                                                       Registration Nos. 33-7647
                                                                        811-4782

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 30, 2004

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-lA

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                    [X]

Pre-Effective Amendment No.                                               [_]

Post-Effective Amendment No. 90                                           [X]


and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                            [X]


Amendment No. 91                                                          [X]

(Check appropriate box or boxes)

                               HSBC INVESTOR FUNDS
               (Exact name of registrant as specified in charter)
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                    (Address of principal executive offices)
       Registrant's Telephone Number, including area code: (617) 470-8000


                                Richard Fabietti
                                452 Fifth Avenue
                            New York, New York 10018

                     (Name and address of agent for service)
                  Please send copies of all communications to:

                                 David J. Harris
                                   Dechert LLP
                               1775 I Street, N.W.
                           Washington, D.C. 20006-2401

It is proposed that this filing will become effective:
[ ] immediately upon filing pursuant to paragraph (b)
[ ] on [date] pursuant to paragraph (b)
[x] 60 days after filing pursuant to paragraph (a)
[ ] on [date] pursuant to paragraph (a) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)

                                   Prospectus

[PICTURE]                                           HSBC Investor
                                                    Funds

                                                    February 28, 2005


                                                    HSBC INVESTOR
                                                    LIMITED MATURITY FUND

                                                    HSBC INVESTOR
                                                    BOND FUND

                                                    HSBC INVESTOR
                                                    NEW YORK TAX-FREE BOND FUND

                                                    HSBC INVESTOR
                                                    GROWTH FUND

                                                    HSBC INVESTOR
                                                    GROWTH AND INCOME FUND

                                                    HSBC INVESTOR
                                                    MID-CAP FUND

                                                    HSBC INVESTOR
                                                    OVERSEAS EQUITY FUND

                                                    HSBC INVESTOR
                                                    OPPORTUNITY FUND

                                                    HSBC INVESTOR
                                                    VALUE FUND

                               HSBC Investor Funds

                     THE SECURITIES AND EXCHANGE COMMISSION
                     HAS NOT APPROVED OR DISAPPROVED THESE
                     SECURITIES OR DETERMINED IF THIS
                     PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY
                     REPRESENTATION TO THE CONTRARY IS A
                     CRIMINAL OFFENSE.

                               PRIVACY POLICY FOR
                               HSBC INVESTOR FUNDS

THIS PRIVACY POLICY NOTICE SUMMARIZES THE COLLECTION AND DISCLOSURE OF NONPUBLIC PERSONAL INFORMATION ("INFORMATION") OF CUSTOMERS ("YOU") OF THE HSBC INVESTOR FAMILY OF FUNDS ("WE" OR "US"). IF YOU ARE AN INDIVIDUAL SHAREHOLDER OF RECORD OF ANY SERIES OF THE FUNDS, WE CONSIDER YOU TO BE A CUSTOMER OF THE HSBC INVESTOR FAMILY OF FUNDS. SHAREHOLDERS PURCHASING OR OWNING SHARES OF ANY OF THE HSBC INVESTOR FAMILY OF FUNDS THROUGH THEIR BANK, BROKER, OR OTHER FINANCIAL INSTITUTION SHOULD CONSULT THAT FINANCIAL INSTITUTION'S PRIVACY POLICIES.

WE COLLECT THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU

We collect Information about you from the following sources: information we receive from you on applications or other forms; information about your transactions with us, our affiliates, or others; and information we receive from a consumer reporting agency.

WE DISCLOSE THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU

We do not disclose any Information about you or any former customer to anyone, except as permitted by law, including to our affiliates and third party service providers.

WE DISCLOSE INFORMATION ABOUT YOU TO THE FOLLOWING TYPES OF THIRD PARTIES

We may disclose Information about you and any former customer to our affiliates, which we consider to include HSBC Bank USA, HSBC Asset Management (Americas) Inc. and their affiliates, and to nonaffiliated third parties, as permitted by law.

We may disclose all of the Information we collect to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

PROTECTING THE SECURITY AND CONFIDENTIALITY OF YOUR INFORMATION

We restrict access to Information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Information.

                       This is not part of the Prospectus

HSBC INVESTOR FUNDS           TABLE OF CONTENTS

                       [LOGO] RISK/RETURN SUMMARY AND FUND EXPENSES

Carefully review this          4      Overview
important section, which       6      HSBC Investor Limited Maturity Fund
summarizes each Fund's        11      HSBC Investor Bond Fund
investments, risks, past      15      HSBC Investor New York Tax-Free Bond Fund
performance, and fees.        19      HSBC Investor Growth Fund
                              22      HSBC Investor Growth and Income Fund
                              26      HSBC Investor Mid-Cap Fund
                              30      HSBC Investor Overseas Equity Fund
                              34      HSBC Investor Opportunity Fund
                              38      HSBC Investor Value Fund

                       [LOGO] INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Review this section           41      HSBC Investor Limited Maturity Fund
for information on            42      HSBC Investor Bond Fund
investment strategies         43      HSBC Investor New York Tax-Free Bond Fund
and risks.                    44      HSBC Investor Growth Fund
                              45      HSBC Investor Growth and Income Fund
                              46      HSBC Investor Mid-Cap Fund
                              47      HSBC Investor Overseas Equity Fund
                              48      HSBC Investor Opportunity Fund
                              49      HSBC Investor Value Fund
                              50      General Risk Factors: All Funds
                              51      Specific Risk Factors

                              52      Portfolio Holdings

                       [LOGO] FUND MANAGEMENT

Review this section           53      The Investment Adviser
for details on                55      Portfolio Managers
                              56      The Distributor and Administrator
the people and                56      The Two-Tier Fund Structure
organizations who provide
services to the Funds.

                       [LOGO] SHAREHOLDER INFORMATION

Review this section for       57      Pricing of Fund Shares
details on how                59      Purchasing and Adding to Your Shares
shares are valued,            62      Selling Your Shares
and how to purchase,          65      Distribution Arrangements/Sales Charge
sell and exchange shares.     69      Exchanging Your Shares
This section also describes   71      Dividends, Distributions and Taxes
related charges, and
payments of dividends
and distributions.

HSBC INVESTOR FUNDS                   TABLE OF CONTENTS (CONTINUED)

                       [LOGO] FINANCIAL HIGHLIGHTS

Review this section           73      HSBC Investor Limited Maturity Fund
for details on                74      HSBC Investor Bond Fund
selected financial            75      HSBC Investor New York Tax-Free Bond Fund
statements of the Funds.      76      HSBC Investor Growth and Income Fund
                              77      HSBC Investor Mid-Cap Fund
                              78      HSBC Investor Overseas Equity Fund
                              79      HSBC Investor Opportunity Fund

                       [LOGO] TAXABLE EQUIVALENT YIELD TABLES

HSBC INVESTOR FUNDS
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

                  OVERVIEW

THE FUNDS         HSBC Investor Funds is a mutual fund family that offers a
                  variety of separate investment portfolios ("Funds"), each with individual investment objectives and strategies. This prospectus provides you important information about each Fund.

                  Each Fund offers three different classes of shares through this prospectus: Class A Shares, Class B Shares and Class C Shares. Some of the Funds offer an additional class of shares pursuant to a separate prospectus. Each class of shares has different characteristics and is subject to different fees and expenses. The following pages of this prospectus will highlight these differences. The Funds' Statement of Additional Information contains a more detailed discussion of the different classes of shares. Please read this prospectus and keep it for future reference.

                  HSBC Investor Funds offers two categories of Funds in this prospectus: Income Funds and Equity Funds. The Income Funds include the HSBC Investor Limited Maturity Fund, HSBC Investor Bond Fund, and HSBC Investor New York Tax-Free Bond Fund. The Equity Funds include the HSBC Investor Growth Fund, HSBC Investor Growth and Income Fund, HSBC Investor Mid-Cap Fund, HSBC Investor Overseas Equity Fund, HSBC Investor Opportunity Fund and HSBC Investor Value Fund. The following pages of this prospectus will highlight the differences between the two categories of Funds and each Fund.

                  The investment objective and strategies of each Fund are not fundamental and may be changed without approval of Fund shareholders. If there is a change in the investment objective or strategies of a Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and need. There can be no assurance that the investment objective of a Fund will be achieved.

                  Other important things for you to note:

                        -     You may lose money by investing in a Fund

                        - Because the value of each Fund's investments will fluctuate with market conditions, so will the value of your investment in a Fund


                  AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF HSBC BANK USA, NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HSBC INVESTOR FUNDS
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

WHO MAY WANT TO INVEST?    INCOME FUNDS

                        Consider investing in an Income Fund if you are:

                              - Looking to add a monthly income component to your investment portfolio

                              -     Seeking higher potential returns than
                                    provided by money market funds

                              - Willing to accept the risks of price and income fluctuations

                              -     Investing short-term reserves

                              - Looking to add a monthly tax-exempt income component to your investment portfolio (New York Tax-Free Bond Fund only)

                        An Income Fund will not be appropriate for anyone:

                              -     Investing emergency reserves

                              -     Seeking safety of principal

                              - Who does not live in New York (New York Tax-Free Bond Fund only)

                        EQUITY FUNDS

                        Consider investing in an Equity Fund if you are:

                              -     Seeking a long-term goal such as retirement

                              - Looking to add a growth component to your investment portfolio

                              - Willing to accept higher risks of investing in the stock market in exchange for potentially higher long-term returns

                        An Equity Fund will not be appropriate for anyone:

                              -     Seeking monthly income

                              - Pursuing a short-term goal or investing emergency reserves

                              -     Seeking safety of principal

HSBC INVESTOR LIMITED MATURITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

                        HSBC  INVESTOR LIMITED MATURITY FUND

INVESTMENT OBJECTIVE    The investment objective of the Limited Maturity Fund is
                        to realize above-average total return, consistent with reasonable risk, through investment primarily in a diversified investment grade portfolio of U.S.
                        Government securities, corporate bonds, mortgage-backed securities and other fixed income securities.

PRINCIPAL INVESTMENT    The Fund seeks to achieve its investment objective by
STRATEGIES              investing all of its assets in the HSBC Investor Limited
                        Maturity Portfolio (the "Portfolio"), which has the same investment objective as the Fund. This two-tier fund structure is commonly referred to as a "master/feeder" structure because one fund (the Limited Maturity Fund or "feeder fund") is investing all its assets in a second fund (the Portfolio or "master fund"). Fund shareholders bear the expenses of both the Fund and the Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Fund could switch to another pooled investment company or decide to manage its assets itself. The Fund is currently not contemplating such a move.

                        The Portfolio invests at least 80% of its assets in investment grade fixed income securities such as U.S. Government securities, corporate debt securities, commercial paper, mortgage-backed securities, asset-backed securities, and similar securities issued by foreign governments and corporations. The average portfolio duration of this Fund normally varies within three- to six-years based on projected interest rates.

PRINCIPAL INVESTMENT    Market Risk: The Fund's performance per share will
RISKS                   change daily based on many factors, including the
                        quality of the instruments in the Portfolio's investment portfolio, national and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                        Credit Risk: The Fund could lose money if the issuer of a fixed income security owned by the Portfolio defaults on its financial obligation.

                        Interest Rate Risk: Changes in interest rates will affect the yield and value of the Portfolio's investments in debt securities.

                        Derivatives Risk: The Portfolio may invest in derivative instruments (e.g., options and futures contracts) to help achieve its investment objective. The Portfolio intends to do so primarily for hedging purposes. These investments could increase the Fund's price volatility or reduce the return on your investment.


                        Prepayment Risk: Risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as an asset-based security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment.

HSBC INVESTOR LIMITED MATURITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES    [LOGO]

                        Extension Risk: Risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as an asset-based security) later than expected. This may happen during a period of rising interest rates.

                        Foreign Investment Risk: The Portfolio's investments in foreign securities are riskier than investments in U.S. securities. Investments in foreign securities may lose value due to unstable international, political and economic conditions, fluctuations in currency exchange rates, and lack of adequate company information.

HSBC INVESTOR LIMITED MATURITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS
AS OF 12/31 FOR CLASS A SHARES


The bar chart on this page shows the HSBC Investor Limited Maturity Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions, but does not reflect sales charges. If sales charges were reflected, returns would be less than those shown.


The returns for Class B and Class C Shares will differ from the returns for Class A Shares shown in the bar chart because of differences in expenses of each class.

[BAR CHART]

2002                    7.29%
2003                    3.09%
2004

Of course, past performance does not indicate how the Fund will perform in the future.


Best quarter:
Worst quarter:

HSBC INVESTOR LIMITED MATURITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

The table below compares the Fund's performance over time to that of the Lehman Brothers Intermediate Aggregate Bond Funds Index, an unmanaged index generally representative of investment grade issues with maturities between three and ten years. The table assumes reinvestment of dividends and distributions, and includes applicable sales charges.

The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A Shares of the Fund. After-tax returns for Class B and Class C Shares may vary.


In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2004)



                                                                                INCEPTION                                SINCE
                                                                                  DATE                 1 YEAR          INCEPTION
                                                                              ------------             ------          ---------
CLASS A RETURN BEFORE TAXES                                                   Feb. 7, 2001              0.00%            0.00%
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS                                   Feb. 7, 2001              0.00%            0.00%
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND
SALES OF FUND SHARES                                                          Feb. 7, 2001              0.00%            0.00%
CLASS B RETURN BEFORE TAXES (WITH APPLICABLE CDSC)                            Feb. 15, 2001             0.00%            0.00%
CLASS C RETURN BEFORE TAXES (WITH APPLICABLE CDSC)                            Feb. 13, 2001             0.00%            0.00%
LEHMAN BROTHERS INTERMEDIATE AGGREGATE BOND FUNDS INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                                                                  0.00%            0.00%*


*  Since January 31, 2001.

HSBC INVESTOR LIMITED MATURITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

                              FEES AND EXPENSES(1)

As an investor in the HSBC Investor Limited Maturity Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder transactions fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                           A SHARES        B SHARES      C SHARES
-----------------------------------------------------               --------        --------      --------
Maximum sales charge (load) on purchases(2)                            4.75%          None          None
Maximum deferred sales charge (load)                                   None           4.00%         1.00%
Redemption/Exchange Fee
(as a percentage of amount redeemed or exchanged)(3)                   2.00%          2.00%         2.00%



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                       A SHARES        B SHARES      C SHARES
-----------------------------------------------------               --------        --------      --------
Management fee                                                         0.40%          0.40%         0.40%
Distribution (12b-1) fee                                               0.00%(4)       0.75%         0.75%
   Shareholder servicing fee                                           0.25%          0.25%         0.25%
   Other operating expenses                                            0.00%          0.00%         0.00%
Total other expenses:                                                  0.00%          0.00%         0.00%
Total Fund operating expenses                                          0.00%          0.00%         0.00%


(1) This table reflects the combined fees for both the Limited Maturity Fund and the Limited Maturity Portfolio.

(2)   Lower sales charges are available depending on the amounts invested.


(3) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see "Redemption Fee" on page __of this prospectus.



(4) There is a non-compensatory 12b-1 plan for Class A Shares, which authorizes payments of up to 0.25% of the Fund's average daily net assets attributable to Class A Shares. To date, no payments under the 12b-1 plan have been made.


The Example is intended to help you compare the cost of investing in 3 shares of the Fund with the cost of investing in other mutual funds. It EARS illustrates the amount of fees and expenses you would pay, assuming the following:

      -     $10,000 investment

      -     5% annual return

      -     no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                                EXPENSE EXAMPLE*


                      1         3        5         10
                     YEAR     YEARS     YEARS     YEARS
                     ----     -----     -----     -----
CLASS A SHARES        $        $         $         $
CLASS B SHARES
  ASSUMING
  REDEMPTION          $        $         $         $
  ASSUMING NO
  REDEMPTION          $        $         $         $
CLASS C SHARES
  ASSUMING
  REDEMPTION          $        $         $         $
  ASSUMING NO
  REDEMPTION          $        $         $         $


* The table reflects the combined fees for both the Limited Maturity Fund and the Limited Maturity Portfolio.

HSBC INVESTOR BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

                        HSBC  INVESTOR BOND FUND

INVESTMENT OBJECTIVE    The investment objective of the Bond Fund is to realize
                        above-average total return, consistent with reasonable risk, through investment primarily in a diversified portfolio of fixed income securities.

PRINCIPAL INVESTMENT    The Fund seeks to achieve its investment objective by
STRATEGIES              investing all of its assets in the HSBC Investor Fixed
                        Income Portfolio (the "Portfolio"), which has the same investment objective as the Fund. This two-tier fund structure is commonly referred to as a "master/feeder" structure because one fund (the Bond Fund or "feeder fund") is investing all its assets in a second fund (the
                        Portfolio or "master fund"). Fund shareholders bear the expenses of both the Fund and the Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Fund could switch to another pooled investment company or decide to manage its assets itself. The Fund is currently not contemplating such a move.

                        The Portfolio invests at least 80% of its assets in fixed income securities, such as U.S. Government securities, corporate debt securities and commercial paper, mortgage-backed and asset-backed securities, and similar securities issued by foreign governments and corporations.

PRINCIPAL INVESTMENT    Market Risk: The Fund's performance per share will
RISKS                   change daily based on many factors, including the
                        quality of the instruments in the Portfolio's investment portfolio, national and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                        Credit Risk: The Fund could lose money if the issuer of a fixed income security owned by the Portfolio defaults on its financial obligation.

                        Interest Rate Risk: Changes in interest rates will affect the yield and value of the Fund's investments in debt securities.

                        Derivatives Risk: The Fund may invest in derivative instruments (e.g., options and futures contracts) to help achieve its investment objective. The Fund intends to do so primarily for hedging purposes. These investments could increase the Fund's price volatility or reduce the return on your investment.

                        High Yield ("Junk Bonds") Risk: The Fund may invest in high-yield securities, which are subject to higher credit risks and are less liquid than other fixed income securities. The Fund could lose money if it is unable to dispose of these investments at an appropriate time.

HSBC INVESTOR BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS
AS OF 12/31 FOR CLASS A SHARES

The bar chart on this page shows the HSBC Investor Bond Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions, but does not reflect sales charges. If sales charges were reflected, returns would be less than those shown.

The returns for Class B and Class C Shares will differ from the returns for Class A Shares shown in the bar chart because of differences in expenses of each class.

[BAR CHART]


1997                    8.49%
1998                    6.41%
1999                   -1.28%
2000                   10.60%
2001                    8.42%
2002                    8.04%
2003                    3.98%
2004


Of course, past performance does not indicate how the Fund will perform in the future.


Best quarter:
Worst quarter:

HSBC INVESTOR BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]


The table below compares the Fund's performance over time to that of the Lehman U.S. Aggregate Bond Index, a unmanaged index which represents the U.S. investment grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), the Lipper A Rated Bond Fund Index, an unmanaged, equally weighted index composed of the 30 largest mutual funds with a similar investment objective, and the Citigroup Broad Investment-Grade Bond Index, a market capitalization based total return index containing U.S. fixed rate issues of greater than one year and at least $50 million outstanding. The table assumes reinvestment of dividends and distributions, and includes applicable sales charges.


The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A Shares of the Fund. After-tax returns for Class B and Class C Shares may vary.


In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2004)



                                                                            INCEPTION                                      SINCE
                                                                               DATE            1 YEAR       5 YEARS      INCEPTION
                                                                           ----------          ------       -------      ---------
CLASS A RETURN BEFORE TAXES                                                Aug. 26, 1996          0.00%          0.00%      0.00%
CLASS A RETURNS AFTER TAXES ON DISTRIBUTIONS                               Aug. 26, 1996          0.00%          0.00%      0.00%
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES        Aug. 26, 1996          0.00%          0.00%      0.00%
CLASS B (WITH APPLICABLE CDSC) RETURN BEFORE TAXES                         Jan. 6, 1998           0.00%          0.00%      0.00%
CLASS C (WITH APPLICABLE CDSC) RETURN BEFORE TAXES                         Nov. 4, 1998           0.00%          0.00%      0.00%
[LEHMAN U.S. AGGREGATE BOND INDEX (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)]                                                                               0.00%          0.00%      0.00%
LIPPER A RATED BOND FUND INDEX (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                                                                                0.00%          0.00%      0.00%**
CITIGROUP BROAD INVESTMENT GRADE BOND INDEX (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                                                                      0.00%          0.00%      0.00%**



* [The Fund has changed the index to which it compares its performance from the Citigroup Broad Investment-Grade Bond Index to the Lehman U.S. Aggregate Bond Index. This change was effected because the Lehman U.S. Aggregate Bond Index better represents the types of securities in which the Fund may invest.]


**    Since August 31, 1996.

HSBC INVESTOR BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

                                          FEES AND EXPENSES(1)

As an investor in the HSBC Investor Bond Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  A SHARES        B SHARES      C SHARES
----------------------------------------------------       --------        --------      --------
Maximum sales charge (load) on purchases(2)                   4.75%          None          None
Maximum deferred sales charge (load)                          None           4.00%         1.00%
Redemption/Exchange Fee
(as a percentage of amount redeemed or exchanged)(3)          2.00%          2.00%         2.00%



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)              A SHARES        B SHARES      C SHARES
----------------------------------------------------       --------        --------      --------
Management fee                                                0.38%          0.38%         0.38%
Distribution (12b-1) fee                                      0.00%(4)       0.75%         0.75%
      Shareholder servicing fees                              0.25%          0.25%         0.25%
      Other operating expenses                                0.00%          0.00%         0.00%
Total other expenses                                          0.00%          0.00%         0.00%
Total Fund operating expenses                                 0.00%          0.00%         0.00%
Fee waiver and/or expense reimbursement(5)                    0.00%          0.00%         0.00%
Net operating expenses                                        0.00%          0.00%         0.00%


(1) The table reflects the combined fees of both the Bond Fund and the Fixed Income Portfolio.

(2)   Lower sales charges are available depending on the amounts invested.


(3) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see "Redemption Fee" on page __ of this prospectus.



(4) There is a non-compensatory 12b-1 plan for Class A Shares, which authorizes payments of up to 0.25% of the Fund's average daily net assets attributable to Class A Shares. To date, no payments under the 12b-1 plan have been made.



(5) HSBC Asset Management (Americas) Inc. has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 1.10% for Class A Shares, 1.85% for Class B Shares and 1.85% for Class C Shares. The expense limitation is contractual and shall be in effect until [March 1, 2006].


The Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

      -     $10,000 investment

      -     5% annual return

      -     no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                                EXPENSE EXAMPLE*


                           1        3        5          10
                          YEAR    YEARS    YEARS      YEARS
                          ----    -----    -----      -----
CLASS A SHARES             $        $        $          $
CLASS B SHARES
   ASSUMING
   REDEMPTION              $        $        $          $
   ASSUMING NO
   REDEMPTION              $        $        $          $
CLASS C SHARES
   ASSUMING
   REDEMPTION              $        $        $          $
   ASSUMING NO
   REDEMPTION              $        $        $          $


* The example reflects the combined fees of both the Bond Fund and the Fixed Income Portfolio.

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND     [LOGO]
RISK/RETURN SUMMARY AND FUND EXPENSES

                        HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

INVESTMENT OBJECTIVE    The investment objective of the New York Tax-Free Bond
                        Fund is to provide shareholders of the Fund with income exempt from regular federal, New York State and New York
                        City personal income taxes.

PRINCIPAL INVESTMENT    The Fund seeks to achieve its investment objective by
STRATEGIES              investing 80% of its assets in a non-diversified
                        portfolio of municipal bonds, notes, commercial paper, U.S. Government securities, and other debt instruments or securities the interest on which is exempt from regular federal (except for U.S. Government securities), New York State and New York City personal income taxes.

PRINCIPAL INVESTMENT    Market Risk: The Fund's performance per share will
RISKS                   change daily based on many factors, including the
                        quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                        Credit Risk: The Fund could lose money if the issuer of a fixed income security owned by the Fund defaults on its financial obligation.

                        Interest Rate Risk: Changes in interest rates will affect the yield and value of the Fund's investments in debt securities.

                        Derivatives Risk: The Fund may invest in derivative instruments (e.g., option and futures contracts) to help achieve its investment objective. The Fund may do so only for hedging purposes and not for speculation. These investments could increase the Fund's price volatility or reduce the return on your investment.

                        Concentration Risk: Because the Fund will concentrate its investments in New York Municipal Obligations and may invest a significant portion of its assets in the securities of a single issuer or sector, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

                        Historically, New York State and other issuers of New York Municipal Obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions that adversely affect these industries could affect the ability of New York and its localities to meet its financial obligations. If such difficulties arise in the future, you could lose money on your investment.

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

The bar chart on this page shows the HSBC
Investor New York Tax-Free Bond Fund's
annual returns and how its performance
has varied from year to year. The bar chart assumes reinvestment of dividends and distributions, but does not reflect sales charges. If sales charges were reflected, returns would be less than those shown.

The returns for Class B and Class C Shares will differ from the returns for Class A
Shares shown in the bar chart because of differences in expenses of each class.

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS
AS OF 12/31 FOR CLASS A SHARES

[BAR CHART]


1996                    3.16%
1997                    9.20%
1998                    6.12%
1999                   -3.34%
2000                   10.55%
2001                    3.80%
2002                    8.96%
2003                    4.44%
2004


Of course, past performance does not indicate how the Fund will perform in the Future.


Best quarter:
Worst quarter:

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

The table below compares the Fund's performance over time to that of the Lehman NY Exempt Index, an index composed of investment grade New York tax-exempt securities, all having a $50 million minimum maturity value, and the Lipper NY Municipal Bond Fund Index, an unmanaged, equally weighted index composed of the 30 largest mutual funds with a similar investment objective. The table assumes reinvestment of dividends and distributions, and includes applicable sales charges.

The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A Shares of the Fund. After-tax returns for Class B and Class C Shares may vary.


In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2004)



                                                                      INCEPTION                                          SINCE
                                                                        DATE               1 YEAR         5 YEAR       INCEPTION
                                                                    -----------            ------         ------       ---------
CLASS A RETURN BEFORE TAXES                                         May 1, 1995             0.00%          0.00%         0.00%
CLASS A RETURN AFTER TAXES ON DISTRIBUTION                          May 1, 1995             0.00%          0.00%         0.00%
CLASS A RETURN AFTER TAXES ON DISTRIBUTION AND
SALES OF FUND SHARES                                                May 1, 1995             0.00%          0.00%         0.00%
CLASS B (WITH APPLICABLE CDSC) RETURN BEFORE TAXES                  Jan. 6, 1998            0.00%          0.00%         0.00%
CLASS C (WITH APPLICABLE CDSC) RETURN BEFORE TAXES                  Nov. 4, 1998            0.00%          0.00%         0.00%
LEHMAN NY EXEMPT INDEX (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                                                                          0.00%          0.00%         0.00%*
LIPPER NY MUNICIPAL BOND FUND INDEX (REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                                                                    0.00%          0.00%         0.00%*


*     Since April 30, 1995.

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

                                          FEES AND EXPENSES

As an investor in the HSBC Investor New York Tax-Free Bond Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                             A SHARES        B SHARES        C SHARES
-----------------------------------------------------                 --------        --------        --------
Maximum sales charge (load) on purchases(1)                            4.75%            None             None
Maximum deferred sales charge (load)                                   None             4.00%            1.00%
Redemption/Exchange Fee
(as a percentage of amount redeemed or exchanged)(2)                   2.00%            2.00%            2.00%



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                         A SHARES        B SHARES        C SHARES
-----------------------------------------------------                 --------        --------        --------
Management fee                                                         0.25%            0.25%           0.25%
Distribution (12b-1) fee                                               0.00%(3)         0.75%           0.75%
      Shareholder servicing fee                                        0.25%            0.25%           0.25%
      Other operating expenses                                         0.00%            0.00%           0.00%
Total other expenses:                                                  0.00%            0.00%           0.00%
Total Fund operating expenses                                          0.00%            0.00%           0.00%


(1)   Lower sales charges are available depending on the amount invested.


(2) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see "Redemption Fee" on page __ of this prospectus.



(3) There is a non-compensatory 12b-1 plan for Class A Shares, which authorizes payments of up to 0.25% of the Fund's average daily net assets attributable to Class A Shares. To date, no payments under the 12b-1 plan have been made.


The Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

      -     $10,000 investment

      -     5% annual return

      -     no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                          EXPENSE EXAMPLE


                        1         3        5         10
                       YEAR     YEARS    YEARS     YEARS
                       ----     -----    -----     -----
CLASS A SHARES          $         $        $         $
CLASS B SHARES
   ASSUMING
   REDEMPTION           $         $        $         $
   ASSUMING NO
   REDEMPTION           $         $        $         $
CLASS C SHARES
   ASSUMING
   REDEMPTION           $         $        $         $
   ASSUMING NO
   REDEMPTION           $         $        $         $

HSBC INVESTOR GROWTH FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

                        HSBC INVESTOR GROWTH FUND

INVESTMENT OBJECTIVE    The investment objective of the Growth Fund is long-term
                        growth of capital.

PRINCIPAL INVESTMENT    The Growth Fund seeks to achieve its investment
STRATEGIES              objective by investing all of its assets in the HSBC
                        Investor Growth Portfolio (the "Growth Portfolio"), which has the same investment objective as the Growth
                        Fund. This two-tier fund structure is commonly referred to as a "master/feeder" structure because one fund (the
                        Growth Fund or "feeder fund") is investing all its assets in a second fund (the Growth Portfolio or "master fund"). Growth Fund shareholders bear the expenses of both the Growth Fund and the Growth Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Growth Fund could switch to another pooled investment company or decide to manage its assets itself. The Growth Fund is currently not contemplating such a move.


                        Under normal market conditions, the Growth Portfolio will primarily invest in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion, which Waddell & Reed Investment Management Company ("Waddell & Reed"), the Portfolio's investment sub-adviser, believes have the potential to generate superior levels of long-term profitability and growth. Waddell & Reed selects superior growth companies which it anticipates will create superior wealth over time and have sustainable competitive advantages. Waddell & Reed's selection process is a blend of quantitative and fundamental research. From a quantitative standpoint, Waddell & Reed concentrates on profitability, capital intensity, cash flow and valuation measures, as well as earnings growth rates. Once the quantitative research is completed Waddell & Reed conducts its internal research. Waddell & Reed searches to identify those companies that it believes possess a sustainable competitive advantage. Waddell & Reed seeks to outperform the Russell Large Cap Growth Index.


PRINCIPAL INVESTMENT    Market Risk: The Growth Fund's performance per share
RISKS                   will change daily based on many factors, including
                        national and international economic conditions and general market conditions. You could lose money on your investment in the Growth Fund or the Growth Fund could underperform other investments.

                        Equity Risk: Equity securities have greater price volatility than fixed income instruments. The value of the Growth Portfolio will fluctuate as the market price of its investments increases or decreases.

                        Growth Stock Risk: The return on growth stocks may or may not move in tandem with the returns on other styles of investing or the stock market. Growth stocks may be particularly susceptive to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.

HSBC INVESTOR GROWTH FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

                        Medium and Large Capitalization Risk: The Growth Portfolio may invest in medium and large capitalization companies. Large capitalization stocks may fall out of favor with investors, and may be particularly volatile in the event of earnings disappointments or other financial developments. Medium capitalization companies may involve greater risks than investment in large capitalization companies due to such factors as limited product lines, market and financial or managerial resources.

                        Foreign Investment Risk: The Growth Portfolio's investments in foreign securities are riskier than investments in U.S. securities. Investments in foreign securities may lose value due to unstable international political and economic conditions, fluctuations in currency exchange rates, lack of adequate company information, as well as other factors.

                        Issuer Risk: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand for the issuer's products and services.

                        Interest Rate Risk: The risk that changes in interest rates will affect the value of the Growth Portfolio's investments. In particular, the Growth Portfolio's investment in fixed income securities generally will change in value inversely with changes in interest rates.

                        High Yield ("Junk Bonds") Risk: The Growth Portfolio may invest in high-yield securities, which are subject to higher credit risk and are less liquid than other fixed income securities. The Growth Portfolio could lose money if it is unable to dispose of these investments at an appropriate time.


PERFORMANCE INFORMATION No performance information is presented for the Growth
                        Fund because it has been in operation for less than one full calendar year.

HSBC INVESTOR GROWTH FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

                                          FEES AND EXPENSES(1)

As an investor in the HSBC Investor Growth Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                           A SHARES        B SHARES       C SHARES
-----------------------------------------------------               --------        --------       --------
Maximum sales charge (load) on purchases(2)                           5.00%           None           None
Maximum deferred sales charge (load)                                  None            4.00%         1.00%
Redemption/Exchange Fee
(as a percentage of amount redeemed or exchanged)(3)                 2.00%            2.00%         2.00%



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                       A SHARES        B SHARES       C SHARES
-----------------------------------------------------               --------        --------       --------
Management fee                                                        0.50%           0.50%         0.50%
Distribution (12b-1) fee                                              0.00%(4)        0.75%         0.75%
     Shareholder servicing fee:                                       0.25%           0.25%         0.25%
     Other operating expenses:                                        0.00%           0.00%         0.00%
Total Other Expenses:                                                 0.00%           0.00%         0.00%
Total Fund operating expenses                                         0.00%           0.00%         0.00%
Fee waiver and/or expense reimbursement(5)                            0.00%           0.00%         0.00%
Net operating expenses                                                0.00%           0.00%         0.00%


(1) This table reflects the combined fees for both the Growth Fund and the Growth Portfolio.

(2)   Lower sales charges are available depending on the amount invested.


(3) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see "Redemption Fee" on page __ of this prospectus.



(4) There is a non-compensatory 12b-1 plan for Class A Shares, which authorizes payments of up to 0.25% of the Growth Fund's average daily net assets attributable to Class A Shares. To date, no payments under the 12b-1 plan have been made.



(5) HSBC Asset Management (Americas) Inc. has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 1.20% for Class A Shares, 1.95% for Class B Shares and 1.95% for Class C Shares. The expense limitation is contractual and shall be in effect until [March 1, 2006].


This Example is intended to help you compare the cost of investing in shares of the Growth Fund with the costs of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

      -     $10,000 investment

      -     5% annual return

      -     no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                                EXPENSE EXAMPLE*


                              1          3
                            YEAR       YEARS
                            ----       -----
CLASS A SHARES                $          $
CLASS B SHARES
   ASSUMING REDEMPTION        $          $
   ASSUMING NO
   REDEMPTION                 $          $
CLASS C SHARES

   ASSUMING REDEMPTION        $          $
   ASSUMING NO
   REDEMPTION                 $          $


* This example reflects the combined fees of both the Growth Fund and the Growth Portfolio.

HSBC INVESTOR GROWTH AND INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

                                          HSBC INVESTOR GROWTH AND INCOME FUND

INVESTMENT OBJECTIVE    The investment objective of the Growth and Income Fund
                        is to pursue long-term growth of capital and current income.

PRINCIPAL INVESTMENT    The Fund normally invests at least 65% of its assets in
STRATEGIES              common stocks, preferred stocks, and convertible
                        securities. The Fund may invest the balance of its assets in various types of fixed income securities and in money market instruments. These fixed income securities may include U.S. Government securities, corporate bonds, asset-backed securities (including mortgage-backed securities), obligations of savings and loans and U.S. and foreign banks, commercial paper and related repurchase agreements. The Adviser selects securities for the portfolio that appear to be undervalued, some of which will be income-producing. In selecting securities, the Adviser uses quantitative and fundamental research to identify stocks it believes are undervalued. Investments will be sold if they no longer meet the Fund's criteria for investment.

PRINCIPAL INVESTMENT    Market Risk: Risk that the value of the Fund's
RISKS                   investments will fluctuate as the stock market
                        fluctuates and that stock prices overall may decline over short or longer-term periods.

                        Interest Rate Risk: Risk that changes in interest rates will affect the value of the Fund's investments in income-producing or fixed-income or debt securities. Increases in interest rates may cause the value of the Fund's investments to decline.

                        Credit Risk: Risk that the issuer of a debt security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations.

                        Prepayment Risk: With respect to mortgage-backed securities, the risk that the principal amount of the underlying mortgages will be repaid prior to the bond's maturity date. When such repayment occurs, no additional interest will be paid on the investment.

                        Security-Specific Risk: Risk that the issuer will be unable to achieve its earnings or growth expectations.

HSBC INVESTOR GROWTH AND INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]


The bar chart on this page shows the HSBC
Investor Growth and Income Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions, but does not reflect sales charges. If sales charges were reflected, returns would be less than those shown.


The returns for Class B and Class C Shares will differ from the returns for Class A
Shares shown in the bar chart because of differences in expenses of each class.

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS
AS OF 12/31 FOR CLASS A SHARES

[BAR CHART]


2002                    -25.38%
2003                     26.23%
2004


Of course, past performance does not indicate how the Fund will perform in the future.


Best quarter:
Worst quarter:

HSBC INVESTOR GROWTH AND INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

The table below compares the Fund's performance over time to that of the Standard & Poor's 500 Index(R), an unmanaged index that is generally representative of the U.S. stock market as a whole. The table assumes reinvestment of dividends and distributions, and includes applicable sales charges.

The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A Shares of the Fund. After-tax returns for Class B and Class C Shares may vary.


In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2004)



                                            INCEPTION                                SINCE
                                               DATE                    1 YEAR      INCEPTION
                                          -------------                ------      ---------
CLASS A RETURN BEFORE TAXES               Apr. 12, 2001                 0.00%        0.00%
CLASS A RETURN AFTER TAXES ON
DISTRIBUTIONS                             Apr. 12, 2001                 0.00%        0.00%
CLASS A RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND
SHARES                                    Apr. 12, 2001                 0.00%        0.00%
CLASS B RETURN BEFORE TAXES
(WITH APPLICABLE CDSC)                     Apr. 5, 2001                 0.00%        0.00%
CLASS C RETURN BEFORE TAXES
(WITH APPLICABLE CDSC)                                                   N/A           N/A
STANDARD & POOR'S 500 INDEX(R)
(REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                                                0.00%         0.00%*


*     Since March 31, 2001.

HSBC INVESTOR GROWTH AND INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

                                                 FEES AND EXPENSES

As an investor in the HSBC Investor Growth and Income Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder transactions fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  A SHARES       B SHARES       C SHARES
-----------------------------------------------------      --------       --------       --------
Maximum sales charge (load) on purchases(1)                   5.00%           None         None
Maximum deferred sales charge (load)                           None          4.00%        1.00%
Redemptions/Exchange Fee
(as a percentage of amount redeemed or exchanged)(2)          2.00%          2.00%        2.00%



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)              A SHARES       B SHARES       C SHARES
---------------------------------------------              --------       --------       --------
Management fee                                                0.55%          0.55%         0.55%
Distribution (12b-1) fee                                      0.00%(3)       0.75%         0.75%
     Shareholder servicing fee                                0.25%          0.25%         0.25%
     Other operating expenses                                 0.00%          0.00%         0.00%
Total other expenses:                                         0.00%          0.00%         0.00%
Total Fund operating expenses                                 0.00%          0.00%         0.00%


(1)   Lower sales charges are available depending on the amount invested.


(2) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see "Redemption Fee" on page __ of this prospectus.



(3) There is a non-compensatory 12b-1 plan for Class A Shares, which authorizes payments up to 0.25% of the Fund's average daily net assets attributable to Class A Shares. To date, no payments under the 12b-1 plan have been made.



This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


-       $10,000 investment

-       5% annual return

-       no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                        EXPENSE EXAMPLE


                        1         3         5          10
                       YEAR     YEARS     YEARS       YEARS
                       ----     -----     -----       -----
CLASS A SHARES          $         $         $           $
CLASS B SHARES
   ASSUMING
   REDEMPTION           $         $         $           $
   ASSUMING NO
   REDEMPTION           $         $         $           $
CLASS C SHARES
   ASSUMING
   REDEMPTION           $         $         $           $
   ASSUMING NO
   REDEMPTION           $         $         $           $

HSBC INVESTOR MID-CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

                        HSBC INVESTOR MID-CAP FUND

INVESTMENT OBJECTIVE    The investment objective of the Mid-Cap Fund is to
                        achieve a higher rate of return than that generated by the Russell MidCap Growth Index.

PRINCIPAL INVESTMENT    The Fund seeks to achieve its objective by investing in
STRATEGIES              common or preferred stocks and convertible securities.
                        The Fund normally invests at least 80% of its assets in equity securities of mid-sized companies with market capitalizations falling within the range of the Russell
                        MidCap Growth Index (between $___ million and $___ billion as of January 31, 2005) at the time of acquisition. Investments are primarily in domestic common stocks but also may include, to a limited degree, preferred stocks, and convertible securities. The Fund's
                        Adviser selects stocks that have attractive valuation, the potential for future earnings growth and in the Adviser's opinion are likely to outperform the Russell
                        MidCap Growth Index. In selecting securities the Adviser uses quantitative research (e.g., analyzing profitability, sales growth, earnings acceleration, and debt levels) and fundamental research (e.g., analyzing factors such as sustainable competitive advantages, the sector outlook, and the quality of the management) to identify stocks meeting its criteria in an effort to outperform the Russell MidCap Growth Index. Investments will be sold if they no longer meet the Fund's criteria for investment.


PRINCIPAL INVESTMENT    Capitalization Risk: Investments in mid-capitalization
RISKS                   companies involve greater risk than is customarily
                        associated with larger more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.


                        Management Risk: Risk that the strategy used by the Adviser may fail to produce the desired results.

                        Market Risk: Risk that the value of the Fund's investments will fluctuate as the stock market fluctuates and that stock prices overall may decline over short or longer-term periods.

                        Security-Specific Risk: Risk that the issuer will be unable to achieve its earnings or growth expectations.

HSBC INVESTOR MID-CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

The bar chart on this page shows the HSBC
Investor Mid-Cap Fund's annual returns
and how its performance has varied from
year to year. The bar chart assumes
reinvestment of dividends and distributions, but does not reflect sales charges. If sales charges were reflected, returns would be less than those shown.

The returns for Class B and Class C Shares will differ from the returns for Class A
Shares shown in the bar chart because
of differences in expenses of each class.

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS
AS OF 12/31(1) FOR CLASS A SHARES


[BAR CHART]



1995                    32.75%
1996                    16.45%
1997                    30.75%
1998                     8.23%
1999                    38.12%
2000                    10.89%
2001                    -9.41%
2002                   -27.19%
2003                    31.73%
2004



Of course, past performance does not indicate how the Fund will perform in the future.



Best quarter:
Worst quarter:



1. The Fund commenced operations on July 1, 2000 upon the transfer to the Fund of assets held in a collective investment trust (the "CTF") maintained by HSBC Bank USA, for which HSBC Asset Management (Americas) Inc. had provided day-to-day portfolio management. The CTF had substantially the same investment objective, policies, and limitations as the Fund. Assets from the CTF were transferred to the Fund.


      The Fund calculates its performance for periods prior to July 1, 2000 by including the CTF's total return, adjusted to reflect the deduction of fees and expenses applicable to the Fund as stated in the Fee Table in this Prospectus (that is, adjusted to reflect estimated expenses, including the Fund's pro rata share of the aggregate annual operating expenses including 12b-1 fees).

      The CTF was not registered with the SEC and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CTF had been registered with the SEC, its performance might have been adversely affected.

HSBC INVESTOR MID-CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

The table below compares the Fund's performance(1) over time to that of the Russell MidCap Growth Index. The Russell MidCap Growth Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The table assumes reinvestment of dividends and distributions, and includes applicable sales charges.

The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A Shares of the Fund. After-tax returns for Class B and Class C Shares may vary.


In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2004)



                                                              INCEPTION                       5           10         SINCE
                                                                DATE(2)           1 YEAR    YEARS        YEARS     INCEPTION
                                                             ------------         ------    -----        -----     ---------
CLASS A RETURN BEFORE TAXES                                  July 1, 1993          0.00%    0.00%        0.00%       0.00%
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS                  July 1, 1993          0.00%    0.00         0.00        0.00%*
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS                                                                               *
AND SALE OF FUND SHARES                                      July 1, 1993          0.00%    0.00         0.00        0.00%

CLASS B RETURN BEFORE TAXES
(WITH APPLICABLE CDSC)                                       July 1, 1993          0.00%    0.00%        0.00%       0.00%
CLASS C RETURN BEFORE TAXES
(WITH APPLICABLE CDSC)                                       July 1, 1993          0.00%    0.00%        0.00%       0.00%

RUSSELL MIDCAP GROWTH INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES
OR TAXES)                                                                          0.00%    0.00%        0.00%       0.00%%**


*     Since July 1, 2000

**    Since July 1, 1993


1. The Fund commenced operations on July 1, 2000 upon the transfer to the Fund of assets held in a collective investment trust (the "CTF") maintained by HSBC Bank USA, for which HSBC Asset Management (Americas) Inc. had provided day-to-day portfolio management. The CTF had substantially the same investment objective, policies, and limitations as the Fund. Assets from the CTF were transferred to the Fund. The Fund calculates its performance for periods prior to July 1, 2000 by including the CTF's total return, adjusted to reflect the deduction of fees and expenses applicable to the Fund as stated in the Fee Table in this Prospectus (that is, adjusted to reflect estimated expenses, including the Fund's pro rata share of the aggregate annual operating expenses including 12b-1 fees).


      The CTF was not registered with the SEC and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CTF had been registered with the SEC, its performance might have been adversely affected.

2. Prior to July 1, 1993, the CTF had a different investment objective and, therefore the performance for that time period is not included.

HSBC INVESTOR MID-CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

                                          FEES AND EXPENSES

As an investor in the HSBC Investor Mid-Cap Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder transactions fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


 SHAREHOLDER TRANSACTION EXPENSES
 (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                                   A SHARES        B SHARES      C SHARES
------------------------------------------------------                                       --------        --------      --------
 Maximum sales charge (load) on purchases(1)                                                 5.00%             None          None
 Maximum deferred sales charge (load)                                                        None              4.00%         1.00%
 Redemption/Exchange Fee
 (as a percentage of amount redeemed or exchanged)(2)                                        2.00%             2.00%         2.00%



 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                                               A SHARES        B SHARES      C SHARES
------------------------------------------------------                                       --------        --------      --------
 Management fee                                                                                 0.55%          0.55%         0.55%
 Distribution (12b-1) fee                                                                       0.00%(3)       0.75%         0.75%
      Shareholder servicing fee                                                                 0.25%          0.25%         0.25%
      Other operating expenses                                                                  0.00%          0.00%         0.00%
 Total other expenses:                                                                          0.00%          0.00%         0.00%
 Total Fund operating expenses                                                                  0.00%          0.00%         0.00%


(1)   Lower sales charges are available depending on the amounts invested.


(2) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see "Redemption Fee" on page __ of this prospectus.



(3) There is a non-compensatory 12b-1 plan for Class A Shares, which authorizes payments of up to 0.25% of the Fund's average daily net assets attributable to Class A Shares. To date, no payments under the 12b-1 plan have been made.



This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


    -   $10,000 investment

    -   5% annual return

    -   no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                        EXPENSE EXAMPLE


                          1        3        5          10
                        YEAR     YEARS    YEARS      YEARS
                        ----     -----    -----      -----
CLASS A SHARES            $        $        $          $
CLASS B SHARES
   ASSUMING
   REDEMPTION             $        $        $          $
   ASSUMING NO
   REDEMPTION             $        $        $          $
CLASS C SHARES
   ASSUMING
   REDEMPTION             $        $        $          $
   ASSUMING NO
   REDEMPTION             $        $        $          $

HSBC INVESTOR OVERSEAS EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

                        HSBC INVESTOR OVERSEAS EQUITY FUND

INVESTMENT OBJECTIVE    The investment objective of the Overseas Equity Fund is
                        to seek long-term growth of capital and future income through investment primarily in securities of non-U.S.
                        issuers and securities of issuers whose principal markets are outside of the United States.

PRINCIPAL INVESTMENT    The Fund seeks to achieve its investment objective by
STRATEGIES              investing all of its assets in the HSBC Investor
                        International Equity Portfolio (the "Portfolio"), which has the same investment objective as the Fund. This two-tier fund structure is commonly referred to as a "master/feeder" structure because one fund (the Overseas
                        Equity Fund or "feeder fund") is investing all its assets in a second fund (the Portfolio or "master fund"). Fund shareholders bear the expenses of both the Fund and the Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Fund could switch to another pooled investment company or decide to manage its assets itself. The Fund is currently not contemplating such a move.

                        Under normal market conditions, the Portfolio will invest at least 80% of its assets in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East.

PRINCIPAL INVESTMENT    Market Risk: The Fund's performance per share will
RISKS                   change daily based on many factors, including national
                        and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                        Equity Risk: Equity securities have greater price volatility than fixed income instruments. The value of the Fund will fluctuate as the market prices of its investments increase or decrease.

                        Foreign Investment Risk: The Portfolio's investments in foreign securities are riskier than investments in U.S. securities. Investments in foreign securities may lose value due to unstable international political and economic conditions, fluctuations in currency exchange rates, lack of adequate company information, as well as other factors. The Portfolio may invest up to 20% of its assets in emerging market securities of issuers in countries with developing economies. Emerging market securities are subject to even greater price volatility than investments in other foreign securities because there is a greater risk of political or social upheaval in emerging markets. In addition, these investments are often illiquid and difficult to value accurately.

                        Issuer Risk: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand for the issuer's products and services.

                        Derivatives Risk: The Portfolio may invest in derivative instruments (e.g., option and futures contracts) to help achieve its investment objective. The Portfolio may do so only for hedging purposes. These investments could increase the Fund's price volatility or reduce the return on your investment.

HSBC INVESTOR OVERSEAS EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES

The bar chart on this page shows the HSBC Investor Overseas Equity Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions, but does not reflect sales charges. If sales charges were reflected, returns would be less than those shown.

The returns for Class B and Class C Shares will differ from the returns for Class A Shares shown in the bar chart because of differences in expenses of each class.

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS
AS OF 12/31 FOR CLASS A SHARES

[BAR CHART]


1997                     7.90%
1998                    10.56%
1999                    68.71%
2000                   -20.19%
2001                   -18.04%
2002                   -17.44%
2003                    28.37%
2004


Of course, past performance does not indicate how the Fund will perform in the future.


Best quarter:
Worst quarter:

HSBC INVESTOR OVERSEAS EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES


The table below compares the Fund's performance to that of the Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE), which includes 1,600 companies in 21 countries representing the stock markets of Europe, Australia, New Zealand and the Far East, and the Lipper International Equity Fund Index, an unmanaged, equally weighted index composed of the 30 largest mutual funds with a similar investment objective. The table assumes reinvestment of dividends and distributions, and includes applicable sales charges.


The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A Shares of the Fund. After-tax returns for Class B and Class C Shares may vary.



In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the investment period.



AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2004)



                                                                            INCEPTION                       5         SINCE
                                                                              DATE           1 YEAR       YEARS     INCEPTION
                                                                          -------------      --------     ------    ---------
CLASS A RETURN BEFORE TAXES                                               Aug. 26, 1996         0.00%      0.00%      0.00%
CLASS A RETURN AFTER TAXES ON
DISTRIBUTIONS                                                             Aug. 26, 1996         0.00%      0.00%      0.00%
CLASS A RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND
SHARES                                                                    Aug. 26, 1996         0.00%      0.00%      0.00%
CLASS B RETURN BEFORE TAXES (WITH APPLICABLE CDSC)                        Jan. 6, 1998          0.00%      0.00%      0.00%
CLASS C RETURN BEFORE TAXES (WITH APPLICABLE CDSC)                        Nov. 4, 1998          0.00%      0.00%      0.00%
MSCI EAFE INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                             0.00%      0.00%      0.00%*
LIPPER INTERNATIONAL EQUITY
FUND INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                  0.00%      0.00%      0.00%*


*     Since August 31, 1996.

HSBC INVESTOR OVERSEAS EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

                                          FEES AND EXPENSES(1)

As an investor in the HSBC Investor Overseas Equity Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                                 A SHARES         B SHARES        C SHARES
-----------------------------------------------------------------------------             --------         --------        --------
Maximum sales charge (load) on purchases(2)                                                5.00%             None            None
Maximum deferred sales charge (load)                                                        None             4.00      %    1.00%
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(3)               2.00%             2.00%          2.00%



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                                               A SHARES         B SHARES       C SHARES
--------------------------------------------------                                        --------         --------        --------
Management fee                                                                             0.71%             0.71%          0.71%
Distribution (12b-1) fee                                                                   0.00%(4)          0.75%          0.75%
  Shareholder servicing fees:                                                              0.25%             0.25%          0.25%
  Other operating expenses:                                                                0.00%             0.00%          0.00%
Total other expenses:                                                                      0.00%             0.00%          0.00%
Total Fund operating expenses                                                              0.00%             0.00%          0.00%
Fee waiver and/or expense reimbursement(5)                                                 0.00%             0.00%          0.00%
Net Fund operating expenses                                                                0.00%             0.00%          0.00%


(1) The table reflects the combined fees of both the Overseas Equity Fund and the International Equity Portfolio.

(2)   Lower sales charges are available depending on the amounts invested.


(3) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see "Redemption Fee" on page __ of this prospectus.



(4) There is a non-compensatory 12b-1 plan for Class A Shares, which authorizes payments of up to 0.25% of the Fund's average daily net assets attributable to Class A Shares. To date, no payments under the 12b-1 plan have been made.



(5) HSBC Asset Management (Americas) Inc. has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 1.85% for Class A Shares, 2.60% for Class B Shares and 2.60% for Class C Shares. The expense limitation is contractual and shall be in effect until [March 1, 2006].


This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

- $10,000 investment

- 5% annual return

- no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                                EXPENSE EXAMPLE*


                             1        3         5         10
                           YEAR     YEARS     YEARS      YEARS
                          -----     -----     -----      -----
CLASS A SHARES            $     $     $   $      $       $
CLASS B SHARES
   ASSUMING
   REDEMPTION             $     $     $   $      $       $
   ASSUMING NO
   REDEMPTION             $     $     $   $      $       $
CLASS C SHARES
   ASSUMING REDEMPTION    $     $     $   $      $       $
   ASSUMING NO
   REDEMPTION             $     $     $   $      $       $


* The example reflects the combined fees of both the Overseas Equity Fund and the International Equity Portfolio.

HSBC INVESTOR OPPORTUNITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES

                        HSBC INVESTOR OPPORTUNITY FUND

INVESTMENT OBJECTIVE    The investment objective of the Opportunity Fund is to
                        seek long-term growth of capital by investing in equity securities of small cap emerging growth companies that are expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation.

PRINCIPAL INVESTMENT    The Fund seeks to achieve its investment objective by
STRATEGIES              investing all of its assets in the HSBC Investor Small
                        Cap Equity Portfolio (the "Portfolio"), which has a substantially similar investment objective as the Fund.
                        This two-tier fund structure is commonly referred to as a "master/feeder" structure because one fund (the
                        Opportunity Fund or "feeder fund") is investing all its assets in a second fund (the Portfolio or "master fund"). Fund shareholders bear the expenses of both the Fund and the Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Fund could switch to another pooled investment company or decide to manage its assets itself. The Fund is currently not contemplating such a move.

                        Under normal market conditions, the Portfolio will invest at least 80% of its assets in common stocks of small cap companies, but may also invest in bonds, notes, commercial paper, U.S. Government securities, and foreign securities. Small cap companies generally are those that have market capitalizations within the range of market capitalizations represented in the Russell 2500 Growth Index. The Fund may also invest in common stocks of larger, more established companies if they are expected to show increased earnings.

PRINCIPAL INVESTMENT    Market Risk: The Fund's performance per share will
RISKS                   change daily based on many factors, including national
                        and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other investments. Equity Risk: Equity securities have greater price volatility than fixed income instruments. The value of the Fund will fluctuate as the market prices of its investments increase or decrease.

                        Small Company Risk: Because small cap emerging growth companies have fewer financial resources than larger, well-established companies, investments in the Fund are subject to greater price volatility than investments in other equity funds that invest in larger, well-established companies, particularly during periods of economic uncertainty or downturns.

                        Foreign Investment Risk: The Portfolio's investments in foreign securities are riskier than its investments in U.S. securities. Investments in foreign securities may lose value due to unstable international political and economic conditions, fluctuations in currency exchange rates, lack of adequate company information, as well as other factors.

                        Issuer Risk: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand for the issuer's products and services.

                        Derivatives Risk: The Portfolio may invest in derivative instruments (e.g., option and futures contracts) to help achieve its investment objective. The Portfolio intends to do so primarily for hedging purposes. These investments could increase the Fund's price volatility or reduce the return on your investment.

HSBC INVESTOR OPPORTUNITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

The bar chart on this page shows the HSBC
Investor Opportunity Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions, but does not reflect sales charges.
 If sales charges were reflected, returns would be less than those shown.

The returns for Class B and Class C Shares will differ from the returns for Class A
Shares shown in the bar chart because
of differences in expenses of each class.

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS
AS OF 12/31 FOR CLASS A SHARES

[BAR CHART]


1997                    21.86%
1998                    12.97%
1999                    47.07%
2000                     4.29%
2001                    -1.95%
2002                   -33.36%
2003                    37.84%
2004


Of course, past performance does not indicate how the Fund will perform in the future.


Best quarter:
Worst quarter:

HSBC INVESTOR OPPORTUNITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

The table below compares the Fund's performance over time with the Russell 2500 Growth Index, an unmanaged index of the companies in the Russell 2500 Index (the 2500 smallest companies in the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values, and the Lipper Small Cap Fund Index, an unmanaged, equally weighted index composed of the 30 largest mutual funds with a similar investment objective. The table assumes reinvestment of dividends and distributions, and includes applicable sales charges.

The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A Shares of the Fund. After-tax returns for Class B and Class C Shares may vary.



In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the investment period.



AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2004)



                                                                 INCEPTION                                            SINCE
                                                                    DATE              1 YEAR         5 YEARS        INCEPTION
                                                               --------------         ------         -------        ---------
CLASS A RETURN BEFORE TAXES                                    Sept. 23, 1996          0.00%          0.00%            0.00%
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS                    Sept. 23, 1996          0.00%          0.00%            0.00%
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALES OF
FUND SHARES                                                    Sept. 23, 1996          0.00%          0.00%            0.00%
CLASS B RETURN BEFORE TAXES (WITH APPLICABLE CDSC)              Jan. 6, 1998           0.00%          0.00%            0.00%
CLASS C RETURN BEFORE TAXES (WITH APPLICABLE CDSC)              Nov. 4, 1998           0.00%          0.00%            0.00%
RUSSELL 2500 GROWTH INDEX (REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                                                               0.00%          3.83%            5.17%*
LIPPER SMALL CAP FUND INDEX (REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                                                               0.00%          0.00%            0.00%*



*     Since September 30, 1996.

HSBC INVESTOR OPPORTUNITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

                              FEES AND EXPENSES(1)
As an investor in the HSBC Investor Opportunity Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                              A SHARES        B SHARES      C SHARES
-----------------------------------------------------                  --------        --------      --------
Maximum sales charge (load) on purchases(2)                               5.00%          None          None
Maximum deferred sales charge (load)                                       None          4.00%         1.00%
Redemption/Exchange Fee
(as a percentage of amount redeemed or exchanged)(3)                      2.00%          2.00%         2.00%



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                          A SHARES        B SHARES      C SHARES
-----------------------------------------------------                  --------        --------      --------
Management fee                                                            0.81%          0.81%         0.81%
Distribution (12b-1) fee                                                  0.00%(4)       0.75%         0.75%
     Shareholder servicing fee                                            0.25%          0.25%         0.25%
     Other operating expenses                                             0.00%          0.00%         0.00%
Total other expenses:                                                     0.00%          0.00%         0.00%
Total Fund operating expenses                                             0.00%          0.00%         0.00%
Fee waiver and/or expense reimbursement(5)                                0.00%          0.00%         0.00%
Total Fund operating expenses                                             0.00%          0.00%         0.00%


(1) The table reflects the combined fees of both the Opportunity Fund and the Small Cap Equity Portfolio.

(2)   Lower sales charges are available depending on the amounts invested.


(3) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see "Redemption Fee" on page __ of this prospectus.



(4) There is a non-compensatory 12b-1 plan for Class A Shares, which authorizes payments of up to 0.25% of the Fund's average daily net assets attributable to Class A Shares. To date, no payments under the 12b-1 plan have been made.



(5) HSBC Asset Management (Americas) Inc. has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 1.65% for Class A Shares, 2.40% for Class B Shares and 2.40% for Class C Shares. The expense limitation is contractual and shall be in effect until [March 1, 2006].


                                EXPENSE EXAMPLE*

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

      -     $10,000 investment

      -     5% annual return

      -     no changes in the Fund's operating expenses

Because this example is hypothetical and for comparision only, your actual costs may be higher or lower.


                             1        3         5        10
                            YEAR    YEARS     YEARS     YEARS
                            ----    -----     -----     -----
CLASS A SHARES              $        $         $         $

CLASS B SHARES ASSUMING
    REDEMPTION              $        $         $         $
    ASSUMING NO REDEMPTION  $        $         $         $

CLASS C SHARES
    ASSUMING REDEMPTION     $        $         $         $
    ASSUMING
    NO REDEMPTION            $        $         $         $


* The example reflects the combined fees of both the Opportunity Fund and the Small Cap Equity Portfolio.

HSBC INVESTOR VALUE FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

                        HSBC INVESTOR VALUE FUND

INVESTMENT OBJECTIVE    The investment objective of the Value Fund is long-term
                        growth of capital and income.

PRINCIPAL INVESTMENT    The Value Fund seeks to achieve its investment objective
STRATEGIES              by investing all of its assets in the HSBC Investor
                        Value Portfolio (the "Value Portfolio"), which has the same investment objective as the Value Fund. This two-tier fund structure is commonly referred to as a "master/feeder" structure because one fund (the Value
                        Fund or "feeder fund") is investing all its assets in a second fund (the Value Portfolio or "master fund").
                        Value Fund shareholders bear the expenses of both the Value Fund and the Value Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Value Fund could switch to another pooled investment company or decide to manage its assets itself. The Value
                        Fund is currently not contemplating such a move.


                        Under normal market conditions, the Value Portfolio will primarily invest in U.S. and foreign equity securities of companies with large and medium capitalizations that possess opportunities underappreciated or misperceived by the market. NWQ Investment Management Company, LLC ("NWQ"), as the sub-adviser to the Value Portfolio, seeks to identify undervalued companies where a catalyst exists -- such as new management, industry consolidation, company restructuring or a change in the company's fundamentals -- to recognize value or improve a company's profitability. The investment process seeks to add value through active management and through research aimed at selecting companies that reflect hidden opportunities underpriced by the market. NWQ's value driven investment strategy is based on bottom up fundamental research, which focuses on fundamental valuation, qualitative analysis and downside protection. The Value Portfolio may also invest up to 25% of its assets in dollar-denominated securities of non-U.S. issuers that are traded on a U.S. stock exchange and American Depository Receipts.


PRINCIPAL INVESTMENT    Market Risk: The Value Fund's performance per share will
RISKS                   change daily based on many factors, including national
                        and international economic conditions and general market conditions. You could lose money on your investment in the Value Fund or the Value Fund could underperform other investments.

                        Equity Risk: Equity securities have greater price volatility than fixed income instruments. The value of the Value Portfolio will fluctuate as the market price of its investments increases or decreases.

                        Value Stock Risk: A "value" style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock markets.

                        Medium and Large Capitalization Risk: The Value Portfolio may invest in medium and large capitalization companies. Large capitalization stocks may fall out of favor with investors, and may be particularly volatile in the event of earnings disappointments or other financial developments. Medium capitalization companies may involve greater risks than investment in large capitalization companies due to such factors as limited product lines, market and financial or managerial resources.

                        Foreign Investment Risk: The Value Portfolio's investments in foreign securities are riskier than investments in U.S. securities. Investments in foreign securities may lose value due to unstable international political

HSBC INVESTOR VALUE FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

                        and economic conditions, fluctuations in currency exchange rates, lack of adequate company information, as well as other factors.

                        Issuer Risk: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand for the issuer's products and services.

                        Interest Rate Risk: The risk that changes in interest rates will affect the value of the Value Portfolio's investments. In particular, the Value Portfolio's investment in fixed income securities generally will change in value inversely with changes in interest rates.

                        High Yield ("Junk Bonds") Risk: The Value Portfolio may invest in high-yield securities, which are subject to higher credit risk and are less liquid than other fixed income securities. The Value Portfolio could lose money if it is unable to dispose of these investments at an appropriate time.


PERFORMANCE INFORMATION No performance information is presented for the Value
                        Fund because it has been in operation for less than one full calendar year.

HSBC INVESTOR VALUE FUND
RISK/RETURN SUMMARY AND FUND EXPENSES     [LOGO]

                                              FEES AND EXPENSES(1)

As an investor in the HSBC Investor Value Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                A SHARES        B SHARES       C SHARES
------------------------------------------------------                   --------        --------       --------
Maximum sales charge (load) on purchases(2)                                 5.00%          None           None
Maximum deferred sales charge (load)                                         None          4.00%         1.00%
Redemption/Exchange Fee
(as a percentage of amount redeemed or exchanged)(3)                        2.00%          2.00%         2.00%



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                            A SHARES        B SHARES       C SHARES
------------------------------------------------------                   --------        --------       --------
Management fee                                                              0.46%          0.46%         0.46%
Distribution (12b-1) fee                                                    0.00%(4)       0.75%         0.75%
     Shareholder servicing fee:                                             0.25%          0.25%         0.25%
     Other operating expenses:                                              0.00%          0.00%         0.00%
Total other expenses:                                                       0.00%          0.00%         0.00%
Total Fund operating expenses                                               0.00%          0.00%         0.00%
Fee waiver and/or expense reimbursement(5)                                  0.00%          0.00%         0.00%
Net operating expenses                                                      0.00%          0.00%         0.00%


(1) This table reflects the combined fees for both the Value Fund and the Value Portfolio.

(2)   Lower sales charges are available depending on the amount invested.


(3) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see "Redemption Fee" on page __ of this prospectus.



(4) There is a non-compensatory 12b-1 plan for Class A Shares, which authorizes payments of up to 0.25% of the Fund's average daily net assets attributable to Class A Shares. To date, no payments under the 12b-1 plan have been made.



(5) HSBC Asset Management (Americas) Inc. has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 1.20% for Class A Shares, 1.95% for Class B Shares and 1.95% for Class C Shares. The expense limitation is contractual and shall be in effect until [March 1, 2006].


This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

      -     $10,000 investment

      -     5% annual return

      -     no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                                EXPENSE EXAMPLE*


                        1        3
                      YEAR     YEARS
                      ----     -----
CLASS A SHARES          $        $
CLASS B SHARES
   ASSUMING
   REDEMPTION           $        $
   ASSUMING NO
   REDEMPTION           $        $
CLASS C SHARES

   ASSUMING
   REDEMPTION           $        $
   ASSUMING NO
   REDEMPTION           $        $


* This example reflects the combined fees of both the Value Fund and the Value Portfolio.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS [LOGO]

                      HSBC INVESTOR LIMITED MATURITY FUND

TICKER SYMBOL:        CLASS A: HLMAX       CLASS B: HLMBX         CLASS C: HLMCX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Limited Maturity Fund is to realize above-average total return, consistent with reasonable risk, through investment primarily in a diversified portfolio of investment grade securities including U.S. Government securities, corporate bonds, mortgage-backed securities and other fixed income securities. The Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Limited Maturity Portfolio, which has the same investment objective as the Fund. The Portfolio invests primarily in investment grade fixed income securities with a stated maturity of less than 10 years. The average portfolio duration of the Portfolio normally varies within three- to six-years based on projected interest rates.

Consistent with the investment objective of the Fund, the Portfolio:

      - normally will invest at least 80% of its assets primarily in investment grade fixed income securities, which may include U.S. Government securities, corporate debt securities and commercial paper, mortgage-backed and asset-backed securities, obligations of foreign governments or international entities, and foreign currency exchange-related securities.

      - may invest more than 50% of its assets in mortgage-backed securities including mortgage pass-through securities, mortgage-backed bonds and CMOs, that carry a guarantee of timely payment.

      - may continue to hold securities that have been graded below investment grade.

      - may lend securities to brokers, dealers, and other financial institutions for the purpose of realizing additional income. The Portfolio also may borrow money for temporary or emergency purposes.

      - may invest in derivative instruments, including but not limited to, financial futures, foreign currency futures, foreign currency contracts, options on futures contracts, options on securities, and swaps. The Portfolio will use derivative instruments for hedging purposes.

      - may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

      - may invest in debt obligations of commercial banks and savings and loan associations. These instruments include certificates of deposit, time deposits, and bankers' acceptances.

      - may purchase and sell securities on a when-issued basis, in which a security's price and yield are fixed on the date of commitment but payment and delivery are scheduled for a future date.

      - may take temporary defensive positions that are inconsistent with the Portfolio's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. This may prevent the Portfolio from achieving its investment objective.


The Adviser selects securities for the Portfolio based on various factors, including the outlook for the economy, and anticipated changes in interest rates and inflation. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS [LOGO]

                            HSBC INVESTOR BOND FUND

TICKER SYMBOL:     CLASS A: HBFAX          CLASS B: HSBBX         CLASS C: HBFCX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Bond Fund is to realize above-average total return, consistent with reasonable risk, through investment primarily in a diversified portfolio of U.S. Government securities, corporate bonds, mortgage-backed securities and other fixed income securities. The Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Fixed Income Portfolio, which has the same investment objective as the Fund.

Consistent with the investment objective of the Fund, the Portfolio:

      - will normally invest at least 80% of its assets in fixed income securities, which may include U.S. Government securities, corporate debt securities and commercial paper, mortgage-backed and asset-backed securities, obligations of foreign governments or international entities, and foreign currency exchange-related securities.

      - may invest more than 50% of its assets in mortgage-backed securities including mortgage pass-through securities, mortgage-backed bonds and CMOs, that carry a guarantee of timely payment.

      - may lend its securities to brokers, dealers, and other financial institutions for the purpose of realizing additional income. The Fund or Portfolio may also borrow money for temporary or emergency purposes.

      - may invest in derivative instruments, including, but not limited to, financial futures, foreign currency futures, foreign currency contracts, options on futures contracts, options on securities, and swaps.

      - may invest in high yield/high risk securities as well as floating and variable rate instruments and obligations.

      - may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

      - may invest in debt obligations by commercial banks and savings and loan associations. These instruments would include certificates of deposit, time deposits, and bankers' acceptances.

      - may purchase and sell securities on a when-issued basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.


The Adviser selects securities for the Portfolio based on various factors, including the outlook for the economy, and anticipated changes in interest rates and inflation. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS [LOGO]

                   HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

TICKER SYMBOL:      CLASS A: RNYCX         CLASS B: HNYBX         CLASS C: HNYCX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the New York Tax-Free Bond Fund is to provide shareholders of the Fund with income exempt from regular federal, New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing its assets primarily in a non-diversified portfolio of municipal bonds, municipal notes, and other debt instruments, the interest on which is exempt from regular federal, New York State and New York City personal income taxes.

Consistent with its investment objective, the Fund:

      - will invest at least 80% of its assets in tax exempt obligations, and at least 80%, if not all, of its assets in New York Municipal Obligations. To the extent that New York Municipal Obligations do not have acceptable risk- and tax-adjusted returns, the Fund may purchase Municipal Obligations issued by other states and political subdivisions, the interest income on which is exempt from regular federal income tax but is subject to New York State and New York City personal income taxes.

      - may invest, as a temporary defensive measure, in short-term obligations or hold some of its assets in cash. If so, shareholders may have to pay federal and New York State and New York City personal income taxes on the interest received on these investments.

      - may invest in derivative instruments, including, but not limited to, options and futures contracts on fixed income securities and indices of municipal securities.

      - may invest in fixed income securities, which may include bonds, debentures, mortgage securities, notes, bills, commercial paper, and U.S. Government securities.

      - may engage in repurchase transactions, where the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

      - may purchase and sell securities on a when-issued basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.

      - may lend securities to brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.

The Adviser selects securities for the Fund based on various factors, including the credit quality of the securities, the outlook for the economy, and anticipated changes in interest rates and inflation. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS [LOGO]

                           HSBC INVESTOR GROWTH FUND

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


TICKER SYMBOL:        CLASS A: HOTAX        CLASS B: HOTBX        CLASS C: HOTCX



The investment objective of the Growth Fund is long-term growth of capital. The Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Growth Portfolio, which has the same investment objective as the Fund. The Portfolio seeks to achieve its investment objective by primarily investing in U.S. and foreign equity securities of high quality companies with market capitalizations generally in excess of $2 billion, which Waddell & Reed, the Portfolio's investment sub-adviser, believes have the potential to generate superior levels of long-term profitability and growth.



Waddell & Reed utilizes a "growth" style of investing. Waddell & Reed selects growth companies which it anticipates will create superior wealth over time and have sustainable competitive advantages. Waddell & Reed's selection process is a blend of quantitative and fundamental research. From a quantitative standpoint, Waddell & Reed concentrates on profitability, capital intensity, cash flow and valuation measures, as well as earnings growth rates. Once the quantitative research is completed, Waddell & Reed conducts its internal research. Waddell & Reed searches to identify those companies that it believes possess a sustainable competitive advantage. Waddell & Reed seeks to outperform the Russell Large Cap Growth Index.



Consistent with the investment objective of the Fund, the Portfolio:


      - may invest in a broad range of equity securities of U.S. and foreign companies, including debt securities, warrants or rights that can be converted into common stock.

      - may invest in derivative instruments, including, but not limited to, futures contracts, options on securities, securities indices and foreign currencies.

      - may invest up to 20% of its assets in bonds and other debt securities, including lower rated, high-yield bonds, commonly referred to as "junk bonds."

      - may invest without limit in short-term debt and other high-quality, fixed income securities, including U.S. and foreign government securities, certificates of deposit and bankers' acceptances of U.S. and foreign banks, and commercial paper of U.S. or foreign issuers.

      - may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

      - may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS [LOGO]

                      HSBC INVESTOR GROWTH AND INCOME FUND

TICKER SYMBOL:     CLASS A: HSGAX         CLASS B: HSGBX          CLASS C: HSGCX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Growth and Income Fund is long-term growth of capital and current income. The Fund seeks to achieve this objective by investing in common stocks, preferred stocks, and convertible securities. The Fund may invest in fixed income securities and money market instruments. The fixed income securities may include U.S. Government securities, corporate bonds, asset-backed securities (including mortgage-backed securities), obligations of savings and loans and U.S. and foreign banks, commercial paper and related repurchase agreements.

Consistent with its investment objective, the Fund:

      - will invest at least 65% of its assets in common stocks, preferred stocks and convertible securities.

      - may invest up to 35% of its assets in fixed income securities and money market instruments.

      - may lend securities to brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.


      The Adviser uses quantitative and fundamental research to select stocks for the Fund's portfolio that the Adviser believes offer attractive growth opportunities and are selling at reasonable prices. The Adviser pursues this strategy by first considering fundamental factors such as book value, cash flow, earnings, and sales. The Adviser's quantitative analysis also includes in-depth analysis of a company's financial statements. Once a company passes this quantitative screening process, the Adviser utilizes a more traditional qualitative approach. This analysis considers factors such as liquidity, use of leverage, management strength, and the company's ability to execute its business plan. The Adviser will consider selling those securities which no longer meet the Fund's criteria for investing.


      The Adviser's criteria for selecting equity securities are the issuer's managerial strength, competitive position, price to earnings ratio, profitability, prospects for growth, underlying asset value and relative market value. The Adviser uses quantitative and fundamental research to identify stocks meeting either or both growth and income criteria and selects securities for the portfolio that appear to be undervalued. The Fund may invest in securities that appear to be undervalued because the value or potential for growth has been overlooked by many investors or because recent changes in the economy, industry or the company have not yet been reflected in the price of the securities. In order to increase the Fund's portfolio income, the Fund may invest in securities that provide current dividends or, in the opinion of the Adviser, have a potential for dividend growth in the future. Investments will be sold if they no longer meet the Fund's criteria for income-oriented or growth-oriented instruments.

      The Fund will place greater emphasis on capital appreciation as compared to income, although changes in market conditions and interest rates will cause the Fund to vary emphasis of these two elements of its investment program in order to meet its investment objective.

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INVESTMENT OBJECTIVES, STRATEGIES AND RISKS [LOGO]

                           HSBC INVESTOR MID-CAP FUND

TICKER SYMBOL:       CLASS A: HMIAX        CLASS B: HMIBX         CLASS C: HSMIX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Mid-Cap Fund is to achieve a higher rate of return than that generated by the Russell MidCap Growth Index. The Fund seeks to achieve its objectives by investing in common stock, preferred stocks and convertible securities. Under normal conditions the Fund will invest at least 80% of its assets in equity securities of mid-sized companies with market capitalizations falling within the Russell MidCap Growth Index at the time of acquisition.


Consistent with its investment objective, the Fund:


      - normally will invest at least 80% of its assets in equity securities of mid-sized companies.

      - may invest, to a limited degree, in securities of non-U.S. companies, generally through ADRs.

      - may lend securities to brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.


The Adviser uses quantitative and fundamental research to select stocks for the Fund's portfolio that the Adviser believes offer attractive growth opportunities and are selling at reasonable prices. The Adviser pursues this strategy by first considering fundamental factors such as book value, cash flow, earnings, and sales. The Adviser's quantitative analysis also includes in-depth analysis of a company's financial statements. Once a company passes this quantitative screening process, the Adviser utilizes a more traditional qualitative approach. This analysis considers factors such as liquidity, use of leverage, management strength, and the company's ability to execute its business plan. The Adviser will consider selling those securities which no longer meet the Fund's criteria for investing.


The Fund's criteria for selecting equity securities are the issuer's managerial strength (e.g., the quality and experience of management), competitive position, price to earnings ratio, profitability, prospects for growth, underlying asset value and relative market value (e.g., relative to market and historical levels). The Adviser uses quantitative and fundamental research to identify stocks meeting either or both growth and income criteria and selects securities for the portfolio that appear to be undervalued. The Fund may invest in securities that appear to be undervalued because the value or potential for growth has been overlooked by many investors or because recent changes in the economy, industry or the company have not yet been reflected in the price of the securities. In order to increase the Fund's portfolio income, the Fund may invest in securities that provide current dividends or, in the opinion of the Adviser, have a potential for dividend growth in the future. Investments will be sold if they no longer meet the Fund's criteria for investment.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS [LOGO]

                       HSBC INVESTOR OVERSEAS EQUITY FUND

TICKER SYMBOL:         CLASS A: HOEAX         CLASS B: HOEBX      CLASS C: HOECX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Overseas Equity Fund is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers and securities whose principal markets are outside of the United States. The Fund seeks to achieve its investment objective by investing all of its assets in the International Equity Portfolio, which has the same investment objective as the Fund. The principal investments of the Portfolio will be in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East.


The approach to investing of AllianceBerstein Investment Research and Management, the Portfolio's investment sub-adviser, relies on extensive field research and direct company contact. It is a fundamental value-oriented approach that attempts to identify the difference between the underlying value of a company and the price of its security in the market.


Consistent with the investment objective of the Fund, the Portfolio:

      - will normally invest at least 80% of its assets in equity securities of foreign corporations, consisting of common stocks, and other securities with equity characteristics, including preferred stock, warrants, rights, securities convertible into common stock, trust certificates, limited partnership interests and equity participations.

      - may invest up to 20% of its assets in equity securities of companies in emerging markets.

      - intends to have at least three different countries other than the United States represented in its portfolio and intends to invest primarily in companies with large market capitalizations.

      - may, under exceptional circumstances, temporarily invest part or all of its assets in fixed income securities denominated in foreign currencies, domestic or foreign government securities, and nonconvertible preferred stock, or hold its assets in cash or cash equivalents.

      - may invest in derivative instruments, including, but not limited to, foreign currency futures contracts and options on foreign currencies and foreign currency futures.


      - may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.


      - may lend securities to brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.

      - may purchase and sell securities on a "when-issued" basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.

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INVESTMENT OBJECTIVES, STRATEGIES AND RISKS [LOGO]

                         HSBC INVESTOR OPPORTUNITY FUND

TICKER SYMBOL:       CLASS A: HSOAX         CLASS B: HOPBX        CLASS C: HOPCX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


The investment objective of the Opportunity Fund is to seek long-term growth of capital by investing in equity securities of emerging growth companies. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities. Emerging growth companies are companies which Westfield Capital Management Company, LLC, the Fund's investment sub-adviser, believes offer superior prospects for growth and are either:


      - early in their cycle but which have the potential to become major enterprises, or

      - are major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

The Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Small Cap Equity Portfolio, which has a substantially similar investment objective as the Fund. Consistent with the Fund's investment objective, the Portfolio:


      - will normally invest at least 80% of its assets in small-cap equity securities, of which at least 65% will be equity securities issued by emerging growth companies. While emerging growth companies may be of any size, the Portfolio will generally focus on small cap emerging growth companies that are early in their life cycle. Small cap companies are defined by the investment sub-adviser as those companies with market capitalizations within the range of market capitalizations of companies represented in the Russell 2500 Growth Index (as of January 31, 2005, between $__ million and $___ billion). This index is a widely recognized, unmanaged index of small cap common stock prices. The investment sub-adviser would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. Investments in emerging growth companies may include securities listed on a securities exchange or traded in the over-the-counter markets.


      - may invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment.

      -     may invest up to 20% of its assets in foreign securities.

      - will invest primarily in common stocks, but may, to a limited extent, seek appreciation in other types of securities when relative values and market conditions make such purchases appear attractive.

      - may invest part or all of its assets in cash (including foreign currency) or short-term obligations during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests. These investments may include certificates of deposit, commercial paper, short-term notes and U.S. Government securities.

      - may invest in derivative instruments, including, but not limited to, financial and foreign currency futures contracts as well as options on securities, foreign currencies, and foreign currency futures.

      - may invest in fixed income securities, which may include bonds, debentures, mortgage securities, notes, bills, commercial paper, and U.S. Government securities.


      - may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.


      - may lend securities to brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.

The investment sub-adviser uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. Securities are selected based upon fundamental analysis of a company's cash flow, industry position, potential for high-profit margins, and strength of management, as well as other factors.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS [LOGO]

                            HSBC INVESTOR VALUE FUND


TICKER SYMBOL:  CLASS A: HIVAX      CLASS B: HIVBX       CLASS C: HIVCX


INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


The investment objective of the Value Fund is long-term growth of capital and income. The Value Fund seeks to achieve its investment objective by investing all of its assets in the Value Portfolio, which has the same investment objective as the Value Fund. The Value Portfolio seeks to achieve its investment objective by primarily investing in U.S. and foreign equity securities of companies with large and medium capitalizations that possess opportunities underappreciated or misperceived by the market.



NWQ Investment Management Co., LLC ("NWQ"), the Portfolio's investment sub-adviser, utilizes a "value" style of investing. NWQ seeks to identify undervalued companies where a catalyst exists -- such as new management, industry consolidation, company restructuring or a change in the company's fundamentals -- to recognize value or improve a company's profitability. The investment process seeks to add value through active management and through research aimed at selecting companies that reflect hidden opportunities underpriced by the market. NWQ's value driven investment strategy is based on bottom up fundamental research, which focuses on fundamental valuation, qualitative analysis and downside protection.



Consistent with the investment objective of the Value Fund, the Value Portfolio:


      - may invest in a broad range of equity securities of U.S. and foreign companies, including debt securities, warrants or rights that can be converted into common stock.

      - may invest in derivative instruments, including, but not limited to, futures contracts, options on securities, securities indices and foreign currencies.

      - may invest up to 20% of its assets, in bonds and other debt securities, including lower rated, high-yield bonds, commonly referred to as "junk bonds."

      - may invest without limit in short-term debt and other high-quality, fixed income securities, including U.S. and foreign government securities, certificates of deposit and bankers' acceptances of U.S. and foreign banks, and commercial paper of U.S. or foreign issuers.

      - may engage in repurchase transactions, where the Value Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

      - may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.

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INVESTMENT OBJECTIVES, STRATEGIES AND RISKS [LOGO]

GENERAL RISK FACTORS: ALL FUNDS

An investment in a Fund is subject to investment risks, including the possible loss of the principal amount invested. Each Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.


Generally, each Fund and its corresponding Portfolio, if applicable, will be subject to the following risks:


      - Market Risk: The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap or mid-cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

      - Fixed Income Securities: The value of investments in fixed income securities will fluctuate as interest rates decrease or increase. In addition, these securities may accrue income that is distributable to shareholders even though the income may not yet have been paid to a Fund or Portfolio. If so, a Fund or Portfolio may need to liquidate some of its holdings and forego the purchase of additional income-producing assets. Regarding certain federal agency securities or government sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government sponsored agencies), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor insured by the United States Treasury.

      - Credit Risks: A Fund could lose money if the issuer of a fixed income security owned by the Fund or Portfolio is unable to meet its financial obligations.

      - Lending of Portfolio Securities: In order to generate additional income, the Funds may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

      - Derivatives: A Fund may invest in various types of derivative securities. Generally, a derivative is a financial arrangement the value of which is based on (or "derived" from) a traditional security, asset, or market index. Derivative securities include, but are not limited to, options and futures transactions, forward foreign currency exchange contracts, mortgage- and asset-backed securities, "when-issued" securities, and swaps. There are, in fact, many different types of derivative securities and many different ways to use them.

            The use of derivative securities is a highly specialized activity and there can be no guarantee that their use will increase the return of a Fund or protect its assets from declining in value. In fact, investments in derivative securities may actually lower a Fund's return if such investments are timed incorrectly or are executed under adverse market conditions. In addition, the lack of a liquid market for derivative securities may prevent a Fund from selling unfavorable positions, which could result in adverse consequences.


            Each Fund may invest in different kinds of derivative securities. The Statement of Additional Information contains detailed descriptions of the derivative securities in which each Fund may invest and a discussion of the risks associated with each security. To request a Statement of Additional Information, please refer to the back cover of this prospectus.


      - Repurchase Agreements: The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio or Fund may incur a loss upon disposition of the securities. There is also the risk that the seller of the agreement may become insolvent and subject to liquidation.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS [LOGO]

      - Illiquid Securities: Each Fund may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sale. A Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.


      - Portfolio Turnover. Each Fund or its corresponding Portfolio is actively managed and, in some cases the Fund's or the Portfolio's portfolio turnover, may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Funds and their shareholders and may result in a lower net asset value. High portfolio turnover (over 100%) also may result in the realization of substantial net short-term capital gains, which when distributed are taxable to shareholders. The trading costs and tax affects associated with turnover may adversely affect a Fund's performance.


      - Temporary Defensive Positions. In order to meet liquidity needs or for temporary defensive purposes, each Fund may invest up to 100% of its assets in fixed income securities, money market securities, certificates of deposit, bankers' acceptances, commercial paper or in equity securities which, in the Adviser's opinion, are more conservative than the types of securities that the Fund typically invests in. To the extent a Fund is engaged in temporary or defensive investments, the Fund will not be pursuing their investment objectives.

      - Returns Are Not Guaranteed: An investment in a Fund is neither insured nor guaranteed by the U.S. Government. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by HSBC or any other bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.


SPECIFIC RISK FACTORS: FOREIGN AND HIGH YIELD/HIGH RISK SECURITIES
(BOND FUND, GROWTH FUND, OPPORTUNITY FUND, OVERSEAS EQUITY FUND, LIMITED MATURITY FUND, GROWTH AND INCOME FUND, VALUE FUND)


Foreign securities involve investment risks different from those associated with domestic securities. Foreign investments may be riskier than U.S. investments because of unstable international political and economic conditions, foreign controls on investment and currency exchange rates, withholding taxes, or a lack of adequate company information, liquidity, and government regulation.

Investments in foreign emerging markets present greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in foreign emerging markets. In addition, a number of emerging markets restrict foreign investment in stocks. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility.

High yield/high risk securities ("junk bonds") may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. If the issuer of high yield/high risk securities defaults, the Fund or Portfolio may incur additional expenses to seek recovery. High yield/high risk securities may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely effect and cause large fluctuations in the daily net asset value of the Funds.

SPECIFIC RISK FACTORS: "WHEN-ISSUED" SECURITIES
(NEW YORK TAX-FREE BOND FUND, BOND FUND, OVERSEAS EQUITY FUND, LIMITED MATURITY FUND, GROWTH AND INCOME FUND, MID-CAP FUND)

The price and yield of securities purchased on a "when-issued" basis is fixed on the date of the commitment but payment and delivery are scheduled for a future date. Consequently, these securities present a risk of loss if the other party to a "when-issued" transaction fails to deliver or pay for the security. In addition, purchasing securities on a "when-issued" basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in

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INVESTMENT OBJECTIVES, STRATEGIES AND RISKS [LOGO]


the transaction itself and, as a result, the "when-issued" security may have a lesser (or greater) value at the time of settlement than the Fund's or Portfolio's payment obligation with respect to that security.


SPECIFIC RISK FACTORS: MORTGAGE-BACKED SECURITIES AND SWAPS
(BOND FUND, LIMITED MATURITY FUND, GROWTH AND INCOME FUND, MID-CAP FUND, OPPORTUNITY FUND)

Mortage- and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial assets. Mortgage- and asset-backed securities are subject to prepayment, extension, market, and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Conversely, an extension risk is present during periods of rising interest rates, when a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities. Market risk reflects the risk that the price of the security may fluctuate over time as a result of changing interest rates or the lack of liquidity. Credit risk reflects the risk that the Fund or Portfolio may not receive all or part of its principal because the issuer has defaulted on its obligations.

A swap is an agreement to change the return generated by one instrument for the return generated by another instrument. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the other party to the swap defaults, the Fund or Fixed Income Portfolio may lose interest payments that it is contractually entitled to receive and may, in some cases, lose the entire principal value of the investment security.

SPECIFIC RISK FACTORS: CONCENTRATION
(NEW YORK TAX-FREE BOND FUND)

Because the Fund will concentrate its investments in New York and may concentrate a significant portion of its assets in the securities of a single issuer or sector, investment in this Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York Municipal Obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions that adversely affect these industries could affect the ability of New York and its localities to meet its financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City, which has required and continues to require significant financial assistance from New York. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment.


SPECIFIC RISK FACTORS: CAPITALIZATION RISK
(MID-CAP FUND, OPPORTUNITY FUND)


Capitalization risk is the risk customarily associated with investments in smaller capitalization companies due to limited markets and financial resources, narrow product lines and frequent lack of depth of management. Stocks of smaller companies may trade infrequently or in lower volumes, making it difficult for the Fund to sell its shares at the desired price. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes.

SPECIFIC RISK FACTORS: EXPOSURE TO TECHNOLOGY-RELATED RISK
(MID-CAP FUND, OPPORTUNITY FUND)

The mid-cap sector of the stock market includes a significant number of companies the securities of which may be characterized as technology or technology-related investments. While each Fund does not as matter of investment strategy seek to invest disproportionately in such securities, the value of each Fund's investments may be impacted by developments affecting technology and technology-related stocks generally.

PORTFOLIO HOLDINGS



A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information and on the Funds' website at www.investorfunds.hsbc.com. To request a copy of the Funds' Statement of Additional Information, please refer to the back cover of this prospectus.

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FUND MANAGEMENT [LOGO]

                             THE INVESTMENT ADVISER


HSBC Asset Management (Americas) Inc. (the "Adviser"), 452 Fifth Avenue, New York, New York 10018, is the investment adviser for the Funds, pursuant to Investment Advisory contracts with HSBC Investor Funds (the "Trust") and HSBC Investor Portfolios. The Adviser is a wholly-owned subsidiary of HSBC Bank USA, a New York State chartered bank, which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company, (collectively "HSBC"). HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. For the period ending December 31, 2004, HSBC managed $_ billion in the HSBC Investor Family of Funds.


The Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission that allows the Adviser to implement new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees, but without shareholder approval.

The following companies serve as investment sub-advisers of their respective Funds and Portfolios. The investment sub-advisers make the day-to-day investment decisions and continuously review, supervise and administer investment programs.


The Growth Fund (Growth Portfolio): Waddell & Reed Investment Management Company ("Waddell & Reed") located at 6300 Lamar Avenue, Overland Park, Kansas 66202 serves as investment sub-adviser to the Growth Portfolio. As of December 31, 2004, Waddell & Reed, together with its investment management affiliate, managed approximately $_ billion in total assets.



The Overseas Equity Fund (International Equity Portfolio): The AllianceBerstein Investment Research and Management ("AllianceBerstein"), located at 1345 Avenue of the Americas, 39th floor, New York, NY 10105, serves as sub-adviser to the International Equity Portfolio. AllianceBernstein is an indirect wholly-owned subsidiary of Alliance Capital Management L.P. ("Alliance"). AllianceBernstein, which was founded as Sanford C. Bernstein & Co., Inc., a registered investment advisor and broker/dealer, was acquired by Alliance in October 2000 and has managed value-oriented investment portfolios since 1967. As of December 31, 2004, AllianceBernstein had $_ billion in assets under management.



The Opportunity Fund (Small Cap Equity Portfolio): Westfield Capital Management Company, LLC ("Westfield"), a subsidiary of Boston Private Financial Holdings since 1997, was founded in 1989 and specializes in growth portfolios. Its principal office is located at One Financial Center, Boston, MA 02111. As of December 31, 2004, Westfield had $_ billion in assets under management, representing approximately 500 accounts.



Value Fund (Value Portfolio): NWQ Investment Management Co., LLC ("NWQ"), located at 2049 Century Park East, 4th Floor, Los Angeles, California 90067, serves as investment sub-adviser to the Value Portfolio. NWQ is a wholly owned subsidiary of Nuveen Investments, Inc., a publicly traded company, except for a minority interest owned by certain members of NWQ management. As of December 31, 2004, NWQ had $_ billion in assets under management.


56
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FUND MANAGEMENT [LOGO]

                             THE INVESTMENT ADVISER
                                   CONTINUED


For these advisory and management services, the Funds or Portfolios paid a management fee as follows:



                                  PERCENTAGE OF
                               AVERAGE NET ASSETS
                                 AS OF 10/31/04*
                                 ---------------
Limited Maturity Fund                   %
Bond Fund                               %
New York Tax-Free Bond Fund             %
Growth and Income Fund                  %
Mid-Cap Fund                            %
Overseas Equity Fund                    %
Opportunity Fund                        %


* Actual fees paid on behalf of the Funds and Portfolios during the previous fiscal year may be higher than the current contractual fee due to break points in the investment adviser's fee, which are based on the value of the assets in the Fund or Portfolio. The advisory fees stated above are based on the value of the assets in the Fund or Portfolio.


The Growth Fund and Value Fund have been in operation for less than a full fiscal year. The Adviser is entitled to receive management fees from the Growth Portfolio and the Value Portfolio at the following annual rates of the respective Funds' average daily net assets:



Growth Portfolio   First $0 to $50 million of Fund assets         0.500%
                   next $50 to $100 million of Fund assets        0.425%
                   next $100 to $200 million of Fund assets       0.375%
                   $200 million of Fund assets and up             0.325%

Value Portfolio    First $0 to $500 million of Fund assets        0.525%
                   next $500 to $1 billion of Fund assets         0.475%
                   $1 billion of Fund assets and up               0.425%

FUND MANAGEMENT [LOGO]

                               PORTFOLIO MANAGERS

THE NEW YORK TAX-FREE BOND FUND:


      - Jerry Samet, Senior Fixed Income Portfolio Manager, manages both municipal and taxable bond portfolios for HSBC Asset Management (Americas) Inc. Prior to joining HSBC Asset Management (Americas) Inc. (formerly Marinvest) in February 1996, Mr. Samet worked for Bankers [Trust]in the Private Clients Group for eight years. He was a portfolio manager/trader for six years, and prior to that, he was a trading assistant for two years. He is a graduate of Fordham University with an M.B.A. in Finance, with a concentration in portfolio management (1995) and a B.A. in Economics and History from the City University of New York, Queens College (1988).


THE GROWTH FUND (GROWTH PORTFOLIO):

      - Daniel P. Becker, CFA, Senior Vice President; Philip J. Sanders, CFA, Senior Vice President; and Chace Brundige have primary portfolio management responsibility for the Growth Portfolio. Mr. Becker joined Waddell & Reed in October 1989 as an investment analyst. In January 1994 he assumed responsibility for equity institutional accounts. In January 1997 he was named portfolio manager. Mr. Sanders joined Waddell & Reed in August 1998 as a vice president and portfolio manager. He was appointed senior vice president in July 2000. Mr. Brundige began his investment career at UMB Financial Corp. in 1991. He joined TCW/WestBridge Ventures LLC as a vice president and limited partner in September 1999. He rejoined Waddell & Reed in August 2003 as an assistant portfolio manager to the large cap growth equity team.

THE MID-CAP FUND:


      - Mr. Thomas D'Auria, CFA, Chief Investment Officer-U.S. Equities, manages the Mid-Cap Fund. Prior to joining HSBC in late 1997, Mr. D'Auria worked as Vice President and Senior Fund Analyst at Merrill Lynch Asset Management for four years. Prior to working at Merrill Lynch, Mr. D' Auria held research positions at Midlantic National Bank and Dreman Value Management. The U.S. Equity team consists of 12 analysts, managers and dealers who provide investment support for the Fund.


THE GROWTH AND INCOME FUND:


      - Mr. Thomas D'Auria, CFA, Chief Investment Officer-U.S. Equities, manages the Growth and Income Fund. Prior to joining HSBC in late 1997, Mr. D'Auria worked as Vice President and Senior Fund Analyst at Merrill Lynch Asset Management for four years. Prior to working at Merrill Lynch, Mr. D' Auria held research positions at Midlantic National Bank and Dreman Value Management. The U.S. Equity team consists of 12 analysts, managers and dealers who provide investment support for the Fund.


THE BOND FUND (FIXED INCOME PORTFOLIO):

      - Jerry Samet, Senior Fixed Income Portfolio Manager, manages both municipal and taxable bond portfolios for HSBC Asset Management (Americas) Inc. Prior to joining HSBC Asset Management (Americas) Inc. (formerly Marinvest) in February 1996, Mr. Samet worked for Bankers [Trust]in the Private Clients Group for eight years. He was a portfolio manager/trader for six years, and prior to that, he was a trading assistant for two years. He is a graduate of Fordham University with an M.B.A. in Finance, with a concentration in portfolio management (1995) and a B.A. in Economics and History from the City University of New York, Queens College (1988).

THE OVERSEAS EQUITY FUND (INTERNATIONAL EQUITY PORTFOLIO):

      - Mr. Kevin F. Simms manages the International Equity Fund (International Equity Portfolio). Mr. Simms was named co-CIO-International Value equities in 2003, which he has assumed in addition to his role as director of research-Global and International Value equities, a position he has held since 2000. As research director, he was instrumental in implementing significant enhancements to Bernstein's cross-border research process. Between 1998 and 2000, Mr. Simms served as director of research - Emerging Markets Value equities. He joined Bernstein in 1992 as a research analyst, and his industry coverage over the next six years included financial services, telecommunications and utilities. Before joining the firm, Mr. Simms was a certified public accountant with Price Waterhouse for three years. He earned a BSBA from Georgetown University and an MBA from Harvard Business School. Location: New York.

FUND MANAGEMENT [LOGO]

                               PORTFOLIO MANAGERS
                                   CONTINUED

OPPORTUNITY FUND (SMALL CAP EQUITY PORTFOLIO):


      - Westfield uses a team approach to investment management. The team consists of eleven professionals with an average 14 years of investment experience. William A. Muggia, President, is Chief Investment Officer of the firm and oversees the eleven-member Investment Committee. All portfolio decisions are made by consensus at the Committee-level. Mr. Muggia has been at Westfield since 1994 and has been Chief Investment Officer since 2002. Prior to Westfield, Mr. Muggia spent two years at Alex Brown & Sons and seven years at Kidder Peabody & Co. Mr. Muggia earned his MBA degree from Harvard Business School and received a BA from Middlebury College.


LIMITED MATURITY FUND (LIMITED MATURITY PORTFOLIO):

      - Mr. John B. Cuccia is responsible for the day-to-day management of the Fund's portfolio. Mr. Cuccia joined HSBC in 1998 and is responsible for managing institutional and retail intermediate taxable fixed income portfolios.

VALUE FUND (VALUE PORTFOLIO):


      - Jon Bosse, Chief Investment Officer, heads the investment team of industry specific equity analysts and has primary portfolio management responsibility for the Value Portfolio. Mr. Bosse joined NWQ in 1996. Prior to that time, he was director of research and a portfolio manager at Arco Investment Management Company. He earned his MBA degree from the University of Pennsylvania, Wharton School of Business. Edward C. (Ted) Friedel, CFA, Managing Director, co-manages the Portfolio with Mr. Bosse and is a member of the investment policy committee of NWQ as well. He has 21 Years with NWQ as a managing director, portfolio manager and investment strategist. Prior to joining NWQ in 1983, Mr. Friedel was Vice President with Beneficial Standard Investment Management for 12 years. He has earned an M.B.A. from Stanford University.




The Statement of Additional Information provides additional information regarding the Funds' portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.


THE DISTRIBUTOR AND ADMINISTRATOR


BISYS Fund Services ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds' administrator (the "Administrator"). Management and administrative services of BISYS include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.


BISYS also serves as the distributor (the "Distributor") of the Funds' shares. BISYS may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

The Statement of Additional Information has more detailed information about the Investment Adviser, Distributor and Administrator, and other service providers.

THE TWO-TIER FUND STRUCTURE


The Bond Fund, Limited Maturity Fund, Growth Fund, Overseas Equity Fund, Opportunity Fund, and Value Fund each seeks to achieve its investment objective by investing all of the Fund's investable assets in the HSBC Investor Fixed Income Portfolio, the HSBC Investor Limited Maturity Portfolio, the HSBC Investor Growth Portfolio, the HSBC Investor International Equity Portfolio, the HSBC Investor Small Cap Equity Portfolio, and the HSBC Investor Value Portfolio, respectively, series of a separate open-end investment company, each having the same or a substantially similar investment objective as the respective Fund. This is referred to as a "master/feeder" arrangement because one fund (the "feeder" fund) "feeds" its assets into another fund (the "master fund"). The two-tier investment fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach. For example, other mutual funds and institutional investors may invest in the Portfolios on the same terms and conditions as the Funds (although they may have different sales commissions and other operating expenses that may generate different returns). As with traditionally structured funds which have large investors, the actions of these mutual funds and institutional investors (or other large investors) may have a material effect on smaller investors in the Fund. For example, if a large investor withdraws from a Portfolio (a "master fund"), operating expenses may increase, thereby producing lower returns for investors in the Funds ("feeder funds"). Additionally, the Portfolio may become less diverse, resulting in increased portfolio operating expenses.


Except as permitted, whenever a Fund is requested to vote on a matter pertaining to its corresponding Portfolio, the Fund will hold a meeting of its shareholders. At the meeting of investors in the Portfolio, the Fund will cast all of its votes in the same proportion as the votes of the Fund's shareholders.

The investment objective of each Fund and Portfolio may be changed without approval of the shareholders. A Fund may withdraw its investment in its corresponding Portfolio as a result of certain changes in the Portfolio's investment objective, policies or restrictions or if it is in the best interests of the Fund to do so.

SHAREHOLDER INFORMATION [LOGO]

                             PRICING OF FUND SHARES

HOW NAV IS CALCULATED


The NAV for each class of shares is calculated by dividing the total value of a Fund's investments and other assets attributable to a class less any liabilities attributable to that class, by the total number of outstanding shares of that class:


       Total Assets - Liabilities
NAV =  --------------------------
            Number of Shares
              Outstanding

THE INCOME AND EQUITY FUNDS

The net asset value per share (NAV) is determined once each day at the close of regular trading on the New York Stock Exchange, normally at 4 p.m. Eastern time on days the Exchange is open.

The New York Stock Exchange is open every weekday except for the days on which national holidays are observed. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. The Fixed Income Funds will be closed on Columbus Day and Veterans Day.

Your order for the purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund plus any applicable sales charge. If you sell Class B Shares or Class C Shares, a contingent deferred sales load may apply, which would reduce the amount of money paid to you by the Fund. For more information about sales charges, see the section on "Distribution Arrangements/Sales Charges."

The value of assets in a Fund's portfolio or held by a Portfolio is determined on the basis of their market value, or where market quotations are not readily available or are deemed unreliable due to a significant event or otherwise, based on fair value as determined in good faith in accordance with the procedures established by, and under the general supervision of, the Funds' Board of Trustees. Certain of the Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. The value of portfolio securities held by those Funds may change on days when shareholders will not be able to purchase or redeem shares.



FAIR VALUE PRICING POLICIES



A Fund or Portfolio will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In addition, the Pricing Committee will review exception priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) on a quarterly basis. In these situations, the Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of a Fund's net asset value price, which should eliminate the potential for stale pricing arbitrage opportunities in a Fund. However, fair value pricing involves the risk that the values used by a Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.



A "significant event" is one that occurred prior to a Fund's valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such "significant events" relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund's accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee.

SHAREHOLDER INFORMATION [LOGO]

PURCHASING AND ADDING TO YOUR SHARES


You may purchase shares of the Funds through the Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.


Orders received by an investment representative that has been authorized to accept orders on the Trust's behalf prior to the time each Fund determines its NAV will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each investment representative's agreement with the Trust permits the investment representative to transmit orders received by the investment representative prior to the time each Fund determines its NAV to the Trust after that time and allows those orders to be executed at the closing share price determined on the day the order was received by the investment representative.


DELIVERY OF SHAREHOLDER DOCUMENTS



In an effort to reduce the cost associated with the printing and mailing of prospectuses and annual reports as well as reduce the likelihood of our shareholders receiving duplicative mailings, the Funds intend to mail only one prospectus and shareholder report to shareholders having the same last name and residing at a common address. If you wish to receive separate copies of the prospectuses and shareholder reports, please contact your Financial Advisor or Account Officer at the institution where you have your account.



If you are a client of HSBC Securities (USA) Inc. please send your request to the address below:



HSBC Securities Mutual Funds
452 Fifth Avenue - 2nd Floor
New York, New York 10018



If your account is direct with the Fund, please mail your request to the address below:



HSBC Investor Funds
PO Box 182845
Columbus, Ohio 43218-2845



The Funds will begin sending you individual copies thirty days after receiving your request.



If you have any questions regarding the delivery of shareholder documents, please call 1-888-525-5757.

SHAREHOLDER INFORMATION [LOGO]

                      PURCHASING AND ADDING TO YOUR SHARES


All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders, travelers' checks and credit card convenience checks are not accepted. Bank starter checks will not be accepted for initial purchases.


A Fund may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

                        MINIMUM        MINIMUM
                        INITIAL       SUBSEQUENT
ACCOUNT TYPE           INVESTMENT     INVESTMENT
Regular
(non-retirement)        $  1,000        $   100
                        --------        -------
Retirement (IRA)        $    250        $   100
                        --------        -------
Automatic
Investment Plan         $    250        $    25

AVOID 28% TAX WITHHOLDING

The Funds are required to withhold 28% (in 2004) of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Funds with their certified taxpayer identification number in compliance with IRS rules, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather it is a way in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

BY REGULAR MAIL OR BY OVERNIGHT SERVICE

Initial Investment:

If purchasing through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1. Carefully read, complete, and sign the account application. Establishing your account privileges now saves you the inconvenience of having to add them later.


2. Make your check payable to "HSBC Investor Funds" and include the name of the appropriate Fund(s) on the check.


3.    Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.


Subsequent Investment:


1.    Use the investment slip attached to your account statement.

      Or, if unavailable,

2.    Include the following information in writing:

      -     Fund name

      -     Share class

      -     Amount invested

      -     Account name

      -     Account number

3.    Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

ELECTRONIC VS. WIRE TRANSFER

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.

SHAREHOLDER INFORMATION [LOGO]

                        PURCHASING AND ADDING TO YOUR SHARES
                        CONTINUED

ELECTRONIC PURCHASES

Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. Your bank or broker may charge for this service.


Select the electronic purchase option on your account application or call 1-800-782-8183. Your account can generally be set up for electronic purchases within 15 days.


Call 1-800-782-8183 to arrange a transfer from your bank account.

BY WIRE TRANSFER

For information on how to request a wire transfer, call 1-800-782-8183.

AUTOMATIC INVESTMENT PLAN

You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you've invested the $250 minimum required to open the account.

To invest regularly from your bank account:

Complete the Automatic Investment Plan portion on your Account Application.

Make sure you note:

      -     Your bank name, address and account number

      -     The amount you wish to invest automatically (minimum $25)

      - How often you want to invest (every month, 4 times a year, twice a year or once a year)

      -     Attach a voided personal check.

To invest regularly from your paycheck or government check:

Call 1-800-782-8183 for an enrollment form.

DIRECTED DIVIDEND OPTION

By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in the Fund or reinvested in another HSBC Investor Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time by calling 1-800-782-8183.

CUSTOMER IDENTIFICATION INFORMATION


To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on U.S. Government lists of known or suspected terrorists and terrorist organizations.


As a result, the Funds must obtain the following information for each person that opens a new account:

      -     Name;

      -     Date of birth (for individuals);

      - Residential or business street address (although post office boxes are still permitted for mailing); and

SHAREHOLDER INFORMATION [LOGO]

                        PURCHASING AND ADDING TO YOUR SHARES
                        CONTINUED

      - Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.


MARKET TIMING



In accordance with policies and procedures adopted by the Board of Trustees, the Funds discourage market timing and other excessive trading practices. The Funds are intended primarily for use as long-term investment vehicles. Frequent short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders.



To deter market timing, the Funds impose redemption fees on shares sold or exchanged within thirty days of purchase. The redemption fees are in addition to any applicable contingent deferred sales charges. Because money market funds are designed to accommodate frequent trading, the redemption fee will not be assessed on sales of shares or exchanges out of the HSBC Investor Money Market Funds. Redemption fees are also not charged on specified types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans. Further exceptions and information are found in this prospectus under "Shareholder Information - Redemption Fees." As a further deterrent to excessive trading, many foreign securities held by the International Equity Portfolio are priced by an independent pricing service using fair valuation. For more information on fair valuation, see "Pricing of Fund Shares - Fair Value Pricing Policies."



The Funds and the Adviser reserve the right to reject or restrict purchase or exchange requests from any investor and also reserve the right to close any account in which a pattern of excessive trading has been identified.



The Funds cannot guarantee that they will detect every market timer due to the limitations inherent in their technological systems. In addition, although the Funds will attempt to assess the redemption fee on all applicable redemptions, the Funds cannot guarantee that it will succeed in doing so. Certain omnibus accounts or retirement plans may be unable or unwilling to collect the redemption fee from their underlying accounts. The Funds reserve the right to modify their policies and procedures at any time without prior notice as the Funds deem necessary in their sole discretion to be in the best interests of Fund shareholders, or to comply with state or Federal legal requirements.

DIVIDENDS AND DISTRIBUTIONS


All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Class A Shares than for Class B and Class C Shares, because Class A Shares have lower operating expenses. Capital gains are distributed at least annually.


Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution, which may be taxable.

SHAREHOLDER INFORMATION [LOGO]

                              SELLING YOUR SHARES

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received in proper form by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See section on "Selling Your Shares."

WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

CONTINGENT DEFERRED SALES CHARGE


When you sell Class B or Class C Shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the section on "Distribution Arrangements/Sales Charges" for details.


INSTRUCTIONS FOR SELLING SHARES

If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

BY TELEPHONE

(unless you have declined telephone sales privileges)

      1. Call 1-800-782-8183 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See "Selling Your Shares -- Verifying Telephone Redemptions")

BY MAIL OR OVERNIGHT SERVICE

(See "Selling Your Shares -- Redemptions in Writing Required")

      1. Call 1-800-782-8183 to request redemption forms or write a letter of instruction indicating:

            -     your Fund and account number

            -     amount you wish to redeem

            -     address where your check should be sent

            -     account owner signature

      2.    Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio
            43218-2845.

WIRE TRANSFER


You must select this option on your account application.



Call 1-800-782-8183 to request a wire transfer.



If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.



Otherwise, it will normally be wired on the second business day after your call.



The Fund may charge a wire transfer fee.



NOTE: Your financial institution may also charge a separate fee.


ELECTRONIC REDEMPTIONS

Call 1-800-782-8183 to request an electronic redemption. Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank. If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days. Your bank may charge for this service.

SHAREHOLDER INFORMATION [LOGO]

                             SELLING YOUR SHARES
                             CONTINUED

SYSTEMATIC WITHDRAWAL PLAN

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:

      - Make sure you have checked the appropriate box on the Account Application, or call 1-800-782-8183.

      -     Include a voided personal check.

      - Your account must have a value of $10,000 or more to start withdrawals.

      - If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing in the following situations:

1. Redemptions by Individual Retirement Accounts ("IRAs").

2. Redemption requests requiring a signature guarantee, which include any of the following:


      -     Your account address has changed within the last 15 business days;


      -     The check is not being mailed to the address on your account;

      -     The check is not being made payable to the owner of the account;

      - The redemption proceeds are being transferred to another Fund account with a different registration; or

      - The redemption proceeds are being wired to bank instructions currently not on your account.

You must obtain a signature guarantee from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

VERIFYING TELEPHONE REDEMPTIONS

The Funds make every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.


REDEMPTIONS WITHIN 15 DAYS OF INITIAL OR SUBSEQUENT INVESTMENT



When you have made your initial or subsequent investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days).

SHAREHOLDER INFORMATION [LOGO]

                            SELLING YOUR SHARES
                            CONTINUED

REDEMPTION FEE


The Funds will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations as described below. The redemption fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale.


The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions. The redemption fee may also not apply on certain types of accounts such as certain omnibus accounts or retirement plans or other accounts to which application of the redemption fee is not technologically feasible. The redemption fee may also not apply to redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs, systematic withdrawal plans, redemptions requested within 30 days following the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested pursuant to minimum required distributions from retirement plans or redemptions initiated by the Funds.


DELAY IN PAYMENT OF REDEMPTION PROCEEDS


Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

REDEMPTION PROCEEDS

Redemption proceeds are generally paid in cash, but the Funds reserve the right to pay all or part of any redemption proceeds in kind, that is, in securities with a market value equal to the redemption price. If the Funds make a payment in securities, the securities will be valued in the same manner as NAV is calculated. The Funds may provide these securities in lieu of cash without prior notice. You would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains you may realize from the sale, or from the sale of securities you receive.

CLOSING OF SMALL ACCOUNTS

If your account falls below $50 due to redemptions, the Fund may ask you to increase your balance. If it is still below $50 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.


UNDELIVERABLE DISTRIBUTION CHECKS


For any shareholder who chooses to receive distributions in cash, if distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account may be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

SHAREHOLDER INFORMATION [LOGO]

                      DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds.

THE INCOME FUNDS


                                              CLASS A SHARES
                                        --------------------------
                                        PERCENTAGE
                                            OF          PERCENTAGE
                                         OFFERING           OF
                                          PRICE         INVESTMENT   CLASS B SHARES     CLASS C SHARES
                                          -----         ----------   --------------     --------------
Sales Charge (Load)
Amount of Purchase

Less than $50,000                           4.75%          4.99%     No front-end       No front-end
$50,000 but less                                                     sales charge. A    sales charge. A
   than $100,000                            4.25%          4.44%     contingent         contingent
$100,000 but less                                                    deferred sales     deferred sales
   than $250,000                            3.50%          3.63%     charge (CDSC)      charge (CDSC)
$250,000 but less                                                    may be imposed     may be imposed
   than $500,000                            2.50%          2.56%     on shares          on shares
$500,000 but less                                                    redeemed within    redeemed within
   than $1,000,000                          2.00%          2.04%     four years after   one year after
$1,000,000 and over                         1.00%          1.01%     purchase. Shares   purchase.
                                                                     automatically
                                                                     convert to
                                                                     Class A Shares
                                                                     after 6 years.

Distribution (12b-1) and Service Fees   Subject to                   Subject to         Subject to
                                        combined annual              combined annual    combined annual
                                        distribution and             distribution and   distribution and
                                        shareholder                  shareholder        shareholder
                                        servicing fees of            servicing fees     servicing fees
                                        up to 0.25%                  of up to 1.00%     of up to 1.00%
                                        annually of the              annually of the    annually of the
                                        Fund's average               Fund's average     Fund's average
                                        daily net assets             daily net assets   daily net assets
                                        attributable to              attributable to    attributable to
                                        Class A Shares.              Class B Shares.    Class C Shares.


Fund Expenses                           Lower annual                 Higher annual      Higher annual
                                        expenses than                expenses than      expenses than
                                        Class B or Class C Shares.   Class A Shares.    Class A Shares.


SHAREHOLDER INFORMATION [LOGO]

                        DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                        CONTINUED

THE EQUITY FUNDS


                                              CLASS A SHARES
                                        PERCENTAGE
                                            OF          PERCENTAGE
                                         OFFERING           OF
                                          PRICE         INVESTMENT   CLASS B SHARES     CLASS C SHARES
                                          -----         ----------   --------------     --------------
   Sales Charge (Load)
Amount of Purchase
Less than $50,000                          5.00%           5.26%     No front-end       No front-end
$50,000 but less                                                     sales charge. A    sales charge. A
   than $100,000                           4.50%           4.71%     contingent         contingent
$100,000 but less                                                    deferred sales     deferred sales
   than $250,000                           3.75%           3.90%     charge (CDSC)      charge (CDSC)
$250,000 but less                                                    may be imposed     may be imposed
   than $500,000                           2.50%           2.56%     on shares          on shares
$500,000 but less                                                    redeemed within    redeemed within
   than $1,000,000                         2.00%           2.04%     four years after   one year after
$1,000,000 and over                        1.00%           1.01%     purchase. Shares   purchase.
                                                                     automatically
                                                                     convert to
                                                                     Class A Shares
                                                                     after 6 years.

Distribution (12b-1) and Service Fees   Subject to                   Subject to         Subject to
                                        combined annual              combined annual    combined annual
                                        distribution and             distribution and   distribution and
                                        shareholder                  shareholder        shareholder
                                        servicing fees of            servicing fees     servicing fees
                                        up to 0.25%                  of up to 1.00%     of up to 1.00%
                                        annually of the              annually of the    annually of the
                                        Fund's average daily         Fund's average     Fund's average
                                        net assets                   daily net assets   daily net assets
                                        attributable to Class        attributable to    attributable to
                                        A Shares.                    Class B Shares.    Class C Shares.


Fund Expenses                           Lower annual                 Higher annual      Higher annual
                                        expenses than                expenses than      expenses than
                                        Class B or Class C Shares.   Class A Shares.    Class A Shares.




You should note that the sales charge that appears in your trade confirmation may differ slightly from the rate disclosed in the prospectus due to rounding calculations.



As indicated in the above chart, and as discussed further below, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, you or your broker-dealer or financial intermediary must notify the Funds' transfer agent at the time of your purchase order that a discount may apply to your current purchase. You may also be required to provide appropriate documentation to receive these discounts, including:

      (A) Information or records regarding shares of the Fund or other funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;



      (B) Information or records regarding shares of the Fund or other funds held in any account of the shareholder at another financial intermediary; and



      (C) Information or records regarding shares of the Fund or other funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.



You should note in particular that, if the Funds' transfer agent is properly notified, under the "Right of Accumulation" described below the "Amount of Purchase" in the above chart will be deemed to include all Class A Shares of the Funds that were acquired by purchase or exchange, and that were subject to a sales charge, that are held at the time of purchase by you, your spouse and your children under age 21. This includes, for example, any Class A Shares held at a broker-dealer or financial intermediary other than the one handling your current purchase. In some circumstances, other Class A Shares may be aggregated with your current purchase under the Right of Accumulation as described in the Statement of Additional Information. For purposes of determining the "Amount of Purchase," all Class A Shares held at the time of purchase will be valued at their current market value.



You should also note that if you provide the Funds' transfer agent a signed written letter of intent to invest a total of at least $50,000 in Class A Shares in one or more of the Funds within a 13 month period, any investments you make during the 13 months will be treated as though the total quantity were invested in one lump sum and you will receive the discounted sales charge based on your investment commitment. You must, however, inform the transfer agent that the letter of intent is in effect each time shares are purchased. Each purchase will be made at net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total amount indicated in the letter of intent.



In addition to the information provided in this prospectus and the Statement of Additional Information, information about sales charge discounts is available from your broker or financial intermediary and, free of charge, on the Funds' website at www.investorfunds.hsbc.com.


DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES

The Funds have adopted Distribution ("12b-1") plans for Class A, Class B and Class C Shares. 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds' shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will decrease the return on your investment.

      -     The 12b-1 fees vary by share class as follows:

            - Class A Shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the Class A Shares of the Fund.

            - Class B and Class C Shares pay a 12b-1 fee of up to 0.75% of the average daily net assets of the respective classes of the Fund. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

      - The higher 12b-1 fee on Class B and Class C Shares, together with the contingent deferred sales load help the Distributor sell Class B and Class C Shares without an "up-front" sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

SHAREHOLDER INFORMATION [LOGO]

                           DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                           CONTINUED

      - In addition to the 12b-1 fees, Class A, Class B and Class C Shares are subject to a shareholder servicing fee of up to 0.25% of the average daily net assets of the respective classes of the Funds.

      - The combination of the 12b-1 fees and shareholder servicing fees will not exceed 0.50% for the Class A Shares, and 1.00% of the average daily net assets of the respective classes of the Funds for the Class B and Class C Shares.

Long-term Class B and Class C shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and service fees.


DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS - REVENUE SHARING



The Adviser, Administrator and/ or their affiliates may pay out of their own assets compensation to broker-dealers and other persons for the sale and distribution of the Shares and/ or for the servicing of the Shares.


CLASS A SHARES

WAIVER OF SALES CHARGES FOR CLASS A SHARES

The following qualify for waivers of sales charges:

      - Shares purchased by investment representatives through fee-based investment products or accounts.

      - Proceeds from redemptions from any of the HSBC Investor Funds or another mutual fund complex within 60 days after redemption, if you paid a front-end sales charge for those shares.

      - Proceeds from redemptions of Class B Shares of any of the HSBC Investor Funds within 60 days after redemption.

      - Proceeds from redemption of Class A Shares received from the automatic conversion of Class B Shares of any of the HSBC Investor Funds within 60 days after redemption of the Class A Shares.

      - Proceeds from redemptions of Class A Shares of any HSBC Money Market Fund within 60 days after redemption, if you purchased the shares of the HSBC Money Market Fund with the proceeds of Class A Shares of any of the HSBC Investor Funds on which you paid a front-end sales charge or received from the automatic conversion of Class B Shares.

      - Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the investment advisers or their affiliates or invested in any of the Funds.

      - Shares purchased for trust or other advisory accounts established with the investment advisers or their affiliates.

      -     Shares purchased by tax-qualified employee benefit plans.

      - Shares purchased by directors, trustees, employees, and family members of the investment advisers and their affiliates and any organization that provides services to the Funds; retired Fund trustees; dealers who have an agreement with the Distributor; and any trade organization to which the investment advisers or the Administrator belongs.

SALES CHARGE REDUCTIONS

Reduced sales charges for Class A shares are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

      - Letter of Intent. You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

      - Right of Accumulation. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge. You must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of your qualification for the right of accumulation.

SHAREHOLDER INFORMATION [LOGO]

                           DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                           CONTINUED


      - Combination Privilege. You can combine share classes, accounts of multiple Funds (excluding the Money Market Funds) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.


CLASS B SHARES

Class B Shares of the Funds may be purchased for individual accounts only in amounts of less than $100,000. There is no sales charge imposed upon purchases of Class B Shares, but investors may be subject to a contingent deferred sales charge ("CDSC"). In such cases, the CDSC for the Income Funds and the Equity Funds will be as illustrated in the chart.

  YEARS            CDSC AS A % OF
  SINCE            DOLLAR AMOUNT
 PURCHASE        SUBJECT TO CHARGE
   0-1                 4.00%
   1-2                 3.00%
   2-3                 2.00%
   3-4                 1.00%
more than 4            None

For Income and Equity Funds, the CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. There is no CDSC on reinvested dividends or distributions.

If you sell some but not all of your Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

CONVERSION FEATURE -- CLASS B SHARES

      - Class B Shares of the Funds will convert automatically to Class A Shares of the same Fund after six years from the beginning of the calendar month in which the Class B Shares were originally purchased.

      - After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares which will increase your investment return compared to the Class B Shares.

      - You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

      - If you purchased Class B Shares of one Fund which you exchanged for Class B Shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B Shares. The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

CLASS C SHARES

Class C Shares of the Funds may be purchased for individual accounts normally in amounts of less than $100,000. There is no sales charge imposed upon purchases of Class C Shares, but investors may be subject to a CDSC. Specifically, if you redeem Class C Shares of the Funds, your redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Class C Shares. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed.

Unlike Class B Shares, Class C Shares have no conversion feature.

SHAREHOLDER INFORMATION [LOGO]

                           DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                           CONTINUED

WAIVER OF SALES CHARGES -- CLASS B SHARES AND CLASS C SHARES

The following qualify for waivers of sales charges:

      -     Distributions following the death or disability of shareholder.

      - Redemptions representing the required minimum distribution from an IRA or a Custodial Account to a shareholder who has reached age
            70 1/2.

      - Redemptions representing the required minimum distribution from 401(k) retirement plans where such redemptions are necessary to make distributions to plan participants.

                             EXCHANGING YOUR SHARES


You can exchange your shares in one Fund for shares of the same class of another HSBC Investor Fund, usually without paying additional sales charges (see "Notes on Exchanges"). No transaction fees are charged for exchanges. You should note, however, that the Funds will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations. For more information on the redemption fee, see "Redemption Fee" on page __.


You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

INSTRUCTIONS FOR EXCHANGING SHARES

Exchanges may be made by sending a written request to HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845 or by calling 1-800-782-8183. Please provide the following information:

      -     Your name and telephone number

      -     The exact name on your account and account number

      -     Taxpayer identification number (usually your social security number)

      -     Dollar value or number of shares to be exchanged

      -     The name of the Fund from which the exchange is to be made

      -     The name of the Fund into which the exchange is being made.

See "Selling Your Shares" for important information about telephone transactions.

To prevent disruption in the management of the Funds, due to market timing strategies, excessive exchange activity may be limited.

NOTES ON EXCHANGES

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

SHAREHOLDER INFORMATION (LOGO)

                                EXCHANGING YOUR SHARES
                                CONTINUED

Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.


Class B Shares of the HSBC Investor Income Funds or HSBC Investor Equity Funds may be exchanged for Class D Shares of the HSBC Investor Money Market Funds only if you are otherwise eligible to hold them. In all other cases, you will receive Class A Shares of the HSBC Investor Money Market Funds in exchange for your Class B Shares of the HSBC Investor Income or HSBC Investor Equity Funds.

SHAREHOLDER INFORMATION [LOGO]

                           DIVIDENDS, DISTRIBUTIONS AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Please see the Funds' Statement of Additional Information for more information. Because everyone's tax situation is unique, you should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

      - A Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive.

      - Any income a Fund receives and any capital gain that a Fund derives is paid out, less expenses, to its shareholders.


      - Dividends on all Income Funds are paid monthly. [Dividends on the Growth and Income Fund, Opportunity Fund and Value Fund are paid semi-annually. Dividends on the Growth Fund, the Overseas Equity Fund and the Mid-Cap Fund are paid annually.] Capital gains for all Funds are distributed at least annually. Unless a shareholder elects to receive dividends in cash, dividends will be automatically invested in additional shares of the Fund.



      - Dividends and distributions are treated in the same manner for the federal income tax purposes whether you receive them in cash or in additional shares.


      - Tax legislation enacted in 2003 generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. Distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60 days holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

      - In most cases, dividends from the Income Funds are primarily attributable to interest and, therefore, do not qualify for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock, as described above. Instead, dividends attributable to interest will be taxed at the ordinary income tax rate applicable to the taxpayer. However, distributions of tax-exempt interest income by the New York Tax-Free Bond Fund are expected to be exempt from the regular federal income tax. If a Fund designates a dividend as a capital gain distribution (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares. Distributions of short-term capital gain (e.g., when the Fund has a gain from the sale of an asset it held for one year or less) are taxable at ordinary income tax rates.

      - A portion of any tax-exempt interest distributions may be treated as a tax-preference item (or be included in a corporation's adjusted current earnings) for purposes of the federal and/or state alternative minimum tax. The federal alternative minimum tax is a different method of determining income tax to ensure that taxpayers, who under the ordinary method of computing federal income tax would be entitled to large deductions, pay at least a minimum amount of tax. If a taxpayer's alternative minimum tax exceeds the taxpayer's ordinary tax liability, the excess amount of alternative minimum tax must be paid in addition to the taxpayer's ordinary tax liability. Certain items, called tax-preference items, which are tax-exempt for purposes of computing ordinary federal income tax liability are taxable for alternative minimum tax purposes.

      - Dividends are taxable in the year in which they are paid or deemed paid, even if they appear on your account statement the following year. If a Fund declares a dividend in October, November or December of a year and distributes the dividend in January of the next year, you may be taxed as if you received it in the year declared rather than the year received.

SHAREHOLDER INFORMATION [LOGO]

      - There may be tax consequences to you if you dispose of your shares in a Fund, for example, through redemption, exchange or sale. The amount of any gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you held them.

      - You will be notified in January each year about the federal tax status of distributions made by the Funds. The notice will tell you which dividends and redemptions must be treated as taxable ordinary income which qualify for the 15% rate applicable to qualifying dividends on corporate stock and which (if any) are short-term or long-term capital gain. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

      - As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 28% (in 2004) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

      - Foreign shareholders may be subject to special withholding requirements.

      - If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends or capital gains until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account. For example, there is a penalty on certain pre- retirement distributions from retirement accounts.

FINANCIAL
HIGHLIGHTS [LOGO]


The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions) for the indicated periods. This information has been derived from information audited by KPMG LLP, whose report, along with the Funds' financial statements, are [incorporated herein by reference] and included in the Funds' annual report, which is available upon request.

TAXABLE EQUIVALENT YIELD TABLES      [LOGO]

                        TAXABLE EQUIVALENT YIELD TABLES

The tables below show the approximate taxable yields which are equivalent to tax-exempt yields, for the ranges indicated, under (i) federal and New York State personal income tax laws, and (ii) federal, New York State and New York City personal income tax laws, in each case based upon the applicable 2005 rates. Such yields may differ under the laws applicable to subsequent years if the effect of any such law is to change any tax bracket or the amount of taxable income which is applicable to a tax bracket. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file single returns and for those investors who file joint returns. For cases in which two or more state (or city) brackets fall within a federal bracket, the highest state (or city) bracket is combined with the federal bracket. The combined income tax brackets shown reflect the fact that state and city income taxes are currently deductible as an itemized deduction for federal tax purposes (however, a taxpayer's itemized deductions may be subject to an overall limitation, the effect of which has not been taken into account in preparing these tables).

                        FEDERAL AND NEW YORK STATE TABLE

            TAXABLE INCOME*                                                     TAX-EXEMPT YIELD
----------------------------------------   INCOME    ---------------------------------------------------------------------------
      SINGLE               JOINT             TAX     1.00%  1.50%  2.00%  2.50%  3.00%  3.50%  4.00%  4.50%  5.00%  5.50%  6.00%
      RETURN               RETURN         BRACKET**                          EQUIVALENT TAXABLE YIELD
-------------------  -------------------  ---------  ---------------------------------------------------------------------------
$      0 - $  7,150  $      0 - $ 14,300    13.60%   1.16%  1.74%  2.31%  2.89%  3.47%  4.05%  4.63%  5.21%  5.79%  6.37%  6.94%
$  7,151 - $ 29,050  $ 14,301 - $ 58,100    20.82%   1.26%  1.89%  2.53%  3.16%  3.79%  4.42%  5.05%  5.68%  6.31%  6.95%  7.58%
$ 29,051 - $ 70,350  $ 58,101 - $117,250    30.14%   1.43%  2.15%  2.86%  3.58%  4.29%  5.01%  5.73%  6.44%  7.16%  7.87%  8.59%
$ 70,351 - $146,750  $ 117,25 - $178,650    33.31%   1.50%  2.25%  3.00%  3.75%  4.50%  5.25%  6.00%  6.75%  7.50%  8.25%  9.00%
$146,751 - $319,100  $178,651 - $319,100    37.94%   1.61%  2.42%  3.22%  4.03%  4.83%  5.64%  6.45%  7.25%  8.06%  8.86%  9.67%
           $319,101             $319,101    39.79%   1.66%  2.49%  3.32%  4.15%  4.98%  5.81%  6.64%  7.47%  8.30%  9.13%  9.97%

--------------
* Net amount subject to federal and New York State personal income tax after deductions and exemptions.

**  Effective combined federal and state tax bracket.

This table does not take into account: (i) any taxes other than the regular federal income tax and the regular New York State personal income tax; or (ii) the New York State tax table benefit recapture tax. Also, it is assumed that:
(i) there are no federal or New York State minimum taxes applicable; (ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her taxable income for New York State income tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

                FEDERAL, NEW YORK STATE AND NEW YORK CITY TABLE

           TAXABLE INCOME*                                                     TAX-EXEMPT YIELD
--------------------------------------    INCOME    ----------------------------------------------------------------------------
      SINGLE               JOINT            TAX     1.00%  1.50%  2.00%  2.50%  3.00%  3.50%  4.00%  4.50%  5.00%  5.50%  6.00%
      RETURN               RETURN        BRACKET**                          EQUIVALENT TAXABLE YIELD
-------------------  -----------------   ---------  ----------------------------------------------------------------------------
$      0 - $  7,150  $      0-$ 14,300     16.22%   1.19%  1.79%  2.39%  2.98%  3.58%  4.18%  4.77%  5.37%  5.97%  6.56%   7.16%
$  7,151 - $ 29,050  $ 14,301-$ 58,100     23.87%   1.31%  1.97%  2.63%  3.28%  3.94%  4.60%  5.25%  5.91%  6.57%  7.22%   7.88%
$ 29,051 - $ 70,350  $ 58,101-$117,250     32.87%   1.49%  2.23%  2.98%  3.72%  4.47%  5.21%  5.96%  6.70%  7.45%  8.19%   8.94%
$ 70,351 - $146,750  $ 117,25-$178,650     36.32%   1.57%  2.36%  3.14%  3.93%  4.71%  5.50%  6.28%  7.07%  7.85%  8.64%   9.42%
$146,751 - $319,100  $178,651-$319,100     40.74%   1.69%  2.53%  3.37%  4.22%  5.06%  5.91%  6.75%  7.59%  8.44%  9.28%  10.12%
           $319,101           $319,101     42.51%   1.74%  2.61%  3.48%  4.35%  5.22%  6.09%  6.96%  7.83%  8.70%  9.57%  10.44%

--------------
* Net amount subject to federal, New York State and New York City personal income tax after deductions and exemptions.

**  Effective combined federal, state and city tax bracket.

This table does not take into account: (i) any taxes other than the regular federal income tax, the regular New York State personal income tax, and the regular New York City personal income tax (including the temporary tax surcharge and the additional tax); (ii) the New York State tax table benefit recapture tax; (iii) the 7.7% New York State tax rate applicable to income over $500,000 per year; or (iv) the 4.45% New York City tax rate over $500,000 per year. Also, it is assumed that: (i) there are no federal, state or city minimum taxes applicable; (ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her income for state and city tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

While it is expected that most of the dividends paid to the shareholders of the New York Tax-Free Bond Fund will be exempt from federal, New York State and New York City personal income taxes, portions of such dividends from time to time may be subject to such taxes.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and legally considered a part of this prospectus.


YOU CAN GET FREE COPIES OF THE FUNDS' ANNUAL AND SEMI-ANNUAL REPORTS AND THE SAI, PROSPECTUSES OF OTHER FUNDS IN THE HSBC INVESTOR FAMILY OF FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS, BY CONTACTING A BROKER OR BANK THAT SELLS THE FUNDS OR BY CONTACTING THE FUNDS AT:


        HSBC INVESTOR FUNDS
        PO BOX 182845
        COLUMBUS, OHIO 43218-2845
        TELEPHONE: 1-800-782-8183


You can review the Funds' annual and semi-annual reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:


- For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090.

-   Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-4782.

[INSERT SKU CODE]

                                   Prospectus

                                        HSBC Investor
                                        Funds


                                        February 28, 2005


                                        HSBC INVESTOR
                                        MONEY MARKET FUND

                                        HSBC INVESTOR
                                        CASH MANAGEMENT FUND

                                        HSBC INVESTOR
                                        U.S. GOVERNMENT
                                        MONEY MARKET FUND

 [PICTURE]                              HSBC INVESTOR
                                        TAX-FREE MONEY
                                        MARKET FUND

                                        HSBC INVESTOR
                                        NEW YORK TAX-FREE
                                        MONEY MARKET FUND

                                        HSBC INVESTOR
                                        U.S. TREASURY
                                        MONEY MARKET FUND

                                        HSBC INVESTOR
                                        CALIFORNIA TAX-FREE
                                        MONEY MARKET FUND

                               HSBC Investor Funds

                  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               PRIVACY POLICY FOR
                               HSBC INVESTOR FUNDS

THIS PRIVACY POLICY NOTICE SUMMARIZES THE COLLECTION AND DISCLOSURE OF NONPUBLIC PERSONAL INFORMATION ("INFORMATION") OF CUSTOMERS ("YOU") OF THE HSBC INVESTOR FAMILY OF FUNDS ("WE" OR "US"). IF YOU ARE AN INDIVIDUAL SHAREHOLDER OF RECORD OF ANY SERIES OF THE FUNDS, WE CONSIDER YOU TO BE A CUSTOMER OF THE HSBC INVESTOR FAMILY OF FUNDS. SHAREHOLDERS PURCHASING OR OWNING SHARES OF ANY OF THE HSBC INVESTOR FAMILY OF FUNDS THROUGH THEIR BANK, BROKER, OR OTHER FINANCIAL INSTITUTION SHOULD CONSULT THAT FINANCIAL INSTITUTION'S PRIVACY POLICIES.

WE COLLECT THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU

We collect Information about you from the following sources: information we receive from you on applications or other forms; information about your transactions with us, our affiliates, or others; and information we receive from a consumer reporting agency.

WE DISCLOSE THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU

We do not disclose any Information about you or any former customer to anyone, except as permitted by law, including to our affiliates and third party service providers.

WE DISCLOSE INFORMATION ABOUT YOU TO THE FOLLOWING TYPES OF THIRD PARTIES

We may disclose Information about you and any former customer to our affiliates, which we consider to include HSBC Bank USA, HSBC Asset Management (Americas) Inc. and their affiliates, and to nonaffiliated third parties, as permitted by law.

We may disclose all of the Information we collect to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

PROTECTING THE SECURITY AND CONFIDENTIALITY OF YOUR INFORMATION

We restrict access to Information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Information.


                       This is not part of the prospectus

HSBC INVESTOR FUNDS                                      TABLE OF CONTENTS

                                       [LOGO]    RISK/RETURN SUMMARY AND FUND EXPENSES
Carefully review this important                     3  Overview
section, which summarizes each                      4  HSBC Investor Money Market Fund
Fund's investments, risks, past                     8  HSBC Investor Cash Management Fund
performance, and fees.                             11  HSBC Investor U.S. Government Money Market Fund
                                                   15  HSBC Investor Tax-Free Money Market Fund
                                                   19  HSBC Investor New York Tax-Free Money Market Fund
                                                   23  HSBC Investor U.S. Treasury Money Market Fund
                                                   27  HSBC Investor California Tax-Free Money Market Fund


                                       [LOGO]    INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
Review this section for information                32  HSBC Investor Money Market Fund
on investment strategies and risks.                33  HSBC Investor Cash Management Fund
                                                   34  HSBC Investor U.S. Government Money Market Fund
                                                   35  HSBC Investor Tax-Free Money Market Fund
                                                   36  HSBC Investor New York Tax-Free Money Market Fund
                                                   37  HSBC Investor U.S. Treasury Money Market Fund
                                                   38  HSBC Investor California Tax-Free Money Market Fund
                                                   39  General Risk Factors: All Money Market Funds
                                                   40  Specific Risk Factors
                                                   40  Portfolio Holdings


                                       [LOGO]    FUND MANAGEMENT

Review this section for details on                 41  The Investment Adviser
the people and organizations who                   41  The Distributor and Administrator
provide services to the Funds.

                                       [LOGO]    SHAREHOLDER INFORMATION

Review this section for details on                 42  Pricing of Fund Shares
how shares are valued, and how to                  43  Purchasing and Adding to Your Shares
purchase, sell and exchange shares.                46  Selling Your Shares
This section also describes related                49  Distribution Arrangements/Sales Charge
charges and payments of dividends                  52  Exchanging Your Shares
and distributions.                                 53  Dividends, Distributions and Taxes

                                       [LOGO]    FINANCIAL HIGHLIGHTS
Review this section for details on                 55  HSBC Investor Money Market Fund
 selected financial statements of                  56  HSBC Investor U.S. Government Money Market Fund
 the Funds.                                        57  HSBC Investor New York Tax-Free Money Market Fund
                                                   58  HSBC Investor U.S. Treasury Money Market Fund
                                                   59  HSBC Investor California Tax-Free Money Market Fund

                                       [LOGO]    TAXABLE EQUIVALENT YIELD TABLES

HSBC INVESTOR FUNDS
RISK/RETURN SUMMARY AND FUND EXPENSES [LOGO]

                    OVERVIEW

THE FUNDS           HSBC Investor Funds is a mutual fund family that offers a
                    variety of separate investment portfolios ("Funds"), each with individual investment objectives and strategies. This prospectus provides you important information about the Money Market Funds.

                    Each Fund offers five different classes of shares through this prospectus: Class A Shares ("Investor Shares"), Class B Shares, Class C Shares, Class D Shares ("Private Investor Shares") and Class Y Shares. The HSBC Investor Money Market Fund, HSBC Investor Cash Management Fund, HSBC Investor U.S. Government Money Market Fund, HSBC Investor Tax-Free Money Market Fund and HSBC Investor U.S. Treasury Money Market Fund also offer Class I Shares ("Institutional Shares"). Each class of shares has different characteristics and is subject to different fees and expenses. The following pages of this prospectus will highlight these differences. The Funds' Statement of Additional Information contains a more detailed discussion of the different classes of shares. Please read this prospectus and keep it for future reference.

                    The investment objective and strategies of each Fund are not fundamental and may be changed without approval of Fund shareholders. If there is a change in the investment objective or strategies of a Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and need. There can be no assurance that the investment objective of a Fund will be achieved.


                    AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF HSBC BANK USA, NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.


WHO MAY WANT TO     Consider investing in a Fund if you are:
INVEST?
                          -     Seeking preservation of capital

                          -     Investing short-term

                          -     Have a low risk tolerance

                          - Willing to accept lower potential returns in exchange for a high degree of safety

                          - Seeking tax-free income (Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund only)

                    A Fund will not be appropriate for anyone:

                          -     Seeking high total returns

                          - Pursuing a long-term goal or investment for retirement

                          - Investing through a tax advantaged retirement plan (Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund)

                          - Who does not live in New York (New York Tax-Free Money Market Fund only)

                          - Who does not live in California (California Tax-Free Money Market Fund only)

HSBC INVESTOR MONEY MARKET FUND
RISK/RETURN SUMMARY AND FUND EXPENSES    [LOGO]

                             HSBC INVESTOR MONEY MARKET FUND

INVESTMENT OBJECTIVE         The investment objective of the Money Market Fund
                             is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT         The Fund seeks to achieve its investment objective
STRATEGIES                   by investing the assets of the Fund in a portfolio
                             of the highest quality money market instruments with maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less, and repurchase agreements with respect to these types of obligations.


                             The Fund invests primarily in bank certificates of deposit, time deposits, bankers' acceptances, prime commercial paper, corporate obligations, municipal obligations, and U.S. government securities.


                             The Fund may invest without limit in the banking industry and in commercial paper and short-term corporate obligations of financial institutions.

PRINCIPAL INVESTMENT         Market Risk: The Fund's performance per
RISKS                        share will change daily based on many factors,
                             including the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

                             Interest Rate Risk: Changes in interest rates will affect the yield or value of the Fund's investments in debt securities. If interest rates rise, the value of the Fund's investments may fall. Conversely, if interest rates fall, the value of the Fund's investments may rise.

                             Credit Risk: The Fund could lose money if the issuer of a fixed income security owned by the Fund defaults on its financial obligation.

HSBC INVESTOR MONEY MARKET FUND
RISK/RETURN SUMMARY AND FUND EXPENSES    [LOGO]

The bar chart on this page shows the HSBC Investor Money Market Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.

The returns for Class B, Class C, Class D, Class I, and Class Y Shares, will differ from the Class A returns shown in the bar chart because of differences in [GRAPHIC OMITTED] expenses of each class.

                        PERFORMANCE BAR CHART AND TABLE

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES


[BAR CHART]



1999            4.62%
2000            5.77%
2001            3.70%
2002            1.33%
2003            0.59%
2004


Of course, past performance does not Indicate how the Fund will perform in the future.


Best quarter:
Worst quarter:


The table below lists the average annual total return for each class of shares for various time periods.

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2004)


                                      INCEPTION                          SINCE
                                         DATE       1 YEAR   5 YEARS   INCEPTION
                                    -------------   ------   -------   ---------
CLASS A                             Nov. 13, 1998      %         %         %
CLASS B (WITH APPLICABLE CDSC)      Apr. 4, 2001       %       N/A         %
CLASS C (WITH APPLICABLE CDSC)      Mar. 23, 2001      %       N/A         %
CLASS D                             Apr. 1, 1999       %         %         %
CLASS I                             Jan. 9, 2002       %       N/A         %
CLASS Y                             Nov. 12, 1998      %         %         %
LIPPER MONEY MARKET FUNDS AVERAGE                      %         %         %*



As of December 31, 2004, the 7-day yields of the Fund's Class A, B, C, D, I, and Y Shares were %, %, %, %, %, and % respectively. For current yield information on the Fund, call 1-800-782-8183. The Money Market Fund's yield appears in the Wall Street Journal each Thursday.


* Since October 31, 1998.

HSBC INVESTOR MONEY MARKET FUND
RISK/RETURN SUMMARY AND FUND EXPENSES    [LOGO]

                                            FEES AND EXPENSES

As an investor in the HSBC Investor Money Market Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR
INVESTMENT)                             A SHARES    B SHARES    C SHARES    D SHARES    I SHARES    Y SHARES
Maximum sales charge (load) on
 purchases                                None        None        None        None        None        None
Maximum deferred sales charge (load)
 on redemptions                           None        4.00%       1.00%       None        None        None
Redemption/Exchange Fee
 (as a percentage of amount redeemed
 or exchanged)                            None        None        None        None        None        None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)                                A SHARES   B SHARES   C SHARES    D SHARES    I SHARES    Y SHARES
    Advisory Services                  0.10%       0.10%       0.10%       0.10%       0.10%       0.10%
    Operational Support                0.10%       0.10%       0.10%       0.10%       None        0.10%
Total Management fees                  0.20%       0.20%       0.20%       0.20%       0.10%       0.20%
Distribution (12b-1) fees              0.00%(1)    0.75%       0.75%       0.00%(1)    None        None
    Shareholder servicing fee          0.40%(2)    0.25%       0.25%       0.25%       None        None
    Other operating expenses               %           %           %           %           %           %
Total other expenses:                      %           %           %           %           %           %
Total Fund operating expense               %           %           %           %           %           %
    Fee waiver and/or expense                                                               (3)
    reimbursement                          %           %           %           %           %           %
Net Fund operating expenses                %           %           %           %           %           %



(1) There are non-compensatory 12b-1 plans for Class A and Class D Shares, which authorize payments up to 0.25% of the Fund's average daily net assets attributable to Class A and Class D Shares. To date, no payments under the 12b-1 plans have been made.


(2) The Fund has authorized payments up to 0.60% for Class A Shares. To date, shareholder servicing fees have not exceeded 0.40%.


(3) HSBC Asset Management (Americas) Inc. has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Class I Shares of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 0.20%. The expense limitation is contractual and shall be in effect until [March 1, 2006].


The Fund offers six different types of shares:

CLASS A SHARES (or "Investor Shares") are offered to the public, customers of Shareholder Servicing Agents and certain securities brokers on a continuous basis with no sales charge on purchases.

CLASS B SHARES are not offered for sale, but are offered as an exchange option. See "Exchanging Your Shares."

CLASS C SHARES are primarily offered as an exchange option, see "Exchanging Your Shares," but are also available for purchase by customers of HSBC Bank USA sweep programs.


CLASS D SHARES (or "Private Investor Shares") are identical to Class A Shares, except that Class D Shares are offered to domestic private banking clients and are subject to lower operating expenses.


CLASS I SHARES are offered primarily for direct investment by institutional investors, such as corporations, foundations, municipalities and other governmental entities, banks, and trust companies.

CLASS Y SHARES are continuously offered for sale only to customers of Shareholder Servicing Agents. At present, the only Shareholder Servicing Agents for Class Y Shares are the Fund's Investment Adviser (HSBC) and its affiliates.

The Funds' Statement of Additional Information contains more detailed discussion of the different classes of shares.

HSBC INVESTOR MONEY MARKET FUND
RISK/RETURN SUMMARY AND FUND EXPENSES    [LOGO]

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

      -     $10,000 investment

      -     5% annual return




      -     no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                                 EXPENSE EXAMPLE


                    1       3       5        10
                  YEAR    YEARS   YEARS    YEARS
CLASS A SHARES      $       $       $        $
CLASS B SHARES

   ASSUMING
   REDEMPTION       $       $       $        $

   ASSUMING NO
   REDEMPTION       $       $       $        $

CLASS C SHARES

   ASSUMING
   REDEMPTION       $       $       $        $

   ASSUMING NO
   REDEMPTION       $       $       $        $
CLASS D SHARES      $       $       $        $
CLASS I SHARES      $       $       $        $
CLASS Y SHARES      $       $       $        $

HSBC INVESTOR CASH MANAGEMENT FUND
RISK/RETURN SUMMARY AND FUND EXPENSES    [LOGO]

                         HSBC INVESTOR CASH MANAGEMENT FUND

INVESTMENT OBJECTIVE     The investment objective of the Cash Management Fund is
                         to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT     The Fund seeks to achieve its investment objective by
STRATEGIES               investing the assets of the Fund in a portfolio of the
                         highest quality money market instruments with maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less, and repurchase agreements with respect to these types of obligations.

                         The Fund invests primarily in bank certificates of deposit, time deposits, bankers' acceptances, prime commercial paper, corporate obligations, municipal obligations, and U.S. government securities.

                         The Fund may invest without limit in the banking industry and in commercial paper and short-term corporate obligations of financial institutions.

PRINCIPAL INVESTMENT     Market Risk: The Fund's performance per share will
RISKS                    change daily based on many factors, including the
                         quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

                         Interest Rate Risk: Changes in interest rates will affect the yield or value of the Fund's investments in debt securities. If interest rates rise, the value of the Fund's investments may fall. Conversely, if interest rates fall, the value of the Fund's investments may rise.

                         Credit Risk: The Fund could lose money if the issuer of a fixed income security owned by the Fund defaults on its financial obligation.


PERFORMANCE BAR CHART    No performance information is presented for the Fund
AND TABLE                because it has been in operation for less than one full
                         calendar year.

HSBC INVESTOR CASH MANAGEMENT FUND
RISK/RETURN SUMMARY AND FUND EXPENSES    [LOGO]

                                           FEES AND EXPENSES

As an investor in the HSBC Investor Cash Management Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR
INVESTMENT)                                  A SHARES    B SHARES    C SHARES    D SHARES    I SHARES   Y SHARES
Maximum sales charge (load) on purchases       None        None        None        None        None       None
Maximum deferred sales charge (load) on
redemptions                                    None        4.00%       1.00%       None        None       None
Redemption/Exchange Fee (as a percentage
of amount redeemed or exchanged)               None        None        None        None        None       None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)                A SHARES    B SHARES    C SHARES    D SHARES    I SHARES   Y SHARES
   Advisory Services               0.10%       0.10%       0.10%       0.10%       0.10%      0.10%
   Operational Support             0.10%       0.10%       0.10%       0.10%       None       0.10%
Total Management Fees              0.20%       0.20%       0.20%       0.20%       0.10%      0.20%
Distribution (12b-1) fee           0.00%(1)    0.75%       0.75%       0.00%(1)    None       None
   Shareholder servicing fees      0.40%(2)    0.25%       0.25%       0.25%       None       None
   Other operating expenses            %           %           %           %           %          %
Total other expenses                   %           %           %           %           %          %
Total Fund operating expenses          %           %           %           %           %          %
   Fee waiver and/or expense
   reimbursement(3)                    %           %           %           %           %          %
Net Fund operating expenses            %           %           %           %           %          %



(1) [There are non-compensatory 12b-1 plans for Class A and Class D Shares, which authorize payments up to 0.25% of the Fund's average daily net assets attributable to Class A and Class D Shares. To date, no payments under the 12b-1 plans have been made.]



(2) The Fund has authorized payments up to 0.60% for Class A Shares. To date, shareholder servicing fees have not exceeded 0.40%.



(3) HSBC Asset Management (Americas) Inc. has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 0.70% for Class A Shares, 1.30% for Class B Shares, 1.30% for Class C Shares, 0.55% for Class D Shares, 0.20% for Class I Shares and 0.30% for Class Y Shares. The expense limitation is contractual and shall be in effect until [March 1, 2006].


The Fund offers six different types of shares:

CLASS A SHARES (or "Investor Shares") are offered to the public, customers of Shareholder Servicing Agents and certain securities brokers on a continuous basis with no sales charge on purchases.

CLASS B SHARES are not offered for sale, but are offered as an exchange option. See "Exchanging Your Shares."

CLASS C SHARES are primarily offered as an exchange option, (see "Exchanging Your Shares"), but are also available for purchase by customers of HSBC Bank USA sweep programs.


CLASS D SHARES (or "Private Investor Shares") are identical to Class A Shares, except that Class D Shares are offered to domestic private banking clients and are subject to lower operating expenses.


CLASS I SHARES are offered primarily for direct investment by institutional investors, such as corporations, foundations, municipalities and other governmental entities, banks, and trust companies.

CLASS Y SHARES are continuously offered for sale only to customers of Shareholder Servicing Agents. At present, the only Shareholder Servicing Agents for Class Y Shares are the Fund's Investment Adviser (HSBC) and its affiliates.

The Funds' Statement of Additional Information contains more detailed discussion of the different classes of shares.

HSBC INVESTOR CASH MANAGEMENT FUND
RISK/RETURN SUMMARY AND FUND EXPENSES    [LOGO]

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

      -     $10,000 investment

      -     5% annual return




      -     no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                                 EXPENSE EXAMPLE


                    1       3
                   YEAR    YEAR
CLASS A SHARES      $       $
CLASS B SHARES
   ASSUMING
   REDEMPTION       $       $

   ASSUMING NO
   REDEMPTION       $       $

CLASS C SHARES
   ASSUMING
   REDEMPTION       $       $

   ASSUMING NO
   REDEMPTION       $       $
CLASS D SHARES      $       $
CLASS I SHARES      $       $
CLASS Y SHARES      $       $

HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]

                           HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE       The investment objective of the U.S. Government
                           Money Market Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT       The Fund seeks to achieve this investment objective
STRATEGIES                 by investing in obligations issued or guaranteed by
                           the U.S. Government, its agencies or
                           instrumentalities with maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less, and repurchase agreements with respect to such obligations.

                           The Fund invests primarily in issues of the U.S. Treasury, such as bills, notes and bonds, and issues of U.S. Government agencies and instrumentalities established under the authority of an Act of Congress.

                           The securities of various U.S. Government agencies, which while chartered or sponsored by Acts of Congress, are neither issued nor guaranteed by the United States Treasury.

PRINCIPAL INVESTMENT       Market Risk: The Fund's performance per share will
RISKS                      change daily based on many factors, including
                           national and international economic conditions and general market conditions.

                           Interest Rate Risk: Changes in interest rates will affect the yield or value of the Fund's investments in debt securities. If interest rates rise, the value of the Fund's investments may fall. Conversely, if interest rates fall, the value of the Fund's investments may rise.

                           Credit Risk: The Fund could lose money if the issuer of a fixed income security owned by the Fund defaults on its financial obligation.

HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND
RISK/RETURN SUMMARY AND FUND EXPENSES            [LOGO]

The bar chart on this page shows the HSBC Investor U.S. Government Money Market Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.

The returns for Class B, Class C, Class D, Class I and Class Y Shares will differ from the returns for Class A Shares shown in the bar chart because of differences in expenses of each class.

                         PERFORMANCE BAR CHART AND TABLE

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES
[BAR CHART]


1995     5.44%
'96      4.84%
'97      4.95%
'98      4.86%
'99      4.30%
2000     5.53%
'01      3.45%
'02      1.10%
'03      0.48%
'04


Of course, past performance does not indicate how the Fund will perform in the future.


Best quarter:
Worst quarter:


The table below lists the average annual total return for each class of shares for various time periods.

TOTAL RETURNS (for the periods ended December 31, 2004)


                                      INCEPTION                                         SINCE
                                        DATE         1 YEAR    5 YEARS    10 YEARS    INCEPTION
                                        ----         ------    -------    --------    ---------
CLASS A                             May 3, 1990         %         %          %           %
CLASS B (WITH APPLICABLE CDSC)      Sept. 11,
                                    1998                %         %        N/A           %
CLASS C (WITH APPLICABLE CDSC)*     N/A               N/A       N/A        N/A         N/A
CLASS D                             Apr. 1, 1999        %         %        N/A           %
CLASS I                             Dec. 24, 2003       %       N/A        N/A           %
CLASS Y                             July 1, 1996        %         %        N/A           %
LIPPER U.S. GOVERNMENT
MONEY MARKET FUNDS AVERAGE                              %         %          %           %**



As of December 31, 2004, the 7-day yields of the Fund's Class A, B, C, D, I, and Y Shares were %, %, N/A, %, N/A and %, respectively. For current yield information on the Fund, call 1-800-782-8183. The U.S. Government Money Market Fund's yield appears in the Wall Street Journal each Thursday.



* Average annual return information and 7-day yield is not provided because there were no Class C shareholders as of the date of this prospectus.


**    Since May 31, 1990.

HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND
RISK/RETURN SUMMARY AND FUND EXPENSES             [LOGO]

                                                     FEES AND EXPENSES

As an investor in the HSBC Investor U.S. Government Money Market Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR
INVESTMENT)                                 A SHARES    B SHARES    C SHARES    D SHARES    I SHARES   Y SHARES
Maximum sales charge (load) on
purchases                                     None        None        None        None        None       None
Maximum deferred sales charge
(load) on redemptions                         None        4.00%       1.00%       None        None       None
Redemption/Exchange Fee (as a percentage
of amount redeemed
or exchanged)                                 None        None        None        None        None       None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)                                A SHARES    B SHARES    C SHARES    D SHARES    I SHARES   Y SHARES
   Advisory Services                          0.10%       0.10%       0.10%       0.10%       0.10%        0.10%
   Operational Support                        0.10%       0.10%       0.10%       0.10%       None         0.10%
Total Management Fees                         0.20%       0.20%       0.20%       0.20%       0.10%        0.20%
Distribution (12b-1) fee                      0.00%(1)    0.75%       0.75%       0.00%(1)    None         None
   Shareholder servicing fees                 0.40%(2)    0.25%       0.25%       0.25%       None         None
   Other operating expenses                       %           %           %           %           %            %
Total other expenses:                             %           %           %           %           %            %
Total Fund operating expenses                     %           %           %           %           %            %
   Fee waiver and/or expense
   reimbursement                                  %           %           %           %           %(3)         %
Net Fund operating expenses                       %           %           %           %       0.20%            %



(1) There are non-compensatory 12b-1 plans for Class A and Class D Shares, which authorize payments up to 0.25% of the Fund's average daily net assets attributable to Class A and Class D Shares. To date, no payments under the 12b-1 plans have been made.


(2) The Fund has authorized payments up to 0.60% for Class A Shares. To date, shareholder servicing fees have not exceeded 0.40%.


(3) HSBC Asset Management (Americas) Inc. has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Class I Shares of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 0.20%. The expense limitation is contractual and shall be in effect until [March 1, 2006].


The Fund offers five different types of shares:

CLASS A SHARES (or "Investor Shares") are offered to the public, customers of Shareholder Servicing Agents and certain securities brokers on a continuous basis with no sales charge on purchases.

CLASS B SHARES are not offered for sale, but are offered as an exchange option. See "Exchanging Your Shares."

CLASS C SHARES are primarily offered as an exchange option, (see "Exchanging Your Shares"), but are also available for purchase by customers of HSBC Bank USA sweep programs.


CLASS D SHARES (or "Private Investor Shares") are identical to Class A Shares, except that Class D Shares are offered to domestic private banking clients and are subject to lower operating expenses.


CLASS I SHARES are offered primarily for direct investment by institutional investors such as corporations, foundations, municipalities and other governmental entities, banks and trust companies.


CLASS Y SHARES are continuously offered for sale only to customers of Shareholder Servicing Agents. At present, the only Shareholder Servicing Agents for Class Y are the Fund's Investment Adviser (HSBC) and its affiliates.

The Funds' Statement of Additional Information contains more detailed discussion of the different classes of shares.

HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND
RISK/RETURN SUMMARY AND FUND EXPENSES            [LOGO]

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

      -     $10,000 investment

      -     5% annual return




      -     no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                                 EXPENSE EXAMPLE


                      1      3       5       10
                    YEAR   YEARS   YEARS    YEARS
CLASS A SHARES       $       $       $        $
CLASS B SHARES

   ASSUMING
   REDEMPTION        $       $       $        $

   ASSUMING NO
   REDEMPTION        $       $       $        $
CLASS C SHARES

   ASSUMING
   REDEMPTION        $       $       $        $

   ASSUMING NO
   REDEMPTION        $       $       $        $

CLASS D SHARES       $       $       $        $
CLASS I SHARES       $       $       $        $
CLASS Y SHARES       $       $       $        $

HSBC INVESTOR TAX-FREE MONEY MARKET FUND
RISK/RETURN SUMMARY AND FUND EXPENSES

                              HSBC INVESTOR TAX FREE MONEY MARKET FUND

INVESTMENT OBJECTIVE          The investment objective of the Tax-Free Money
                              Market Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT          The Fund seeks to achieve its investment objective
STRATEGIES                    by investing the assets of the Fund in a portfolio
                              of the highest quality money market instruments with maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less. Under normal market conditions, the Fund will generally invest in short-term municipal obligations. The Fund's investments may include variable securities, which have variable interest rates or other features that give them the financial characteristics of short-term debt. The
                              Fund will invest at least 80% of its assets in investments, the income from which is exempt from regular federal income tax and any federal alternative minimum tax.

PRINCIPAL INVESTMENT          Market Risk: The Fund's performance per share will
RISKS                         change daily based on many factors, including the
                              quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

                              Interest Rate Risk: Changes in interest rates will affect the yield or value of the Fund's investments in debt securities. If interest rates rise, the value of the Fund's investments may fall. Conversely, if interest rates fall, the value of the Fund's investments may rise.

                              Credit Risk: The Fund could lose money if the issuer of a fixed income security owned by the Fund defaults on its financial obligation. In addition, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of the security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

                              Variable Rate Securities Risk: Variable (and floating) rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized rate. Variable (and floating) rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Due to a lack of secondary market activity for certain variable and floating rate instruments, these securities may be more difficult to sell if an issuer defaults on its financial obligation or when the Fund is not entitled to exercise its demand rights.

                              Tax Risk: The Fund may invest up to 20% of its assets in obligations the interest income on which is subject to federal personal income tax. Dividends attributable to interest on certain municipal obligations may be included in a shareholder's alternative minimum taxable income.


PERFORMANCE INFORMATION       No performance information is presented for the
                              Fund because it has been in operation for less than one full calendar year.

HSBC INVESTOR TAX-FREE MONEY MARKET FUND
RISK/RETURN SUMMARY AND FUND EXPENSES        [LOGO]

                                                FEES AND EXPENSES

As an investor in the HSBC Investor Tax-Free Money Market Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR
INVESTMENT)                              A SHARES    B SHARES   C SHARES    D SHARES   I SHARES     Y SHARES
Maximum sales charge (load) on
purchases                                  None        None       None        None       None         None
Maximum deferred sales charge (load)
on redemptions                             None        4.00%      1.00%       None       None         None
Redemption/Exchange Fee (as a
percentage of amount redeemed or
exchanged)                                 None        None       None        None       None         None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)                        A SHARES    B SHARES   C SHARES      D SHARES  I SHARES     Y SHARES
   Advisory Services                       0.10%       0.10%      0.10%       0.10%      0.10%        0.10%
   Operational Support                     0.10%       0.10%      0.10%       0.10%      None         0.10%
Total Management fees                      0.20%       0.20%      0.20%       0.20%      0.10%        0.20%
Distribution (12b-1) fee                   0.00%(1)    0.75%      0.75%       0.00%(1)   None         None
   Shareholder servicing fees              0.40%(2)    0.25%      0.25%       0.25%      None         None
   Other operating expenses                    %           %          %           %          %            %
Total other expenses:                          %           %          %           %          %            %
Total Fund operating expenses                  %           %          %           %          %            %



(1) There are non-compensatory 12b-1 plans for Class A and Class D Shares, which authorize payments up to 0.25% of the Fund's average daily net assets attributable to Class A and Class D Shares. To date, no payments under the 12b-1 plans have been made.


(2) The Fund has authorized payments up to 0.60% for Class A Shares. To date, shareholder servicing fees have not exceeded 0.40%.

The Fund offers six different types of shares:

CLASS A SHARES (or "Investor Shares") are offered to the public, customers of Shareholder Servicing Agents and certain securities brokers on a continuous basis with no sales charge on purchases.

CLASS B SHARES are not offered for sale but are only offered as an exchange option. See "Exchanging Your Shares."

CLASS C SHARES are primarily offered as an exchange option, see "Exchanging Your Shares," but are also available for purchase by customers of HSBC Bank USA sweep programs.


CLASS D SHARES (or "Private Investor Shares") are identical to Class A Shares, except that Class D Shares are offered to domestic private banking clients and are subject to lower operating expenses.


CLASS I SHARES are offered primarily for direct investment by institutional investors such as, corporations, foundations, municipalities and other government entities, banks and trust companies.

CLASS Y SHARES are continuously offered for sale only to customers of Shareholder Servicing Agents. At present, the only Shareholder Servicing Agents for Class Y Shares are the Fund's Investment Adviser (HSBC) and its affiliates.

The Funds' Statement of Additional Information contains more detailed discussion of the different classes of shares.

HSBC INVESTOR TAX-FREE MONEY MARKET FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

      -     $10,000 investment

      -     5% annual return




      -     no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                                 EXPENSE EXAMPLE


                      1      3
                    YEAR   YEARS
CLASS A SHARES       $       $
CLASS B SHARES

   ASSUMING
   REDEMPTION        $       $

   ASSUMING NO
   REDEMPTION        $       $
CLASS C SHARES

   ASSUMING
   REDEMPTION        $       $

   ASSUMING NO
   REDEMPTION        $       $
CLASS D SHARES       $       $
CLASS I SHARES       $       $
CLASS Y SHARES       $       $

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND
RISK/RETURN SUMMARY AND FUND EXPENSES                [LOGO]

                           HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

INVESTMENT OBJECTIVE       The investment objective of the New York Tax-Free
                           Money Market Fund is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT       The Fund seeks to achieve this investment objective
STRATEGIES                 by investing the assets of the Fund primarily in a
                           non-diversifie portfolio of short-term, high quality, tax-exempt money market instruments.

                           The Fund invests primarily in high-quality commercial paper, municipal bonds, and municipal notes, including tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes, that are exempt from federal, New York State, and New York City personal income tax.

                           The Fund may invest more than 25% of the Fund's assets in participation interests issued by banks in industrial development bonds and other Municipal Obligations if such investments meet the prescribed quality standards for the Fund (rated AA, or equivalent, or higher by a Nationally Recognized Statistical Ratings Organization or of comparable quality).

PRINCIPAL INVESTMENT       Market: The Fund's performance per share will change
RISKS                      daily based on many factors, including the quality of
                           the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

                           Interest Rate Risk: Changes in interest rates will affect the yield or value of the Fund's investments in debt securities. If interest rates rise, the value of the Fund's investments may fall. Conversely, if interest rates fall, the value of the Fund's investments may rise.

                           Concentration Risk: Because the Fund will concentrate its investments in New York obligations and may invest a significant portion of its assets in the securities of a single issuer or sector, the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

                           Credit Risk: The Fund could lose money if the issuer of a fixed income security owned by the Fund defaults on its financial obligation.

                           Historically, New York State and other issuers of New York Municipal Obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions that adversely affect these industries could affect the ability of New York and its localities to meet their financial obligations. If such difficulties arise in the future, you could lose money on your investment.

                           Tax Risk: The Fund may invest up to 20% of its assets in obligations the interest income on which is subject to federal, New York State and New York City personal income tax. In addition, dividends attributable to interest on certain municipal obligations may be included in a shareholder's alternative minimum taxable income.

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND
RISK/RETURN SUMMARY AND FUND EXPENSES                [LOGO]

The bar chart on this page shows the HSBC Investor New York
Tax-Free Money Market Fund's annual returns and how its performance has varied OR CLASS A from year to year. The bar chart assumes HARES reinvestment of dividends and distributions.

The returns for Class B, Class C, Class D, and Class Y Shares will differ from the returns for Class A Shares shown in the bar chart because of differences in expenses of each class.

                        PERFORMANCE BAR CHART AND TABLE

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES


[BAR CHART]



1995     3.46%
'96      2.94%
'97      3.06%
'98      2.83%
'99      2.43%
2000     3.34%
'01      2.05%
'02      0.77%
'03      0.40%
'04


Of course, past performance does not indicate how the Fund will perform in the Future.


Best quarter:
Worst quarter:


The table below lists the average annual total return for each class of shares for various time periods.

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2004)


                                    INCEPTION                                     SINCE
                                       DATE        1 YEAR    5 YEARS  10 YEARS  INCEPTION
CLASS A                           Nov. 17, 1994       %          %      %          %
CLASS B (WITH APPLICABLE CDSC)    Apr. 29, 1998       %          %      %          %
CLASS C (WITH APPLICABLE CDSC)    Mar. 19, 2001       %        N/A      %          %
CLASS D                           Apr. 1, 1999        %          %      %          %
CLASS Y                           July 1, 1996        %          %      %          %
LIPPER NY TAX EXEMPT MONEY
MARKET FUNDS AVERAGE                                  %          %      %          %*



As of December 31, 2004, the 7-day yields of the Fund's Class A, B, C, D, and Y shares were %, %, %, % and %, respectively. As of December 31, 2004, the 7-day tax-equivalent yields of the Fund's Class A, B, C, D, and Y shares were %, %, %, % and %, respectively. For current yield information on the Fund, call 1-800-782-8183. The New York Tax-Free Money Market Fund's yield appears in the Wall Street Journal each Thursday.

*     Since November 30, 1994.

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND
RISK/RETURN SUMMARY AND FUND EXPENSES                [LOGO]

                                                        FEES AND EXPENSES

As an investor in the HSBC Investor New York Tax-Free Money Market Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)       A SHARES   B SHARES  C SHARES   D SHARES   Y SHARES
Maximum sales charge (load) on purchases          None       None      None       None       None
Maximum deferred sales charge (load) on
redemptions                                       None       4.00%     1.00%      None       None
Redemption/Exchange Fee (as a percentage
of amount redeemed or exchanged)                  None       None      None       None       None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)   A SHARES   B SHARES  C SHARES   D SHARES   Y SHARES
    Advisory Services                             0.10%      0.10%     0.10%      0.10%      0.10%
    Operational Support                           0.05%      0.05%     0.05%      0.05%      0.05%
Total Management Fees                             0.15%      0.15%     0.15%      0.15%      0.15%
Distribution (12b-1) fee                          0.00%(1)   0.75%     0.75%      0.00%(1)    None
    Shareholder servicing fees                    0.40%(2)   0.25%     0.25%      0.25%       None
    Other operating expenses                          %          %         %          %          %
Total other expenses:                                 %          %         %          %          %
Total Fund operating expenses                         %          %         %          %          %



(1) There are non-compensatory 12b-1 plans for Class A and Class D Shares, which authorize payments up to 0.25% of the Fund's average daily net assets attributable to Class A and Class D Shares. To date, no payments under the 12b-1 plans have been made.


(2) The Fund has authorized payments up to 0.60% for Class A Shares. To date, shareholder servicing fees have not exceeded 0.40%.

The Fund offers five different types of shares:

CLASS A SHARES (or "Investor Shares") are offered to the public, customers of Shareholder Servicing Agents and certain securities brokers on a continuous basis with no sales charge on purchases.

CLASS B SHARES are not offered for sale, but are offered as an exchange option. See "Exchanging Your Shares."

CLASS C SHARES are primarily offered as an exchange option, see "Exchanging Your Shares," but are also available for purchase by customers of HSBC Bank USA sweep programs.


CLASS D SHARES (or "Private Investor Shares") are identical to Class A Shares, except that Class D Shares are offered to domestic private banking clients and are subject to lower operating expenses.


CLASS Y SHARES are continuously offered for sale only to customers of Shareholder Servicing Agents. At present, the only Shareholder Servicing Agents for Class Y are the Fund's Investment Adviser (HSBC) and its affiliates.

The Funds' Statement of Additional Information contains more detailed discussion of the different classes of shares.

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND
RISK/RETURN SUMMARY AND FUND EXPENSES                [LOGO]

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

      -     $10,000 investment

      -     5% annual return




      -     no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                                    EXAMPLE


                      1      3       5       10
                    YEAR   YEARS   YEARS    YEARS
CLASS A SHARES       $       $       $        $
CLASS B SHARES

   ASSUMING
   REDEMPTION        $       $       $        $

   ASSUMING NO
   REDEMPTION        $       $       $        $
CLASS C SHARES

   ASSUMING
   REDEMPTION        $       $       $        $

   ASSUMING NO
   REDEMPTION        $       $       $        $
CLASS D SHARES       $       $       $        $
CLASS Y SHARES       $       $       $        $

HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND
RISK/RETURN SUMMARY AND FUND EXPENSES            [LOGO]

                             HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND

INVESTMENT OBJECTIVE         The investment objective of the U.S. Treasury
                             Money Market Fund is to provide as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT         The Fund invests exclusively in different
STRATEGIES                   obligations of the U.S. Treasury which have
                             remaining maturities not exceeding thirteen months. The Fund will not invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, will not enter into loans of its portfolio securities and will not invest in repurchase agreements.

PRINCIPAL INVESTMENT         Interest Rate Risk: Risk that changes in interest
RISKS                        rates will affect the value of the Fund's
                             investments in fixed-income or debt securities.
                             Increases in interest rates may cause the value of the Fund's investments to decline.

                             Credit Risk: Risk that the issuer or guarantor of a security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that the Fund's investments will have their credit ratings downgraded.

HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND
RISK/RETURN SUMMARY AND FUND EXPENSES            [LOGO]

The bar chart on this page shows the HSBC Investor U.S. Treasury Money Market Fund's annual return. The bar chart assumes reinvestment of dividends and distributions.

The returns for Class B, Class C, Class D, Class I and Class Y Shares, will differ from the Class A returns shown in the bar chart because of differences in expenses of each class.

                         PERFORMANCE BAR CHART AND TABLE

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES


[BAR CHART]



2002     0.89%
2003     0.28
2004


Of course, past performance does not indicate how the Fund will perform in the future.


Best quarter:
Worst quarter:


The table below lists the average annual total return for each class of shares for various time periods.

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2004)


                                       INCEPTION                  SINCE
                                         DATE         1 YEAR    INCEPTION
CLASS A                              May 24, 2001         %           %
CLASS B (WITH APPLICABLE CDSC)*      N/A               N/A         N/A
CLASS C (WITH APPLICABLE CDSC)*      N/A               N/A         N/A
CLASS D                              May 14, 2001         %           %
CLASS I                              Dec. 30, 2003        %           %
CLASS Y                              May 11, 2001         %           %
LIPPER U.S. TREASURY MONEY MARKET
FUNDS AVERAGE                                             %           %**



As of December 31, 2004 the 7-day yields of the Fund's Class A, B, C, D, I, and Y Shares were %, N/A, N/A, %, N/A and %, respectively. For current yield information on the Fund, call 1-800-782-8183. The U.S. Treasury Money Market Fund's yield appears in the Wall Street Journal each Thursday.



* Average annual return and 7-day yield information is not provided because there were no Class B or C shareholders during the fiscal year and as of the date of this prospectus.


**    Since May 31, 2001.

HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND
RISK/RETURN SUMMARY AND FUND EXPENSES            [LOGO]

                                            FEES AND EXPENSES

As an investor in the U.S. Treasury Money Market Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)    A SHARES   B SHARES   C SHARES   D SHARES   I SHARES   Y SHARES
Maximum sales charge (load) on purchase        None       None       None       None       None       None
Maximum deferred sales charge (load) on
 redemptions                                   None       4.00%      1.00%      None       None       None
Redemption/Exchange Fee
(as a percentage of amount redeemed or
exchanged)                                     None       None       None       None       None       None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)                                 A SHARES   B SHARES   C SHARES   D SHARES   I SHARES   Y SHARES
   Advisory Services                           0.10%      0.10%      0.10%      0.10%      0.10%      0.10%
   Operational Support                         0.10%      0.10%      0.10%      0.10%      None       0.10%
Total Management Fees                          0.20%      0.20%      0.20%      0.20%      0.10%      0.20%
Distribution (12b-1) fee                       0.00%(1)   0.75%      0.75%      0.00%(1)   None       None
   Shareholder servicing fees                  0.40%(2)   0.25%      0.25%      0.25%      None       None
   Other operating expenses                        %          %          %          %          %          %
Total other expenses                               %          %          %          %          %          %
Total Fund operating expenses                      %          %          %          %          %          %
   Fee waiver and/or expense
   reimbursement(3)                                %          %          %          %          %          %
Net Fund operating expenses                        %          %          %          %          %          %



(1) There are non-compensatory 12b-1 Plans for Class A and Class D Shares, which authorizes payments up to 0.25% of the Fund's average daily net assets attributable to Class A and Class D Shares. To date, no payments under the 12b-1 Plans have been made.


(2) The Fund has authorized payments up to 0.60% for Class A Shares. To date, shareholder servicing fees have not exceeded 0.40%


(3) HSBC Asset Management (Americas) Inc. has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Class I Shares of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 0.20%. The expense limitation is contractual and shall be in effect until [March 1, 2006].


The Fund offers five different types of shares:

CLASS A SHARES (or "Investor Shares") are offered to the public, customers of Shareholder Servicing Agents and certain securities brokers on a continuous basis with no sales charge on purchases.

CLASS B SHARES are not offered for sale, but are offered as an exchange option. See "Exchanging your Shares."

CLASS C SHARES are not offered for sale but are only offered as an exchange option. See "Exchanging your Shares."


CLASS D SHARES (or "Private Investor Shares") are identical to Class A Shares, except that Class D Shares are offered to domestic private banking clients and are subject to lower operating expenses.


CLASS I SHARES are offered primarily for direct investment by institutional investors, such as corporations, foundations, municipalities and other governmental entities, banks, and trust companies.

CLASS Y SHARES are continuously offered for sale only to customers of Shareholder Servicing Agents. At present, the only Shareholder Servicing Agents for Class Y are the Fund's Investment Adviser ("HSBC") and its affiliates.


The Funds' Statement of Additional Information contains more detailed discussion of the different classes of shares.

HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND
RISK/RETURN SUMMARY AND FUND EXPENSES            [LOGO]

The Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

      -     $10,000 investment

      -     5% annual return




      -     no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                                 EXPENSE EXAMPLE


                      1      3       5       10
                    YEAR   YEARS   YEARS    YEARS
CLASS A SHARES       $       $       $        $
CLASS B SHARES

   ASSUMING
   REDEMPTION        $       $       $        $

   ASSUMING NO
   REDEMPTION        $       $       $        $
CLASS C SHARES

   ASSUMING
   REDEMPTION        $       $       $        $

   ASSUMING NO
   REDEMPTION        $       $       $        $
CLASS D SHARES       $       $       $        $
CLASS I SHARES       $       $       $        $
CLASS Y SHARES       $       $       $        $

HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND
RISK/RETURN SUMMARY AND FUND EXPENSES                   [LOGO]

                           HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND

INVESTMENT OBJECTIVE       The investment objective of the HSBC Investor
                           California Tax-Free Money Market Fund (the "Fund") is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal and California personal income taxes as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT       The Fund seeks to achieve this investment objective
STRATEGIES                 by investing at least 80% of the value of its assets
                           in a diversified portfolio of short-term, high quality, tax-exempt money market instruments that derive income which is exempt from both federal income tax and the income tax of California.

                           The Fund invests primarily in high-quality commercial paper, including variable amount master demand notes and asset-backed commercial paper, municipal bonds, and municipal notes ("Municipal Obligations"), including tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes, that are exempt from federal and California personal income tax ("California Municipal Obligations").

                           The Fund may invest up to 20% of the Fund's assets in participation interests issued by banks in industrial development bonds and other Municipal Obligations if such investments meet the prescribed quality standards for the Fund (rated AA, or equivalent or higher by a Nationally Recognized Statistical Ratings Organization or of comparable quality).

PRINCIPAL INVESTMENT       Market Risk: The Fund's performance per share will
RISKS                      change daily based on many factors, including the
                           quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

                           Interest Rate Risk: Changes in interest rates will affect the yield or value of the Fund's investments in debt securities. If interest rates rise, the value of the Fund's investments may fall. Conversely, if interest rates fall, the value of the Fund's investments may rise.

                           Credit Risk: The Fund could lose money if the issuer of a fixed income security owned by the Fund defaults on its financial obligation. Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so. Even the highest quality money market instrument are subject to some credit risk.

                           Liquidity Risk: The Fund could be unable to pay redemption proceeds within the time period stated in this prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

                           Banking Industry Risk: If the Fund invests more than 25% of its assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund's investments more than if the Fund's investments were not invested to such a degree in the banking industry. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND
RISK/RETURN SUMMARY AND FUND EXPENSES                   [LOGO]

                           Geographical Risk: A fund investing within a single state is, by definition, less diversified geographically than one investing across many states and therefore has greater exposure to adverse economic and political changes within that state. Historically, California and other issuers of California Municipal Obligations have experienced periods of severe recession and financial difficulty. Because a significant share of California's economy depends on business, financial services, entertainment and high-tech industries, any change in market conditions that adversely affect these industries could affect the ability of California and its localities to meet their financial obligations. If such difficulties arise in the future, you could lose money on your investment.

                           Tax Risk: The Fund may invest up to 20% of its assets in obligations the interest income on which is subject to federal and California personal income tax. In addition, dividends attributable to interest on certain Municipal Obligations may be included in a shareholder's alternative minimum taxable income.

HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND
RISK/RETURN SUMMARY AND FUND EXPENSES                   [LOGO]

The bar chart on this page shows the HSBC Investor California Tax-Free Money Market Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.

The returns for Class Y Shares will differ from the returns for Class D Shares shown in the bar chart because of differences in expenses of each class.

                         PERFORMANCE BAR CHART AND TABLE

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS D SHARES

[BAR CHART]

2003      0.53%
2004



Best quarter:
Worst quarter:


The table below lists the average annual total return for each class of shares for various time periods.

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2004)


                                       INCEPTION                    SINCE
                                          DATE         1 YEAR     INCEPTION
CLASS D                              June 17, 2002          %          %
CLASS Y                              July 18, 2002          %          %
CLASS A**                            N/A                 N/A        N/A
CLASS B (WITH APPLICABLE CDSC)**     N/A                 N/A        N/A
CLASS C (WITH APPLICABLE CDSC)**     N/A                 N/A        N/A
LIPPER CALIFORNIA TAX-EXEMPT
MONEY MARKET FUNDS AVERAGE(1)                               %          %*



As of December 31, 2004, the 7-day yields of the Fund's Class D, Y, A, B and C shares were %, %, N/A, N/A and N/A, respectively. As of December 31, 2004, the 7-day tax-equivalent yields of the Fund's Class D, Y, A, B and C shares were %, %, N/A, N/A and N/A, respectively. For current yield information on the Fund, call 1-800-782-8183. The California Tax-Free Money Market Fund's yield appears in the Wall Street Journal each Thursday.


*     Since June 30, 2002.


** Average annual return and 7-day yield information is not provided because there were no Class B or C shareholders during the fiscal year and as of the date of this Prospectus.


(1) [The Lipper California Tax-Free Money Market Funds Average of managed funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. Intend to keep a constant net asset value. Lipper is an independent mutual fund performance monitor whose results are based on total return. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities. The Lipper California Tax-Free Money Market Funds Average return was calculated by using the closest possible date to the Fund's inception.]

HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND
RISK/RETURN SUMMARY AND FUND EXPENSES                   [LOGO]

                                                   FEES AND EXPENSES


As an investor in the California Tax-Free Money Market Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)       A SHARES     B SHARES     C SHARES     D SHARES     Y SHARES
Maximum sales charge (load) on purchases          None         None         None         None         None
Maximum deferred sales charge (load) on
redemptions                                       None         4.00%        1.00%        None         None
Redemption/Exchange Fee (as a percentage of
amount redeemed or exchange)                      None         None         None         None         None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)     A SHARES    B SHARES    C SHARES    D SHARES    Y SHARES
     Advisory Services                              0.10%      0.10%        0.10%       0.10%      0.10%
     Operational Support                            0.10%      0.10%        0.10%       0.10%      0.10%
Total Management Fees                               0.20%      0.20%        0.20%       0.20%      0.20%
Distribution (12b-1) fee                            0.00%(1)   0.75%        0.75%       0.00%(1)    None
     Shareholder servicing fees                     0.40%      0.25%        0.25%       0.25%       None
     Other operating expenses                           %          %            %           %          %
 Total other expenses                                   %          %            %           %          %
 Total Fund operating expenses                          %          %            %           %          %
     Fee waivers and expense                                                                %
     reimbursement(2)                                   %          %            %                      %
 Net Fund operating expenses                            %          %            %           %          %



(1) There are non-compensatory 12b-1 plans for Class A and Class D Shares, which authorizes payments up to 0.25% of the Fund's assets attributable to Class A and Class D Shares. To date, no payments under the 12b-1 Plan have been made.



(2) HSBC Asset Management (Americas) Inc. has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 0.80% for Class A Shares, 1.40% for Class B Shares, 1.40% for Class C Shares, 0.65% for Class D Shares and 0.40% for Class Y Shares. The expense limitation is contractual and shall be in effect until [March 1, 2006].


The Fund offers five different types of shares:

CLASS A SHARES (or "Investor Shares") are offered to the public, customers of Shareholder Servicing Agents and certain securities brokers on a continuous basis with no sales charge on purchases.

CLASS B SHARES are not offered for sale, but are offered as an exchange option. See "Exchanging Your Shares."

CLASS C SHARES are primarily offered as an exchange option, (see "Exchanging Your Shares"), but are also available for purchase by customers of HSBC Bank USA sweep programs.


CLASS D SHARES (or "Private Investor Shares") are identical to Class A Shares, except that Class D Shares are offered to domestic private banking clients and are subject to lower operating expenses.



CLASS Y SHARES are continuously offered for sale only to customers of Shareholder Servicing Agents. At present, the only Shareholder Servicing Agents for Class Y Shares are affiliates of the Fund's Investment Adviser and its affiliates.

The Funds' Statement of Additional Information contains more detailed discussion of the different classes of shares.

HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND    [LOGO]
RISK/RETURN SUMMARY AND FUND EXPENSES

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

-     $10,000 investment

-     5% annual return




-     no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                                    EXAMPLE


                     1      3       5       10
                   YEAR   YEARS   YEARS   YEARS
CLASS A SHARES      $       $       $       $

CLASS B SHARES
   ASSUMING
   REDEMPTION       $       $       $       $
   ASSUMING NO
   REDEMPTION       $       $       $       $

CLASS C SHARES
   ASSUMING
   REDEMPTION       $       $       $       $
   ASSUMING NO
   REDEMPTION       $       $       $       $

CLASS D SHARES      $       $       $       $

CLASS Y SHARES      $       $       $       $


INVESTMENT OBJECTIVES, STRATEGIES AND RISKS     [LOGO]

                         HSBC INVESTOR MONEY MARKET FUND

TICKER           CLASS A: REAXX         CLASS B: HSMXX        CLASS C: HMMXX

SYMBOLS:         CLASS D: HIMXX         CLASS I: HSIXX        CLASS Y: RMYXX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Money Market Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

The Money Market Fund seeks to achieve this investment objective by investing in a portfolio of the highest quality debt obligations with maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less, and repurchase agreements with respect to these types of obligations. Highest quality instruments are securities rated at the time of acquisition in the highest short-term category (i.e., A-1/P-1) by at least two nationally recognized rating services (or, if only one rating service has rated the security, by that service) or, if the security is unrated, judged to be equivalent quality by the Adviser. The Fund primarily invests in bank certificates of deposit, time deposits, bankers' acceptances, prime commercial paper, corporate obligations and U.S. government securities.

Consistent with its investment objective, the Money Market Fund:

      - will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends.

      - will invest to take advantage of temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market.

      - may invest without limit in commercial paper of foreign issuers and in bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks or by foreign branches of U.S. banks.

      - may invest without limit in the banking industry when, in the opinion of the Fund's investment adviser, the yield, marketability and availability of investments meeting the Fund's quality standards in such industry justify any additional risks associated with the concentration of the Fund's assets in the industries.

      - may lend securities to brokers, dealers, banks, and other financial institutions for the purpose of realizing additional income.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS     [LOGO]

                       HSBC INVESTOR CASH MANAGEMENT FUND


TICKER



SYMBOLS:


INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Cash Management Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

The Cash Management Fund seeks to achieve this investment objective by investing in a portfolio of the highest quality debt obligations with maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less, and repurchase agreements with respect to these types of obligations. Highest quality instruments are securities rated at the time of acquisition in the highest short-term category (i.e., A-1/P-1) by at least two nationally recognized rating services (or, if only one rating service has rated the security, by that service) or, if the security is unrated, judged to be equivalent quality by the Adviser. The Fund primarily invests in bank certificates of deposit, bankers' acceptances, prime commercial paper, corporate obligations and U.S. government securities.

Consistent with its investment objective, the Cash Management Fund:

      - will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends.

      - will invest to take advantage of temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market.

      - may invest without limit in commercial paper of foreign issuers and in bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks or by foreign branches of U.S. banks.

      - may invest without limit in the banking industry when, in the opinion of the Fund's investment adviser, the yield, marketability and availability of investments meeting the Fund's quality standards in such industry justify any additional risks associated with the concentration of the Fund's assets in the industries.

      - may lend securities to brokers, dealers, banks, and other financial institutions for the purpose of realizing additional income.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS     [LOGO]

                 HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND

TICKER         CLASS A: FTRXX         CLASS B: HUBXX         CLASS C: HUMXX

SYMBOLS:       CLASS D: HGDXX         CLASS I: HGIXX         CLASS Y:  RGYXX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the U.S. Government Money Market Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

The U.S. Government Money Market Fund seeks to achieve this investment objective by investing at least 80% of the assets of the Fund in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities with maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less, and repurchase agreements with respect to these types of obligations.

Consistent with its investment objective, the U.S. Government Money Market Fund will invest in:

      -     issues of the U.S. Treasury, such as bills, notes and bonds.

      - issues of U.S. Government agencies and instrumentalities established under the authority of an Act of Congress, including obligations:

            - supported by the "full faith and credit" of the United States (e.g., obligations guaranteed by the Export-Import Bank of the United States).

            - supported by the right of the issuer to borrow from the U.S. Treasury (e.g., obligations of the Federal National Mortgage Association).

            - supported only by the credit of the agency or instrumentality (e.g., obligations of the Student Loan Marketing Association).

            - may lend securities to brokers, dealers, banks, and other financial institutions for the purpose of realizing additional income.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS     [LOGO]

                    HSBC INVESTOR TAX-FREE MONEY MARKET FUND

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Tax-Free Money Market Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from federal income tax consistent with the preservation of capital.

The Tax-Free Money Market Fund seeks to achieve this investment objective by investing in a portfolio of the highest quality short term money market instruments with maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less. The Fund primarily invests in municipal obligations, the interest on which is exempt from regular federal income tax. The Fund may also invest in variable securities, which have variable interest rates or other features that give them the financial characteristics of short-term debt.

Consistent with its investment objective, the Tax-Free Money Market Fund:

      -     will invest at least 80% of its assets in tax-exempt obligations.

      - will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends.

      - will invest to take advantage of temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market.


      - may invest up to 20% of its assets in obligations the interest income of which is subject to federal income tax.


      - may lend securities to brokers, dealers, banks, and other financial institutions for the purpose of realizing additional income.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS     [LOGO]

                HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

TICKER            CLASS A: RNTXX       CLASS B: HNBXX        CLASS C: HNCXX
SYMBOLS:          CLASS D: HNYXX       CLASS Y: RYYXX

      INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the New York Tax-Free Money Market Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

The New York Tax-Free Money Market Fund seeks to achieve this investment objective by investing the assets of the Fund primarily in a non-diversified portfolio of short-term, high quality, tax-exempt money market instruments with maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less.

The Fund will primarily invest in municipal bonds, notes and commercial paper issued by or on behalf of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and in participation interests issued by banks, insurance companies or other financial institutions with respect to these types of obligations.

Consistent with its investment objective, the New York Tax-Free Money Market
Fund:

      - will invest at least 80% of its assets in tax-exempt obligations and at least 80% of the Fund's assets in New York Municipal Obligations (however, market conditions may from time to time limit the availability of these obligations).


      - may invest up to 20% of the Fund's assets in obligations the interest income of which is subject to federal, New York State, and New York City personal income tax.


      - may invest in taxable securities (such as U.S. Government obligations or certificates of deposit of domestic banks), but only if such securities are of comparable quality and credit risk with the Municipal Obligations described above.

      - may invest more than 25% of the Fund's assets in participation interests issued by banks in industrial development bonds and other Municipal Obligations if such investments meet the prescribed quality standards for the Fund.

      - may acquire stand-by commitments from banks with respect to municipal obligations purchased on behalf of the Fund. The Fund intends to acquire the stand-by commitments to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

      - may lend securities to brokers, dealers, banks, and other financial institutions for the purpose of realizing additional income.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS     [LOGO]

                  HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND

TICKER          CLASS A: HWAXX       CLASS B: HTBXX        CLASS C: HUCXX
SYMBOLS:        CLASS D: HTDXX       CLASS I: HBIXX        CLASS Y: HTYXX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the U.S. Treasury Money Market Fund is to provide as high a level of current income as is consistent with preservation of capital and liquidity.

The Fund invests exclusively in direct obligations of the United States Treasury which have remaining maturities not exceeding thirteen months. The United States Treasury issues various types of marketable securities consisting of bills, notes, bonds and other debt securities.

Consistent with its investment objective, the U.S. Treasury Money Market Fund:

      -     will invest exclusively in different obligations of the U.S.
            Treasury.

      - will not invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.

      -     will not enter into loans of its portfolio securities.

      -     will not invest in repurchase agreements.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS     [LOGO]

               HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND

TICKER           CLASS A: HCAXX         CLASS B: HCBXX        CLASS C: HCCXX
SYMBOLS:         CLASS D: HCDXX         CLASS Y: HCYXX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


The investment objective of the California Tax-Free Money Market Fund is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal and California personal income taxes as is consistent with the preservation of capital.


The Fund seeks to achieve this investment objective by investing at least 80% of the value of its assets in a diversified portfolio of short-term, high quality, tax-exempt money market instruments that derive income which is exempt from both federal income tax and the income tax of California.

The Fund will primarily invest in municipal bonds, notes and commercial paper (including variable amount master demand notes and asset-backed commercial paper) issued by or on behalf of the State of California and its authorities, agencies, instrumentalities and political subdivisions, and in participation interests issued by banks, insurance companies or other financial institutions with respect to these types of obligations.

Consistent with the Fund's investment objectives, the Fund:

      - will invest 80% of its assets in tax-exempt obligations, and at least 80% of the Fund's assets in California Municipal Obligations (however, market conditions may from time to time limit the availability of these obligations).


      - may invest up to 20% of its assets in obligations the interest income of which is subject to federal and California personal income tax.


      - may invest in taxable securities (such as U.S. Government obligations or certificates of deposit of domestic banks), but only if such securities are of comparable quality and credit risk as the Municipal Obligations described above.

      - may invest up to 20% of its assets in participation interests issued by banks in industrial development bonds and other Municipal Obligations if such investments meet the prescribed quality standards for the Fund.

      - may acquire stand-by commitments from banks with respect to Municipal Obligations purchased on behalf of the Fund. The Fund intends to acquire the stand-by commitments to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

      - may lend securities to brokers, dealers, banks, and other financial institutions for the purpose of realizing additional income.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS     [LOGO]

GENERAL RISK FACTORS: ALL MONEY MARKET FUNDS


The Funds expect to maintain a net asset value of $1.00 per share, but there is no assurance that the Funds will be able to do so on a continuous basis. The Funds' performance per share will change daily based on many factors, including the quality of the instruments in each Fund's investment portfolio, national and international economic conditions and general market conditions. The Funds also face interest rate risk that could change the value of your investment. The Funds may invest in short-term securities that, when interest rates decline, affect the Funds' yields as these securities mature or are sold and the Funds purchase new short-term securities with lower yields. Generally, when interest rates increase, the value of debt instruments that the Funds may own will decrease in value.


An investment in the Funds is neither insured nor guaranteed by the U.S. Government. Shares of a Fund are not deposits or obligations of, or guaranteed or endorsed by, HSBC or any other bank, and the Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

As a money market fund, the Fund must meet the requirements of Rule 2a-7 of the Investment Company Act of 1940. This Rule imposes strict requirements on the investment quality, maturity, and diversification of the Fund's investments. Under Rule 2a-7, the Fund's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

There can be no assurance that the investment objectives of each Fund will be achieved. In addition, each Fund's investment policies, as well as the relatively short maturity of obligations purchased by the Funds, may result in frequent changes in each Fund's portfolio, which may give rise to taxable gains and reduce investment returns.

The Funds may also be subject to credit risks. The Funds could lose money if the issuer of a security owned by the Fund is unable to meet its financial obligations.

Except for the U.S. Treasury Money Market Fund, in order to generate additional income, the Funds may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

Regarding certain federal agency securities or government sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government sponsored agencies), you should be aware that although the issuer may be chartered or sponsored by Acts or Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor insured by the United States Treasury. This risk does not apply to the U.S. Treasury Money Market Fund which does not invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS     [LOGO]

SPECIFIC RISK FACTORS: MONEY MARKET FUND, CASH MANAGEMENT FUND

The Money Market Fund and Cash Management Fund may invest in U.S. dollar-denominated foreign securities. Foreign investments subject a Fund to investment risks different from those associated with domestic investments. Foreign investments may be riskier than U.S. investments because of unstable international political and economic conditions, foreign controls on investment, withholding taxes, or a lack of adequate company information or government regulation.

SPECIFIC RISK FACTORS: NEW YORK TAX-FREE MONEY MARKET FUND

Because this Fund will concentrate its investments in New York and may concentrate a significant portion of its assets in the securities of a single issuer or sector, investment in this Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York Municipal Obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions that adversely affect these industries could affect the ability of New York and its localities to meet its financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City, which has required and continues to require significant financial assistance from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment.

The purchase of participation interests may involve the risk that the Fund will not be deemed to be the owner of the underlying Municipal Obligation for purposes of the ability to claim tax exemption of interest paid thereon.

The Fund may invest to a limited degree in stand-by commitments. Stand-by commitments are also subject to certain risks, which include the ability of the issuer to pay when the commitment is exercised, the fact that the commitment is not marketable, and the fact that the maturity of the underlying obligation generally differs from that of the commitment.

While the interest on bonds issued to finance essential state and local government operations is generally exempt from federal income tax, dividends attributable to interest on certain municipal bonds may be treated as a tax preference item for purposes of the alternative minimum tax. Such dividends may result in (or may increase) shareholder liability for the alternative minimum tax.

SPECIFIC RISK FACTORS: CALIFORNIA TAX-FREE MONEY MARKET FUND

Because the Fund will concentrate its investments in California, investment in the Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Specifically, the Fund can be affected by political and economic developments within the State of California, and by the financial condition of the state, its public authorities and political subdivisions. These factors, among others, could reduce the credit standing of certain issuers of California municipal obligations. A more detailed discussion of the risks of investing in California is included in the Statement of Additional Information.

SPECIFIC RISK FACTORS: MONEY MARKET, CASH MANAGEMENT FUND, U.S. GOVERNMENT MONEY MARKET FUND, TAX-FREE MONEY MARKET FUND, NEW YORK TAX-FREE MONEY MARKET FUND, CALIFORNIA TAX-FREE MONEY MARKET FUND

In order to generate additional income, the Funds may lend portfolio securities in an amount up to 331/3% of Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

PORTFOLIO HOLDINGS



A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information and on the Funds' website at www.investorfunds.hsbc.com. To request a copy of the Funds' Statement of Additional Information, please refer to the back cover of this prospectus.

FUND MANAGEMENT   [LOGO]

                             THE INVESTMENT ADVISER


HSBC Asset Management (Americas) Inc. (the "Adviser"), 452 Fifth Avenue, New York, New York, 10018, is the investment adviser for the Funds, pursuant to an Investment Advisory contract with the HSBC Investor Funds (the "Trust"). The Adviser is a wholly-owned subsidiary of HSBC Bank USA, National Association a New York State chartered bank, which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company, (collectively "HSBC"). HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. As of December 31, 2004, HSBC managed $__ billion in assets in the HSBC Investor Family of Funds.


Through its portfolio management team, the Adviser makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs pursuant to an Investment Advisory Agreement. The Adviser also provides operational support services to the Funds pursuant to an Operational Support Services Agreement.*

The Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission that allows the Adviser to implement new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees, but without shareholder approval.

For these advisory services, the Adviser was paid aggregate fees as follows:


                                                PERCENTAGE OF
                                             AVERAGE NET ASSETS
                                              AS OF 10/31/2004*
                                             ------------------
MONEY MARKET FUND                                   0.20%
U.S. GOVERNMENT MONEY MARKET FUND                   0.20%
NEW YORK TAX-FREE MONEY MARKET FUND                 0.15%
U.S. TREASURY MONEY MARKET FUND                     0.20%
CALIFORNIA TAX-FREE MONEY MARKET FUND               0.20%


----------
* Prior to December 12, 2001, the advisory and operational support services were both provided under the Investment Advisory Agreement. The advisory fees stated above are based on the value of the assets in the Funds.


The Cash Management Fund and the Tax-Free Money Market Fund have been in operation for less than a full fiscal year. The Adviser is entitled to a fee from the Cash Management Fund and the Tax-Free Money Market Fund at the annual rates of 0.10% of the respective Fund's average daily net assets. The Adviser is also entitled to a fee from Cash Management Fund and the Tax-Free Money Market Fund at the annual rate of 0.10% of the respective Fund's average daily net assets for services rendered pursuant to the Operational Support Services Agreement.


                        THE DISTRIBUTOR AND ADMINISTRATOR

BISYS Fund Services ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Fund's administrator (the "Administrator"). Management and administrative services of BISYS include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.


For these services and facilities, BISYS receives from the Funds fees payable monthly at an annual rate of 0.075% of the first $8 billion of the Fund's average daily net assets; 0.07% of the next $1.25 billion; 0.05% of the next $2.75 billion of such assets; and 0.03% of such assets in excess of $12 billion.



BISYS also serves as the distributor (the "Distributor") of the Funds' shares. BISYS may provide financial assistance to the Funds in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

The Funds' Statement of Additional Information has more detailed information about the Adviser, Distributor, Administrator, and other service providers.

SHAREHOLDER INFORMATION  [LOGO]

                             PRICING OF FUND SHARES


                                    MONEY MARKET FUNDS
HOW NAV IS CALCULATED
The NAV for each class of           The net asset value per share (NAV) of the
shares is calculated by             Funds (collectively, the "Money Market
dividing the total value of a       Funds" or "Funds") is determined daily on
Fund's investments and other        each day on which U.S. bond markets are open
assets attributable to a            for trading (a "Money Market Business Day").
class, less any liabilities         The NAV is determined at 5:00 p.m. Eastern
attributable to that class,         Time for the HSBC Investor Money Market Fund
by the total number of              and the HSBC Investor Cash Management Fund,
outstanding shares of that          at 3:00 p.m. Eastern Time for the HSBC
class:                              Investor U.S. Government Money Market Fund
                                    and the HSBC Investor U.S. Treasury Money
                                    Market Fund, and at 12:00 noon Eastern Time for the HSBC Investor Tax-Free Money Market
                                    Fund, the HSBC Investor New York Tax-Free
                                    Money Market Fund and the HSBC Investor
                                    California Tax-Free Money Market Fund.


                                   The Funds value their securities at their
          NAV =                    amortized cost. This method involves valuing
Total Assets - Liabilities         an instrument at its cost and thereafter
--------------------------         applying a constant amortization to maturity
     Number of Shares              of any discount or premium, regardless of
       Outstanding                 the impact of fluctuating interest rates on
                                   the market value of the investment.

                                    Shares of any Fund purchased on a Money
                                    Market Business Day prior to determination of the NAV for that Fund will receive the dividend declared for the Fund on that Money Market Business Day. Orders for any Fund effected on a Money Market Business Day after the NAV determination for that Fund will become effective at the NAV determined on the next Money Market Business Day, and will start earning dividends on that Money Market Business Day.

                                    If you sell Class B Shares or Class C
                                    Shares, a contingent deferred sales load may apply, which would reduce the amount of money paid to you by the Fund, as noted in the section on "Distribution
                                    Arrangements/Sales Charges."

PURCHASING AND ADDING TO YOUR SHARES


You may purchase shares of the Funds through the Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.


Orders received by an investment representative that has been authorized to accept orders on the Trust's behalf prior to the time each Fund determines its NAV will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each investment representative's agreement with the Trust permits the investment representative to transmit orders received by the investment representative prior to the time each Fund determines its NAV to the Trust after that time and allows those orders to be executed at the closing share price determined on the day the order was received by the investment representative.


DELIVERY OF SHAREHOLDER DOCUMENTS

In an effort to reduce the cost associated with the printing and mailing of prospectuses and annual reports as well as reduce the likelihood of our shareholders receiving duplicative mailings, the Funds intend to mail only one prospectus and shareholder report to shareholders having the same last name and residing at a common address. If you wish to receive separate copies of the prospectuses and shareholder reports, please contact your Financial Advisor or Account Officer at the institution where you have your account.



If you are a client of HSBC Securities (USA) Inc. please send your request to the address below:



HSBC Securities Mutual Funds
452 Fifth Avenue - 2nd Floor
New York, New York 10018



If your account is direct with the Fund, please mail your request to the address below:



HSBC Investor Funds
P.O. Box 182845
Columbus, Ohio 43218-2845



The Funds will begin sending you individual copies thirty days after receiving your request.



If you have any questions regarding the delivery of Shareholder documents, please call 1-888-525-5757.

SHAREHOLDER INFORMATION  [LOGO]

                      PURCHASING AND ADDING TO YOUR SHARES

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders, traveler's checks and credit card convenience checks are not accepted. Bank starter checks will not be accepted for initial purchases.

A Fund may waive its minimum purchase requirement, and the Distributor may reject a purchase order if the Distributor considers it in the best interest of the Fund and its shareholders.

Class B Shares of the Funds are not offered for sale, but are offered as an exchange option for Class B Shareholders of the Trust's other investment portfolios.


Class C Shares are primarily offered as an exchange option, see "Exchanging Your Shares," but are also available for purchase by customers of HSBC Bank USA, National Association sweep programs.


ACCOUNT TYPE                MINIMUM
CLASS A AND                 INITIAL         MINIMUM
CLASS D SHARES            INVESTMENT       SUBSEQUENT
--------------           ------------     -----------
Regular
(non-retirement)         $      1,000     $       100
                         ------------     -----------
Retirement (IRA)         $        250     $       100
                         ------------     -----------
Automatic
Investment Plan          $        250     $        25
                         ------------     -----------
CLASS I SHARES           $ 25,000,000     $ 1,000,000
                         ------------     -----------
CLASS Y SHARES*          $  1,000,000     $       N/A
                         ------------     -----------

* HSBC clients that maintain an investment management account are not subject to the minimum initial investment requirements.

AVOID 28% TAX WITHHOLDING

The Funds are required to withhold 28% (in 2004) of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Funds with their certified taxpayer identification number in compliance with IRS rules, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. To avoid tax withholding, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT
BY REGULAR MAIL OR BY OVERNIGHT SERVICE

Initial Investment:

If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1. Carefully read, complete, and sign the account application. Establishing your account privileges now saves you the inconvenience of having to add them later.


2. Make your check payable to "HSBC Investor Funds" and include the name of the appropriate Fund(s) on the check.



3. Mail to: HSBC Investor Funds, P.O. Box 182845, Columbus, Ohio 43218-2845. Subsequent Investment:


      1. Use the investment slip attached to your account statement. Or, if unavailable,

      2.    Include the following information in writing:

            -     Fund name

            -     Share class

            -     Amount invested

            -     Account name

            -     Account number

      3.    Mail to: HSBC Investor Funds, P.O. Box 182845, Columbus, Ohio
            43218-2845.

ELECTRONIC VS. WIRE TRANSFER

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.

SHAREHOLDER INFORMATION  [LOGO]

                      PURCHASING AND ADDING TO YOUR SHARES
                      CONTINUED

ELECTRONIC PURCHASES

Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. Your bank or broker may charge for this service.

Select the electronic purchase option on your account application or call 1-800-782-8183. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-782-8183 to arrange a transfer from your bank account.

BY WIRE TRANSFER

For information on how to request a wire transfer, call 1-800-782-8183.

AUTOMATIC INVESTMENT PLAN

You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you've invested the $250 minimum required to open the account.

To invest regularly from your bank account:

Complete the Automatic Investment Plan portion on your Account Application.

Make sure you note:

      -     Your bank name, address and account number

      -     The amount you wish to invest automatically (minimum $25)

      - How often you want to invest (every month, 4 times a year, twice a year or once a year)

      -     Attach a voided personal check.

To invest regularly from your paycheck or government check: Call 1-800-782-8183 for an enrollment form.

DIRECTED DIVIDEND OPTION


By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in the Fund or reinvested in another HSBC Investor Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time by calling 1-800-782-8183.


CUSTOMER IDENTIFICATION INFORMATION


To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on U.S. Government lists of known or suspected terrorists and terrorist organizations.


As a result, the Funds must obtain the following information for each person that opens a new account:

      -     Name;

      -     Date of birth (for individuals);

      - Residential or business street address (although post office boxes are still permitted for mailing); and

      - Social security number, taxpayer identification number, or other identifying number.

SHAREHOLDER INFORMATION  [LOGO]

                      PURCHASING AND ADDING TO YOUR SHARES
                      CONTINUED

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. To minimize harm to the Funds and their shareholders, we reserve the right to reject, in our sole discretion, any purchase order (including an exchange from another fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.


MARKET TIMING



In accordance with policies and procedures adopted by the Board of Trustees, the Funds discourage market timing and other excessive trading practices. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders.



To deter market timing, certain HSBC Investor Funds impose redemption fees on shares sold or exchanged within thirty days of purchase. The redemption fees are in addition to any applicable contingent deferred sales charges. Because money market funds are designed to accommodate frequent trading, the redemption fee will not be assessed on sales of shares or exchanges out of the Funds. Redemption fees are also not charged on specified types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans.



The Funds and the Adviser reserve the right to reject or restrict purchase or exchange requests from any investor and also reserve the right to close any account in which a pattern of excessive trading has been identified.



The Funds cannot guarantee that they will detect every market timer due to the limitations inherent in their technological systems. In addition, although the Funds will attempt to assess the redemption fee on all applicable redemptions, the Funds cannot guarantee that it will succeed in doing so. Certain omnibus accounts or retirement plans may be unable or unwilling to collect the redemption fee from their underlying accounts. The Funds will apply its policies and procedures consistently to all Fund shareholders and no waivers of the provisions of the policies established to deter market timing and other excessive trading activity are permitted that would harm the Funds or their shareholders or would subordinate the interests of the Funds or their shareholders to those of the Adviser or any affiliated person or associated person of the Adviser. The Funds reserve the right to modify their policies and procedures at any time without prior notice as the Funds deem necessary in their sole discretion to be in the best interests of Fund shareholders, or to comply with state or Federal legal requirements.

DIVIDENDS AND DISTRIBUTIONS

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Class A Shares than for Class B and Class C Shares, because Class A Shares have lower operating expenses. Class D Shares receive a higher dividend than Class A Shares because Class D Shares have lower operating expenses. Class I Shares and Class Y Shares receive the highest dividends because they have the lowest operating expenses. Capital gains are distributed at least annually.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution, which may be taxable.

SHAREHOLDER INFORMATION  [LOGO]

                               SELLING YOUR SHARES

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is accepted in proper form by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See section on "Selling Your Shares."

WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

CONTINGENT DEFERRED SALES CHARGE

When you sell Class B or Class C Shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the sections on "Distribution Arrangements/Sales Charges" and "Exchanging Your Shares" for details.

INSTRUCTIONS FOR SELLING SHARES

If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

BY TELEPHONE

(unless you have declined telephone sales privileges)

      1. Call 1-800-782-8183 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See "Selling Your Shares--Verifying Telephone Redemptions")

BY MAIL OR OVERNIGHT SERVICE

(See "Selling Your Shares--Redemptions in Writing Required")

      1. Call 1-800-782-8183 to request redemption forms or write a letter of instruction indicating:

            -     your Fund and account number

            -     amount you wish to redeem

            -     address where your check should be sent

            -     account owner signature

      2.    Mail to: HSBC Investor Funds, P.O. Box 182845, Columbus, Ohio
            43218-2845.

WIRE TRANSFER


You must select this option on your account application.

Call 1-800-782-8183 to request a wire transfer.
If you call by the cut-off time for redemptions (5:00 p.m. Eastern time for the HSBC Investor Money Market Fund and the HSBC Investor Cash Management Fund, 3:00 p.m. for the HSBC Investor U.S. Government Money Market Fund and the HSBC Investor U.S. Treasury Money Market Fund, and 12:00 noon for the HSBC Investor Tax-Free Money Market Fund, the HSBC Investor New York Tax-Free Money Market Fund and the HSBC Investor California Tax-Free Money Market Fund), your payment will normally be wired to your bank on the same business day. Otherwise, it will be wired on the following business day.
The Fund may charge a wire transfer fee.

NOTE: Your financial institution may also charge a separate fee.

ELECTRONIC REDEMPTIONS

Call 1-800-782-8183 to request an electronic redemption.
Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.
If you call by 4:00 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.

Your bank may charge for this service.

SHAREHOLDER INFORMATION  [LOGO]

                               SELLING YOUR SHARES
                               CONTINUED

SYSTEMATIC WITHDRAWAL PLAN

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:

      - Make sure you've checked the appropriate box on the Account Application, or call 1-800-782-8183.

      -     Include a voided personal check.

      - Your account must have a value of $10,000 or more to start withdrawals.

      - If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

CHECK REDEMPTION SERVICE

You may write checks in amounts of $250 or more on your account in the Money Market Funds. To obtain checks, complete the signature card section of the Account Application or contact the Funds to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30-days written notice. You may not close your Money Market Fund account by writing a check.

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing in the following situations:

1.    Redemptions from Individual Retirement Accounts ("IRAs").

2. Redemption requests requiring a signature guarantee, which include any of the following:

      -     Your account address has changed within the last 15 business days;

      -     The check is not being mailed to the address on your account;

      -     The check is not being made payable to the owner of the account;

      - The redemption proceeds are being transferred to another Fund account with a different registration; or

      - The redemption proceeds are being wired to bank instructions currently not on your account.

You must obtain a signature guarantee from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations that must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

VERIFYING TELEPHONE REDEMPTIONS

The Funds make every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.


REDEMPTIONS WITHIN 15 DAYS OF INITIAL OR SUBSEQUENT INVESTMENT



When you have made your initial or subsequent investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days).



DELAY IN PAYMENT OF REDEMPTION PROCEEDS


Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

REDEMPTION PROCEEDS

Redemption proceeds are generally paid in cash, but the Funds reserve the right to pay all or part of any redemption proceeds in kind, that is, in securities with a market value equal to the redemption price. If the Funds make a payment in securities, the securities will be valued in the same manner as

SHAREHOLDER INFORMATION  [LOGO]

                               SELLING YOUR SHARES
                               CONTINUED

NAV is calculated. The Funds may provide these securities in lieu of cash without prior notice. You would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains you may realize from the sale, or from the sale of securities you receive.

SUSPENSION OF REDEMPTIONS

The Funds may suspend the right of redemption and postpone for more than seven days the date of payment upon redemption: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the SEC may permit.

CLOSING OF SMALL ACCOUNTS

If your account falls below $50 due to redemptions, the Fund may ask you to increase your balance. If it is still below $50 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.


UNDELIVERABLE DISTRIBUTION CHECKS



For any shareholder who chooses to receive distributions in cash, if distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account may be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

SHAREHOLDER INFORMATION  [LOGO]

                     DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds.

                   CLASS A SHARES        CLASS C SHARES     CLASS D SHARES        CLASS I SHARES        CLASS Y SHARES
Sales Charge     No front-end sales    No front-end        No front-end         No front-end          No front-end
(Load)           Charge.               sales charge. A     sales charge.        sales charge.         sales charge.
                                       contingent
                                       deferred sales
                                       charge (CDSC) may
                                       be imposed on
                                       shares redeemed
                                       within one year
                                       after purchase.

Distribution     Subject to annual     Subject to          Subject to           No distribution       No distribution
(12b-1) and      combined              combined annual     Sombined annual      or service fees.      or service fees.
Service Fees     distribution and      distribution and    distribution and
                 shareholder           shareholder         shareholder
                 servicing fees of     servicing fees of   servicing fees
                 up to 0.85% of the    up to 1.00%         uf up to 0.50%
                 Fuund's total         annually of the     of the Fund's
                 Assets.               Fund's average      total assets.
                                       daily net assets.

Fund Expenses    Lower annual          Higher annual       Lower annual         Lower annual          Lower annual
                 expenses than         Class expenses      expenses than        expenses than         expenses than
                 Class B or C          than A, D, I, or    Class Class A, B     Class A, B, C,        Class A, B, C,
                 shares.               Y shares.           or C shares.         D, or Y shares.       or D shares.

CLASS B SHARES

Class B Shares are not being sold, but are offered as an exchange option for Class B shareholders of other funds in the HSBC Investor Family of Funds who wish to exchange some or all of those shares for Class B Shares of the Money Market Funds. Although Class B Shares are not subject to a sales charge when a shareholder exchanges Class B Shares of another Trust portfolio, they may be subject to a contingent deferred sales charge (CDSC) when redeemed. See "Exchanging Your Shares". In addition, Class B Shares are subject to an aggregate annual distribution and shareholder servicing fees of up to 1.00% of the Funds' assets. Shareholders of Class B Shares pay higher annual expenses than shareholders of Class A Shares, Class D Shares, Class I Shares, and Class Y Shares.

CLASS C SHARES


Class C Shares are primarily offered as an exchange option for Class C shareholders of other funds in the HSBC Investor Family of Funds who wish to exchange some or all of those shares for Class C Shares of the Money Market Funds. Customers of HSBC Bank USA, National Association sweep programs are able to purchase Class C shares of the Money Market Funds.


DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES

The Funds have adopted Distribution ("12b-1") plans for Class A, Class B, Class C and Class D Shares. 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds' shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will decrease the return on your investment.

SHAREHOLDER INFORMATION  [LOGO]

                     DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                     CONTINUED

      -     The 12b-1 fees vary by share class as follows:

            - Class A Shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the applicable Fund.

            - Class B and Class C Shares pay a 12b-1 fee of up to 0.75% of the average daily net assets of the applicable Fund. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares, Class D Shares, and Class Y Shares.

            - Class D Shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the applicable Fund.

            -     Class I Shares and Class Y Shares do not pay a 12b-1 fee.

      - The higher 12b-1 fees on Class B and Class C Shares, together with the CDSC, help the Distributor sell Class B and Class C Shares without an "up-front" sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

      - In addition to the 12b-1 fees, Class A Shares are subject to a shareholder servicing fee of up to 0.60%. Class B, Class C and Class D Shares are subject to a shareholder servicing fee of up to 0.25%.

      - The aggregate of the 12b-1 fees and shareholder servicing fees will not exceed 0.85% for the Class A Shares, 1.00% for the Class B and Class C Shares, and 0.50% for Class D Shares.

Long-term Class B and Class C shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and service fees.

CLASS B SHARES


Investors purchasing shares of the Funds will ordinarily purchase either Class A Shares, Class D Shares, Class I Shares, or Class Y Shares. Class C Shares of the Money Market Funds are available for purchase by customers of HSBC Bank USA, National Association sweep programs. Investors will only receive Class B Shares by exchanging the Class B Shares of other HSBC Investor Funds. If you exchange shares of other HSBC Investor Funds for shares of the Funds and wish to sell your shares, Class B Shares may be subject to a contingent deferred sales charge ("CDSC").


Specifically, Class B Shares of the Fund will be subject to a declining CDSC if Class B Shares of any of the HSBC Investor Funds are exchanged for Class B Shares of any of the Money Market Funds and redeemed within 4 years. In such cases, the CDSC will be:

                                  CDSC AS A % OF DOLLAR
YEARS SINCE PURCHASE             AMOUNT SUBJECT TO CHARGE
--------------------             ------------------------
        0-1                               4.00%
        1-2                               3.00%
        2-3                               2.00%
        3-4                               1.00%
    more than 4                           None

The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. There is no CDSC on reinvested dividends or distributions.

If you sell some but not all of your Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

SHAREHOLDER INFORMATION  [LOGO]

                     DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                     CONTINUED

CONVERSION FEATURE -- CLASS B SHARES

      - Class B Shares of the Money Market Funds will convert automatically to Class A Shares of the same Fund (or Class D Shares, depending on your eligibility), after six years from the beginning of the calendar month in which the Class B Shares were originally purchased.

      - After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares (or Class D Shares) which will increase your investment return compared to the Class B Shares.

      - You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

      - If you purchased Class B Shares of one Fund which you exchanged for Class B Shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B Shares. The dollar value of Class A Shares (or Class D Shares) you receive will equal the dollar value of the Class B shares converted.

CLASS C SHARES


Class C Shares of the Money Market Funds are available for purchase by customers of HSBC Bank USA, National Association sweep programs.


Other investors will only receive Class C Shares by exchanging the Class C Shares of other HSBC Investor Funds. If you purchase Class C Shares or exchange Class C Shares of other HSBC Investor Funds for Class C Shares of the Funds and wish to sell your shares, your redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Class C Shares. The CDSC will be assessed on the lesser of the current NAV or the NAV at the time of purchase.

Unlike Class B Shares, Class C Shares have no conversion feature.

WAIVER OF SALES CHARGES--CLASS B SHARES AND CLASS C SHARES

The following qualify for waivers of sales charges:

      -     Distributions following the death or disability of a shareholder.

      - Redemptions representing the minimum distribution from an IRA or a Custodial Account to a shareholder who has reached age 70 1/2.

      - Redemptions representing the minimum distribution from 401(k) retirement plans where such redemptions are necessary to make distributions to plan participants.

SHAREHOLDER INFORMATION  [LOGO]

                             EXCHANGING YOUR SHARES

You can exchange your shares in one Fund for shares of the same class of another HSBC Investor Fund, usually without paying additional sales charges (see "Notes on Exchanges"). No transaction fees are charged for exchanges.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

INSTRUCTIONS FOR EXCHANGING SHARES

Exchanges may be made by sending a written request to HSBC Investor Funds, P.O. Box 182845, Columbus, Ohio 43218-2845 or by calling 1-800-782-8183. Please provide the following information:

      -     Your name and telephone number

      -     The exact name on your account and account number

      -     Taxpayer identification number (usually your social security number)

      -     Dollar value or number of shares to be exchanged

      -     The name of the Fund from which the exchange is to be made

      -     The name of the Fund into which the exchange is being made.

See "Selling Your Shares" for important information about telephone transactions.

To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited.

NOTES ON EXCHANGES

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Because the Funds maintain a stable $1.00 per share NAV, shareholders will typically not recognize gain or loss when they sell or exchange their shares because the amount realized will be the same as their tax basis in the shares.


Be sure to read carefully the prospectus of any Fund into which you wish to exchange shares.


Class A Shares of the HSBC Investor Funds may be exchanged for Class D Shares of the Money Market Funds only if you are otherwise eligible to receive them. In all other cases, you will receive Class A Shares of the Money Market Funds in exchange for your Class A Shares of the HSBC Investor Funds.

SHAREHOLDER INFORMATION  [LOGO]

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Please see the Funds Statement of Additional Information for more information. Because everyone's tax situation is unique, you should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

      - A Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive.

      - Any income a Fund receives and any capital gain that a Fund derives is paid out, less expenses, to its shareholders.

      - A Fund will generally pay dividends from net investment income on a monthly basis and any capital gains will generally be distributed at least on an annual basis. Unless a shareholder elects to receive dividends and distributions in cash, dividends and distributions will be automatically invested in additional shares of the Fund. Dividends and distributions are treated in the same manner for federal and state income tax purposes whether you receive them in cash or in additional shares.

      - Dividends on all Funds are paid monthly. Capital gains for all Funds are distributed at least annually. Unless a shareholder elects to receive dividends in cash, dividends will be automatically invested in additional shares of the Fund.

      - Tax legislation enacted in 2003 generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. Distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

      - Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

      - Dividends attributable to interest income are generally taxable as ordinary income. However, distributions of tax-exempt interest income earned by the New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund are expected to be exempt from the regular federal income and New York or California state tax, as applicable.

      - A portion of such tax-exempt interest distributions may be treated as a tax-preference item (or be included in a corporation's adjusted current earnings) for purposes of the federal and/or state alternative minimum tax. The federal alternative minimum tax is a different method of determining income tax to ensure that taxpayers, who under the ordinary method of computing federal income tax would be entitled to large deductions, pay at least a minimum amount of tax. If a taxpayer's alternative minimum tax exceeds the taxpayer's ordinary tax liability, the excess amount of alternative minimum tax must be paid in addition to the taxpayer's ordinary tax liability. Certain items, called tax-preference items, which are tax-exempt for purposes of computing ordinary federal income tax liability are taxable for alternative minimum tax purposes.

      - Dividends from the Funds are generally not eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock.

      - If a Fund designates a dividend as a capital gain distribution (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.

SHAREHOLDER INFORMATION  [LOGO]

            Distributions of short-term capital gain (e.g., when the Fund has a gain from the sale of an asset it held for one year or less) are taxable at ordinary income tax rates.

      - Dividends are taxable in the year in which they are paid or deemed paid, even if they appear on your account statement the following year. If a Fund declares a dividend in October, November, or December of a year and distributes the dividend in January of the next year, you may be taxed as if you received it in the year declared rather than the year received.

      - There may be tax consequences to you if you dispose of your shares in a Fund, for example, through redemption, exchange or sale. The amount of any gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you held them.

      - You will be notified before February 1 of each year about the federal tax status of distributions made by the Funds. The notice will tell you which dividends and redemptions must be treated as taxable ordinary income and which (if any) are short-term or long-term capital gain. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

      - As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 28% (in 2004) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding, which is applicable to all U.S. citizens, is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

      - Foreign shareholders may be subject to special withholding requirements.

      - If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends or capital gains until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

      - There is a penalty on certain pre-retirement distributions from retirement accounts.

FINANCIAL HIGHLIGHTS   [LOGO]


The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                         HSBC INVESTOR MONEY MARKET FUND

FINANCIAL HIGHLIGHTS   [LOGO]

                 HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS   [LOGO]

                HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

FINANCIAL HIGHLIGHTS   [LOGO]

                  HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND

FINANCIAL HIGHLIGHTS   [LOGO]

               HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND

TAXABLE EQUIVALENT YIELD TABLES   [LOGO]

                         TAXABLE EQUIVALENT YIELD TABLES

The tables below show the approximate taxable yields which are equivalent to tax-exempt yields, for the ranges indicated, under (i) federal and New York State personal income tax laws, and (ii) federal, New York State and New York City personal income tax laws, in each case based upon the applicable 2005 rates. Such yields may differ under the laws applicable to subsequent years if the effect of any such law is to change any tax bracket or the amount of taxable income which is applicable to a tax bracket. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file single returns and for those investors who file joint returns. For cases in which two or more state (or city) brackets fall within a federal bracket, the highest state (or city) bracket is combined with the federal bracket. The combined income tax brackets shown reflect the fact that state and city income taxes are currently deductible as an itemized deduction for federal tax purposes (however, a taxpayer's itemized deductions may be subject to an overall limitation, the effect of which has not been taken into account in preparing these tables).

                        FEDERAL AND NEW YORK STATE TABLE

        TAXABLE INCOME*                                                  TAX-EXEMPT YIELD
-------------------------------   INCOME      -----------------------------------------------------------------------
    SINGLE             JOINT        TAX       1.00%   1.50% 2.00%  2.50% 3.00%  3.50% 4.00%  4.50% 5.00%  5.50%  6.00%
    RETURN            RETURN      BRACKET**                            EQUIVALENT TAXABLE YIELD
---------------  ---------------- ------      -----------------------------------------------------------------------
$     0-$  7,150 $     0-$ 14,300 13.60%      1.16%   1.74% 2.31%  2.89% 3.47%  4.05% 4.63%  5.21% 5.79%  6.37%  6.94%
$ 7,151-$ 29,050 $14,301-$ 58,100 20.82%      1.26%   1.89% 2.53%  3.16% 3.79%  4.42% 5.05%  5.68% 6.31%  6.95%  7.58%
$29,051-$ 70,350 $58,101-$117,250 30.14%      1.43%   2.15% 2.86%  3.58% 4.29%  5.01% 5.73%  6.44% 7.16%  7.87%  8.59%
$70,351-$146,750 $117,25-$178,650 33.31%      1.50%   2.25% 3.00%  3.75% 4.50%  5.25% 6.00%  6.75% 7.50%  8.25%  9.00%
$146,75-$319,100 $178,65-$319,100 37.94%      1.61%   2.42% 3.22%  4.03% 4.83%  5.64% 6.45%  7.25% 8.06%  8.86%  9.67%
        $319,101         $319,101 39.79%      1.66%   2.49% 3.32%  4.15% 4.98%  5.81% 6.64%  7.47% 8.30%  9.13%  9.97%

----------------------------

 * Net amount subject to federal and New York State personal income tax after deductions and exemptions.

**    Effective combined federal and state tax bracket.

This table does not take into account: (i) any taxes other than the regular federal income tax and the regular New York State personal income tax; (ii) the New York State tax table benefit recapture tax or (iii) the 7.7% New York State tax rate applicable to income over $500,000 per year. Also, it is assumed that:
(i) there are no federal or New York State minimum taxes applicable; (ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her taxable income for New York State income tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

                 FEDERAL, NEW YORK STATE AND NEW YORK CITY TABLE

        TAXABLE INCOME*                                                    TAX-EXEMPT YIELD
-------------------------------       INCOME    -----------------------------------------------------------------------
     SINGLE              JOINT          TAX     1.00%   1.50% 2.00%  2.50% 3.00%  3.50% 4.00%  4.50% 5.00%  5.50%  6.00%
     RETURN             RETURN        BRACKET**                          EQUIVALENT TAXABLE YIELD
-----------------  -----------------  --------  -----------------------------------------------------------------------
$      0-$  7,150  $      0-$ 14,300    16.22%   1.19%   1.79% 2.39%  2.98% 3.58%  4.18% 4.77%  5.37% 5.97%  6.56%  7.16%
$  7,151-$ 29,050  $ 14,301-$ 58,100    23.87%   1.31%   1.97% 2.63%  3.28% 3.94%  4.60% 5.25%  5.91% 6.57%  7.22%  7.88%
$ 29,051-$ 70,350  $ 58,101-$117,250    32.87%   1.49%   2.23% 2.98%  3.72% 4.47%  5.21% 5.96%  6.70% 7.45%  8.19%  8.94%
$ 70,351-$146,750  $ 117,25-$178,650    36.32%   1.57%   2.36% 3.14%  3.93% 4.71%  5.50% 6.28%  7.07% 7.85%  8.64%  9.42%
$ 146,75-$319,100  $ 178,65-$319,100    40.74%   1.69%   2.53% 3.37%  4.22% 5.06%  5.91% 6.75%  7.59% 8.44%  9.28% 10.12%
         $319,101           $319,101    42.51%   1.74%   2.61% 3.48%  4.35% 5.22%  6.09% 6.96%  7.83% 8.70%  9.57% 10.44%

------------------------------

* Net amount subject to federal, New York State and New York City personal income tax after deductions and exemptions.

**    Effective combined federal, state and city tax bracket.

This table does not take into account: (i) any taxes other than the regular federal income tax, the regular New York State personal income tax, and the regular New York City personal income tax (including the temporary tax surcharge and the additional tax); (ii) the New York State tax table benefit recapture tax; (iii) the 7.7% New York State tax rate applicable to income over $500,000 per year; or (iv) the 4.45% New York City tax rate over $500,000 per year. Also, it is assumed that: (i) there are no federal, state or city minimum taxes applicable; (ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her income for state and city tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

TAXABLE EQUIVALENT YIELD TABLES   [LOGO]

While it is expected that most of the dividends paid to the shareholders of the New York Tax-Free Bond Fund will be exempt from federal, New York State and New York City personal income taxes, portions of such dividends from time to time may be subject to such taxes.

TAXABLE EQUIVALENT YIELD TABLES

                         TAXABLE EQUIVALENT YIELD TABLES

The tables below show the approximate taxable yields which are equivalent to tax-exempt yields, for the ranges indicated, under federal and California State personal income tax laws based upon the applicable 2005 rates. The federal and California State table does not take into account the indexing of the California personal income tax brackets for 2004. Such yields may differ under the laws applicable to subsequent years if the effect of any such law is to change any tax bracket or the amount of taxable income which is applicable to a tax bracket. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file single returns and for those investors who file joint returns.

                       FEDERAL AND CALIFORNIA STATE TABLE

        TAXABLE INCOME*                                                             TAX-EXEMPT YIELD
-------------------------           COMBINED      -----------------------------------------------------------------------------
    SINGLE           JOINT            TAX         1.00%   1.50%  2.00%   2.50% 3.00%  3.50%  4.00%  4.50%  5.00%  5.50%   6.00%
    RETURN          RETURN          BRACKET**                                EQUIVALENT TAXABLE YIELD
---------------   ---------------   --------- ---------------------------------------------------------------------------------
$     0-$ 7,150   $     0-$ 14,300    11.80%      1.13%   1.70%  2.27%   2.83% 3.40%  3.97%  4.54%  5.10%  5.67%  6.24%   6.80%
$ 7,151-$29,050   $14,301-$ 58,100    20.10%      1.25%   1.88%  2.50%   3.13% 3.75%  4.38%  5.01%  5.63%  6.26%  6.88%   7.51%
$29,051-$70,350   $58,101-$117,250    31.98%      1.47%   2.21%  2.94%   3.68% 4.41%  5.15%  5.88%  6.62%  7.35%  8.09%   8.82%
$70,351-$146,750  $117,25-$178,650    34.70%      1.53%   2.30%  3.06%   3.83% 4.59%  5.36%  6.13%  6.89%  7.66%  8.42%   9.19%
$146,75-$319,100  $178,65-$319,100    39.23%      1.65%   2.47%  3.29%   4.11% 4.94%  5.76%  6.58%  7.40%  8.23%  9.05%   9.87%
        $319,101          $319,101    41.05%      1.70%   2.54%  3.39%   4.24% 5.09%  5.94%  6.79%  7.63%  8.48%  9.33%  10.18%

------------------------------

* Net amount subject to federal and California state personal income tax after deductions and exemptions.

**  Effective combined federal and state tax bracket.

This table does not take into account: (i) any taxes other than the regular federal income tax and the regular California State personal income tax. Also, it is assumed that: (i) there are no federal or California State minimum taxes applicable; (ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her taxable income for California State income tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

                                  FEDERAL TABLE

        TAXABLE INCOME*                                                    TAX-EXEMPT YIELD
-------------------------------       INCOME      -----------------------------------------------------
    SINGLE              JOINT          TAX       1.00%  1.50%  2.00%  2.50%  3.00%  3.50%  4.00%  4.50%
    RETURN             RETURN         BRACKET**                            EQUIVALENT TAXABLE YIELD
---------------   -----------------   ------      -----------------------------------------------------
$ 7,151-$ 29,050  $ 14,300-$ 58,100    15.00%     1.18%  1.76%  2.35%  2.94%  3.53%  4.12%  4.71%  5.29%
$29,051-$ 70,350  $ 58,101-$117,250    25.00%     1.33%  2.00%  2.67%  3.33%  4.00%  4.67%  5.33%  6.00%
$70,351-$146,750  $117,251-$178,650    28.00%     1.39%  2.08%  2.78%  3.47%  4.17%  4.86%  5.56%  6.25%
$146,75-$319,100  $178,651-$319,100    33.00%     1.49%  2.24%  2.99%  3.73%  4.48%  5.22%  5.97%  6.72%
       >$319,101          >$319,101    35.00%     1.54%  2.31%  3.08%  3.85%  4.62%  5.38%  6.15%  6.92%

------------------------------

 *    Net amount subject to federal income tax after deductions and exemptions.

**    Effective combined federal tax bracket.

This table does not take into account any taxes other than the regular federal income tax. Also, it is assumed that: (i) there are no federal minimum taxes applicable; and (ii) a shareholder has no net capital gain. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and legally considered a part of this prospectus.


YOU CAN GET FREE COPIES OF REPORTS AND THE SAI, PROSPECTUSES OF OTHER MEMBERS OF THE HSBC INVESTOR FAMILY OF FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS, BY CONTACTING A BROKER OR HSBC SECURITIES (USA) INC. AT 1-888-525-5757. OR CONTACT THE FUNDS AT:



                         HSBC INVESTOR FUNDS
                         P.O. BOX 182845
                         COLUMBUS, OHIO 43218-2845
                         TELEPHONE: 1-800-782-8183


You can review the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

- For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8070.

-     Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-4782.

[INSERT SKU CODE]

                                   Prospectus

[PICTURE]                                       HSBC Investor Funds


                                                February 28, 2005


                                                HSBC INVESTOR
                                                LIMITED MATURITY FUND

                                                HSBC INVESTOR
                                                FIXED INCOME FUND

                                                HSBC INVESTOR
                                                NEW YORK TAX-FREE BOND FUND

                                                HSBC INVESTOR
                                                GROWTH FUND

                                                HSBC INVESTOR
                                                GROWTH AND INCOME FUND

                                                HSBC INVESTOR
                                                MID-CAP FUND

                                                HSBC INVESTOR
                                                INTERNATIONAL EQUITY FUND

                                                HSBC INVESTOR
                                                SMALL CAP EQUITY FUND

                                                HSBC INVESTOR
                                                VALUE FUND


                              HSBC Investor Funds

            THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               PRIVACY POLICY FOR
                               HSBC INVESTOR FUNDS
                                       AND
                            HSBC ADVISOR FUNDS TRUST

THIS PRIVACY POLICY NOTICE SUMMARIZES THE COLLECTION AND DISCLOSURE OF NONPUBLIC PERSONAL INFORMATION ("INFORMATION") OF CUSTOMERS ("YOU") OF THE HSBC INVESTOR FAMILY OF FUNDS ("WE" OR "US"). IF YOU ARE AN INDIVIDUAL SHAREHOLDER OF RECORD OF ANY SERIES OF THE FUNDS, WE CONSIDER YOU TO BE A CUSTOMER OF THE HSBC INVESTOR FAMILY OF FUNDS. SHAREHOLDERS PURCHASING OR OWNING SHARES OF ANY OF THE HSBC INVESTOR FAMILY OF FUNDS THROUGH THEIR BANK, BROKER, OR OTHER FINANCIAL INSTITUTION SHOULD CONSULT THAT FINANCIAL INSTITUTION'S PRIVACY POLICIES.

WE COLLECT THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU

We collect Information about you from the following sources: information we receive from you on applications or other forms; information about your transactions with us, our affiliates, or others; and information we receive from a consumer reporting agency.

WE DISCLOSE THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU

We do not disclose any Information about you or any former customer to anyone, except as permitted by law, including to our affiliates and third party service providers.

WE DISCLOSE INFORMATION ABOUT YOU TO THE FOLLOWING TYPES OF THIRD PARTIES

We may disclose Information about you and any former customer to our affiliates, which we consider to include HSBC Bank USA, HSBC Asset Management (Americas) Inc. and their affiliates, and to nonaffiliated third parties, as permitted by law.

We may disclose all of the Information we collect to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

PROTECTING THE SECURITY AND CONFIDENTIALITY OF YOUR INFORMATION

We restrict access to Information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Information.

                       This is not part of the Prospectus

HSBC Investor Funds                                            TABLE OF CONTENTS

                           [LOGO] RISK/RETURN SUMMARY AND FUND EXPENSES

Carefully review this            4  Overview
important section, which         6  HSBC Investor Limited Maturity Fund
summarizes each Fund's          11  HSBC Investor Fixed Income Fund
investments, risks, past        15  HSBC Investor New York Tax-Free Bond Fund
performance, and fees.          19  HSBC Investor Growth Fund
                                22  HSBC Investor Growth and Income Fund
                                26  HSBC Investor Mid-Cap Fund
                                30  HSBC Investor International Equity Fund
                                34  HSBC Investor Small Cap Equity Fund
                                38  HSBC Investor Value Fund



                           [LOGO] INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Review this section             41  HSBC Investor Limited Maturity Fund
for information on              42  HSBC Investor Fixed Income Fund
investment strategies           43  HSBC Investor New York Tax-Free Bond Fund
and risks.                      44  HSBC Investor Growth Fund
                                45  HSBC Investor Growth and Income Fund
                                46  HSBC Investor Mid-Cap Fund
                                47  HSBC Investor International Equity Fund
                                48  HSBC Investor Small Cap Equity Fund
                                49  HSBC Investor Value Fund
                                50  General Risk Factors: All Funds
                                51  Specific Risk Factors

                                52  Portfolio Holdings


                           [LOGO] FUND MANAGEMENT

Review this section             53  The Investment Adviser
for details on                  55  Portfolio Managers
the people and                  56  The Distributor and Administrator
organizations who provide       56  The Two-Tier Fund Structure
services to the Funds.

                           [LOGO] SHAREHOLDER INFORMATION

Review this section for         57  Pricing of Fund Shares
details on how                  59  Purchasing and Adding to Your Shares
shares are valued,              62  Selling Your Shares
and how to purchase,            65  Exchanging Your Shares
sell and exchange shares.       66  Dividends, Distributions and Taxes
This section also describes
related charges, and
payments of dividends
and distributions.

HSBC Investor Funds                                TABLE OF CONTENTS (CONTINUED)

                           [LOGO] FINANCIAL HIGHLIGHTS

Review this section for         68  HSBC Investor Limited Maturity Fund
details on selected             69  HSBC Investor Fixed Income Fund
financial statements            70  HSBC Investor New York Tax-Free Bond Fund
of the Funds.                   71  HSBC Investor Growth and Income Fund
                                72  HSBC Investor Mid-Cap Fund
                                73  HSBC Investor International Equity Fund
                                74  HSBC Investor Small Cap Equity Fund



                           [LOGO] TAXABLE EQUIVALENT YIELD TABLES

HSBC Investor Funds                                                       [LOGO]
Risk/Return Summary and Fund Expenses

                  OVERVIEW

THE FUNDS         HSBC Investor Funds is a mutual fund family that offers a
                  variety of separate investment portfolios ("Funds"), each with individual investment objectives and strategies. This prospectus provides you important information about each Fund.

                  Each Fund offers an Advisor, Class Y or Trust class of shares through this prospectus. The Funds offer Class A Shares, Class B Shares and Class C Shares through a separate prospectus. Each class of shares has different characteristics and is subject to different fees and expenses. The Funds' Statement of Additional Information contains a more detailed discussion of the different classes of shares. Please read this prospectus and keep it for future reference.

                  HSBC Investor Funds offers two categories of Funds in this prospectus: Income Funds and Equity Funds. The Income Funds include the HSBC Investor Limited Maturity Fund, HSBC Investor Fixed Income Fund, and HSBC Investor New York Tax-Free Bond Fund. The Equity Funds include the HSBC Investor Growth Fund, HSBC Investor Growth and Income Fund, HSBC Investor Mid-Cap Fund, HSBC Investor International Equity Fund, HSBC Investor Small Cap Equity Fund, and HSBC Investor Value Fund. The following pages of this prospectus will highlight the differences between the two categories of Funds and each Fund.

                  The investment objective and strategies of each Fund are not fundamental and may be changed without approval of Fund shareholders. If there is a change in the investment objective or strategies of a Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and need. There can be no assurance that the investment objective of a Fund will be achieved.

                  Other important things for you to note:

                        -     You may lose money by investing in a Fund

                        - Because the value of each Fund's investments will fluctuate with market conditions, so will the value of your investment in a Fund


                  AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF HSBC BANK USA, NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HSBC Investor Funds                                                [LOGO]
Risk/Return Summary and Fund Expenses

WHO MAY WANT TO   INCOME FUNDS
INVEST?

                  Consider investing in an Income Fund if you are:

                        - Looking to add a monthly income component to your investment portfolio

                        - Seeking higher potential returns than provided by money market funds

                        - Willing to accept the risks of price and income fluctuations

                        -     Investing short-term reserves

                        - Looking to add a monthly tax-exempt income component to your investment portfolio (New York Tax-Free Bond Fund only)

                  An Income Fund will not be appropriate for anyone:

                        -     Investing emergency reserves

                        -     Seeking safety of principal

                        - Who does not live in New York (New York Tax-Free Bond Fund only)

                  EQUITY FUNDS

                  Consider investing in an Equity Fund if you are:

                        -     Seeking a long-term goal such as retirement

                        - Looking to add a growth component to your investment portfolio

                        - Willing to accept higher risks of investing in the stock market in exchange for potentially higher long-term returns

                  An Equity Fund will not be appropriate for anyone:

                        -     Seeking monthly income

                        - Pursuing a short-term goal or investing emergency reserves

                        -     Seeking safety of principal

HSBC Investor Limited Maturity Fund                                       [LOGO]
Risk/Return Summary and Fund Expenses

                        HSBC INVESTOR LIMITED MATURITY FUND

INVESTMENT OBJECTIVE    The investment objective of the Limited Maturity Fund is
                        to realize above-average total return, consistent with reasonable risk, through investment primarily in a diversified investment grade portfolio of U.S.
                        Government securities, corporate bonds, mortgage-backed securities and other fixed income securities.

PRINCIPAL INVESTMENT    The Fund seeks to achieve its investment objective by
STRATEGIES              investing all of its assets in the HSBC Investor Limited
                        Maturity Portfolio (the "Portfolio"), which has the same investment objective as the Fund. This two-tier fund structure is commonly referred to as a "master/feeder" structure because one fund (the Limited Maturity Fund or "feeder fund") is investing all its assets in a second fund (the Portfolio or "master fund"). Fund shareholders bear the expenses of both the Fund and the Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Fund could switch to another pooled investment company or decide to manage its assets itself. The Fund is currently not contemplating such a move.

                        The Portfolio invests at least 80% of its assets in investment grade fixed income securities such as U.S. Government securities, corporate debt securities, commercial paper, mortgage-backed securities, asset-backed securities, and similar securities issued by foreign governments and corporations. The average portfolio duration of this Fund normally varies within three- to six-years based on projected interest rates.

PRINCIPAL INVESTMENT    Market Risk: The Fund's performance per share will
RISKS                   change daily based on many factors, including the
                        quality of the instruments in the Portfolio's investment portfolio, national and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                        Credit Risk: The Fund could lose money if the issuer of a fixed income security owned by the Portfolio defaults on its financial obligation.

                        Interest Rate Risk: Changes in interest rates will affect the yield and value of the Portfolio's investments in debt securities.

                        Derivatives Risk: The Portfolio may invest in derivative instruments (e.g., options and futures contracts) to help achieve its investment objective. The Portfolio intends to do so primarily for hedging purposes. These investments could increase the Fund's price volatility or reduce the return on your investment.


                        Prepayment Risk: Risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as an asset-based security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment.

HSBC Investor Limited Maturity Fund                                       [LOGO]
Risk/Return Summary and Fund Expenses

                        Extension Risk: Risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as an asset-based security) later than expected. This may happen during a period of rising interest rates.

                        Foreign Investment Risk: The Portfolio's investments in foreign securities are riskier than investments in U.S. securities. Investments in foreign securities may lose value due to unstable international, political and economic conditions, fluctuations in currency exchange rates, and lack of adequate company information.

HSBC Investor Limited Maturity Fund                                       [LOGO]
Risk/Return Summary and Fund Expenses


The bar chart on this page shows the HSBC Investor Limited Maturity Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.


PERFORMANCE BAR CHART AND TABLE

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS Y SHARES

[BAR CHART]


2002       7.55%

2003       3.35%

2004


Of course, past performance does not indicate how the Fund will perform in the future.


Best quarter:
Worst quarter:

HSBC Investor Limited Maturity Fund                                       [LOGO]
Risk/Return Summary and Fund Expenses

The table below compares the Fund's performance over time to that of the Lehman Brothers Intermediate Aggregate Bond Funds Index, an unmanaged index generally representative of investment grade issues with maturities between three and ten years. The table assumes reinvestment of dividends and distributions.

The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2004)



                                                                       INCEPTION                  SINCE
                                                                          DATE         1 YEAR    INCEPTION
                                                                       ---------       ------    ---------
CLASS Y SHARES RETURN BEFORE TAXES                                   Jan. 23, 2001      0.00%       0.00%
CLASS Y SHARES RETURN AFTER TAXES ON DISTRIBUTIONS                   Jan. 23, 2001      0.00%       0.00%
CLASS Y SHARES RETURN AFTER TAXES ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                                  Jan. 23, 2001      0.00%       0.00%
LEHMAN BROTHERS INTERMEDIATE AGGREGATE BOND FUNDS
INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                               0.00%       0.00%*


* Since January 31, 2001.

HSBC Investor Limited Maturity Fund                                       [LOGO]
Risk/Return Summary and Fund Expenses

                                                      FEES AND EXPENSES(1)

As an investor in the HSBC Investor Limited Maturity Fund, you may pay the following fees and expenses if you buy and hold Class Y Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund Assets, and are reflected in the share price.

SHAREHOLDER TRANSACTION EXPENSES                                                 CLASS Y
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                        SHARES
-----------------------------------------                                        -------
Maximum sales charge (load) on purchases                                            None
Maximum deferred sales charge (load)                                                None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(2)       2.00%


ANNUAL FUND OPERATING EXPENSES                                                   CLASS Y
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                                    SHARES
---------------------------------------------                                    -------
Management fee                                                                     0.40%
Distribution (12b-1) fee                                                            None
Other expenses                                                                     0.00%
Total Fund operating expenses                                                      0.00%


(1) This table reflects the combined fees for both the Limited Maturity Fund and the Limited Maturity Portfolio.


(2) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see "Redemption Fee" on page __ of this prospectus.



This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


      -     $10,000 investment


      -     5% annual return


      -     no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

EXPENSE EXAMPLE*


                       1      3      5      10
                      YEAR  YEARS  YEARS   YEARS
                      ----  -----  -----   -----
CLASS Y SHARES        $     $      $       $



* The example reflects the combined fees for both the Limited Maturity Fund and the Limited Maturity Portfolio.

HSBC Investor Fixed Income Fund                                           [LOGO]
Risk/Return Summary and Fund Expenses

                        HSBC INVESTOR FIXED INCOME FUND

INVESTMENT OBJECTIVE    The investment objective of the Fixed Income Fund is to
                        realize above-average total return, consistent with reasonable risk, through investment primarily in a diversified portfolio of fixed income securities.

PRINCIPAL INVESTMENT    The Fund seeks to achieve its investment objective by
STRATEGIES              investing all of its assets in the HSBC Investor Fixed
                        Income Portfolio (the "Portfolio"), which has the same investment objective as the Fund. This two-tier fund structure is commonly referred to as a "master/feeder" structure because one fund (the Fixed Income Fund or "feeder fund") is investing all its assets in a second fund (the Portfolio or "master fund"). Fund shareholders bear the expenses of both the Fund and the Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Fund could switch to another pooled investment company or decide to manage its assets itself. The Fund is currently not contemplating such a move.

                        The Portfolio invests at least 80% of its assets in fixed income securities, such as U.S. Government securities, corporate debt securities and commercial paper, mortgage-backed and asset-backed securities, and similar securities issued by foreign governments and corporations.

PRINCIPAL INVESTMENT    Market Risk: The Fund's performance per share will
RISKS                   change daily based on many factors, including the
                        quality of the instruments in the Portfolio's investment portfolio, national and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                        Credit Risk: The Fund could lose money if the issuer of a fixed income security owned by the Portfolio defaults on its financial obligation.

                        Interest Rate Risk: Changes in interest rates will affect the yield and value of the Fund's investments in debt securities.

                        Derivatives Risk: The Fund may invest in derivative instruments (e.g., options and futures contracts) to help achieve its investment objective. The Fund may do so primarily for hedging purposes. These investments could increase the Fund's price volatility or reduce the return on your investment.

                        High Yield Securities ("Junk Bonds"): The Fund may invest in high-yield securities, which are subject to higher credit risks and are less liquid than other fixed-income securities. The Fund could lose money if it is unable to dispose of these investments at an appropriate time.

HSBC Investor Fixed Income Fund                                           [LOGO]
Risk/Return Summary and Fund Expenses

The bar chart on this page shows the HSBC Investor Fixed Income Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.

PERFORMANCE BAR CHART AND TABLE


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR ADVISOR SHARES

[BAR CHART]

1996              5.89%
1997              8.27%
1998              6.85%
1999             -1.08%
2000             11.22%
2001              9.12%
2002              8.56%
2003              4.54%
2004


Of course, past performance does not indicate how the Fund will perform in the future.

HSBC Investor Fixed Income Fund                                           [LOGO]
Risk/Return Summary and Fund Expenses


The table below compares the Fund's performance over time to that of the Lehman U.S. Aggregate Bond Index, a unmanaged index which represents the U.S. investment grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), the Lipper A Rated Bond Fund Index, an unmanaged, equally weighted index composed of the 30 largest mutual funds with a similar investment objective, and the Citigroup Broad Investment-Grade Bond Index, a market capitalization based total return index containing U.S. fixed rate issues of greater than one year and at least $50 million outstanding. The table assumes reinvestment of dividends and distributions.


The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2004)



                                                          INCEPTION                                    SINCE
                                                            DATE          1 YEAR       5 YEARS       INCEPTION
                                                          ---------       ------       -------       ---------
ADVISOR SHARES RETURN BEFORE TAXES                      Jan. 9, 1995       0.00%         0.00%         0.00%
ADVISOR SHARES RETURN AFTER TAXES ON DISTRIBUTIONS      Jan. 9, 1995       0.00%         0.00%         0.00%
ADVISOR SHARES RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALES                                               Jan. 9, 1995       0.00%         0.00%         0.00%
[LEHMAN U.S. AGGREGATE BOND INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)]                                    0.00%         0.00%         0.00%
LIPPER A RATED BOND FUND INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                                     0.00%         0.00%         0.00%**
CITIGROUP BROAD-INVESTMENT GRADE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)*                       0.00%         0.00%         0.00%**



* [The Fund has changed the index to which it compares its performance from the Citigroup Broad Investment-Grade Bond Index to the Lehman U.S. Aggregate Bond Index. This change was effected because the Lehman U.S. Aggregate Bond Index better represents the types of securities in which the Fund may invest.]



** Since December 31, 1994.

HSBC Investor Fixed Income Fund                                           [LOGO]
Risk/Return Summary and Fund Expenses

                                                      FEES AND EXPENSES(1)

As an investor in the HSBC Investor Fixed Income Fund, you may pay the following fees and expenses if you buy and hold Advisor Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

SHAREHOLDER TRANSACTION EXPENSES                                                 ADVISOR
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                         SHARES
-----------------------------------------                                         ------
Maximum sales charge (load) on purchases                                           None
Maximum deferred sales charge (load)                                               None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(2)      2.00%


ANNUAL FUND OPERATING EXPENSES                                                   ADVISOR
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                                     SHARES
---------------------------------------------                                     ------
Management fee                                                                    0.38%
Distribution (12b-1) fee                                                           None
Other expenses                                                                    0.00%
Total Fund operating expenses                                                     0.00%


(1) The table reflects the combined fees of both the Fixed Income Fund and the Fixed Income Portfolio.


(2) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see "Redemption Fee" on page __ of this prospectus.


This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


      -     $10,000 investment


      -     5% annual return


      -     no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

EXPENSE EXAMPLE*


                         1       3        5       10
                       YEAR    YEARS    YEARS    YEARS
                       ----    -----    -----    -----
ADVISOR SHARES          $       $        $        $


* The example reflects the combined fees of both the Fixed Income Fund and the Fixed Income Portfolio.

HSBC Investor New York Tax-Free Bond Fund                                 [LOGO]
Risk/Return Summary and Fund Expenses

                        HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

INVESTMENT OBJECTIVE    The investment objective of the New York Tax-Free Bond
                        Fund is to provide shareholders of the Fund with income exempt from regular federal, New York State and New York
                        City personal income taxes.

PRINCIPAL INVESTMENT    The Fund seeks to achieve its investment objective by
STRATEGIES              investing at least 80% of its assets primarily in a
                        non-diversified portfolio of municipal bonds, notes, commercial paper, U.S. Government securities, and other debt instruments the interest on which is exempt from regular federal (except for U.S. Government securities), New York State and New York City personal income taxes.

PRINCIPAL INVESTMENT    Market Conditions: The Fund's performance per share will
RISKS                   change daily based on many factors, including the
                        quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                        Credit Risk: The Fund could lose money if the issuer of a fixed income security owned by the Fund defaults on its financial obligation.

                        Interest Rate Risk: Changes in interest rates will affect the yield and value of the Fund's investments in debt securities.

                        Derivatives Risk: The Fund may invest in derivative instruments (e.g., option and futures contracts) to help achieve its investment objective. The Fund may do so only for hedging purposes and not for speculation. These investments could increase the Fund's price volatility or reduce the return on your investment.

                        Concentration Risk: Because the Fund will concentrate its investments in New York Municipal Obligations and may invest a significant portion of its assets in the securities of a single issuer or sector, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

                        Historically, New York State and other issuers of New York Municipal Obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions that adversely affects these industries could affect the ability of New York and its localities to meet its financial obligations. If such difficulties arise in the future, you could lose money on your investment.

HSBC Investor New York Tax-Free Bond Fund                                 [LOGO]
Risk/Return Summary and Fund Expenses

The bar chart on this page shows the HSBC Investor New York Tax-Free Bond Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.

                                                 PERFORMANCE BAR CHART AND TABLE

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS Y SHARES


[BAR CHART]

1997              9.35%
1998              6.44%
1999             -3.08%
2000             10.82%
2001              4.00%
2002              9.23%
2003              4.69%
2004


Of course, past performance does not indicate how the Fund will perform in the future.


Best quarter:
Worst quarter:

HSBC Investor New York Tax-Free Bond Fund                                 [LOGO]
Risk/Return Summary and Fund Expenses

The table below compares the Fund's performance over time to that of the Lehman NY Exempt Index, an index composed of investment grade New York tax-exempt securities, all having a $50 million minimum maturity value, and the Lipper NY Municipal Bond Fund Index, an unmanaged, equally weighted index composed of the 30 largest mutual funds with a similar investment objective. The table assumes reinvestment of dividends and distributions.

The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2004)



                                                                INCEPTION        1           5         SINCE
                                                                  DATE          YEAR       YEARS     INCEPTION
                                                                 --------       ----       -----     ---------
CLASS Y SHARES RETURN BEFORE TAXES                             July 1, 1996     0.00%      0.00%       0.00%
CLASS Y SHARES RETURN AFTER TAXES ON DISTRIBUTIONS             July 1, 1996     0.00%      0.00%       0.00%
CLASS Y SHARES RETURN AFTER TAXES ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                            July 1, 1996     0.00%      0.00%       0.00%
LEHMAN NY EXEMPT INDEX (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                                                              0.00%      0.00%       0.00%*
LIPPER NY MUNICIPAL BOND FUND INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                                          0.00%      0.00%       0.00%

*  Since June 30, 1996.

HSBC Investor New York Tax-Free Bond Fund                                 [LOGO]
Risk/Return Summary and Fund Expenses

                                                        FEES AND EXPENSES

As an investor in the HSBC Investor New York Tax-Free Bond Fund, you may pay the following fees and expenses if you buy and hold Class Y Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

SHAREHOLDER TRANSACTION EXPENSES                                                                       CLASS Y
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                                               SHARES
-----------------------------------------                                                               ------
Maximum sales charge (load) on purchases                                                                 None
Maximum deferred sales charge (load)                                                                     None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(1)                            2.00%


ANNUAL FUND OPERATING EXPENSES                                                                         CLASS Y
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                                                           SHARES
---------------------------------------------                                                           ------
Management fee                                                                                          0.25%
Distribution (12b-1) fee                                                                                 None
Other expenses                                                                                          0.00%
Total Fund operating expenses                                                                           0.00%



(1) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see "Redemption Fee" on page __ of this prospectus.



This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


      -     $10,000 investment


      -     5% annual return


      -     no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


EXPENSE EXAMPLE


                       1          3        5       10
                      YEAR      YEARS    YEARS    YEARS
                      ----      -----    -----    -----
CLASS Y SHARES         $         $        $        $

HSBC Investor Growth Fund                                                 [LOGO]
Risk/Return Summary and Fund Expenses

                        HSBC INVESTOR GROWTH FUND

INVESTMENT OBJECTIVE    The investment objective of the Growth Fund is long-term
                        growth of capital.

PRINCIPAL INVESTMENT    The Growth Fund seeks to achieve its investment
STRATEGIES              objective by investing all of its assets in the HSBC
                        Investor Growth Portfolio (the "Growth Portfolio"), which has the same investment objective as the Growth
                        Fund. This two-tier fund structure is commonly referred to as a "master/feeder" structure because one fund (the
                        Growth Fund or "feeder fund") is investing all its assets in a second fund (the Growth Portfolio or "master fund"). Growth Fund shareholders bear the expenses of both the Growth Fund and the Growth Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Growth Fund could switch to another pooled investment company or decide to manage its assets itself. The Growth Fund is currently not contemplating such a move.


                        Under normal market conditions, the Growth Portfolio will primarily invest in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion, which Waddell & Reed Investment Management Company ("Waddell & Reed"), the Portfolio's investment sub-adviser, believes have the potential to generate superior levels of long-term profitability and growth. Waddell & Reed selects superior growth companies which it anticipates will create superior wealth over time and have sustainable competitive advantages. Waddell & Reed's selection process is a blend of quantitative and fundamental research. From a quantitative standpoint, Waddell & Reed concentrates on profitability, capital intensity, cash flow and valuation measures, as well as earnings growth rates. Once the quantitative research is completed Waddell & Reed conducts its internal research. Waddell & Reed searches to identify those companies that it believes possess a sustainable competitive advantage. Waddell & Reed seeks to outperform the Russell Large Cap Growth Index.


PRINCIPAL INVESTMENT    Market Risk: The Growth Fund's performance per share
RISKS                   will change daily based on many factors, including
                        national and international economic conditions and general market conditions. You could lose money on your investment in the Growth Fund or the Growth Fund could underperform other investments.

                        Equity Risk: Equity securities have greater price volatility than fixed income instruments. The value of the Growth Portfolio will fluctuate as the market price of its investments increases or decreases.

                        Growth Stock Risk: The return on growth stocks may or may not move in tandem with the returns on other styles of investing or the stock market. Growth stocks may be particularly susceptive to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.

HSBC Investor Growth Fund                                                 [LOGO]
Risk/Return Summary and Fund Expenses

                        Medium and Large Capitalization Risk: The Growth Portfolio may invest in medium and large capitalization companies. Large capitalization stocks may fall out of favor with investors, and may be particularly volatile in the event of earnings disappointments or other financial developments. Medium capitalization companies may involve greater risks than investment in large capitalization companies due to such factors as limited product lines, market and financial or managerial resources.

                        Foreign Investment Risk: The Growth Portfolio's investments in foreign securities are riskier than investments in U.S. securities. Investments in foreign securities may lose value due to unstable international political and economic conditions, fluctuations in currency exchange rates, lack of adequate company information, as well as other factors.

                        Issuer Risk: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand for the issuer's products and services.

                        Interest Rate Risk: The risk that changes in interest rates will affect the value of the Growth Portfolio's investments. In particular, the Growth Portfolio's investment in fixed income securities generally will change in value inversely with changes in interest rates.

                        High Yield ("Junk Bonds") Risk: The Growth Portfolio may invest in high-yield securities, which are subject to higher credit risk and are less liquid than other fixed income securities. The Growth Portfolio could lose money if it is unable to dispose of these investments at an appropriate time.

                        Lending of Portfolio Securities: In order to generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.


PERFORMANCE INFORMATION No performance information is presented for the Growth
                        Fund because it has been in operation for less than one full calendar year.

HSBC Investor Growth Fund                                                 [LOGO]
Risk/Return Summary and Fund Expenses

                                                      FEES AND EXPENSES(1)

As an investor in the HSBC Investor Growth Fund, you may pay the following fees and expenses if you buy and hold Class Y Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                                              CLASS Y
-----------------------------------------                                                              -------
Maximum sales charge (load) on purchases                                                                 None
Maximum deferred sales charge (load)                                                                     None
Redemption/Exchange Fee (as a percentage of amount redeemed or Exchanged)(2)                             2.00%


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                                                           CLASS Y
---------------------------------------------                                                           -------
Management fee                                                                                           0.50%
Distribution (12b-1)                                                                                      None
Shareholder Servicing Fee                                                                                 None
Other expenses                                                                                           0.00%
Total Fund operating expenses                                                                            0.00%
Fee waiver and/or expense reimbursement(3)                                                               0.00%
Net operating expenses                                                                                   0.00%


(1) This table reflects the combined fees for both the Growth Fund and the Growth Portfolio.


(2) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see "Redemption Fee" on page __ of this prospectus.




(3) HSBC Asset Management (Americas) Inc. has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 0.95% for Class Y Shares. The expense limitation is contractual and shall be in effect until [March 1, 2006].



This Example is intended to help you compare the cost of investing in shares of the Growth Fund with the costs of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


      -     $10,000 investment


      -     5% annual return


      - no changes in the Growth Fund's operating expenses as shown in the table above

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


EXPENSE EXAMPLE*

                       1       3
                     YEAR    YEARS
                     ----    -----
CLASS Y SHARES        $       $


* The example reflects the combined fees for both the Growth Fund and the Growth Portfolio.

HSBC Investor Growth and Income Fund                                      [LOGO]
Risk/Return Summary and Fund Expenses

                        HSBC INVESTOR GROWTH AND INCOME FUND

INVESTMENT OBJECTIVE    The investment objective of the Growth and Income Fund
                        is to pursue long-term growth of capital and current income.


PRINCIPAL INVESTMENT    The Fund normally invests at least 65% of its assets in
STRATEGIES              common stocks, preferred stocks, and convertible
                        securities. The Fund may invest the balance of its assets in various types of fixed income securities and in money market instruments. These fixed income securities may include U.S. Government securities, corporate bonds, asset-backed securities (including mortgage-backed securities), obligations of savings and loans and U.S. and foreign banks, commercial paper and related repurchase agreements. The Adviser selects securities for the portfolio that appear to be undervalued, some of which will be income-producing. In selecting securities, the Adviser uses quantitative and fundamental research to identify stocks it believes are undervalued. Investments will be sold if they no longer meet the Fund's criteria for investment.


PRINCIPAL INVESTMENT    Market Risk: Risk that the value of the Fund's
RISKS                   investments will fluctuate as the stock market
                        fluctuates and that stock prices overall may decline over short or longer-term periods.

                        Interest Rate Risk: Risk that changes in interest rates will affect the value of the Fund's investments in income-producing or fixed-income or debt securities. Increases in interest rates may cause the value of the Fund's investments to decline.

                        Credit Risk: Risk that the issuer of a debt security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations.

                        Prepayment Risk: With respect to mortgage-backed securities, the risk that the principal amount of the underlying mortgages will be repaid prior to the bond's maturity date. When such repayment occurs, no additional interest will be paid on the investment.

                        Security-Specific Risk: Risk that the issuer will be unable to achieve its earnings or growth expectations.

HSBC Investor Growth and Income Fund                                      [LOGO]
Risk/Return Summary and Fund Expenses


The bar chart on this page shows the HSBC Investor Growth and Income Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.


PERFORMANCE BAR CHART AND TABLE

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS Y SHARES

[BAR CHART]


2002            -25.20%
2003             26.62%
2004


Of course, past performance does not indicate how the Fund will perform in the future.


  Best quarter:
  Worst quarter:

HSBC Investor Growth and Income Fund                                      [LOGO]
Risk/Return Summary and Fund Expenses

The table below compares the Fund's performance over time to that of the Standard & Poor's 500 Index(R), an unmanaged index that is generally representative of the U.S. stock market as a whole. The table assumes reinvestment of dividends and distributions.

The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2004)



                                                                    INCEPTION                         SINCE
                                                                       DATE            1 YEAR       INCEPTION
                                                                   ------------        ------       ---------
CLASS Y SHARES RETURN BEFORE TAXES                                 Apr. 2, 2001         0.00%         0.00%
CLASS Y SHARES RETURN AFTER TAXES ON DISTRIBUTIONS                 Apr. 2, 2001         0.00%         0.00%
CLASS Y SHARES RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE
OF FUND SHARES                                                     Apr. 2, 2001         0.00%         0.00%
STANDARD & POOR'S 500 INDEX(R)
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                     0.00%         0.00%*


* Since March 31, 2001.

HSBC Investor Growth and Income Fund                                      [LOGO]
Risk/Return Summary and Fund Expenses

                                                      FEES AND EXPENSES

As an investor in the HSBC Investor Growth and Income Fund, you may pay the following fees and expenses if you buy and hold Class Y Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

SHAREHOLDER TRANSACTION EXPENSES                                                                         CLASS Y
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                                                SHARES
-----------------------------------------                                                                ------
Maximum sales charge (load) on purchases                                                                  None
Maximum deferred sales charge (load)                                                                      None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(1)                              2.00%


ANNUAL FUND OPERATING EXPENSES                                                                           CLASS Y
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                                                            SHARES
---------------------------------------------                                                            ------
Management fee                                                                                            0.55%
Distribution (12b-1) fee                                                                                  None
Other expenses                                                                                            0.00%
Total Fund operating expenses                                                                             0.00%



(1) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see "Redemption Fee" on page __ of this prospectus.



This Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


      -     $10,000 investment


      -     5% annual return


      -     no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

EXPENSE EXAMPLE


                       1        3      5        10
                      YEAR    YEARS   YEARS    YEARS
                      ----    -----   -----    -----
CLASS Y SHARES         $       $       $        $

HSBC Investor Mid - Cap Fund                                              [LOGO]
Risk/Return Summary and Fund Expenses

                        HSBC INVESTOR MID-CAP FUND

INVESTMENT OBJECTIVE    The investment objective of the Mid-Cap Fund is to
                        achieve a higher rate of return than that generated by the Russell MidCap Growth Index.


PRINCIPAL INVESTMENT    The Fund seeks to achieve its objective by investing in
STRATEGIES              common or preferred stocks and convertible securities.
                        The Fund normally invests at least 80% of its assets in equity securities of mid-sized companies with market capitalizations falling within the range of the Russell
                        MidCap Growth Index (between $__ million and $__ billion as of January 31, 2005) at the time of acquisition.
                        Investments are primarily in domestic common stocks but also may include, to a limited degree, preferred stocks, and convertible securities. The Fund's Adviser selects stocks that have attractive valuation, the potential for future earnings growth and in the Adviser's opinion are likely to outperform the Russell MidCap Growth Index. In selecting securities the Adviser uses quantitative research (e.g., analyzing profitability, sales growth, earnings acceleration, and debt levels) and fundamental research (e.g., analyzing factors such as sustainable competitive advantages, the sector outlook, and the quality of the management) to identify stocks meeting its criteria in an effort to outperform the Russell
                        MidCap Growth Index. Investments will be sold if they no longer meet the Fund's criteria for investment.


PRINCIPAL INVESTMENT    Capitalization Risk: Investments in mid-capitalization
RISKS                   companies involve greater risk than is customarily
                        associated with larger more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.

                        Management Risk: Risk that the strategy used by the Adviser may fail to produce the desired results.

                        Market Risk: Risk that the value of the Fund's investments will fluctuate as the stock market fluctuates and that stock prices overall may decline over short or longer-term periods.

                        Security-Specific Risk: Risk that the issuer will be unable to achieve its earnings or growth expectations.

HSBC Investor Mid-Cap Fund                                                [LOGO]
Risk/Return Summary and Fund Expenses

The bar chart on this page shows the HSBC Investor Mid-Cap Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.

PERFORMANCE BAR CHART AND TABLE

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31(1) FOR TRUST SHARES

[BAR CHART]


1995      -3.45%
1996      33.21%
1997      16.89%
1998      30.96%
1999       9.46%
2000      38.40%
2001      11.13%
2002      -9.29%
2003     -27.01%
2004      32.06%


Of course, past performance does not indicate how the Fund will perform in the future.


 Best quarter:
 Worst quarter:



1. The Fund commenced operations on July 1, 2000 upon the transfer to the Fund of assets held in a collective investment trust (the "CTF") maintained by HSBC Bank USA, for which HSBC Asset Management (Americas) Inc. had provided day-to-day portfolio management. The CTF had substantially the same investment objective, policies, and limitations as the Fund. Assets from the CTF were transferred to the Fund.



      The Fund calculates its performance for periods prior to July 1, 2000 by including the CTF's total return, adjusted to reflect the deduction of fees and expenses applicable to the Fund as stated in the Fee Table in this prospectus (that is, adjusted to reflect estimated expenses, including the Fund's pro rata share of the aggregate annual operating expenses including 12b-1 fees).


      The CTF was not registered with the SEC and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CTF had been registered with the SEC, its performance might have been adversely affected.

HSBC Investor Mid-Cap Fund                                                [LOGO]
Risk/Return Summary and Fund Expenses

The table below compares the Fund's performance(1) over time to that of the Russell MidCap Growth Index. The Russell MidCap Growth Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The table assumes reinvestment of dividends and distributions.

The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2004)(1)



                                                    INCEPTION                                         SINCE
                                                     DATE(2)         1 YEAR   5 YEARS     10 YEARS   INCEPTION
                                                    ---------        ------   -------     --------   ---------
TRUST SHARES RETURN BEFORE TAXES                   July 1, 1993       0.00%     0.00%      0.00%      0.00%
TRUST SHARES RETURN AFTER TAXES ON DISTRIBUTIONS   July 1, 1993       0.00%      N/A        N/A       0.00%*
TRUST SHARES RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES              July 1, 1993       0.00%      N/A        N/A       0.00%*
RUSSELL MIDCAP GROWTH INDEX (REFLECTS NO                                            %
DEDUCTION FOR FEES, EXPENSES OR TAXES)                                0.00%     0.00%      0.00%      0.00%*


* Since July 1, 2000.

** Since July 1, 1993.


(1) The Fund commenced operations on July 1, 2000 upon the transfer to the Fund of assets held in a collective investment trust (the "CTF") maintained by HSBC Bank USA, for which HSBC Asset Management (Americas) Inc. had provided day-to-day portfolio management. The CTF had substantially the same investment objective, policies, and limitations as the Fund. Assets from the CTF were transferred to the Fund.



      The Fund calculates its performance for periods prior to July 1, 2000 by including the CTF's total return, adjusted to reflect the deduction of fees and expenses applicable to the Fund as stated in the Fee Table in this prospectus (that is, adjusted to reflect estimated expenses, including the Fund's pro rata share of the aggregate annual operating expenses including 12b-1 fees).


      The CTF was not registered with the SEC and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CTF had been registered with the SEC, its performance might have been adversely affected.

(2) Prior to July 1, 1993, the CTF had a different investment objective and, therefore the performance for that time period is not included.

HSBC Investor Mid-Cap Fund                                                [LOGO]
Risk/Return Summary and Fund Expenses

                                                FEES AND EXPENSES

As an investor in the HSBC Investor Mid-Cap Fund, you may pay the following fees and expenses if you buy and hold Trust Shares of the Fund. Shareholder Transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

SHAREHOLDER TRANSACTION EXPENSES                                                   TRUST
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                          SHARES
-----------------------------------------                                          ------
Maximum sales charge (load) on purchases                                            None
Maximum deferred sales charge (load)                                                None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(1)        2.00%


ANNUAL FUND OPERATING EXPENSES                                                    TRUST
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                                     SHARES
---------------------------------------------                                     ------
Management fee                                                                     0.55%
Distribution (12b-1) fee                                                           None
Other expenses                                                                     0.00%
Total Fund operating expenses                                                      0.00%



(1) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see "Redemption Fee" on page __ of this prospectus.



This Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


      -     $10,000 investment


      -     5% annual return


      -     no charges in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

EXPENSE EXAMPLE


                       1        3       5       10
                      YEAR    YEARS   YEARS    YEARS
                      ----    -----   -----    -----
TRUST SHARES           $       $       $        $

HSBC Investor International Equity Fund                                   [LOGO]
Risk/Return Summary and Fund Expenses

                        HSBC INVESTOR INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE    The investment objective of the International Equity
                        Fund is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers and securities of issuers whose principal markets are outside of the United States.

PRINCIPAL INVESTMENT    The Fund seeks to achieve its investment objective by
STRATEGIES              investing all of its assets in the HSBC Investor
                        International Equity Portfolio (the "Portfolio"), which has the same investment objective as the Fund. This two-tier fund structure is commonly referred to as a "master/feeder" structure because one fund (the
                        International Equity Fund or "feeder fund") is investing all its assets in a second fund (the Portfolio or "master fund"). Fund shareholders bear the expenses of both the Fund and the Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Fund could switch to another pooled investment company or decide to manage its assets itself. The Fund is currently not contemplating such a move.

                        Under normal market conditions, the Portfolio will invest at least 80% of its assets in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East.

PRINCIPAL INVESTMENT    Market Risk: The Fund's performance per share will
RISKS                   change daily based on many factors, including national
                        and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                        Equity Risk: Equity securities have greater price volatility than fixed income instruments. The value of the Fund will fluctuate as the market price of its investments increases or decreases.

                        Foreign Investment Risk: The Portfolio's investments in foreign securities are riskier than investments in U.S. securities. Investments in foreign securities may lose value due to unstable international political and economic conditions, fluctuations in currency exchange rates, lack of adequate company information, as well as other factors. The Portfolio may invest up to 20% of its assets in emerging market securities of issuers in countries with developing economies. Emerging market securities are subject to even greater price volatility than investments in other foreign securities because there is a greater risk of political or social upheaval in emerging markets. In addition, these investments are often illiquid and difficult to value accurately.

                        Issuer Risk: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand for the issuer's products and services.

                        Derivatives Risk: The Portfolio may invest in derivative instruments (e.g., option and futures contracts) to help achieve its investment objective. The Portfolio may do so only for hedging purposes. These investments could increase the Fund's price volatility or reduce the return on your investment.

HSBC Investor International Equity Fund                                   [LOGO]
Risk/Return Summary and Fund Expenses

The bar chart on this page shows the HSBC Investor International Equity Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.

PERFORMANCE BAR CHART AND TABLE

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR ADVISOR SHARES

[BAR CHART]


1996             15.06%
1997              9.71%
1998             12.43%
1999             71.01%
2000            -19.65%
2001            -17.47%
2002            -18.37%
2003             29.36%
2004


Of course, past performance does not indicate how the Fund will perform in the future.


      Best quarter:
      Worst quarter:

HSBC Investor International Equity Fund                                   [LOGO]
Risk/Return Summary and Fund Expenses

The table below compares the Fund's performance to that of the Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index, which includes 1,600 companies in 21 countries representing the stock markets of Europe, Australia, New Zealand and the Far East, and the Lipper International Equity Fund Index, an unmanaged, equally weighted index composed of the 30 largest mutual funds with a similar investment objective. The table assumes reinvestment of dividends and distributions.

The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the investment period.



AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2004)



                                                                INCEPTION                                        SINCE
                                                                   DATE            1 YEAR        5 YEARS       INCEPTION
                                                                ---------          ------        -------       ---------
ADVISOR SHARES RETURN BEFORE TAXES                             Jan. 9, 1995         0.00%         0.00%         0.00%
ADVISOR SHARES RETURN AFTER TAXES ON DISTRIBUTIONS             Jan. 9, 1995         0.00%         0.00%         0.00%
ADVISOR SHARES RETURN AFTER TAXES ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                            Jan. 9, 1995         0.00%         0.00%         0.00%
MSCI EAFE INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES
OR TAXES)                                                                           0.00%         0.00%         0.00%*
LIPPER INTERNATIONAL EQUITY FUND INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                                              0.00%         0.00%         0.00%*


* Since December 31, 1994.

HSBC Investor International Equity Fund                                   [LOGO]
Risk/Return Summary and Fund Expenses

                                                      FEES AND EXPENSES(1)

As an investor in the HSBC Investor International Equity Fund, you may pay the following fees and expenses if you buy and hold Advisor Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

SHAREHOLDER TRANSACTION EXPENSES                                                                      ADVISOR
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                                             SHARES
-----------------------------------------                                                             ------
Maximum sales charge (load) on purchases                                                               None
Maximum deferred sales charge (load)                                                                   None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(2)                           2.00%


ANNUAL FUND OPERATING EXPENSES                                                                        ADVISOR
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                                                         SHARES
---------------------------------------------                                                         ------
Management fee                                                                                         0.71%
Distribution (12b-1) fee                                                                               None
Other expenses                                                                                         0.00%
Total Fund operating expenses                                                                          0.00%


(1) The table reflects the combined fees of both the International Equity Fund and the International Equity Portfolio.


(2) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see `Redemption Fee' on page __ of this prospectus.



This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


      -     $10,000 investment


      -     5% annual return


      -     no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

EXPENSE EXAMPLE*


                     1      3         5        10
                   YEAR   YEARS     YEARS     YEARS
                   ----   -----     -----     -----
ADVISOR SHARES      $      $         $         $


* The example reflects the combined fees of both the International Equity Fund and the International Equity Portfolio.

HSBC Investor Small Cap Equity Fund                                       [LOGO]
Risk/Return Summary and Fund Expenses

                        HSBC INVESTOR SMALL CAP EQUITY FUND

INVESTMENT OBJECTIVE    The investment objective of the Small Cap Equity Fund is
                        to seek long-term growth of capital by investing in equity securities of small cap emerging growth companies that are expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation.

PRINCIPAL INVESTMENT    The Fund seeks to achieve its investment objective by
STRATEGIES              investing all of its assets in the HSBC Investor Small
                        Cap Equity Portfolio (the "Portfolio"), which has the same investment objective as the Fund. This two-tier fund structure is commonly referred to as a "master/feeder" structure because one fund (the Small
                        Cap Equity Fund or "feeder fund") is investing all its assets in a second fund (the Portfolio or "master fund"). Fund shareholders bear the expenses of both the Fund and the Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Fund could switch to another pooled investment company or decide to manage its assets itself. The Fund is currently not contemplating such a move.

                        The Portfolio will invest at least 80% of its assets in common stocks of small cap companies, but may also invest in bonds, notes, commercial paper, U.S. Government securities, and foreign securities. Small cap companies generally are those that have market capitalizations within the range of market capitalizations represented in the Russell 2500 Growth Index. The Fund may also invest in common stocks of larger, more established companies if they are expected to show increased earnings.

PRINCIPAL INVESTMENT    Market Risk: The Fund's performance per share will
RISKS                   change daily based on many factors, including national
                        and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                        Equity Risk: Equity securities have greater price volatility than fixed income instruments. The value of the Fund will fluctuate as the market price of its investments increases or decreases. Small Company Risk:
                        Because small cap emerging growth companies have fewer financial resources than larger, well-established companies, investments in the Fund are subject to greater price volatility than investments in other equity funds that invest in larger, well-established companies, particularly during periods of economic uncertainty or downturns.

                        Foreign Investment Risk: The Portfolio's investments in foreign securities are riskier than its investments in U.S. securities. Investments in foreign securities may lose value due to unstable international political and economic conditions, fluctuations in currency exchange rates, lack of adequate company information, as well as other factors.

                        Issuer Risk: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand for the issuer's products and services.

                        Derivatives Risk: The Portfolio may invest in derivative instruments (e.g., option and futures contracts) to help achieve its investment objective. The Portfolio intends to do so primarily for hedging purposes. These investments could increase the Fund's price volatility or reduce the return on your investment.

HSBC Investor Small Cap Equity Fund                                       [LOGO]
Risk/Return Summary and Fund Expenses

The bar chart on this page shows the HSBC Investor Small Cap Equity Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.

PERFORMANCE BAR CHART AND TABLE

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR ADVISOR SHARES

[BAR CHART]


1997            22.76%
1998            13.43%
1999            48.20%
2000             5.04%
2001            -1.31%
2002           -33.14%
2003            39.21%
2004


Of course, past performance does not indicate how the Fund will perform in the future.


     Best quarter:
     Worst quarter:

HSBC Investor Small Cap Equity Fund                                       [LOGO]
Risk/Return Summary and Fund Expenses

The table below compares the Fund's performance over time with the Russell 2500 Growth Index, an unmanaged index of the companies in the Russell 2500 Index (the 2500 smallest companies in the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values, and the Lipper Small Cap Fund Index, an unmanaged, equally weighted index composed of the 30 largest mutual funds with a similar investment objective. The table assumes reinvestment of dividends and distributions.

The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the investment period.



AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2004)



                                                         INCEPTION                                    SINCE
                                                           DATE          1 YEAR       5 YEARS       INCEPTION
                                                         ---------       ------       -------       ---------
ADVISOR SHARES RETURN BEFORE TAXES                     Sept. 3, 1996      0.00%         0.00%         0.00%
ADVISOR SHARES RETURN AFTER TAXES ON DISTRIBUTIONS     Sept. 3, 1996      0.00%         0.00%         0.00%
ADVISOR SHARES RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                                Sept. 3, 1996      0.00%         0.00%         0.00%
RUSSELL 2500 GROWTH INDEX (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                                              0.00%         0.00%         0.00%*
LIPPER MID CAP FUND INDEX (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                                              0.00%         0.00%         0.00%*


* Since August 31, 1996.

HSBC Investor Small Cap Equity Fund                                       [LOGO]
Risk/Return Summary and Fund Expenses

                                                      FEES AND EXPENSES(1)

As an investor in the HSBC Investor Small Cap Equity Fund, you may pay the following fees and expenses if you buy and hold Advisor Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

SHAREHOLDER TRANSACTION EXPENSES                                                 ADVISOR
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                        SHARES
-----------------------------------------                                        ------
Maximum sales charge (load) on purchases                                          None
Maximum deferred sales charge (load)                                              None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(2)      2.00%


ANNUAL FUND OPERATING EXPENSES                                                   ADVISOR
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                                    SHARES
---------------------------------------------                                    ------
Management fee                                                                    0.00%
Distribution (12b-1) fee                                                          None
Other expenses                                                                    0.00%
Total Fund operating expenses                                                     0.00%


(1) The table reflects the combined fees of both the Small Cap Equity Fund and the Small Cap Equity Portfolio.


(2) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see "Redemption Fee" on page __ of this prospectus.



This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


      -     $10,000 investment


      -     5% annual return


      -     no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

EXPENSE EXAMPLE*


                          1      3       5      10
                        YEAR   YEARS   YEARS   YEARS
                        ----   -----   -----   -----
ADVISOR SHARES           $      $       $       $


* The example reflects the combined fees of both the Small Cap Equity Fund and the Small Cap Equity Portfolio.

HSBC Investor Value Fund
Risk/Return Summary and Fund Expenses [LOGO]

                            HSBC INVESTOR VALUE FUND

INVESTMENT OBJECTIVE    The investment objective of the Value Fund is long-term
                        growth of capital and income.

PRINCIPAL INVESTMENT    The Value Fund seeks to achieve its investment objective
STRATEGIES              by investing all of its assets in the HSBC Investor
                        Value Portfolio (the "Value Portfolio"), which has the same investment objective as the Value Fund. This two-tier fund structure is commonly referred to as a "master/feeder" structure because one fund (the Value
                        Fund or "feeder fund") is investing all its assets in a second fund (the Value Portfolio or "master fund").
                        Value Fund shareholders bear the expenses of both the Value Fund and the Value Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Value Fund could switch to another pooled investment company or decide to manage its assets itself. The Value
                        Fund is currently not contemplating such a move.


                        Under normal market conditions, Value the Value Portfolio will primarily invest in U.S. and foreign equity securities of companies with large and medium capitalizations that possess opportunities under appreciated or misperceived by the market. NWQ Investment Management Company, LLC ("NWQ"), as the investment sub-adviser of the Portfolio, seeks to identify undervalued companies where a catalyst exists -- such as new management, industry consolidation, company restructuring or a change in the company's fundamentals -- to recognize value or improve a company's profitability. The investment process seeks to add value through active management and through research aimed at selecting companies that reflect hidden opportunities underpriced by the market. NWQ's value driven investment strategy is based on bottom up fundamental research, which focuses on fundamental valuation, qualitative analysis and downside protection. The Value Portfolio may also invest up to 25% of its assets in dollar-denominated securities of non-U.S. issuers that are traded on a U.S. stock exchange and American Depository Receipts.


PRINCIPAL INVESTMENT    Market Risk: The Value Fund's performance per share will
STRATEGIES              change daily based on many factors, including national
                        and international economic conditions and general market conditions. You could lose money on your investment in the Value Fund or the Value Fund could underperform other investments.

                        Equity Risk: Equity securities have greater price volatility than fixed income instruments. The value of the Value Portfolio will fluctuate as the market price of its investments increases or decreases.

                        Value Stock Risk: A "value" style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock markets.

                        Medium and Large Capitalization Risk: The Value Portfolio may invest in medium and large capitalization companies. Large capitalization stocks may fall out of favor with investors, and may be particularly volatile in the event of earnings disappointments or other financial developments. Medium capitalization companies may involve greater risks than investment in large capitalization companies due to such factors as limited product lines, market and financial or managerial resources.

HSBC Investor Value Fund
Risk/Return Summary and Fund Expenses [LOGO]

                        Foreign Investment Risk: The Value Portfolio's investments in foreign securities are riskier than investments in U.S. securities. Investments in foreign securities may lose value due to unstable international political and economic conditions, fluctuations in currency exchange rates, lack of adequate company information, as well as other factors.

                        Issuer Risk: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand for the issuer's products and services.

                        Interest Rate Risk: The risk that changes in interest rates will affect the value of the Value Portfolio's investments. In particular, the Value Portfolio's investment in fixed income securities generally will change in value inversely with changes in interest rates.

                        High Yield ("Junk Bonds") Risk: The Value Portfolio may invest in high-yield securities, which are subject to higher credit risk and are less liquid than other fixed income securities. The Value Portfolio could lose money if it is unable to dispose of these investments at an appropriate time.

                        Lending of Portfolio Securities: In order to generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.


PERFORMANCE INFORMATION No performance information is presented for the Value
                        Fund because it has been in operation for less than one full calendar year.

HSBC Investor Value Fund
Risk/Return Summary and Fund Expenses [LOGO]

                                         FEES AND EXPENSES(1)

As an investor in the HSBC Investor Value Fund, you may pay the following fees and expenses if you buy and hold Y Class Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                               Y SHARES
Maximum sales charge (load) on purchase                                                   None

Maximum deferred sales charge (load)                                                      None

Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(2)              2.00%


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                                           Y SHARES
Management fee                                                                            0.46%

Distribution (12b-1) fee                                                                  None

Shareholder servicing fee:                                                                None

Other operating expenses:                                                                 0.00%

Total Fund operating expenses                                                             0.00%

Fee waiver and/or expense reimbursement(3)                                                0.00%

Net operating expenses                                                                    0.00%


(1) The table reflects the combined fees for both the Value Fund and the Value Portfolio.


(2) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see "Redemption Fee" on page __ of this prospectus.



(3) HSBC Asset Management (Americas) Inc. has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 0.95% for Class Y Shares. The expense limitation is contractual and shall be in effect until [March 1, 2006].


This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of inverting in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

      -     $10,000 investment

      -     5% annual return

      -     no changes in the Funds operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

EXPENSE EXAMPLE*


                        1               3
                      YEAR            YEARS
CLASS Y SHARES          $               $


* The example reflects the combined fees for both the Value Fund and the Value Portfolio.

Investment Objectives, Strategies and Risks [LOGO]

                       HSBC INVESTOR LIMITED MATURITY FUND

TICKER SYMBOL: HLMYX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Limited Maturity Fund is to realize above-average total return, consistent with reasonable risk, through investment primarily in a diversified portfolio of investment grade securities including U.S. Government securities, corporate bonds, mortgage-backed securities and other fixed income securities. The Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Limited Maturity Portfolio, which has the same investment objective as the Fund. The Portfolio invests primarily in investment grade fixed income securities with a stated maturity of less than 10 years. The average portfolio duration of the Portfolio normally varies within three- to six-years based on projected interest rates.


Consistent with the investment objective of the Fund, the Limited Maturity
Portfolio:


      - normally will invest at least 80% of its assets primarily in investment grade fixed income securities, which may include U.S. Government securities, corporate debt securities and commercial paper, mortgage-backed and asset-backed securities, obligations of foreign governments or international entities, and foreign currency exchange-related securities.

      - may invest more than 50% of its assets in mortgage-backed securities including mortgage pass-through securities, mortgage-backed bonds and CMOs, that carry a guarantee of timely payment.

      - may continue to hold securities that have been graded below investment grade.

      - may lend securities to brokers, dealers, and other financial institutions for the purpose of realizing additional income. The Portfolio also may borrow money for temporary or emergency purposes.

      - may invest in derivative instruments, including but not limited to, financial futures, foreign currency futures, foreign currency contracts, options on futures contracts, options on securities, and swaps. The Portfolio will use derivative instruments for hedging purposes.

      - may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

      - may invest in debt obligations of commercial banks and savings and loan associations. These instruments include certificates of deposit, time, deposits, and bankers' acceptances.

      - may purchase and sell securities on a when-issued basis, in which a security's price and yield are fixed on the date of commitment but payment and delivery are scheduled for a future date.

      - may take temporary defensive positions that are inconsistent with the Portfolio's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. This may prevent the Portfolio from achieving its investment objective.

The Adviser selects securities for the Portfolio based on various factors, including the outlook for the economy, and anticipated changes in interest rates and inflation. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Investment Objectives, Strategies and Risks [LOGO]

                         HSBC INVESTOR FIXED INCOME FUND

TICKER SYMBOL:   RFXIX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Fixed Income Fund is to realize above-average total return, consistent with reasonable risk, through investment primarily in a diversified portfolio of U.S. Government securities, corporate bonds, mortgage-backed securities and other fixed income securities. The Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Fixed Income Portfolio, which has the same investment objective as the Fund.


Consistent with the investment objective of the Fund, the Portfolio:


      - will normally invest at least 80% of its assets in fixed income securities, which may include U.S. Government securities, corporate debt securities and commercial paper, mortgage-backed and asset-backed securities, obligations of foreign governments or international entities, and foreign currency exchange-related securities.

      - may invest more than 50% of its assets in mortgage-backed securities including mortgage pass-through securities, mortgage-backed bonds and CMOs, that carry a guarantee of timely payment.

      - may lend securities to brokers, dealers, and other financial institutions for the purpose of realizing additional income. The Fund or Portfolio may also borrow money for temporary or emergency purposes.

      - may invest in derivative instruments, including, but not limited to, financial futures, foreign currency futures, foreign currency contracts, options on futures contracts, options on securities, and swaps.

      - may invest in high yield/high risk securities ("junk bonds") as well as floating and variable rate instruments and obligations.

      - may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

      - may invest in debt obligations by commercial banks and savings and loan associations. These instruments would include certificates of deposit, time deposits, and bankers' acceptances.

      - may purchase and sell securities on a when-issued basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.


The Adviser selects securities for the Portfolio based on various factors, including the outlook for the economy and anticipated changes in interest rates and inflation. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Investment Objectives, Strategies and Risks [LOGO]

                    HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

TICKER SYMBOL: HNYYX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the New York Tax-Free Bond Fund is to provide shareholders of the Fund with income exempt from regular federal, New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing its assets primarily in a non-diversified portfolio of municipal bonds, municipal notes, and other debt instruments, the interest on which is exempt from regular federal, New York State and New York City personal income taxes.


Consistent with its investment objective, the Fund:


      - will invest at least 80% of its assets in tax exempt obligations, and at least 80%, if not all, of its assets in New York Municipal Obligations. To the extent that New York Municipal Obligations do not have acceptable risk- and tax-adjusted returns, the Fund may purchase Municipal Obligations issued by other states and political subdivisions, the interest income on which is exempt from regular federal income tax but is subject to New York State and New York City personal income taxes.

      - may invest, as a temporary defensive measure, in short-term obligations or hold some of its assets in cash. If so, shareholders may have to pay federal and New York State and New York City personal income taxes on the interest received on these investments.

      - may invest in derivative instruments, including, but not limited to, options and futures contracts on fixed income securities and indices of municipal securities.

      - may invest in fixed income securities, which may include bonds, debentures, mortgage securities, notes, bills, commercial paper, and U.S. Government securities.

      - may engage in repurchase transactions, where the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

      - may purchase and sell securities on a when-issued basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.

      - may lend securities to brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.


The Adviser selects securities for the Fund based on various factors, including the credit quality of the securities, the outlook for the economy, and anticipated changes in interest rates and inflation. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Investment Objectives, Strategies and Risks [LOGO]

                            HSBC INVESTOR GROWTH FUND


TICKER SYMBOL: HOTYX


INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


The investment objective of the Growth Fund is long-term growth of capital. The Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Growth Portfolio, which has the same investment objective as the Fund. The Portfolio seeks to achieve its investment objective by primarily investing in U.S. and foreign equity securities of high quality companies with market capitalizations generally in excess of $2 billion, which Waddell & Reed, the Portfolio's investment sub-adviser, believes have the potential to generate superior levels of long-term profitability and growth.



Waddell & Reed utilizes a "growth" style of investing. Waddell & Reed selects growth companies which it anticipates will create superior wealth over time and have sustainable competitive advantages. Waddell & Reed's selection process is a blend of quantitative and fundamental research. From a quantitative standpoint, Waddell & Reed concentrates on profitability, capital intensity, cash flow and valuation measures, as well as earnings growth rates. Once the quantitative research is completed Waddell & Reed conducts its internal research. Waddell & Reed searches to identify those companies that it believes possess a sustainable competitive advantage. Waddell & Reed seeks to outperform the Russell Large Cap Growth Index.



Consistent with the investment objective of the Fund, the Portfolio:


      - may invest in a broad range of equity securities of U.S. and foreign companies, including debt securities, warrants or rights that can be converted into common stock.

      - may invest in derivative instruments, including, but not limited to, futures contracts, options on securities, securities indices and foreign currencies.

      - may invest up to 20% of its assets in bonds and other debt securities, including lower rated, high-yield bonds, commonly referred to as "junk bonds."

      - may invest without limit in short-term debt and other high-quality, fixed income securities, including U.S. and foreign government securities, certificates of deposit and bankers' acceptances of U.S. and foreign banks, and commercial paper of U.S. or foreign issuers.


      - may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.


      - may lend securities to brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.

Investment Objectives, Strategies and Risks [LOGO]

                      HSBC INVESTOR GROWTH AND INCOME FUND

TICKER SYMBOL: HSGYX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Growth and Income Fund is long-term growth of capital and current income. The Fund seeks to achieve this objective by investing in common stocks, preferred stocks, and convertible securities. The Fund may invest in fixed income securities and money market instruments. The fixed income securities may include U.S. Government securities, corporate bonds, asset-backed securities (including mortgage-backed securities), obligations of savings and loans and U.S. and foreign banks, commercial paper and related repurchase agreements.


Consistent with its investment objective, the Fund:


      - will invest at least 65% of its assets in common stocks, preferred stocks and convertible securities.

      - may invest up to 35% of its assets in fixed income securities and money market instruments.

      - may lend securities to brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.


The Adviser uses quantitative and fundamental research to select stocks for the Fund's portfolio that the Adviser believes offer attractive growth opportunities and are selling at reasonable prices. The Adviser pursues this strategy by first considering fundamental factors such as book value, cash flow, earnings, and sales. The Adviser's quantitative analysis also includes in-depth analysis of a company's financial statements. Once a company passes this quantitative screening process, the Adviser utilizes a more traditional qualitative approach. This analysis considers factors such as liquidity, use of leverage, management strength, and the company's ability to execute its business plan. The Adviser will consider selling those securities which no longer meet the Fund's criteria for investing.


The Adviser's criteria for selecting equity securities are the issuer's managerial strength, competitive position, price to earnings ratio, profitability, prospects for growth, underlying asset value and relative market value. The Adviser uses quantitative and fundamental research to identify stocks meeting either or both growth and income criteria and selects securities for the portfolio that appear to be undervalued. The Fund may invest in securities that appear to be undervalued because the value or potential for growth has been overlooked by many investors or because recent changes in the economy, industry or the company have not yet been reflected in the price of the securities. In order to increase the Fund's portfolio income, the Fund may invest in securities that provide current dividends or, in the opinion of the Adviser, have a potential for dividend growth in the future. Investments will be sold if they no longer meet the Fund's criteria for income-oriented or growth-oriented instruments.

The Fund will place greater emphasis on capital appreciation as compared to income, although changes in market conditions and interest rates will cause the Fund to vary emphasis of these two elements of its investment program in order to meet its investment objective.

Investment Objectives, Strategies and Risks [LOGO]

                           HSBC INVESTOR MID-CAP FUND

TICKER SYMBOL:  HMCTX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Mid-Cap Fund is to achieve a higher rate of return than that generated by the Russell MidCap Growth Index. The Fund seeks to achieve its objectives by investing in common stock, preferred stocks and convertible securities. Under normal conditions the Fund will invest at least 80% of its assets in equity securities of mid-sized companies with market capitalizations falling within the Russell MidCap Growth Index at the time of acquisition.


Consistent with its investment objective, the Fund:


      - normally will invest at least 80% of its assets in equity securities of mid-sized companies.

      - may invest, to a limited degree, in securities of non-U.S. companies, generally through ADRs.

      - may lend securities to brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.

The Adviser uses quantitative and fundamental research to select stocks for the Fund's portfolios that the Adviser believes offer attractive growth opportunities and are selling at reasonable prices. The Adviser pursues this strategy by first considering fundamental factors such as book value, cash flow, earnings, and sales. The Adviser's quantitative analysis also includes in-depth analysis of a company's financial statements. Once a company passes this quantitative screening process, the Adviser utilizes a more traditional qualitative approach. This analysis considers factors such as liquidity, use of leverage, management strength, and the company's ability to execute its business plan. The Adviser will consider selling those securities which no longer meet the Fund's criteria for investing.

The Fund's criteria for selecting equity securities are the issuer's managerial strength (e.g., the quality and experience of management), competitive position, price to earnings ratio, profitability, prospects for growth, underlying asset value and relative market value (e.g., relative to market and historical levels). The Adviser uses quantitative and fundamental research to identify stocks meeting either or both growth and income criteria and selects securities for the portfolio that appear to be undervalued. The Fund may invest in securities that appear to be undervalued because the value or potential for growth has been overlooked by many investors or because recent changes in the economy, industry or the company have not yet been reflected in the price of the securities. In order to increase the Fund's portfolio income, the Fund may invest in securities that provide current dividends or, in the opinion of the Adviser, have a potential for dividend growth in the future. Investments will be sold if they no longer meet the Fund's criteria for investment.

Investment Objectives, Strategies and Risks [LOGO]

                     HSBC INVESTOR INTERNATIONAL EQUITY FUND

TICKER SYMBOL: RINEX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


The investment objective of the International Equity Fund is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers and securities whose principal markets are outside of the United States. The Fund seeks to achieve its investment objective by investing all of its assets in the International Equity Portfolio, which has the same investment objective as the Fund. The principal investments of the Portfolio will be in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East.



The approach to investing of the AllianceBernstein Investment Research and Management, the Portfolio's investment sub-adviser, relies on extensive field research and direct company contact. It is a fundamental value-oriented approach that attempts to identify the difference between the underlying value of a company and the price of its security in the market.



Consistent with the investment objective of the Fund, the Portfolio:


      - will normally invest at least 80% of its assets in equity securities of foreign corporations, consisting of common stocks, and other securities with equity characteristics, including preferred stock, warrants, rights, securities convertible into common stock, trust certificates, limited partnership interests and equity participations.

      - may invest up to 20% of its assets in equity securities of companies in emerging markets.

      - intends to have at least three different countries, other than the United States, represented in its portfolio and intends to invest primarily in companies with large market capitalizations.

      - may, under exceptional circumstances, temporarily invest part or all of its assets in fixed income securities denominated in foreign currencies, domestic or foreign government securities, and nonconvertible preferred stock, or hold its assets in cash or cash equivalents.

      - may invest in derivative instruments, including, but not limited to, foreign currency futures contracts and options on foreign currencies and foreign currency futures.


      - may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.


      - may lend securities to brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.

      - may purchase and sell securities on a "when-issued" basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.

Investment Objectives, Strategies and Risks [LOGO]

                       HSBC INVESTOR SMALL CAP EQUITY FUND

TICKER SYMBOL:  RESCX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


The investment objective of the Small Cap Equity Fund is to seek long-term growth of capital by investing in equity securities of emerging growth companies. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities. Emerging growth companies are companies which Westfield Capital Management Company, LLC, the Fund's investment sub-adviser, believes offer superior prospects for growth and are either:


      - early in their cycle but which have the potential to become major enterprises, or

      - are major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.


The Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Small Cap Equity Portfolio, which has the same investment objective as the Fund. Consistent with the Fund's investment objective, the Portfolio:



      - will normally invest at least 80% of its assets in equity securities of small capitalization companies, of which at least 65% will be equity securities issued by emerging growth companies. While emerging growth companies may be of any size, the Portfolio will generally focus on small cap emerging growth companies that are early in their life cycle. Small cap companies are defined by the investment sub-adviser as those companies with market capitalizations within the range of market capitalizations of companies represented in the Russell 2500 Growth Index (as of January 31, 2004, between $63 million and $6.69 billion). This index is a widely recognized, unmanaged index of small cap common stock prices. The investment sub-adviser would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. Investments in emerging growth companies may include securities listed on a securities exchange or traded in the over-the-counter markets.


      - may invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment.

      - may invest up to 20% of its assets in foreign securities.

      - will invest primarily in common stocks, but may, to a limited extent, seek appreciation in other types of securities when relative values and market conditions make such purchases appear attractive.

      - may invest part or all of its assets in cash (including foreign currency) or short-term obligations during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests. These investments may include certificates of deposit, commercial paper, short-term notes and U.S. Government securities.

      - may invest in derivative instruments, including, but not limited to, financial and foreign currency futures contracts as well as options on securities, foreign currencies, and foreign currency futures.

      - may invest in fixed income securities, which may include bonds, debentures, mortgage securities, notes, bills, commercial paper, and U.S. Government securities.


      - may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.


      - may lend securities to brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.

The investment sub-adviser uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. Securities are selected based upon fundamental analysis of a company's cash flow, industry position, potential for high-profit margins, and strength of management, as well as other factors.

Investment Objectives, Strategies and Risks [LOGO]

                            HSBC INVESTOR VALUE FUND


Ticker Symbol:  HIVYX


INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


The investment objective of the Value Fund is long-term growth of capital and income. The Fund seeks to achieve its investment objective by investing all of its assets in the Value Portfolio, which has the same investment objective as the Fund. The Portfolio seeks to achieve its investment objective by primarily investing in U.S. and foreign equity securities of companies with large and medium capitalizations that possess opportunities under appreciated or misperceived by the market.



NWQ Investment Management Co., LLC, the Portfolio's investment sub-adviser, utilizes a "value" style of investing. NWQ seeks to identify undervalued companies where a catalyst exists -- such as new management, industry consolidation, company restructuring or a change in the company's fundamentals -- to recognize value or improve a company's profitability. The investment process seeks to add value through active management and through research aimed at selecting companies that reflect hidden opportunities underpriced by the market. NWQ's value driven investment strategy is based on bottom up fundamental research, which focuses on fundamental valuation, qualitative analysis and downside protection.



Consistent with the investment objective of the Fund, the Portfolio:


      - may invest in a broad range of equity securities of U.S. and foreign companies, including debt securities, warrants or rights that can be converted into common stock.

      - may invest in derivative instruments, including, but not limited to, futures contracts, options on securities, securities indices and foreign currencies.

      - may invest up to 20% of its assets, in bonds and other debt securities, including lower rated, high-yield bonds, commonly referred to as "junk bonds."

      - may invest without limit in short-term debt and other high-quality, fixed income securities, including U.S. and foreign government securities, certificates of deposit and bankers' acceptances of U.S. and foreign banks, and commercial paper of U.S. or foreign issuers.


      - may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.


      - may lend securities to brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.

Investment Objectives, Strategies and Risks [LOGO]

GENERAL RISK FACTORS: ALL FUNDS

An investment in a Fund is subject to investment risks, including the possible loss of the principal amount invested. Each Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.


Generally, each Fund and its corresponding Portfolio, if applicable will be subject to the following risks:


      - Market Risk. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap or mid-cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

      - Fixed Income Securities: The value of investments in fixed income securities will fluctuate as interest rates decrease or increase. In addition, these securities may accrue income that is distributable to shareholders even though the income may not yet have been paid to a Fund or Portfolio. If so, a Fund or Portfolio may need to liquidate some of its holdings and forego the purchase of additional income-producing assets. Regarding certain federal agency securities or government sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government sponsored agencies), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor insured by the United States Treasury.

      - Credit Risks: A Fund could lose money if the issuer of a fixed income security owned by the Fund or Portfolio is unable to meet its financial obligations.

      - Lending of Portfolio Securities: In order to generate additional income, the Funds may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

      - Derivatives: A Fund may invest in various types of derivative securities. Generally, a derivative is a financial arrangement the value of which is based on (or "derived" from) a traditional security, asset, or market index. Derivative securities include, but are not limited to, options and futures transactions, forward foreign currency exchange contracts, swaps, mortgage- and asset-backed securities, and "when-issued" securities. There are, in fact, many different types of derivative securities and many different ways to use them.

            The use of derivative securities is a highly specialized activity and there can be no guarantee that their use will increase the return of a Fund or protect its assets from declining in value. In fact, investments in derivative securities may actually lower a Fund's return if such investments are timed incorrectly or are executed under adverse market conditions. In addition, the lack of a liquid market for derivative securities may prevent a Fund from selling unfavorable positions, which could result in adverse consequences.


            Each Fund may invest in different kinds of derivative securities. The Statement of Additional Information contains detailed descriptions of the derivative securities in which each Fund may invest and a discussion of the risks associated with each security. To request a Statement of Additional Information, please refer to the back cover of this prospectus.


      - Repurchase Agreements: The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio or Fund may incur a loss upon disposition of the securities. There is also the risk that the seller of the agreement may become insolvent and subject to liquidation.

Investment Objectives, Strategies and Risks [LOGO]

      - Illiquid Securities: Each Fund may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sale. A Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.


      - Portfolio Turnover. Each Fund or its corresponding Portfolio is actively managed and, in some cases the Fund's or the Portfolio's portfolio turnover, may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Funds and their shareholders and may result in a lower net asset value. High portfolio turnover (over 100%) also may result in the realization of substantial net short-term capital gains, which when distributed are taxable to shareholders. The trading costs and tax affects associated with turnover may adversely affect a Fund's performance.


      - Temporary Defensive Positions. In order to meet liquidity needs or for temporary defensive purposes, each Fund may invest up to 100% of its assets in fixed income securities, money market securities, certificates of deposit, bankers' acceptances, commercial paper or in equity securities which, in the Adviser's opinion, are more conservative than the types of securities that the Fund typically invests in. To the extent a Fund is engaged in temporary or defensive investments, the Fund will not be pursuing their investment objective.

      - Returns Are Not Guaranteed: An investment in a Fund is neither insured nor guaranteed by the U.S. Government. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by HSBC or any other bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.


SPECIFIC RISK FACTORS: FOREIGN AND HIGH YIELD/HIGH RISK SECURITIES
(GROWTH FUND, FIXED INCOME FUND, INTERNATIONAL EQUITY FUND, SMALL CAP EQUITY FUND, LIMITED MATURITY FUND, GROWTH AND INCOME FUND, VALUE FUND)


Foreign securities involve investment risks different from those associated with domestic securities. Foreign investments may be riskier than U.S. investments because of unstable international political and economic conditions, foreign controls on investment and currency exchange rates, withholding taxes, and a lack of adequate company information, liquidity, and government regulation.

Investments in foreign emerging markets present greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, a number of emerging markets restrict foreign investment in stocks. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility.

High yield/high risk securities ("junk bonds") may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. If the issuer of high yield/high risk securities defaults, the Fund or Portfolio may incur additional expenses to seek recovery. High yield/high risk securities may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely effect and cause large fluctuations in the daily net asset value of the Funds.

SPECIFIC RISK FACTORS: "WHEN-ISSUED" SECURITIES
(NEW YORK TAX-FREE BOND FUND, FIXED INCOME FUND, INTERNATIONAL EQUITY FUND, LIMITED MATURITY FUND, GROWTH AND INCOME FUND, MID-CAP FUND)

The price and yield of securities purchased on a "when-issued" basis is fixed on the date of the commitment but payment and delivery are scheduled for a future date. Consequently, these securities present a risk of loss if the other party to a "when-issued" transaction fails to deliver or pay for the security. In addition, purchasing securities on a "when-issued" basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the "when-issued" security may have a lesser (or greater) value at the time of settlement than the Fund's or Portfolio's payment obligation with respect to that security.

Investment Objectives, Strategies and Risks [LOGO]

SPECIFIC RISK FACTORS: MORTGAGE-BACKED SECURITIES AND SWAPS
(FIXED INCOME FUND, LIMITED MATURITY FUND, GROWTH AND INCOME FUND, MID-CAP FUND, SMALL CAP EQUITY FUND)

Mortgage- and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial assets. Mortgage- and asset-backed securities are subject to prepayment, extension, market, and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Conversely, an extension risk is present during periods of rising interest rates, when a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities. Market risk reflects the risk that the price of the security may fluctuate over time as a result of changing interest rates or the lack of liquidity. Credit risk reflects the risk that the Fund or Portfolio may not receive all or part of its principal because the issuer has defaulted on its obligations.

A swap is an agreement to change the return generated by one instrument for the return generated by another instrument. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the other party to the swap defaults, the Fund or Portfolio may lose interest payments that it is contractually entitled to receive and may, in some cases, lose the entire principal value of the investment security.

SPECIFIC RISK FACTORS: CONCENTRATION
(NEW YORK TAX-FREE BOND FUND)

Because the Fund will concentrate its investments in New York and may concentrate a significant portion of its assets in the securities of a single issuer or sector, investment in this Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York Municipal Obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions that adversely affect these industries could affect the ability of New York and its localities to meet its financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City, which has required and continues to require significant financial assistance from New York. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment.


SPECIFIC RISK FACTORS: CAPITALIZATION RISK
(MID-CAP FUND, SMALL CAP EQUITY FUND)


Capitalization risk is the risk customarily associated with investments in smaller capitalization companies due to limited markets and financial resources, narrow product lines and frequent lack of depth of management. Stocks of smaller companies may trade infrequently or in lower volumes, making it difficult for the Fund to sell its shares at the desired price. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes.

SPECIFIC RISK FACTORS: EXPOSURE TO TECHNOLOGY-RELATED RISK
(MID-CAP FUND, SMALL CAP EQUITY FUND)

The mid-cap sector of the stock market includes a significant number of companies the securities of which may be characterized as technology or technology-related investments. While each Fund does not as matter of investment strategy seek to invest disproportionately in such securities, the value of each Fund's investments may be impacted by developments affecting technology and technology-related stocks generally.

PORTFOLIO HOLDINGS



A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information and on the Funds' website at www.investorfunds.hsbc.com. To request a copy of the Funds' Statement of Additional Information, please refer to the back cover of this prospectus.

Fund Management [LOGO]

                             THE INVESTMENT ADVISER


HSBC Asset Management (Americas) Inc. (the "Adviser"), 452 Fifth Avenue, New York, New York 10018, is the investment adviser for the Funds, pursuant to Investment Advisory contracts with HSBC Investor Funds (the "Trust") and HSBC Investor Portfolios. The Adviser is a wholly-owned subsidiary of HSBC Bank USA, a New York State chartered bank, which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company, (collectively "HSBC"). HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. For the period ending December 31, 2004, HSBC managed $__ billion in the HSBC Investor Family of Funds.


The Trust and the Adviser have received an exemptive order from The Securities and Exchange Commission that allows the Adviser to implement new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees, but without shareholder approval.

The following companies serve as investment sub-advisers of their respective Funds and Portfolios. The investment sub-advisers make the day-to-day investment decisions and continuously review, supervise and administer investment programs.


Growth Fund (Growth Portfolio): Waddell & Reed Investment Management Company ("Waddell & Reed") located at 6300 Lamar Avenue, Overland Park, Kansas 66202 serves as investment sub-adviser to the Growth Portfolio. As of December 31, 2004, Waddell & Reed, together with its investment management affiliate, managed approximately $__ billion in total assets.



The International Equity Fund (International Equity Portfolio): The AllianceBernstein Investment Research and Management ("AllianceBernstein"), located at 1345 Avenue of the Americas, 39th floor, New York, NY 10105, serves as sub-adviser to the International Equity Portfolio. AllianceBernstein is an indirect wholly-owned subsidiary of Alliance Capital Management L.P. ("Alliance"). AllianceBernstein, which was founded as Sanford C. Bernstein & Co., Inc., a registered investment advisor and broker/dealer, was acquired by Alliance in October 2000 and has managed value-oriented investment portfolios since 1967. As of December 31, 2004, AllianceBernstein had $__ billion in assets under management.



The Small Cap Equity Fund (Small Cap Equity Portfolio); Westfield Capital Management Company, LLC ("Westfield"), a subsidiary of Boston Private Financial Holdings since 1997, was founded in 1989 and specializes in growth portfolios. Its principal office is located at One Financial Center, Boston, MA 02111. As of December 31, 2004, Westfield had $__ billion under management.



Value Fund (Value Portfolio): NWQ Investment Management Co., LLC ("NWQ"), located at 2049 Century Park East, 4th Floor, Los Angeles, California 90067, serves as investment sub-adviser to the Value Portfolio. NWQ is a wholly owned subsidiary of Nuveen Investments, Inc., a publicly traded company, except for a minority interest owned by certain members of NWQ management. As of December 31, 2004, NWQ had $__ billion in assets under management.

Fund Management [LOGO]

                             THE INVESTMENT ADVISER
                                    CONTINUED


For these advisory and management services, the Funds or Portfolios paid a management fee as follows:



                                                               PERCENTAGE OF
                                                             AVERAGE NET ASSETS
                                                              AS OF 10/31/04*
Limited Maturity Fund                                               %
Fixed Income Fund                                                   %
New York Tax-Free Bond Fund                                         %
Growth and Income Fund                                              %
Mid-Cap Fund                                                        %
International Equity Fund                                           %
Small Cap Equity Fund                                               %


* Actual fees paid on behalf of the Funds and Portfolios during the previous fiscal year may be higher than the current contractual fees due to breakpoints in the investment adviser's fee, which are based on the value of the assets in the Fund or Portfolio. The advisory fees stated above are based on the value of the assets in the Fund or Portfolio.


The Growth Fund and Value Fund have been in operation for less than a full fiscal year. The Adviser is entitled to receive management fees from the Growth Portfolio and the Value Portfolio at the following annual rates of the respective Funds' average daily net assets:



Growth Portfolio        First $0 to $50 million of Fund assets      0.500%
                        next $50 to $100 million of Fund assets     0.425%
                        next $100 to $200 million of Fund assets    0.375%
                        $200 million of Fund assets and up          0.325%

Value Portfolio         First $0 to $500 million of Fund assets     0.525%
                        next $500 to $1 billion of Fund assets      0.475%
                        $1 billion of Fund assets and up            0.425%

Fund Management [LOGO]

                               PORTFOLIO MANAGERS

THE NEW YORK TAX-FREE BOND FUND:


      - Jerry Samet, Senior Fixed Income Portfolio Manager, manages both municipal and taxable bond portfolios for HSBC Asset Management (Americas) Inc. Prior to joining HSBC Asset Management (Americas) Inc. (formerly Marinvest) in February 1996, Mr. Samet worked for Bankers [TRUST] in the Private Clients Group for eight years. He was a portfolio manager/trader for six years, and prior to that, he was a trading assistant for two years. He is a graduate of Fordham University with an M.B.A. in Finance, with a concentration in portfolio management (1995) and a B.A. in Economics and History from the City University of New York, Queens College (1988).


GROWTH FUND (GROWTH PORTFOLIO):

      - Daniel P. Becker, CFA, Senior Vice President; Philip J. Sanders, CFA, Senior Vice President; and Chace Brundige have primary portfolio management responsibility for the Growth Portfolio. Mr. Becker joined Waddell & Reed in October 1989 as an investment analyst. In January 1994 he assumed responsibility for equity institutional accounts. In January 1997 he was named portfolio manager. Mr. Sanders joined Waddell & Reed in August 1998 as a vice president and portfolio manager. He was appointed senior vice president in July 2000. Mr. Brundige began his investment career at UMB Financial Corp. in 1991. He joined TCW/WestBridge Ventures LLC as a vice president and limited partner in September 1999. He rejoined Waddell & Reed in August 2003 as an assistant portfolio manager to the large cap growth equity team.

THE MID-CAP FUND:


      - Mr. Thomas D'Auria, CFA, Chief Investment Officer -- U.S. Equities, manages the Mid-Cap Fund. Prior to joining HSBC in late 1997, Mr. D'Auria worked as Vice President and Senior Fund Analyst at Merrill Lynch Asset Management for four years. Prior to working at Merrill Lynch, Mr. D'Auria held research positions at Midlantic National Bank and Dreman Value Management. The U.S. Equity team consists of 12 analysts, managers and dealers who provide investment support for the Fund.


THE GROWTH AND INCOME FUND:


      - Mr. Thomas D'Auria, CFA, Chief Investment Officer -- U.S. Equities, manages the Growth and Income Fund. Prior to joining HSBC in late 1997, Mr. D'Auria worked as Vice President and Senior Fund Analyst at Merrill Lynch Asset Management for four years. Prior to working at Merrill Lynch, Mr. D'Auria held research positions at Midlantic National Bank and Dreman Value Management. The U.S. Equity team consists of 12 analysts, managers and dealers who provide investment support for the Fund.


THE FIXED INCOME FUND (FIXED INCOME PORTFOLIO):


      - Jerry Samet, Senior Fixed Income Portfolio Manager, manages both municipal and taxable bond portfolios for HSBC Asset Management (Americas) Inc. Prior to joining HSBC Asset Management (Americas) Inc. (formerly Marinvest) in February 1996, Mr. Samet worked for Bankers [TRUST] in the Private Clients Group for eight years. He was a portfolio manager/trader for six years, and prior to that, he was a trading assistant for two years. He is a graduate of Fordham University with an M.B.A. in Finance, with a concentration in portfolio management (1995) and a B.A. in Economics and History from the City University of New York, Queens College (1988).

Fund Management [LOGO]

                               PORTFOLIO MANAGERS
                                    CONTINUED

THE INTERNATIONAL EQUITY FUND (INTERNATIONAL EQUITY PORTFOLIO):

      - Mr. Kevin F. Simms manages the International Equity Fund (International Equity Portfolio). Mr. Simms was named co-CIO -- International Value equities in 2003, which he has assumed in addition to his role as director of research -- Global and International Value equities, a position he has held since 2000. As research director, he was instrumental in implementing significant enhancements to Bernstein's cross-border research process. Between 1998 and 2000, Mr. Simms served as director of research -- Emerging Markets Value equities. He joined Bernstein in 1992 as a research analyst, and his industry coverage over the next six years included financial services, telecommunications and utilities. Before joining the firm, Mr. Simms was a certified public accountant with Price Waterhouse for three years. He earned a BSBA from Georgetown University and an MBA from Harvard Business School. Location:
        New York.

SMALL CAP EQUITY FUND (SMALL CAP EQUITY PORTFOLIO):


      - Westfield uses a team approach to investment management. The team consists of eleven professionals with an average 14 years of investment experience. William A. Muggia, President, is Chief Investment Officer of the firm and oversees the eleven-member Investment Committee. All portfolio decisions are made by consensus at the Committee-level. Mr. Muggia has been at Westfield since 1994 and has been Chief Investment Officer since 2002. Prior to Westfield, Mr. Muggia spent two years at Alex Brown & Sons and seven years at Kidder Peabody & Co. Mr. Muggia earned his MBA degree from Harvard Business School and received a BA from Middlebury College.


LIMITED MATURITY FUND (LIMITED MATURITY PORTFOLIO):

      - Mr. John B. Cuccia is responsible for the day-to-day management of the Fund's portfolio. Mr. Cuccia joined HSBC in 1998 and is responsible for managing institutional and retail intermediate taxable fixed income portfolios.

VALUE FUND (VALUE PORTFOLIO):


      - Jon Bosse, Chief Investment Officer, heads the investment team of industry specific equity analysts and has primary portfolio management responsibility for the Value Portfolio. Mr. Bosse joined NWQ in 1996. Prior to that time, he was director of research and a portfolio manager at Arco Investment Management Company. He earned his MBA degree from the University of Pennsylvania, Wharton School of Business. Edward C. (Ted) Friedel, CFA, Managing Director, co-manages the Portfolio with Mr. Bosse and is a member of the investment policy committee of NWQ as well. He has 21 Years with NWQ as a managing director, portfolio manager and investment strategist. Prior to joining NWQ in 1983, Mr. Friedel was Vice President with Beneficial Standard Investment Management for 12 years. He has earned an M.B.A. from Stanford University.

The Statement of Additional Information provides additional information regarding the Funds' portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.


THE DISTRIBUTOR AND ADMINISTRATOR


BISYS Fund Services ("BISYS"), located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds' administrator (the "Administrator"). Management and administrative services of BISYS include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.


BISYS also serves as the distributor (the "Distributor") of the Funds' shares. BISYS may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

The Statement of Additional Information has more detailed information about the Investment Adviser, Distributor and Administrator, and other service providers.

THE TWO-TIER FUND STRUCTURE


The Limited Maturity Fund, the Growth Fund, the Fixed Income Fund, the International Equity Fund, the Small Cap Equity Fund and the Value Fund each seeks to achieve its investment objective by investing all of the Fund's investable assets in the HSBC Investor Limited Maturity Portfolio, the HSBC Investor Growth Portfolio, the HSBC Investor Fixed Income Portfolio, the HSBC Investor International Equity Portfolio, the HSBC Investor Small Cap Equity Portfolio and the HSBC Investor Value Portfolio, respectively, series of a separate open-end investment company each having the same investment objective as the respective Fund. This is referred to as a "master/feeder" arrangement because one fund (the "feeder" fund) "feeds" its assets into another fund (the "master fund"). The two-tier investment fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach. For example, other mutual funds and institutional investors may invest in the Portfolios on the same terms and conditions as the Funds (although they may have different sales commissions and other operating expenses that may generate different returns). As with traditionally structured funds which have large investors, the actions of these mutual funds and institutional investors (or other large investors) may have a material effect on smaller investors in the Fund. For example, if a large investor withdraws from a Portfolio (a "master fund"), operating expenses may increase, thereby producing lower returns for investors in the Funds ("feeder funds"). Additionally, the Portfolio may become less diverse, resulting in increased portfolio operating expenses.


Except as permitted, whenever a Fund is requested to vote on a matter pertaining to its corresponding Portfolio, the Fund will hold a meeting of its shareholders. At the meeting of investors in the Portfolio, the Fund will cast all of its votes in the same proportion as the votes of the Fund's shareholders.

The investment objective of each Fund and Portfolio may be changed without approval of the shareholders. A Fund may withdraw its investment in its corresponding Portfolio as a result of certain changes in the Portfolio's investment objective, policies or restrictions or if it is in the best interests of the Fund to do so.

Shareholder Information [LOGO]

                             PRICING OF FUND SHARES

HOW NAV IS CALCULATED


The NAV is calculated by dividing the total value of a Fund's investments and other assets attributable to a class of shares, less any liabilities attributable to that class, by the number of outstanding shares of that class:


                   NAV = Total Assets - Liabilities
                         --------------------------
                             Number of Shares
                               Outstanding

THE INCOME AND EQUITY FUNDS

The net asset value per share (NAV) is determined once each day at the close of regular trading on the New York Stock Exchange, normally at 4 p.m. Eastern time on days the Exchange is open.


The New York Stock Exchange is open every weekday except for the days on which national holidays observed. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. The Fixed Income Funds will be closed on Columbus Day and Veterans Day.



Your order for the purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund.

The value of assets in a Fund's portfolio or held by a Portfolio is determined on the basis of their market value, or where market quotations are not readily available or are deemed unreliable due to a significant event or otherwise, based on fair value as determined in good faith in accordance with the procedures established by, and under the general supervision of, the Funds' Board of Trustees. Certain of the Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. The value of portfolio securities held by those Funds may change on days when shareholders will not be able to purchase or redeem shares.



FAIR VALUE PRICING POLICIES



A Fund or Portfolio will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In addition, the Pricing Committee will review exception priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) on a quarterly basis. In these situations, the Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of a Fund's net asset value price, which should eliminate the potential for stale pricing arbitrage in a Fund. However, fair value pricing involves the risk that the values used by a Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.



A "significant event" is one that occurred prior to a Fund's valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such "significant events" relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund's accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee.

Shareholder Information [LOGO]

PURCHASING AND ADDING TO YOUR SHARES


You may purchase shares of the Funds through the Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.


Orders received by an investment representative that has been authorized to accept orders on the Trust's behalf prior to the time each Fund determines its NAV will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each investment representative's agreement with the Trust permits the investment representative to transmit orders received by the investment representative prior to the time each Fund determines its NAV to the Trust after that time and allows those orders to be executed at the closing share price determined on the day the order was received by the investment representative.


DELIVERY OF SHAREHOLDER DOCUMENTS



In an effort to reduce the cost associated with the printing and mailing of prospectuses and annual reports as well as reduce the likelihood of our shareholders receiving duplicative mailings, the Funds intend to mail only one prospectus and shareholder report to shareholders having the same last name and residing at a common address. If you wish to receive separate copies of the prospectuses and shareholder reports, please contact your Financial Advisor or Account Officer at the institution where you have your account.



If you are a client of HSBC Securities (USA) Inc. please send your request to the address below.



HSBC Securities Mutual Funds
452 Fifth Avenue - 2nd Floor
New York, NY 10018



If your account is direct with the Fund, please mail your request to the address below:



HSBC Investor Funds
PO Box 182845
Columbus, Ohio 43218-2845



The Funds will begin sending you individual copies thirty days after receiving your request.



If you have any questions regarding the delivery of shareholder documents, please call 1-888-525-5757.

Shareholder Information [LOGO]

                      PURCHASING AND ADDING TO YOUR SHARES


All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders, travelers' checks and credit card convenience checks are not accepted. [Bank starter checks will not be accepted for initial purchases.]


A Fund may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

                                          MINIMUM
                                          INITIAL              MINIMUM
ACCOUNT TYPE                             INVESTMENT           SUBSEQUENT
ADVISOR, CLASS Y OR
TRUST SHARES

Regular (non-retirement)                $1,000,000*              N/A

* HSBC clients that maintain an investment management account are not subject to the minimum initial investment requirements.

AVOID 28% TAX WITHHOLDING

The Funds are required to withhold 28% (in 2004) of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Funds with their certified taxpayer identification number in compliance with IRS rules, or if you or the Funds have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather it is a way in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT
BY REGULAR MAIL OR BY OVERNIGHT SERVICE

Initial Investment:

If purchasing through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1. Carefully read, complete, and sign the account application. Establishing your account privileges now saves you the inconvenience of having to add them later.


2. Make your check payable to "HSBC Investor Funds" and include the name of the appropriate Fund(s) on the check.


3.    Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.


Subsequent Investments:


1.    Use the investment slip attached to your account statement.

      Or, if unavailable,

2.    Include the following information in writing:

      - Fund name

      - Share class

      - Amount invested

      - Account name

      - Account number

3.    Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

ELECTRONIC VS. WIRE TRANSFER

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.

Shareholder Information [LOGO]

                              PURCHASING AND ADDING TO YOUR SHARES
                              CONTINUED

ELECTRONIC PURCHASES

Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. Your bank or broker may charge for this service.


Select the electronic purchase option on your account application or call 1-800-782-8183. Your account can generally be set up for electronic purchases within 15 days.


Call 1-800-782-8183 to arrange a transfer from your bank account.

BY WIRE TRANSFER

For information on how to request a wire transfer, call 1-800-782-8183.

AUTOMATIC INVESTMENT PLAN

You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you've invested the $250 minimum required to open the account.

To invest regularly from your bank account:

Complete the Automatic Investment Plan portion on your Account Application.

Make sure you note:

      -     Your bank name, address and account number

      -     The amount you wish to invest automatically (minimum $25)

      - How often you want to invest (every month, 4 times a year, twice a year or once a year)

      -     Attach a voided personal check.

To invest regularly from your paycheck or government check:

Call 1-800-782-8183 for an enrollment form.

DIRECTED DIVIDEND OPTION


By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in the Fund or reinvested in another HSBC Investor Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time by calling 1-800-782-8183.


CUSTOMER IDENTIFICATION INFORMATION


To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on U.S. Government lists of known or suspected terrorists and terrorist organizations.


As a result, the Funds must obtain the following information for each person that opens a new account:

      -     Name;

      -     Date of birth (for individuals);

      - Residential or business street address (although post office boxes are still permitted for mailing); and

      - Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Shareholder Information [LOGO]

                                PURCHASING AND ADDING TO YOUR SHARES
                                CONTINUED

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.


MARKET TIMING



In accordance with policies and procedures adopted by the Board of Trustees, the Funds discourage market timing and other excessive trading practices. The Funds are intended primarily for use as long-term investment vehicles. Frequent short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders.



To deter market timing, the Funds impose redemption fees on shares sold or exchanged within thirty days of purchase. The redemption fees are in addition to any applicable contingent deferred sales charges. Because money market funds are designed to accommodate frequent trading, the redemption fee will not be assessed on sales of shares or exchanges out of the HSBC Investor Money Market Funds. Redemption fees are also not charged on specified types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans. Further exceptions and information are found in this prospectus under "Shareholder Information - Redemption Fees." As a further deterrent to excessive trading, many foreign securities held by the International Equity Portfolio are priced by an independent pricing service using fair valuation. For more information on fair valuation, see "Pricing of Fund Shares - Fair Value Pricing Policies."



The Funds and the Adviser reserve the right to reject or restrict purchase or exchange requests from any investor and also reserve the right to close any account in which a pattern of excessive or abusive trading has been identified.



The Funds cannot guarantee that they will detect every market timer due to the limitations inherent in their technological systems. In addition, although the Funds will attempt to assess the redemption fee on all applicable redemptions, the Funds cannot guarantee that it will succeed in doing so. Certain omnibus accounts or retirement plans may be unable or unwilling to collect the redemption fee from their underlying accounts. The Funds reserve the right to modify their policies and procedures at any time without prior notice as the Funds deem necessary in their sole discretion to be in the best interests of Fund shareholders, or to comply with state or Federal legal requirements.


DIVIDENDS AND DISTRIBUTIONS

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Capital gains are distributed at least annually.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution, which may be taxable.

Shareholder Information [LOGO]

                               SELLING YOUR SHARES

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received in proper form by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See section on "Selling Your Shares."

WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

INSTRUCTIONS FOR SELLING SHARES

If selling your shares through you financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

BY TELEPHONE

(unless you have declined telephone sales privileges)

      1. Call 1-800-782-8183 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See "Selling Your Shares -- Verifying Telephone Redemptions")

BY MAIL OR OVERNIGHT SERVICE

(See "Selling Your Shares -- Redemptions in Writing Required")

      1. Call 1-800-782-8183 to request redemption forms or write a letter of instruction indicating:

            -     your Fund and account number

            -     amount you wish to redeem

            -     address where your check should be sent

            -     account owner signature

      2.    Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio
            43218-2845.

WIRE TRANSFER


You must select this option on your account application.


Call 1-800-782-8183 to request a wire transfer.

If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day. Otherwise, it will normally be wired on the second business day after your call.

The Fund may charge a wire transfer fee.

Note: Your financial institution may also charge a separate fee.

ELECTRONIC REDEMPTIONS

Call 1-800-782-8183 to request an electronic redemption. Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank. If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days. Your bank may charge for this service.

Shareholder Information [LOGO]

                           SELLING YOUR SHARES
                           CONTINUED

SYSTEMATIC WITHDRAWAL PLAN

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:

      - Make sure you have checked the appropriate box on the Account Application, or call 1-800-782-8183.

      -     Include a voided personal check.

      - Your account must have a value of $10,000 or more to start withdrawals.

      - If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing in the following situations:

1.    Redemptions by Individual Retirement Accounts ("IRAs").

2. Redemption requests requiring a signature guarantee, which include any of the following:


      -     Your account address has changed within the last 15 business days;


      -     The check is not being mailed to the address on your account;

      -     The check is not being made payable to the owner of the account;

      - The redemption proceeds are being transferred to another Fund account with a different registration; or

      - The redemption proceeds are being wired to bank instructions currently not on your account.

You must obtain a signature guarantee from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

VERIFYING TELEPHONE REDEMPTIONS

The Funds make every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.


REDEMPTIONS WITHIN 15 DAYS OF INITIAL OR SUBSEQUENT INVESTMENT



When you have made your initial and subsequent investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days).

Shareholder Information [LOGO]

                          SELLING YOUR SHARES
                          CONTINUED

REDEMPTION FEE


The Funds will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations as described below. The redemption fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale.


The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions. The redemption fee may also not apply on certain types of accounts such as certain omnibus accounts or retirement plans or other accounts to which application of the redemption fee is not technologically feasible. The redemption fee may also not apply to redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs, systematic withdrawal plans, redemptions requested within 30 days following the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested pursuant to minimum required distributions from retirement plans or redemptions initiated by the Funds.


DELAY IN PAYMENT OF REDEMPTION PROCEEDS


Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

CLOSING OF SMALL ACCOUNTS

If your account falls below $50 due to redemptions, the Fund may ask you to increase your balance. If it is still below $50 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

REDEMPTION PROCEEDS

Redemption proceeds are generally paid in cash, but the Funds reserve the right to pay all or part of any redemption proceeds in kind, that is, in securities with a market value equal to the redemption price. If the Funds make a payment in securities, the securities will be valued in the same manner as NAV is calculated. The Funds may provide these securities in lieu of cash without prior notice. You would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains you may realize from the sale, or from the sale of securities you receive.


UNDELIVERABLE DISTRIBUTION CHECKS



For any shareholder who chooses to receive distributions in cash, if distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account may be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.


DISTRIBUTION ARRANGEMENTS/SALES CHARGES

There is no sales charge on purchases of Advisor, Class Y, or Trust Shares. In addition, there are no 12b-1 distribution fees paid from the Funds for Advisor, Class Y, or Trust Shares.


DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS - REVENUE SHARING



The Advisor, Administrator and/ or their affiliates may pay out of their own assets compensation to broker-dealers and other persons for the sale and distribution of the Shares and/ or for the servicing of the Shares.

SHAREHOLDER INFORMATION

                             EXCHANGING YOUR SHARES


You can exchange your shares in one Fund for shares of the same class of another HSBC Investor Fund, usually without paying additional sales charges (see "Notes on Exchanges"). The Trust Shares of the HSBC Investor Mid- Cap Fund are eligible for exchange into the HSBC Investor Funds Class Y. No transaction fees are charged for exchanges. You should note, however, that the Funds will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations. For more information on the redemption fee, see "Redemption Fee" on page __.


You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

INSTRUCTIONS FOR EXCHANGING SHARES

Exchanges may be made by sending a written request to HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845 or by calling 1-800-782-8183. Please provide the following information:

      -     Your name and telephone number

      -     The exact name on your account and account number

      -     Taxpayer identification number (usually your social security number)

      -     Dollar value or number of shares to be exchanged

      -     The name of the Fund from which the exchange is to be made

      -     The name of the Fund into which the exchange is being made.

See "Selling Your Shares" for important information about telephone transactions.

To prevent disruption in the management of the Funds, due to market timing strategies, excessive exchange activity may be limited.

NOTES ON EXCHANGES

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Be sure to read the prospectus carefully of any Fund into which you wish to exchange shares.

SHAREHOLDER INFORMATION [LOGO]

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Please see the Funds' Statement of Additional Information for more information. Because everyone's tax situation is unique, you should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

      - A Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive.

      - Any income a Fund receives and any capital gain that a Fund derives is paid out, less expenses, to its shareholders.


      - Dividends on all Income Funds are paid monthly. [Dividends for the Growth and Income Fund, the Small Cap Equity Fund and the Value Fund are paid semi-annually. Dividends for the Growth Fund, the International Equity Fund and the Mid-Cap Fund are paid annually.] Capital gains for all Funds are distributed at least annually. Unless a shareholder elects to receive dividends in cash, dividends will be automatically invested in additional shares of the Fund.


      - Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

      - Tax legislation enacted in 2003 generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do no apply to corporate taxpayers. Distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

      - In most cases, dividends from the Income Funds are primarily attributable to interest and, therefore, do not qualify for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock, as described above. Instead, dividends attributable to interest will be taxed at the ordinary income tax rate applicable to the taxpayer. However, distributions of tax-exempt interest income by the New York Tax-Free Bond Fund are expected to be exempt from the regular federal income tax. If a Fund designates a dividend as a capital gain distribution (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares. Distributions of short-term capital gain (e.g., when the Fund has a gain from the sale of an asset it held for one year or less) are taxable at ordinary income tax rates.

      - A portion of any tax-exempt interest distributions may be treated as a tax-preference item (or be included in a corporation's adjusted current earnings) for purposes of the federal and/or state alternative minimum tax. The federal alternative minimum tax is a different method of determining income tax to ensure that taxpayers, who under the ordinary method of computing federal income tax would be entitled to large deductions, pay at least a minimum amount of tax. If a taxpayer's alternative minimum tax exceeds the taxpayer's ordinary tax liability, the excess amount of alternative minimum tax must be paid in addition to the taxpayer's ordinary tax liability. Certain items, called tax-preference items, which are tax-exempt for purposes of computing ordinary federal income tax liability are taxable for alternative minimum tax purposes.

      - Dividends are taxable in the year in which they are paid, even if they appear on your account statement the following year. If a Fund declares a dividend in October, November or December of a year and distributes the dividend in January of the next year, you may be taxed as if you received it in the year declared rather than the year received.

      - There may be tax consequences to you if you dispose of your shares in a Fund, for example, through redemption, exchange or sale. The amount of any gain or loss and the rate of tax will

SHAREHOLDER INFORMATION [LOGO]

            depend mainly upon how much you pay for the shares, how much you sell them for, and how long you held them.

      - You will be notified in January each year about the federal tax status of distributions made by the Funds. The notice will tell you which dividends and redemptions must be treated as taxable ordinary income, which qualify for the 15% rate applicable to qualifying dividends on corporate stock, and which (if any) are short-term or long-term capital gain. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

      - As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 28% (in 2004) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you or the Fund have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

      - Foreign shareholders may be subject to special withholding requirements.

      - If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends or capital gains until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account. For example, there is a penalty on certain pre-retirement distributions from retirement accounts.

Financial Highlights [LOGO]


The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions for the indicated periods). This information has been derived from information audited by KPMG LLP, whose report, along with the Funds' financial statements, are [incorporated herein by reference and] included in the Funds' annual report, which is available upon request.

Taxable Equivalent Yield Tables [LOGO]

                                                          [NEEDS TO BE UPDATED.]

                         TAXABLE EQUIVALENT YIELD TABLES

The tables below show the approximate taxable yields which are equivalent to tax-exempt yields, for the ranges indicated, under (i) federal and New York State personal income tax laws, and (ii) federal, New York State and New York City personal income tax laws, in each case based upon the applicable 2005 rates. Such yields may differ under the laws applicable to subsequent years if the effect of any such law is to change any tax bracket or the amount of taxable income which is applicable to a tax bracket. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file single returns and for those investors who file joint returns. For cases in which two or more state (or city) brackets fall within a federal bracket, the highest state (or city) bracket is combined with the federal bracket. The combined income tax brackets shown reflect the fact that state and city income taxes are currently deductible as an itemized deduction for federal tax purposes (however, a taxpayer's itemized deductions may be subject to an overall limitation, the effect of which has not been taken into account in preparing these tables).

                        FEDERAL AND NEW YORK STATE TABLE

              TAXABLE INCOME*                                                    TAX-EXEMPT YIELD
---------------------------------------   INCOME   ---------------------------------------------------------------------------
       SINGLE               JOINT           TAX    1.00%  1.50%  2.00%  2.50%  3.00%  3.50%  4.00%  4.50%  5.00%  5.50%  6.00%
       RETURN               RETURN       BRACKET**                          EQUIVALENT TAXABLE YIELD
-------------------   -----------------  --------- ---------------------------------------------------------------------------
$        0-$  7,150  $       0-$ 14,300   13.60%   1.16%  1.74%  2.31%  2.89%  3.47%  4.05%  4.63%  5.21%  5.79%  6.37%  6.94%
$    7,151-$ 29,050  $  14,301-$ 58,100   20.82%   1.26%  1.89%  2.53%  3.16%  3.79%  4.42%  5.05%  5.68%  6.31%  6.95%  7.58%
$   29,051-$ 70,350  $  58,101-$117,250   30.14%   1.43%  2.15%  2.86%  3.58%  4.29%  5.01%  5.73%  6.44%  7.16%  7.87%  8.59%
$   70,351-$146,750  $ 117,251-$178,650   33.31%   1.50%  2.25%  3.00%  3.75%  4.50%  5.25%  6.00%  6.75%  7.50%  8.25%  9.00%
$  146,751-$319,100  $ 178,651-$319,100   37.94%   1.61%  2.42%  3.22%  4.03%  4.83%  5.64%  6.45%  7.25%  8.06%  8.86%  9.67%
           $319,101            $319,101   39.79%   1.66%  2.49%  3.32%  4.15%  4.98%  5.81%  6.64%  7.47%  8.30%  9.13%  9.97%

--------------

* Net amount subject to federal and New York State personal income tax after deductions and exemptions.

**    Effective combined federal and state tax bracket.

This table does not take into account: (i) any taxes other than the regular federal income tax and the regular New York State personal income tax; or (ii) the New York State tax table benefit recapture tax. Also, it is assumed that:
(i) there are no federal or New York State minimum taxes applicable; (ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her taxable income for New York State income tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

                 FEDERAL, NEW YORK STATE AND NEW YORK CITY TABLE

             TAXABLE INCOME*                                                 TAX-EXEMPT YIELD
-----------------------------------------   INCOME    -----------------------------------------------------------------
       SINGLE                JOINT            TAX     1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00%
       RETURN               RETURN         BRACKET**                     EQUIVALENT TAXABLE YIELD
-------------------   -------------------  ---------  -----------------------------------------------------------------
$        0-$  7,150   $        0-$ 14,300    16.22%   1.19% 1.79% 2.39% 2.98% 3.58% 4.18% 4.77% 5.37% 5.97% 6.56%  7.16%
$    7,151-$29,0500   $   14,301-$ 58,100    23.87%   1.31% 1.97% 2.63% 3.28% 3.94% 4.60% 5.25% 5.91% 6.57% 7.22%  7.88%
$   29,051-$ 70,350   $   58,101-$117,250    32.87%   1.49% 2.23% 2.98% 3.72% 4.47% 5.21% 5.96% 6.70% 7.45% 8.19%  8.94%
$   70,351-$146,750   $  117,251-$178,650    36.32%   1.57% 2.36% 3.14% 3.93% 4.71% 5.50% 6.28% 7.07% 7.85% 8.64%  9.42%
$  146,751-$319,100   $  178,651-$319,100    40.74%   1.69% 2.53% 3.37% 4.22% 5.06% 5.91% 6.75% 7.59% 8.44% 9.28% 10.12%
           $319,101              $319,101    42.51%   1.74% 2.61% 3.48% 4.35% 5.22% 6.09% 6.96% 7.83% 8.70% 9.57% 10.44%

--------------

* Net amount subject to federal, New York State and New York City personal income tax after deductions and exemptions.

**    Effective combined federal, state and city tax bracket.

This table does not take into account: (i) any taxes other than the regular federal income tax, the regular New York State personal income tax, and the regular New York City personal income tax (including the temporary tax surcharge and the additional tax); (ii) the New York State tax table benefit recapture tax; (iii) the 7.7% New York State tax rate applicable to income over $500,000 per year; or (iv) the 4.45% New York City tax rate over $500,000 per year. Also, it is assumed that: (i) there are no federal, state or city minimum taxes applicable; (ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her income for state and city tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

While it is expected that most of the dividends paid to the shareholders of the New York Tax-Free Bond Fund will be exempt from federal, New York State and New York City personal income taxes, portions of such dividends from time to time may be subject to such taxes.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS:

Each Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and legally considered a part of this prospectus.


YOU CAN GET FREE COPIES OF THE FUNDS' ANNUAL AND SEMI-ANNUAL REPORTS AND THE SAI, PROSPECTUSES OF OTHER FUNDS IN THE HSBC INVESTOR FAMILY OF FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS, BY CONTACTING A BROKER, HSBC BROKERAGE (USA) INC. FINANCIAL SERVICES AT 1-888-525-5757 OR CONTACT THE FUNDS AT:


                HSBC INVESTOR FUNDS
                P.O. BOX 182845
                COLUMBUS, OHIO 43218-2845
                TELEPHONE: 1-800-782-8183


You can review the Funds' annual and semi-annual reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:


- For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090.

-     Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file nos. 811-4782, 811-7583.

[INSERT SKU CODE]

                       STATEMENT OF ADDITIONAL INFORMATION


           HSBC INVESTOR FUNDS                                           HSBC INVESTOR LIFELINE FUNDS

   HSBC INVESTOR LIMITED MATURITY FUND                           HSBC INVESTOR AGGRESSIVE GROWTH STRATEGY FUND
         HSBC INVESTOR BOND FUND                                      HSBC INVESTOR GROWTH STRATEGY FUND
HSBC INVESTOR NEW YORK TAX-FREE BOND FUND                         HSBC INVESTOR MODERATE GROWTH STRATEGY FUND
        HSBC INVESTOR GROWTH FUND                               HSBC INVESTOR CONSERVATIVE GROWTH STRATEGY FUND
  HSBC INVESTOR GROWTH AND INCOME FUND                          HSBC INVESTOR CONSERVATIVE INCOME STRATEGY FUND
       HSBC INVESTOR MID-CAP FUND
   HSBC INVESTOR OVERSEAS EQUITY FUND                                     HSBC ADVISOR FUNDS TRUST
     HSBC INVESTOR OPPORTUNITY FUND
        HSBC INVESTOR VALUE FUND                                      HSBC INVESTOR FIXED INCOME FUND
     HSBC INVESTOR MONEY MARKET FUND                              HSBC INVESTOR INTERNATIONAL EQUITY FUND
                                                                    HSBC INVESTOR SMALL CAP EQUITY FUND


                                 P.O. Box 182845
                            Columbus, Ohio 43218-2845

   General and Account Information                (800) 782-8183 (Toll Free)
--------------------------------------------------------------------------------
HSBC Asset Management (Americas) Inc.                BISYS Fund Services
        Investment Adviser                Administrator, Distributor and Sponsor
      ("HSBC" or "Adviser")              of the Funds ("BISYS," "Administrator,"
                                                 "Distributor," or "Sponsor")

                     BISYS Fund Services (Ireland), Limited
                         Administrator of the Portfolios
                               ("BISYS (Ireland)")


   AllianceBernstein Investment Research and Management             Waddell & Reed Investment Management Company
Sub-Adviser to HSBC Investor International Equity Fund and            Sub-Adviser to HSBC Investor Growth Fund
              HSBC Investor Overseas Equity Fund                          ("Waddell & Reed" or a "Sub-Adviser")
           ("AllianceBernstein" or a "Sub-Adviser")

              NWQ Investment Management Co., LLC                        Westfield Capital Management Company, LLC
            Sub-Adviser to HSBC Investor Value Fund                Sub-Adviser to HSBC Investor Small Cap Equity Fund
                  ("NWQ" or a "Sub-Adviser")                                ("Westfield" or a "Sub-Adviser")



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUSES FOR THE FUNDS DATED FEBRUARY 28, 2005 (the "Prospectuses"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectuses and should be read in conjunction with the Prospectuses. The Prospectuses and Statement of Additional Information may be obtained without charge by writing or calling the Trusts at the address and telephone number printed above.



References in this Statement of Additional Information to the "Prospectus" are to the Prospectuses, dated February 28, 2005 of the Investor Trust and Advisor Trust. Unless the context otherwise requires, terms defined in the Prospectuses have the same meaning in this Statement of Additional Information as in the Prospectuses.



February 28, 2005

                                TABLE OF CONTENTS


                                                                                                              Page No.
                                                                                                              --------
GENERAL INFORMATION........................................................................................       1

         HSBC Investor Funds...............................................................................       1
         HSBC Investor LifeLine Funds......................................................................       1
         HSBC Advisor Funds Trust..........................................................................       2

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS............................................................       2

         HSBC Investor Money Market Fund...................................................................       4
         HSBC Investor Limited Maturity Fund (Limited Maturity Portfolio)..................................       5
         HSBC Investor Bond Fund (Fixed Income Portfolio)..................................................       6
         HSBC Investor New York Tax-Free Bond Fund.........................................................       8
         HSBC Investor Growth Fund (Growth Portfolio)......................................................      12
         HSBC Investor Growth and Income Fund..............................................................      13
         HSBC Investor Mid-Cap Fund........................................................................      13
         HSBC Investor Overseas Equity Fund (International Equity Portfolio)...............................      14
         HSBC Investor Opportunity Fund (Small Cap Equity Portfolio).......................................      15
         HSBC Investor Value Fund (Value Portfolio)........................................................      17
         HSBC Investor Fixed Income Fund (Fixed Income Portfolio)..........................................      18
         HSBC Investor International Equity Fund (International Equity Portfolio)..........................      20
         HSBC Investor Small Cap Equity Fund (Small Cap Portfolio).........................................      21

INVESTMENT TECHNIQUES......................................................................................      22

         American Depositary Receipts......................................................................      25
         Asset-backed Securities...........................................................................      25
         Banking Industry and Savings and Loan Industry Obligations........................................      26
         Brady Bonds.......................................................................................      27
         Cash Sweep Program................................................................................      27
         Convertible Securities............................................................................      28
         Derivatives.......................................................................................      28
         Emerging Markets..................................................................................      28
         Equity Securities.................................................................................      32
         Eurodollar And Yankee Bank Obligations............................................................      33
         Fixed Income Securities...........................................................................      33
         Floating and Variable Rate Obligations............................................................      33
         Foreign Currency Exchange - Related Securities....................................................      33
         Foreign Securities................................................................................      35
         Forward Foreign Currency Contracts and Options on Foreign Currencies..............................      36
         Futures Contracts.................................................................................      37
         High Yield/High Risk Securities...................................................................      42
         Illiquid Investments, Rule 144A Securities, and Section 4(2) Securities...........................      43
         Interest Rates....................................................................................      44
         Inverse Floating Rate Obligations.................................................................      44
         Investment Company Securities.....................................................................      44
         Investments in Other Investment Companies.........................................................      44
         Investment in Various Industries..................................................................      45
         Lending of Portfolio Securities...................................................................      45
         Long-Term and Short-Term Corporate Debt Obligations...............................................      46

         Money Market Securities...........................................................................      46
         Mortgage Dollar Roll Transactions.................................................................      47
         Mortgage-Related Securities.......................................................................      47
         Obligations of Personal and Business Credit Institutions..........................................      53
         Options and Futures...............................................................................      53
         Other Depository Receipts (CDRs, EDRs, GDRs)......................................................      60
         Repurchase Agreements.............................................................................      61
         Selection of Money Market Investments.............................................................      62
         Short-Term Trading................................................................................      62
         Sovereign and Supranational Debt Obligations......................................................      63
         Special Factors Affecting New York................................................................      63
         Swaps, Caps, Floors and Collars...................................................................      64
         U.S. Government Securities........................................................................      65
         Variable and Floating Rate Demand and Master Demand Notes.........................................      66
         Variable Rate Instruments.........................................................................      66
         Warrants..........................................................................................      67
         When-Issued and Delayed-Delivery Securities.......................................................      68
         "When-Issued" Municipal Obligations...............................................................      68
         Writing Covered Calls.............................................................................      69
         Zero Coupon Obligations...........................................................................      70

PORTFOLIO TURNOVER.........................................................................................      70

PORTFOLIO MANAGEMENT.......................................................................................      72

         Limited Maturity Fund, Bond Fund and Fixed Income Fund............................................      72
         New York Tax-Free Bond Fund.......................................................................      73

PORTFOLIO TRANSACTIONS.....................................................................................      73

DISCLOSURE OF PORTFOLIO HOLDINGS...........................................................................      77

INVESTMENT RESTRICTIONS....................................................................................      78

         LifeLine Funds....................................................................................      78
         Money Market Fund.................................................................................      79
         Diversification Measures..........................................................................      81
         Percentage and Rating Restrictions................................................................      82
         Limited Maturity Fund.............................................................................      82
         Bond Fund.........................................................................................      85
         New York Tax-Free Bond Fund.......................................................................      88
         Growth Fund.......................................................................................      91
         Growth and Income Fund............................................................................      92
         Mid-Cap Fund......................................................................................      95
         Overseas Equity Fund..............................................................................      99
         Opportunity Fund..................................................................................     102
         Value Fund........................................................................................     105
         Fixed Income Fund.................................................................................     106
         International Equity Fund.........................................................................     109
         Small Cap Equity Fund.............................................................................     111
         Percentage and Rating Restrictions................................................................     114

PERFORMANCE INFORMATION....................................................................................     115

         Trustees and Officers.............................................................................     118
         Board of Trustees.................................................................................     122
         Trustee Compensation..............................................................................     126
         Proxy Voting......................................................................................     127

INVESTMENT ADVISORY AND OTHER SERVICES.....................................................................     128

         Investment Adviser................................................................................     128
         Sub-Advisers......................................................................................     132
         Distribution Plans - Class A, Class B, and Class C Shares Only....................................     134
         The Distributor and Sponsor.......................................................................     135
         Administrative Services Plan......................................................................     136
         Administrator.....................................................................................     137
         Transfer Agent....................................................................................     138
         Custodian and Fund Accounting Agent...............................................................     138
         Shareholder Servicing Agents......................................................................     139
         Federal Banking Law...............................................................................     140
         Expenses..........................................................................................     140
         Portfolio Managers................................................................................     141

DETERMINATION OF NET ASSET VALUE...........................................................................     142

PURCHASE OF SHARES.........................................................................................     145

         Exchange Privilege................................................................................     148
         Automatic Investment Plan.........................................................................     149
         Through A Shareholder Servicing Agent Or A Securities Broker......................................     149

SALES CHARGES..............................................................................................     150

         Class A Shares....................................................................................     150
         Sales Charge Waivers..............................................................................     150
         Concurrent Purchases..............................................................................     151
         Letter of Intent..................................................................................     151
         Right of Accumulation.............................................................................     152
         Contingent Deferred Sales Charge ("CDSC") - Class B Shares........................................     153
         Conversion Feature -- Class B Shares..............................................................     154
         Level Load Alternative -- Class C Shares..........................................................     154

REDEMPTION OF SHARES.......................................................................................     155

         Redemption Fee....................................................................................     155
         Systematic Withdrawal Plan........................................................................     155
         Redemption of Shares Purchased Directly Through the Distributor...................................     156

RETIREMENT PLANS...........................................................................................     156

         Individual Retirement Accounts....................................................................     156
         Defined Contribution Plans........................................................................     157
         Section 457 Plan, 401(k) Plan, 403(b) Plan........................................................     157

DIVIDENDS AND DISTRIBUTIONS................................................................................     157

         The Money Market Fund.............................................................................     158

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES......................................................     159

         Investor Trust and Advisor Trust..................................................................     159
         Portfolio Trust...................................................................................     161
         Ownership of the Funds............................................................................     161

TAXATION...................................................................................................     161

         Tax Status of the Funds...........................................................................     162
         The Portfolios....................................................................................     163
         Distributions in General..........................................................................     163
         Tax-Exempt Income (New York Tax-Free Bond Fund)...................................................     164
         Dispositions......................................................................................     164
         Backup Withholding................................................................................     165
         Other Taxation....................................................................................     165
         Fund Investments..................................................................................     165
         Special Tax Considerations........................................................................     167

OTHER INFORMATION..........................................................................................     168

         Capitalization....................................................................................     168
         Independent Auditors..............................................................................     168
         Counsel...........................................................................................     168
         Code of Ethics....................................................................................     168
         Registration Statement............................................................................     169

FINANCIAL STATEMENTS.......................................................................................     169

         Shareholder Inquiries.............................................................................     169

APPENDIX A: DESCRIPTION OF SECURITIES RATINGS..............................................................     A-1

APPENDIX B: DESCRIPTION OF MUNICIPAL OBLIGATIONS...........................................................     B-1

APPENDIX C: ADDITIONAL INFORMATION CONCERNING NEW YORK MUNICIPAL OBLIGATIONS...............................     C-1

APPENDIX D: HSBC INVESTOR FUNDS, HSBC ADVISOR FUNDS TRUST, and HSBC INVESTOR PORTFOLIOS PROXY
      VOTING POLICY........................................................................................     D-1

APPENDIX E: HSBC ASSET MANAGEMENT (AMERICAS) INC., PROXY POLICY............................................     E-1

APPENDIX F: WESTFIELD CAPITAL, PROXY VOTING POLICY.........................................................     F-1

APPENDIX G: ALLIANCEBERNSTEIN, PROXY VOTING POLICY.........................................................     G-1

APPENDIX H: NWQ, PROXY VOTING POLICY.......................................................................     H-1

APPENDIX I: WADDELL & REED, PROXY VOTING POLICY............................................................     I-1

                               GENERAL INFORMATION

HSBC INVESTOR FUNDS

      Each of HSBC Investor Limited Maturity Fund ("Limited Maturity Fund"), HSBC Investor Bond Fund ("Bond Fund"), HSBC Investor New York Tax-Free Bond Fund ("New York Tax-Free Fund"), HSBC Investor Growth Fund ("Growth Fund"), HSBC Investor Growth and Income Fund ("Growth and Income Fund"), HSBC Investor Mid-Cap Fund ("Mid-Cap Fund"), HSBC Investor Overseas Equity Fund ("Overseas Equity Fund"), HSBC Investor Opportunity Fund ("Opportunity Fund"), HSBC Investor Value Fund ("Value Fund") (each a "Fund" and together the "Investor Funds") is a series of HSBC Investor Funds (the "Investor Trust"), an open-end, diversified management investment company that currently consists of multiple series, each of which has different and distinct investment objectives and policies. Each of the Bond Fund, Growth Fund, Limited Maturity Fund, Opportunity Fund, Overseas Equity Fund, and Value Fund seek to achieve the Fund's investment objective by investing all of the Fund's assets in a series of the HSBC Investor Portfolios Trust (the "Portfolio Trust") which has the same or a substantially similar investment objective as the Fund. Each Investor Fund is described in this Statement of Additional Information. Shares of the Mid-Cap Fund are divided into four separate classes, Class A (the "Class A Shares"), Class B (the "Class B Shares"), Class C Shares (the "Class C Shares"), and Trust Shares (the "Trust Shares"). Shares of the Growth and Income Fund, Growth Fund, Limited Maturity Fund, Value Fund, and New York Tax-Free Fund are divided into four separate classes, Class A Shares, Class B Shares, Class C Shares, and Class Y Shares. Shares of the Bond Fund, Opportunity Fund, and Overseas Equity Fund are divided into three separate classes, Class A Shares, Class B Shares, and Class C Shares.

HSBC INVESTOR LIFELINE FUNDS


      Each of the HSBC Investor LifeLine Funds (the "LifeLine Funds") is a series of the Investor Trust. The LifeLine Funds offer the following asset allocation Funds: HSBC Investor Aggressive Growth Strategy Fund, HSBC Investor Growth Strategy Fund, HSBC Investor Moderate Growth Strategy Fund, HSBC Investor Conservative Growth Strategy Fund, and HSBC Investor Conservative Income Strategy Fund. Each LifeLine Fund, based on a target asset allocation, invests in a combination of the HSBC Investor Money Market Fund (the "Money Market Fund") and the following series of the Portfolio Trust: HSBC Investor Fixed Income Portfolio (the "Fixed Income Portfolio"), HSBC Investor Growth and Income Portfolio (the "Growth and Income Portfolio"), HSBC Investor International Equity Portfolio (the "International Equity Portfolio"), HSBC Investor Limited Maturity Fund (the "Limited Maturity Portfolio"), HSBC Investor Small Cap Equity Portfolio (the "Small Cap Equity Portfolio"), HSBC Investor Growth Portfolio (the "Growth Portfolio"), and the HSBC Investor Value Portfolio (the "Value Portfolio") ( each a "Portfolio" and together the "Portfolios" or "underling Portfolios") to achieve a different investment objective. Each of the LifeLine Funds allocates periodically its assets among the underlying Portfolios and the Money Market Fund within predetermined ranges in accordance with such Fund's objective, potential investment risk and reward to ensure broad diversification among asset classes and in response to changes in market conditions. However, as a general matter, there will not be large, sudden changes in a Fund's asset allocation. See "Investments in Other Investment Companies". The following description of securities and investment practices apply to the LifeLine Funds as each LifeLine Fund seeks to achieve its investment objective by investing all of its assets in a combination of the Portfolios and the Money Market Fund. Each LifeLine Fund is described in this Statement of Additional Information. Shares of the LifeLine Funds are divided into four separate classes, Class A (the "Class A Shares"), Class B (the "Class B Shares"), Class C Shares (the "Class C Shares"), and Class R Shares (the "Class R Shares").



With respect to the HSBC Investor LifeLine Funds, the term "Fund" includes the Portfolios in which each Fund invests.


      Shares of the Investor Funds are continuously offered for sale by the Distributor at net asset value with no sales charge (i) directly to the public,
(ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trusts (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor.

HSBC ADVISOR FUNDS TRUST


      Each of the HSBC Investor Fixed Income Fund ("Fixed Income Fund"), HSBC Investor International Equity Fund ("International Equity Fund") and HSBC Investor Small Cap Equity Fund ("Small Cap Equity Fund") (each a "Fund", together the "Advisor Funds" and together with the Investor Funds, the "Funds") is a separate series of the HSBC Advisor Funds Trust (the "Advisor Trust" and together with the Investor Trust, the "Trusts"), an open-end, diversified management investment company that was formed as a Massachusetts business trust on April 5, 1996 and currently consists of three series. The Advisor Funds are described in this Statement of Additional Information. The Advisor Trust seeks to achieve the investment objective of HSBC Investor Fixed Income Fund, HSBC Investor International Equity Fund and HSBC Investor Small Cap Equity Fund by investing all of each Advisor Fund's assets in the HSBC Investor Fixed Income Portfolio, HSBC Investor International Equity Portfolio and HSBC Investor Small Cap Equity Portfolio, respectively. Each Portfolio has the same or a substantially similar investment objective as its corresponding Advisor Fund. Each Portfolio is a series of HSBC Investor Portfolios (the "Portfolio Trust"), which is an open-end management investment company. The Advisor Shares of the Advisor Funds ("Advisor Shares" or "Shares") are offered in a single class, the Advisor Class, and only to clients of HSBC and its affiliates for which HSBC or its affiliates exercises investment discretion.


      Shares of the Advisor Funds are continuously offered for sale by the Distributor at net asset value with no sales charge (i) directly to the public,
(ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

      The following information supplements the discussion of the investment objective policies, and risks of each Fund discussed in the Fund's Prospectus. Each Advisor Fund and the Bond Fund, Growth Fund, Limited Maturity Fund, Opportunity Fund, Overseas Equity Fund and Value Fund invest all of their assets in a Portfolio that has the same or a substantially similar investment objective as the Fund. Each LifeLine Fund invests all of its assets in a combination of the Money Market Fund and the Portfolios. For simplicity's sake, all discussion of investment objectives, strategies and risks of a Fund refer also to the investment objectives, strategies and risks of the corresponding Portfolio, and all discussion of investment objectives, strategies, and risks of a LifeLine Fund refer also to the investment objectives, strategies, and risks of the corresponding Portfolios and the Money Market Fund unless otherwise indicated.

      The Adviser invests each LifeLine Fund's assets in the following Portfolios and the Money Market Fund according to the various percentage weightings selected by the Adviser in the chart below. The percentage weightings are targets that may be adjusted in the Adviser's discretion.

                HSBC INVESTOR LIFELINE FUNDS PORTFOLIO WEIGHTINGS

                                                                                  HSBC                                 HSBC
                                       HSBC Investor          HSBC              Investor         HSBC Investor        Investor
                                        Aggressive          Investor            Moderate         Conservative       Conservative
Underlying                                Growth             Growth              Growth              Growth            Income
Portfolio                              Strategy Fund      Strategy Fund       Strategy Fund      Strategy Fund      Strategy Fund
----------                             -------------      -------------       -------------      -------------      -------------
Money Market Fund                             1%                 1%                  6%                 20%                 30%
Fixed Income Portfolio                     None                 17%                 31%                 20%                 25%
Limited Maturity Portfolio                 None               None                None                  15%                 25%
Growth Portfolio                             21%                21%                 19%                 15%                  8%
Value Portfolio                              21%                21%                 18%                 15%                  8%
Small Cap Equity Portfolio                   34%                20%                 11%                  5%               None
International Equity                         23%                20%                 15%                 10%                  4%
Portfolio

Total:                                      100%               100%                100%                100%                100%

      The Trusts, with respect to each Fund, have adopted certain fundamental and non-fundamental investment restrictions. Fundamental investment restrictions may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or

(ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

HSBC INVESTOR MONEY MARKET FUND

      The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

      The Fund seeks to achieve its investment objective by investing its assets in a portfolio of the highest quality money market instruments with maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less, and repurchase agreements with respect to such obligations. Examples of these instruments include:

            - bank certificates of deposit (CDs): negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

            - bankers' acceptances: negotiable drafts or bills of exchange that have been "accepted" by a bank, meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity.

            - prime commercial paper: high-grade, short-term obligations issued by banks, corporations and other issuers.

            - corporate obligations: high-grade, short-term corporate obligations other than prime commercial paper.

            - municipal obligations: high-grade, short-term municipal obligations.

            - government securities: marketable securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or instrumentalities.

            - repurchase agreements: collateralized by U.S. Treasury or U.S. Government agency obligations.

      The Fund will invest only in the highest quality securities that the Adviser believes present minimal credit risk. Highest quality securities are securities rated at the time of acquisition in the highest short-term category (i.e., A-1/P-1) by at least two nationally recognized rating services (or, if only one rating service has rated the security, by that service) or, if the security is unrated, judged to be of equivalent quality by the Adviser. The Fund will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than 397 days. The Fund may invest in variable or floating rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand. The Fund follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

HSBC INVESTOR LIMITED MATURITY FUND (LIMITED MATURITY PORTFOLIO)

      The Limited Maturity Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Limited Maturity Portfolio (the " Limited Maturity Portfolio"), which has the same investment objective as the Limited Maturity Fund.

      The investment objective of the Limited Maturity Portfolio is to realize above-average total return consistent with reasonable risk, through investment primarily in a diversified portfolio of investment grade fixed income securities such as U.S. Government securities, corporate debt securities, mortgage-backed securities and other fixed income securities. The average portfolio duration of the Limited Maturity Portfolio normally varies within three-to-six years based on projected interest rates.

      The Limited Maturity Portfolio will normally invest at least 80% of its total assets in fixed income securities. This is not a fundamental policy and may be changed by the Board of Trustees of the Investor Trust, without a vote of shareholders, upon 60 days' prior notice. The Limited Maturity Portfolio may invest in the following securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued, sponsored or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. Government securities); corporate debt securities; corporate commercial paper; mortgage pass-through, mortgage- backed bonds, collateralized mortgage obligations ("CMOs") and other asset- backed securities; variable and floating rate debt securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; obligations of international agencies or supranational entities; and foreign currency exchange-related securities.

      The Adviser will seek to achieve the Limited Maturity Portfolio's objective by investing the Portfolio's assets in investment grade debt or fixed income securities. Investment grade debt securities are those rated by one or more nationally recognized statistical rating organizations ("NRSROs") within one of the four highest long-term quality grades at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch") or Aaa, Aa, A or Baa by Moody's Investors Service ("Moody's")), or in the case of unrated securities, determined by the Adviser to be of comparable quality.

      From time to time, the Adviser may invest more than 50% of the Limited Maturity Portfolio's total assets in mortgage-backed securities including mortgage pass-through securities, mortgage-backed bonds and CMOs, that carry a guarantee from a U.S. government agency or a private issuer of the timely payment of principal and interest. When investing in mortgage-backed securities, it is expected that the Limited Maturity Portfolio's primary emphasis will be in mortgage-backed securities issued by governmental and government-related organizations such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Association ("FHLMC"). However, the Limited Maturity Portfolio may invest without limit in mortgage-backed securities of private issuers when the Adviser determines that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Mortgage-backed securities issued by private issuers will be rated investment grade by Moody's or S&P or, if unrated, deemed by the Adviser to be of comparable quality.

      A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral consisting usually of agency mortgage pass-through securities, although other assets including U.S. Treasury securities (including zero coupon Treasury bonds), agency securities, cash equivalent securities, whole loans and corporate bonds may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.

      A portion of the Limited Maturity Portfolio's assets may be invested in bonds and other fixed income securities denominated in foreign currencies if, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. These holdings may be in as few as one foreign currency bond market (such as the United Kingdom gilt market), or may be spread across several foreign bond markets. The Limited Maturity Portfolio may also purchase securities of developing countries; however, the Limited Maturity Portfolio does not intend to invest in the securities of Eastern European countries. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where, in the Adviser's judgment, unacceptable currency risk exists, currency futures, forwards and options and swaps may be used to hedge the currency risk.

      The Limited Maturity Portfolio may invest in Eurodollar bank obligations and Yankee bank obligations. The Limited Maturity Portfolio may also invest in Brady Bonds, which are issued as a result of a restructuring of a country's debt obligations to commercial banks under the "Brady Plan." The Limited Maturity Portfolio may also invest in the following instruments on a temporary basis when economic or market conditions are such that the Adviser deems a temporary defensive position to be appropriate: time deposits, certificates of deposit and bankers' acceptances issued by a commercial bank or savings and loan association; commercial paper rated at the time of purchase by one or more NRSRO in one of the two highest categories or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO; short-term corporate obligations rated high-grade by a NRSRO; U.S. Government obligations; Government agency securities issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies; and repurchase agreements collateralized by the securities listed above. The Limited Maturity Portfolio may also purchase securities on a when-issued basis, lend its securities to brokers, dealers, and other financial institutions to earn income and borrow money for temporary or emergency purposes.

HSBC INVESTOR BOND FUND (FIXED INCOME PORTFOLIO)

      The Bond Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Fixed Income Portfolio (the "Fixed Income Portfolio"), which has the same investment objective as the Bond Fund.

      The investment objective of the Fixed Income Portfolio is to realize above-average total return, consistent with reasonable risk, through investment in a diversified portfolio of fixed income securities, including U.S. Government securities, corporate bonds (including bonds rated below investment grade commonly referred to as "junk bonds"), foreign fixed income securities, mortgage-backed securities of domestic issuers and other fixed-income securities. The Fixed Income Portfolio's average weighted maturity will ordinarily exceed five years.

      The Fixed Income Portfolio will normally invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in fixed income securities. This is not a fundamental policy and may be changed by the Board of Trustees of the Portfolio Trust, without a vote of shareholders, upon 60 days' prior notice. The Fixed Income Portfolio may invest in the following securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued, sponsored or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. Government securities); corporate debt securities; corporate commercial paper; mortgage pass-throughs, mortgage- backed bonds, collateralized mortgage obligations ("CMOs") and other asset- backed securities; variable and floating rate debt securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; obligations of international agencies or supranational entities; and foreign currency exchange-related securities.

      The Adviser will seek to achieve the Fixed Income Portfolio's objective by investing at least 80% of the Portfolio's total assets in investment grade debt or fixed income securities. Investment grade debt securities are those rated by one or more nationally recognized statistical rating organizations ("NRSROs") within one of the four highest long-term quality grades at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch") or Aaa, Aa, A or Baa by Moody's Investors Service ("Moody's")), or in the case of unrated securities, determined by the Adviser to be of comparable quality. Securities rated by a NRSRO in the fourth highest rating category have speculative characteristics and are subject to greater credit and market risks than higher-rated bonds.

      Up to 20% of the Fixed Income Portfolio's total assets may be invested in preferred stock, convertible securities, and in fixed income securities that at the time of purchase are rated Ba or B by Moody's or BB or B by S&P or rated comparably by another NRSRO (or, if unrated, are deemed by the Adviser to be of comparable quality). Securities rated below "investment grade," i.e., rated below Baa by Moody's or BBB by S&P, are described as "speculative" by both Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk.

      From time to time, the Adviser may invest more than 50% of the Fixed Income Portfolio's total assets in mortgage-backed securities including mortgage pass-through securities, mortgage-backed bonds and CMOs, that carry a guarantee from a U.S. government agency or a private issuer of the timely payment of principal and interest. When investing in mortgage-backed securities, it is expected that the Fixed Income Portfolio's primary emphasis will be in mortgage-backed securities issued by governmental and government-related organizations such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Association ("FHLMC"). However, the Fixed Income Portfolio may invest without limit in mortgage-backed securities of private issuers when the Adviser determines that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Mortgage- backed securities issued by private issuers will be rated investment grade by Moody's or S&P or, if unrated, deemed by the Adviser to be of comparable quality.

      A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral consisting usually of agency mortgage pass-through securities, although other assets including U.S. Treasury securities (including zero coupon Treasury bonds), agency securities, cash equivalent securities, whole loans and corporate bonds may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.

      A portion of the Fixed Income Portfolio's assets may be invested in bonds and other fixed income securities denominated in foreign currencies if, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. These holdings may be in as few as one foreign currency bond market (such as the United Kingdom gilt market), or may be spread across several foreign bond markets. The Fixed Income Portfolio may also purchase securities of developing countries; however, the Fixed Income Portfolio does not intend to invest in the securities of Eastern European countries. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where, in the Adviser's judgment, unacceptable currency risk exists, currency futures, forwards and options and swaps may be used to hedge the currency risk.

      The Fixed Income Portfolio may invest in Eurodollar bank obligations and Yankee bank obligations. The Fixed Income Portfolio may also invest in Brady Bonds, which are issued as a result of a restructuring of a country's debt obligations to commercial banks under the "Brady Plan". The Fixed Income Portfolio may also invest in the following instruments on a temporary basis when economic or market conditions are such that the Adviser deems a temporary defensive position to be appropriate: time deposits, certificates of deposit and bankers' acceptances issued by a commercial bank or savings and loan association; commercial paper rated at the time of purchase by one or more NRSRO in one of the two highest categories or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO; short-term corporate obligations rated high-grade by a NRSRO; U.S. Government obligations; Government agency securities issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies; and repurchase agreements collateralized by the securities listed above. The Fixed Income Portfolio may also purchase securities on a when-issued basis, lend its securities to brokers, dealers, and other financial institutions to earn income and borrow money for temporary or emergency purposes.

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

      The investment objective of the New York Tax-Free Bond Fund is to provide shareholders of the Fund with income exempt from regular federal, New York State and New York City personal income taxes.

      The Adviser seeks to achieve the investment objective of the Fund by investing at least 80% of the net assets of the Fund, plus the amount of any borrowing for investment purposes, in a non-diversified portfolio of municipal bonds, notes, commercial paper, and other debt obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from regular federal (except for U.S. Government securities) personal income taxes. Such obligations are referred to herein as "Municipal Obligations." The Adviser invests on behalf of the New York Tax-Free Bond Fund in certain Municipal Obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, other U.S. territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from regular federal, New York State and New York City personal income taxes ("New York Municipal Obligations"). In determining the tax status of interest on Municipal Obligations and New York Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer of those obligations.

      Although under normal circumstances, the Adviser attempts to invest 100%, and does invest at least 80%, of the New York Tax-Free Bond Fund's net assets in New York Municipal Obligations, market conditions may from time to time limit the availability of such obligations. To the extent that acceptable New York Municipal Obligations are not available for investment, the Adviser may purchase on behalf of the Fund Municipal Obligations issued by other states, their authorities, agencies, instrumentalities and political subdivisions, the interest income on which is exempt from regular federal income tax but is subject to New York State and New York City personal income taxes. The Adviser will normally invest at least 80% of the New York Tax-Free Bond Fund's net assets in tax-exempt obligations. This is not a fundamental policy and may be changed by the Board of Trustees of the Investor Trust, without a vote of shareholders, upon 60 days' prior notice. As a temporary defensive measure, the Adviser may invest up to 20% of the New York Tax-Free Bond Fund's total assets in obligations the interest income on which is subject to regular federal, New York State and New York City personal income taxes or the federal alternative minimum tax. Also, as a temporary defensive measure during times of adverse market conditions, assets of the New York Tax-Free Bond Fund may be held in cash or invested in the short-term obligations described below, the interest income on which is taxable to shareholders as ordinary income for federal and New York State and New York City personal income tax purposes.

      All of the investments of the New York Tax-Free Bond Fund are made in:

      (1) Municipal bonds that at the date of purchase are rated Aaa, Aa, A or Baa by Moody's Investor Services ("Moody's"), AAA, AA, A or BBB by Standard & Poor's Rating Services (S&P) or AAA, AA, A or BBB by Fitch, Inc. ("Fitch") or, if not rated by any of these rating agencies, are of comparable quality as determined by the Adviser;

      (2) Municipal notes that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by S&P or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, are of comparable quality as determined by the Adviser;

      (3) Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and

      (4) Commercial paper that at the date of purchase is rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by S&P or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, is of comparable quality as determined by the Adviser, obligations (including certificates of deposit, bankers' acceptances and repurchase agreements) of banks with at least $1 billion of assets, and cash.

      Municipal bonds rated Baa by Moody's or BBB by S&P or Fitch may have some speculative elements. In evaluating the creditworthiness of an issue, whether rated or unrated, the Adviser takes into consideration, among other factors, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the quality of the issuer's management, and legal and regulatory matters. For a general discussion of Municipal Obligations and the risks associated with an investment therein, see Appendix B to the Statement of Additional Information.


      The maximum maturity of any debt security held for the New York Tax-Free Bond Fund is [40] years.


      Although higher quality Municipal Obligations may produce lower yields, they generally are easier to sell or trade than lower quality Municipal Obligations. To protect the value of its shareholders' investment under adverse market conditions, the Adviser from time to time may deem it prudent to purchase higher quality Municipal Obligations or taxable obligations for the New York Tax-Free Bond Fund, with a resultant decrease in yield or increase in the proportion of taxable income.

      The net asset value of the New York Tax-Free Bond Fund's shares changes as interest rates fluctuate. When interest rates decline, the value of the New York Tax-Free Bond Fund's portfolio can be expected to rise. Conversely, when interest rates rise, the value of the New York Tax-Free Bond Fund's portfolio can be expected to decline. Such changes in the value of the New York Tax-Free Bond Fund's portfolio are reflected in the net asset value of shares of the Fund but do not affect the income received by the Fund from its portfolio securities. Municipal Obligations with longer maturities, such as those in which the New York Tax-Free Bond Fund is invested, generally produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than such securities with shorter maturities. Dividends distributed to shareholders rise or fall in direct relation to the New York Tax-Free Bond Fund's net income. Since available yields vary, no specific level of income can be assured.

      As a non-diversified investment company, the Investor Trust is not subject to any statutory restrictions under the Investment Company Act of 1940 (the "1940 Act") with respect to limiting the investment of the New York Tax-Free Bond Fund's assets in one or relatively few issuers. This concentration may present greater risks than in the case of a diversified company. However, the Investor Trust intends to qualify the New York Tax-Free Bond Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify under current law, at the close of each quarter of the Fund's taxable year, at least 50% of the New York Tax-Free Bond Fund's total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% of the New York Tax-Free Bond Fund's total assets may be invested in securities of one issuer (or two or more issuers which are controlled by the Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities.

      The Adviser may invest more than 25% of the assets of the New York Tax-Free Bond Fund in industrial revenue bonds (i.e., bonds issued by various state and local agencies to finance various industrial projects). Certain investors in the New York Tax-Free Bond Fund may be required to pay a federal alternative minimum tax on Fund dividends attributable to interest on certain industrial revenue bonds. The Adviser also may invest more than 25% of the assets of the New York Tax-Free Bond Fund in revenue bonds issued for housing, electric utilities and hospitals (subject to the restriction that it may not invest more than 25% of the Fund's assets in any one such industry) at times when the relative value of issues of such a type is considered by the Adviser to be more favorable than that of other available types of issues. Therefore, investors should also be aware of the risks which these investments may entail.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be adversely affected.

      Electric utilities face problems in financing large and lengthy construction programs, such as cost increases and delay occasioned by regulatory and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining sufficient rate increases, the effect of energy conservation and difficulty of the capital markets to absorb utility debt.

      Hospital bond ratings are often based on feasibility studies containing projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding levels, possible federal or state legislation limiting the rates of increase of hospital charges, and weakened state finances which limit and/or delay aid payments.

HSBC INVESTOR GROWTH FUND (GROWTH PORTFOLIO)

      The Growth Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Growth Portfolio (the "Growth Portfolio"), which has the same investment objective as the Growth Fund.

      The investment objective of the Growth Portfolio is long-term growth of capital. The Growth Portfolio will primarily invest in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion, which the Growth Portfolio's Sub-Adviser believes have the potential to generate superior levels of long-term profitability and growth.

      The Growth Portfolio may invest in a broad range of U.S. and foreign companies, including common and preferred stocks, debt securities convertible into or exchangeable for common stock and securities such as warrants or rights that are convertible into common stock.

      The Growth Portfolio also may (a) invest in options on securities, securities indices or foreign currencies, (b) invest in futures contracts and options on futures contracts, (c) enter into forward foreign currency exchange contracts, (d) invest up to 10% of its net assets (at the time of investment) in debt and equity securities which are traded in developed foreign countries, and
(e) invest up to 20% of its assets in bonds and other debt securities, including lower rated, high-yield bonds, commonly referred to as "junk bonds." The Growth Portfolio does not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of its total assets at the time an option is written. The Growth Portfolio will not invest more than 5% of its net assets (at the time of investment) in lower rated (BB/Ba or lower), high-yield bonds. The Growth Portfolio may retain any bond whose rating drops below investment grade if it is in the best interest of the Portfolio's shareholders. Securities rated BB/Ba by a nationally recognized statistical rating organization are considered to have speculative characteristics.

      The Growth Portfolio may lend its portfolio securities.

      The Growth Portfolio will not purchase securities for short-term trading purposes. Pending investment in equity and debt and also for temporary defensive purposes, the Growth Portfolio may invest without limit in short-term debt and other high-quality, fixed-income securities and cash equivalents, which may include, but are not limited to: (i) short-term obligations of the U.S. and foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits, certificates of deposit and bankers' acceptances of U.S. and foreign banks, (iii) high-quality rated commercial paper of U.S. or foreign issuers, and (iv) repurchase agreements related to the foregoing. The Growth Portfolio may invest up to 15% of its net assets in illiquid securities.

HSBC INVESTOR GROWTH AND INCOME FUND

      The investment objective of the Growth and Income Fund is to provide investors with long-term growth of capital and current income.

      The Growth and Income Fund seeks to achieve its objective by investing, under ordinary market conditions, primarily in common stocks, preferred stocks and securities convertible into or with rights to purchase common stocks ("equity securities"). As a matter of fundamental policy, during normal market conditions, at least 65% of the value of the Growth and Income Fund's total assets will be invested in equity securities. The balance of the Growth and Income Fund's assets may be invested in various types of fixed income securities and in money market instruments. Most of the Growth and Income Fund's investments will be securities listed on the New York or American Stock Exchanges or on NASDAQ and may also consist of American Depository Receipts ("ADRs") and investment company securities (see "Other Investment Practices of the Funds" in this Prospectus for further information on these investments). The Adviser expects that the Growth and Income Fund's investments will consist of companies which will be of various sizes and in various industries and may in many cases be leaders in their fields. In addition, the Growth and Income Fund may, within certain limitations as set forth below, lend portfolio securities, enter into repurchase agreements, invest in when-issued and delayed delivery securities and write covered call options. The Growth and Income Fund may use stock index futures, related options and options on stock indices for the sole purpose of hedging the portfolio. The Growth and Income Fund's investments in fixed income securities will primarily consist of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and investment grade debt obligations issued or guaranteed by domestic corporations or commercial banks. From time to time, the Growth and Income Fund may also invest up to 5% of its total assets in the debt obligations of foreign issuers. The types of debt obligations in which the Growth and Income Fund will invest include, among others, bonds, notes, debentures, commercial paper, variable and floating rate demand and master demand notes, zero coupon securities and asset-backed and mortgage-related securities.

      The Growth and Income Fund intends to stay invested in the equity securities described above to the extent practicable in light of its investment objective and long-term investment perspective. Under ordinary market conditions, therefore, no more than 35% of the Growth and Income Fund's total assets will be invested in fixed income securities and money market instruments for purposes of meeting the Fund's investment objective of current income. However, for temporary defensive purposes, e.g., during periods in which adverse market changes or other adverse economic conditions warrant as determined by the Adviser, the Growth and Income Fund may invest up to 100% of its total assets in money market instruments as described below.

HSBC INVESTOR MID-CAP FUND

      The investment objective of the Mid-Cap Fund is to achieve a higher rate of return than that generated by the Russell MidCap Growth Index. The Fund seeks to achieve its objective by investing in common and preferred stock and convertible securities.

      The Mid-Cap Fund normally invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities of mid-sized companies (those with market capitalizations falling within the Russell MidCap Growth Index at the time of purchase). This is not a fundamental policy and may be changed by the Board of Trustees of the Investor Trust, without a vote of shareholders, upon 60 days' prior notice. Investments are primarily in common stocks, preferred stocks and convertible securities.


      The balance of the Mid-Cap Fund's assets may be invested in various types of fixed income securities and in money market instruments. Most of the Mid-Cap Fund's investments will be securities listed on the New York or American Stock Exchanges or on NASDAQ and may also consist of ADRs and investment company securities. In addition, the Mid-Cap Fund may, within certain limitations as set forth below, lend portfolio securities, enter into repurchase agreements, invest in when-issued and delayed delivery securities and write covered call options. The Mid-Cap Fund may use stock index futures, related options and options on stock indices for the sole purpose of hedging the portfolio. The Mid-Cap Fund's investments in fixed income securities will primarily consist of securities issued or guaranteed by domestic corporations or commercial banks. From time to time, the Mid-Cap Fund may also invest up to 5% of its total assets in the debt obligations of foreign issuers. The types of debt obligations in which the Mid-Cap Fund will invest include, among others, bonds, notes, debentures, commercial paper, variable and floating rate demand and master demand notes, zero coupon securities and asset-backed and mortgage related securities.


      The Mid-Cap Fund intends to stay invested in the equity securities described above to the extent practicable in light of its investment objective and long-term investment perspective. Under ordinary market conditions no more than 20% of the Mid-Cap Fund's total assets will be invested in fixed income securities and money market instruments for purposes of meeting the Mid-Cap Fund's investment objective. However, for temporary defensive purposes, e.g., during periods in which adverse market changes or other adverse economic conditions warrant as determined by the Adviser, the Mid-Cap Fund may invest up to 100% of its total assets in money market instruments as described below.

HSBC INVESTOR OVERSEAS EQUITY FUND (INTERNATIONAL EQUITY PORTFOLIO)

      The Overseas Equity Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor International Equity Portfolio (the "International Equity Portfolio"), which has the same investment objective as the International Equity Fund.


      The investment objective of the International Equity Portfolio is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers (including ADRs and U.S. registered securities) and securities of issuers whose principal markets are outside of the United States. The investment characteristics of the International Equity Fund correspond to those of the International Equity Portfolio. The International Equity Portfolio will normally invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities of foreign corporations, consisting of common stocks, and other securities with equity characteristics, including preferred stock, warrants, rights, securities convertible into common stock ("convertible securities"), trust certificates, limited partnership interests and equity participations. This is not a fundamental policy and may be changed by the

Board of Trustees of the Portfolio Trust, without a vote of shareholders, upon 60 days' prior notice. The common stock in which the International Equity Portfolio may invest includes the common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. These equity investments may or may not pay dividends and may or may not carry voting rights. The principal investments of the International Equity Portfolio will be in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East, although the International Equity Portfolio may invest up to 20% of its total assets in equity securities of companies in emerging markets.

      The International Equity Portfolio intends to have at least three different countries other than the U.S. represented in its portfolio. It is the current intention of the International Equity Portfolio to invest primarily in companies with large market capitalizations. The International Equity Portfolio seeks to outperform the Morgan Stanley Capital International EAFE (Europe, Australia and Far East) Index, a capitalization-weighted index containing approximately 1,600 equity securities of companies located outside the United States. The International Equity Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities.

      Under exceptional conditions abroad or when, in the opinion of The Bernstein Unit of Alliance Capital Management L.P. ("Bernstein" or the "Sub-Adviser"), economic or market conditions warrant, the International Equity Portfolio may temporarily invest part or all of its assets in fixed income securities denominated in foreign currencies, obligations of domestic or foreign governments and their political subdivisions ("Government Securities"), and nonconvertible preferred stock, or hold its assets in cash or equivalents. Debt securities purchased by the International Equity Portfolio will be limited to those rated, at the time of investment, in the four highest long-term rating categories by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Sub-Adviser to be of comparable quality. Securities rated by a NRSRO in the fourth highest rating category are considered to have some speculative characteristics. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but, in the Sub-Adviser's judgment, unacceptable currency risk exists, currency futures, forwards and options may be used to hedge the currency risk.

      Because of the risks associated with common stocks and other equity investments, the International Equity Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. The Sub-Adviser seeks to reduce these risks by diversifying the portfolio as well as by monitoring broad economic trends and corporate and legislative developments.

HSBC INVESTOR OPPORTUNITY FUND (SMALL CAP EQUITY PORTFOLIO)

      The Opportunity Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Small Cap Equity Portfolio (the "Small Cap Equity Portfolio"), which has a substantially similar investment objective as the Opportunity Fund.

      The investment objective of the Small Cap Equity Portfolio is to seek long-term growth of capital by investing in equity securities of small cap emerging growth companies that are expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation.

      The Small Cap Equity Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 80% of its total assets in equity securities (consisting of common stocks, preferred stocks, and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities) of small cap companies. Small cap companies generally are those that have market capitalizations within the range of market capitalizations represented in the Russell 2500 Growth Index (as of January 31, 2004, between $63 million and $6.69 billion). Emerging growth companies generally would have small market capitalizations and would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized. However, the Small Cap Equity Portfolio may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment. The Small Cap Equity Portfolio may invest up to 20% (and generally expects to invest between 5% and 10%) of its total assets in foreign securities (excluding ADRs).

      Although the Small Cap Equity Portfolio will invest primarily in common stocks, the Small Cap Equity Portfolio may, to a limited extent, seek appreciation in other types of securities such as foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments.

      When the Sub-Adviser believes that investing for temporary defensive reasons is appropriate, such as during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests, part or all of the Small Cap Equity Portfolio's assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes and U.S. Government Securities. U.S. Government Securities that the Small Cap Equity Portfolio may invest in includes: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

HSBC INVESTOR VALUE FUND (VALUE PORTFOLIO)

      The Value Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Value Portfolio (the "Value Portfolio"), which has the same investment objective as the Value Fund.

      The investment objective of the Value Portfolio is long-term growth of capital and income. The Value Portfolio will primarily invest in U.S. and foreign equity securities of seasoned, undervalued medium and large capitalization companies, which the Sub-Adviser believes to have the potential to provide significant capital growth and income.

      The Value Portfolio may invest in a broad range of U.S. and foreign companies, including common and preferred stocks, debt securities convertible into or exchangeable for common stock and securities such as warrants or rights that are convertible into common stock.

      The Value Portfolio also may (a) invest in options on securities, securities indices or foreign currencies, (b) invest in futures contracts and options on futures contracts, (c) enter into forward foreign currency exchange contracts, (d) invest up to 10% of its net assets (at the time of investment) in debt and equity securities which are traded in developed foreign countries, and
(e) invest up to 20% of its assets in bonds and other debt securities, including lower rated, high-yield bonds, commonly referred to as "junk bonds." The Value Portfolio does not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of its total assets at the time an option is written. The Value Portfolio will not invest more than 5% of its net assets (at the time of investment) in lower rated (BB/Ba or lower), high-yield bonds. The Value Portfolio may retain any bond whose rating drops below investment grade if it is in the best interest of the Value Portfolio's shareholders. Securities rated BB/Ba by a nationally recognized statistical rating organization are considered to have speculative characteristics.

      The Value Portfolio may lend its portfolio securities.

      The Value Portfolio will not purchase securities for short-term trading purposes. Pending investment in equity and debt and also for temporary defensive purposes, the Value Portfolio may invest without limit in short-term debt and other high-quality, fixed-income securities and cash equivalents, which may include, but are not limited to: (i) short-term obligations of the U.S. and foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits, certificates of deposit and bankers' acceptances of U.S. and foreign banks, (iii) high-quality rated commercial paper of U.S. or foreign issuers, and (iv) repurchase agreements related to the foregoing. The Value Portfolio may invest up to 15% of its net assets in illiquid securities.

      Value Portfolio's Sub-Adviser seeks to identify undervalued companies where a catalyst exists -- such as new management, industry consolidation, company restructuring or a change in the company's fundamentals -- to recognize value or improve a company's profitability. The investment process seeks to add value through active management and through research aimed at selecting companies that reflect hidden opportunities underpriced by the market. The Sub-Adviser's value driven investment strategy is based on bottom up fundamental research, which focuses on fundamental valuation, qualitative analysis and downside protection. The Value Portfolio may also invest up to 25% of its assets in dollar-denominated securities of non-U.S. issuers that are traded on a U.S. stock exchange and American Depository Receipts.

HSBC INVESTOR FIXED INCOME FUND (FIXED INCOME PORTFOLIO)

      The Fixed Income Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Fixed Income Portfolio (the "Fixed Income Portfolio"), which has the same investment objective as the Fixed Income Fund.

      The investment objective of the Fixed Income Portfolio is to realize above-average total return, consistent with reasonable risk, through investment in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade commonly referred to as "junk bonds"), foreign fixed income securities, mortgage-backed securities of domestic issuers and other fixed-income securities. The Fixed Income Portfolio's average weighted maturity will ordinarily exceed five years.

      The Fixed Income Portfolio will normally invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in fixed income securities. The Fixed Income Portfolio may invest in the following securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued, sponsored or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. Government securities); corporate debt securities; corporate commercial paper; mortgage pass-throughs, mortgage- backed bonds, collateralized mortgage obligations ("CMOs") and other asset- backed securities; variable and floating rate debt securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; obligations of international agencies or supranational entities; and foreign currency exchange-related securities.

      The Adviser will seek to achieve the Fixed Income Portfolio's objective by investing at least 80% of the Fixed Income Portfolio's total assets in investment grade debt or fixed income securities. Investment grade debt securities are those rated by one or more nationally recognized statistical rating organizations ("NRSROs") within one of the four highest long-term quality grades at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Ratings Group, Inc. ("S&P") or Fitch Investors Service, Inc. ("Fitch") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")), or in the case of unrated securities, determined by the Adviser to be of comparable quality. Securities rated by a NRSRO in the fourth highest rating category have speculative characteristics and are subject to greater credit and market risks than higher-rated bonds.

      Up to 20% of the Fixed Income Portfolio's total assets may be invested in preferred stock, convertible securities, and in fixed income securities that at the time of purchase are rated Ba or B by Moody's or BB or B by S&P or rated comparably by another NRSRO (or, if unrated, are deemed by the Adviser to be of comparable quality). Securities rated below "investment grade," i.e., rated below Baa by Moody's or BBB by S&P, are described as "speculative" by both Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk.

      From time to time, the Adviser may invest more than 50% of the Fixed Income Portfolio's total assets in mortgage-backed securities including mortgage pass-through securities, mortgage-backed bonds and CMOs, that carry a guarantee from a U.S. government agency or a private issuer of the timely payment of principal and interest. When investing in mortgage-backed securities, it is expected that the Fixed Income Portfolio's primary emphasis will be in mortgage-backed securities issued by governmental and government-related organizations such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Association ("FHLMC"). However, the Fixed Income Portfolio may invest without limit in mortgage-backed securities of private issuers when the Adviser determines that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Mortgage- backed securities issued by private issuers will be rated investment grade by Moody's or S&P or, if unrated, deemed by the Adviser to be of comparable quality.

      A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral consisting usually of agency mortgage pass-through securities, although other assets including U.S. Treasury securities (including zero coupon Treasury bonds), agency securities, cash equivalent securities, whole loans and corporate bonds may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.

      A portion of the Fixed Income Portfolio's assets may be invested in bonds and other fixed income securities denominated in foreign currencies if, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. These holdings may be in as few as one foreign currency bond market (such as the United Kingdom gilt market), or may be spread across several foreign bond markets. The Fixed Income Portfolio may also purchase securities of developing countries; however, the Fixed Income Portfolio does not intend to invest in the securities of Eastern European countries. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where, in the Adviser's judgment, unacceptable currency risk exists, currency futures, forwards and options and swaps may be used to hedge the currency risk.

      The Fixed Income Portfolio may invest in Eurodollar bank obligations and Yankee bank obligations. The Fixed Income Portfolio may also invest in Brady Bonds, which are issued as a result of a restructuring of a country's debt obligations to commercial banks under the "Brady Plan." The Fixed Income Portfolio may also invest in the following instruments on a temporary basis when economic or market conditions are such that the Adviser deems a temporary defensive position to be appropriate: time deposits, certificates of deposit and bankers' acceptances issued by a commercial bank or savings and loan association; commercial paper rated at the time of purchase by one or more NRSRO in one of the two highest categories or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO; short-term corporate obligations rated high-grade by a NRSRO; U.S. Government obligations; Government agency securities issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies; and repurchase agreements collateralized by the securities listed above. The Fixed Income Portfolio may also purchase securities on a when-issued basis, lend its securities to brokers, dealers, and other financial institutions to earn income and borrow money for temporary or emergency purposes.

HSBC INVESTOR INTERNATIONAL EQUITY FUND (INTERNATIONAL EQUITY PORTFOLIO)

      The International Equity Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor International Equity Portfolio (the "International Equity Portfolio"), which has the same investment objective as the International Equity Fund.


      The investment objective of the International Equity Portfolio is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers (including ADRs and U.S. registered securities) and securities whose principal markets are outside of the United States. The International Equity Portfolio will normally invest at least 80% of its net assets in equity securities of foreign corporations, consisting of common stocks, and other securities with equity characteristics, including preferred stock, warrants, rights, securities convertible into common stock ("convertible securities"), trust certificates, limited partnership interests and equity participations. This is not a fundamental policy and may be changed by the Board of Trustees of the Advisor Trust, without a vote of shareholders, upon 60 days' prior notice. The common stock in which the International Equity Portfolio may invest includes the common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. These equity investments may or may not pay dividends and may or may not carry voting rights. The principal investments of the International Equity Portfolio will be in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East, although the International Equity Portfolio may invest up to 20% of its total assets in equity securities of companies in emerging markets.


      The International Equity Portfolio intends to have at least three different countries, excluding the United States, represented in its portfolio. It is the current intention of the International Equity Portfolio to invest primarily in companies with large market capitalizations. The International Equity Portfolio seeks to outperform the Morgan Stanley Capital International EAFE (Europe, Australia and Far East) Index, a capitalization-weighted index containing approximately 1,600 equity securities of companies located outside the United States. The International Equity Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities.

      Under exceptional conditions abroad or when, in the opinion of Bernstein, economic or market conditions warrant, the International Equity Portfolio may temporarily invest part or all of its assets in fixed income securities denominated in foreign currencies, obligations of domestic or foreign governments and their political subdivisions ("Government Securities"), and nonconvertible preferred stock, or hold its assets in cash or equivalents. Debt securities purchased by the International Equity Portfolio will be limited to those rated, at the time of investment, in the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by Bernstein to be of comparable quality. Securities rated by a NRSRO in the fourth highest rating category are considered to have some speculative characteristics. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but, in Bernstein's judgment, unacceptable currency risk exists, currency futures, forwards and options may be used to hedge the currency risk.

      Because of the risks associated with common stocks and other equity investments, the International Equity Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Bernstein seeks to reduce these risks by diversifying the portfolio as well as by monitoring broad economic trends and corporate and legislative developments.

HSBC INVESTOR SMALL CAP EQUITY FUND (SMALL CAP PORTFOLIO)

      The Small Cap Equity Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Small Cap Equity Portfolio (the "Small Cap Equity Portfolio"), which has the same investment objective as the Small Cap Equity Fund.

      The Small Cap Equity Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 80% of its total assets in equity securities (consisting of common stocks, preferred stocks, and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities) of small cap companies. Small cap companies generally are those that have market capitalizations within the range of market capitalizations represented in the Russell 2500 Growth Index (as of January 31, 2004, between $63 million and $6.69 billion). Emerging growth companies generally would have small market capitalizations and would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized. However, the Small Cap Equity Portfolio may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment. The Small Cap Equity Portfolio may invest up to 20% (and generally expects to invest between 5% and 10%) of its total assets in foreign securities (excluding ADRs).

      Although the Small Cap Equity Portfolio will invest primarily in common stocks, the Small Cap Equity Portfolio may, to a limited extent, seek appreciation in other types of securities such as foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments.

      When the Sub-Adviser believes that investing for temporary defensive reasons is appropriate, such as during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests, part or all of the Small Cap Equity Portfolio assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes and U.S. Government Securities. U.S. Government Securities that the Small Cap Equity Portfolio may invest in includes: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

                              INVESTMENT TECHNIQUES

      Each Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. On the following pages, there is an alphabetical list of the investment techniques used by the Funds and the main risks associated with those risks. The following table lists the securities and techniques used by each Fund. Following the table is an alphabetical list of the investment techniques used by the Funds and the main risks associated with those techniques. For the Bond Fund, Growth Fund, Limited Maturity Fund, Opportunity Fund, Overseas Fund, Value Fund, Fixed Income Fund, International Equity Fund and Small Cap Equity Fund references to investment techniques employed by the Fund refer to the techniques employed by the corresponding Portfolio (and also apply to the LifeLine Funds through their investments in the Portfolios). For the Growth Fund, Overseas Equity Fund, Opportunity Fund, Value Fund, International Equity Fund and Small Cap Equity Fund references to the Adviser refer jointly to the Adviser and Sub-Adviser.


                                               New York        Growth                                                         Small
                          MONEY  Limited       Tax-Free         and           Overseas                   Fixed  International  Cap
  TYPE OF INVESTMENT      MARKET Maturity Bond   Bond   Growth Income Mid-Cap  Equity  Opportunity Value Income    Equity     Equity
    OR TECHNIQUE           FUND    Fund   Fund   Fund    Fund   Fund   Fund     Fund       Fund    Fund   Fund      Fund       Fund
  ------------------      ------ -------- ---- -------- ------ ------ ------- -------- ----------- ----- ------ ------------- ------
American Depositary
 Receipts                                                        X       X        X          X       X                X         X
Asset-Backed Securities              X     X                     X       X                                 X
Banking Industry and
 Savings and Loan
 Industry Obligations                X     X                                                               X
Brady Bonds                          X     X                                                               X
Cash Sweep Program                   X     X      X       X      X       X        X          X       X     X          X         X
Convertible Securities                                    X      X       X        X                  X                X
Derivatives                          X     X      X                               X                        X          X         X
Emerging Markets                     X     X                     X                X          X                        X         X
Equity Securities                                         X      X       X        X          X       X                X         X

                                               New York        Growth                                                         Small
                          MONEY  Limited       Tax-Free         and           Overseas                   Fixed  International  Cap
  TYPE OF INVESTMENT      MARKET Maturity Bond   Bond   Growth Income Mid-Cap  Equity  Opportunity Value Income    Equity     Equity
    OR TECHNIQUE           FUND    Fund   Fund   Fund    Fund   Fund   Fund     Fund       Fund    Fund   Fund      Fund       Fund
  ------------------      ------ -------- ---- -------- ------ ------ ------- -------- ----------- ----- ------ ------------- ------
Eurodollar and Yankee
 Bank Obligations                   X      X                                                                X
Fixed Income Securities             X      X      X       X                      X          X        X      X         X         X
Floating and Variable
 Rate Obligations                   X      X      X                                                         X
Foreign Currency
 Exchange-Related
 Securities                         X      X                                                                X
Foreign Securities          X       X      X              X      X       X       X          X        X      X         X         X
Forward Foreign Currency
 Contracts And Options
 On Foreign Currencies              X      X              X                      X          X        X      X         X         X
Futures Contracts                   X      X      X       X      X       X       X          X        X      X         X         X
High Yield/High Risk
 Securities                         X      X      X       X                      X          X        X      X         X         X
Illiquid Investments,
 Rule 144A Securities,
 and Section 4(2)
 Securities                 X       X      X      X       X      X       X       X          X        X      X         X         X
Interest Rates              X
Inverse Floating Rate
 Obligations                        X      X                                                                X
Investment Company
 Securities                         X      X      X       X      X       X       X          X        X      X         X         X
Investments in Other
 Investment Companies       X       X             X              X       X
Investments in Various
 Industries                 X
Lending of Portfolio
 Securities                 X       X      X      X       X      X       X       X          X        X      X         X         X
Long-Term and Short-Term
 Corporate Debt
 Obligations                        X      X                     X       X                                  X
Money Market Securities             X      X      X       X      X       X       X          X        X      X         X         X
Mortgage Dollar Roll
 Transactions                              X                                                                X
Mortgage-Related
 Securities                         X      X                     X       X                  X               X                   X
Obligations of Personal
 and Business Credit
 Institutions               X
Options and Futures                 X      X              X      X       X       X          X        X      X         X         X
Other Depositary Receipts
 (CDRs, EDRs, GDRs)                                              X       X       X                                    X
Participation Interests                           X
Repurchase Agreements       X       X      X      X       X      X       X       X          X        X     X          X         X

                                               New York        Growth                                                         Small
                          MONEY  Limited       Tax-Free         and           Overseas                   Fixed  International  Cap
  TYPE OF INVESTMENT      MARKET Maturity Bond   Bond   Growth Income Mid-Cap  Equity  Opportunity Value Income    Equity     Equity
    OR TECHNIQUE           FUND    Fund   Fund   Fund    Fund   Fund   Fund     Fund       Fund    Fund   Fund      Fund       Fund
  ------------------      ------ -------- ---- -------- ------ ------ ------- -------- ----------- ----- ------ ------------- ------
Selection of Money Market
 Investments                X
Short-Term Trading                                               X       X       X                                   X
Sovereign and
 Supranational Debt
 Obligations                X       X      X                             X                  X              X         X          X
Special Factors Affecting
 New York                                         X
Swaps, Caps, Floors and
 Collars                            X      X                                                               X
U.S. Government
 Securities                 X       X      X      X              X       X       X          X              X         X          X
Variable and Floating
 Rate Demand and Master
 Demand Notes                       X      X      X              X       X                                 X
Variable Rate Instruments           X      X      X                                                        X
Warrants                                                   X                     X                   X               X
When-Issued and
 Delayed-Delivery
 Securities                         X      X      X              X       X                                 X
When-Issued Municipal
 Obligations                        X      X      X                                                        X
Writing Covered Calls                                            X       X
Zero Coupon Obligations             X      X      X              X       X                                 X

AMERICAN DEPOSITARY RECEIPTS


      The Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund, Opportunity Fund, Value Fund, International Equity Fund and Small Cap Equity Fund may invest in ADRs. ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund, Opportunity Fund, Value Fund, International Equity Fund and Small Cap Equity Fund may each invest in either type of ADR. The Growth and Income Fund intends to invest less than 20% of the Fund's net assets in ADRs.


      Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund, Opportunity Fund, Value Fund, International Equity Fund and Small Cap Equity Fund may each purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund, Opportunity Fund, International Equity Fund and Small Cap Equity Fund may each also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.

ASSET-BACKED SECURITIES

      The Limited Maturity Fund, Bond Fund, Growth and Income Fund, Mid-Cap Fund and Fixed Income Fund may invest in asset-backed securities. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the collateralized mortgage structure. Consistent with the investment objective, policies and quality standards of the Limited Maturity Fund, Bond Fund, Growth and Income Fund, Mid-Cap Fund and Fixed

Income Fund each Fund may invest in these and other types of asset-backed securities which may be developed in the future.

      Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements as a letter of credit from a bank, excess collateral or a third-party guarantee.

BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS

      As a temporary defensive measure, the Limited Maturity Fund, Bond Fund and Fixed Income Fund may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. Each of the Limited Maturity Fund, Bond Fund and Fixed Income Fund may not invest in time deposits maturing in more than seven days. The Limited Maturity Fund, Bond Fund and Fixed Income Fund will each limit its investment in time deposits maturing from two business days through seven calendar days to 15% of its total assets.

      None of the Limited Maturity Fund, Bond Fund or Fixed Income Fund will invest in any obligation of a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation (the "FDIC"), (ii) in the case of U.S. banks, it is a member of the FDIC and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which may be purchased by the Fund.

      The Limited Maturity Fund, Bond Fund and Fixed Income Fund may each also invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as a temporary defensive measure. Euro and Yankee dollar investments will involve some of the same risks as investing in foreign securities, as described below.

BRADY BONDS

      The Limited Maturity Fund, Bond Fund and Fixed Income Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds are not considered U.S. government securities.

      Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of' fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk")

      Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative There can be no assurance that Brady Bonds in which the Limited Maturity Fund, Bond Fund and Fixed Income Fund may each invest will not be subject to restructuring arrangements or to requests for new credit, which may cause each Fund to suffer a loss of interest or principal on any of its holdings.

CASH SWEEP PROGRAM

      Pursuant to the terms and conditions of an SEC exemptive order, each Fund may participate in a Cash Sweep Program. In the Cash Sweep Program, a Fund's uninvested cash balances and cash collateral from a securities lending program are used to purchase shares of the HSBC Investor Money Market Fund, Class I. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Class I Shares of the HSBC Investor Money Market Funds sold to and redeemed from a Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If HSBC Investor Money Market Fund Class I shares sold to or redeemed from a Fund are subject to any such distribution or service fee, the Adviser will waive its advisory fee for each Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Fund. The uninvested cash invested in the HSBC Investor Money Market Fund, Class I shares may not exceed 25% of any Fund's total assets. For purposes of this limitation, each Fund will be treated as a separate investment company.

CONVERTIBLE SECURITIES

      The Growth Fund, Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund, Value Fund and International Equity Fund may each buy securities that are convertible into common stock. Convertible bonds are issued with lower coupons than non-convertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value, and the option to convert to common shares becomes more valuable.

      Convertible preferred stocks are non-voting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

      Rights represent a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public.

DERIVATIVES

      The Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund, Overseas Equity Fund, Opportunity Fund, Fixed Income Fund, International Equity Fund and Small Cap Equity Fund may each invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. A mutual fund, of course, derives its value from the value of the investments it holds and so might even be called a "derivative." Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Fixed Income Portfolio and the Overseas Equity Fund may use derivatives for hedging purposes, cash management purposes, as a substitute for investing directly in fixed income instruments, and to enhance return when their Adviser believes the investment will assist the Fund in achieving its investment objectives.

EMERGING MARKETS

      The Limited Maturity Fund, Bond Fund, Growth and Income Fund, Overseas Equity Fund, Opportunity Fund, Fixed Income Fund, International Equity Fund and Small Cap Equity Fund may each invest in emerging markets, which presents greater risk than investing in foreign issuers in general. A number of emerging markets restrict foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is the risk that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which could have a detrimental effect on the Limited Maturity Fund, Bond Fund, Growth and Income Fund, Opportunity Fund, Fixed Income Fund, International Equity Fund and Small Cap Equity Fund's investments.

      Investing in formerly communist East European countries involves the additional risk that the government or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the fall of communism and could follow radically different political and/or economic policies to the detriment of investors, including non-market oriented policies such as the support of certain industries at the expense of other sectors or a return to a completely centrally planned economy.

      With respect to the Limited Maturity Fund, Bond Fund, Growth and Income Fund, Opportunity Fund, Fixed Income Fund, International Equity Fund and Small Cap Equity Fund, "emerging markets" include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as described above. Currently, these countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States.

      A company in an emerging market is one that: (i) is domiciled and has its principal place of business in an emerging market or (ii) (alone or on a consolidated basis) derives or expects to derive at least 50% of its total revenue from either goods produced, sales made or services performed in emerging markets.

      Company Debt. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities held by a Fund. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Limited Maturity Fund, Bond Fund, Growth and Income

Fund, Opportunity Fund, Fixed Income Fund, International Equity Fund and Small Cap Equity Fund's assets should these conditions recur.

      Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest averages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

      Liquidity, Trading Volume, Regulatory Oversight. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to the volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      Default, Legal Recourse. The Limited Maturity Fund, Bond Fund, Growth and Income Fund, Opportunity Fund, Fixed Income Fund, International Equity Fund and Small Cap Equity Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed-income security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Limited Maturity Fund, Bond Fund, Growth and Income Fund, Opportunity Fund, Fixed Income Fund, International Equity Fund and Small Cap Equity Fund 's ability to enforce their rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

      Inflation. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

      Withholding. Income from securities held by the Limited Maturity Fund, Bond Fund, Growth and Income Fund, Opportunity Fund, Fixed Income Fund, International Equity Fund and Small Cap Equity Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which a Fund makes its investments. The Limited Maturity Fund, Bond Fund, Growth and Income Fund, Opportunity Fund, Fixed Income Fund, International Equity Fund and Small Cap Equity Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

      Foreign Currencies. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Limited Maturity Fund, Bond Fund, Growth and Income Fund, Opportunity Fund, Fixed Income Fund, International Equity Fund or Small Cap Equity Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

EQUITY SECURITIES

      The Growth Fund, Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund, Opportunity Fund, Value Fund, International Equity Fund and Small Cap Equity Fund may each invest in equity securities including common stock, preferred stock, warrants or rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Growth Fund, Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund, Opportunity Fund, Value Fund, International Equity Fund and Small Cap Equity Fund invest will cause the net asset value of each Fund to fluctuate.

      Investments in small companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of small companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EURODOLLAR AND YANKEE BANK OBLIGATIONS

      The Limited Maturity Fund, Bond Fund and Fixed Income Fund may each invest in Eurodollar bank obligations and Yankee bank obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent Yankee bank) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from freely flowing across its borders. Other risks include: adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

FIXED INCOME SECURITIES

      The Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund, Growth Fund, Overseas Equity Fund, Opportunity Fund, Value Fund, Fixed Income Fund, International Equity Fund and Small Cap Equity Fund may each invest in fixed income securities. To the extent each Fund invests in fixed income securities, the net asset value of the Fund may change as the general levels of interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund, Growth Fund, Overseas Equity Fund, Opportunity Fund, Value Fund, Fixed Income Fund, International Equity Fund and Small Cap Equity Fund's investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than each Fund's shorter-term obligations.

FLOATING AND VARIABLE RATE OBLIGATIONS

      Certain obligations that the Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund and Fixed Income Fund may purchase may have a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rates, and at specified intervals. Certain floating or variable rate obligations that may be purchased by the Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund and Fixed Income Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. The demand features of certain floating or variable rate obligations may permit the holder to tender the obligations to foreign banks, in which case the ability to receive payment under the demand feature will be subject to certain risks, as described under "Foreign Securities," below.

FOREIGN CURRENCY EXCHANGE - RELATED SECURITIES

      The Limited Maturity Fund, Bond Fund and Fixed Income Fund may each invest in foreign currency exchange related securities.

      Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange Warrants (SM) ("CEWs"(SM)) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or German deutsche mark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required to either sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unaccrued obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (the "OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

      Principal Exchange Rate Linked Securities. Principal exchange rate linked securities ("PERLs"(SM)) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" PERLS is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S.

dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

      Performance Indexed Paper. Performance indexed paper ("PIPs"(SM)) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of the spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

      The Fixed Income Portfolio, and therefore, the Bond Fund and Fixed Income Fund, and the Limited Maturity Portfolio, and therefore the Limited Maturity Fund, have no current intention of investing in CEWs(SM), PERLs(SM) or PIPs(SM).

FOREIGN SECURITIES

      The Limited Maturity Fund, Bond Fund, Growth Fund, Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund, Opportunity Fund, Value Fund, Fixed Income Fund, International Equity Fund and Small Cap Equity Fund may each invest in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, other taxes imposed by the foreign country on a Fund's earnings, assets, or transactions, limitation on the removal of cash or other assets of a Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. For example, significant uncertainty surrounds the effect of the Euro (a common currency for the European Union) on the value of securities denominated in local European currencies. These and other currencies in which a Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Furthermore, dividends and interest payments from foreign securities may be withheld at the source. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

      The Limited Maturity Fund, Bond Fund, Growth Fund, Overseas Equity Fund, Opportunity Fund, Value Fund, Fixed Income Fund, International Equity Fund, and Small Cap Equity Fund may each enter into forward foreign currency contracts and options on foreign currencies. Forward foreign currency exchange contracts ("forward contracts") are intended to minimize the risk of loss to a Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Limited Maturity Fund, Bond Fund, Growth Fund, Overseas Equity Fund, Opportunity Fund, Value Fund, Fixed Income Fund, International Equity Fund, and Small Cap Equity Fund may not enter into such contracts for speculative purposes. The Limited Maturity Fund, Bond Fund, Growth Fund, Overseas Equity Fund, Opportunity Fund, Value Fund, Fixed Income Fund, International Equity Fund, and Small Cap Equity Fund have no specific limitation on the percentage of assets that may be committed to forward contracts, subject to each Fund's stated investment objective and policies, except that no Fund will not enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management. By entering into transactions in forward contracts, however, the Limited Maturity Fund, Bond Fund, Growth Fund, Overseas Equity Fund, Opportunity Fund, Value Fund, Fixed Income Fund, International Equity Fund, or Small Cap Equity Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Forward contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on exchanges.

      A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A forward contract may be used, for example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security.

      The Limited Maturity Fund, Bond Fund, Growth Fund, Overseas Equity Fund, Opportunity Fund, Value Fund, Fixed Income Fund, International Equity Fund, and Small Cap Equity Fund have each established procedures consistent with statements by the SEC and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which a Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high grade debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward contracts.

      The Limited Maturity Fund, Bond Fund, Fixed Income Fund, Opportunity Fund, and Small Cap Equity Fund may each also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.

      The Limited Maturity Fund, Bond Fund, Fixed Income Fund, Opportunity Fund and Small Cap Equity Fund may each also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

      There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with the Fund's obligation under the forward contract. On the date of maturity the Fund may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When a Fund enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold high-grade, liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.

      Transactions in forward contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, a Fund may be required to forego the benefits of advantageous changes in exchange rates. The Limited Maturity Fund and Small Cap Equity Fund may each also enter into transactions in forward contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk of losses which will reduce its gross income. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a forward contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

FUTURES CONTRACTS

      The Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund, Growth Fund, Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund, Opportunity Fund, Value Fund, Fixed Income Fund, International Equity Fund and Small Cap Equity Fund may each enter into futures contracts on any fixed income securities or indexes of municipal securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or to make or accept the cash settlement called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities or to make or accept the cash settlement called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury bonds, Treasury notes, three-month U.S. Treasury bills and on an index of municipal bonds.

      The Investor Trust or Advisor Trust may enter into transactions in futures contracts to protect the Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund, Growth Fund, Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund, Opportunity Fund, Value Fund, Fixed Income Fund, International Equity Fund or Small Cap Equity Fund from fluctuations in interest rates without the risks and transaction costs of actually buying or selling long-term debt securities. For example, if a Fund owns long-term bonds, and interest rates were expected to increase, a Trust might enter into futures contracts on behalf of the Fund for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. When a Fund is not fully invested, and a decline in interest rates is anticipated, which would increase the cost of fixed income securities which the Trust intends to acquire for the Fund, the Trust may purchase futures contracts on behalf of the Fund. In the event that the projected decline in interest rates occurs, the increased cost to the Fund of the securities acquired should be offset, in whole or in part, by gains on the futures contracts. As portfolio securities are purchased, the Trust will close out the Fund's futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of these transactions, the Trust will purchase fixed income securities for the Fund upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

      While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Trust will incur brokerage fees on behalf of a Fund when it purchases and sells futures contracts. At the time a purchase or sale is made, cash or securities must be provided as an initial deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the Trust may receive or be required to pay additional "variation margin" on behalf of the Fund as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into.

      When it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of futures contracts should be similar to that of long-term bonds, a Fund may be protected, in whole or in part, against the increased cost of acquiring bonds resulting from a decline in interest rates. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows action in anticipation of such an interest rate decline without having to sell a Fund's portfolio securities. To the extent futures contracts are entered into for this purpose, the assets in the segregated asset accounts maintained on behalf of a Fund will consist of cash, cash equivalents or high quality debt securities from the portfolio of the Fund in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial deposit and variation margin payments made for the Fund with respect to such futures contracts.

      The ability to hedge effectively all or a portion of a Fund's portfolio through transactions in futures contracts depends on the degree to which movements in the value of the fixed income securities or index underlying such contracts correlate with movements in the value of securities held in the Fund's portfolio. If the security, or the securities comprising the index, underlying a futures contract is different than the portfolio securities being hedged, they may not move to the same extent or in the same direction. In that event, the hedging strategy might not be successful and the Fund could sustain losses on the hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the index or security underlying a futures contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, a Fund's overall return could be less than if the hedging transactions had not been undertaken.

      The trading of futures contracts on an index of fixed income securities entails the additional risk of imperfect correlation between movements in the futures price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract approaches.

      A Trust would purchase or sell futures contracts for a Fund only if, in the judgment of the Adviser, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

      The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a

Trust to post additional cash or cash equivalents on behalf of a Fund as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contract was originally entered into. While a Trust will establish a futures position for a Fund only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held for a Fund, which could require the Trust on behalf of the Fund to purchase or sell the instrument underlying the futures contract, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on a Trust's ability to hedge effectively a Fund's portfolio.

      The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      Investments in futures contracts also entail the risk that if the Adviser's investment judgment about the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if the Trust had not entered into any such contract for the Fund. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in the Fund's portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which are hedged because there will be offsetting losses in the Fund's futures positions. In addition, in such situations, if a Fund has insufficient cash, bonds may have to be sold from the Fund's portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

      Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding a Fund's portfolio.

      Pursuant to claims for exemption filed with the CFTC and/or the National Futures Association on behalf of the Funds and the Adviser, the Funds and the Adviser are not deemed to be a "commodity pool" or a "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to the CFTC regulations, the substantive limitations set forth in the Trusts' exemption filing with respect to its use of futures contracts are no longer applicable.

      When a futures contract is purchased, an amount of cash or cash equivalents will be deposited in a segregated account with a Fund's custodian bank so that the amount so segregated, plus the initial and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

      The ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that less than 30% of a Fund's gross income be derived from the sale or other disposition of stock or securities held for less than three months.

      The Investor Trust would purchase and sell futures contracts on indexes of municipal securities on behalf of the New York Tax-Free Bond Fund for the purpose of hedging against a broad market decline which would cause a general reduction in the value of the Fund's portfolio of municipal securities, or in the value of a portion of such portfolio. To the extent that municipal securities held in the New York Tax-Free Bond Fund's portfolio are the same, or have the same characteristics, as the securities comprising the index underlying the futures contract, changes in the value of the index should correlate closely with changes in the value of the Fund's portfolio securities. Under such circumstances, declines in the value of the New York Tax-Free Bond Fund's portfolio securities may be offset through gains on the Fund's futures position. Similarly, the Investor Trust may purchase futures contracts on indexes of municipal securities on behalf of the New York Tax-Free Bond Fund where it expects to acquire a portfolio of municipal securities for the Fund and anticipates an increase in the cost of such securities prior to acquisition. To the extent that the securities to be acquired reflect the composition of the index underlying the futures contract, such increased cost may be offset, in whole or in part, through gains on the futures position. To the extent that the Investor Trust on behalf of the New York Tax-Free Bond Fund enters into futures contracts on securities other than municipal bonds, there is a possibility that the value of such futures contracts will not correlate in direct proportion to the value of the portfolio securities since the value of municipal bonds and other debt securities may not react in the same manner to a general change in interest rates and may react differently to factors other than changes in the general level of interest rates. The New York Tax-Free Bond Fund's overall performance would be adversely affected if the value of its futures contracts on securities other than municipal bonds declined disproportionately to the value of the Fund's municipal bond portfolio.

      The Trustees of the Investor Trust have adopted the requirement that futures contracts only be used for the New York Tax-Free Bond Fund as a hedge and not for speculation. In addition to this requirement, the Board of Trustees has also adopted two percentage restrictions on the use of futures contracts. The first is that no futures contract will be entered into for the New York Tax-Free Bond Fund if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund would exceed 5% of the market value of the total assets of the Fund. The second restriction is that the aggregate market value of the futures contracts held for the Fund not exceed 50% of the market value of the Fund's total assets. Neither of these restrictions would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.

      The Investor Trust has no current intention of entering into any futures contract for the New York Tax-Free Bond Fund in the foreseeable future.

HIGH YIELD/HIGH RISK SECURITIES

      The Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund, Growth Fund, Overseas Equity Fund, Opportunity Fund, Value Fund, Fixed Income Fund, International Equity Fund and Small Cap Equity Fund may invest in high yield/high risk securities. Securities rated lower than Baa by Moody's or lower than BBB by S&P are referred to as "non-investment grade," "high yield" or "junk" bonds. In general, the market for lower rated, high-yield bonds is more limited than the market for higher rated bonds, and because their markets may be thinner and less active, the market prices of lower rated, high-yield bonds may fluctuate more than the prices of higher rated bonds, particularly in times of market stress. In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Other risks that may be associated with lower rated, high-yield bonds include their relative insensitivity to interest-rate changes; the exercise of any of their redemption or call provisions in a declining market which may result in their replacement by lower yielding bonds; and legislation, from time to time, which may adversely affect their market. Since the risk of default is higher among lower rated, high-yield bonds, the Adviser's research and analyses are important ingredients in the selection of lower rated, high-yield bonds. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur. The Fund does not have any minimum rating criteria applicable to the fixed-income securities in which they invests. A description of the ratings used herein and in the Prospectus is set forth in Appendix A to this Statement of Additional Information.

      Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

      High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities which pay interest periodically and in cash.

      The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of a Fund. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

      The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for a Fund, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a security held by a Fund, the Fund may retain the security if the Adviser deems it in the best interest of investors.

ILLIQUID INVESTMENTS, RULE 144A SECURITIES, AND SECTION 4(2) SECURITIES

      The Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund, Growth Fund, Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund, Opportunity Fund, Value Fund, Fixed Income Fund, International Equity Fund and Small Cap Equity Fund may each invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933 that are determined to be liquid in accordance with guidelines established by each Trust's Board of Trustees. There may be delays in selling these securities and sales may be made at less favorable prices. The Bond Fund and Fixed Income Fund each have a policy that no more than 25% of the Fund's net assets may be invested in restricted securities which are restricted as to resale, including Rule 144A and Section 4(2) securities. The Overseas Equity Fund, Opportunity Fund, International Equity Fund and Small Cap Equity Fund each have a policy that no more that 10% of the Fund's net assets may be invested in restricted securities which are restricted as to resale, including Rule 144A and Section 4(2) securities.

The Adviser may determine that a particular Rule 144A security is liquid and thus not subject to a Fund's limits on investment in illiquid securities, pursuant to guidelines adopted by the Board of Trustees. Factors that the Adviser must consider in determining whether a particular Rule 144A security is liquid include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.

INTEREST RATES

      The Money Market Fund may invest in fixed income securities. The value of the fixed income securities in the Fund's portfolio can be expected to vary inversely with changes in prevailing interest rates. Although the Fund's investment policies are designed to minimize these changes and to maintain a net asset value of $1.00 per share, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

INVERSE FLOATING RATE OBLIGATIONS

      The Limited Maturity Fund, Bond Fund and Fixed Income Fund may each invest in inverse floating rate obligations ("inverse floaters"). Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed-income securities, the value of inverse floaters will generally decrease as interest rates increase. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES

      Each Fund may invest in securities issued by other investment companies. Such securities will be acquired by a Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"), which include a prohibition against a Fund investing more than 10% of the value of its total assets in such securities. Investors should recognize that the purchase of securities of other investment companies results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such companies including operating costs, and investment advisory and administrative services fees. A Fund may not invest more than 5% of its total assets in the securities of any one investment company. However, as described above, each of the LifeLine Funds may invest up to 100% of its assets in other investment companies.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

      The Trusts may, in the future, seek to achieve the investment objective of the Limited Maturity Fund, New York Tax-Free Bond Fund, Growth and Income Fund and Mid-Cap Fund by investing all of their assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. In such event, the investment advisory contracts for the Funds would be terminated and the administrative services fees paid by the Limited Maturity Fund, New York Tax-Free Bond Fund, Growth and Income Fund and Mid-Cap Fund would be reduced. Such investment would be made only if the Trustees of the Trusts believe that the aggregate per share expenses of the Limited Maturity Fund, New York Tax-Free Bond Fund, Growth and Income Fund and Mid-Cap Fund and such other investment company will be less than or approximately equal to the expenses which the Fund would incur if the Trusts were to continue to retain the services of an investment adviser for the Limited Maturity Fund, New York Tax-Free Bond Fund, Growth and Income Fund and Mid-Cap Fund and the assets of the Funds were to continue to be invested directly in portfolio securities.

INVESTMENT IN VARIOUS INDUSTRIES

      The Money Market Fund may invest without limit in the banking industry when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Fund's quality standards in such industry justify any additional risks associated with the concentration of the Fund's assets in the industries.

LENDING OF PORTFOLIO SECURITIES

      The Money Market Fund, Limited Maturity Fund, Bond Fund, Growth Fund, Growth and Income Fund, Overseas Equity Fund, Value Fund, Fixed Income Fund and International Equity Fund may each lend portfolio securities in an amount up to 33 1/3% of total Fund assets. The Small Cap Equity Fund and Opportunity Fund may each lend portfolio securities in an amount up to 30% of total Fund assets. The New York Tax-Free Bond Fund and Mid-Cap Fund may each lend portfolio securities in an amount up to 33 1/3% of Fund net assets. Loans of portfolio securities may be made to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. Loans of portfolio securities earn income for the Fund and are collateralized by cash, cash equivalent or U.S. government securities. The Fund might experience a loss if the financial institution defaults on the loan. The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Fund must terminate the loan and vote the securities. Alternatively, the Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities. During the time portfolio securities are on loan, the borrower pays the lending Fund any interest or distributions paid on such securities. The Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

LONG-TERM AND SHORT-TERM CORPORATE DEBT OBLIGATIONS

      The Limited Maturity Fund, Bond Fund, Growth and Income Fund, Mid-Cap Fund and Fixed Income Fund may each invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks. U.S. dollar denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures, commercial paper and variable rate demand notes. The bank obligations in which the Fund may invest are certificates of deposit, bankers' acceptances, and fixed time deposits. The Adviser, in choosing corporate debt securities on behalf of the Fund will evaluate each issuer based on (i) general economic and financial conditions;
(ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets; and, (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country, and (iii) other considerations the Adviser deems appropriate. Except for temporary defensive purposes, the Growth and Income Fund is limited to 5% of its total assets in these types of securities.

      Neither the Growth and Income Fund or the Mid-Cap Fund will purchase corporate debt securities rated below Baa by Moody's Investors Service ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") (e.g., below investment grade). While "Baa"/"BBB" and comparable unrated securities may produce a higher return than higher rated securities, they are subject to a greater degree of market fluctuation and credit risk than the higher quality securities in which the Growth and Income Fund and Mid-Cap Fund may invest and may be regarded as having speculative characteristics as well.

      After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by a Fund. However, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. A security which has had its rating downgraded or revoked may be subject to greater risk of principal and income, and often involve greater volatility of price, than securities in the higher rating categories. Such securities are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories.

      Investment in obligations of foreign issuers may present a greater degree of risk than investment in domestic securities because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions.

MONEY MARKET SECURITIES

      Each Fund's investments in money market instruments will consist of (i) short-term obligations of the U.S. Government, its agencies and instrumentalities; (ii) other short-term debt securities rated A or higher by Moody's or S&P or, if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper, including master demand notes; (iv) bank obligations, including certificates of deposit, bankers' acceptances and time deposits: and (v) repurchase agreements.

MORTGAGE DOLLAR ROLL TRANSACTIONS

      The Bond Fund and Fixed Income Fund may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, a Fund sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. A Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. A Fund may also be compensated by receipt of a commitment fee. When a Fund enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the Fund's custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Bond Fund and Fixed Income Fund's investment restrictions.

MORTGAGE-RELATED SECURITIES

      The Limited Maturity Fund, Bond Fund, Growth and Income Fund, Mid-Cap Fund, Opportunity Fund, Fixed Income Fund and Small Cap Equity Fund may each invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities, but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates.

      There are two methods of trading mortgage-backed securities. A specific pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. For example, in a TBA transaction an investor could purchase $1 million 30-year FNMA 9's and receive up to three pools on the settlement date. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. For example, an investor may request pools with particular characteristics, such as those that were issued prior to January 1, 1990. The most detailed specification of the trade is to request that the pool number be known prior to purchase. In this case the investor has entered into a specific pool transaction. Generally, agency pass-through mortgage-backed securities are traded on a TBA basis. The specific pool numbers of the securities purchased do not have to be determined at the time of the trade.

      Mortgage-backed securities have yield and maturity characteristics that are dependent on the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

      Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

      Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

      Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

      Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

      The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to

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

guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

      FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the 12 Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues participation certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Limited Maturity Fund, Bond Fund, Growth and Income Fund, Mid-Cap Fund, Opportunity Fund, Fixed Income Fund and Small Cap Fund will not purchase mortgage-related securities or other assets which in the Adviser's opinion are illiquid if, as a result, more than 15% of the value of a Fund's net assets will be illiquid.

      Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage- related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

      Collateralized Mortgage Obligations ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

      FHLMC CMOS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

      If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds. Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

      Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

      CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities --Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

      CMO residuals are generally purchased and sold by institutional investors through

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

several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

      Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The cash flow and yields on IO and PO classes can be extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

      Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

      Mortgage-Backed Securities and Asset-Backed Securities - Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

      The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

      Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

OBLIGATIONS OF PERSONAL AND BUSINESS CREDIT INSTITUTIONS

      The Money Market Fund may invest without limit in the banking industry and in commercial paper and short-term corporate obligations of issuers in the personal credit institution and business credit institution industries when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Fund's quality standards in those industries justify any additional risks associated with the concentration of the Fund's assets in those industries. The Money Market Fund, however, will invest more than 25% of its assets in the personal credit institution or business credit institution industries only when, to the Adviser's knowledge, the yields then available on securities issued by companies in such industries and otherwise suitable for investment by a Fund exceed the yields then available on securities issued by companies in the banking industry and otherwise suitable for investment by the Fund.

OPTIONS AND FUTURES

      The Limited Maturity Fund, Bond Fund, Growth Fund, Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund, Opportunity Fund, Value Fund, Fixed Income Fund, International Equity Fund and Small Cap Equity Fund may each invest in options and futures contracts. The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the return of the Fund. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Sub-Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund's return. Certain strategies limit the potential of the Fund to realize gains as well as limit their exposure to losses. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position.

      Options on Securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write options for the purpose of attempting to increase its return and for hedging purposes. In particular, if the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, the Fund retains the premium paid for the option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

      The Limited Maturity Fund, Bond Fund, Growth Fund, Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund, Opportunity Fund, Value Fund, Fixed Income Fund, International Equity Fund and Small Cap Equity Fund may each write options in connection with buy-and-write transactions; that is, a Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write depends upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options may be used by the Fund in the same market environments in which call options are used in equivalent buy-and-write transactions.

      The Limited Maturity Fund, Bond Fund, Growth Fund, Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund, Opportunity Fund, Value Fund, Fixed Income Fund, International Equity Fund and Small Cap Equity Fund may each also write combinations of put and call options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option on a portfolio security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of options will not be undertaken by the Fund solely for hedging purposes, and may involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Limited Maturity Fund, Bond Fund, Growth Fund, Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund, Opportunity Fund, Value Fund, Fixed Income Fund, International Equity Fund and Small Cap Equity Fund may each also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The Fund will purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call option will permit the Fund to purchase the securities underlying such option at the exercise price or to close out the option at a profit. The premium paid for a call or put option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

      The staff of the SEC has taken the position that purchased over-the-counter options and certain assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). The Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling imposed by the SEC staff. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

      Options on Securities Indices. The Limited Maturity Fund, Bond Fund, Growth Fund, Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund, Opportunity Fund, Value Fund, Fixed Income Fund, International Equity Fund and Small Cap Equity Fund may each over call options on securities indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on securities indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. The Fund may cover put options on securities indices by maintaining cash or cash equivalents with a value equal to the exercise price in a segregated account with its custodian, or else by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. Put and call options on securities indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option on a securities index, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's investment. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on securities indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on securities indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on securities indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      Risk Factors: Imperfect Correlation of Hedging Instruments with the Fund's Portfolio. The ability of the Limited Maturity Fund, Bond Fund, Growth Fund, Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund, Opportunity Fund, Value Fund, Fixed Income Fund, International Equity Fund and Small Cap Equity Fund to effectively to hedge all or a portion of its portfolio through transactions in options, futures contracts, and forward contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of that Fund's portfolio. If the values of portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, futures contracts or forward contracts traded, the Fund's hedging strategy may not be successful and the Fund could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an option, future contract or forward contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transaction had not been undertaken. In the case of futures and options based on an index of securities or individual fixed income securities, the portfolio will not duplicate the components of the index, and in the case of futures contracts and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contracts. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation. In addition, where the Fund enters into forward contracts as a "cross hedge" (i.e., the purchase or sale of a forward contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Fund incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

      The correlation between prices of securities and prices of options, futures contracts or forward contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the option, futures contract and forward contract markets. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Sub-Adviser may still not result in a successful transaction. The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the option, futures contract or forward contract approaches.

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

      The trading of options, futures contracts and forward contracts also entails the risk that, if the Adviser's judgment as to the general direction of interest or exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates, and rates instead decline, the Fund will lose part or all of the benefit of the increased value of the securities being hedged, and may be required to meet ongoing daily variation margin payments.

      It should be noted that the Limited Maturity Fund, Opportunity Fund and Small Cap Equity Fund may each purchase and write options not only for hedging purposes, but also for the purpose of attempting to increase its return. As a result, the Limited Maturity Fund, Opportunity Fund and Small Cap Equity Fund will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of portfolio securities or decreases in the cost of securities to be acquired.

      Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a position in an exchange-traded option, futures contract or option on a futures contract can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and the Fund could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on the Fund's ability effectively to hedge its portfolio.

      The liquidity of a secondary market in an option or futures contract may be adversely affected by "daily price fluctuation limits," established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent the Fund from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which options and futures contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded options and futures contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      Options on Futures Contracts. In order to profit from the purchase of an option on a futures contract, it may be necessary to exercise the option and liquidate the underlying futures contract, subject to all of the risks of futures trading. The writer of an option on a futures contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

      Additional Risks of Transactions Related to Foreign Currencies and Transactions Not Conducted on the United States Exchanges. The available information on which the Fund will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which the Fund makes investment and trading

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decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the United States, events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for the Fund to respond in a timely manner.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

      Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on United States exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or the Commodities Futures Trading Commission ("CFTC") has jurisdiction over the trading in the United States of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations which would make it difficult or impossible for the Fund to enter into the trading strategies identified herein or to liquidate existing positions.

      As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in foreign currencies. The Fund may also be required to receive delivery of the foreign currencies underlying options on foreign currencies or forward contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract it has entered into. In addition, the Fund may elect to take delivery of such currencies. Under such circumstances, the Fund may promptly convert the foreign currencies into dollars at the then current exchange rate. Alternatively, the Fund may hold such currencies for an indefinite period of time if the Sub-Adviser believes that the exchange rate at the time of delivery is unfavorable or if, for any other reason, the Sub-Adviser anticipates favorable movements in such rates.

      While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could also adversely affect the Fund's hedging strategies. Certain tax requirements may limit the extent to which the Fund will be able to hold currencies.

      Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Association on behalf of the Fund and the Adviser, the Fund and the Adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the Fund's exemption filing with respect to its use of futures contracts are no longer applicable.

      When the Fund purchases a futures contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the futures contract, thereby insuring that the leveraging effect of such futures is minimized.

OTHER DEPOSITORY RECEIPTS (CDRS, EDRS, GDRS)

      The Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund and International Equity Fund may each invest in depository receipts. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. GDRs are issued globally and evidence a similar ownership arrangements. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe and GDRs are designed for trading in non-U.S. securities markets. The Growth and Income Fund, Mid-Cap Fund and Overseas Equity Fund may each invest in EDRs, CDRs and GDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to holders of such receipts in respect of the deposited securities.

      There are certain risks associated with investments in unsponsored depositary programs. Because the non-U.S. company does not actively participate in the creation of the depositary program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the depositary receipts pays nothing to establish the unsponsored facility, as fees for depositary receipt issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment. In an unsponsored depositary program, there also may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

      In addition, with respect to all depositary receipts, there is always the risk of loss due to currency fluctuations.

PARTICIPATION INTERESTS

      The Investor Trust may purchase from banks on behalf of the New York Tax-Free Bond Fund participation interests in all or part of specific holdings of Municipal Obligations. The Investor Trust has the right to sell the participation interest back to the bank and draw on the letter of credit or guarantee for all or any part of the full principal amount of the participation interest in the security, plus accrued interest. In some cases, these rights may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Fund's high credit standards at the time of purchase of the participation interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank. Participation interests will be purchased only if in the opinion of counsel interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Investor Trust will not invest more than 5% of the New York Tax-Free Bond Fund's assets in participation interests.

      The Investor Trust has no current intention of purchasing any participation interests for the New York Tax-Free Bond Fund in the foreseeable future.

REPURCHASE AGREEMENTS

      The Money Market Fund, Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund, Growth Fund, Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund, Opportunity Fund, Value Fund, Fixed Income Fund, International Equity Fund and Small Cap Equity Fund may each invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers' acceptances. Repurchase agreements are transactions by which a portfolio or fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. While repurchase agreements involve certain risks not associated with direct investments in the underlying securities, a Fund will follow procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized banks and registered broker-dealers having creditworthiness determined by the Adviser to be substantially equivalent to that of issuers of debt securities rated investment grade. In addition, each Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and that the Fund's custodian will take possession of such collateral. In the event of a default or bankruptcy by the seller, a Fund will seek to liquidate such collateral. The Adviser will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price plus accrued interest. However, the exercise of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. It is the current policy of the Growth and Income Fund and Fixed Income Fund not to enter into repurchase agreements exceeding in the aggregate 10% and 15% of the market value of the respective Fund's total assets. The Overseas Equity Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held for the Fund exceed 15% of the Fund's net assets.

      The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. While the managements of the Trusts and the Portfolios Trust acknowledge these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

SELECTION OF MONEY MARKET INVESTMENTS

      The Money Market Fund may invest in bank certificates of deposit and bankers' acceptances issued by banks having deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. Should the Trustees decide to reduce this minimum deposit requirement, shareholders would be notified and the Prospectus supplemented.

      Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the Treasury.

      Considerations of liquidity and preservation of capital mean that a Fund may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objectives, the Money Market Fund will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of, or in response to, changing economic and money market conditions and trends. The Money Market Fund will also invest to take advantage of what the Adviser believes to be temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by a Fund, may result in frequent changes in the Fund's portfolio. Portfolio turnover may give rise to taxable gains. The Money Market Fund does not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.

SHORT-TERM TRADING

      The Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund and International Equity Fund may engage in short-term trading. Although the Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund and International Equity Fund will not make a practice of short- term trading, purchases and sales of securities will be made whenever necessary or desirable in the management's view to achieve the investment objective of the Fund. A change in the securities held by a Fund is known as "portfolio turnover." Management does not expect that in pursuing the Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund and International Equity Fund's investment objective unusual portfolio turnover will be required and intends to keep turnover to a minimum consistent with each Fund's investment objective. The trading costs and tax affects associated with portfolio turnover may adversely affect the Fund's performance. The management believes unsettled market economic conditions during certain periods require greater portfolio turnover in pursuing a Fund's investment objectives than would otherwise be the case. A higher incidence of portfolio turnover will result in greater transaction costs to a Fund.

SOVEREIGN AND SUPRANATIONAL DEBT OBLIGATIONS

      The Limited Maturity Fund, Bond Fund, Mid-Cap Fund, Opportunity Fund, Fixed Income Fund, International Equity Fund and Small Cap Equity Fund may each invest in sovereign and supranational debt obligations. Debt instruments issued or guaranteed by foreign governments, agencies, and supranational ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, may involve a high degree of risk, and may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

SPECIAL FACTORS AFFECTING NEW YORK

      The Adviser intends to invest a high proportion of the New York Tax-Free Bond Fund's assets in New York Municipal Obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in the Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of New York issues with the yield of a more diversified portfolio including out-of-state issues before making an investment decision. The Adviser believes that by maintaining the Fund's investment portfolio in liquid, shorter-term Municipal Obligations, the Fund is somewhat insulated from the credit risks that may exist for long-term New York Municipal Obligations.

      New York State and other issuers of New York Municipal Obligations have historically experienced periods of financial difficulties which have caused the credit ratings of certain of their obligations to be downgraded by certain rating agencies. Beginning in 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. In the early 1990s, New York faced additional financial difficulties which resulted in a lowering by Moody's and S&P of their credit ratings on certain New York Municipal Obligations. Recurrence of such financial difficulties could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. There can be no assurance that credit ratings on obligations of New York State and New York City and other New York Municipal Obligations will not be downgraded further.

      The fiscal stability of New York is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

      New York City's general obligation debt is rated A2 by Moody's, A by S&P and A+ by Fitch.

      For further information concerning New York Municipal Obligations, see Appendix B to this Statement of Additional Information. The summary set forth above and in Appendix B is included for the purpose of providing a general description of New York State and New York City credit and financial conditions. This summary is based on information from statements of issuers of New York Municipal Obligations and does not purport to be complete.

SWAPS, CAPS, FLOORS AND COLLARS

      The Limited Maturity Fund, Bond Fund and Fixed Income Fund may each enter into swap contracts and other similar instruments in accordance with its policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams calculated by reference to interest income linked to a specified index in one currency in exchange for a specified index in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

      The swaps in which a Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium) and the other party pays periodic amounts based on the movement of a specified index.

      The Limited Maturity Fund, Bond Fund and Fixed Income Fund will each usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two returns. A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or other liquid securities, to avoid any potential leveraging. The Limited Maturity Fund, Bond Fund and Fixed Income Fund will not enter into any swap agreement unless the unsecured commercial paper, senior debt or the claims-paying ability of the counterparty is rated AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, rated comparably by another NRSRO or determined by the Adviser to be of comparable quality.

      Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

      The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

U.S. GOVERNMENT SECURITIES

      The Money Market Fund, Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund, Growth Fund, Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund, Opportunity Fund, Fixed Income Fund, International Equity Fund and Small Cap Equity Fund may each invest in U.S. Government Securities. The International Equity Portfolio may invest in U.S. Government Securities for liquidity purposes and for temporary defensive purposes. U.S. Government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government.

      Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. Government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

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

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES

      The Money Market Fund, Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund, Growth and Income Fund, Mid-Cap Fund and Fixed Income Fund may each, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or-at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. The Growth and Income Fund and Mid-Cap Fund's investments in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments which are not readily marketable, will be limited to an aggregate total of 15% of the Fund's net assets.

      The Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund, Growth and Income Fund, Mid-Cap Fund and Fixed Income Fund may each also buy variable rate master demand notes. The terms of the obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. A Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between a Fund and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this Prospectus for investment in money market instruments.

VARIABLE RATE INSTRUMENTS

      The Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund and Fixed Income Fund may each invest in Variable Rate Instruments. Variable rate instruments that the Adviser may purchase on behalf of each Fund provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such instrument or by tendering or "putting" such instrument to a third party.

      Investments in floating or variable rate securities normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury bonds or bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently also offers to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

      Because of the variable rate nature of the instruments, during periods when prevailing interest rates decline, a Fund's yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, a Fund's yield will increase and its shareholders will have reduced risk of capital depreciation. In certain cases, the interest rate index on which an instrument's yield is based may not rise and fall to the same extent or as quickly as the general market for municipal obligations. These instruments are considered derivatives and the value of such instruments may be more volatile than other floating rate municipal obligations.

      Certain floating or variable rate obligations that may be purchased by the Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund and Fixed Income Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. The demand features of certain floating or variable rate obligations may permit the holder to tender the obligations to foreign banks, in which case the ability to receive payment under the demand feature will be subject to certain risks, as described under "Foreign Securities," below.

      The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed for a Fund through the demand feature, an obligation matures on a specified date which may range up to 30 years from the date of issuance.

WARRANTS

      The Growth Fund, Value Fund, Overseas Equity Fund and International Equity Fund may each invest up to 10% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Once a warrant expires, it has no value in the market. Warrant positions will not be used to increase the leverage of the Growth Fund, Value Fund, Overseas Equity Fund or International Equity Fund. Consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

      The Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund, Growth and Income Fund, Mid-Cap Fund and Fixed Income Fund may each purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The when-issued securities are subject to market fluctuation and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself in which case there could be an unrealized loss at the time of delivery. If the other party to a when-issued transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity or suffer a loss.


      The Growth and Income Fund and Mid-Cap Fund will each maintain liquid assets in segregated accounts with its custodian in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. It is the current policy of the Growth and Income Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.


"WHEN-ISSUED" MUNICIPAL OBLIGATIONS

      The Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund and Fixed Income Fund may invest in "when-issued" municipal obligations. New issues of municipal obligations may be offered on a "when-issued" or "forward delivery" basis. The payment obligation and the interest rate that will be received on the municipal obligations offered on this basis are each fixed at the time a Fund commits to the purchase, although settlement, i.e., delivery of and payment for the municipal obligations, takes place beyond customary settlement time (but normally within 45 days of the commitment). Between the time a Fund commits to purchase the "when-issued" or "forward delivery" municipal obligation and the time delivery and payment are made, the "when-issued" or "forward delivery" municipal obligation is treated as an asset of the Fund and the amount which the Fund is committed to pay for that municipal obligation is treated as a liability of the Fund. No interest on a "when-issued" or "forward delivery" municipal obligation is accrued for a Fund until delivery occurs. Although a Fund only makes commitments to purchase "when-issued" or "forward delivery" municipal obligations with the intention of actually acquiring them, the Fund may sell these obligations before the settlement date if deemed advisable by the Adviser.

      Purchasing municipal obligations on a "when-issued" or "forward delivery" basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the "when-issued" or "forward delivery" municipal obligation may have a lesser (or greater) value at the time of settlement than a Fund's payment obligation with respect to that municipal obligation. Furthermore, if a Fund sells the "when-issued" or "forward delivery" municipal obligation before the settlement date or if the Fund sells other obligations from the Fund's portfolio in order to meet the payment obligations, the Fund may realize a capital gain, which is not exempt from federal, New York State or New York City income taxation.

      Municipal obligations purchased on a "when-issued" or "forward delivery" basis and the securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a "when-issued" or "forward delivery" basis, short-term obligations that offer same day settlement and earnings normally are purchased. Although short-term investments normally are in tax-exempt securities, short-term taxable securities may be purchased if suitable short-term tax-exempt securities are not available. A separate account of the Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund and Fixed Income Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of the "when-issued" or "forward delivery" commitments is established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities are valued at market value. If the market value of such securities declines, additional cash or high quality debt securities are placed in the account daily so that the value of the account equals the amount of a Fund's commitments. On the settlement date of the "when-issued" or "forward delivery" securities, the Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund and Fixed Income Fund's obligations are met from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although not normally expected, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than the Fund's payment obligations).

WRITING COVERED CALLS

      The Growth and Income Fund and Mid-Cap Fund may each seek to earn premiums by writing covered call options against some of the securities in its portfolio provided the options are listed on a national securities exchange. A call option is "covered" if a Fund owns the underlying securities covered by the call. The purchaser of the call option obtains the right to acquire these securities at a fixed price (which may be less than, the same as, or greater than the current market price of such securities) during a specified period of time. A Fund, as the writer of the option, forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit.

      The Growth and Income Fund and Mid-Cap Fund each retain the risk of loss should the price of the underlying security decline below the purchase price of the underlying security minus the premium. The aggregate value of the securities subject to options written by the Growth and Income Fund or Mid-Cap Fund may not exceed 25% of the value of the Fund's net assets.

      To the extent permitted as described in the section titled "Options and Futures" in this Statement of Additional Information, the Growth and Income Fund and Mid-Cap Fund may engage in transactions for the purchase and sale of stock index options, stock index futures contracts and options on stock index futures.

ZERO COUPON OBLIGATIONS

      The Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund, Growth and Income Fund, Mid-Cap Fund and Fixed Income Fund may each invest in zero coupon obligations, which are fixed-income securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund, Growth and Income Fund, Mid-Cap Fund and Fixed Income Fund each accrue income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a Fund's distribution obligations, in which case the Fund will forego the purchase of additional income-producing assets with these funds. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.

                               PORTFOLIO TURNOVER

      The Adviser manages each Fund generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, a Fund will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. The Adviser engages in portfolio trading for a Fund if it believes a transaction net of costs (including custodian charges) will help achieve the investment objective of the Fund. In managing the Fund's portfolio, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Expenses to each Fund, including brokerage commissions, and the realization of capital gains which are taxable to the Fund's shareholders tend to increase as the portfolio turnover increases.


      For the fiscal years ended October 31, 2004 and October 31, 2003, the portfolio turnover rate for each Fund or its corresponding Portfolio was:

FUND*                              2004       2003
-----                              ----       ----
Limited Maturity Fund                         98.42%
Bond Fund                                     70.91%
New York Tax-Free Bond Fund                   29.79%
Growth Fund**                                 n/a
Growth and Income Fund                        64.52%
Mid-Cap Fund                                 100.86%
Overseas Equity Fund                          68.51%
Opportunity Fund                             152.05%
Value Fund**                                  n/a
Fixed Income Fund                             70.91%
International Equity Fund                     68.51%
Small Cap Equity Fund                        152.05%



      *The HSBC Investor Aggressive Growth Strategy Fund, HSBC Investor Growth Strategy Fund, HSBC Investor Moderate Growth Strategy Fund, HSBC Investor Conservative Growth Strategy Fund, and HSBC Investor Conservative Income Strategy Fund did not have operations during the fiscal years ended October 31, 2004 and 2003.



      ** The Growth Fund and the Value Fund commenced operations on May 10,
      2004.


      The Adviser manages the Fixed Income Portfolio generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, the Portfolio will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. It is expected that the annual turnover rate for the Fixed Income Portfolio will generally not exceed 250%.


      Westfield manages the Small Cap Portfolio generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, the Portfolio will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Westfield engages in portfolio trading for the Portfolio if it believes a transaction net of costs (including custodian charges) will help achieve the investment objective of the Portfolio. In managing the Portfolio's portfolio, Westfield seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Expenses to the Portfolio, including brokerage commissions, and the realization of capital gains which are taxable to the Portfolio's shareholders tend to increase as the portfolio turnover increases. It is expected that the annual turnover rate for the Portfolio will generally not exceed 150%.



      Additionally, it is expected that the annual turnover rate for the International Equity Portfolio will generally not exceed 40%. It is expected that the annual turnover rate for the New York Tax-Free Bond Fund will generally not exceed 150%.


      If a Fund or Portfolio has a portfolio turnover rate of 100% or more, transaction costs incurred by the Portfolio, and the realized capital gains and losses of the Portfolio, may be greater than those of a Portfolio with a lesser portfolio turnover rate. See "Portfolio Transactions" and "Tax Matters" below.

                              PORTFOLIO MANAGEMENT

LIMITED MATURITY FUND, BOND FUND AND FIXED INCOME FUND

      The Adviser's investment strategy for achieving the Limited Maturity Portfolio and Fixed Income Portfolio's investment objectives has two basic components: maturity and duration management and value investing. The average portfolio duration of the Limited Maturity Portfolio normally varies within three- to six-years based on projected interest rates.

      Maturity and Duration Management. Maturity and duration management decisions are made in the context of an intermediate maturity orientation. The maturity structure of the Limited Maturity Portfolio and Fixed Income Portfolio is adjusted in anticipation of cyclical interest rate changes. Such adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term, secular shifts in the levels of interest rates (i.e., shifts transcending and/or not inherent to the business cycle). Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for the Adviser's maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

      Value Investing. The second component of the Adviser's investment strategy for the Limited Maturity Portfolio and Fixed Income Portfolio is value investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit the portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

NEW YORK TAX-FREE BOND FUND

      The Trust intends that the Adviser fully manage the Fund's portfolio by buying and selling securities, as well as by holding selected securities to maturity. In managing the Fund's portfolio, the Adviser seeks to maximize the return on the Fund's portfolio by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers, which may include use of the following strategies:

   1. shortening the average maturity of the portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

   2. lengthening the average maturity of the portfolio in anticipation of a decline in interest rates so as to maximize tax-exempt yield;

   3. selling one type of debt security (e.g., revenue bonds) and buying another (e.g., general obligation bonds) when disparities arise in the relative values of each; and

   4. changing from one debt security to an essentially similar debt security when their respective yields are distorted due to market factors.

      Distributions of gains, if any, realized from the sale of Municipal Obligations or other securities are subject to regular federal income taxes and New York State and New York City personal income taxes. These strategies may result in increases or decreases in the Fund's current income available for distribution to the Fund's shareholders and in the holding for the Fund of securities which sell at moderate to substantial premiums or discounts from face value. Moreover, if the expectations of changes in interest rates or the evaluation of the normal yield relationship between two securities proves to be incorrect, the Fund's income, net asset value per share and potential capital gain may be decreased or its potential capital loss may be increased.

                             PORTFOLIO TRANSACTIONS

      For the purposes of this section, the term Adviser refers to the Adviser for the Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund, Growth and Income Fund, Mid-Cap Fund and Fixed Income Fund and the Sub-Adviser for the Overseas Equity Fund, International Equity Fund, Value Fund, Growth Fund, Small Cap Equity Fund and Opportunity Fund.

      The Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. The Trusts have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Funds. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund's shareholders rather than by any formula. In placing orders for each Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although each Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Adviser may place orders for the purchase and sale of investments for a Fund with a broker-dealer affiliate of the Adviser.

      The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing each Fund. The management fee paid from each Fund is not reduced because the Adviser and its affiliates receive such services.

      Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with HSBC Bank USA, the Adviser, the Fund or BISYS Fund Services are prohibited from dealing with the Fund as a principal in the purchase and sale of securities except in accordance with regulations adopted by the Securities and Exchange Commission. A Fund may purchase Municipal Obligations from underwriting syndicates of which the Distributor or other affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act. Under the 1940 Act, persons affiliated with the Adviser, the Fund or BISYS Fund Services may act as a broker for the Fund. In order for such persons to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trustees of the Trusts regularly review the commissions paid by the Funds to affiliated brokers. The Fund will not do business with nor pay commissions to affiliates of the Adviser in any portfolio transactions where they act as principal.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction, provided the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising each Fund.

      The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by a Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided such Research.

      Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, and subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

      Investment decisions for each Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for a Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the Adviser believes that the Funds' ability to participate in volume transactions will produce better executions for the Funds.


      [The Boards of Trustees of the Trusts have adopted a policy to ensure compliance with Rule 12b-1(h) under the 1940 Act in the selection of broker-dealers to execute portfolio transactions for the Funds. Generally, Rule 12b-1(h) prohibits the Funds from compensating a broker-dealer for promotion or sale of Fund shares by directing to the broker-dealer securities transactions or remuneration received or to be received from such portfolio securities transactions.]


      If a Fund invests primarily in fixed-income securities, it is anticipated that most purchases and sales will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, the Fund would not ordinarily pay significant brokerage commissions with respect to securities transactions.

      In the United States and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by each Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.


      For the fiscal years ended October 31, 2004, 2003 and 2002, the Funds (or the Portfolios) paid aggregate brokerage commissions as shown in the following table:




FUND*                                  2004            2003               2002
-----                                  ----            ----               ----
Limited Maturity Fund                               n/a                n/a
Bond Fund                                           n/a                n/a
New York Tax-Free Bond Fund                         n/a                n/a
Growth Fund**                                       n/a                n/a
Growth and Income Fund                              $  379,881         $  408,088
Mid-Cap Fund                                        $  623,915         $  685,384
Overseas Equity Fund                                $  716,789         $  328,795
Opportunity Fund                                    $1,810,352         $1,548,715
Value Fund**                                        n/a                n/a
Fixed Income Fund                                   n/a                n/a
International Equity Fund                           $  716,789         $  328,795
Small Cap Equity Fund                               $1,810,352         $1,548,715



*The HSBC Investor Aggressive Growth Strategy Fund, HSBC Investor Growth Strategy Fund, HSBC Investor Moderate Growth Strategy Fund, HSBC Investor Conservative Growth Strategy Fund, and HSBC Investor Conservative Income Strategy Fund did not have operations during the fiscal years ended October 31, 2004, 2003 and 2002, and therefore did not incur brokerage expenses.

** The Growth Fund and the Value Fund commenced operations on May 10, 2004.



                        DISCLOSURE OF PORTFOLIO HOLDINGS



      The Boards of Trustees of the Investor Trust, Advisor Trust and Portfolio Trust have adopted policies and procedures relating to disclosure of the Trusts' portfolio securities (the "Policy"). The Policy is designed to ensure disclosure of portfolio holdings information where necessary to the Trusts' operation or useful to the Trusts' shareholders without compromising the integrity or performance of the Trusts.



      Pursuant to applicable law, the Trusts are required to disclose its Funds', LifeLine Funds' or Portfolios' complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter. The Trusts disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Trust shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Trust shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Trust shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.



      [These reports are also available, free of charge, on the Trusts' website at www.[.com. The Trusts' website also provides information about each Fund's, LifeLine Fund's or Portfolio's top 10 portfolio holdings, sector holdings and other portfolio characteristics data as of the end of the most recent [calendar] quarter. This information on the website is provided with a lag of at least [ ] days and is available until updated as of the next [calendar] quarter. The information on the Trusts' website is publicly available to all categories of persons.]



      The Trusts or the Adviser may share non-public portfolio holdings information of the Trusts sooner than 60 days of the end of each fiscal quarter with a service provider to the Trusts or the Adviser (such as the Trusts' custodian or administrator, a pricing service, proxy voting service, rating and ranking organization, broker-dealer executing trades for the Trusts, or other person) that reasonably needs such information to fulfill its duties, or with affiliated entities for compliance or risk management purposes. These service providers and other entities owe contractual, fiduciary, or other legal duties to the Trusts or the Adviser that foster reasonable expectations that portfolio holdings information will not be misused. The Trusts officers may authorize disclosure of the Trusts' portfolio holdings information to service providers where such service provider needs information to fulfill its duties.



      The Trusts require any third party receiving non-public holdings information to enter into a Confidentiality Agreement. The Confidentiality Agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that such information will be used solely for the purpose of analysis and evaluation of the Funds, LifeLine Funds or Portfolios. Specifically, the Confidentiality Agreement prohibits anyone in possession of non-public portfolio holdings information from purchasing or selling securities based on such information, or from disclosing such information to other persons, except for those who are actually engaged in, and need to know, such information to perform the analysis or evaluation of the Funds, LifeLine Funds or Portfolios.

      [Currently, the Trusts have arrangements to provide additional disclosure of portfolio holdings information to the following third parties: [PLEASE PROVIDE LIST OF THIRD PARTIES].]



      No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Trusts, Adviser and its affiliates.



      Pursuant to such Policy, the Boards of Trustees or the Chief Compliance Officer (the "CCO"), as authorized by the Board, may release a Fund's or a Portfolio's portfolio holdings, as necessary, in conformity with the foregoing principles. Compliance with the Policy (including the use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a regular basis, and any violations constituting a "Material Compliance Matter" as defined under Rule 38a-1 of the 1940 Act will be reported by the CCO to the applicable Board of Trustees.


                             INVESTMENT RESTRICTIONS

      The Trusts, with respect to each Fund, and the Portfolio Trust, with respect to the corresponding Portfolios of the Growth Fund, Fixed Income Fund, International Equity Fund, Small Cap Fund and Value Fund, have adopted certain fundamental and non-fundamental investment restrictions. Fundamental investment restrictions may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund or its corresponding Portfolio. The term "majority of the outstanding voting securities" as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding "voting securities" are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities." The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940, as amended (the "1940 Act").

LIFELINE FUNDS

      As a matter of fundamental policy, the LifeLine Funds will not (except that none of the following investment restrictions shall prevent the Trust from investing each of the LifeLine Fund's assets in a combination of the Portfolios):

   1. invest in physical commodities or contracts on physical commodities;

   2. purchase or sell real estate, although the Funds may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

   3. make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with each Fund's investment objective and policies;

   4. borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that each Fund maintains asset coverage of at least 300% for all such borrowings;

   5. underwrite the securities of other issuers (except to the extent that each Fund may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

   6. acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of each Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio adopts a temporary defensive position;

   7. issue senior securities, except as permitted under the 1940 Act;

      Each of the LifeLine Funds assumes the non-fundamental policies (except that none of such investment restrictions shall prevent the Trust from investing each of the LifeLine Fund's assets in a combination of the Portfolios) of the Portfolios in which it invests.

MONEY MARKET FUND

  As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

      1. borrow money, except that, as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

      2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

      3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the 1933 Act in selling a portfolio security for the Fund;

      4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4), the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

      5. purchase or sell real estate (including limited partnership interests, but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

      6. concentrate its investments in any particular industry (except for obligations of the U.S. Government and domestic banks), but, if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry;

      7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction
            (1) above;

      8. pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

      9. sell any security which it does not own, unless, by virtue of its ownership of other securities, it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that, if such right is conditional, the sale is made upon the same conditions;

      10.   invest for the purpose of exercising control or management;

      11. purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company (for purposes of this Investment Restriction (11), securities of foreign banks shall be treated as investment company securities, except that debt securities and nonvoting preferred stock of foreign banks are not subject to the 10% limitation described herein). (The Trust, on behalf of the Fund, has no current intention of investing in the obligations of foreign banks.);

      12. taken together with any investments described in Investment Restriction (15) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

      13. purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

      14. write, purchase or sell any put or call option or any combination thereof;

      15. taken together with any investments described in Investment Restriction (12) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

      16. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

      17. make short sales of securities or maintain a short position, unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.

The Fund will not as a matter of non-fundamental operating policy invest more than 10% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are issued by issuers which (including the period of operation of any predecessor company or unconditional guarantor of such issuer) have been in operation less than three years (including predecessors) or in securities that are restricted as to resale by the 1933 Act (including Rule 144A securities).

DIVERSIFICATION MEASURES

      The Money Market Fund's diversification tests are measured at the time of initial purchase and calculated as specified in Rule 2a-7 of the 1940 Act, which may allow a Fund to exceed the limits specified in the Prospectus for certain securities subject to guarantees or demand features. The Money Market Fund will be deemed to satisfy the maturity requirements described in the Prospectus to the extent that the Fund satisfies Rule 2a-7's maturity requirements. The definition of issuer for purposes of these investment restrictions is the same as that described under "Investment Objective, Policies and Restrictions" in this Statement of Additional Information for the purpose of diversification under the 1940 Act.

      It is the intention of Money Market Fund, unless otherwise indicated, that with respect to each Fund's policies that are the result of the application of law, the Fund will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

      There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in the net or total assets of the Fund, in the securities rating of the investment, or any other later change.

PERCENTAGE AND RATING RESTRICTIONS

      If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by a Fund is not considered a violation of policy. However, the Adviser will consider such change in its determination of whether to hold the security. Additionally, if such later change results in a Fund holding more than 10% of its net assets in illiquid securities, the Fund will take such action as is necessary to reduce the percentage of the Fund's net assets invested in illiquid securities to 10% or less. To the extent the ratings given by Moody's Investors Service, Inc. or Standard & Poor's Rating Services may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use comparable ratings as standards for investments in accordance with the investment policies set forth in the Prospectus.

LIMITED MATURITY FUND

      As a matter of fundamental policy, the Limited Maturity Fund (Limited Maturity Portfolio) will not (except that none of the following investment restrictions shall prevent the Trust from investing all of the Fund's assets in a separate registered investment company with substantially the same investment objectives):

      1.    invest in physical commodities or contracts on physical commodities;

      2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interest in real estate;

      3. make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, and (ii) by lending its portfolio securities;

      4. with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

      5. with respect to 75% of its assets, purchase securities of any issuer if, as the result, more than 5% of the Portfolio's (Fund's) total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

      6. underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

      7. acquire any securities of companies within one industry if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position; and provided further that mortgage-backed securities shall not be considered a single industry for the purposes of this investment restriction;

      8. borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio
            (Fund) maintains asset coverage of at least 300% for all such borrowings;

      9.    issue senior securities, except as permitted under the 1940 Act.

      In applying fundamental policy number seven, mortgage-backed securities shall not be considered a single industry. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in fundamental policy number seven. Private mortgage-backed securities (i.e., not issued or guaranteed by a governmental agency or government-related organization) that are backed by mortgages on commercial properties shall be treated as a separate industry from private mortgage-backed securities backed by mortgages on residential properties.

      The Limited Maturity Fund is also subject to the following restrictions which may be changed by its Boards of Trustees without investor approval (except that none of the following investment policies shall prevent the Trust from investing all of the assets of the Fund in a separate registered investment company with substantially the same investment objectives). As a matter of non-fundamental policy, the Fund will not:

      1.    invest less than 80% of its total assets in fixed income securities;

      2. borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

      3. invest in futures and/or options on futures to the extent that its outstanding obligations to purchase securities under any future contracts in combination with its outstanding obligations with respect to options transactions would exceed 35% of its total assets;

      4. purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions (transactions in futures contracts and options are not deemed to constitute selling securities short);

      5. pledge, mortgage or hypothecate any of its assets to an extent greater than one-third of its total assets at fair market value;

      6. invest more than an aggregate of 15% of the net assets of the Portfolio (Fund), determined at the time of investment, in securities that are illiquid because their disposition is restricted under the federal securities laws or securities for which there is no readily available market; provided, however that this policy does not limit the acquisition of (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act, but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and which are deemed to be liquid pursuant to guidelines adopted by the Board of Trustees ("Restricted Securities");

      7. invest more than 25% of its assets in Restricted Securities (including Rule 144A Securities);

      8. invest for the purpose of exercising control over management of any company;

      9. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      10. invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

      11. write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases.

BOND FUND

      As a matter of fundamental policy, the Bond Fund (Fixed Income Portfolio) will not (except that none of the following investment restrictions shall prevent the Investor Trust from investing all of the Fund's Assets in a separate registered investment company with substantially the same investment objectives):

      1.    invest in physical commodities or contracts on physical commodities;

      2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

      3. make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, and (ii) by lending its portfolio securities;

      4. with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

      5. with respect to 75% of its assets, purchase securities of any issuer if, as the result, more than 5% of the Portfolio's (Fund's) total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

      6. underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

      7. acquire any securities of companies within one industry if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position; and provided further that mortgage-backed securities shall not be considered a single industry for the purposes of this investment restriction;

      8. borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio
            (Fund) maintains asset coverage of at least 300% for all such borrowings;

      9.    issue senior securities, except as permitted under the 1940 Act.

      In applying fundamental policy number seven, mortgage-backed securities shall not be considered a single industry. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in fundamental policy number seven. Private mortgage-backed securities (i.e., not issued or guaranteed by a governmental agency or government-related organization) that are backed by mortgages on commercial properties shall be treated as a separate industry from private mortgage-backed securities backed by mortgages on residential properties.

      The Bond Fund and Fixed Income Portfolio are also subject to the following restrictions which may be changed by their respective Boards of Trustees without investor approval (except that none of the following investment policies shall prevent the Trust from investing all of the assets of the Bond Fund in a separate registered investment company with substantially the same investment objectives).

      As a matter of non-fundamental policy, the Bond Fund (Fixed Income Portfolio) will not:

      1.    invest less than 80% of its total assets in fixed income securities;

      2. borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

      3. invest in futures and/or options on futures to the extent that its outstanding obligations to purchase securities under any future contracts in combination with its outstanding obligations with respect to options transactions would exceed 35% of its total assets;

      4. invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its total assets (included within that amount, but not to exceed 2% of the value of the Portfolio's (Fund's) net assets, may be warrants that are not listed on the New York Stock Exchange, the American Stock Exchange or an exchange with comparable listing requirements; warrants attached to securities are not subject to this limitation);

      5. purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions (transactions in futures contracts and options are not deemed to constitute selling securities short);

      6. purchase or retain securities of an issuer if those officers and Trustees of the Portfolios Trust or the Adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

      7. pledge, mortgage or hypothecate any of its assets to an extent greater than one-third of its total assets at fair market value;

      8. invest more than an aggregate of 15% of the net assets of the Portfolio (Fund), determined at the time of investment, in securities that are illiquid because their disposition is restricted under the federal securities laws or securities for which there is no readily available market; provided, however that this policy does not limit the acquisition of (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act, but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and which are deemed to be liquid pursuant to guidelines adopted by the Board of Trustees ("Restricted Securities");

      9. invest more than 25% of its assets in Restricted Securities (including Rule 144A Securities);

      10. invest for the purpose of exercising control over management of any company;

      11. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      12. invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

      13. write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases.

NEW YORK TAX-FREE BOND FUND

      As a matter of fundamental policy, the Investor Trust, on behalf of the New York Tax-Free Bond Fund, may not:

      1. borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities), provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this Investment Restriction; for additional related restrictions, see clause (1) under the non-fundamental restrictions below;

      2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities and except that deposits of initial and variation margin in connection with the purchase, ownership, holding or sale of futures contracts may be made;

      3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

      4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

      5. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

      6. concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry, except that positions in futures contracts shall not be subject to this Investment Restriction and except that the Trust may invest all

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            or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

      7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction
            (1) above, and provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this Investment Restriction;

      8. write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the writing, purchase, ownership, holding or sale of futures contracts;

      9. invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days); provided, however, that this Investment Restriction shall not apply to (a) any security if the holder thereof is permitted to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such security or by tendering or "putting" such security to a third party, or (b) the investment by the Trust of all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

      10. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund; or

      11. purchase more than 10% of all outstanding debt obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities).

      For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.


      The New York Tax-Free Bond Fund is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval. As a matter of non-fundamental policy, the New York Tax-Free Bond Fund will not:


      1. invest less than 80% of the Fund's net assets in New York Municipal Obligations and other tax exempt obligations;

      2. borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost) (moreover, the Trust will not purchase any securities for the Fund's portfolio at any time at which borrowings exceed 5% of the Fund's total assets (taken at market value));

      3. pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's net assets (taken at market value) provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this Investment Restriction;

      4. sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

      5.    invest for the purpose of exercising control or management;

      6. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      7. invest more than 15% of the Fund's net assets in securities that are not readily marketable, including fixed time deposits and repurchase agreements maturing in more than seven days;

      8. purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class, and all preferred stock of an issuer shall be deemed a single class, except that futures contracts shall not be subject to this Investment Restriction.

      For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

GROWTH FUND

      As a matter of fundamental policy, the Growth Fund (Growth Portfolio) will not (except that none of the following investment restrictions shall prevent the Trust from investing all of the Growth Fund's assets in a separate registered investment company with substantially the same investment objective):

      1.    invest in physical commodities or contracts on physical commodities;

      2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

      3. make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Portfolio's investment objective and policies;

      4. borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio maintains asset coverage of at least 300% for all such borrowings;

      5. underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

      6. acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio adopts a temporary defensive position;

      7.    issue senior securities, except as permitted under the 1940 Act;

      8. with respect to 75% of its assets, the Portfolio will not purchase securities of any issuer if, as a result, more than 5% of the Portfolio's total assets taken at market value would be invested in the securities of any single issuer; and

      9. with respect to 75% of its assets, the Portfolio will not purchase a security if, as a result, the Portfolio would hold more than 10% of the outstanding voting securities of any issuer.

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

GROWTH AND INCOME FUND

      The Growth and Income Fund observes the following fundamental investment restrictions. Except as otherwise noted, the Fund may not:

      1. purchase securities on margin or purchase real estate or interest therein, commodities or commodity contracts, but may purchase and make margin payments in connection with financial futures contracts and related options);

      2. with respect to 75% of its total assets (taken at market value), purchase a security if as a result (1) more than 5% of its total assets (taken at market value) would be invested in the securities (including securities subject to repurchase agreements), of any one issuer, other than obligations which are issued or guaranteed by the United States Government, its agencies or instrumentalities or (2) the Fund would own more than 10% of the outstanding voting securities of such issuer;

      3. engage in the underwriting of securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter in selling, as part of an offering registered under the Securities Act of 1933, as amended, securities which it has acquired;

      4. effect a short sale of any security (other than index options or hedging strategies to the extent otherwise permitted), or issue senior securities except as permitted in paragraph (5). For purposes of this restriction, the purchase and sale of financial futures contracts and related options does not constitute the issuance of a senior security;

      5. borrow money, except that the Fund may borrow from banks where such borrowings would not exceed 33-1/3% of its total assets (including the amount borrowed) taken at market value; or pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by this paragraph and then only if such pledging, mortgaging or hypothecating does not exceed 33-1/3% of the Fund's total assets taken at market value;

      6. invest for the purpose of exercising control over management of any company;

      7. invest more than 10% of its total assets in the securities of other investment companies;

      8. invest in any security, including repurchase agreements maturing in over seven days or other illiquid investments which are subject to legal or contractual delays on resale or which are not readily marketable, if as a result more than 15% of the market value or respective Fund's total assets would be so invested;

      9. purchase interests in oil, gas, or other mineral exploration programs of real estate and real estate mortgage loans except as provided in the Prospectus of the Fund;

            however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, other minerals or companies which purchase or sell real estate or real estate mortgage loans;

      10. have dealings on behalf of the Fund with Officers and Trustees of the Fund, except for the purchase or sale of securities on an agency or commission basis, or make loans to any officers, directors or employees of the Fund;

      11. purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of the Fund's total assets, provided that (a) there is no limitation with respect to investments in obligations of the United States Government, its agencies or; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and

      12. make loans, except that the Fund may make loans or lend its portfolio securities if, as a result, the aggregate of such loans does not exceed 33-1/3% of the value of the Fund's total assets.

      The Growth and Income Fund is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval. As a matter of non-fundamental policy, the Growth and Income Fund will not:

      1. borrow money, except that the Fund may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Fund may not purchase any security while outstanding borrowings exceed 5% of net assets;

      2. sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities;

      3. purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges or an exchange with comparable listing requirements. Warrants attached to securities are not subject to this limitation;

      4. purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

      5. invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding

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

            Rule 144A securities deemed by the Board of Trustees of the Trust to be liquid);

      6. invest more than 15% of the Fund's total assets (taken at the greater of cost or market value) in (a) securities (including Rule 144A securities) that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. Government securities), provided, however, that no more than 5% of the Fund's total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

      7. invest more than 10% of the Fund's total assets (taken at the greater of cost or market value) in securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act;

      8. purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

      9. invest for the purpose of exercising control over management of any company;

      10. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      11. invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

      12. write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases;

      13. write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the put determined as of the date the options are sold shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

      14. buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

MID-CAP FUND

      As a matter of fundamental policy, the Investor Trust, on behalf of the Mid-Cap Fund, may not:

      1. borrow money, except that as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

      2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

      3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

      4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

      5. purchase or sell real estate (including limited interests but excluding securities secured by real estate interests therein), interests in oil, gas or mineral leases, or commodity contracts in the ordinary course of business the Trust reserves the freedom of action to hold and to sell for the real estate acquired as a result of its ownership of securities);

      6. concentrate its investments in any particular industry except for obligations of the U.S. Government and domestic banks), but it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at value at the time of each investment) may be invested in any one industry;

      7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction
            (1) above;

      8. pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

      9. sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that if such right is conditional the sale is made upon the same conditions;

      10.   invest for the purpose of exercising control or management;

      11. purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company (for purposes of this clause (11); securities of foreign banks shall be treated as investment company securities except that debt securities and nonvoting preferred stock of foreign banks are not subject to the 10% limitation described herein). (The Trust, on behalf of the Fund, has no current intention of investing in the obligations of foreign banks.);

      12. taken together with any investments described in clause (15) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

      13. purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, one or more of such persons owns beneficially more than 112 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 112 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

      14. write, purchase or sell any put or call option or any combination thereof;

      15. taken together with any investments described in clause (12) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

      16. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

      17. make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.

      The Mid-Cap Fund is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval. As a matter of non-fundamental policy, the Mid-Cap Fund will not:

      1. invest less than 80% of its assets in equity securities of mid-sized companies (those with market capitalizations falling within the Russell Mid-Cap Growth Index at the time of purchase);

      2. borrow money, except that the Fund may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Fund may not purchase any security while outstanding borrowings exceed 5% of net assets;

      3. sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities;

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

      4. purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets;

      5. purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

      6. invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Trust to be liquid);

      7. invest more than 15% of the Fund's total assets (taken at the greater of cost or market value) in (a) securities (including Rule 144A securities) that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. Government securities), provided, however, that no more than 5% of the Fund's total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

      8. invest more than 10% of the Fund's total assets (taken at the greater of cost or market value) in securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act;

      9. purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

      10. invest for the purpose of exercising control over management of any company;

      11. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      12. write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases;

      13. write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the put determined as of the date the options are sold shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the

            Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

      14. buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

OVERSEAS EQUITY FUND

      As a matter of fundamental policy, the Overseas Equity Fund (International Equity Portfolio) will not (except that none of the following investment restrictions shall prevent the Investor Trust from investing all of the Overseas Equity Fund's assets in a separate registered investment company with substantially the same investment objectives):

      1.    invest in physical commodities or contracts on physical commodities;

      2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

      3. make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Portfolio's (Fund's) investment objective and policies;

      4. borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio (Fund) maintains asset coverage of at least 300% for all such borrowings;

      5. underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

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      6.    acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position;

      7.    issue senior securities, except as permitted under the 1940 Act;

      8. with respect to 75% of its assets, the Portfolio (Fund) will not purchase securities of any issuer if, as a result, more than 5% of the Portfolio's (Fund's) total assets taken at market value would be invested in the securities of any single issuer;

      9. with respect to 75% of its assets, the Portfolio (Fund) will not purchase a security if, as a result, the Portfolio (Fund) would hold more than 10% of the outstanding voting securities of any issuer.

      The Overseas Equity Fund and International Equity Portfolio are also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval (except that none of the following investment policies shall prevent the Investor Trust from investing all of the assets of the Overseas Equity Fund in a separate registered investment company with substantially the same investment objectives). As a matter of non-fundamental policy, the Overseas Equity Fund (International Equity Portfolio) will not:

      1. invest less than 80% of its net assets in equity securities of foreign corporations, consisting of common stocks, and other securities with equity characteristics, including preferred stock, warrants, rights, securities convertible into common stock ("convertible securities"), trust certificates, limited partnership interests and equity participations;

      2. borrow money, except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

      3. sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities;

      4. purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets;

      5. purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make

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            margin deposits in connection with transactions in options, futures, and options on futures;

      6. invest more than an aggregate of 15% of the net assets of the Portfolio (Fund), determined at the time of investment, in securities that are illiquid because their disposition is restricted under the federal securities laws or securities for which there is no readily available market; provided, however that this policy does not limit the acquisition of (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act, but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and which are deemed to be liquid pursuant to guidelines adopted by the Board of Trustees ("Restricted Securities");

      7. invest more than 10% of the Portfolio's (Fund's) assets in Restricted Securities (including Rule 144A securities);

      8. invest for the purpose of exercising control over management of any company;

      9. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      10. write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases;

      11. purchase or retain securities of an issuer of those officers and Trustees of the Portfolios Trust or the Adviser or Sub-Adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

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OPPORTUNITY FUND

      As a matter of fundamental policy, the Opportunity Fund (Small Cap Equity Portfolio) will not (except that none of the following investment restrictions shall prevent the Investor Trust from investing all of the Opportunity Fund's assets in a separate registered investment company with substantially the same investment objective):

      1. borrow money or mortgage or hypothecate assets of the Portfolio, except that in an amount not to exceed 1/3 of the current value of the Portfolio's net assets, it may borrow money (including from a bank or through reverse repurchase agreements, forward roll transactions involving mortgage backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

      2. underwrite securities issued by other persons except insofar as the Portfolios may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

      3. make loans to other persons except: (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

      4. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio may hold and sell, for the Portfolio's portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

      5. concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Portfolio's investment objective(s), up to 25% of its total assets may be invested in any one industry;

      6. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and

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

            futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

      7. with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. Government securities) of any one issuer.

      The Opportunity Fund and Small Cap Equity Portfolio are also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval (except that none of the following investment policies shall prevent the Investor Trust from investing all of the assets of the Opportunity Fund in a separate registered investment company with substantially the same investment objective).

      As a matter of non-fundamental policy, the Opportunity Fund (Small Cap Equity Portfolio) will not:

      1. borrow money (including from a bank or through reverse repurchase agreements or forward roll transactions involving mortgage backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Portfolio may purchase any security while outstanding borrowings exceed 5%;

      2. pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

      3. purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

      4. sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

      5.    invest for the purpose of exercising control or management;

      6. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

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

      7. invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable;

      8. invest more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) in (a) securities that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. Government securities), provided, however, that no more than 5% of the Portfolio's total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

      9. purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

      10. with respect to 75% of the Portfolio's (Fund's) total assets, purchase or retain in the Portfolio's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the Advisor, if after the purchase of the securities of such issuer for the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

      11. invest more than 5% of the Portfolio's net assets in warrants (valued at the lower of cost or market) (other than warrants acquired by the Portfolio (Fund) as part of a unit or attached to securities at the time of purchase), but not more than 2% of the Portfolio's net assets may be invested in warrants not listed on the New York Stock Exchange Inc. ("NYSE") or the American Stock Exchange;

      12. make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolios have no current intention to engage in short selling);

      13. write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Portfolio's net assets; (c) the securities subject to the exercise of the call written by the Portfolio must be owned by the Portfolio at the time the call is sold and must continue to be owned by the Portfolio until the call has been exercised, has lapsed, or the Portfolio has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Portfolio will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio has purchased a closing put, which is a put of the same series as the one previously written); and

      14. buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's total assets.

VALUE FUND

      As a matter of fundamental policy, the Value Fund (Value Portfolio) will not (except that none of the following investment restrictions shall prevent the Investor Trust from investing all of the Value Fund's assets in a separate registered investment company with substantially the same investment objective):

      1.    invest in physical commodities or contracts on physical commodities;

      2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

      3. make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Portfolio's investment objective and policies;

      4. borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio maintains asset coverage of at least 300% for all such borrowings;

      5. underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

      6. acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio adopts a temporary defensive position;

      7.    issue senior securities, except as permitted under the 1940 Act;

      8. with respect to 75% of its assets, the Portfolio will not purchase securities of any issuer if, as a result, more than 5% of the Portfolio's total assets taken at market value would be invested in the securities of any single issuer; and

      9. with respect to 75% of its assets, the Portfolio will not purchase a security if, as a result, the Portfolio would hold more than 10% of the outstanding voting securities of any issuer.

FIXED INCOME FUND

      As a matter of fundamental policy, the Fixed Income Fund (Fixed Income Portfolio) will not (except that none of the following investment restrictions shall prevent the Advisor Trust from investing all of the Fixed Income Fund's assets in a separate registered investment company with substantially the same investment objectives):

      1.    invest in physical commodities or contracts on physical commodities;

      2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

      3. make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, and (ii) by lending its portfolio securities;

      4. with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

      5. with respect to 75% of its assets, purchase securities of any issuer if, as the result, more than 5% of the Portfolio's (Fund's) total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

      6. underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

      7. acquire any securities of companies within one industry if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position; and provided further that mortgage-backed securities shall not be considered a single industry for the purposes of this investment restriction;

      8. borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio
            (Fund) maintains asset coverage of at least 300% for all such borrowings;

      9.    issue senior securities, except as permitted under the 1940 Act.

      In applying fundamental policy number seven, mortgage-backed securities shall not be considered a single industry. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in fundamental policy number seven. Private mortgage-backed securities (i.e., not issued or guaranteed by a governmental agency or government-related organization) that are backed by mortgages on commercial properties shall be treated as a separate industry from private mortgage-backed securities backed by mortgages on residential properties.


      The Fixed Income Fund (Fixed Income Portfolio) is also subject to the following restrictions which may be changed by its Boards of Trustees without investor approval (except that none of the following investment policies shall prevent the Adviser Trust from investing all of the assets of the Fixed Income Fund in a separate registered investment company with substantially the same investment objectives). As a matter of non-fundamental policy, the Fixed Income Fund (Fixed Income Portfolio) will not:


      1. borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

      2. invest in futures and/or options on futures to the extent that its outstanding obligations to purchase securities under any future contracts in combination with its outstanding obligations with respect to options transactions would exceed 35% of its total assets;

      3. invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its total assets (included within that amount, but not to exceed 2% of the value of the Portfolio's (Fund's) net assets, may be warrants that are not listed on the New York Stock Exchange, the American Stock Exchange or an exchange with comparable listing requirements; warrants attached to securities are not subject to this limitation);

      4. purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions (transactions in futures contracts and options are not deemed to constitute selling securities short);

      5. purchase or retain securities of an issuer if those officers and Trustees of the Portfolios Trust or the Adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

      6. pledge, mortgage or hypothecate any of its assets to an extent greater than one-third of its total assets at fair market value;

      7. invest more than an aggregate of 15% of the net assets of the Portfolio (Fund), determined at the time of investment, in securities that are illiquid because their disposition is restricted under the federal securities laws or securities for which there is no readily available market; provided, however that this policy does not limit the acquisition of (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act, but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and which are deemed to be liquid pursuant to guidelines adopted by the Board of Trustees ("Restricted Securities");

      8. invest more than 25% of its assets in Restricted Securities (including Rule 144A Securities);

      9. invest for the purpose of exercising control over management of any company;

      10. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      11. invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

      12. write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases.

INTERNATIONAL EQUITY FUND

      As a matter of fundamental policy, the International Equity Fund (International Equity Portfolio) will not (except that none of the following investment restrictions shall prevent the Advisor Trust from investing all of the International Equity Fund's assets in a separate registered investment company with substantially the same investment objectives):

      1.    invest in physical commodities or contracts on physical commodities;

      2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

      3. make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Fund's investment objective and policies;

      4. borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio (Fund) maintains asset coverage of at least 300% for all such borrowings;

      5. underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

      6. acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Fund adopts a temporary defensive position;

      7.    issue senior securities, except as permitted under the 1940 Act;

      8. with respect to 75% of its assets, the Fund will not purchase securities of any issuer if, as a result, more than 5% of the Portfolio's (Fund's) total assets taken at market value would be invested in the securities of any single issuer;

      9. with respect to 75% of its assets, the Portfolio (Fund) will not purchase a security if, as a result, the Portfolio (Fund) would hold more than 10% of the outstanding voting securities of any issuer.


      The International Equity Fund and the International Equity Portfolio are also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval (except that none of the following investment policies shall prevent the Advisor Trust from investing all of the assets of the International Equity Fund in a separate registered investment company with substantially the same investment objectives). As a matter of non-fundamental policy, the International Equity Fund (International Equity Portfolio) will not:


      1. invest less than 80% of its net assets in equity securities of foreign corporations, consisting of common stocks, and other securities with equity characteristics, including preferred stock, warrants, rights, securities convertible into common stock ("convertible securities"), trust certificates, limited partnership interests and equity participations;

      2. borrow money, except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

      3. sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities;

      4. purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets;

      5. purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

      6. invest more than an aggregate of 15% of the net assets of the Portfolio (Fund), determined at the time of investment, in securities that are illiquid because their disposition is restricted under the federal securities laws or securities for which there is no readily available market; provided, however that this policy does not limit the acquisition of (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act, but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and which are deemed to be liquid pursuant to guidelines adopted by the Board of Trustees ("Restricted Securities");

      7. invest more than 10% of the Portfolio's (Fund's) assets in Restricted Securities (including Rule 144A securities);

      8. invest for the purpose of exercising control over management of any company;

      9. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      10. invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

      11. write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases;

      12. purchase or retain securities of an issuer if those officers and Trustees of the Portfolio Trust or the Adviser or Sub-Adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

SMALL CAP EQUITY FUND

      As a matter of fundamental policy, the Small Cap Equity Fund (Small Cap Equity Portfolio) will not (except that none of the following investment restrictions shall prevent the Advisor Trust from investing all of the Small Cap Equity Fund's assets in a separate registered investment company with substantially the same investment objective):

      1. borrow money or mortgage or hypothecate assets of the Portfolio, except that in an amount not to exceed 1/3 of the current value of the Portfolio's net assets, it may borrow money (including from a bank or through reverse repurchase agreements, forward roll transactions involving mortgage backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

      2. underwrite securities issued by other persons except insofar as the Portfolios may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

      3. make loans to other persons except: (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

      4. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio may hold and sell, for the Portfolio's portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

      5. concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Portfolio's investment objective(s), up to 25% of its total assets may be invested in any one industry;

      6. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

      7. with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. Government securities) of any one issuer.


      The Small Cap Equity Fund and the Small Cap Equity Portfolio are also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval (except that none of the following investment policies shall prevent the Advisor Trust from investing all of the assets of the Small Cap Equity Fund in a separate registered investment company with substantially the same investment objective). As a matter of non-fundamental policy, the Small Cap Equity Fund (Small Cap Equity Portfolio) will not:


      1. invest less than 80% of its assets in equity securities (consisting of common stocks, preferred stocks, and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities) of emerging growth companies;

      2. borrow money (including from a bank or through reverse repurchase agreements or forward roll transactions involving mortgage backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Portfolio may purchase any security while outstanding borrowings exceed 5%;

      3. pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

      4. purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

      5. sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

      6.    invest for the purpose of exercising control or management;

      7. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      8. invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable;

      9. invest more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) in (a) securities that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. Government securities), provided, however, that no more than 5% of the Portfolio's total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

      10. purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

      11. with respect to 75% of the Portfolio's (Fund's) total assets, purchase or retain in the Portfolio's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the Advisor, if after the purchase of the securities of such issuer for the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

      12. invest more than 5% of the Portfolio's net assets in warrants (valued at the lower of cost or market) (other than warrants acquired by the Portfolio (Fund) as part of a unit or attached to securities at the time of purchase), but not more than 2% of the Portfolio's net assets may be invested in warrants not listed on the New York

            Stock Exchange Inc. ("NYSE") or the American Stock Exchange;

      13. make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolios have no current intention to engage in short selling);

      14. write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Portfolio's net assets; (c) the securities subject to the exercise of the call written by the Portfolio must be owned by the Portfolio at the time the call is sold and must continue to be owned by the Portfolio until the call has been exercised, has lapsed, or the Portfolio has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Portfolio will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio has purchased a closing put, which is a put of the same series as the one previously written); and

      15. buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's total assets.

PERCENTAGE AND RATING RESTRICTIONS

      If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in a Fund's Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Fund or a later change in the rating of a security held by a Fund is not considered a violation of policy, however the Adviser will consider such change in its determination of whether to hold the security.

                             PERFORMANCE INFORMATION

      Each Trust may, from time to time, include the total return, annualized "yield," "effective yield" and "tax equivalent yield" quotations for a Fund, computed in accordance with formulas prescribed by the Securities and Exchange Commission (the "SEC"), in advertisements or reports to shareholders or prospective investors.

      From time to time the Investor Trust may provide annualized "yield," "effective yield" and "tax equivalent yield" quotations for the Fund in advertisements, shareholder reports or other communications to shareholders and prospective investors. The methods used to calculate the Money Market Fund's yield, effective yield and tax equivalent yield are mandated by the Securities and Exchange Commission. The yield for the Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

      Effective Yield = [(Base Period Return + 1)(365/7)] - 1

      Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of the Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of the Fund to yields published for other investment companies or other investment vehicles.

      Quotations of yield for a Fund will be based on all investment income per share (as defined by the SEC during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

      YIELD = 2 [a - b + 1)(6) - 1]
                   -----
                    cd

      where

      a =   dividends and interest earned during the period,

      b =   expenses accrued for the period (net of reimbursements),

      c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

      d = the maximum offering price per share on the last day of the period.

      Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Each Fund also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

      Quotations of average annual total return (after taxes on distributions) for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or up to the life of the Fund), calculated pursuant to the following formula: P(1+T)n = ATVD (where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = number of years and ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the period. All total return figures (after taxes on distributions) reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Taxes due are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date.

      Quotations of average annual total return (after taxes on distributions and redemption) for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or up to the life of the Fund), calculated pursuant to the following formula: P(1 + T)n = ATVDR (where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions and redemption), n = number of years and ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption. All total return figures (after taxes on distributions and redemption) reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Taxes due are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds.

      Performance information for each Fund may be compared, in reports and promotional literature, to: (i) unmanaged indices, including, but not limited to the S&P 500 Stock Index. Investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general, (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies (including IBC/Donoghue's Money Fund Reports), publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

      Additionally, performance information for the Funds may be compared to various unmanaged indices, described below. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.

      Each Fund may from time to time use one or more of the following unmanaged indices for performance comparison purposes:

      Consumer Price Index. The Consumer Price Index is published by the U.S. Department of Labor and is a measure of inflation.

      Lehman Brothers Government/Corporate Index. The Lehman Brothers Government/Corporate Index is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

      Salomon Bond Index. The Salomon Bond Index, also known as the Broad Investment Grade (BIG) Index, is a fixed income market capitalization-weighted index, including U.S. Treasury, agency, mortgage and investment grade (BBB or better) corporate securities with maturities of one year or longer and with amounts outstanding of at least $25 million. The government index includes traditional agencies; the mortgage index includes agency pass-throughs and FHA and GNMA project loans; the corporate index includes returns for 17 industry sub-sectors. Securities excluded from the Broad Index are floating/variable rate bonds, private placements, and derivatives (e.g., U.S. Treasury zeros, CMOs, mortgage strips). Every issue is trader-priced at month-end and the index is published monthly.

      Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of a Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of a Fund to yields published for other investment companies or other investment vehicles.

      A Shareholder Servicing Agent or a securities broker, if applicable, may charge its customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent or that securities broker. Specifically, investors who purchase and redeem shares of a Fund through a Shareholder Servicing Agent may be charged one or more of the following types of fees as agreed upon by the Shareholder Servicing Agent and the investor, with respect to the customer services provided by the Shareholder Servicing Agent: account fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid an those assets). Such fees will have the effect of reducing the yield and effective yield of the Fund for those investors.

      Conversely, each Trust has been advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from a Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agent or securities broker quotations reflecting such decreased or increased return.


                MANAGEMENT OF THE TRUSTS AND THE PORTFOLIO TRUST


TRUSTEES AND OFFICERS

      The names of the Trustees of the Investor Trust, the Advisor Trust and the Portfolio Trust, their addresses, ages/date of birth, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee are set forth below.

Trustees







    NAME, ADDRESS, AND                        TERM OF OFFICE           PRINCIPAL          NUMBER OF PORTFOLIOS IN        OTHER
         AGE/DATE             POSITION(S)      AND LENGTH OF     OCCUPATION(S) DURING    FUND COMPLEX OVERSEEN BY     TRUSTEESHIPS
         OF BIRTH            HELD WITH FUND     TIME SERVED          PAST 5 YEARS                 TRUSTEE           HELD BY TRUSTEE
    ------------------       --------------    -------------     --------------------    ------------------------   ---------------
NON-INTERESTED TRUSTEES

FREDERICK C. CHEN             Trustee          Indefinite;       Management Consultant          30                         None
[P.O. Box 182845                               1990 to present   (1/88 to present).
Columbus, Ohio] 43218
Date of Birth:
April 22, 1927

LARRY M. ROBBINS              Trustee          Indefinite;       Director, Center of            30                         None
[P.O. Box 182845                               1987 to present   Teaching and Learning,
Columbus, Ohio 43218]                                            University of
Date of Birth:                                                   Pennsylvania
December 2, 1938

ALAN S. PARSOW                Trustee           Indefinite;      General Partner of             30                         None
[Business Address]                              1987 to present  Parsow Partnership,
Date of Birth:                                                   Ltd. (1989 to present).
January 16, 1950

MICHAEL SEELY                 Trustee          Indefinite;       President of Investor          30                         None
[P.O. Box 182845                               1987 to present   Access Corporation
Columbus, Ohio 43218]                                            (investor relations
Date of Birth:                                                   consulting firm)
June 7, 1945

ADVISORY BOARD

THOMAS ROBARDS                Advisory        Indefinite;       Senior Vice President           30                         None
[P.O. Box 182845              Board Member    2004 to present   and Chief Financial
Columbus, Ohio 43218]                                           Officer, American
Date of Birth:                                                  Museum of Natural
                                                                History (2003 to
                                                                Present); Chief
                                                                Financial Officer,
                                                                Datek Online Holding

    NAME, ADDRESS, AND                        TERM OF OFFICE           PRINCIPAL          NUMBER OF PORTFOLIOS IN        OTHER
         AGE/DATE             POSITION(S)      AND LENGTH OF     OCCUPATION(S) DURING    FUND COMPLEX OVERSEEN BY     TRUSTEESHIPS
         OF BIRTH            HELD WITH FUND     TIME SERVED          PAST 5 YEARS                 TRUSTEE           HELD BY TRUSTEE
    ------------------       --------------    -------------     --------------------    ------------------------   ---------------
                                                                Corp. (2000 to 2003);
                                                                Executive Vice
                                                                President and Chief
                                                                Financial Officer,
                                                                Republic New York
                                                                Corporation (1976 to
                                                                2000)

INTERESTED TRUSTEE

STEPHEN J. BAKER             Trustee         Indefinite;        Chief Executive                 30                         None
P.O. Box 182845                              March 2004 to      Officer, HSBC Asset
Columbus, Ohio 43218                         present            Management (Americas)
Date of Birth:                                                  Inc. (2003 to
June 23, 1956                                                   present); Chief
                                                                Executive Officer,
                                                                HSBC Asset Management
                                                                (Canada) Limited (1998
                                                                 to 2003)

      The names of the Officers, their addresses, ages, position(s) held with each Trust, and principal occupation(s) during the past five years are described in the table below. Unless otherwise indicated, the address for each Officer is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Officers



                                                                    TERM OF OFFICE AND LENGTH     PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS, AND AGE/DATE OF BIRTH  POSITION(S) HELD WITH TRUST        OF TIME SERVED                    PAST 5 YEARS
------------------------------------  ---------------------------    ------------------------     ------------------------------
RICHARD A. FABIETTI                   President                    Indefinite;                  Senior Vice President, Head of
452 Fifth Avenue                                                   March, 2004 to present       Product Management, HSBC Asset
New York, New York  10018                                                                       Management (Americas) Inc. (1998
Date of Birth:                                                                                  to present).
October 8, 1958

MARK L. SUTER*                        Vice President               Indefinite;                  Employee of BISYS Fund Services,
90 Park Avenue                                                     2000 to present              Inc. (1/00 to present); Vice
10th Floor                                                                                      President of Client Services,
New York, New York                                                                               Seligman

                                                                    TERM OF OFFICE AND LENGTH     PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS, AND AGE/DATE OF BIRTH  POSITION(S) HELD WITH TRUST        OF TIME SERVED                    PAST 5 YEARS
------------------------------------  ---------------------------    ------------------------     ------------------------------
10018                                                                                           Data (6/97 to 12/99);
Date of Birth:                                                                                  Vice President, Capitalink (2/96
August 6, 1962                                                                                  to 5/97).

SALVATORE IOCOLANO                    Vice President               Indefinite;                  Senior Compliance Officer, HSBC
452 5th Avenue                                                     2002 to present              Asset Management (Americas) Inc.
18th Floor                                                                                      (2001 to present); Director of
New York, New York  10018                                                                       Compliance, KPMG Investment
Date of Birth:                                                                                  Advisors (8/99 to 3/01); Director
August 6, 1962                                                                                  of Compliance, Oppenheimer Capital
                                                                                                (3/98 to 8/99); Securities
                                                                                                Compliance Examiner, U.S.
                                                                                                Securities Exchange Commission
                                                                                                (3/95 to 3/98).

TROY SHEETS*                          Treasurer                    Indefinite;                  Employee of BISYS Fund Services,
3435 Stelzer Road                                                  2004 to present              Inc. (4/02 to present); Senior
Columbus, Ohio 43219                                                                            Manager, KPMG LLP - Ohio
Date of Birth:                                                                                  Investment Management and Funds
                                                                                                (8/93 to 4/02}

EDWARD T. SEARLE*                     Secretary                    Indefinite;                  Employee of BISYS Fund Services,
100 Summer Street                                                  2005 to present              Inc. (1/05 to present); Associate,
Suite 1500                                                                                      Drinker Biddle & Reath LLP (2/00
Boston, Massachusetts 02110                                                                     to 12/04); Employee of SEI
Date of Birth:                                                                                  Investments Company (8/99 to 2/00).
April 3, 1954

ALAINA METZ*                         Assistant Secretary           Indefinite;                  Employee of BISYS Fund Services,
3425 Stelzer Road                                                  1996 to present              Inc. (6/95 to present).
Columbus, Ohio 43219
Date of Birth:
April 4, 1967

FREDERICK J. SCHMIDT*                Chief Compliance Officer      Term expires 2005;           Senior Vice President and Chief
90 PARK AVENUE                                                     2004 to present              Compliance Officer, CCO Services
10TH FLOOR                                                                                      of BISYS Fund Services since 2004;
NEW YORK, NEW YORK 10016                                                                        President, FJS Associates from
DATE OF BIRTH:                                                                                  2002 to 2004; Vice President,
JULY 10, 1959                                                                                   Credit Agricole Asset Management,
                                                                                                U.S. from 1987 to 2002.



* Messrs. Suter, Sheets, Searle and Schmidt and Ms. Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.


BOARD OF TRUSTEES


      Overall responsibility for management of each Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees carry out their responsibilities in accordance with the laws of the Commonwealth of Massachusetts and the respective Trust's Declaration of Trust. The Trustees elect the officers of each Trust to supervise actively its day-to-day operations.


      Committees

      The Trustees of each Trust have established an audit committee, a valuation committee, and a nominating and corporate governance committee for each Trust.

      Audit Committee


      The Audit Committee is composed of all of the disinterested Trustees of the Board (each, an "Independent Trustee"). As of the date of this Statement of Additional Information, the members of the Audit Committee are Frederick C. Chen, Alan S. Parsow, Larry M. Robbins and Michael Seely. This committee is currently chaired by Mr. Chen. The primary purpose of the Audit Committee is to oversee the accounting and financial reporting policies, practices and internal controls of the Funds. The Audit Committee (i) recommends to the Board of Trustees the selection, retention, compensation and termination of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees;
(iii) reviews the annual audit with the independent auditors; (iv) reviews the annual financial statements of the Funds; and (v) reviews the adequacy and effectiveness of internal controls and procedures. The Audit Committee of each Trust held two meetings during the last fiscal year.

      Valuation Committee


      The Valuation Committee includes at least one of the Independent Trustees of the Trust elected by the Board of Trustees and representatives from HSBC Asset Management (Americas) Inc. and BISYS Fund Services. As of the date of this Statement of Additional Information, the members of the Valuation Committee are Frederick C. Chen, Alan S. Parsow, Larry M. Robbins and Michael Seely. The Valuation Committee is currently chaired by Mr. Parsow. The Valuation Committee is to oversee the implementation of each Fund's valuation procedures and to make fair value determinations on behalf of the Board of Trustees as specified in the Funds' Valuation Procedures. The Valuation Committee of each Trust held no meetings during the last fiscal year.


      Nominating and Corporate Governance Committee


      The Nominating and Corporate Governance Committee, which is composed entirely of Independent Trustees and may be comprised of one or more such Independent Trustees, is currently chaired by Mr. Seely. As of the date of this Statement of Additional Information, the members of this committee are Frederick
C. Chen, Alan S. Parsow, Larry M. Robbins and Michael Seely.. This committee (i) makes nominations for trustee membership on the Board; (ii) evaluates on a periodic basis the operations and effectiveness of the Board as a whole; (iii) periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) periodically reviews Board governance procedures and shall recommend any appropriate changes to the full Board; and (v) periodically reviews trustee compensation and shall recommend any appropriate changes to the Board as a group. The committee does not consider nominees recommended by shareholders. This committee held [TWO] meetings during the last fiscal year.



      Listed below for each Trustee is a dollar range of securities beneficially owned in the Advisor Trust and Investor Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as each Trust, as of December 31, 2004.


      Investor Trust



                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                         DOLLAR RANGE OF EQUITY SECURITIES IN       SECURITIES IN ALL REGISTERED
                                                       THE TRUST                  INVESTMENT COMPANIES OVERSEEN BY
                                           [NEED TO SPECIFY WHICH FUND WHEN        TRUSTEE IN FAMILY OF INVESTMENT
      NAME OF TRUSTEE                             FILLING OUT BELOW]                          COMPANIES
      ---------------                    -----------------------------------      --------------------------------
NON-INTERESTED TRUSTEES
     Frederick C. Chen
     Alan S. Parsow
     Larry M. Robbins
     Michael Seely

       Thomas Robards*
INTERESTED TRUSTEES
     Stephen J. Baker**



* Mr. Robards was appointed as an Advisory Trustee effective November 1, 2004


**Mr. Baker was appointed to the Board of Trustees effective March 2, 2004.

      Advisor Trust


                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                         DOLLAR RANGE OF EQUITY SECURITIES IN       SECURITIES IN ALL REGISTERED
                                                       THE TRUST                  INVESTMENT COMPANIES OVERSEEN BY
                                           [NEED TO SPECIFY WHICH FUND WHEN        TRUSTEE IN FAMILY OF INVESTMENT
            NAME OF TRUSTEE                         FILL OUT BELOW]                           COMPANIES
            ---------------              -----------------------------------      --------------------------------
NON-INTERESTED TRUSTEES
Frederick C. Chen
Alan S. Parsow
Larry M. Robbins
Michael Seely
Thomas Robards*
INTERESTED TRUSTEES
Stephen J. Baker**


* Mr. Robards was appointed as an Advisory Trustee effective November 1, 2004

**Mr. Baker was appointed to the Board of Trustees effective March 2, 2004.


      No Independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the principal underwriter of each Trust, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of each Trust (no including registered investment companies). Set forth in the table below is information regarding each Independent Trustee's (and his immediate family members') share ownership in securities of the Adviser, the principal underwriter of each Trust, and any entity controlling, controlled by or under common control with the Advisor or principal underwriter of each Trust (not including registered investment companies) as of December 31, 2004.


      Investor Trust

                        NAME OF OWNERS AND
                         RELATIONSHIPS TO                                            VALUE OF
  NAME OF TRUSTEE             TRUSTEE             COMPANY      TITLE OF CLASS       SECURITIES      PERCENT OF CLASS
  ---------------       -----------------         -------      --------------       ----------      ----------------
Frederick C. Chen              none                none             none               none               none

Larry M. Robbins               none                none             none               none               none
Alan S. Parsow                 none                none             none               none               none
Michael Seely                  none                none             none               none               none
Thomas Robards                 none                none             none               none               none

      Advisor Trust


                        NAME OF OWNERS AND
                         RELATIONSHIPS TO                                            VALUE OF
  NAME OF TRUSTEE             TRUSTEE             COMPANY      TITLE OF CLASS       SECURITIES      PERCENT OF CLASS
  ---------------       ------------------        -------      --------------       ----------      ----------------
Frederick C. Chen              none                none             none               none               none
Larry M. Robbins               none                none             none               none               none
Alan S. Parsow                 none                none             none               none               none
Michael Seely                  none                none             none               none               none
Thomas Robards                 none                none             none               none               none


As of February __, 2005, the Trustees and officers of each Trust, as a group, owned less than 1% of the outstanding shares of each Fund.


No Independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; (ii) any securities interest in the principal underwriter of each Trust or the Advisor or their affiliates (other than the Trusts); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

      -     the Funds;

      -     an officer of the Funds;

      - an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the Funds;

      - an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the Funds;

      -     the Adviser or principal underwriter of the Funds;

         - an officer of the Adviser or principal underwriter of the Funds;

         - a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Funds; or

         - an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Funds.

TRUSTEE COMPENSATION


         Each Trust pays each Trustee who is not an "interested person" of the Trust (as defined in the 1940 Act) an annual retainer of $24,000 and a fee of $4,000 for each regular meeting of the Board of Trustees and a fee of $2,000 for each committee meeting, except that Mr. Robbins receives an annual retainer of $29,000 and a fee of $5,000 for each regular meeting attended and $2,000- for each committee meeting. For the fiscal year ended October 31, 2004, the Trusts paid the following compensation to the Trustees of the Trusts.


                                                                 NAME OF PERSON, POSITION
                           ------------------------------------------------------------------------------------------------------
                                                NON-INTERESTED TRUSTEES(1)                             INTERESTED TRUSTEES
                           -------------------------------------------------------------------  ---------------------------------
                           Fredrick C. Chen, Alan S. Parsow, Larry M. Robbins,  Michael Seely,  Stephen J. Baker,  Leslie Baines,
                                 Trustee         Trustee         Trustee           Trustee         Trustee(2)        Trustee(3)
                           ----------------- --------------- -----------------  --------------  -----------------  --------------
AGGREGATE COMPENSATION
FROM FUND

Limited Maturity Fund        $                   $             $                   $                   None            None

Bond Fund                    $                   $             $                   $                   None            None
New York Tax-Free Bond       $                   $             $                   $                   None            None
Fund

Growth Fund(4)                                                                                         None            None

Growth and Income Fund       $                   $             $                   $                   None            None

Mid-Cap Fund                 $                   $             $                   $                   None            None

Overseas Equity Fund         $                   $             $                   $                   None            None

Opportunity Fund             $                   $             $                   $                   None            None

Value Fund(4)                                                                                          None            None

Fixed Income Fund            $                   $             $                   $                   None            None

                                                                 NAME OF PERSON, POSITION
                           ------------------------------------------------------------------------------------------------------
                                                NON-INTERESTED TRUSTEES(1)                             INTERESTED TRUSTEES
                           -------------------------------------------------------------------  ---------------------------------
                           Fredrick C. Chen, Alan S. Parsow, Larry M. Robbins,  Michael Seely,  Stephen J. Baker,  Leslie Baines,
                                 Trustee         Trustee         Trustee           Trustee          Trustee(2)        Trustee(3)
                           ----------------- --------------- -----------------  --------------  -----------------  --------------
International Equity Fund    $                   $             $                   $                   None            None

Small Cap Equity Fund        $                   $             $                   $                   None            None

PENSION OR RETIREMENT             none                none          none                none           None            None
BENEFITS ACCRUED AS PART
OF FUNDS EXPENSES(5)

ESTIMATED ANNUAL                  none                none          none                none           None            None
BENEFITS UPON RETIREMENT

TOTAL COMPENSATION FROM      $                   $             $                   $                   None            None
FUND AND FUND COMPLEX(6)
PAID TO DIRECTORS



(1)      Mr. Robards was appointed as an Advisory Trustee effective November 1,
         2004


(2)      Mr. Baker was appointed to the Board of Trustees effective March 2,
         2004.



(3)      Ms. Bains resigned her position as Trustee effective December 31, 2003.



(4) The HSBC Investor Aggressive Growth Strategy Fund, HSBC Investor Growth Strategy Fund, HSBC Investor Moderate Growth Strategy Fund, HSBC Investor Conservative Growth Strategy Fund, and HSBC Investor Conservative Income Strategy Fund did not have operations during the fiscal year ended October 31, 2004 and therefore the Trustees did not receive any compensation from the HSBC Investor Aggressive Growth Strategy Fund, HSBC Investor Growth Strategy Fund, HSBC Investor Moderate Growth Strategy Fund, HSBC Investor Conservative Growth Strategy Fund, or HSBC Investor Conservative Income Strategy Fund during that period. The Growth Fund and the Value Fund commenced operations on May 10, 2004


(5) The Trusts do not accrue pension or retirement benefits as part of Fund expenses, and Trustees of the Trusts are not entitled to benefits upon retirement from the Board of Trustees.

(6) The Fund Complex consisted of HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios.

PROXY VOTING

         The Trusts and the Portfolio Trust have adopted Proxy Voting Policies that delegate the responsibility of voting proxies to the Funds' Adviser and Sub-Advisers. The Proxy Voting Policies of the Trusts and the Adviser and Sub-Advisers are attached as Appendices D-I.


         Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ending June 30, 2004 are available (i) without charge, upon request, by calling 1-800-782-8183; and (ii) on the SEC's website at http://www.sec.gov.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


           HSBC Asset Management (Americas) Inc. is the investment adviser to each Fund and Portfolio pursuant to an investment advisory contract (the "Advisory Contract") with a Trust or Portfolio Trust. For its services, the Adviser is entitled to a fee from each Fund or Portfolio, computed daily and paid monthly, equal on an annual basis of the Fund's or Portfolio's average daily net assets as set forth below:


       FUND                                                            FEE
------------------------------------                  ------------------------------------
Limited Maturity Fund                                 0.40%
Bond Fund                                             0-50 million                  0.575%
                                                      50-95 million                 0.450%
                                                      95-150 million                0.200%
                                                      150-250 million               0.400%
                                                      250+ million                  0.350%

New York Tax-Free Bond Fund                           0.25%
Growth Fund                                           0-50 million                  0.500%
                                                      50-100 million                0.425%
                                                      100-200 million               0.375%
                                                      200+ million                  0.325%

Growth and Income Fund                                0.55%
Mid-Cap Fund                                          0.55%
Overseas Equity Fund                                  0-25 million                   0.95%
                                                      25-50 million                  0.80%
                                                      50-250 million                 0.40%
                                                      250+ million                   0.35%

Opportunity Fund                                      0.80%

Value Fund                                            0-500 million                 0.525%
                                                      500-1 billion                 0.475%
                                                      1 billion                     0.425%
Fixed Income Fund                                     0-50 million                  0.575%
                                                      50-95 million                 0.450%
                                                      95-150 million                0.200%
                                                      150-250 million               0.400%
                                                      250+ million                  0.350%

International Equity Fund                             0-25 million                   0.95%
                                                      25-50 million                  0.80%
                                                      50-250 million                 0.40%
                                                      250+ million                   0.35%

                        FUND                                           FEE
--------------------------------------------------                   ------
Small Cap Equity Fund                                                0.80%

   HSBC Investor Aggressive Growth Strategy Fund                     0.05%

   HSBC Investor Growth Strategy Fund                                0.05%

   HSBC Investor Moderate Growth Strategy Fund                       0.05%

   HSBC Investor Conservative Growth Strategy Fund                   0.05%

   HSBC Investor Conservative Income Strategy Fund                   0.05%



         For the fiscal years ended October 31, 2004, 2003 and 2002, the aggregate amount of advisory fees paid by the Funds and the Portfolios were:




        FUND*                     2004             2003               2002
---------------------------       ----          ----------         ----------
Limited Maturity Fund                           $562,599           $532,385

Bond Fund                                       $1,366,115         $1,320,991

New York Tax-Free Bond Fund                     $143,469           $111,208

Growth Fund**                                     n/a                n/a

Growth and Income Fund                          $1,025,892         $1,128,898

Mid-Cap Fund                                    $715,471           $756,204

Overseas Equity Fund                            $1,888,827         $2,087,950

Opportunity Fund                                $2,409,043         $2,632,946

Value Fund**                                      n/a                n/a

Fixed Income Fund                               $1,366,115         $1,320,991

International Equity Fund                       $1,888,827         $2,087,950

Small Cap Equity Fund                           $2,409,043         $2,632,946



* The HSBC Investor Aggressive Growth Strategy Fund, HSBC Investor Growth Strategy Fund, HSBC Investor Moderate Growth Strategy Fund, HSBC Investor Conservative Growth Strategy Fund, and HSBC Investor Conservative Income Strategy Fund did not have operations during the fiscal years ended October 31, 2004, 2003 and 2002, and therefore did not pay any advisory fees during those periods.



**       The Growth Fund and the Value Fund commenced operations on May 10,
2004.


         Each Advisory Contract will continue in effect with respect to each Fund and Portfolio, provided such continuance is approved at least annually (i) by the holders of a majority of the outstanding voting securities of the Fund or Portfolio or by the Trust's Board of Trustees, and (ii) by a majority of the Trustees of a Trust or the Portfolio Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940
Act) of any such party. The Advisory Contract may be terminated with respect to a Fund or Portfolio without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

         The Adviser, located at 452 Fifth Avenue, New York, New York 10018, is a wholly-owned subsidiary of HSBC Bank USA ("HSBC"), which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company. No securities or instruments issued by HSBC USA, Inc. or HSBC will be purchased for a Fund or Portfolio.

         The Advisory Contract for each Fund or Portfolio provides that the Adviser will manage the portfolio of the Fund or Portfolio, either directly or through one or more sub-advisers, and will furnish to the Fund or Portfolio investment guidance and policy direction in connection therewith. The Adviser has agreed to provide to each Trust and the Portfolio Trust, among other things, information relating to composition, credit conditions and average maturity of the portfolio of the Fund or the Portfolio. Pursuant to the Advisory Contract, the Adviser also furnishes to each Trust's and the Portfolio Trust's Board of Trustees periodic reports on the investment performance of each Fund and Portfolio. Without limiting the foregoing, the Adviser may, with respect to the Small Cap Equity Fund, and out of its own resources and without cost to the Fund, make payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of Class Y shares of the Fund.

         If the Adviser were prohibited from performing any of its services for the Trusts or the Portfolio Trust, it is expected that the respective Board of Trustees would recommend to the Fund's or the Portfolio's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

         The investment advisory services of the Adviser to the Funds and Portfolios are not exclusive under the terms of the Advisory Contract. The Adviser is free to and does render investment advisory services to others.


         Each Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission ("SEC") that allows the Adviser to enter into new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees of the Trust, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of Independent Trustees) of the Trust must approve any new or amended agreements with sub-advisers. In accordance with the exemptive order received from the SEC, an information statement providing details about the appointment of the new sub-adviser will be mailed to shareholders within 120 days of the change in sub-adviser. Shareholders will also receive an information statement describing material changes to a sub-advisory contract between the Adviser and a sub-adviser with 120 days of the material change. The Adviser remains responsible for the performance of each Fund, oversees sub-advisers to ensure compliance with each Fund's investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style and performance results in order to recommend any changes in a sub-adviser to the appropriate Trust's Board of Trustees.

         The Board of Trustees of the Investor Trust and Advisor Trust approved an Advisory Contract with respect to the each Trust's respective Funds in a meeting on December 13, 2004. In determining whether it was appropriate to approve each Advisory Contract, the Board of Trustees requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board of Trustees carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. Based on its review of the information requested and provided, the Board of Trustees determined that each Advisory Contract is consistent with the best interests of each Fund and its shareholders, and enables each Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of each Fund and its shareholders. The Board of Trustees made these determinations on the basis of the following considerations, among others:


- The investment advisory fees payable to the Adviser under each Advisory Contract are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with each Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds;

- Each Advisory Contract did not increase current investment advisory fees or overall operating expenses of each Fund over historical fee and expense levels;

- The nature, quality and extent of the investment advisory services provided by the Adviser, in light of the high quality services provided to the other mutual funds advised by the Adviser and their historic performance, including achievement of stated investment objectives;

- The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with significant portfolio management experience;

- The Adviser's entrepreneurial commitment to the management and success of each Fund, which could entail a substantial commitment of resources to the successful operation of each Fund; and

- The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser.

         Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees unanimously approved the Advisory Contract with respect to the Investor Funds and the Board of Trustees unanimously approved the Advisory Contract with respect to the Advisor Funds.

SUB-ADVISERS

         Growth Fund (Growth Portfolio)

         Waddell & Reed Investment Management Company ("Waddell & Reed"), located at 6300 Lamar Avenue, Oakland Park, KS 66202, serves as the Portfolio's Sub-Adviser. As the Portfolio's Sub-Adviser, Waddell & Reed is responsible for the investment management of the Portfolio's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Portfolio directly with the issuers or with brokers or dealers selected by the Sub-Adviser in its discretion. Waddell & Reed also furnishes to the Board of Trustees of the Trust, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Portfolio.

         Waddell & Reed acts as investment adviser to numerous investment companies and accounts. Waddell & Reed currently manages in excess of $30 billion. Waddell & Reed's ultimate parent is Waddell & Reed Financial, Inc., a publicly traded company on the NYSE.

         For its services, the Sub-Adviser receives from the Portfolio a fee, computed daily and based on the Portfolio's average daily net assets allocated to the Adviser for management, at the annual rate of 0.325% of net assets up to $50 million, 0.25% of net assets over $50 million up to $100 million, 0.20% of net assets over $100 million up to $200 million, and 0.15% of net assets in excess of $200 million.


         For the period May 10, 2004 (commencement of operations of the Growth
Fund) through October 31, 2004, HSBC paid sub-advisory fees equal to $_______.


         The investment advisory services of the Sub-Adviser are not exclusive under the terms of their advisory agreements with HSBC. The Sub-Adviser is free to and does render investment advisory services to others.

         International Equity Fund and Overseas Equity Fund (International Equity Portfolio)


         AllianceBernstein Investment Research and Management ("Sub-Adviser" or "AllianceBernstein"), as the Sub-Adviser to the Funds and the Portfolio, is responsible for the investment management of the assets of the Funds and the Portfolio, including making investment decisions and placing orders for the purchase and sale of securities for the Funds and the Portfolio directly with the issuers or with brokers or dealers selected by AllianceBernstein or HSBC in its discretion. See "Portfolio Transactions." AllianceBernstein also furnishes to the Board of Trustees of the Trusts, which have overall responsibility for the business and affairs of the Funds and the Portfolio, periodic reports on the investment performance of the Portfolio.

         For its services, AllianceBernstein receives from the Portfolio a fee, computed daily and based on the Portfolio's average daily net assets, at the annual rate of 0.70% of net assets up to $25 million, 0.55% of net assets over $25 million up to $50 million, 0.425% of net assets over $50 million up to $250 million, and 0.375% of net assets in excess of $250 million.

         For the fiscal years ended October 31, 2004, 2003 and 2002, sub-advisory fees (paid to Capital Guardian Trust Company, the former sub-adviser to the Funds and the Portfolio) aggregated $__________, $1,221,124, and $1,342,688, respectively.

         The investment advisory services of AllianceBernstein to the Funds and the Portfolio are not exclusive under the terms of the Sub-Advisory Agreement. AllianceBernstein is free to and does render investment advisory services to others.


         Small Cap Equity Fund and Opportunity Fund (Small Cap Equity Portfolio)


         Westfield Capital Management Company, LLC ("Sub-Adviser" or "Westfield"), as the Portfolio's Sub-Adviser, is responsible for the investment management of the Portfolio's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Fund directly with the issuers or with brokers or dealers selected by the Sub-Adviser or the Adviser in their discretion. The Sub-Adviser also furnishes to the Board of Trustees of the Trust, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Portfolio.

         Westfield, a subsidiary of Boston Private Financial Holdings, Inc., was founded in 1989 and specializes in growth equity portfolios. Its principal office is located at One Financial Center, Boston, MA 02111. As of December 31, 2004, Westfield had approximately $__ billion in assets under management.


         Westfield uses a team approach to investment management. The team consists of 11 professionals with an average 14 years of investment experience. Westfield's goal is to deliver consistent investment results where its investment philosophy may be maintained through teamwork rather than individual efforts. For its services, the Sub-Adviser receives from the Fund a fee, computed daily and based on the Fund's average daily net assets, equal on an annual basis to 0.55% of the Portfolio's average daily net assets.


         For the fiscal years ended October 31, 2004, 2003, and 2003, HSBC paid sub-advisory fees equal to $__________, $1,670,463, $1,880,612, respectively.
Prior to January 19, 2003, MFS Institutional Advisers, Inc. was the investment sub-adviser.


         The investment advisory services of the Sub-Adviser to the Portfolio are not exclusive under the terms of the Sub-Advisory Agreement. The Sub-Adviser is free to and does render investment advisory services to others.

         Value Fund (Value Portfolio)

         NWQ Investment Management Co., LLC ("NWQ" or "Sub-Adviser"), located at 2049 Century Park East, 4th Floor, Los Angeles, CA 90067, serves as the Portfolio's Sub-Adviser. As the Portfolio's Sub-Adviser, NWQ is responsible for the investment management of the Portfolio's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Portfolio directly with the issuers or with brokers or dealers selected by the Sub-Adviser in its discretion. NWQ also furnishes to the Board of Trustees of the Trust, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Portfolio.

         NWQ is a wholly owned subsidiary of Nuveen Investments, Inc., a publicly traded company, except for a minor interest owned by certain members of NWQ management.

         For its services, the Sub-Adviser receives from the Portfolio a fee, computed daily and based on the Portfolio's average daily net assets allocated to the Adviser for management, at the annual rate of 0.35% of net assets up to $500 million, 0.30% of net assets over $500 million up to $1 billion, 0.25% of net assets over $1 billion.


         For the period May 10, 2004 (commencement of operations of the Value
Fund) through October 31, 2004, HSBC paid sub-advisory fees equal to $_______.


         The investment advisory services of the Sub-Adviser are not exclusive under the terms of their advisory agreements with HSBC. The Sub-Adviser is free to and does render investment advisory services to others.

DISTRIBUTION PLANS - CLASS A, CLASS B, AND CLASS C SHARES ONLY


         Three Distribution Plans have been adopted by the Investor Trust (the "Distribution Plans") with respect to the Class A Shares (the "Class A Plan"), the Class B Shares (the "Class B Plan"), and Class C Shares (the "Class C Plan"), of each Fund, as applicable. The Distribution Plans provide that they may not be amended to increase materially the costs which either the Class A Shares, Class B Shares, and Class C Shares may bear pursuant to the Class A Plan, Class B Plan and Class C Plan without approval by shareholders of the Class A Shares, Class B Shares, and Class C Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investor Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Independent Trustees has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan, Class B Plan, and Class C Plan, the Trustees considered alternative methods to distribute the Class A Shares, Class B Shares, and Class C Shares and to reduce each class's expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit their respective class and that class's shareholders. The Distribution Plans are terminable with respect to the Class A Shares, Class B Shares, and Class C Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.



         For the fiscal years ended October 31, 2004, 2003, and 2002, each Fund paid the flowing for distribution expenses:



       FUND*                         2004           2003          2002
----------------------------         ----         --------       -------
Limited Maturity Fund                             $59,768        $24,818


       FUND*                         2004           2003          2002
---------------------------          ----         --------       -------
Bond Fund                                         $59,788        $35,902

New York Tax-Free Bond Fund                       $141,394       $82,702

Growth Fund**                                      n/a            n/a

Growth and Income Fund                            $12,022        $6,836

Mid-Cap Fund                                      $36,505        $35,564

Overseas Equity Fund                              $6,295         $4,608

Opportunity Fund                                  $23,862        $19,773

Value Fund**                                       n/a            n/a



* The HSBC Investor Aggressive Growth Strategy Fund, HSBC Investor Growth Strategy Fund, HSBC Investor Moderate Growth Strategy Fund, HSBC Investor Conservative Growth Strategy Fund, and HSBC Investor Conservative Income Strategy Fund did not have operations during the fiscal years ended October 31, 2004, 2003, and 2002 and therefore did not pay any distribution expenses during those periods.



** The Growth Fund and the Value Fund commenced operations on May 10, 2004.


THE DISTRIBUTOR AND SPONSOR

         BISYS Fund Services ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, acts as sponsor and distributor to the Funds under a Distribution Contract with each of the Investor Trust and Advisor Trust. The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares. BISYS and its affiliates also serve as administrator or distributor to other investment companies. BISYS is a wholly-owned subsidiary of BISYS Group, Inc.

         The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares of the Funds. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their registered representatives to locations within or outside of the United States for meetings or seminars of a business nature. In addition, the Adviser may, out of its own resources, assist in marketing the Funds' shares. Without limiting the foregoing, the Adviser may, out of its own resources and without cost to the Funds, make payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of shares of the Funds. None of the aforementioned compensation is paid by the Funds or their Shareholders.

         Pursuant to the Distribution Plans adopted by the Investor Trust, the Distributor is reimbursed from each Fund monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A Shares, Class B Shares, and Class C Shares of the Funds and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares, Class B Shares, and Class C Shares of the Fund and which provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. Pursuant to the Class A Plan, the amount of their reimbursement from a Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Class A Shares outstanding during the period for which payment is being made. Pursuant to the Class B Plan and Class C Plan, respectively, such payments by the Distributor to broker-dealers may be in amounts on an annual basis of up to 0.75% of a Fund's average daily net assets as presented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Class B Plan and Class C Plan, respectively, and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed on an annual basis 1.00% of a Fund's average daily net assets represented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. Salary expense of BISYS personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expense is allocated to, or divided among, the particular series for which it is incurred.

         Any payment by the Distributor or reimbursement of the Distributor from a Fund made pursuant to the Distribution Plans is contingent upon the Board of Trustees' approval. The Funds are not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.

ADMINISTRATIVE SERVICES PLAN

         The Investor Trust has adopted an Administrative Services Plan which provides that the Trust may obtain the services of an administrator, transfer agent, custodian, and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. The Administrative Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Investor Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Class A, Class B Shares, Class C Shares, or Trust Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares, Class B Shares, Class C Shares, Trust Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

ADMINISTRATOR

         Pursuant to an Administration Agreement, BISYS provides the Funds with general office facilities and supervises the overall administration of the Funds including, among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations and arranging for the maintenance of books and records of the Funds. For its services to the Funds, BISYS receives fees from each Fund based on the following: (i) 0.05% of the Fund's average daily net assets up to $1 billion;
(ii) 0.04% of the next $1 billion of such assets; and (iii) 0.035% of such assets in excess of $2 billion. For providing similar services to the Portfolios, BISYS (Ireland) receives from each Portfolio fees payable monthly equal on an annual basis (for the Portfolio's then-current fiscal year) to 0.05% of the first $1 billion of the Portfolio's average daily net assets; 0.04% of the next $1 billion of such assets; and 0.035% of such assets in excess of $2 billion.


         For the fiscal years ended October 31, 2004, 2003 and 2002, the aggregate amount of administrative fees paid by the Funds and the Portfolios were:



        FUND*                       2004                   2003                  2002
----------------------------        ----                 --------              --------
Limited Maturity Fund                                    $ 35,865              $ 31,964

Bond Fund                                                $  8,041              $  5,439

New York Tax-Free Bond Fund                              $ 42,995              $ 33,696

Growth Fund**                                                 n/a                   n/a

Growth and Income Fund                                   $139,745              $155,829

Mid-Cap Fund                                             $ 97,460              $104,371

Overseas Equity Fund                                     $  3,650              $  3,480

Opportunity Fund                                         $  5,805              $  5,881

Value Fund**                                                  n/a                   n/a

Fixed Income Fund                                        $ 95,630              $ 91,115

International Equity Fund                                $ 73,919              $ 82,280

Small Cap Equity Fund                                    $ 80,773              $ 80,058



* The HSBC Investor Aggressive Growth Strategy Fund, HSBC Investor Growth Strategy Fund, HSBC Investor Moderate Growth Strategy Fund, HSBC Investor Conservative Growth Strategy Fund, and HSBC Investor Conservative Income Strategy Fund did not have operations during the fiscal years ended October 31, 2004, 2003, and 2002 and therefore did not pay any administrative fees during those periods.

** The Growth Fund and the Value Fund commenced operations on May 10, 2004.



         Each Administration Agreement was renewed upon its expiration on March 31, 2003, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS. Each Administration Agreement will terminate automatically in the event of its assignment. Each Administration Agreement also provides that neither BISYS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust or Portfolios Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.


         BISYS provides persons satisfactory to the respective Boards of Trustees to serve as officers of each Trust. Such officers, as well as certain other employees of the Trusts, may be directors, officers or employees of BISYS or its affiliates.

TRANSFER AGENT

         The Investor Trust and Advisor Trust have each entered into a Transfer Agency Agreement with BISYS, pursuant to which BISYS acts as transfer agent ("Transfer Agent") for shares of the Funds, and the Portfolios Trust has entered into a Transfer Agent Agreement with Investors Fund Services (Ireland) Limited (also a "Transfer Agent"). The Transfer Agents maintain an account for each shareholder of the Funds and investors in the Portfolios (unless such account is maintained by the shareholder's securities-broker, if applicable, or Shareholder Servicing Agent), perform other transfer agency functions, and act as dividend disbursing agent for each Fund. The principal business address of BISYS is 3435 Stelzer Road, Columbus, OH 43219.

CUSTODIAN AND FUND ACCOUNTING AGENT

         Pursuant to a Custodian Agreement, with respect to domestic assets, HSBC acts as the custodian of each Fund's assets. With respect to foreign assets, IBT serves as custodian for the Advisor Funds and the Portfolios (together, with HSBC, the "Custodian"). The Custodians' responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on each Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily net asset value of Shares of each Fund. Securities held for each Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodians do not determine the investment policies of each Fund or decide which securities will be purchased or sold for a Fund. For its services, the Custodians receive such compensation as may from time to time be agreed upon by it and each Trust.


         Pursuant to a fund accounting agreement, BISYS serves as fund accounting agent to each Fund. For the fiscal year ended October 31, 2004, the aggregate amount of fund accounting fees paid by the Funds was:

          FUND                          2004
---------------------------             ----
Limited Maturity Fund                    $

Bond Fund                                $

New York Tax-Free Bond Fund              $

Growth Fund**                            $

Growth and Income Fund                   $

Mid-Cap Fund                             $

Overseas Equity Fund                     $

Opportunity Fund                         $

Value Fund**                             $

Fixed Income Fund                        $

International Equity Fund                $

Small Cap Equity Fund                    $



* The HSBC Investor Aggressive Growth Strategy Fund, HSBC Investor Growth Strategy Fund, HSBC Investor Moderate Growth Strategy Fund, HSBC Investor Conservative Growth Strategy Fund, and HSBC Investor Conservative Income Strategy Fund did not have operations during the fiscal year ended October 31, 2004, and therefore did not pay any fund accounting fees during that period.



** The Growth Fund and the Value Fund commenced operations on May 10, 2004.


SHAREHOLDER SERVICING AGENTS

         Each Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent, including HSBC, pursuant to which a Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Funds may be effected and certain other matters pertaining to the Funds; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of each Trust, proxy statements, annual reports, updated prospectuses and other communications from each Trust to the Funds' shareholders; receives, tabulates and transmits to each Trust proxies executed by shareholders with respect to meetings of shareholders of the Funds or the Trusts; and provides such other related services as the Trusts or a shareholder may request. Although the Funds do not currently compensate Shareholder Servicing Agents for performing these services with respect to Shares, each Fund is authorized to pay a shareholder servicing fee up to 0.25%, on an annual basis, of the Fund's average daily net assets. Class R Shares of each Fund is authorized to pay a shareholder servicing fee of up to 0.75%, on an annual basis, of the Fund's average daily net assets.

         The Trusts understand that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by each Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, each Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Funds with respect to those accounts.

FEDERAL BANKING LAW

         The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, HSBC's and the Adviser's activities remain subject to, and may be limited by, applicable federal banking law and regulations. HSBC and the Adviser believe that they possess the legal authority to perform the services for the Funds contemplated by the Prospectus, this SAI, and the Advisory Contract without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of HSBC and the Adviser to perform these services, the Board of Trustees of each Trust would review the relationship with HSBC and the Adviser and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified advisor or, if that course of action appeared impractical, that a Fund be liquidated.

EXPENSES

         Except for expenses paid by the Adviser and the Distributor, each Fund bears all the costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Class A Shares, Class B Shares, and Class C Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to a Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of each Trust in relation to the net asset value of the portfolios.


PORTFOLIO MANAGERS



         As of October 31, 2004, [ ], the portfolio manager primarily responsible for the day-to-day management of [ ], was also primarily responsible for the day-to-day management of [number] other accounts, specifically [ ], [ ] and [ ], each having total assets managed by Mr./Ms. [ ] of [ ], [ ] and [ ], respectively. For [account] and [account], the advisory fee with respect to the total assets listed above was based on the performance of the account. [Identify the type of account]



         [Repeat for each portfolio manager]



         [Describe any material conflicts of interest that may arise in connection with the portfolio manager's management of the Fund's investments and the investments of the other accounts listed above - i.e. between the investment strategies/allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.]



         As of October 31, 2004, [ ], the portfolio manager primarily responsible for the day-to-day management of [ ], received compensation from [the Trusts/Adviser] in the form of [provide detail of compensation methods - i.e. fixed, whether based on pre- or after-tax performance over certain time period (and, if so, how), whether compensation is based on value of assets in Fund's portfolio (and, if so, how) - an example is if compensation is based solely or in part on performance, provide any benchmark used to measure performance and state length of period over which performance is measured - include salary, bonus, deferred compensation and pension and retirement plans and arrangements and whether compensation is cash or non-cash. Value of compensation is not required].



         [Repeat for each portfolio manager listed in prospectus pursuant to new rules and include any compensation received for management of the Fund AND any other accounts listed above.]



         Listed below for each of the following portfolio managers is a dollar range of securities beneficially owned in the Advisor Trust and Investor Trust as of October 31, 2004.


         Investor Trust


                                                                   DOLLAR RANGE OF EQUITY SECURITIES IN THE
                                                                                   TRUST
                                                                        [NEED TO SPECIFY WHICH FUND
NAME OF PORTFOLIO MANAGER                                                     WHEN FILL OUT BELOW]
-------------------------                                          ----------------------------------------


         Advisor Trust


                                                                   DOLLAR RANGE OF EQUITY SECURITIES IN THE
                                                                                   TRUST
                                                                        [NEED TO SPECIFY WHICH FUND
NAME OF PORTFOLIO MANAGER                                                     WHEN FILL OUT BELOW]
-------------------------                                          ----------------------------------------


                        DETERMINATION OF NET ASSET VALUE

         The net asset value of each of the shares is determined on each day on which the New York Stock Exchange ("NYSE") is open for trading. As of the date of this Statement of Additional Information, the NYSE is open every weekday except for the days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The value of fixed income securities held in a Fund's portfolio will be determined on each day the fixed income market on which the security trades is open. It is anticipated that the U.S. markets for fixed income securities will be closed on certain days and at certain times when the NYSE is open for trading. On days or at times that the fixed income markets are closed and the NYSE is open, each Fund that holds a fixed income security in its portfolio will value that security based on market quotations as of the most recent closing of the fixed income market on which the security trades or valued at fair value in accordance with procedures established by each Trust, as appropriate.


         The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available or are deemed unreliable due to a significant event or otherwise are based on fair value as determined in good faith in accordance with the procedures established by, and under the general supervision of, the Funds' Board of Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.


         Shares of the LifeLine Funds are valued at their respective net asset values as reported to the Adviser or its agent. Other assets of the LifeLine Funds are valued at their current market value if market quotations are readily available. If market quotations are not available, or if the Adviser determines that the price of a security does not represent its fair value, these assets are valued at fair value in accordance with procedures adopted by the Board of Trustees.

         Bonds and other fixed income securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of determining a Fund's net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank.

         Bonds and other fixed-income securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market. Bonds and other fixed income securities (other than short-term obligations but including listed issues) in a Fund's portfolio may be valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of each Trust. The Adviser typically completes its trading on behalf of the Funds or Portfolios in various markets before 4:00 p.m., and the value of portfolio securities is determined when the primary market for those securities closes for the day. Foreign currency exchange rates are also determined prior to 4:00 p.m. The value of a foreign security held by a Fund is converted into its U.S. dollar equivalent using the latest foreign exchange bid quotation at the time as of which the NAV is calculated, typically 4:00 p.m., eastern time. Such bid quotation shall be obtained from an independent pricing service approved by the Board of Trustees. However, if extraordinary events occur that are expected to affect the value of a portfolio security after the close of the primary exchange on which it is traded, the security will be valued at fair value as determined in good faith under the direction of the Board of Trustees of each Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees of each Trust.

         In making such valuations, the pricing service utilizes dealer-supplied valuations which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Fund securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

         Interest income on long-term obligations in a Fund's portfolio is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premium.

         The accounting records of a Fund are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

         The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the: Type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

         To the extent that a Fund purchases securities which are restricted as to resale or for which current market quotations are not available, the Adviser will value such securities based upon all relevant factors as outlined in FRR 1.

         Subject to each Trust's compliance with applicable regulations, the Trust on behalf of each Fund have reserved the right to pay the redemption or repurchase price of shares, either totally or partially, by a distribution in kind of portfolio securities from a Portfolio (instead of cash), as applicable. The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. Each Trust will redeem Fund shares in kind only if it has received a redemption in kind from a Portfolio and therefore shareholders of a Fund that receive redemptions in kind will receive securities of the portfolio. The Portfolios have advised each Trust that the Portfolios will not redeem in kind except in circumstances in which a Fund is permitted to redeem in kind.

                               PURCHASE OF SHARES

         Shares may be purchased through the Distributor Shareholder Servicing Agents or through securities brokers that have entered into a dealer agreement with the Distributor ("Securities Brokers"). Shares may be purchased at their net asset value next determined after an order is transmitted to and accepted by the Transfer Agent or is received by a Shareholder Servicing Agent or a Securities Broker if it is transmitted to and accepted by the Transfer Agent. Purchases are effected on the same day the purchase order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any Fund Business Day. Each Trust intends the Funds to be as fully invested at all times as is reasonably practicable in order to enhance the yield on their assets. Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for shares to the Transfer Agent.

         All purchase payments are invested in full and fractional Shares. Each Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

         While there is no sales load on purchases of Class B Shares and Class C Shares, the Distributor may receive fees from the Funds. Other funds which have investment objectives similar to those of the Fund but which do not pay some or all of such fees from their assets may offer a higher yield.

         An investor may purchase Shares through the Distributor directly or by authorizing his Shareholder Servicing Agent to purchase such Shares on his behalf through the Transfer Agent.

         Certain clients of the Adviser whose assets would be eligible for purchase by the Funds may purchase shares of the Trusts with such assets. Assets purchased by the Funds will be subject to valuation and other procedures by the Board of Trustees.

         The following information supplements and should be read in conjunction with the sections in the Funds' Prospectuses entitled "Purchasing and Adding to Your Shares." The Prospectuses contain a general description of how investors may buy shares of the Funds and states whether a Fund offers more than one class of shares. Class A shares are generally sold with a sales charge payable at the time of purchase. The prospectus contains a table of applicable CDSCs. After being held for six years, Class B shares will automatically convert into Class A shares which are not subject to sales charges or a CDSC. Class B and C shares are offered without an initial sales charge. The Funds may sell shares without a sales charge or CDSC pursuant to special purchase plans the Trusts sign.

      When purchasing Fund shares, you must specify which Class is being purchased. The decision as to which Class of shares is most beneficial to you depends on the amount and the intended length of your investment. You should consider whether, during the anticipated life of your investment in a Fund, the accumulated distribution fee, service fee and CDSC, if any, on Class B shares or Class C shares would be less than the accumulated distribution fee and initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return on Class A shares respectively. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution and service fees on Class B or Class C shares exceed the accumulated distribution fee and initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to ongoing distribution and service fees. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Generally, Class A shares will be most appropriate for investors who invest $1,000,000 or more in Fund shares, and Class A shares will not be appropriate for investors who invest less than $50,000 in Fund shares.

      A broker-dealer may receive different levels of compensation depending on which class of shares is sold. The Distributor may also provide different additional compensation to dealers in connection with selling shares of the Funds or for their own company-sponsored sales programs. Additional compensation or assistance may be provided to dealers and includes, but is not limited to, payment or reimbursement for educational, training and sales conferences or programs for their employees. In some cases, this compensation may only be available to dealers whose representatives have sold or are expected to sell significant amounts of shares. The Distributor will make these payments from its own resources and none of the aforementioned additional compensation is paid for by the applicable Funds or their shareholders.

      Shares of the Funds are offered on a continuous basis at net asset value, plus any applicable sales charge, by the Distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals.

      The sales load does not apply in any instance to reinvested dividends.

      From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Funds. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trusts, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold a significant number of such shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation may also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Fund's Shares to qualify for the compensation to the extent such may be prohibited by the laws of any state or any self- regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Funds or their shareholders.

      Stock certificates will not be issued with respect to the shares. The Transfer Agent shall keep accounts upon the book of each Trust for recordholders of such shares.

CLASS R SHARES

      Class R Shares of the LifeLine Funds generally are available only to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with the Adviser to utilize Class R Shares in certain investment products or programs. Class R Shares are generally available to small and mid sized retirement plans having at least $1 million in assets. In addition, Class R Shares also are generally available only to retirement plans where Class R Shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial service firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider. Class R Shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

      A retirement plan's intermediaries can help determine which class is appropriate for that retirement plan. If a retirement plan qualifies to purchase other shares of a Fund, one of these other classes may be more appropriate than Class R Shares. Specifically if a retirement plan eligible to purchase Class R Shares is otherwise qualified to purchase other Classes at net asset value or at a reduced sales charge or where the retirement plan does not require the distribution and administrative support services typically required by Class R Share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R Shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. A retirement plan's intermediaries may receive different compensation depending upon which class is chosen.

EXCHANGE PRIVILEGE

      By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder of each Fund may exchange some or all of his Shares for shares of an identical class of one or more of the following investment companies for which HSBC serves as investment adviser as HSBC may determine (the "HSBC Investor Funds"): HSBC Investor Money Market Fund, HSBC Investor U.S. Government Money Market Fund, HSBC Investor U.S. Treasury Money Market Fund, HSBC Investor New York Tax-Free Money Market Fund, HSBC Investor Cash Management Fund, HSBC Investor Tax-Free Money Market Fund and the HSBC Investor California Tax-Free Money Market Fund (the "Money Market Funds"); HSBC Investor Limited Maturity Fund, HSBC Investor Bond Fund, New York Tax-Free Bond Fund (the "Income Funds"); HSBC Investor Growth Fund, HSBC Investor Value Fund, HSBC Investor Growth and Income Fund, HSBC Investor Mid-Cap Fund, HSBC Investor Overseas Equity Fund and HSBC Investor Opportunity Fund ("Equity Funds," Income Funds and Equity Funds together, the "Retail Funds"). By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder of the Retail Funds may exchange some or all of his Shares at net asset value without a sales charge for Shares of the same class offered with the same or lower sales charge by any of the Trusts' other Funds. Exchanges for Shares with a higher sales charge may be made upon payment of the sales charge differential.

      An investor will receive Class A Shares of a Fund in exchange for Class A shares of other HSBC Investor Funds, unless the investor is eligible to receive Class D Shares of the Money Market Funds, in which case the investor will receive Class D Shares of a Money Market Fund in exchange for Class A shares of a HSBC Investor Fund. Class B Shares, Class C Shares, and Advisor Shares may be exchanged for shares of the same class of one or more of the HSBC Investor Funds at net asset value without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Holders of the Fund's Class B Shares may not exchange their Shares for shares of any other class. Exchanges of Fund Investor Shares for Investor shares of one or more HSBC Investor Funds may be made upon payment of the applicable sales charge, unless otherwise exempt. Shareholders of Class A Shares of the Fund who are shareholders as of December 31, 1997 will be grandfathered with respect to the HSBC Investor Funds and will be exempt from having to pay a sales charge on any new purchases of Class A or Shares of the Fund. An exchange of Class B Shares or Class C Shares will not affect the holding period of the Class B Shares or Class C Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other HSBC Investor Funds, which may produce a gain or loss for tax purposes.

      Because Class R Shares of the LifeLine Funds are held within retirement plans, exchange privileges are only available for other Class R Shares of the LifeLine Funds. Please contact your retirement plan administrator for information on how to exchange your Class R Shares within your retirement plan.

      The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other HSBC Investor Funds and consider the differences in investment objectives and policies before making any exchange.

      An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A Shareholder wishing to exchange his or her Shares may do so by contacting the Trusts at 800-782-8183, by contacting his or her broker-dialer or by providing written instruction to the Distributor.

AUTOMATIC INVESTMENT PLAN

      The Trusts offer a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Funds. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trusts and the investor's bank are notified in writing to discontinue further investments. Due to the varying procedures to prepare, process and forward the bank withdrawal information to the Trusts, there may be a delay between the time of bank withdrawal and the time the money reaches the Funds. The investment in the Funds will be made at the net asset value per share determined on the Fund Business Day that both the check and the bank withdrawal data are received in required form by the Transfer Agent. Further information about the plan may be obtained from BISYS at the telephone number listed on the back cover.

      For further information on how to purchase Shares from the Distributor, an investor should contact the Distributor directly (see back cover for address and phone number).

THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER

      Shares are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a securities broker that has entered into a dealer agreement with the Distributor. Shareholder Servicing Agents and securities brokers may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre- authorized or automatic purchase and redemption programs. Each Shareholder Servicing Agent and securities broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or securities broker. Conversely, certain Shareholder Servicing Agents may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Funds, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents.

      Shareholder Servicing Agents and securities brokers may transmit purchase payments on behalf of their customers by wire directly to the Funds' custodian bank by following the procedures described above.

      For further information on how to direct a securities broker or a Shareholder Servicing Agent to purchase Shares, an investor should contact his securities broker or his Shareholder Servicing Agent (see back cover for address and phone number).

                                  SALES CHARGES

CLASS A SHARES

      The public offering price of the Class A Shares of the Funds equals net asset value plus the applicable sales charge. BISYS receives this sales charge as distributor and may reallow it as dealer discounts and brokerage commissions as follows:

      Equity Funds

                                SALES CHARGES AS:


SIZE OF TRANSACTION AT OFFERING                    PERCENTAGE OF OFFERING             PERCENTAGE OF NET AMOUNT
          PRICE                                             PRICE                             INVESTED
-------------------------------                    ----------------------             ------------------------
Less than $50,000                                           5.00%                               5.26%
$50,000 but less than $100,000                              4.50%                               4.71%
$100,000 but less than $250,000                             3.75%                               3.90%
$250,000 but less than $500,000                             2.50%                               2.56%
$500,000 but less than $1,000,000                           2.00%                               2.04%
$1,000,000 and over                                         1.00%                               1.01%


      Income Funds

                                SALES CHARGES AS:


SIZE OF TRANSACTION AT OFFERING                   PERCENTAGE OF OFFERING              PERCENTAGE OF NET AMOUNT
            PRICE                                          PRICE                             INVESTED
-------------------------------                   ----------------------              ------------------------
Less than $50,000                                           4.75%                               4.99%
$50,000 but less than $100,000                              4.25%                               4.44%
$100,000 but less than $250,000                             3.50%                               3.63%
$250,000 but less than $500,000                             2.50%                               2.56%
$500,000 but less than $1,000,000                           2.00%                               2.04%
$1,000,000 and over                                         1.00%                               1.01%


SALES CHARGE WAIVERS

      The Distributor may waive sales charges for the purchase of Class A Shares of the Funds by or on behalf of (1) purchasers for whom HSBC or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity, (2) employees and retired employees (including spouses, children and parents of employees and retired employees) of HSBC, BISYS and any affiliates thereof, (3) Trustees of the Trusts, (4) directors and retired directors (including spouses and children of directors and retired directors) of HSBC and any affiliates thereof, (5) purchasers who use proceeds from an account for which HSBC or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity, to purchase Class A Shares of the Fund, (6) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals), (7) investment advisers or financial planners that have entered into an agreement with the Distributor and that place trades for their own accounts or the accounts of eligible clients and that charge a fee for their services, and clients of such investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker or agent that has entered into an agreement with the Distributor, (8) orders placed on behalf of other investment companies distributed by BISYS, The BISYS Group, Inc., or their affiliated companies, and (9) shares purchased by tax-qualified employee benefit plans. In addition, the Distributor may waive sales charges for the purchase of the Funds' Class A Shares with the proceeds from the recent redemption of shares of a non-money market mutual fund (except one of the other funds of the Trust) sold with a sales charge or received from the automatic conversion of Class B shares. The Distributor may also waive sales charges for the purchase of the Funds Class A shares with the proceeds from the recent redemption of Class B shares of the Funds. The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or by his or her financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice. To receive a sales charge waiver in conjunction with any of the above categories, Shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification.

CONCURRENT PURCHASES

      For purposes of qualifying for a lower sales charge, investors have the privilege of combining "concurrent purchases" of Class A Shares of any fund in the HSBC Investor Family of Funds. For example, if a Shareholder concurrently purchases Class A Shares in one of the funds of the Trusts sold with a sales charge at the total public offering price of $25,000 and Class A Shares in another fund sold with a sales charge at the total public offering price of $75,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. The investor's "concurrent purchases" described above shall include the combined purchases of the investor, the investor's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, Shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Trusts without notice.

LETTER OF INTENT

      An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Class A Shares of the Funds at a designated total public offering price within a designated 13-month period. Each purchase of Class A Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the "Applicable Sales Charge"). A Letter of Intent may include purchases of Class A Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor will receive as a credit against his/her purchase(s) of Class A Shares during this 90-day period at the end of the 13-month period, the difference, if any, between the sales load paid on previous purchases qualifying under the Letter of Intent and the Applicable Sales Charge.

      A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Class A Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Class A Shares, whether paid in cash or reinvested in additional Class A Shares, are not subject to escrow. The escrowed Class A Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated in the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional Class A Shares of the Fund at the then current public offering price subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. For further information about Letters of Intent, interested investors should contact the Trusts at 1-800-782-8183. This program, however, may be modified or eliminated at any time or from time to time by the Trusts without notice.

RIGHT OF ACCUMULATION

      Pursuant to the right of accumulation, investors are permitted to purchase Class A Shares of the Funds at the public offering price applicable to the total of (a) the total public offering price of the Class A Shares of the Funds then being purchased plus (b) an amount equal to the then current net asset value of the "purchaser's combined holdings" of the Class A Shares of the Funds. Class A Shares sold to purchasers for whom HSBC or one of its affiliates acts in a fiduciary, advisory, custodial (other than retirement accounts), agency, or similar capacity are not presently subject to a sales charge. The "purchaser's combined holdings" described above shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Trusts without notice.

CONTINGENT DEFERRED SALES CHARGE ("CDSC") - CLASS B SHARES

      Class B Shares of the Funds, which are redeemed less than four years after purchase will be subject to a declining CDSC. The CDSC will be based on the lesser of the net asset value at the time of purchase of the Class B Shares being redeemed or the net asset value of such Shares at the time of redemption. Accordingly, a CDSC will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition, a CDSC will not be assessed on Class B Shares purchased through reinvestment of dividends or capital gains distributions, or that are purchased by "Institutional Investors" such as corporations, pension plans, foundations, charitable institutions, insurance companies, banks and other banking institutions, and non-bank fiduciaries.

      Solely for purposes of determining the amount of time which has elapsed from the time of purchase of any Class B Shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed.

      Class B Shares of the Funds may be purchased for individual accounts only in amounts of less than $100,000. There is no sales charge imposed upon purchases of Class B Shares, but investors may be subject to a CDSC. In such cases, the CDSC will be:

                                     CDSC AS A % OF DOLLAR AMOUNT SUBJECT
YEARS SINCE PURCHASE                             TO CHARGE
        0-1                                         4.00%
        1-2                                         3.00%
        2-3                                         2.00%
        3-4                                         1.00%
    More than 4                                      None

      The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. If an investor sells some but not all his or her Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

      The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a Shareholder who has reached age 70 1/2, and
(iii) to the extent the redemption represents the minimum required distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

CONVERSION FEATURE -- CLASS B SHARES

      Class B Shares of the Funds will convert automatically to Class A Shares of the same Fund after six years from the beginning of the calendar month in which the Class B Shares were originally purchased. After conversion, the shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares which will increase the shareholder's investment return compared to the Class B Shares. A shareholder will not pay any sales charge or fees when his or her shares convert, nor will the transaction be subject to any tax. If an investor purchased Class B Shares of one Fund which he or she exchanged for Class B Shares of another Fund, the holding period will be calculated from the time of the original purchase of Class B Shares. The dollar value of Class A Shares the investor receives will equal the dollar value of the Class B shares converted.

LEVEL LOAD ALTERNATIVE -- CLASS C SHARES

      Class C Shares of the Funds may be purchased for individual accounts normally in amounts of less than $100,000. Class C Shares of the Funds are sold at net asset value without an initial sales charge but are subject to a CDSC of 1.00% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section Contingent Deferred Sales Charge ("CDSC") -- Class B Shares" except that the references to three years and four years in the first paragraph of that section shall mean one year in the case of Class C Shares. Class C Shares are subject to an annual 12b-1 fee of up to 1.00% of the average daily net assets of the Class. Unlike Class B Shares, Class C Shares have no conversion feature and, accordingly, an investor that purchases Class C Shares will be subject to 12b-1 fees applicable to Class C Shares for an indefinite period subject to annual approval by each Fund's Board of Trustees and regulatory limitations.

      The higher fees mean a higher expense ratio, so Class C Shares pay correspondingly lower dividends and may have a lower net asset value than Class A Shares. Broker-dealers and other financial intermediaries whose clients have purchased Class C Shares may receive a trailing commission equal to 1.00% of the average daily net asset value of such shares on an annual basis held by their clients more than one year from the date of purchase. Trailing commissions will commence immediately with respect to shares eligible for exemption from the CDSC normally applicable to Class C Shares.

      Unlike Class B Shares, Class C Shares have no conversion feature.

                              REDEMPTION OF SHARES

      A shareholder may redeem all or any portion of the shares in his account at any time at the net asset value next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to shares purchased directly through the Distributor, or to his securities broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Class A Shares, Class R and Class Y Shares may be redeemed without charge while Class B Shares and Class C Shares may be subject to a contingent deferred sales charge (CDSC). See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

      The proceeds of a redemption are normally paid from each Fund in U.S. dollars on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trusts reserve the right to redeem upon not less than 30 days' notice all shares in an account which has a value below $50, provided that such involuntary redemptions will not result from fluctuations in the value of Fund shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

      Unless shares have been purchased directly from the Distributor, a shareholder may redeem shares only by authorizing his securities broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his securities broker or his Shareholder Servicing Agent). For further information as to how to direct a securities broker or a Shareholder Servicing Agent to redeem shares, a shareholder should contact his securities broker or his Shareholder Servicing Agent.

REDEMPTION FEE


      The Funds impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for less than 30 days.





SYSTEMATIC WITHDRAWAL PLAN

      Any shareholder who owns shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual

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payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE DISTRIBUTOR

      Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of Class A Shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Funds' transfer agent, however, may reject redemption instructions if the guarantor is neither a member nor a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

      Redemption by Wire or Telephone. An investor may redeem Class A, Class B and Class C Shares of the Funds by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trusts. These redemptions may be paid from the applicable Fund by wire or by check. The Trusts reserve the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trusts. Instructions for wire redemptions are set forth in the Purchase Application. The Trusts employ reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for a telephone redemption is effected:
(1) shareholder's account number; (2) shareholder's social security number; and
(3) name and account number of shareholder's designated securities broker or bank. If either Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

                                RETIREMENT PLANS

      Shares of the Funds are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Sponsor upon request. The tax law governing tax-deferred retirement plans is complex and changes frequently. Before investing in the Fund through one or more of these plans, an investor should consult his or her tax adviser.

INDIVIDUAL RETIREMENT ACCOUNTS

      Shares of the Fund may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor's Shareholder Servicing Agent. In any event, such a plan is available from the Sponsor naming BISYS as custodian. The

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minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. In general, IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax- qualified or Government-approved retirement plan. In general, an IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible, in whole or in part, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover or determining contribution limits.

DEFINED CONTRIBUTION PLANS

      Investors who are self-employed may purchase shares of the Funds for retirement plans for self-employed persons which are known as defined contribution plans (formerly Keogh or H.R. 10 Plans). HSBC offers a prototype plan for money purchase and profit sharing defined contribution plans. The rules governing these plans are complex, and a tax adviser should be consulted.

SECTION 457 PLAN, 401(K) PLAN, 403(B) PLAN

      The Funds may be used as investment vehicles for certain deferred compensation plans provided for by Section 457 of the Internal Revenue Code of 1986, as amended, (the "Code") with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities, tax-exempt organizations and certain affiliates of such entities. The Funds may also be used as investment vehicles for both 401(k) plans and 403(b) plans.

                           DIVIDENDS AND DISTRIBUTIONS

      For each Fund, the respective Trust declares all of the Fund's net investment income daily as a dividend to the Fund's shareholders. Dividends substantially equal to a Fund's net investment income earned during the month are distributed in that month to the Fund's shareholders of record. Generally, a Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Fund, except as required for federal income tax purposes.


      Each Fund's net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to each Fund's shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies. Shares begin accruing dividends on the day they are purchased. For the Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund, Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund, Opportunity Fund, Fixed Income Fund, International Equity Fund and Small Cap Equity Fund, dividends are distributed monthly. [For the Growth Fund, dividends are distributed annually, and, for the Value Fund, dividends are distributed semi-annually.] Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or


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securities broker), dividends are distributed in the form of additional shares of each Fund at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

      Certain mortgage-backed securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the Portfolios and therefore will not be distributed as dividends to the shareholders of the Funds that invest in the Portfolios. Rather, these payments on mortgage-backed securities generally will be reinvested by the Portfolios in accordance with its investment objective and policies.

THE MONEY MARKET FUND

      The Money Market Fund and the Investor Trust declares all of the Fund's net investment income daily as a dividend to the Fund's shareholders. Dividends substantially equal to a Fund's net investment income earned during the month are distributed in that month to the Fund's shareholders of record. Generally, a Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Fund, except as required for federal income tax purposes.

      Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or Securities Broker), dividends are distributed in the form of additional shares of the Funds at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

      For this purpose, the net income of the Fund (from the time of the immediately preceding determination thereof) consists of (i) all income accrued, less the amortization of any premium, on the assets of the Fund, less (ii) all actual and accrued expenses determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of the Fund. Obligations held in a Fund's portfolio are valued at amortized cost, which the Trustees of the Trust have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This method provides certainty in valuation, but may result in periods during which the stated value of an obligation held for the Fund is higher or lower than the price the Fund would receive if the obligation were sold. This valuation method will continue to be used until such time as the Trustees of the Trust determine that it does not constitute fair value for such purposes.

      Since the net income of the Fund is declared as a dividend each time the net income of the Fund is determined, the net asset value per share of the Fund is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of Shares in his account.

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

It is expected that the Fund will have a positive net income at the time of each determination thereof. If, for any reason, the net income of the Fund determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of an obligation held in the Fund's portfolio, the negative amount with respect to each shareholder account would first be offset from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month, the number of outstanding Fund shares would be reduced by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the account of such shareholder which represents his proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Fund. Thus, the net asset value per share is expected to be maintained at a constant $1.00.

              DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

INVESTOR TRUST AND ADVISOR TRUST

      Each Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Currently, the Investor Trust has 18 series of shares and the Advisor Trust has 3 series of share. The separate series of each Trust constitute a separately managed fund. The Trusts reserve the right to create additional series of shares. Currently, the Growth and Income Fund, Growth Fund, Limited Maturity Fund, Value Fund, and New York Tax-Free Fund series of the Investor Trust are divided into four separate classes. The Bond Fund, Opportunity Fund, and Overseas Equity Fund series of the Investor Trust are divided into three separate classes. The Fixed Income Fund, International Equity Fund and Small Cap Equity Fund series of the Advisor Trust consist of one class of shares.

      Each share of each class of the Funds, if applicable, represents an equal proportionate interest in the Fund with each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Trust is not required and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Under certain circumstances the shareholders of one or more series could control the outcome of these votes. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any class expenses; and (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement, and each

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

class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

      Under each Trust's Declaration of Trust, the Trusts are not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that either the Investor Trust or the Advisor Trust will hold shareholders' meetings unless required by law or its Declaration of Trust. In this regard, each Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Investor Trust's and Advisor Trust's Declaration of Trust provide that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

      The Trusts' shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

      Interests in a Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of the Portfolio Trust's Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

      The series of the Portfolio Trust will vote separately or together in the same manner as the series of the Trust. Under certain circumstances, the investors in one or more series of the Portfolio Trust could control the outcome of these votes. Whenever the Portfolio Trust is requested to vote on a matter pertaining to the Portfolio, the Advisor Trust and/or the Investor Trust will hold a meeting of the affected Fund's shareholders and will cast all of its votes on each matter at a meeting of investors in the Portfolio proportionately as instructed by the Fund's shareholders. However, subject to applicable statutory and regulatory requirements, the Investor Trust and Advisor Trust would not request a vote of the Fund's shareholders with respect to any proposal relating to the Portfolio which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund.

      Shareholders of each Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the same Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of a Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of a Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

      Each Trust's Declaration of Trust provides that, at any meeting of shareholders of the Funds or the Trust, a Shareholder Servicing Agent may vote any shares as to which such

Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

      Each Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

PORTFOLIO TRUST

      The Portfolio Trust is organized as a master trust fund under the laws of the State of New York. The Portfolios are separate series of the Portfolio Trust, which currently has six series. The Portfolio Trust's Declaration of Trust provides that the Fund and other entities investing in each Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of their respective Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees believe that neither Fund nor their shareholders will be adversely affected by reason of the investment of all of its assets in the Portfolio.

OWNERSHIP OF THE FUNDS


As of February ___, 2005, the following persons owned of record or beneficially 5% or more of the Fund or class of shares: [State whether the securities are owned of record, beneficially, or both.]




                                    TAXATION

      Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax adviser with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

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

TAX STATUS OF THE FUNDS

      The Funds intend to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).


      If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund's net taxable investment income will be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on municipal securities) would be taxable to a Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits.


      As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all or substantially all of such income.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

      A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

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THE PORTFOLIOS

      Each Portfolio has obtained a ruling from the Internal Revenue Service that the Portfolio will be treated as a partnership for federal income tax purposes. For purposes of determining whether a Fund satisfies the income and diversification tests to maintain its status as a regulated investment company, the Fund, as an investor in the Portfolio, will be deemed to own a proportionate share of the Portfolio's income and assets.

DISTRIBUTIONS IN GENERAL

      Distributions of investment company taxable income are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares (see below for information concerning reduced rates of tax for certain dividends exempt-interest dividends and capital gain dividends). Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.


      Generally, the maximum tax rate for individual taxpayers on long-term capital gains and on certain qualifying dividends on corporate stock is 15%. These rates do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions form Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies (the rules governing foreign personal holding companies and foreign investment companies have been repealed for foreign corporations' tax years beginning after December 31, 2004.), and passive foreign investment companies are not treated as "qualified foreign corporations."


      The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Capital gain distributions made to individuals are subject to a maximum federal income tax rate of 15% under current law. Net capital gains from assets held for one year or less will be taxed as ordinary income.

      Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

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

      If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a partial return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

TAX-EXEMPT INCOME (NEW YORK TAX-FREE BOND FUND)

      The Fund intend to invest a sufficient amount of its assets in municipal securities to qualify to distribute "exempt-interest dividends" (as defined in the Code) to shareholders. Such dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets consists of securities the interest on which is exempt from the regular federal income tax under Code section 103. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for regular federal income tax purposes. The Fund will determine periodically which distributions will be designated as exempt-interest dividends. If the Fund earns income which is not eligible to be so designated, the Fund intends to distribute such income. Such distributions will be subject to federal, state and local taxes, as applicable, in the hands of shareholders.

      Interest on certain types of private activity bonds is not exempt from federal income tax when received by "substantial users" (as defined in the Code). A "substantial user" generally includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of private activity bonds. The Fund may invest periodically in private activity bonds and, therefore, may not be an appropriate investment for entities that are substantial users of facilities financed by private activity bonds or "related persons' of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family owns indirectly in aggregate more than 50% of the equity value of the substantial user.

      Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. Although the Fund's Adviser attempts to determine that any security it contemplates purchasing on behalf of the Fund is issued with an opinion indicating that interest payments will be exempt from federal and (as applicable) state tax, neither the Adviser nor the Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

DISPOSITIONS

      Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. If an individual shareholder has held the shares as a capital asset for more than 12 months, the maximum current federal income tax rate is 15%. Any loss realized from a disposition of Fund shares that were held for six months or less will be disallowed to the extent that dividends received from a Fund are designated as exempt-interest dividends. Any loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

      If, within 90 days after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder's gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder's tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

BACKUP WITHHOLDING


      The Funds generally will be required to withhold federal income tax at a rate of 28% (in 2005) ("backup withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Funds with the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.


OTHER TAXATION


      Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable). Subject to certain limitations, dividends payable to certain non-U.S. shareholders will be exempt from withholding of U.S. tax through 2007 to the extent such dividends are attributable to interest or short-term capital gains. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.


FUND INVESTMENTS

      Market Discount. If the Portfolio purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount not previously taken into account."

      Original Issue Discount. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

      Options Futures and Forward Contracts. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

      Transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

      Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Portfolio are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Portfolio, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to the Fund that did not engage in such transactions.


      Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed at the rate of tax applicable to ordinary income.


      Constructive Sales. Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, a Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon a Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on a Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of a Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

      Alternative Minimum Tax. While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

      All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation's adjusted current earnings. The Funds will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

SPECIAL TAX CONSIDERATIONS

      Exempt-interest dividends, whether received by shareholders in cash or in additional shares, derived by New York residents from interest on qualifying New York bonds generally are exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for New York State or New York City personal income tax purposes. Gain on the sale of redemption of Fund shares generally is subject to New York State and New York City personal income tax.

                                OTHER INFORMATION

CAPITALIZATION

         The Advisor Trust is a Massachusetts business trust established under a Declaration of Trust dated April 5, 1999.

         The Investor Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, Fund Trust Tax-Free Trust (organized on July 30, 1986) and Fund Vest (organized on July 17, 1984, and since renamed Fund Source). Prior to October 3, 1994 the name of the Investor Trust was "Fund Trust". Prior to April 12, 2001, the name of the Investor Trust was Republic Funds.

         The capitalization of each of the Investor Trust and Advisor Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional class or series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

INDEPENDENT AUDITORS


         The Board of Trustees has appointed KPMG LLP as independent auditors of the Trusts for the fiscal year ending October 31, 2005. KPMG LLP will audit each Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG LLP's address is 191 West Nationwide Blvd., Suite 500, Columbus, OH 43215.


COUNSEL

         Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trusts, and also acts as counsel to the Trusts.

CODE OF ETHICS


         Each Trust, the Adviser, the Sub-Advisers and BISYS each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and BISYS from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions, required to preclear certain transactions and to report certain transactions on a regular basis.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in each Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS


         Each Fund's current audited financial statements (and the audited financial statements of the corresponding Portfolios) dated October 31, 2004 are hereby incorporated herein by reference from the Annual Report of the Funds dated October 31, 2004 as filed with the Securities and Exchange Commission. Copies of the report will be provided without charge to each person receiving this Statement of Additional Information.


SHAREHOLDER INQUIRIES

         All shareholder inquiries should be directed to the Trusts, P.O. Box 182845, Columbus, Ohio 43218-2845.

         GENERAL AND ACCOUNT INFORMATION: (800) 782-8183 (TOLL/FREE)

                                   APPENDIX A

                         DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S RATING SERVICES (S&P)

Corporate and Municipal Bonds

AAA An obligation rated `AAA' has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA An obligation rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A An obligation rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB An obligation rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB An obligation rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Plus (+) or The ratings from `AA' to `BB' may be modified by the addition of a
 Minus (-)  plus or minus sign to show relative standing within the major rating categories.

Corporate and Municipal Notes

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3        Speculative capacity to pay principal and interest.

Note: A S&P rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term rating.

Commercial Paper

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. However, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Variable Rate Demand Obligations:

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (i.e., `AAA/A-1+). With short term demand debt, note rating symbols are used with the commercial paper symbols (i.e., `SP-1+/A-1+).

MOODY'S INVESTORS SERVICE

U.S. Municipal Bonds

Aaa Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issuers or issues.

Baa Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Bb. The modifier 1 indicates that the obligation rates in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1/      This designation denotes superior credit quality. Excellent
VMIG 1      protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/      This designation denotes strong credit quality. Margins of
VMIG 2      protection are ample, although not as large as in the preceding group.

MIG 3/      This designation denotes acceptable credit quality. Liquidity and
VMIG 3      cash-flow protection may be narrow, and market access for
            refinancing is likely to be less well-established.

Note: A two component rating is assigned to variable demand obligations (VRDOs). The first element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG rating expire at note maturity, while VMIG ratings expirations will be a function of each issuer's specific structural or credit features.

Commercial Paper

Prime-1 Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                  Leading market positions in well established industries.

                  High rates of return on funds employed.

                  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                  Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime   Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

FITCH, INC.

Long Term Credit Ratings (includes U.S. Public Finance securities)

AAA Highest credit quality. `AAA' denotes the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. Single `A' rating denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Plus (+) or Plus and minus signs may be appended to denote relative status
Minus (-)   within major ratings categories. Plus and minus signs, however, are not added to the `AAA' category.

Short-Term Credit Ratings (includes Note & Commercial Paper)

F-1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added plus (+) sign to denote exceptionally strong credit feature.

F-2 Good credit quality. Indicates a satisfactory capacity for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or F-1" ratings.

F-3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Plus (+) The plus sign may be appended to a `F-1' category to denote relative status within the category.

Variable Rate Demand Obligations

Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as 'AAA/F1+'. The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

                                   APPENDIX B

                      DESCRIPTION OF MUNICIPAL OBLIGATIONS

         Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from regular federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

         The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing, power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending" on numerous factors.

         Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

         1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

         2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

         3. Tax And Revenue Anticipation Notes. Tax and Revenue Anticipation Notes are issued by the State to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

         4. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes.

         Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

         The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's Investors Service, Standard & Poor's Rating Services and Fitch, Inc. represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                   APPENDIX C

                        ADDITIONAL INFORMATION CONCERNING
                         NEW YORK MUNICIPAL OBLIGATIONS

         The following information is a summary of special factors affecting investments in New York municipal obligations. It does not purport to be a complete description and is based on information from the Annual Information Statement ("AIS") of the State of New York dated May 30, 2003 and the Update to the AIS dated January 26, 2004 ("Update").(1)

                                  INTRODUCTION

         New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. Beginning in 2003, Federal and state government employment and wage statistics are being reported in accordance with the new NAICS industrial classification system.

         Services: The services sector, which includes professional and business services, education and healthcare, leisure and hospitality services and other services, is the State's leading economic sector. The services sector accounts for more than four of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

         Manufacturing: Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating, and electrical equipment products are located in the upstate region.

         Trade: As defined under NAICS, wholesale and retail trade is the largest sector in terms of nonagricultural jobs in New York but only the third largest when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

---------------------
(1) Readers may obtain informational copies of the AIS, updates, and supplements by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705, or the Office of the State Comptroller, Gov. A.E. Smith State Office Building, Albany, NY 12236,
         (518) 474-4015. This information is also available electronically on the Division of the Budget (DOB) Internet site at www.budget.state.ny.us/dob.

         Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for less than one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

         Agriculture: Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

         Government: Federal, State and local governments together are the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

         Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance, and real estate share, as measured by wages, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

         The State's economy suffered more than the nation as a whole during the recession due to the September 11 devastation of downtown New York City and the importance of the finance and tourism industries to the State economy. However, the State is slowly emerging from recession and growth is evident in several sectors. State nonagricultural employment is expected to rise 0.8 percent in 2004. Wages are expected to rise 5.1 percent in 2004. Total State personal income is projected to increase 5.1 percent in 2004, primarily reflecting strength in wage growth. The growth is attributable primarily to an improved outlook in the financial and insurance sector.

         The risks to the New York forecast are substantial. Weaker than expected growth for both the national and international economies could hinder the State's recovery. This would result in even slower employment and income growth than projected. Financial sector activity remains the largest risk to the New York forecast. Continued weakness in this sector would have a deleterious impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy.

ECONOMIC AND DEMOGRAPHIC TRENDS

         State Economy

         In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990 - 1991 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. However, the situation has been improving during recent years. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 attack resulted in a slowdown in New York that was more severe than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years.

         State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

         U.S. Economy

         Following a sluggish recovery period, the U.S. economy finally appears to be on a sustainable expansionary path. The climate of uncertainty caused by the September 11th terrorist attacks, a string of corporate governance scandals and the war in Iraq and its aftermath seems to have subsided and business confidence appears to be improving. Real U.S. Gross Domestic Product (GDP) is expected to grow at an annual rate of 4.7 percent, following growth of 3.1 percent in 2003.

         Equity prices are rising in response to brisk profit growth and monetary policy is expected to remain accommodative. Household spending is expected to rise, supported by rising employment and incomes, and the continued impact of the 2003 tax cuts. Finally, the combined impact of a moderately falling dollar and accelerating growth in the world economy is expected to increase the demand for U.S. exports in 2004, although on balance, the trade deficit is expected to widen. Persistent slack in the economy and declining oil prices, will likely lower the inflation rate, as measured by growth in the Consumer Price Index (CPI), to 1.8 percent in 2004 from 2.3 percent in 2003. Personal income is expected to increase 4.7 percent in 2004 following an increase of 3.3 percent in 2003. The national unemployment rate is expected to average 5.7 percent in 2004, after averaging 6.0 in 2003.

                              FISCAL YEAR 2003-2004

EVENTS RELATED TO 2003 - 2004 FINANCIAL PLAN

         The State's current fiscal year began on April 1, 2003 and ends on March 31, 2004. The Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-2004 fiscal year on March 31, 2003, and the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year on May 2, 2003. The Governor did vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003.

         In January 2003, the Governor presented a balanced 2003-04 Executive Budget with proposals that closed a combined 2002-03 and 2003-04 General Budget gap of over $11.5 billion. In May 2003, the DOB projected a shortfall of approximately $900 billion from the Executive Plan resulting primarily from spending additions and lower than projected receipts associated with the final settlement of a 2002 tax liability. On May 28, 2003, DOB issued a revised 2003-04 Financial Plan following final action on the budget by the State Legislature (the Enacted Plan) to reflect final action on the 2003-2004 State Budget by the Legislature.

OVERVIEW OF THE 2003 - 2004 FINANCIAL PLAN

         The 2003 - 2004 January Financial Plan Update reflects revisions based on a review of actual operating results through mid-January 2004, and an updated analysis of underlying economic, revenue, and spending trends.. DOB projected a potential imbalance in the General Fund of roughly $900 million in 2003-04 prior to the anticipated receipt of Federal Funds from the Federal economic stimulus legislation. The stimulus package provided $1.07 billion of fiscal relief to the State, including $645 million in one-time Federal revenue sharing payments and $422 million from a 15-month increase in the Federal matching rate on Medicaid costs (FMAP). An additional $170 million of fiscal savings occurred from the delay in providing payments to New York City associated with the LGAC/Municipal Assistance Corporation (MAC) transaction for a total benefit of $1.24 billion. All other revisions since the Enacted Budget resulted in no significant change to budget balance, and incorporate a slightly improved receipts forecast, higher spending in Medicaid, welfare and TAP, and lower spending in State Operations and debt service. Thus, the net positive impact of $1.24 billion, mostly from the Federal stimulus package, eliminated the potential $912 million potential imbalance.

         Projected spending has increased $1.9 billion since the Enacted Budget. This is primarily attributable to higher projected spending in Medicaid for direct program needs, upward re-estimates to Federal grant levels, and higher Federal matching aid related to the one-time FMAP increase ($1.20 billion); an increase in Federal pass-through aid for the World Trade Center ($556 million); and growth in Federal aid for education ($515 million) and child care spending ($126 million). These increases are partially offset by lower projected disbursements from the Community Projects Fund ($300 million).

2003 - 2004 STATE FINANCIAL PLAN

         Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board. This section discusses significant activities in the General Fund and the other governmental funds anticipated in 2003 - 2004.

GENERAL FUND

         The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2003 - 2004 fiscal year, the General Fund is expected to account for approximately 41 percent of All Governmental Funds disbursements and 67 percent of State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

         Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The 2003 - 2004 Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. See the section entitled "Special Considerations" below for a discussion of certain risks and uncertainties faced by the State.

General Fund Receipts

         Total General Fund receipts, including transfers from other funds and tobacco securitization proceeds, are now estimated at $42.26 billion for 2003-2004, an increase from 2002-2003 of $4.86 billion. General Fund receipts are projected to be $108 million below the projections contained in the Mid-Year Update. The increase is largely the result of the collection of $4.2 billion in tobacco securitization proceeds and $645 million in Federal revenue sharing grants.

         The personal income tax is imposed on individuals, estates and trusts and is based, with certain modifications, on federal definitions of income and deductions. After RBT deposits, personal income tax receipts for 2003-04 are estimated to reach $15.79 billion, a decrease of $1 billion (5.9.) from 2002-03.

         User taxes and fees are comprised of the State's sales and use tax; and cigarette, tobacco, alcoholic beverage, and auto rental taxes. They also include receipts from motor vehicle fees and alcoholic beverage license fees. Dedicated transportation funds outside the General Fund receive all the revenues of the motor fuel tax and motor vehicle registration fees, and all highway use taxes and fees. Receipts from user taxes and fees are projected to total $7.9 billion in fiscal year 2003 - 2004, $834 million or 11.8 percent above 2002-03 collections.

         Business taxes include franchise taxes based generally on the net income of business, banking, and insurance corporations, taxes based on the gross receipts of utilities, and gallonage-based petroleum business taxes. Total business tax collections are projected to total $3.39 billion in fiscal year 2003 - 2004, $15 million higher than 2002 - 2003 receipts, due primarily to an increase in insurance tax collections as a result of tax restructuring.

         Other taxes include the estate and gift tax, the real property gains tax, and pari-mutuel taxes. The yield from other taxes in 2003-04 is estimated at $784 million, an increase of $41 million from 2002 - 2003. This increase is principally caused by a boost in the collections of the estate tax, which reflects and increase of market equity values form the recent improvement in the economy.

         Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain license and fee revenues. Receipts in this category are estimated at $5.97 billion in fiscal year 2003 - 2004, an increase of $3.88 billion from 2002 - 2003, due largely in part from $4.2 billion in tobacco securitization proceeds.

         Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, including the one percent sales tax used to support payments to the Local Government Assistance Corporation
(LGAC). Transfers from other funds are estimated at $7.77 billion in fiscal year 2003 - 2004, an increase of $610 million from 2002 - 2003. The increase reflects better-than-anticipated year-to-date collection experience for the personal income, sales and real estate transfer taxes.

         General Fund Disbursements

         General Fund disbursements, including transfers to other funds, are projected to total $42.06 billion in fiscal year 2003 - 2004, a net decrease of $392 million from the restated Mid-Year Update. The revisions include lower estimated spending from the Community Projects Fund ($200 millions) now projected to occur in 2004-05. The remaining decrease of $192 million primarily reflects: a net reduction in State Operations spending ($87 million) including increase mental hygiene offsets, lower spending for the Judiciary, and a net reduction in costs across several agencies from the ongoing statewide austerity measures; lower debt service costs provided from debt management actions ($73 million); and downward reestimates to all other transfers ($41 million), offset by a projected deficiency in nonpublic school aid ($16 million).

         Grants to local governments is the largest category of General Fund disbursements and includes financial aid to local governments and non-profit organizations, as well as entitlement payments for individuals. The largest areas of spending in local assistance are for aid to public schools (44 percent) and for the State's share of Medicaid payments to medical providers (22 percent). Spending for mental hygiene programs (6 percent), higher education programs (5 percent), welfare assistance (4 percent), and children and families services (4 percent) represent the next largest areas of local aid.

         Spending in local assistance was projected to total $28.01 billion in fiscal year 2003 - 2004, an increase of $1.30 billion (4.9 percent) from 2002 - 2003. This net spending growth is primarily attributable to welfare assistance programs ($631 million), Medicaid ($318 million), additional spending in Community Fund Projects ($350 million), higher spending for the Higher Education Service Corporation ($123 million) and various other local assistance programs. These increases are partially offset by an annual decline in spending for the City University of New York ($176 million) and a scheduled decline in payments for the Yonkers settlement agreement ($110 million).

         General Fund spending for school aid was projected at $12.31 billion in fiscal year 2003 - 2004 (on a State fiscal year basis) an increase of $34 million over 2002-03. This net increase reflects the "tail" cost of the 2002-2003 school year increase offset in part by the reduced spending in the 2003-04 enacted school year aid package.

         Medicaid spending was estimated at $6.27 billion in fiscal year 2003 - 2004, an increase of $318 million (5.3 percent) from 2002 - 2003. The underlying spending growth of roughly 8 percent ($478 million) is partially offset by increased Federal aid ($324 million), additional financing through HCRA ($117 million), and various cost containment proposals.

         Spending on welfare was projected at $1.13 billion in fiscal year 2003
- 2004, an increase of $637 million (127.2 percent) from 2002 - 2003. This increase is largely attributable to additional use of federal TANF funds to offset spending in 2002-2003 ($465 million) and the increased cost of the welfare caseload ($166 million).

         Higher Education Service Corporation (HESC) spending was projected at $442 million, an increase of $123 million (38.6 percent) from 2002-03. This increase reflects underlying program growth ($163 million) and a reduction in available federal TANF funds ($64 million), offset by a deferral of Tuition Assistance Program costs into the 2004-05 fiscal year ($104 million).

         Spending for all other local assistance programs will total $7.18 billion in fiscal year 2003 - 2004, a net increase of $366 million (5.4 percent) from 2002-03. This includes increased State support for children and family services ($90 million), public health programs ($41 million), mental hygiene programs ($27 millions), partially offset an annual decrease in the funding for the Yonkers settlement agreement ($110 million).

         State operations pays for the costs of operating the Executive, Legislative, and Judicial branches of government. State operations spending in this category was projected at $7.17 billion in fiscal year 2003 - 2004, a decrease of $547 million (7.1 percent) over the prior year. The State's overall workforce is projected to total 186,000 persons by the end of 2003-04, down approximately 10,000 from November 2001 when the Governor announced a series of cost savings actions following the September 11 attacks.

         General State charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the Executive branch, Legislature, and Judiciary. These payments, many of which are mandated by statute and collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation, and unemployment insurance. GSCs also cover State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers.

         Disbursements for GSCs are estimated at $3.20 billion in fiscal year 2003 - 2004, an increase of $467 million from the prior year. The growth results from higher health insurance costs, primarily to cover the increasing cost of providing health insurance benefits for State employees, as well as higher costs for pensions and related benefits.

         Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources. For a full discussion of the State's capital and debt programs, see the section entitled "Debt and Other Financing Activities" in this AIS.

         Transfers for debt service total $1.58 billion in 2003-04, an increase of $87 million. The increase is primarily attributable to planned growth in underlying debt service costs, offset by continued debt reduction efforts.

         Transfers for capital projects pay for projects that are not financed by bond proceeds, dedicated taxes, Federal grants or other revenues. Transfers for capital projects in 2003-04 are projected to increase by $81 million and reflect year-to-year increases in pay-as-you-go financing for certain projects and changes in the timing of the receipt of bond proceeds to reimburse capital spending.

         The State's cost of transfers to the State University are projected to increase by $119 million over 2003-04 primarily due to financing the State's share of an outstanding SUNY loan.

         All other transfers, which include all remaining transfers from the General Fund to other funds, are estimated to total $482 million in 2003-04, an decrease of $179 million. The growth is attributable to decreases in the Community Service Provider Assistance Program ($100 million), Medicaid payments to SUNY hospitals ($48 million), and payments to the State Lottery Fund ($17 million).

NON-RECURRING ACTIONS

         The non-recurring actions incorporated in the 2003-04 Enacted Plan, are primarily intended to finance the extraordinary revenue losses associated with the 2002 tax year that DOB expects will not recur.

         A total of $5.1 billion in gross nonrecurring actions, with a net impact of $3.2 billion on the Financial Plan, are incorporated into the 2003-04 Enacted Plan. These include resources from the securitization of tobacco settlement payments ($3.8 billion), the use of federal TANF moneys to offset General Fund welfare, HESC, and school aid program spending ($458 million), spending delays fro a Medicaid cycle and TAP payments ($274 million), the one-time shift of various pay-as-you-go capital projects to bonding ($122 million), debt management actions to reduce debt service costs ($161 millions), recoveries of school aid and welfare overpayments ($88 million), abandoned property collections ($75 million), and various routine fund sweeps ($138 million).

GENERAL FUND CLOSING BALANCE

         The 2003-04 Financial Plan projects a closing balance in the General Fund of $1.01 billion. The closing balance is comprised of $794 million in the Tax Stabilization Reserve Fund, $200 million in the Community Projects Fund, and $20 million in the Contingency Reserve Fund. The projected increase of $284 million from the Mid-Year Update reflects an additional $200 million balance in the Community Projects Fund resulting from spending delays and a planned deposit of $84 million to the Tax Stabilization Reserve Fund. The closing fund balance excludes $661 million expected to be on deposit in the tax refund reserve account at the close of 2003-04.

OUTYEAR PROJECTIONS OF RECEIPTS AND DISBURSEMENTS

         It is currently estimated that spending and revenue actions in the Enacted Plan in concert with events since the presentation of Executive Plan will result in projected General Fund budget gaps of $6 billion for 2004-05 and $8 billion for 2005-06, before reflecting savings from the Fiscal Management Plan or extra federal aid, which are expected to reduce the gaps by approximately $900 million in each year.

         In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1.0 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03.

OTHER GOVERNMENTAL FUNDS

         In addition to the General Fund, the 2003-04 Enacted Plan includes Special Revenue Funds, Capital Projects Funds, and Debt Service Funds. These are discussed below.

         All Governmental Funds spending is estimated at $98.29 billion in 2003-04, an annual increase of $314 million from the Mid-Year Update. This increase is primarily due to higher than anticipated disbursements for education ($518 million), Medicaid costs relating to the 15-month increase in the federal matching rate ($379 million), and child care spending ($142 million), offset by a decline in State Funds..

SPECIAL REVENUE FUNDS

         Total disbursements for programs supported by Special Revenue Funds are projected at $47.05 billion. Special Revenue Funds, which include Federal grants and State Special Revenue Funds, comprise 50 percent of the All Governmental Funds Financial Plan.

         Federal grants account for 66 percent of all special revenue spending in 2003-04, comparable to prior years. Disbursements from Federal funds, excluding aid for capital programs, are estimated at $33.44 billion, an increase of $202 million from 2002-03. Medicaid is the largest program within Federal funds, accounting for over half of total spending in this category. In 2003-04, Federal support for Medicaid spending is projected to increase $1.03 billion (6 percent) over 2002-03. Other increases enhanced social welfare initiatives authorized under ($426 million), and the Federal share of Child Health Plus ($324 million).

         State special revenue spending is projected to be $15.16 billion. Spending from State special revenue funds for Medicaid is projected to grow by $121 million in 2003-04. Additional HCRA financing, workforce recruitment and retention programs and additional funding for Medicaid pharmacy costs represent $389 million in net growth in the Special Revenue Funds, which is partially offset by lower spending attributable to the use of balances in the Indigent Care Fund, the sunset of the Tobacco Transfer Fund and the legislative reduction of the nursing home gross receipts assessment from 6 percent to 5 percent.

         Other components of the State Funds spending increase include program growth in public health spending ($154 million), EPIC prescription drug program ($105 million), Child Health Plus ($68 million), State aid for education ($104 million), aid to local social service providers through the community service provider assistance program ($188 million), aid to transit systems ($79 million), and growth in the STAR local tax relief program ($136 million).

CAPITAL PROJECTS FUNDS

         Spending from Capital Projects Funds in 2002-03 is projected at $5.29 billion, an increase of $977 million or 22.7 percent from last year. The increase will primarily support capital investments to promote economic development ($340 million), transportation ($291 million), and education ($210 million).

DEBT SERVICE FUNDS

         Spending from Debt Service Funds is estimated at $3.39 billion in 2002-03, an increase of $349 million or 11.5 percent from 2002-03. The increase reflects planned growth in costs, and additional bonding enacted by the Legislature for the CHIPs capital programs and equipment for E-911 cellular emergency systems.

                        2002-03 GAAP-BASIS FINANCIAL PLAN

         State law requires the State to update its projected GAAP-basis financial results for the current fiscal year on or before September 1 of each year. The State will base its GAAP projections on the cash estimates in the Enacted Plan and on actual results for the 2002-03 fiscal year as reported by the State Comptroller in July 2003.

SPECIAL CONSIDERATIONS

         Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

         The Executive is reviewing legal questions surrounding certain actions taken by the Legislature in enacting the 2003-04 budget. The State Constitution provides that the Legislature may not alter an appropriation bill submitted by the Governor except to strike out or reduce items, or to add appropriations that are stated separately and distinctly from the original appropriations. A number of court cases have interpreted and clarified the Legislature's powers to act on the appropriations contained in the Executive Budget. In light of the provisions of the State Constitution and existing case law, the Executive believes the Legislature, in enacting changes to the Governor's Executive Budget for 2003-04, may have acted in a manner that violates State constitutional and statutory requirements.

         Labor contracts between the State and most State employee unions expired on March 31, 2003 and collective bargaining negotiations are underway on a new round of contracts. The Financial Plan contains no reserves to finance potential new costs related to any new labor agreements. DOB projects that every one percent increase in salaries for all State employees would result in a Financial Plan cost of approximately $80 million.

         An ongoing risk to the Enacted Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Enacted Plan assumes no significant federal disallowances or other federal actions that could adversely affect State finances. For more information on certain litigation pending against the State, see the section entitled "Litigation" in this AIS.

         In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total of $730 million in General Fund reserves.

TAX REFUND RESERVE ACCOUNT

         Net personal income tax collections in recent years have been affected by transactions in the tax refund reserve account. The tax refund reserve account is used to hold moneys designated to pay tax refunds. The Comptroller deposits into this account tax receipts at the discretion of the Commissioner of Taxation and Finance. The deposit of moneys into the account during a fiscal year has the effect of reducing receipts for the fiscal year, and the withdrawal of moneys from the account has the effect of increasing receipts in the fiscal year of withdrawal. The tax refund reserve account also includes amounts made available as a result of the LGAC financing program. Beginning in 1998-99, a portion of personal income tax collections was deposited directly in the School Tax Reduction (STAR) Fund to be used to make payments to reimburse local governments for their revenue decreases due to the STAR program. The 2000-01 and 2001-02 Financial Plans also included an additional $250 million deposit of personal income tax receipts to the Debt Reduction Reserve Fund.

                               PRIOR FISCAL YEARS

                    CASH-BASIS RESULTS FOR PRIOR FISCAL YEARS

         The State reports its financial results on two bases of accounting: the cash basis, showing receipts and disbursements; and the modified accrual basis, prescribed by Generally Accepted Accounting Principles (GAAP), showing revenues and expenditures.

GENERAL FUND 2000-01 THROUGH 2002-03

         The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

         New York State's financial operations had improved during recent fiscal years but were adversely affected by the national recession, the ongoing weakness in the financial sector and the terrorist attack of September 11, 2001. Nonetheless, during its last ten fiscal years, the State has recorded balanced budgets on a cash basis, with positive year-end fund balances.

         A narrative description of cash-basis results in the General Fund for the prior three fiscal years is presented below, followed by tables that summarize actual General Fund results. For a description of the principal State taxes and fees, see Exhibit B to this AIS.

2002-03 FISCAL YEAR

         In a revised 2002-03 Financial Plan dated February 28, 2003 (the "February Financial Plan"), the State projected a 2002-03 budgetary imbalance of $2.4 billion in the General Fund attributable primarily to a projected revenue shortfall of $2.2 billion. The State achieved $700 million in administrative savings during the year to reduce the imbalance to $1.7 billion. To help close the remaining projected 2002-03 imbalance, improve the State's cash flow position, and to reduce the projected budget gaps for 2003-04 and 2004-05, the Governor proposed selling a portion of the State's future share of tobacco settlement payments to a statutorily created, bankruptcy-remote corporation. However, the State Legislature did not enact legislation authorizing the tobacco settlement sale during 2002-03. Therefore, to eliminate the remaining $1.7 billion imbalance in 2002-03 and maintain reserves at a level consistent with the February Financial Plan, the State implemented a contingency plan in which it deferred $1.9 billion in planned spending to 2003-04.

         After these actions, the State ended the 2002-03 fiscal year with available General Fund cash resources of $1.1 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the Tax Stabilization Reserve Fund., $20 million in the Contingency Reserve Fund to pay costs related to litigation against the State, and $85 million in the Community Projects Fund, which pays primarily for legislative "member items."

         The closing balance excluded amounts on deposit in the refund reserve account. The State ended the 2002-03 fiscal year with $627 million on deposit in the refund reserve account, an increase of $200 million above budgeted levels. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one year to the next. Changes to the refund reserve affect the level of reported personal income tax receipts.

         General Fund receipts and transfers from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion from the February Financial Plan forecast. The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfers to other funds totaled $37.6 billion, a decrease of $2.2 billion from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).

2001-02 FISCAL YEAR

         The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund (TSRF) (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund (CRF), $159 million in the Community Projects Fund (CPF), and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

         General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year, as discussed previously in the AIS. In comparison to the 2001-02 Financial Plan projected in January 2002 (the January Financial
Plan), receipts were $1.3 billion lower than projected. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

         General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments and these payments are expected to occur in the 2002-03 fiscal year.

2000-01 FISCAL YEAR

         The State ended its 2000-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. Of this balance, $627 million was held in the Tax Stabilization Reserve Fund (TSRF) (after a deposit of $80 million in fiscal year 2000-01), $150 million in the Contingency Reserve Fund (CRF), $292 million in the Community Projects Fund (CPF), and $29 million in the Universal Pre-Kindergarten Fund.

         The closing fund balance excluded $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The State retained $2.65 billion of the $3.52 billion balance for reserves, with $2.4 billion set aside for economic uncertainties and $250 million deposited into the Debt Reduction Reserve Fund in 2001-02. The remaining balance of $865 million was comprised of $293 million in resources to pay for costs incurred in 2000-01 but disbursed in 2001-02, $521 million from the Local Government Assistance Corporation (LGAC) that was used to pay tax refunds during fiscal year 2001-02 and $51 million in additional funds used to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

         The 2000-01 General Fund closing balance also excluded $1.2 billion that was on deposit in the School Tax Relief (STAR) Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund
(DRRF) for debt reduction in fiscal year 2001-02.

         General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

                       DEBT AND OTHER FINANCING ACTIVITIES

LEGAL CATEGORIES OF STATE DEBT AND OTHER FINANCINGS

         Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation and other financings through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature. These categories are described in more detail below.

         The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

GENERAL OBLIGATION AND STATE-GUARANTEED FINANCING

         There are a number of methods by which the State itself may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 imposes statutory limitations on new State-supported debt outstanding, which apply to general obligations bonds as well as other State-supported bonds issued on and after April 1, 2000. The State Constitution also provides that general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. General obligation housing bonds must be paid within 50 years after issuance, commencing no more than three years after issuance. However, the Debt Reform Act of 2000 limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years (see "Debt Reform Act - Limitations on State-Supported Debt" below).

         The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes (TRANs), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (BANs). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. However, since 1990, the State's ability to issue TRANs has been limited due to enactment of the fiscal reform program which created LGAC (see "Local Government Assistance Corporation" below). BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing. The State does not anticipate issuing new BANs during the 2003-04 fiscal year.

         Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority (JDA). The State has never been called upon to make any direct payments pursuant to any such guarantees.

         In February 1997, the JDA issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital finances. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities were suspended in 1995. JDA resumed its lending activities in 1997 under a revised set of lending programs and underwriting guidelines. In February of 2003, JDA issued $30 million of State Guaranteed Commercial Paper Notes. It is anticipated that the audit report as of March 31, 2003 will indicate that JDA will have a positive fund (net worth) balance. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 2003-04 fiscal year.

         Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

STATE PERSONAL INCOME TAX REVENUE FINANCING

         In 2001, legislation was enacted to provide for the issuance by certain State authorities of State Personal Income Tax Revenue Bonds, which are expected to become the primary financing vehicle for a broad range of State-supported debt programs authorized to be secured by service contract or lease-purchase payments. These State Personal Income Tax Revenue Bonds are expected to reduce borrowing costs by improving the marketability and creditworthiness of State-supported obligations and by permitting the consolidation of multiple bonding programs to reduce administrative costs.

         The legislation provides that 25 percent of personal income tax receipts (excluding refunds owed to taxpayers and deposits to the STAR Fund) be deposited to the Revenue Bond Tax Fund for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the bonds, the legislation requires that personal income tax receipts continue to be deposited to the Revenue Bond Tax Fund until amounts on deposit in the Fund equal the greater of 25 percent of annual personal income tax receipts or $6 billion.

         The State issued its first State Personal Income Tax Revenue Bonds (in an aggregate principal amount of $225 million) on May 9, 2002. As of March 31, 2003, approximately $2.4 billion of State Personal Income Tax Revenue Bonds have been issued and are outstanding.

LEASE-PURCHASE AND CONTRACTUAL-OBLIGATION FINANCING

         The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

         The State has entered into a financing arrangement with LGAC to restructure the way the State makes certain local aid payments (see "Local Government Assistance Corporation" below). Subject to legislative authorization, the State may also participate in the issuance of certificates of participation
(COPs) in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property. The State expects that State Personal Income Tax Revenue Bonds will be used to finance the acquisition of equipment that are authorized to be issued under this program in 2003-04.

         The State is also committed under numerous capital lease-purchase agreements covering electronic data processing and telecommunications equipment and real property capital lease-purchase agreements. Expenditures for these obligations during the 2001-02 fiscal year were $45.3 million comprised of $32.5 million attributable to principal and $12.8 million attributable to interest. As such obligations do not entail a traditional bond, note, or COPS financing, these amounts are not reflected in the tables describing State-supported debt.

MORAL OBLIGATION AND OTHER FINANCING

         Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency (HFA) pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the Urban Development Corporation (UDC) and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2003-04 fiscal year.

         In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation for the City of New York (NYC MAC) was created in 1975 to provide financing assistance to New York City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the four percent New York State sales tax for the benefit of New York City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to New York City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984 and no bonds containing the moral obligation pledge are currently outstanding. In 1995, the State created the Municipal Assistance Corporation for the City of Troy (Troy
MAC). The bonds issued by Troy MAC do not include moral obligation provisions.

LOCAL GOVERNMENT ASSISTANCE CORPORATION

         In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to one percent of the four percent State sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing.

         The legislation also imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors or factors unanticipated at the time of adoption of the budget, and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no TRAN borrowing in the fifth year). This provision limiting the seasonal State's borrowing practices was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. No restrictions were placed upon the State's ability to issue deficit notes.

         The impact of the LGAC reforms, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

         Legislation enacted with 2003-04 Budget relating to LGAC and NYC MAC intends that the State assume responsibility for debt service payments on the remaining $2.5 billion in outstanding NYC MAC bonds. Thirty annual payments of $170 million from sales tax receipts dedicated to LGAC are authorized to be pledged to a New York City-created public benefit corporation allowing the maturity of the debt to be extended to 2034, well beyond the original 2008 maturity of the outstanding NYC MAC debt. The Executive believes that the structure may be flawed and is continuing to evaluate the constitutional and legal issues raised by the legislation, the implications on the State's Debt Reform Act of 2000, and the impact on the LGAC bondholders.

2003-04 BORROWING PLAN

         Section 22-c of the State Finance Law requires the Governor to submit the five-year Capital Program and Financing Plan (the Plan) with the Executive Budget. The proposed 2003-04 through 2007-08 Capital Program and Financing Plan was released with the Executive Budget on January 29, 2003 and updated to reflect the 30-Day Amendments on February 28, 2003. The Plan is required to be updated by the later of July 30 or 90 days after the enactment of the State Budget. A copy of the current Plan and the updated Plan, when available, can be obtained by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705, or by visiting its website at www.budget.state.ny.us/dob.

         The issuance plan for 2002-03 and the remaining years of the Capital Plan reflects the expectation that State Personal Income Tax Revenue Bonds will be issued to finance certain programs authorized to be secured by service contract or lease-purchase payments.

         The State's 2003-04 borrowing plan projects issuance of $248 million in general obligation bonds. The State Legislature did not authorize the issuance of any COPs in the 2003-04 fiscal year.

         Other State-supported borrowings by public authorities to finance various capital programs of the State are projected to total approximately $3.54 billion, which includes Personal Income Tax Revenue Bonds, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 2003-04. Included therein are borrowings by: (i) DASNY for the State University of New York (SUNY), the City University of New York (CUNY), mental health facilities, school construction (RESCUE), capital projects for school districts, university facilities (Jobs 2000), and State court facilities;
(ii) the Thruway Authority for the Consolidated Highway Improvement Program;
(iii) UDC (doing business as the Empire State Development Corporation) for prisons, youth facilities, sports facilities, homeland security, State facilities and Jobs Now Program; (iv) the Environmental Facilities Corporation
(EFC) for State Environmental Infrastructure Projects, including Water Pollution Control and Pipeline for Jobs (Jobs 2000); (v) HFA for housing programs; and
(vi) MTA for service contract bonds related to their debt restructuring. Borrowings for 2002-03 also include the Community Enhancement Facilities Assistance Program (CEFAP) for economic development purposes which may be issued by the Thruway Authority, DASNY, UDC and HFA; the Strategic Investment Program
(SIP) for environmental, historic preservation, economic development, arts, and cultural purposes, which may be issued by DASNY, UDC and EFC and economic development programs, including the Empire Opportunity Fund program, the Gen*NY*sis biotechnology program, the regional economics program and the Community Capital Assistance Program which may be issued by DASNY and UDC.

         The projections of State borrowings for the 2003-04 fiscal year are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

DEBT REFORM ACT - LIMITATIONS ON STATE-SUPPORTED DEBT

         Chapter 59 of the Laws of 2000 enacted the Debt Reform Act of 2000 (Debt Reform Act). The Debt Reform Act implemented statutory initiatives intended to improve the State's borrowing practices. The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and imposes phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital works and purposes only, and established a maximum term of 30 years on such debt.

         The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and is gradually increasing until it is fully phased in at 5 percent in 2013-14.

         The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued.

         However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The Division of the Budget expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

         Pursuant to the provisions of the Debt Reform Act, the first calculation of the Debt Reform Act's limitations was reported in the Financial Plan Update most proximate to October 31, 2001. On November 8, 2001, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 then outstanding at 0.39 percent of personal income and debt service on such debt at 0.09 percent of total governmental receipts. The Division of the Budget expects that debt outstanding and debt service costs for the 2002-03 fiscal year will also be within the statutory caps.

OUTSTANDING DEBT OF THE STATE AND CERTAIN AUTHORITIES

         For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

STATE-SUPPORTED DEBT OUTSTANDING

General Obligation Bond Programs

         The first type of State-supported debt, general obligation debt, is currently authorized for transportation, environment and housing purposes. The amount of general obligation bonds and BANs issued in the 2000-01 through 2002-03 fiscal years (excluding bonds issued to redeem BANs and refunding bonds) were $219 million, $211 million, and $244 million, respectively. Transportation-related bonds are issued for State highway and bridge improvements, aviation, highway and mass transportation projects and purposes, and rapid transit, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally-sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. As of March 31, 2003, the total amount of outstanding general obligation debt was $4.0 billion.

                           AUTHORITIES AND LOCALITIES

PUBLIC AUTHORITIES

         The fiscal stability of the State is related in part to the fiscal stability of its public authorities. For the purposes of this Appendix, public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt under the section entitled" Debt and Other Financing Activities." As of December 31, 2002, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was almost $104.7 billion, only a portion of which constitutes State-supported or State-related debt.

         The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities that are described under the section entitled "Debt and Other Financing Activities" above. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to provide transit and commuter services.

METROPOLITAN TRANSPORTATION AUTHORITY

         The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the TA). The MTA operates certain commuter rail and bus services in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (TBTA), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

         Since 1980, the State has enacted several taxes including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000 - 2001 Enacted Budget provided State assistance to the MTA totaling approximately $1.35 billion and initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000 - 2004 Capital Program. This capital commitment includes an additional $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

         State legislation accompanying the 2000 - 2001 Enacted State budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for the 2000 through 2004 calendar years (the "2000 - 2004 Capital Program"). On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000 - 2004 Capital Program is the fifth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project.

         The 2000 - 2004 Capital Program approved by the Capital Program Review Board assumes the issuance of an estimated $11.0 billion in new money MTA bonds. The remainder of the plan is projected to be financed with assistance from the federal government, the State, The City of New York, and from various other revenues generated from actions taken by the MTA. Legislation enacted in 2000 authorized the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for certain debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

         The 2000 - 2004 Capital Plan assumed $1.6 billion in State support using proceeds from State general obligation bonds under the proposed $3.8 billion Transportation Infrastructure Bond Act of 2000, which was defeated by the voters in the November 2000 general election. The MTA is currently reviewing options to offset the loss of the Bond Act funds.

         There can be no assurance that all the necessary governmental actions for the current or future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. Moreover, should the MTA's plans to issue additional debt to replace funding anticipated from the defeated Transportation Infrastructure Bond Act not materialize, the State and the City could come under pressure to provide additional funding to the MTA. Should funding levels ultimately fall below the levels assumed in the plan approved by the Capital Program Review Board, the MTA would have to revise its 2000 - 2004 Capital Program accordingly. If the 2000 - 2004 Capital Plan is delayed or reduced, ridership and fare revenue may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

         The MTA has reported that certain portions of its regional transportation operations were affected by the terrorist attack on the World Trade Center. The MTA noted that the most significant infrastructure damage includes the subway tunnel running beneath the World Trade Center on the #1 and #9 subway lines that will need to be completely rebuilt, along with the related stations and infrastructure, and damage to the N/R Line Cortland Street Station. All estimates of the adverse impact on the MTA and the regional economy are of necessity preliminary and are subject to adjustment as more information becomes available. The MTA currently estimates property damage to the transit system at $855 million. The MTA currently expects that insurance proceeds in the amount of $1.5 billion (subject to a $15 million deductible) and federal disaster assistance will cover substantially all of the property losses related to this event. Bridges and tunnels operated by the TBTA suffered no structural damage; however, certain bridges and tunnels, particularly the Brooklyn-Battery Tunnel, are subject to sporadic closings and restrictions on traffic coordinated by federal, state, and local agencies. The MTA continues to assess the long-term impact of, among other things, the tragedy and its aftermath on State subsidies generated by regional economic transactions, such as the regional sales and use tax and certain business taxes. While the loss of revenues and increase in expenses may be significant, the MTA does not expect that it will materially affect its ability to meet its obligations to bondholders and others in a timely manner.

                  On October 28, 2003, the MTA released a revised 2003 budget and a four-year Financial Plan for itself and its affiliates and subsidiaries for 2004 - 2007 (the 2004-2007 Financial Plan). The 2004-2007 Financial Plan included the fares on the transit and commuter systems and tolls on the TBTA's bridges and tunnels that were increased in May 2003. The 2004-2007 Financial Plan expected that all such entities would be able to maintain their respective operations on a self-sustaining basis through 2004 and anticipated budget gaps of $840 million in 2005, $1.34 billion in 2006 and $1.45 billion in 2007. The 2004-2007 Financial Plan tracks the final year of the 2000-2004 Capital Programs of the transit and commuter systems that were approved by the Capital Program Review Board.

                  On December 18, 2003, the MTA adopted a 2003 final budget estimate that showed an improvement of $152 million in the expected year-end cash balance, as well as an updated 2004 budget. The MTA decided to apply the additional 2003 cash balance to prepayment of 2005 expenses, thereby lowering the anticipated budget gap in 2005 to $688 million.

THE CITY OF NEW YORK

         The fiscal health of the State may also be affected by the fiscal health of New York City ("City"), which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in public credit markets.

         The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

         To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as fund seasonal needs. In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the TFA in 1997 and TSASC, Inc., in 1999 (local development corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues). The City expects that these actions will provide sufficient financing capacity to continue its capital program through fiscal year 2013.

         For the 2000-2001 and 2001-2002 fiscal years (ending June 30), the City had an operating surplus of $2.9 billion and $682 million, respectively, before discretionary and other transfers, and achieved balance operating results after discretionary and other transfers, in accordance with GAAP.

         The June 2002 Financial Plan included gap-closing actions of $4.8 billion that balance the 2002-03 budget. The 2002-2003 gap-closing program included resources from agency actions and actions to be taken by the federal and State governments and municipal unions. The 2002-2003 budgets include nearly $1.5 billion in bond proceeds from the TFA to cover a portion of the costs and revenue losses related to the September 11 attack on the World Trade Center.

         On June 30, 2003, the City submitted to the State Financial Control Board (the "Control Board") the June Financial Plan for the 2003 through 2007 fiscal years, which related to the City and certain entities that received funds from the City, and which reflects changes as a result of the City's expense and capital budgets for the 2004 fiscal year that were adopted on June 27, 2003. The Financial Plan projected revenues and expenditures for the 2003 and 2004 fiscal years balanced in accordance with GAAP, and projected gaps of $2.0 billion, $3.2 billion, and $3.3 billion for fiscal years 2005, 2006, and 2007, respectively.

         On January 15, 2004, the City issued the January Financial Plan for the 2004 through 2008 fiscal years, which is a modification to the June Financial Plan. The January Plan reflects the Preliminary Budget for fiscal year 2005 and change since the June Financial Plan.

         The January Financial Plan projects revenues and expenditures balanced in accordance with GAAP for both the 2004 and 2005 fiscal years, and projects gaps of $2.0 billion, $2.9 billion and $2.2 billion in fiscal years 2006, 2007 and 2008, respectively. The January Financial

Plan included proposed discretionary transfers and prepayments in fiscal year 2004 of $1.39 billion, reflecting prepayments of debt service of $695 million due in each of fiscal years 2005 and 2006.

         Potential risks to the January Financial Plan include the loss of City savings due to the legal challenge concerning the payment of MAC debt with funds provided by the State, the potential for higher uniform overtime costs, and the failure of MTA to assume operation of private bus serviced funded by the City, which total $531 million in fiscal year 2004 and $800 million annually in the 2005 through 2008 fiscal years, as well as assumed State and federal assistance.

         In addition, the January Financial Plan does not make any provision for wage increases, other than the pay increases for the 2000-2002 round of bargaining and pay increases to be funded by productivity initiatives. It is estimated that each one percent wage increase for all City employees for subsequent contract periods would cost approximately $212 million annually (including benefits).

         The City Comptroller and others have issued reports identifying various risks. In addition, the economic and financial condition of the City may be affected by various financial, social, and economic,

FISCAL OVERSIGHT

         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (NYC MAC) to provide financing assistance to the City; the New York State Financial Control Board (FCB) to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York (OSDC) to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

         Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

MONITORING AGENCIES

         The staffs of the FCB, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance by the City and its covered organizations with the financial plan.

         The monitoring agencies' reports indicate that recent City budgets have been balanced in part through the use of substantial surpluses and other non-recurring resources and that the City's Financial Plan relies in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. In addition to these monitoring agencies, the Independent Budget Office (IBO) has been established, pursuant to the City Charter, to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City. Copies of the most recent staff reports are available by contacting; FCB, 123 William Street, 23 rd Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, Room 517, One Centre Street, New York, NY 1007-2341, Attention: Deputy Comptroller for Public Finance; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

OTHER LOCALITIES

         Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2003 - 2004 fiscal year or thereafter.

         To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation (Chapter 84 of the Laws of 2000) creating the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority has issued $436 million in bonds as of the date of the Update. The Authority may also impose financial plan requirements on Nassau County. The State paid $30 million in transitional assistance to the County for State fiscal year 2000 - 2001, and the Governor has proposed providing up to $75 million in State assistance over the next four State fiscal years, which is subject to appropriation by the State Legislature. Allocation of any such assistance is contingent upon the Authority's approval of Nassau County's financial plan.

         The State has provided extraordinary financial assistance to certain municipalities, primarily cities, since the 1996 - 1997 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year and totaled $200.4 million in 2000 - 2001.

         Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short-term and long-term borrowings. In 2000, the total indebtedness of all localities in the State, other than New York City, was approximately $23.1 billion. A small portion of that indebtedness represented borrowing to finance budgetary deficits; $108 million in deficit financing was authorized pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 2000.

         Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, Nassau County, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

                                   LITIGATION

GENERAL

         The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. As explained below, these proceedings could adversely affect the State's finances in the 2003-04 fiscal year or thereafter. The State intends to describe newly initiated proceedings which the State deems to be material, as well as any material and adverse developments in the listed proceedings, in quarterly updates and/or supplements to this AIS.

         For the purpose of this Litigation section of the AIS, the State defines "material and adverse developments" as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State's ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State's ultimate legal position. The State intends to end disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold described above.

         As of the date of this AIS, except as described below, there is no current material litigation involving the State's Constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects the State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

         The State is party to other claims and litigation, which either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or the State has determined do not meet the materiality threshold described in the first paragraph of this section. Although the amounts of potential losses, if any, resulting from this litigation are not presently determinable, it is the State's opinion that its ultimate liability in any of these cases is not expected to have a material and adverse effect on the State's financial position in the 2003-04 fiscal year or thereafter.

         The General Purpose Financial Statements for the 2002-03 fiscal year reported probable awarded and anticipated unfavorable judgments of $958 million, of which $49 million were expected to be paid during the 2003-04 fiscal year (for more information on the State's estimated liability, see footnote 11 in the General Purpose Financial Statements for the 2002-03 fiscal year). The General Purpose Financial Statement for the 2003-04 fiscal year will update these estimates in July 2004.

         Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2003-04 Financial Plan. The State believes that the proposed 2003-04 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2003-04 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund (for a discussion of the State's projected fund balances for the 2003-04 fiscal year, see the section entitled "Current Fiscal Year"). In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2003-04 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2003-04 Financial Plan.

STATE FINANCE POLICIES

EMPIRE CONVERSION

         In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not-for-profit corporation be transferred to a fund designated as the "public assets fund" to be used for the purpose set forth in Section 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which was returnable simultaneously with the motions to dismiss, on November 26, 2002.

         By a decision dated February 28, 2003, the Supreme Court, New York County, granted the defendants' motion to dismiss. In its decision, the court also granted plaintiffs leave to amend their complaint to assert a new cause of action and deferred decision on the plaintiffs' motion for a preliminary injunction. The plaintiffs and defendants have appealed from the February 28, 2003 decision. Plaintiffs served an amended complaint on April 1, 2003. On April 15, 2003, the defendants moved to dismiss the amended complaint. By decision dated October 1, 2003, the court denied defendants' motion to dismiss, except for the motions to dismiss brought by the individually named members of the board of directors of Empire Healthchoice, Inc. The court also declined to vacate the temporary restraining order directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account. Defendants intend to appeal this decision.

LINE ITEM VETO

         In Silver v. Pataki, the Speaker of the Assembly of the State of New York challenges the Governor's application of his constitutional line item veto to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order of the Supreme Court, New York County, and dismissed the petition. By opinion dated July 10, 2001, the Court of Appeals reversed the decision of the Appellate Division, holding that plaintiff has the capacity and standing to sue as a member of the Assembly. By order dated June 17, 2002, the Supreme Court, New York County, granted defendant's motion for summary judgment, dismissing the complaint. Plaintiff has appealed to the Appellate Division, First Department. On July 22, 2002, the Senate of the State of New York moved in Supreme Court to intervene and for reargument. By decision entered December 11, 2003, the Appellate Division, First Department, affirmed the decision of the Supreme Court, New York County, dismissing the complaint.

GAMING

         In Dalton, et al. v. Pataki, et al., plaintiffs seek a judgment declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, parts B, C and D of Chapter 383 of the Laws of 2001, which respectively authorize (1) the governor to enter into tribal-state compacts for the operation by Indian tribes of gambling casinos in certain areas of the State, (2) the Division of the Lottery to license the operation of video lottery terminals at certain race tracks in the State and (3) the Division of the Lottery to enter into a joint, multi-jurisdiction and out-of-state lottery. Plaintiffs also seek to enjoin defendants from taking any action to implement the provisions of Chapter 383.

BUDGET PROCESS

         In Pataki v. McCall, et al., the Governor seeks a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills on August 2, 2001 and August 3, 2001 violated Article 7, sections 4 and 5 of the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other appropriation bills prior to taking action on the appropriation bills submitted by the Governor. The action also seeks to enjoin the approval of vouchers submitted pursuant to the budget bills enacted by the Senate and Assembly. This action would not affect appropriations enacted to pay debt service obligations for the 2001-02 fiscal year.

         By decision and order dated November 7, 2001, the Supreme Court, Albany County, granted the State Comptroller's motion to dismiss this action as against the Comptroller. The plaintiff has appealed from that order. By decision and order dated January 17, 2002, the Supreme Court, Albany County, granted summary judgment dismissing certain affirmative defenses and declaring the actions of the Legislature in enacting the budget bills as modified or proposed by the Legislature other than the Legislative and Judiciary budget bills an unconstitutional violation of article VII of the State Constitution and denied defendants' cross-motions for summary judgment. Defendants have appealed from the January 17, 2002 order to the Appellate Division, Third Department.

REAL PROPERTY CLAIMS

         On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

         In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within the affected 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

         In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs' motion to strike the State's defenses and counterclaims. The defenses that were dismissed may not be asserted as to liability, but may still be asserted with respect to damages. The District Court also denied the State's motion to dismiss for failure to join indispensable parties.

         Other Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., both in the United States District Court for the Northern District of New York and Seneca Nation of Indians, et al. v. State, et al., in the United States District Court for the Western District of New York.

         In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February, 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. On October 1, 2003, the State served the United States Department of the Interior and the United States Department of Justice with a statement of claim asserting that the United States is jointly and severally liable with the State for the $248 million judgment and post-judgment interest. A statement of claim is a precursor to filing a proceeding in the United States Court of Claims.

         In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By a decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in the defendants' answers. By a decision dated October 20, 2003, the District Court denied the States motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution.

         In the Seneca Nation of Indians case, plaintiffs seek monetary damages and ejectment with regard to their claim of ownership of certain islands in the Niagara River and the New York State Thruway right of way where the Thruway crosses the Cattaraugus reservation in Erie and Chatauqua Counties. By order dated November 22, 1999, the District Court confirmed the July 12, 1999 magistrate's report, which recommended granting the State's motion to dismiss that portion of the action relating to the Thruway right of way and denying the State's motion to dismiss the federal government's damage claims. By decision and order dated June 21, 2002, the District Court granted summary judgment to defendant dismissing that portion of the action relating to the islands on the Niagara River. A judgment entered June 21, 2002, dismissed all aspects of this action. Plaintiff has appealed from the judgment to the U.S. Court of Appeals for the Second Circuit.

CIVIL RIGHTS CLAIMS

YONKERS

         In an action commenced in 1980 (United States, et al. v. Yonkers Board of Education, et al.), plaintiffs sued the Yonkers Board of Education, the State and others alleging the creation and maintenance of an unlawful dual school system in the City of Yonkers.

         On March 26, 2002, after notice and hearing, the District Court approved the settlement proposed and accepted by all parties. Under the terms of the settlement, the Yonkers public schools are deemed desegregated, and control of the schools by the Yonkers Board of Education resumes. The State has agreed to pay a total of $300 million dollars to finance specified educational programs for the Yonkers public schools over the next five years, with the last payment to be made in the 2006-07 State fiscal year. The settlement takes effect after: 1) the District Court entered an order approving the settlement; 2) the District Court vacated all prior remedial orders; 3) the District Court entered an order severing this action from other claims of housing discrimination; 4) the District Court entered a judgment dismissing the education claims with prejudice, subject only to the Court's retention of ancillary jurisdiction to enforce the terms of the settlement; and 5) the State Legislature approved the first annual funding obligation in the State's 2002-03 fiscal year, expressly recognizing the total amount due under the funding schedule. A judgment has been entered approving the settlement and bringing this case to an end.

SCHOOL AID

         In Campaign for Fiscal Equity, Inc. et al. v. State, et al. (Supreme Court, New York County), plaintiffs challenge the State's method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates article 11, section 1 of the State Constitution and Title VI of the federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

         This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the federal and State constitutions and Title VI of the federal Civil Rights Act of 1964. It reversed dismissal of the claims under article 11, section 1 of the State Constitution and implementing regulations of Title VI, and remanded these claims for trial.

         By decision dated January 9, 2001, following trial, the trial court held that the State's education funding mechanism does not provide New York City students with a "sound basic education" as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court's decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.

         By decision dated June 26, 2003, the Court of Appeals reversed that portion of the June 25, 2002 decision and order of the Appellate Division, First Department relating to the claims arising under the State Constitution. The Court held that the weight of the credible evidence supported the trial court's conclusion that New York City schoolchildren were not received the constitutionally mandated opportunity for a sound basic education and further held that the plaintiffs had established a causal link between the present education funding system and the failure to provide said sound basic education. The Court remitted the case to the trial court for further proceedings in accordance with its decision.

STATE PROGRAMS MEDICAID

         Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and federal law.

         In a decision dated June 3, 2003, involving seven consolidated cases (Matter of St. James Nursing Home v. DeBuono), the Supreme Court, Albany County, partially granted petitioners claims that the State violated the procedural requirements of the Boren Amendment and directed the State to recalculate the Medicaid rates associated with State Plan Amendment 95-23. The court dismissed petitioners' claims as to the Medicaid rates associated with State Plan Amendments 95-24 and 96-24. The State has appealed from this decision.

         In related cases, New York Association of Homes and Services for the Aging, Inc. v. Novello, et al., Valley Health Services v. State and Charles T. Sitrin Health Care Center, Inc., et al. v. SONY, et al., plaintiffs seek judgments declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, amendments to Public Health Law Section 2907-d, enacted as part of Chapter 1 of the Laws of 2002, also known as the Health Care Workforce Recruitment & Retention Act of 2002, or "HCRA 2002," which impose a 6 percent assessment on nursing home gross receipts from patient care services and operating income. In a decision dated April 24, 2003, the Court granted summary judgment to defendants dismissing the Sitrin case. Plaintiffs have appealed from this decision.

                                   APPENDIX D

                               HSBC INVESTOR FUNDS
                            HSBC ADVISOR FUNDS TRUST
              HSBC INVESTOR PORTFOLIOS (COLLECTIVELY, THE "TRUST")

                      PROXY VOTING POLICIES AND PROCEDURES

The Trust delegates the authority to vote proxies related to portfolio securities of each series (the "Funds") of the Trust to HSBC Asset Management (Americas) Inc. ("HSBC"), which in turn delegates proxy voting authority for some Funds of the Trust to a Sub-Adviser(2) retained to provide day-to-day portfolio management for that Fund. The Boards of Trustees (the "Board") adopt the proxy voting policies and procedures of HSBC and the Sub-Advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of each Fund. These policies and procedures are attached hereto.

The Board will provide the Trust's consent to vote in matters where HSBC or a Sub-Adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons.

----------
(2) The Bernstein Unit of Alliance Capital Management L.P., NWQ Investment Management Company, LLC, Waddell & Reed Investment Management Company, and Westfield Capital Management, LLC (collectively, the "Sub-Advisers").

                                   APPENDIX E

           HSBC ASSET MANAGEMENT (AMERICAS) INC., PROXY VOTING POLICY

                       PROXY VOTING POLICY AND PROCEDURES

The purpose of these proxy voting procedures is to insure that HSBC Asset Management (Americas) Inc., as a fiduciary under common law, the Investment Advisors Act of 1940, as amended, and the Employee Retirement Income Securities Act, as amended, fulfills its responsibility to its clients in connection with the analysis of proposals submitted by management, and others, to shareholders for approval and properly executes and delivers proxy ballots in connection therewith.

As long as there is no provision to the contrary in the Charter, By-Laws, Trust Agreement, Plan Documents, Partnership Agreement or other controlling documents which create the legal entity with which we are dealing, the power to vote on proposals presented to shareholders through the proxy solicitation process will be considered by the Manager to be an integral part of the Manager's investment responsibility, recognizing that certain proposals, if implemented, may have a substantial impact on the market valuation of portfolio securities and that in such situations the right to vote is considered a plan asset.

Certain portfolios ("Fund of Funds") primarily invest a majority of their assets in non-voting securities of other unregistered investment vehicles ("Sub-Funds") which have investors other than the Fund of Funds. Sub-Funds typically do not submit matters to investors for vote. In the event that a Sub-Fund submits a matter to its investors for vote and the Fund of Fund holds voting interests in the Sub-Fund, the vote will be made in a way that we believe is in the best interest of the Fund of Funds.

PROXY VOTING POLICY

It is the policy of HSBC Asset Management (Americas) Inc. to vote all proxies for the exclusive benefit of the accounts whose assets we manage. In most, if not all, cases this will mean that the proposals which maximize the value of the securities which we hold will be approved without regard to non-economic considerations. However, we recognize that our performance as a fiduciary will be measured, not by the performance of any single investment, but by our overall performance as a "prudent man".

HSBC Asset Management (Americas) Inc. will generally not favor proposals which are designed to make it difficult for a company to be acquired or which have a tendency to entrench current management at the expense of securities holders. Therefore, HSBC Asset Management

(Americas) Inc. will generally vote against proposals concerning instituting "poison pills", classified boards of directors, blank check preferred stock, unequal voting rights, elimination of shareholder action by written consent, prohibition of shareholder special meetings, granting stock options at less that fair market value, exchanging underwater stock options, and the pyramiding of stock options by management. Super majority proposals will be evaluated on a case-by-case basis, as will increases in authorized common stock, anti-greenmail provisions, re-incorporation or re-organization proposals and acceleration of options vesting upon change of control.

In the above-indicated situations and those of similar import to shareholders, the designated portfolio manager/analyst responsible for making the decision on how securities will be voted will make a written record of his rationale for voting and will be responsible for maintaining adequate documentation concerning his review of the indicated proposal(s). It is the responsibility of the designated portfolio manager/analyst to make a written record of any contact during the proxy voting period with any proponents or opponents of propositions and to keep these records with the retained proxy statements. Prior to the execution of the proxy in contested or controversial situations, the President of HSBC Asset Management (Americas) Inc. will be consulted concerning the vote and will have the final authority over the voting on such proposals.

Appropriate instructions will then be forwarded to the proxy control designee who will ensure that the proxy cards for the particular solicitation are properly completed, the proper notation of votes is made in our client records and the proxy ballots(s) are forwarded back to the proxy tallying company in a timely fashion.

NEW ACCOUNT PROCEDURES

All new accounts will be forwarded a copy of the standard Investment Management Agreement, which will contain a paragraph affording the client the opportunity to affirmatively convey the authority to vote proxies to HSBC Asset Management (Americas) Inc. Should a client wish to withhold proxy voting authority, the client should be instructed to strike out the applicable paragraph and to initial that change on the contract. In the event that the client presents HSBC Asset Management (Americas) Inc. with a standard form of management agreement which the client prefers to use, the agreement will be checked to ensure that it contains language similar to our standard contractual language on proxy voting and if it does not, that omission will be brought to the attention of the client. In the event that the client refuses to amend their agreement to reflect an election concerning proxy voting, we will forward to the client a separate document with the paperwork for the account on which the client will be asked to make an election in connection with proxy voting.

Upon return of the executed agreement the client records in the administrative database will be coded to reflect the client's delegation of voting authority or the withholding thereof. This coding will also assist in the periodic reporting of the firm's positions in connection with Section 13 of the Securities Exchange Act of 1934. In the event that the proxy voting authority is conveyed to the investment manager, the manager will immediately notify, in writing, the fund custodian and instruct the custodian to immediately execute any proxy cards received as a result of client securities holdings, as the custodian will be in most, if not all, cases the record owner, and to forward such executed cards to the investment manager for the final election and submission to the proxy tallying company. The record of the custodian notification will be kept in the client's contract file.

PROXY HANDLING PROCEDURES

All proxy statements and proxy cards received by the mailroom will immediately be forwarded to the proxy control designee who has been designated to receive such materials. This material will immediately be logged in and a record will be made of the proposals, in abbreviated form, contained in the proxy statement. The position of all clients as of the record date will immediately be ascertained as will the total amount of shares over which the manager has discretionary authority. The proxy statement, ballot and tally of shares to be voted will be forwarded to the portfolio manager/analyst who will be responsible for evaluating and voting on all proposals. Proxy material containing only non-contested, non-controversial proposals will immediately be voted as the portfolio manager/analyst sees fit, the material will be returned to the proxy control designee, who will check to ensure that the proxy card has been properly executed and then return the executed proxy card to the proxy tallying company. The proxy statement, a copy of the proxy ballet and any other material generated in connection with proxy voting will be maintained in a central file, and all such material will be retained for at least one year.

                                   APPENDIX F

                    Westfield Capital Management Company, LLC

                               PROXY VOTING POLICY

                              DRAFTED JUNE 11, 2003

                        POLICY STATEMENT AND INTRODUCTION

Westfield Capital Management Company, LLC ("WCM") will offer to vote proxies for all accounts. Many of Westfield Capital's ("WCM") investment management clients have delegated to WCM the authority to vote proxies for shares in the client accounts we manage. WCM believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. We also recognize that the voting of proxies with respect to securities held in managed accounts is an investment responsibility having economic value. WCM will vote proxies and maintain records of voting of shares for which WCM has proxy voting authority in accordance with its fiduciary obligations and applicable law.

This memorandum sets forth WCM's policies for voting proxies. It covers all accounts for which WCM has proxy voting authority which are primarily U.S. separately managed individual and institutional accounts. In addition, these accounts include mutual funds in which WCM serves as sub-adviser as well as limited partnerships managed by WCM.

                                 Proxy Committee

WCM HAS A PROXY COMMITTEE COMPOSED OF INDIVIDUALS FROM THE INVESTMENT COMMITTEE,
         OPERATIONS STAFF AND COMPLIANCE DEPARTMENT. THE BOARD OF DIRECTORS WILL APPOINT THE MEMBERS OF THE PROXY COMMITTEE. THE PROXY COMMITTEE IS RESPONSIBLE FOR SETTING GENERAL POLICY AS TO PROXIES. SPECIFICALLY, THE
         COMMITTEE:

      1. reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.

      2     considers special proxy issues as they may from time to time arise.

As of the date of these procedures, the following members of WCM will serve on the Proxy Committee:

William A. Muggia, Chief Investment Officer, Portfolio Manager Karen A. DiGravio, Chief Financial Officer, Compliance Officer Caryl D. Marchi, Assistant Vice President & Operations Manager Zureen Khaurddin, Operations Assistant, PROXY MANAGER
Arthur J. Bauernfeind, Chairman & Chief Executive Officer

                           PROXY VOTING ADMINISTRATION

WCM's Operations Manager and Proxy Manager, under supervision of the Proxy Committee, have the following duties:

      1. annually prepares the Proxy Guidelines with the Compliance Officer and distributes them to the Proxy Committee for review;

      2. coordinates the Proxy Committee's review of any new or unusual proxy issues;

      3. manages the process of referring issues to portfolio managers for voting instructions;

      4. oversees the work of any third party vendor hired to process proxy votes;

      5. coordinates responses to investment professionals' questions on proxy issues and proxy policies, including forwarding specialized proxy research from any third party vendor and forwards information to investment professionals prepared by other areas at WCM;

      6. maintains required records of proxy votes on behalf of the appropriate WCM client accounts including maintaining documents received or created that were material to the voting decision;

      7.    prepares and distributes reports required by WCM clients;

      8. maintains records of all communications received from clients requesting information on proxy voting and responses thereto;

      9. notifies clients on how they can obtain voting records and policies and procedures; and

      10.   ensures that all proxies are voted in a timely manner;

                             Proxy Voting Guidelines

         WCM maintains written voting guidelines ("Guidelines") setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case-by-case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

         WCM will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

      1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients' best interests, they may request the Proxy Manager not to follow the Guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with the Compliance Officer prior to implementing the request, and will maintain records of each item.

      2. For clients with plan assets subject to ERISA, under rules of the U.S. Department of Labor ("DOL") WCM may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of WCM's regular Guidelines. However, when in WCM's judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, WCM will not vote in accordance with those guidelines. For clients not subject to ERISA, WCM may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Committee and the Compliance Officer.

                             PROXY VOTING REFERRALS

         Under the Guidelines, certain proxy matters will be referred to the Investment Committee. Normally specific referral items will be referred to the portfolio manager or analyst using the attached Proxy Voting Recommendation Form (attached as Exhibit B). The Proxy Voting Recommendation Form contains (1) a field that will be used by the portfolio manager or analyst for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio manager may have had with any WCM employee outside WCM's Investment Committee or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

The portfolio manager or analyst who has been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form the form will be reviewed by the Proxy Manager to be sure it has been completed correctly. If not, the Proxy Manager will follow up with representatives of the Investment Committee and Proxy Voting Committee to be sure the form is completed correctly.

                              CONFLICTS OF INTEREST

         A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with WCM. For example, WCM could manage a defined benefit or defined contribution pension plan for the issuer. WCM's policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

      1. The Proxy Committee is composed of professionals from the Investment Committee. Furthermore, proxy administration is in the Operations and Compliance Department. Neither the Investment Committee, Operations Department or the Compliance Department report to WCM's marketing business.

      2. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

      3. The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of WCM business relationships maintained by the Compliance Department for potential material business relationship (i.e. conflicts of interest). If the issuer of the proxy is on the list of WCM business relationships, the WCM Proxy Manager will confer with the Proxy Committee prior to voting. In addition, for referrals involving WCM sub-advised mutual funds, the Proxy Manager will fill out attached Proxy Voting Disclosure Form (attached as Exhibit C).

4. WCM's Proxy Voting Guidelines may only be overridden with the written recommendation of the Board of Directors and Compliance Department concurrently.

                                  RECORDKEEPING

The Operations Manager, in conjunction with the Proxy Manager, will retain copies of the following books and records. Original Policies and Procedures will be kept with the Compliance Officer.

      1. a copy of Proxy Procedures and Guidelines as they may be in effect from time to time;

      2. a copy of each proxy statement received with respect to securities in client accounts;

      3.    records of each vote cast for each client;

      4. internal documents generated in connection with a proxy referral to the Investment Committee such as emails, memoranda etc.

      5. written reports to clients on proxy voting and of all client requests for information and WCM's response.

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, all proxy voting records will be maintained for five years. In the event a third party vendor is retained for proxy voting services, Westfield will (1) require such vendor to provide copies of all voting records promptly upon request; and (2) require such vendor to maintain the records noted in (2) and (3) above.

EXHIBIT A

                    WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC
                             PROXY VOTING GUIDELINES

                                       FOR

                          SEPARATELY MANAGED ACCOUNTS &
                         SUB-ADVISORY MUTUAL FUND ASSETS
                         INCLUDING LIMITED PARTNERSHIPS

The Proxy Voting Guidelines below summarize WCM's positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. These Guidelines have been established for the specific purpose of promoting the economic interests of our clients.

The following Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-US issuers.

I. BOARD-APPROVED PROPOSALS

Proxies will be voted FOR board-approved proposals, except as follows:

A. MATTERS RELATING TO THE BOARD OF DIRECTORS

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted FOR the election of the company's nominees for directors and FOR board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

      -     WCM will WITHHOLD VOTES for the entire board of directors if

                  - The board does not have a majority of independent directors; or

                  - The board does not have nominating, audit and compensation committees composed solely of independent directors.

For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE and NASDAQ rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independence standards, WCM may refer board proposed items which would normally be supported for CASE-BY-CASE review.

      - WCM will vote on a CASE-BY-CASE BASIS in contested elections of directors.

      - WCM will WITHHOLD VOTES for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

      - WCM will WITHHOLD VOTES for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

WCM is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. WCM may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

      - WCM will WITHHOLD VOTES for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhance shareholder value. WCM may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

      -- WCM will vote AGAINST proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

B. EXECUTIVE COMPENSATION

WCM will vote on a CASE-BY-CASE BASIS on board-approved proposals relating to executive compensation, except as follows:

      - WCM will vote AGAINST stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

      - WCM will vote AGAINST stock option plans that permit issuance of options with an exercise price below the stock's current market price.

      - Except where WCM is otherwise withholding votes for the entire board of directors, WCM will vote FOR employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

WCM may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, WCM will consider whether the proposal has been approved by an independent compensation committee of the board.

C. CAPITALIZATION

WCM will vote on a CASE-BY-CASE BASIS on board-approved proposals involving changes to a company's capitalization.

      - WCM will vote FOR proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

      - WCM will vote FOR proposals to effect stock splits (excluding reverse stock splits.)

      -     WCM will vote FOR proposals authorizing share repurchase programs.

D. ACQUISITIONS, MERGERS, REINCORPORATIONS, REORGANIZATIONS AND OTHER
TRANSACTIONS

WCM will vote on a CASE-BY-CASE BASIS on business transactions such as acquisitions, mergers, and reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, except as follows:

      - WCM will vote FOR mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

E. ANTI-TAKEOVER MEASURES

WCM will vote AGAINST board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

      - WCM will vote on a CASE-BY-CASE BASIS on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

      - WCM will vote on a CASE-BY-CASE BASIS on proposals to adopt fair price provisions.

F. OTHER BUSINESS MATTERS

WCM will vote FOR board-approved proposals approving routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

      - WCM will vote on a CASE-BY-CASE BASIS on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

      - WCM will vote AGAINST authorization to transact other unidentified, substantive business at the meeting.

II. SHAREHOLDER PROPOSALS

WCM will vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS on all shareholder proposals, except as follows:

      - WCM will vote FOR shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

      - WCM will vote FOR shareholder proposals to require shareholder approval of shareholder rights plans.

      - WCM will vote FOR shareholder proposals that are consistent with WCM's proxy voting guidelines for board-approved proposals.

III. VOTING SHARES OF NON U.S. ISSUERS

WCM recognizes that the laws governing non-U.S. issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, WCM believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, WCM will vote proxies of non US issuers IN ACCORDANCE WITH THE FOREGOING GUIDELINES WHERE APPLICABLE, except as follows:

      - WCM will vote FOR shareholder proposals calling for a majority of the directors to be independent of management.

      - WCM will vote FOR shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

      - WCM will vote FOR shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

      - WCM will vote on CASE-BY-CASE BASIS on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or
            (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Many non-U.S. jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

      (1) Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

      (2) Share re-registration. Shares must be re-registered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

      (3) Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases WCM is not authorized to deliver this information or sign the relevant documents.

WCM's policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share-blocking jurisdiction, it will normally not be in a client's interest to freeze shares simply to participate in a non-contested routine meeting. More specifically, WCM will normally not vote shares in non-U.S. jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

IV. MUTUAL FUND PROXIES

                  A. ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

      - attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

      - ignore a shareholder proposal that is approved by a majority of shares outstanding;

      - ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

      - are interested directors and sit on the audit or nominating committee; or are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

                  B. CONVERTING CLOSED-END FUND TO OPEN-END FUND

WCM will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

                  C. PROXY CONTESTS

WCM will vote proxy contests on a CASE-BY-CASE basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the issues past shareholder activism, board activity, and votes on related proposals.

                  D. INVESTMENT ADVISORY AGREEMENTS

WCM will vote the investment advisory agreements on a CASE-BY-CASE basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

                  E. APPROVING NEW CLASSES OR SERIES OF SHARES

WCM will vote FOR the establishment of new classes or series of shares.

                  F. PREFERRED STOCK PROPOSALS

WCM will vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

                  G. 1940 ACT POLICIES

WCM will vote these proposals on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

                  H. CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL
                        RESTRICTION

WCM will vote these proposals on a CASE-BY-CASE basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

      EXHIBIT B

      Proxy Vote Referral Request:

      Company ______________________________________

      Vote Due_______________________________________

                       PROXY VOTING REFERRAL REQUEST FORM

      From: Proxy Manager

      Please describe any contacts with any person you may have had, apart from the Investment Committee, WCM's Proxy Administration staff, or proxy soliciting firms regarding the proxy on the above referenced company.

      Meeting Date:

      Vote Recommendation Due Date:

      Company Name:

      Please indicate FOR, AGAINST or ABSTAIN for each agenda item referenced below.

Please provide vote rationale when you believe additional information is necessary to explain your vote. Examples: "Stock option plan will create excessive dilution," "Shareholder proposal would be disruptive"

      Referral items:

      1. Rationale:

EXHIBIT C

                    WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC

                              PROXY VOTING CONFLICT

                           OF INTEREST DISCLOSURE FORM

1.    Company name:______________________________________________

2.    Date of Meeting: __________________________________________

3.    Referral Item(s): _________________________________________

4. Description of WCM's Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:____________________________________________________________
      _____________________________________________________________________

5.    Describe procedures used to address any conflict of interest:

            Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, the Adviser will:

            1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

            2. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Adviser's conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

            3. Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, the Adviser will abstain from voting the securities held by that client's account.

            The Advisor will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified by the Adviser will be addressed as described above in this section

6. Describe any contacts from parties outside WCM (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation:

CERTIFICATION

The undersigned employee of WCM certifies that, to the best of her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

________________________
Name: Zureen Kharuddin
Title: Proxy Manager

                                   APPENDIX G

                                                                       July 2003

                               PROXY VOTING MANUAL

                                Alliance Capital

                  Bernstein Investment Research and Management
                     (A unit of Alliance Capital Management)

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                        ALLIANCE CAPITAL MANAGEMENT L.P.

                               PROXY VOTING MANUAL

                                TABLE OF CONTENTS

Subject

I.    Introduction

II.   Proxy Voting Committees

            A.    Alliance Committee

            B.    Bernstein Committee

III.  Conflicts of Interests

            A.    Introduction

            B.    Adherence to Stated Proxy Voting Policies

            C.    Disclosure of Conflicts

            D.    Confidential Voting

            E.    List of Publicly Traded Clients

            F.    Review of Proposed Votes

IV.   Research Services

V.    Client Reporting

VI.   Rule 204-2 Recordkeeping

            A.    Proxy Voting Policies and Procedures

            B.    Proxy Statements Received Regarding Client Securities

            C.    Records of Votes Cast on Behalf of Clients

            D.    Records of Client Requests for Proxy Voting Information

            E.    Documents Prepared by the Adviser Material to
                  Voting Decisions

VII.  Proxy Voting Procedures

            A.    Vote Administration

            B.    Share Blocking

EXHIBIT A - PROXY VOTING GUIDELINES

I.    Management Proposals

            A.    Business/Financial Issues

            B.    Anti-takeover Issues

II.   Shareholder Proposals

            A.    Corporate Governance Issues

      B. Social Responsibility, Environmental and Political Issues

                  1.    Introduction

                  2.    Social Issues

                  3.    Environmental Issues

                  4.    Political Issues

III.  Proxy Voting Guidelines Summary

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                        ALLIANCE CAPITAL MANAGEMENT L.P.

                               PROXY VOTING MANUAL

I.    INTRODUCTION

As an investment adviser that exercises proxy voting authority over client securities, Alliance Capital has a fiduciary duty to vote proxies in a timely manner and make voting decisions that are in our clients' best interests. To meet this obligation, we have adopted a Statement of Policies and Procedures for Voting Proxies on Behalf of Discretionary Client Accounts (the "Statement of Policies and Procedures"), which is a concise statement of our policies and procedures with respect to proxy voting.

This manual is consistent with that Statement of Policies and Procedures. It is applicable to Alliance Capital Management L.P., including its Bernstein Investment Research and Management unit, and Alliance Capital's investment management subsidiaries (collectively "Alliance Capital" "we" or "us"). It is applicable to voting the proxies of both U.S. and non-U.S. issuers. This manual is intended for use by those involved in the proxy voting decision making process and those responsible for the administration of proxy voting ("Proxy Voting Administrators") in order to ensure that the Statement of Policies and Procedure is implemented consistently. Attached as Exhibit A are Proxy Voting Guidelines designed to assist these individuals. These guidelines are intended to be responsive to the wide range of subjects that may have a significant effect on the value of the securities held in our clients' accounts.

This manual shall be used by both of Alliance Capital's two investment groups - the growth group and the value group (the growth group is hereinafter referred to as "Alliance", the value group as "Bernstein"). Each group has established its own proxy voting committee. While the policies contained in the Statement of Policies and Procedures are consistent across both investment groups, the administration of proxy voting for the two groups remains separate. Different investment philosophies may result in different conclusions being drawn regarding certain proposals and in turn may result in the two groups voting differently on the same proposal. Nevertheless, both Alliance and Bernstein always vote proxies with the goal of increasing the value of the securities in their client portfolios.

II.   PROXY VOTING COMMITTEES

      A. ALLIANCE COMMITTEE

      The Alliance Proxy Voting Committee (the "Alliance Committee") consists of senior investment professionals and a member of the Corporate Legal Department. It is the responsibility of the Alliance Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines and to consider changes in policy. In addition, the Alliance Committee meets as necessary to address special situations. The Alliance Committee may consult the portfolio managers in whose managed accounts the stock is held, research analysts, clients, corporate managements, interest groups, and consultants in researching proxy issues.

      B. BERNSTEIN COMMITTEE

      The Bernstein Proxy Voting Committee (the "Bernstein Committee") consists of senior Bernstein investment professionals and a member of the Corporate Legal Department. It is the responsibility of the Bernstein Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy and to determine how Bernstein should vote on proxy issues. The Bernstein Committee may consult with Bernstein

      Investment Policy Group members, research analysts, clients, corporate managements, interest groups,

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      and consultants in researching proxy issues.

III.  CONFLICTS OF INTERESTS

      A. INTRODUCTION

      As a fiduciary we owe our clients an undivided duty of loyalty. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us and insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Ethics and Statement of Policy and Procedures Regarding Personal Securities Transactions, as well as a Policy Statement on Ethics to meet these obligations. As part of this duty and as expressed throughout the Code and Statement on Ethics, Alliance Capital places the interests of our clients first and attempts to avoid any actual or potential conflicts of interests.

      Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have any other material business or personal relationship that may affect how we vote on the issuer's proxy. In order to avoid any perceived conflict of interests, the following procedures have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients' best interest and not the product of conflict.

      B. ADHERENCE TO STATED PROXY VOTING POLICIES

      Generally, all votes are cast in accordance with this policy. In situations where our policy on a particular issue is case-by-case, a member of the appropriate proxy committee or his/her designee will make the voting decision in accordance with the basic principal of our policy to vote proxies with the intention of increasing the value of the securities in our client accounts. All votes cast contrary to our stated voting policy on specific issues must be documented by the proxy committees and, on an annual basis, the Corporate Legal Department (for Alliance) and the Client Reporting Department (for Bernstein) will request a report from our proxy voting agent, Institutional Shareholder Services ("ISS"), of all such votes. The report will be delivered to the appropriate proxy committee.

      C. DISCLOSURE OF CONFLICTS

      When considering a proxy proposal, members of the Proxy Committees or investment professionals involved in the decision-making process must disclose any potential conflict that they are aware of to the chairman of the appropriate proxy committee. In such situations, recommendations from investment professionals must be made in writing to the proxy committee and must disclose that recommendation is, in their opinion, in the best interest of shareholders. The recommendation must include a description of any contact the investment professional has had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. In the event that there was contact between the investment professional and an interested outside party and a potential conflict of interest exists, the investment professional's recommendation must include a confirmation that the recommendation is made solely on the merits and without regard to any other consideration.

      D. CONFIDENTIAL VOTING

      It is Alliance Capital's policy to support confidential voting. Accordingly, our votes are confidential and should not be disclosed to any outside party except to clients for whom we vote. Pursuant to this policy, Proxy Voting Administrators are prohibited from revealing how we intend to vote or how we have voted on any proposal except to (i) members of the proxy committees; (ii)

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      portfolio managers that hold the security in their managed accounts; and
      (iii) the research analyst(s) that covers the security. Members of the proxy committees, portfolio managers and research analysts are prohibited from disclosing our intended vote or how we have voted to anyone. However, upon a request from a client, the proxy committee or the Proxy Voting Administrators may disclose our vote to a client (or the client's portfolio or administrative contact within the firm) that holds the security in their account. That said, subject to the approval of the appropriate proxy committee, we may from time to time participate in surveys conducted by shareholder groups or consultants.

      On occasion, clients for whom we do not have proxy voting authority may ask us for advice on proxy votes that they cast. A member of the proxy committee may offer such advice subject to an understanding with the client that the advice shall remain confidential.

      Any contact regarding proxy issues from the issuer, the issuer's agent, or a shareholder group sponsoring a proposal must be directed to the chairman of the appropriate proxy committee.

      E. LIST OF PUBLICLY TRADED CLIENTS

      A list of clients that are also public companies is prepared by the Institutional Marketing Department and retained in the Corporate Legal Department. Depending on the facts and circumstances of the situation, the Compliance Officer may exclude individuals from the decision making process, establish a "special committee" to make the voting decision or, in some situations, vote in accordance with the recommendation of a third party research service.

      F. REVIEW OF PROPOSED VOTES

      Finally, when we encounter a potential conflict we review our proposed vote using the following analysis. This is done to ensure that our voting decision is consistent with our clients' best interests.

            1. The Corporate Legal Department will make the initial determination about whether a material conflict of interest exists based on the facts and circumstances of each particular situation. If no material conflict of interest exists, no further review is necessary.

            2. If our proposed vote is consistent with our stated proxy voting policy, no further review is necessary.

            3. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary.

            4. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary.

            5. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of

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                  an independent source, the proposal is reviewed by the
                  appropriate proxy committee for final determination.

IV.   RESEARCH SERVICES

      Alliance Capital subscribes to the corporate governance and proxy research services of ISS. All of our investment professionals have access to these resources via the Alliance Capital intranet.

V.    CLIENT REPORTING

      Many Alliance Capital clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to:

                  Mark R. Manley
                  Senior Vice President & Assistant General Counsel Alliance Capital Management L.P.
                  1345 Avenue of the Americas
                  New York, NY 10105

VI.   RULE 204-2 RECORDKEEPING

      Pursuant to Rule 204-2, all of the records referenced below will be kept in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Alliance Capital.

      A. PROXY VOTING POLICIES AND PROCEDURES

      The Statement of POLICIES and Procedures shall be maintained in the Corporate Legal Department. Each location where proxy voting administration takes place shall retain a copy of the Statement of Policies and Procedures and this manual.

      B. PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES

      For U.S. Securities(1), Alliance Capital relies on the Securities and Exchange Commission's EDGAR system to maintain copies of each proxy statement we receive regarding client securities. For Non-U.S., Securities, we shall rely on ISS, our proxy voting agent, to retain such proxy statements.

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      C. RECORDS OF VOTES CAST ON BEHALF OF CLIENTS

      Records of votes cast by Alliance Capital are retained electronically by our proxy voting agent, ISS.

      D. RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION

      Copies of written requests from clients for information on how Alliance Capital voted their proxies shall be retained in the Corporate Legal Department. Responses to written and oral requests for information on how we voted their proxies will be kept in the Corporate Legal Department (for Alliance clients) and the Client Reporting Department (for Bernstein clients).

1 U.S. securities are defined as securities of issuers required to make reports pursuant to Section 12 of the Securities Exchange Act of 1934. Non-U.S. securities are defined as all other securities.

      E. DOCUMENTS PREPARED BY THE ADVISER MATERIAL TO VOTING DECISIONS

      The proxy voting committees are responsible for maintaining documents prepared by the committee or any other Alliance Capital employee that were material to the decision on how to vote.

VII.  PROXY VOTING PROCEDURES

      A.    VOTE ADMINISTRATION

      In an effort to increase the efficiency of voting proxies, Alliance Capital uses ISS to act as its voting agent for its clients' US and non-US holdings.

      Issuers initially send proxy information to the custodians of our client accounts. Alliance Capital instructs these custodian banks to direct proxy related materials to ISS's offices. ISS provides Alliance Capital with a proposed vote for each resolution. A Proxy Voting Administrator reviews the ballots via ISS's web platform, ProxyMaster. Using ProxyMaster, the Proxy Voting Administrator indicates our acceptance of the proposed vote, or changes the vote in accordance with our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation.

      If necessary, any paper ballots we receive will be voted via mail or fax.

      B.    SHARE BLOCKING

      Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. We may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

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EXHIBIT A

PROXY VOTING GUIDELINES

Set forth below are Alliance Capital's proxy voting guidelines pertaining to specific issues. Proposals are generally voted in accordance with these guidelines, however, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation. In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders will be evaluated on a case-by-case basis, keeping in mind the objective of these guidelines which is to increase the value of the securities in our clients' accounts.

These guidelines are divided into two sections: Management and Shareholder proposals. These guidelines are intended to provide an indication on how Alliance Capital will respond to certain proxy voting issues. Where this policy indicates we will vote in favor of a management proposal on a given issue, we would in turn vote against a corresponding shareholder proposal (e.g. we will vote for management proposals to eliminate cumulative voting and vote against shareholder proposals to adopt it).

I.    MANAGEMENT PROPOSALS

      A.    BUSINESS / FINANCIAL ISSUES

        1.  Election of Directors                                   For

      Unless there is a proxy contest for seats on the Board or if Alliance
            Capital determines that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management-proposed slate of directors.

      Alliance Capital believes that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and directors who fail to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

      Voting for Director Nominees in a Contested Election          Case-by-Case

     Votes in a contested election of directors are evaluated on a case-by-case basis considering, among other things, the following factors: the target company's long-term financial performance relative to its industry; management's track record with respect to safeguarding the interests of shareholders; the background of the proxy contest including the steps the dissidents took to influence management prior to initiating the proxy contest; the qualifications of director nominees of both the incumbent and dissident slates; and an evaluation of the objectives and goals made in the competing offers as well as the likelihood that the proposed objectives and goals can be met.

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        2.    Appointment of Auditors                               For

      Alliance Capital believes that the company is in the best position to choose the accounting firm and will generally support management's recommendation. While the Sarbanes-Oxley Act of 2002 has proscribed certain non-audit services by auditors, there are still many non-audit services that auditing firms are permitted to provide to a company. We recognize that there may be inherent conflicts when a company's independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor we will consider the amount of non-audit related services performed versus the total audit fees paid by the company to the auditing firm and if there are any other reasons to question the independence of the firm's auditors.

        3.    Increase Authorized Common Stock                      Case-by-Case

      Alliance Capital will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for employee savings plans, stock option or executive compensation plans. A satisfactory explanation for a company's plans for the stock must be disclosed in the proxy statement. We will oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding.

        4.    Changes in Board Structure and

              Amending the Articles of Incorporation                For

      Companies may propose various provisions with respect to the structure of the Board of Directors including changing the manner in which Board vacancies are filled, directors are nominated or the number of directors. Such proposals may require amending the charter or by-laws or otherwise require shareholder approval. In most instances, these proposals are not controversial nor an anti-takeover device. Therefore, Alliance Capital generally votes in favor of such proposals.

      Other changes in a company's charter, articles of incorporation or by-laws are usually technical or administrative in nature. Absent a compelling reason to the contrary, we will support such proposals.

        5.    Corporate Restructurings,

              Merger Proposals and Spin-offs                        Case-by-Case

      Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. For Alliance accounts, the views of the research analyst who covers the particular company and/or the portfolio managers of the client accounts with holdings in the company are weighed heavily. For Bernstein, the Bernstein Proxy Voting Committee, in consultation appropriate Investment Policy Group and the research analyst, will determine how the proxy should be voted.

        6.    Considering Non-Financial Effects of a Merger Proposal Against

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      We will oppose proposals that require the Board to consider the impact a merger would have on groups other than a company's shareholders, such as employees, consumers, business partners, and the communities in which the company is located. We expect that a company's Board will act only in the best interest of its shareholders at all times.

        7.    Director Liability and Indemnification                Case-by-Case

      Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and negligence.

      Moreover, increased litigation against directors and an accompanying rise in the cost for directors liability insurance has prompted a number of states to adopt laws that reduce a director's liability for a breach of the fiduciary duty of care. These state laws usually require shareholder approval of this statutory protection.

      Generally, Alliance Capital will support indemnification provisions that are in accordance with state law. Alliance Capital will vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We will vote in favor of proposals that expand coverage for directors and officers in the event their legal defense is unsuccessful but where the director was found to have acted in good faith and in the best interests of the company. We will oppose indemnification for gross negligence.

        8.    Stock Option Plans                                    Case-by-Case

      Stock option plans are designed to attract, hold and motivate good executives, employees and, increasingly, outside directors. However, some plans are excessively generous and reward only a small percentage of top executives.

      Stock option plans are the single most common, and perhaps the most complex, item shareholders are called upon to decide. Additionally, they are a major corporate expense and therefore warrant careful study. Because each plan may be different, it is necessary to look at the terms and conditions of each proposed plan to ensure that the plan properly aligns the long term interests of management and shareholders.

      Alliance Capital will review the proposed plans to ensure that shareholder equity will not be excessively diluted, the exercise price is not below market price on the date of grant, an acceptable number of employees are eligible to participate and an excessive percentage of the company's shares are not granted but unexercised and/or reserved under other plans (commonly referred to as "overhang").

      Careful consideration is given to proposals that seek approval of plans where the dilution level of the proposed plan, together with all other continuing plans, exceeds 10 to 20%. In addition, we will scrutinize closely plans that allow for granting in excess of 2% of the shares outstanding in a given year (commonly referred to as the "run rate") and will look favorably on plans that specifically restrict annual grants to below this level. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. We also consider other factors such as the company's performance and industry practice.

      Alliance Capital will utilize outside proxy advisory services to assist in compiling the data

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            relevant to our decision.

        9.    Stock Splits                                          Case-by-Case

      Companies often seek shareholder approval for a stock split in order to increase the liquidity of its common stock. This in turn lowers the price thereby making the stock more attractive to small investors. Alliance Capital will generally vote in favor of a proposal to split a company's stock.

      B.      ANTI-TAKEOVER ISSUES

        1.    Blank Check Preferred Stock                           Against

      A Blank Check Preferred Stock proposal is one that authorizes the issuance of certain preferred stock at some future point in time and allows the Board to establish voting, dividend, conversion, and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a poison pill defense, or some other entrenchment device. Our concern is that once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we will generally oppose this type of proposal.

        2.    Classified Boards                                     Against

      A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the Board can be elected or replaced each year. Since this type of proposal has fundamental anti-takeover implications, Alliance Capital opposes the adoption of classified boards unless there is a justifiable financial reason or where an adequate sunset provision exist. However, where a classified board already exists, we will not withhold votes for directors who sit on such boards. We will withhold votes for directors that fail to implement shareholder approved proposals to declassify boards.

        3.    Fair Price Provisions                                 Case-by-case

      A Fair Price Provision in the company's charter or by-laws is designed to ensure that each shareholder's securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the Board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

      Fair pricing provisions attempt to prevent the "two-tiered front loaded offer" where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two-tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

      Alliance Capital will consider fair price provisions on a case-by-case basis. We will vote against any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any fair price provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e. shares beneficially owned by individuals other than the acquiring party).

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        4.    Limiting a Shareholder's Right to                     Against

              Call Special Meetings

      Companies contend that limitations upon the shareholders' right to call special meetings are needed to prevent minority shareholders from taking control of the company's agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues such as the potential sale of the company. Because most state's prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

        5.    Limiting a Shareholder's Right to                     Against

              Act by Written Consent

      Actionby written consent enables a large shareholder or group of shareholders of a company to initiate votes on corporate matters prior to the annual meeting. Alliance Capital believes this is a fundamental shareholder right and therefore will oppose proposals that seek to eliminate or limit this right. Conversely, we will support shareholder proposals seeking to restore these rights.

        6.    Supermajority Vote Requirements                       Against

      A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

      In most instances, Alliance Capital will oppose these proposals and will support shareholder proposals that seek to reinstate the simple majority vote requirement.

        7.    Reincorporation                                       Case-by-Case

      Alliance Capital performs a case-by-case review of proposals that seek shareholder approval to reincorporate in a different state or country taking into consideration management's stated reasons for the proposed move.

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. For example, corporations may choose to reincorporate to another state after a restructuring or a merger or they may seek the flexibility certain states offer when organizing and operating a corporation's internal governance. Delaware is the state most often selected. However, in many cases a reincorporation proposal is an attempt by the corporation to take advantage of a particular state's anti-takeover statute.

      Careful scrutiny will also be given to proposals that seek approval to reincorporate outside the United States to countries, such as Bermuda, that serve as tax havens. Alliance Capital recognizes that such provisions can help facilitate the growth of a company's non-US business and can potentially benefit shareholders when a company lowers its tax liability. When evaluating such proposals, Alliance Capital considers factors such as the location of

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            the company's business, the statutory protections available in the country to enforce shareholder rights and the tax consequences to shareholders as a result of the reincorporation.

        8.    Issuance of Stock with Unequal Voting Rights          Against

      Proposals seeking shareholder approval for the issuance of stock with unequal voting rights generally are used as an anti-takeover devices. These proposals are frequently structured as a dual class capitalization plan that establishes two classes of stock. To encourage shareholders to approve plans designed to concentrate voting power in the hands of insiders, some plans give higher dividends to shareholders willing to exchange shares with superior voting rights for shares with inferior voting rights.

      Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective deterrent to takeover attempts. Alliance Capital deems such plans unacceptable and in most instances will vote against these proposals.

        9.    Elimination of Preemptive Rights                      Case-by-Case

      Preemptive rights allow the shareholders of the company to buy newly issued shares before they are offered to the public in order to maintain their percentage ownership. Alliance Capital believes preemptive rights are an important shareholder right and therefore careful scrutiny must be given to management's attempts to eliminate them. However, since preemptive rights can be prohibitively costly to widely held companies, the benefit of such rights will be weighed against the economic effect of maintaining the right.

        10.   Other Business                                        Against

      Proposals such as this allow management to act on issues that shareholders may raise at the annual meeting. Since it is impossible to know what issues may be raised, Alliance Capital will vote against such proposals.

II.   SHAREHOLDER PROPOSALS

      A.      CORPORATE GOVERNANCE ISSUES

        1.    Submit Company's Shareholder Rights

              Plan to Shareholder Vote                              For

  Most shareholder rights plans (also known as "poison pills") permit the shareholders of a target company involved in a hostile takeover to acquire shares of that company, the acquiring company, or both, at a substantial discount once a "triggering event" occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the company's stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impend takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company.

      Alliance Capital will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. Alliance Capital will evaluate on a case-by-case basis proposals to completely redeem or eliminate a rights plan.

        2.    Implement Confidential Voting                         For

      Proponents of confidential voting argue that proxy voting should be conducted under the same rules of confidentiality as voting in political and other elections -- by secret ballot, with an independent party verifying the results. Supporters of these proposals argue that open balloting allows management to re-solicit shareholders and to urge--or sometimes coerce--them into changing their votes. Opponents argue that confidential voting makes it more difficult for a company to garner the necessary votes to conduct business (especially where a supermajority vote is required) because proxy solicitors cannot determine how individual shareholders voted.

      Alliance Capital supports confidential voting because we believe that voting on shareholder matters should be free of any potential for coercion or undue influence from the company or other interested parties.

        3.    Adopt Cumulative Voting                               Against

      Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being voted upon. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, A holder of 10 shares normally casts 10 votes for each 12 nominees to the Board thus giving him 120 (10 x
            12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

      Alliance Capital believes that cumulative voting provides a disproportionate voice to minority shareholders in the affairs of a company. Therefore we will generally vote against such proposals, and for management proposals to eliminate it.

        4.    Anti-Greenmail Proposal                               For

      Greenmail, commonly referred to as "legal corporate blackmail", are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company's stock. The company acquires the raider's stock at a premium in exchange for an agreement that the raider will not attempt to acquire control for a certain number of years. This practice discriminates against all other shareholders as only the hostile party receives payment which is usually at a substantial premium over the market value of its shares. These proposals seek to prevent greenmail by adopting amendments to the company's charter or by-laws that limit the board's ability to acquire blocks of the company's stock at above- market prices.

      Alliance Capital will vote in favor of an anti-greenmail proposal provided the proposal has no other management initiated anti-takeover features.

        5.    Opt Out of State Anti-takeover Law                    Case-by-Case

      Many states have enacted anti-takeover laws requiring an acquirer to obtain a supermajority of a company's stock in order to exercise control. For example, under Delaware law, absent board approval, a bidder must acquire at least 85% of a company's stock before the bidder can exercise control. Such laws represent a formidable takeover defense for companies because by simply placing 15% of the stock in "friendly" hands, a company can block an otherwise successful takeover attempt that may be in the best interests of the shareholders. These statutes often allow companies to opt-out of this law with the approval of a majority of the outstanding shares.

  Shareholders proposing opt-out resolutions argue that these anti-takeover laws grant the Board too much power to determine a matter that should be left to the shareholders. Critics of such proposals argue that opt-out provisions do not prevent takeovers, but rather provide the Board with an opportunity to negotiate a better deal for all shareholders. Since each state's anti-takeover laws are different, and must be considered in the totality of all of a company's takeover defenses, Alliance Capital reviews these proposals on a case-by-case basis.

        6.    Equal Access to the Proxy                             For

      These proposals ask companies to give shareholders equal access to the proxy materials in order to state their views on various proxy issues.

      Proponents argue that, as owners, shareholders should have access to the proxy materials. While SEC rules provide for the inclusion of shareholder resolutions in the proxy materials, there are a number of handicaps, such as the 500-word limit on a proponent's written argument and limits on the subjects that can be addressed. By contrast, management ability to comment on shareholder proposals is unlimited.

      Management often argues that shareholders already have significant access to the proxy as provided by law (i.e., the right to have shareholder proposals included in the proxy statement and the right to suggest director candidates to the nominating committee). Furthermore, it would be unworkable to open the proxy process, management argues, because of the large number of shareholders that might wish to comment and it would be impossible to screen out "nuisance" proposals.

      Alliance Capital supports resolutions calling for enhancement of shareholders' ability to access proxy materials to ensure that proxy statements are written in a manner that allow for reasonable consideration by shareholders. However, we believe access should still be limited to discourage proposals put forward by shareholders who may have their own agenda or who otherwise do not have the best interests of all shareholders in mind.

        7.    Submit Golden Parachutes/Severance Plans to a Shareholder Vote For

      Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. Alliance Capital recognizes that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders thereby serving as a constructive anti-takeover mechanism. Accordingly, we will support proposals to submit severance plans that exceed 2.99 times the sum of an executive officer's base salary plus bonus and that are triggered by a change in control to a shareholder vote but will review proposals to ratify or redeem such plans on a case-by-case basis.

        8.    Submit Golden Parachutes/Severance Plans to a Shareholder

              Vote Prior to being Negotiated by Management          Against

      Alliance Capital believes that in order to attract qualified employees companies must be free to negotiate compensation packages without shareholder interference. Shareholders must then be given an opportunity to analyze a compensation plan's final, material terms in order to ensure it is within acceptable limits. Accordingly, we will oppose proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management.

        9.    Disclose and/or Limit Executive and Director Pay      Case-by-Case

  Alliance Capital believes that management, within reason, should be given latitude in determining the mix and types of awards it offers. Generally, Alliance Capital votes for shareholder proposals seeking additional disclosure of executive and director compensation. This includes proposals that seek to specify the measurement of performance based compensation. We will vote on a case-by-case basis shareholder proposals seeking to limit executive and director pay.

        10.   Performance Based Stock Option Plans                  Case-by-Case

      Shareholder proposals such as these require a company to adopt a policy that all or a portion of future stock options granted to executives be performance based. Performance based options usually take the form of indexed options (where the option sale price is linked to the company's stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company's stock price exceeds a specific target). Proponents argue that performance based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. While Alliance Capital believes that management, within reason, should be given latitude in determining the mix and types of awards it offers, we recognize the benefit of linking executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options be performance based, we will generally support proposals that require a portion of options granted to senior executives be performance based. However, since performance based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company's performance, we will consider such proposals on a case-by-case basis.

        11.   Submit Option Repricing to a Shareholder Vote         For

      Repricing underwater options reduces the incentive value of stock compensation plans and dilutes shareholder value. Consequently, Alliance Capital supports shareholder proposals to seek to require a company to submit option repricing to a shareholder vote.

        12.   Expensing Stock Options                               For

      Alliance Capital recognizes that stock options have become a significant part of the compensation structure of many companies. Critics argue that since there is no uniform method of accounting for options, expensing them may distort a company's income statement in comparison to its competitors that do not expense them. However, we believe that not expensing options may lead to a similar distortion as we view options as a large company expense. Accordingly, we will support shareholder proposals requiring companies to expense stock options.

        13.   Exclude Pension Income from

              Performance Based Compensation                        For

      Alliance Capital is aware that companies may seek to artificially inflate earnings based on questionable assumptions about pension income. Even though these practices are acceptable under the relevant accounting rules, we believe that pension income is not an acceptable way to increase executive pay and that management's discretion in estimating pension income is a potential conflict of interest. Accordingly, we will support such proposals.

        14.   Majority of Independent(2) Directors                  For

      The Board of Directors has a duty to act in the best interest of shareholders at all times. Alliance Capital believes that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, Alliance will support proposals seeking a majority of independent directors on the board. While we are aware of the listing requirements proposed by the NYSE and NASDAQ (which would require companies to have a majority of independent directors on their board), Alliance Capital will support such proposals regardless of where the company is listed.

        15.   Majority of Independent Directors on Key Committees   For

      In order to ensure that those who evaluate management's performance, recruit directors and set management's compensation are free from conflicts of interests, Alliance Capital believes that the audit(3), nominating and compensation committees should be composed of a majority of independent outside directors. While we are aware of the listing requirements proposed by the NYSE and NASDAQ (that would require fully independent nominating and compensation committees), Alliance Capital will support such proposals regardless of where the company is listed. However, in order to allow companies an opportunity to select qualified candidates for these important board positions, at this time we will not withhold votes for inside directors that sit on these committees.

        16.   Separate Chairman and CEO                             For

      We believe that a combined chairman and CEO position raises doubt as to the objectivity of the board towards evaluating the performance of senior executives. Therefore, we will generally vote in favor of proposals to separate the two positions. However, companies may have governance structures in place that can satisfactorily counterbalance a combined position.

(2) For purposes of this manual, an independent director is one that meets the requirements of independence pursuant to the listing standards of the exchange on which the common stock is listed. For stocks listed on the NYSE and NASDAQ, a director must qualify as independent under the pending listing standards.

(3) Pursuant to SEC rules, adopted as directed by the Sarbanes-Oxley Act of 2002, by the earlier of i.) their first annual shareholder meeting after January 15, 2004 or ii.) October 31, 2004 US listed issuers must have a fully independent audit committee.

      Furthermore, for companies with smaller market capitalizations separate positions may not be practical.

        17.   Separating Auditors and Consultants                   Case-by-Case

      We believe that a company serves its shareholders' interest by avoiding potential conflicts of interest that might interfere with an auditor's independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company's independent auditors and requiring additional disclosure of others services. Alliance Capital will evaluate on a case-by-case basis proposals that go beyond the SEC rules by prohibiting auditors from performing other non-audit services or calling for the Board to adopt a policy to ensure auditor independence. We will take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor.

        18.   Limit Term of Directorship                            Against

      Such proposals limit the term a director may serve on a Board to a set number of years. Proponents believe that this will enable new ideas to be introduced to the company. Opponents argue that director turnover increases the instability of the Board. Alliance Capital believes that a director's qualifications, not length of service, should be the only factor considered.

        19.   Stock Ownership Requirement                           Against

      These proposals require directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the Board. Alliance Capital does not believe stock ownership is necessary to align the interests of directors and shareholders. Accordingly, we will oppose these proposals.

        20.   Pay Directors Only in Stock                           Against

      Alliance Capital does not believe that share ownership is the only way for a director to align his or her interests with those of the shareholders. Further, we believe that management should be given latitude in determining the mix and types of compensation it offers its directors. Accordingly, we will oppose these proposals.

        21.   Require Two Candidates for Each Board Seat            Against

      Alliance Capital believes that proposals such as these are detrimental to a company's ability to attract highly qualified candidates. Accordingly, we will oppose these proposals.

        22.   Rotation of Locale for Annual Meeting                 Against

      Proponents contend that the site of the annual meeting should be moved each year to a different locale in order to allow as many shareholders as possible to attend the annual meeting. Alliance Capital believes the location of a company's annual meeting is best left to the discretion of management, unless there is evidence that the location of previous meetings was specifically chosen with the intention of making it more difficult for shareholders to participate in the meeting.

      B.    SOCIAL RESPONSIBILITY, ENVIRONMENTAL AND POLITICAL ISSUES

        1.    Introduction

      These types of shareholder proposals often raise controversial issues and may have both a financial and non-financial impact on the company. Accordingly, Alliance Capital will assess these proposals on a case-by-case basis.

      We recognize that the effect of certain polices on a company may be difficult to quantify, but nevertheless they do affect the company's long term performance. Long term value creation is our overriding concern in these matters. We therefore consider the impact of these proposals on the future earnings of the company. Alliance Capital will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value. Set forth below are recent examples of issues that we may be required to address.

        2.    SOCIAL ISSUES

              a.    Tobacco

      There is perhaps no issue more controversial than tobacco, due to the increased negative media attention and heightened concern not only of doctors and smokers, but of nonsmokers, politicians, public health and child welfare advocates. With this backdrop, tobacco companies and even non-tobacco companies with ties to the industry have seen a marked increase in proposals seeking greater responsibility and social consciousness from management.

      Proposals relating to tobacco issues range from issuing warnings on the risks of environmental tobacco smoke and risks of smoking-related diseases, to linking executive compensation with reductions in teen smoking.

              b.    Report on Workplace Diversity and/or Employment Policies

      Equal employment refers to the hiring and promotion of women, minorities and the handicapped in the work force. Resolutions generally ask companies to report progress in complying with affirmative action laws. Proponents of equal employment opportunity resolutions support additional reporting in order to sensitize companies to the issue and provide a measurement of performance in this area. We will give careful consideration to whatever policies are already in place at the company.

              c.    Sweatshops

      These proposals ask companies to issue reports on their corporate standards for doing business abroad and to adopt mechanisms for ensuring vendor compliance with these standards. The standards include policies to ensure that workers are paid sustainable living wages, and to ensure that children are not used as forced labor. We will give careful consideration to whatever policies are already in place at the company.

              d.    Animal Testing

      These proposals ask companies to reduce reliance on animal tests for consumer product safety. Proponents of the resolutions argue that animals are needlessly being subjected to painful tests, and that companies should be required to disclose information on the numbers of animals tested, the types of animals used and the types of tests performed. Opponents, on the other hand, argue that the disclosure requirements of the U.S. Department of Agriculture are sufficient and that some testing is still necessary to avoid product liability suits.

              e.    Genetically Altered or Engineered Food

      These proposals seek to require companies to label genetically modified organisms in a company's products or in some cases completely eliminate their use. Proponents argue that such measures should be required due to the possible health and safety issues surrounding the use of such products. Opponents point out that the use of such products help improve crop productivity, there is no evidence that such products pose a safety hazard and that implementing such proposals that could have immediate negative economic effects on the company.

              f.    Plant Closings

      These proposals ask companies to create or expand programs to relocate workers displaced by a plant closing. Supporters of plant closing resolutions argue management should be more sensitive to employees both during the decision on closing a plant and in efforts at relocation. Companies generally respond that they already have programs to accommodate displaced workers. In addition, federal law now requires 60 days' advance notice of a major plant closing or layoff and a number of states also have applicable regulations.

              g.    Bank Lending in Developing Countries

      These shareholder proposals call on banks to change their lending policies in order to benefit social peace, economic growth and endangered natural resources in developing countries. Supporters of these resolutions ask banks to forgive some of the loans because most U.S. banks have already increased their loan-loss reserves to cover possible losses, and that this is already reflected in the stock price. Opponents argue that banks cannot become charitable institutions, and that to forgive debt would simply exacerbate and prolong basic structural economic problems among the debtor countries.

              h.    Pharmaceutical Pricing

      Proposals such as these seek to require a company to implement pricing restraints to make prescription drugs more affordable, both domestically and in third-world countries. Proponents argue that drug prices in the United States, considered to be among the highest in the world, make adequate medical care inaccessible to those other than the most affluent. Critics of such proposals argue that artificial price controls would reduce revenues, deter investors and ultimately reduce funds available for future research and development.

        3.    ENVIRONMENTAL ISSUES

      Environmentalists have launched nationwide campaigns over the past three decades in an effort to preserve and protect the natural resources of the United States. Greater emphasis is being placed on the responsibility of industry to preserve these natural resources by modifying or eliminating ecologically destructive activities. Increasingly, corporations are asked to be more responsive to environmental concerns.

              a.    The CERES Principles

      Many environmental proposals include a recommendation that companies adopt and report their compliance with the Coalition of Environmentally Responsible Economies (the "CERES" Principles). The CERES Principles are a set of ten principles committing the company to environmental improvement. Proponents argue that endorsement of the CERES principles gives a company greater public credibility than standards created by industry or government regulation alone. Companies argue that implementing the CERES Principles only duplicates their current environmental policies and is an additional cost to the company.

              b.    Nuclear Waste Disposal

      These resolutions ask companies to allocate a portion of the cost of building nuclear power plants for research into nuclear waste disposal. Proponents argue that, because the life span of certain waste byproducts exceeds current containment capabilities, the industry should begin concentrating on waste management and disposal. While opponents acknowledge the need for research, they contend that the problem is overstated, and that some suggested containment programs are unnecessarily expensive.

        4.    POLITICAL ISSUES

              a.    Implement the MacBride Principles in Northern Ireland

      The MacBride Principles aim to fight discriminatory anti-Catholic employment practices in the British state of Northern Ireland. The Principles encourage U.S. companies to actively recruit Catholic employees and where possible groom them for management responsibilities. Companies are also asked to ensure job security for their Catholic employees and to abolish the use of inflammatory religious emblems.

      Supporters argue that the McBride Principles effectively address Northern
            Ireland's inequalities in employment (in Northern Ireland, unemployment among Catholic men is twice as high as among Protestant men). Opponents contend that the adoption of the MacBride Principles is itself a form of reverse discrimination, which may violate British law. The British government is concerned that adoption may increase the "hassle factor" of doing business in the economically troubled area, as well as reduce the attractiveness of investments.

              b. Reports on Corporate and Subcontractor Operations in Northern Ireland

      These proposals request that corporate Boards submit a report to shareholders outlining the company's, or its subcontractors', labor practices in Northern Ireland. Supporters argue that such proposals could encourage fair labor practices within Northern Ireland, and provide a means for companies to align their worldwide stance on employment with the position they hold in America. Opponents contend that current anti-discrimination regulation is sufficient and that providing one more report (which some companies consider a burdensome task) will do little to alleviate Northern Ireland's religious tensions.

              c.    Military Issues

  These proposals ask companies involved in military production to report on future plans and to diversify or convert to the production of civilian goods and services. Opponents of these resolutions are concerned that conversion is not economically rational, and view the proposals as intrusions into management's decision-making prerogative. Opponents also point to the imperative of a strong defense as reason enough to continue military production.

              d.    Reporting Political/Charitable Contributions

      These shareholder resolutions typically ask for greater disclosure of charitable and political contributions. By requiring reports to shareholders, proponents of these shareholder resolutions contend investors can help police wrongdoings in the political system. Critics of these proposals contend that reformers overstate the problem and that a company should play an active role in expressing its opinion about relevant legislation.

      Shareholder proposals relating to charitable contributions often seek to require companies to report on or restrict charitable contributions. Proponents of such proposals argue that charitable contributions are an inappropriate use of company assets since the purpose of any corporation is to make a profit. Opponents argue that charitable contributions are a useful means for a company to create goodwill. They believe management is in the best position to determine which charities are deserving and are against proposals that seek to promote the special interests of a particular shareholder.

III.  PROXY VOTING GUIDELINE SUMMARY

                        I. Management Proposals

      A. BUSINESS FINANCIAL ISSUES

                               Issue                                         FOR   AGAINST  CASE-BY-CASE    ABSTAIN
 1. Election of Directors                                                     V
 2. Voting for Nominees in a Contested Election                                                  V
 3. Appointment of Auditors                                                   V
 4. Increase Authorized Common Stock                                                             V
 5. Changes in Board Structure and Amending the Articles of Incorporation     V
 6. Corporate Restructurings, Merger Proposals and Spin- offs                                    V
 7. Considering Non-Financial Effects of a Merger Proposal                            V          V
 8. Director Liability and Indemnification                                                       V
 9. Stock Option Plans                                                                           V
10. Stock Splits

B. ANTI-TAKEOVER ISSUES

                               Issue                                         FOR   AGAINST  CASE-BY-CASE    ABSTAIN
 1.  Blank Check Preferred Stock                                                      V
 2.  Classified Boards                                                                V
 3.  Fair Price Provisions                                                                       V
 4.  Limiting a Shareholder's Right to Call Special Meetings                          V
 5.  Limiting a Shareholder's Right to Act by Written Consent                         V
 6.  Supermajority Vote Requirements                                                  V
 7.  Reincorporation                                                                             V
 8.  Issuance of Stock with Unequal Voting Rights                                     V
 9.  Elimination of Preemptive Rights                                                            V
10. Other Business                                                                    V

II. SHAREHOLDER PROPOSALS

      A. CORPORATE GOVERNANCE ISSUES

                               Issue                                         FOR   AGAINST  CASE-BY-CASE    ABSTAIN
1.  Submit a Shareholder Rights Plan to a Shareholder Vote                    V
2.  Implement Confidential Voting                                             V
3.  Adopt Cumulative Voting                                                           V
4.  Anti-Greenmail Proposal                                                   V

                               Issue                                         FOR   AGAINST  CASE-BY-CASE    ABSTAIN
 5. Opt out of State Anti-takeover law                                                           V
 6. Equal Access to Proxy                                                     V
 7. Submit Severance Plans (Golden Parachutes) to a Shareholder Vote          V
 8. Submit Severance Plans (Golden Parachutes) and/or Employment
    Agreements to a Shareholder Vote Prior to being Negotiated by
    Management                                                                        V
 9. Disclose and/or Limit Executive and Director Pay                                             V
10. Performance Based Stock Option Plans                                                         V
11. Submit Option Repricing to a Shareholder Vote                             V
12. Expensing Stock Options                                                   V
13. Exclude Pension Income from Performance Based Compensation                V
14. Majority of Independent Directors                                         V
15. Majority of Independent Directors on Key Committees                       V
16. Separate Chairman and CEO                                                 V
17. Separating Auditors and Consultants                                                          V
18. Limit Term of Directorships                                                       V
19. Stock Ownership Requirement                                                       V
20. Pay Directors Only in Stock                                                       V
21. Require Two Candidates for Each Board Seat                                        V
22. Rotation of Locale for Annual Meeting                                             V

      B. SOCIAL, ENVIRONMENTAL AND POLITICAL ISSUES:

      Alliance votes on these proposals on a case-by-case basis. Alliance will vote against shareholder proposals that will cause the company to incur excessive or unnecessary expenses and may abstain from shareholder proposals that are unlikely to have any economic effect on company's business or financial conditions.

                                   APPENDIX H

                     NWQ INVESTMENT MANAGEMENT COMPANY, LLC

                      PROXY VOTING POLICIES AND PROCEDURES

1.    Application; General Principles

      1.1 These Proxy Voting Policies and Procedures apply to securities held in client accounts as to which NWQ Investment Management Company, LLC ("WQ") has voting authority, directly or indirectly. Indirect voting authority exists where NWQ's voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

      1.2 NWQ shall vote proxies in respect of securities owned by or on behalf of a client in the client's best interests and without regard to the interests of NWQ or any other client of NWQ.

2.    Voting; Procedures

      2.1 To provide centralized management of the proxy voting process, NWQ shall establish a Proxy Voting Committee.

            2.1.1 The Proxy Voting Committee shall be comprised of at least the following persons: one senior portfolio manager and the Compliance Director.

            2.1.2 The Proxy Voting Committee shall:

                  - supervise the proxy voting process, including the identification of material conflicts of interest involving NWQ and the proxy voting process in respect of securities owned by or on behalf of such clients;

                  - determine how to vote proxies relating to issues not covered by these Policies and Procedures; and

                  - determine when NWQ may deviate from these Policies and Procedures.

      2.2 Unless the Proxy Voting Committee otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Proxy Voting Committee shall cause proxies to be voted in a manner consistent with the proxy voting guidelines established by Institutional Shareholder Services, Inc.(SM) ("ISS Guidelines") or with the AFL-CIO Guidelines if selected by the client in writing, attached respectively as Exhibits A and B hereto and incorporated herein by reference, (hereafter both the ISS Guidelines and AFL-CIO Guidelines are together referred to as "Voting Guidelines").

            2.2.1 Where any material conflict of interest has been identified and the matter is covered by the Voting Guidelines, the Proxy Voting Committee shall cause proxies to be voted in accordance with the Voting Guidelines.

            2.2.2 For clients that are registered investment companies ("Funds"), where a material conflict of interest has been identified and the matter is not covered by the ISS Guidelines, NWQ shall disclose the conflict and the Proxy Voting Committee's determination of the manner in which to vote to the Fund's Board or its designated committee. The Proxy Voting Committee's determination shall take into account only the interests of the Fund, and the Proxy Voting Committee shall document the basis for the decision and furnish the documentation to the Fund's Board or its designated committee.

            2.2.3 For clients other than Funds, where a material conflict of interest has been identified and the matter is not covered by the Voting Guidelines, the Proxy Voting Committee shall disclose the conflict to the client and advise the client that its securities will be voted only upon the client's written direction.

            2.3 NWQ may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients' overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as NWQ deems appropriate under the circumstances.

            2.31 Generally, NWQ does not intend to vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked. However, NWQ may decide, on an individual security basis, that it is in the best interests of its clients for NWQ to vote the proxy associated with such a security, taking into account the loss of liquidity.

            2.32 To the extent that NWQ receives proxies for securities that are transferred into a client's portfolio that were not recommended or selected by NWQ and are sold or expected to be sold promptly in an orderly manner ("legacy securities"), NWQ will generally refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further NWQ's interest in maximizing the value of client investments. NWQ may consider an institutional client's special request to vote a legacy security proxy, and if agreed would vote such proxy in accordance with the guidelines below.

            2.33 In addition, the Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or, (b) in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

3.    Conflicts of Interest

      3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of these Policies and Procedures:

            3.1.1 The issuer is a client of NWQ.

            3.1.2 The issuer is an entity in which a member of the Executive Committee or Proxy Committee of NWQ or a relative(1) of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $1,000 from the issuer during NWQ's last three fiscal years, other than the receipt of interest, dividends, capital gains or proceeds from an insurance company for a claim.

            3.1.3 The matter under consideration could reasonably be expected to result in a financial benefit to NWQ of at least $10,000 through the end of NWQ's next two full fiscal years (for example, a vote to increase an investment advisory fee for a mutual fund advised by NWQ or an affiliate).

            3.1.4 Another client or prospective client of NWQ, directly or indirectly, conditions future engagement of NWQ on voting proxies in respect of any client's securities on a particular matter in a particular way.

            3.1.5 Any other circumstance where NWQ's duty to serve its clients' interests, typically referred to as its "duty of loyalty," could be compromised.

            3.1.6 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of these Policies and Procedures in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

------------------
(1) For the purposes of these Guidelines, "relative" includes the following family members: spouse, minor children or stepchildren.

            3.1.7 Notwithstanding the foregoing, in its process of determining whether there are material conflicts of interest, NWQ does not consider information about the business arrangements of its affiliates or their officers and directors.

4.    Recordkeeping and Retention

      4.1 NWQ shall retain records relating to the voting of proxies, including:
      4.1.1 Copies of these Policies and Procedures and any amendments thereto.

            4.1.2 A copy of each proxy ballot and proxy statement filed by the issuer with the Securities and Exchange Commission ("Proxy Statement") that NWQ receives regarding client securities.

            4.1.3 Records of each vote cast by NWQ on behalf of clients; these records may be maintained on an aggregate basis.

            4.1.4 A copy of any documents created by NWQ that were material to making a decision on how to vote or that memorializes the basis for that decision.

            4.1.5 A copy of each written request for information on how NWQ voted proxies on behalf of the client, and a copy of any written response by NWQ to any (oral or written) request for information on how NWQ voted.

      4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of NWQ's fiscal year during which the last entry was made in the records, the first two years in an appropriate office of NWQ.

      4.3 NWQ may rely on Proxy Statements filed on the SEC's EDGAR system or on Proxy Statements and records of votes cast by NWQ maintained by a third party, such as a proxy voting service. Adopted: June 24, 2003

                                    EXHIBIT A

                       ISS PROXY VOTING GUIDELINES SUMMARY

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent

      -     Fees for non-audit services are excessive, or

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

      - Attend less than 75 percent of the board and committee meetings without a valid excuse

      -     Implement or renew a dead-hand or modified dead-hand poison pill

      - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

      - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

      - Failed to act on takeover offers where the majority of the shareholders tendered their shares

      - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

      - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

      - Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

      - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

      -     Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

      - Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

      -     Majority of independent directors on board

      -     All-independent key committees

      -     Committee chairpersons nominated by the independent directors

      - CEO performance reviewed annually by a committee of outside directors

      -     Established governance guidelines

      -     Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

      - Long-term financial performance of the target company relative to its industry; management's track record

      -     Background to the proxy contest

      -     Qualifications of director nominees (both slates)

      - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

      -     Purchase price

      -     Fairness opinion

      -     Financial and strategic benefits

      -     How the deal was negotiated

      -     Conflicts of interest

      -     Other alternatives for the business

      -     Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Impact on the balance sheet/working capital

      -     Potential elimination of diseconomies

      -     Anticipated financial and operating benefits

      -     Anticipated use of funds

      -     Value received for the asset

      -     Fairness opinion

      -     How the deal was negotiated

      -     Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

      -     Dilution to existing shareholders' position

      -     Terms of the offer

      -     Financial issues

      -     Management's efforts to pursue other alternatives

      -     Control issues

      -     Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

      -     The reasons for the change

      -     Any financial or tax benefits

      -     Regulatory benefits

      -     Increases in capital structure

      -     Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

      - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

      -     Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

      - Prospects of the combined company, anticipated financial and operating benefits

      -     Offer price

      -     Fairness opinion

      -     How the deal was negotiated

      -     Changes in corporate governance

      -     Change in the capital structure

      -     Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPIN-OFFS

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

      -     Tax and regulatory advantages

      -     Planned use of the sale proceeds

      -     Valuation of spin-off

      -     Fairness opinion

      -     Benefits to the parent company

      -     Conflicts of interest

      -     Managerial incentives

      -     Corporate governance changes

      -     Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      - It is intended for financing purposes with minimal or no dilution to current shareholders

      - It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

      - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

      -     Cash compensation, and

      -     Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      -     Historic trading patterns

      -     Rationale for the repricing

      -     Value-for-value exchange

      -     Option vesting

      -     Term of the option

      -     Exercise price

      -     Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

      -     Purchase price is at least 85 percent of fair market value

      -     Offering period is 27 months or less, and

      -     Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

      -     Purchase price is less than 85 percent of fair market value, or

      -     Offering period is greater than 27 months, or

      -     VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

      -     Whether the proposal mandates that all awards be performance-based

      - Whether the proposal extends beyond executive awards to those of lower-ranking employees

      - Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

      - The parachute should be less attractive than an ongoing employment opportunity with the firm

      -     The triggering mechanism should be beyond the control of management

      - The amount should not exceed three times base salary plus guaranteed benefits

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

      - The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

      - The availability and feasibility of alternatives to animal testing to ensure product safety, and

      -     The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

      - The company has already published a set of animal welfare standards and monitors compliance

      - The company's standards are comparable to or better than those of peer firms, and

      - There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

      -     Whether the proposal focuses on a specific drug and region

      - Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

      - The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

      -     Whether the company already limits price increases of its products

      - Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

      -     The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

      -     The costs and feasibility of labeling and/or phasing out

      - The nature of the company's business and the proportion of it affected by the proposal

      - The proportion of company sales in markets requiring labeling or GMO-free products

      -     The extent that peer companies label or have eliminated GMOs

      - Competitive benefits, such as expected increases in consumer demand for the company's products

      - The risks of misleading consumers without federally mandated, standardized labeling

      -     Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs -- an issue better left to federal regulators -- which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

      - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

      -     The extent that peer companies have eliminated GMOs

      - The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

      - Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

      - The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

      - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

      - Whether the company has adequately disclosed the financial risks of its subprime business

      - Whether the company has been subject to violations of lending laws or serious lending controversies

      -     Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors: Second-hand smoke:

      - Whether the company complies with all local ordinances and regulations

      - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

      -     The risk of any health-related liabilities.

Advertising to youth:

      - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

      - Whether the company has gone as far as peers in restricting advertising

      - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

      - Whether restrictions on marketing to youth extend to foreign countries

CEASE PRODUCTION OF TOBACCO-RELATED PRODUCTS OR AVOID SELLING PRODUCTS TO TOBACCO COMPANIES:

      -     The percentage of the company's business affected

      - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

SPIN-OFF TOBACCO-RELATED BUSINESSES:

      -     The percentage of the company's business affected

      -     The feasibility of a spin-off

      - Potential future liabilities related to the company's tobacco business.

STRONGER PRODUCT WARNINGS:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

INVESTMENT IN TOBACCO STOCKS:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

      -     Whether there are publicly available environmental impact reports;

      - Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

      -     The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

      - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

      - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

      - Environmentally conscious practices of peer companies, including endorsement of CERES

      -     Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

      -     The company's level of disclosure lags that of its competitors, or

      - The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

      - The nature of the company's business and the percentage affected o The extent that peer companies are recycling

      -     The timetable prescribed by the proposal

      -     The costs and methods of implementation

      - Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

      -     The nature of the company's business and the percentage affected

      - The extent that peer companies are switching from fossil fuels to cleaner sources

      -     The timetable and specific action prescribed by the proposal

      -     The costs of implementation

      -     The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

      -     The relevance of the issue to be linked to pay

      - The degree that social performance is already included in the company's pay structure and disclosed

      - The degree that social performance is used by peer companies in setting pay

      - Violations or complaints filed against the company relating to the particular social performance measure

      - Artificial limits sought by the proposal, such as freezing or capping executive pay

      -     Independence of the compensation committee

      -     Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

      - The company is in compliance with laws governing corporate political activities, and

      - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
            (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

      - There are serious controversies surrounding the company's China operations, and

      - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

      -     The nature and amount of company business in that country

      -     The company's workplace code of conduct

      -     Proprietary and confidential information involved

      -     Company compliance with U.S. regulations on investing in the country

      -     Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

      - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

      - Agreements with foreign suppliers to meet certain workplace standards

      -     Whether company and vendor facilities are monitored and how

      -     Company participation in fair labor organizations

      -     Type of business

      -     Proportion of business conducted overseas

      -     Countries of operation with known human rights abuses

      - Whether the company has been recently involved in significant labor and human rights controversies or violations

      -     Peer company standards and practices

      -     Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

      - The company does not operate in countries with significant human rights violations

      - The company has no recent human rights controversies or violations, or

      - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

      -     Company compliance with or violations of the Fair Employment Act of
            1989

      - Company antidiscrimination policies that already exceed the legal requirements

      -     The cost and feasibility of adopting all nine principles

      - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

      -     The potential for charges of reverse discrimination

      - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

      -     The level of the company's investment in Northern Ireland

      -     The number of company employees in Northern Ireland

      -     The degree that industry peers have adopted the MacBride Principles

      - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

      -     Whether the company has in the past manufactured landmine components

      -     Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

      -     What weapons classifications the proponent views as cluster bombs

      - Whether the company currently or in the past has manufactured cluster bombs or their components

      -     The percentage of revenue derived from cluster bomb manufacture

      -     Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

      -     The information is already publicly available or

      -     The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

      - The board composition is reasonably inclusive in relation to companies of similar size and business or

      - The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

      -     The degree of board diversity

      -     Comparison with peer companies

      -     Established process for improving board diversity

      -     Existence of nominating committee

      -     Use of outside search firm

      -     History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

      -     The company has well-documented equal opportunity programs

      - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      -     The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

      - The composition of senior management and the board is fairly inclusive

      - The company has well-documented programs addressing diversity initiatives and leadership development

      - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      - The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

      - Whether the company's EEO policy is already in compliance with federal, state and local laws

      - Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

      -     The industry norm for including sexual orientation in EEO statements

      - Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES
ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

      -     Board structure

      -     Director independence and qualifications

      -     Attendance at board and committee meetings.

Votes should be withheld from directors who:

      - Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

      - Ignore a shareholder proposal that is approved by a majority of shares outstanding

      - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

      - Are interested directors and sit on the audit or nominating committee, or

      - Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

      -     Past performance as a closed-end fund

      -     Market in which the fund invests

      -     Measures taken by the board to address the discount

      -     Past shareholder activism, board activity

      -     Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Past performance relative to its peers

      -     Market in which fund invests

      -     Measures taken by the board to address the issues

      - Past shareholder activism, board activity, and votes on related proposals

      -     Strategy of the incumbents versus the dissidents

      -     Independence of directors

      -     Experience and skills of director candidates

      -     Governance profile of the company

      -     Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Proposed and current fee schedules

      -     Fund category/investment objective

      -     Performance benchmarks

      -     Share price performance compared to peers

      -     Resulting fees relative to peers

      -     Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Stated specific financing purpose

      -     Possible dilution for common shares

      -     Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Potential competitiveness

      -     Regulatory developments

      -     Current and potential returns

      -     Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

      -     The fund's target investments

      -     The reasons given by the fund for the change

      -     The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Political/economic changes in the target market

      -     Consolidation in the target market

      -     Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Potential competitiveness

      -     Current and potential returns

      -     Risk of concentration

      -     Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

      -     Strategies employed to salvage the company

      -     The fund's past performance

      -     Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     The degree of change implied by the proposal

      -     The efficiencies that could result

      -     The state of incorporation

      -     Regulatory standards and implications.

Vote AGAINST any of the following changes:

      - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

      - Removal of shareholder approval requirement for amendments to the new declaration of trust

      - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

      - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

      - Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

      - Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

      -     Regulations of both states

      -     Required fundamental policies of both states

      -     Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

      -     Fees charged to comparably sized funds with similar objectives

      -     The proposed distributor's reputation and past performance

      -     The competitiveness of the fund in the industry

      -     Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

      -     Resulting fee structure

      -     Performance of both funds

      -     Continuity of management personnel

      - Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

      -     Performance of the fund's NAV

      -     The fund's history of shareholder relations

      -     The performance of other funds under the advisor's management.

                                    EXHIBIT B

                           Proxy Voter Services (PVS)

                 U.S. PROXY VOTING POLICY STATEMENT & GUIDELINES

                            U.S. Proxy Voting Policy
                            Statement and Guidelines

a) Fifth Edition, January 2003

Copyright (C) 2003 by Proxy Voter Services (PVS), a division of Institutional Shareholder Services (ISS Inc.) Persons receiving this Exhibit B are requested not to disseminate it to any third party.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher.

Requests for permission to make copies of any part of this work should be sent to:

                            PROXY VOTER SERVICES/ISS
                            2099 GAITHER ROAD, SUITE 501
                            ROCKVILLE, MD 20850-4045

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                                TABLE OF CONTENTS

POLICY STATEMENT AND GUIDELINES                                        3
BOARD OF DIRECTORS                                                     3
PROXY CONTEST DEFENSES                                                 7
AUDITORS                                                               8
MERGERS AND ACQUISITIONS                                               9
SHAREHOLDER RIGHTS                                                    10
CAPITAL STRUCTURE                                                     11
EXECUTIVE AND DIRECTOR COMPENSATION                                   13
STATE OF INCORPORATION                                                15
CORPORATE RESPONSIBILITY & ACCOUNTABILITY                             16
SOCIAL ENVIRONMENTAL AND SUSTAINABLE ISSUES

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                  PROXY VOTING POLICY STATEMENT AND GUIDELINES

This statement sets forth the proxy voting policy of Proxy Voter Services (PVS). The U.S. Department of Labor (DOL) has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisor Act of 1940. PVS is a registered investment adviser under the Investment Advisor Act of 1940.

PVS shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. PVS shall not subordinate the interests of participants and beneficiaries to unrelated objectives. PVS shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due to PVS's clients have not been received, PVS will make reasonable efforts to obtain missing proxies. PVS is not responsible for voting proxies it does not receive.

PVS shall analyze each proxy on a CASE-BY-CASE basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plans. PVS does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, PVS's guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of the participants and beneficiaries of the plan. PVS shall revise its guidelines as events warrant.

PVS shall report annually to its clients on proxy votes cast on their behalf. These proxy voting reports will demonstrate PVS's compliance with its responsibilities and will facilitate clients' monitoring of PVS. A copy of this Proxy Voting Policy Statement and Guidelines is provided to each client at the time PVS is retained. PVS shall provide its clients with revised copies of this proxy voting policy statement and guidelines whenever significant revisions have been made.

                               BOARD OF DIRECTORS

Electing directors is the single most important stock ownership right that shareholders can exercise. By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable.

According to the Report of the National Association of Corporate Directors' Blue Ribbon Commission on Director Professionalism (1996): "The accepted governance paradigm is simple: management is accountable to the board and the board is accountable to shareholders... In the view of the Commission, the board does more than mechanically link those who manage the corporation and those who own it... Rather, as a surrogate for dispersed ownership, the board is at the very center of corporate governance itself."

PVS holds directors to a high standard when voting on their election, qualifications, and compensation. PVS will evaluate directors fairly and objectively, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance. Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long term shareholder value.

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VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes concerning the entire board of directors are examined using the following five factors:

      - Poor long-term corporate performance record relative to its peer index and S&P 500;

      - Lack of majority of independent directors or independence of the full board and key board committees (fully independent audit, compensation, and nominating committees);

      -     Diversity of board;

      - Executive compensation related (excessive salaries/bonuses/pensions, history of repricing underwater stock options, imprudent use of company resources, misallocation of corporate assets, etc.); and

      - Failure of the board to properly respond to majority votes on shareholder proposals.

Votes on individual director nominees are made on a CASE-BY-CASE basis. Votes on individual directors are examined using the following eight factors:

      - Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation;

      - Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);

      - Failure to establish any key board committees (i.e. audit, compensation, or nominating);

      - Directors serving on an excessive number of other boards which could compromise their duties of care and loyalty;

      -     Chapter 7 bankruptcy, SEC violations, and criminal investigations;

      -     Interlocking directorships;

      - Performance of compensation committee members related to egregious executive compensation; and

      - Performance of audit committee members concerning excessive non-audit fees and the presence of auditor ratification upon the proxy ballot.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Contested elections of directors frequently occur when a board candidate or "dissident slate" seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a CASE-BY-CASE basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis with the following seven factors in consideration:

      - Long-term financial performance of the target company relative to its industry;

      -     Management's historical track record;

      -     Background to the proxy contest;

      -     Qualifications of director nominees (both slates);

      - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals in these proposals are realistic, achievable, demonstrable and viable under the current conditions by which the company operates;

      -     Equity ownership positions; and

      -     Total impact on all stakeholders.

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CEO SERVING AS CHAIRMAN

Arguments have been made that a smaller company and its shareholders can benefit from the full-time attention of a joint chairman and CEO. This may be so in select cases (and indeed, using a case-by-case review of circumstances, there may be worthy exceptions). But, even in these cases, it is our general view that a person should only serve in the position of joint CEO and chairman on a temporary basis. Once a company reaches a point of maturity, these positions should be separated. Clearly, the prevalence of joint CEO/chairman positions in boardrooms has stretched well beyond the small-cap universe of companies. Today, roughly 60 percent of companies in both the S&P 500 and Russell 3000 fall into this category.

We strongly believe that the potential for conflicts of interest in the board's supervisory and oversight duties trumps any possible corollary benefits that could ensue from a dual CEO/chairman scenario. Instead of having an ingrained quid pro quo situation whereby a company has a single leader overseeing both management and the boardroom, we believe that it is the board's implicit duty to assume an impartial and objective role in overseeing the executive team's overall performance. Shareholder interests are placed in jeopardy if the CEO of a company is required to report to a board that she/he also chairs. Inherent in the chairman's job description is the duty to assess the CEO's performance. This objectivity is obviously compromised when a chairman is in charge of evaluating her/his own performance. Moreover, the unification of chairman and CEO poses a direct threat to the smooth functioning of the entire board process since it is the ultimate responsibility of the chairman to set the agenda, facilitate discussion, and make sure that directors are given complete access to information in order to make informed decisions.

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company's business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders.(2) In the past, we have supported shareholder proposals calling to separate the positions of CEO and chairman. Our revised policy(3) is based upon this very principle and is merely an extension of this tenet of sound corporate governance.

      - Generally WITHHOLD votes from a CEO who is also serving in the role of chairman at the same company.

      - Generally support shareholder proposals calling for the separation of the CEO and chairman positions.

      - Generally support shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

INDEPENDENT DIRECTORS

PVS believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, PVS will cast votes in a manner that shall encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity; past or current employment by a firm that is one of the company's paid advisors or consultants; personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company's chairman or chief executive officer is also a board member; and service with a non-profit that receives significant contributions from the company.

      - Generally support shareholder proposals that request that the board be comprised of a majority of independent directors.

      - Vote FOR shareholder proposals requesting that the key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively.

      -     Vote AGAINST boards with a majority insider board composition.

DIRECTOR DIVERSITY

We support gender and ethnic diversity as an important component of a company's board. Diversity brings different perspectives to a board that in turn leads to a more varied approach to board issues. We believe that increasing diversity in the boardroom to better reflect a company's workforce, customers, and community enhances shareholder value.

      - Support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors.

      -     Support endorsement of a policy of board inclusiveness.

      - Support reporting to shareholders on a company's efforts to increase diversity on their boards.

------------------------------------

(2) Recent notable bankruptcies with joint chairman/CEOs include: John Rigas at Adelphia, Ken Lay at Enron, Dennis Kozlowski at Tyco, and Linda Wachner at Warnaco.

(3) New PVS policy implemented October 1, 2002.

STOCK OWNERSHIP REQUIREMENTS

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in board rooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

      - Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

BOARD STRUCTURE

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Annually elected boards provide the best governance system for accountability to shareholders. A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes. Under this system, only one class of nominees comes up to shareholder vote at the AGM each year.

As a consequence of these staggered terms, shareholders only have the opportunity to vote on a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest since it would normally take two years to gain control of a majority of board seats. Under a classified board, the possibility of management entrenchment greatly increases.

Many in management believe that staggered boards provide continuity. Some shareholders believe that in certain cases a staggered board can provide consistency and continuity in regard to decision-making and commitment that may be important to the long-term financial future of the company.

Nevertheless, empirical evidence suggests that staggered boards may not in all cases be in the shareholders best interests. A classified board can entrench management and effectively preclude most takeover bids or proxy contests.

      -     Vote AGAINST classified boards when the issue comes up for vote.

LIMIT TERM OF OFFICE

Those who support term limits argue that this requirement would bring new ideas and approaches on to a board. Here again we prefer to look at directors as individuals rather than impose a strict rule.

- Generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

CUMULATIVE VOTING

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders.

For example, if there is a company with a ten-member board and 500 shares outstanding -- the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Without cumulative voting, anyone controlling 51 percent of shares would control the election of all ten directors.

Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

- Vote AGAINST proposals to eliminate cumulative voting. o Vote FOR proposals to permit cumulative voting.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While PVS recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, PVS believes the great responsibility and authority of directors justifies holding them accountable for their actions.

Each proposal addressing director liability will be evaluated consistent with this philosophy. PVS may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but PVS may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

      - Vote AGAINST proposals to limit or eliminate entirely director and officer liability in regards to: (i) breach of the director's fiduciary "duty of loyalty" to shareholders; (ii) acts or omissions not made in "good faith" or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

INDEMNIFICATION

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. PVS may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

      - Vote AGAINST indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence which exceed the standard of mere carelessness that is regularly covered in board fiduciary indemnification.

      - Vote FOR only those proposals which provide expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and (2) only if the director's legal expenses would be covered.

                             PROXY CONTEST DEFENSES

POISON PILLS

Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company ("flip-in pill") and/or the potential acquirer ("flip-out pill") at a price far out of line with fair market value.

Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

      - Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

      - Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

      - Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

      - Votes should be WITHHELD from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held accountable.

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

      - Vote FOR proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company's ability to make greenmail payments to certain shareholders.

      - Review on a CASE-BY-CASE basis all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Shareholder ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, individual company's articles of incorporation, or its corporate bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

      - Vote AGAINST proposals that provide that directors may be removed only for cause.

      - Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause.

      - Vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies.

      - Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. PVS supports management proposals to fix the size of the board at a specific number, thus preventing management when facing a proxy context from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

      -     Vote FOR proposals that seek to fix the size of the board.

      - Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

                                    AUDITORS

AUDITOR RATIFICATION

The ratification of auditors is an important component of good governance. The wave of recent accounting scandals at companies illuminate the need to ensure auditor independence in the face of selling consulting services to audit clients. At the Big Five (now Final Four) accounting firms, revenues from non-audit services grew from 13% of total revenues in 1981 to half of total revenue in 2000. A recent study of over 1,200 US companies in the S&P 500, Mid Cap, and Small Cap indices found that 72% of fees paid to auditors in 2002 were for non-audit services, exactly the same level as 2001. We believe that the ratio should be reversed, and that non-audit fees should make up no more one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor's objectivity.

As auditors are the backbone upon which a company's financial health is measured, auditor independence is absolutely essential for rendering objective opinions upon which investors then rely. When an auditor is paid excessive consulting fees in addition to fees paid for auditing, the company/auditor relationship is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor.

      - Vote FOR proposals to ratify auditors when the amount of audit fees is equal to or greater than three times the amount paid for consulting, unless: i) an auditor has a financial interest in or association with the company, and is therefore not independent; or
            ii) there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

      - Vote AGAINST proposals to ratify auditors when the amount of audit fees is less than three times greater than that for consulting fees.

      - WITHHOLD votes from Audit Committee members in cases where consulting fees exceed audit fees.

      - Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every five years) or prohibiting companies from buying consulting services from their auditor.

                            MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

      -     Impact of the merger on shareholder value;

      - Anticipated financial and operating benefits realizable through combined synergies;

      -     Offer price (cost vs. premium).

      -     Financial viability of the combined companies as a single entity;

      - Was the deal put together in good faith? Were negotiations carried out at arm's length? Was any portion of the process tainted by possible conflicts of interest?;

      -     Fairness opinion (or lack thereof);

      - Changes in corporate governance and their impact on shareholder rights; and

      -     Impact on community stakeholders and employees in both workforces.

FAIR PRICE PROVISIONS

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises -- the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time, the acquirer states that once control has been obtained, the target's remaining shares will be purchased with cash, cash and securities, or only securities. Since the payment offered for the remaining stock is, by design, less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize the value of their shares. Standard fair price provisions require that -- absent of board or shareholder approval of the acquisition -- the bidder must pay the remaining shareholders the same price for their shares that brought control.

      - Vote FOR fair price proposals as long as the shareholder vote requirement embedded in the

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            provision is no more than a majority of disinterested shares.

      - Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

CORPORATE RESTRUCTURING

Votes concerning corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a CASE-BY-CASE basis.

APPRAISAL RIGHTS

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal applies to mergers, sale of corporate assets, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

      - Vote FOR proposals to restore or provide shareholders with the right of appraisal.

SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

LIQUIDATIONS

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

CHANGING CORPORATE NAME

Vote FOR changing the corporate name in all instances if proposed and supported by management.

                               SHAREHOLDER RIGHTS

CONFIDENTIAL VOTING

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system, management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

      - Vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

      - Vote FOR management proposals to adopt confidential voting procedures.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with ten percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

      - Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

      - Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents, while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

      - Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

      - Vote FOR proposals to allow or make easier shareholder action by written consent.

EQUAL ACCESS

The process for electing directors can be improved since a company currently nominates for election only one candidate for each board seat, leaving shareholders with no practical choice in most director elections. Shareholders who oppose a candidate have no easy way to do so unless they are willing to undertake the considerable expense of running an independent candidate for the board. The current system is that of a truly limited democracy, whereby voters are not given a choice of multiple candidates for each directorship, but are only allowed to register their approval or disapproval of one candidate for each director's seat. The only way to register dissent about a given candidate is to withhold support from that nominee. Truly democratic director elections should offer a choice, thereby allowing a far healthier and more rigorous shareholder evaluation and debate about which specific nominees are best qualified. A more open and rigorous election process would give shareholders an actual choice and give them far greater say in choosing the directors most able to represent their interests.

- Vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

UNEQUAL VOTING RIGHTS

Incumbent managers are able to use unequal voting rights through the creation of a separate class of shares which have superior voting rights to the common shares of regular shareholders. This separate

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class of shares with disproportionate voting power allows management to concentrate its power and insulate itself from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization plan also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

      - Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

      - Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of "lock-in" votes, which are the votes required to repeal new provisions to the corporate charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

      - Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

      - Vote AGAINST management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments.

      - Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

      - Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

      - Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

REIMBURSE PROXY SOLICITATION EXPENSES

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

                                CAPITAL STRUCTURE

The management of a corporation's capital structure involves a number of important issues including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock, or debt.

COMMON STOCK AUTHORIZATION

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State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, implementation of stock splits, or payment of stock dividends.

PVS supports management proposals requesting shareholder approval to increase authorized common stock when management provides persuasive justification for the increase. For example, PVS will support increases in authorized common stock to fund stock splits that are in shareholders' interests. PVS will evaluate on a CASE-BY-CASE basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. PVS will evaluate the amount of additional stock requested in comparison to the requests of the company's peers as well as the company's articulated reason for the increase.

      - Review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

      - Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than 50 percent unless a clear need for the excess shares is presented by the company.

REVERSE STOCK SPLITS

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company's share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits can help maintain stock liquidity.

We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis, taking into account whether there is a corresponding proportional decrease in authorized shares. We will generally support a reverse stock split if management provides a reasonable justification for the split and reduces authorized shares accordingly. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by reducing the number of shares outstanding while leaving the number of authorized shares to be issued at the pre-split level.

BLANK CHECK PREFERRED AUTHORIZATION

Preferred stock is an equity security which has certain features similar to debt instruments -- such as fixed dividend payments and seniority of claims to common stock -- and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes but can also be used as a device to thwart hostile takeovers without shareholder approval.

      - Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

      - Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights.

      - Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding, we will vote AGAINST the requested increase.

      - Vote FOR shareholder proposals to have blank check preferred stock placements, other than those

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            shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUST PAR VALUE OF COMMON STOCK

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks and other legal requirements relating to the payment of dividends.

      - Vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders' interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

      - Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

      - Dilution: How much will ownership interests of existing shareholders be reduced and how extreme will dilution to any future earnings be?

      - Change in Control: Will the transaction result in a change-in-control of the company?

      - Bankruptcy: How real is the threat of bankruptcy? Is bankruptcy the main factor driving the debt restructuring? Would the restructuring result in severe loss to shareholder value?

      - Possible self-dealings: Generally approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

                       EXECUTIVE AND DIRECTOR COMPENSATION

STOCK OPTION PLANS

PVS supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. PVS supports stock options as a significant component of compensation. Stock option and other forms of compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company -- and shareholders -- prosper together. Many plans sponsored by management provide goals so easily attained

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that executives can realize massive rewards even though shareholder value is not necessarily created. PVS will support option plans that provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of excellent performance. Likewise, we will oppose plans that offer unreasonable benefits to executives that are not available to any other shareholders.

PVS will consider whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares; and whether the plan gives management the ability to replace or reprice "underwater" options. Repricing is an amendment to a previously granted stock option contract that reduces the option exercise price. Options are "underwater" when their current price is below the current option contract price. Options can also be repriced through cancellations and re-grants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price. PVS will also consider any other features of the plan that may not be in shareholders' best interest.

In general, we consider executive and director compensation plans on a CASE-BY-CASE basis. When evaluating executive and director compensation matters, we review the following three elements:

      - Dilution: Vote AGAINST plans in which the potential voting power dilution (VPD) of all shares outstanding exceeds 12 percent.

      - Full market value: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, we accept a 15 percent discount.

      - Repricing: Vote AGAINST plans if the company's policy permits repricing of "underwater" options or if the company has a history of repricing past options.

However, in instances when repricing is put up for a shareholder vote, we will vote FOR the repricing of shares under the following four conditions:

      -     The repricing is value for value;

      - If the five most highly compensated employees are excluded from the repricing;

      -     If the plan is broad based; and

      -     If the current vesting schedule is maintained.

STOCK OPTION EXPENSING

The theory that stock options are beneficial to shareholders because they motivate management and align the interests of investors with those of executives is no longer held sacrosanct. The fact that companies reprice underwater options exposes the initial fallacy of this theory. A recent long-term study of stock option awards from the Indiana University School of Business found that there was no correlation whatsoever between executive stock ownership and company performance. Given their accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees.

Misused stock options can give executives an incentive to inflate their company's earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Alan Greenspan cautioned that the failure to expense stock option grants has "introduced a significant distortion in reported earnings, one that has grown with the increasing prevalence of this form of compensation." Some companies have chosen to acknowledge the distortion caused by the non-expensing of options and have committed to expense options going forward. And beginning in 2003, the SEC will no longer exclude stock option expensing proposals from the proxy ballot using the ordinary business exception rules.

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      -     Support shareholder resolutions calling for stock option grants to be treated as an expense for accounting and earnings calculation purposes.

OBRA-RELATED COMPENSATION PROPOSALS

      - Vote FOR amendments that place a cap on annual grants or amend administrative features.

      - Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants that any one participant may receive in order to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO ADD PERFORMANCE-BASED GOALS

Section 162(m) of the IRS Code Section limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken including shareholder approval and the establishment of performance goals.

      - Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

      - Generally vote AGAINST cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA if the plan provides for awards to individual participants in excess of $2 million a year.

      - Vote AGAINST plans that are deemed to be "excessive" because they are not justified by performance measures.

PERFORMANCE BASED OPTIONS

Stock options are intended to align the interests of management with those of shareholders. However, stock option grants without performance-based elements can excessively compensate executives for stock increases due solely to a general stock market rise, rather than improved or superior company stock performance. When option grants reach the hundreds of thousands, a relatively small increase in the share price may permit executives to reap millions of dollars without providing material benefits to shareholders.

PVS advocates performance based options, such as premium-priced or indexed, which encourage executives to outperform rivals and the market as a whole rather than being rewarded for any rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options. Additionally, it should be noted that performance-accelerated vesting and premium priced options allow fixed plan accounting, whereas performance-vested and indexed options entail certain expensing requirements.

      - Generally vote FOR shareholder proposals that seek to provide for performance based options such as indexed and/or premium priced options.

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SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

      - Generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information. Current SEC requirements only call for the disclosure of the top 5 most highly compensated executives and only if they earn more than $100,000 in salary and benefits.

      - Generally vote FOR shareholder proposals that seek to eliminate outside directors' retirement benefits.

      - Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

GOLDEN AND TIN PARACHUTES

Golden parachutes are designed to protect the employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. Increasingly, companies that have golden parachute agreements for senior level executives are extending coverage for all their employees via "tin" parachutes. The SEC requires disclosure of all golden parachute arrangements in the proxy statement, while disclosure of tin parachutes in company filings is not required at this time.

      - Vote for shareholder proposals to all have golden and tin parachute agreements submitted for shareholder ratification.

      -     Generally vote against all proposals to ratify golden parachutes.

      -     Vote on tin parachutes on a case-by-case basis.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. Recently, a large Rutgers University study of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. The study also found that ESOP companies are also more likely to still be in business several years later, and are more likely to have other retirement-oriented benefit plans than comparable non-ESOP companies.

 Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed "excessive" (i.e. generally greater than five percent of outstanding shares).

                             STATE OF INCORPORATION

VOTING ON STATE TAKEOVER STATUTES

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

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OFFSHORE REINCORPORATIONS & TAX HAVENS

For a company that seeks to reincorporate, we evaluate the merits of the move on a CASE-BY-CASE basis, taking into consideration the company's strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. We believe there are a number of concerns associated with a company looking to reincorporate from the United States to exotic locales such as Bermuda, the Cayman Islands or Panama. The trend of U.S. companies seeking to move offshore appears to be on the rise, and shareholders are just beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

When reviewing a proposed offshore move, we will consider the following factors:

      - Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;

      -     The transparency (or lack thereof) of the new locale's legal system;

      -     Adoption of any shareholder-unfriendly corporate law provisions;

      -     Actual, qualified tax benefits;

      -     Potential for accounting manipulations and/or discrepancies;

      -     Any pending U.S. legislation concerning offshore companies; and

      - Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

Furthermore, PVS will generally support shareholder requests calling for "expatriate" companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

                    CORPORATE RESPONSIBILITY & ACCOUNTABILITY
                 SOCIAL, ENVIRONMENTAL AND SUSTAINABILITY ISSUES

In general, we support social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value. In most cases, we will support proposals that ask for disclosure reporting of additional information that is not available outside the company and that is not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues.

 In determining our vote on social, workplace, environmental, and other related proposals, we specifically analyze the following factors:

      - Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

      -     Percentage of sales, assets, and earnings affected;

      - Degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

      - Whether the issues presented should be dealt with through government or company-specific action;

      - Whether the company has already responded in some appropriate manner to the request embodied in a proposal;

      - Whether the company's analysis and voting recommendation to shareholders is persuasive;

      -     What its industry peers have done in response to the issue;

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      -     Whether the proposal itself is well framed and reasonable;

      - Whether implementation of the proposal would achieve the objectives sought in the proposal; and

      - Whether the subject of the proposal is best left to the discretion of the board.

In general, we support proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company in which they have invested. Requests to report such information merits support.

We will evaluate proposals requesting the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request.

SPECIAL POLICY REVIEW AND SHAREHOLDER ADVISORY COMMITTEES

These resolutions propose the establishment of special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to: shareholder relations, the environment, occupational health and safety, and executive compensation.

      - Support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.

MILITARY SALES

Shareholder proposals from church groups ask companies for detailed reports on foreign military sales. These proposals often can be created at reasonable cost to the company and contain no proprietary data. Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision making.

      - Generally support reports on foreign military sales and economic conversion of facilities.

      - Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

POLITICAL CONTRIBUTIONS REPORTING

We believe employees should not be put in position where professional standing and goodwill within the corporation could be jeopardized as a result of political beliefs. Responsible employment practices should protect workers from an environment characterized by political indoctrination or intimidation. Corporations should not devote resources to partisan political activities, nor should they compel their employees to contribute to or support particular causes. Moreover, we believe it is wise for a corporation to maintain a politically neutral stance as to avoid potentially embarrassing conflicts of interests that could negatively impact the company's brand name with consumers. Shareholders have the right to know about corporate political activities, and management's knowledge that such information can be made publicly available should encourage a company's lawful and responsible use of political contributions.

      -     Support proposals affirming political non-partisanship.

      - Support reporting of political and political action committee (PAC) contributions.

      - Support establishment of corporate political contributions guidelines and reporting provisions.

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EQUAL EMPLOYMENT OPPORTUNITY AND OTHER WORK PLACE PRACTICE REPORTING ISSUES

These proposals generally request that a company establish a policy of reporting to shareholders its progress with equal opportunity and affirmative action programs. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings.

The Equal Opportunities Employment Commission (EEOC) does not release the company's filings to the public unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be very sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

      - Vote FOR proposals calling for action on equal employment opportunity and anti-discrimination.

      - Vote FOR legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance.

      -     Vote FOR non-discrimination in salary, wages, and all benefits.

HIGH-PERFORMANCE WORKPLACE

High-performance workplace practices emphasize employee training, participation, and feedback. The concept of a high-performance workplace has been endorsed by the U.S. Department of Labor and refers to a workplace that is designed to provide workers with the information, skills, incentives, and responsibility to make decisions essential for innovation, quality improvement and rapid response to changes in the marketplace. These standards embrace a "what's good for the worker is good for the company" philosophy. Studies have shown that improvement in human resources practices is associated with increases in total return to shareholders. High-performance workplace standards proposals can include linking compensation to social measures such as employee training, morale and safety, environmental performance and workplace lawsuits.

      - Generally support proposals that incorporate high-performance workplace standards.

NON-DISCRIMINATION IN RETIREMENT BENEFITS

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan and not based on a seniority formula, they may reduce payouts to long term employees who are currently vested in plans.

Cash-balance pension conversions are undergoing congressional and federal agency scrutiny in the wake of high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant policy reform is unlikely in the short-term, business interests are worried enough that the National Association of Manufacturers and other pro-business lobbies are forming a coalition on Capitol Hill to preserve the essential features of the plans and to overturn a recent IRS ruling.

Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that this savings is gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

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      -     Support non-discrimination in retirement benefits.

FAIR LENDING

These resolutions call for financial institutions to comply with fair lending laws and statutes while avoiding predatory practices in their subprime lending. These predatory practices include: lending to borrowers with inadequate income, who will then default; not reporting on payment performances of borrowers to credit agencies; implying that credit life insurance is necessary to obtain the loan (packing); unnecessarily high fees; refinancing with high additional fees rather than working out a loan that is in arrears (flipping); and high pre-payment fees.

      -     Support compliance with fair-lending laws.

      -     Support reporting on overall lending policies and data.

CERES PRINCIPLES

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees.

The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signee to the CERES Principles would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public.

Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources. In addition, environmentally responsible companies stand to benefit from good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company's financial well being.

Many companies have voluntarily adopted these principles. PVS supports proposals that improve a company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.

      -     Vote FOR the adoption of the CERES Principles.

      - Vote FOR adoption of reports to shareholders on environmental issues.

MACBRIDE PRINCIPLES

These resolutions call for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland's Catholic community faces much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will

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promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles will stabilize the situation and promote further investment.

      - Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

CONTRACT SUPPLIER STANDARDS

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health, and other basic labor protections. PVS will generally support proposals that:

      - Seek publication of a "Worker Code of Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees' wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights.

      - Request a report summarizing the company's current practices for enforcement of its Worker Code of Conduct.

      - Establishes independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct.

      - Create incentives to encourage suppliers to raise standards rather than terminate contracts.

      - Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees.

      - Request public disclosure of contract supplier reviews on a regular basis.

      - Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor, or that fail to comply with applicable laws protecting employees' wages and working conditions.

CORPORATE CONDUCT, HUMAN RIGHTS, AND LABOR CODES

PVS generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the "Declaration on Fundamental Principles and Rights At Work," ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities.

      - Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China).

      -     Support the implementation and reporting on ILO codes of conduct.

      - Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

INTERNATIONAL FINANCIAL RELATED

The rise of globalization has put increasing importance on the need for US companies to periodically monitor their business operations abroad. As a means to preserve brand integrity and protect against potentially costly litigation and negative public relations, PVS generally supports shareholder proposals which call for a report on the company's core business policies and procedures of its operations outside the United States. Many of the resolutions which address a company's international policies can include: impact of Foreign Direct Investment (FDI) in emerging market economies; corporate safeguards against money laundering; economic de-stabilization concerns; relationships with international financial institutions (IFIs); and product sales/marketing abroad (i.e., tobacco, pharmaceutical drug pricing).

      - Generally support proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company's short and long-term bottom-line.

                                   APPENDIX I

                            WADDELL & REED INVESTMENT

                               MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY

                              PROXY VOTING POLICIES

\
                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

                            GENERAL POLICY STATEMENT

      It is the policy of both Waddell & Reed Investment Management Company ("WRIMCO") and Waddell & Reed Ivy Investment Company ("WRIICO") (hereinafter referred to as the "Investment Manager") to review each issue of each proxy solicited by security issuers whose securities are held in any client portfolio and to vote each proxy issue in the best interest of the client and/or the client's plan participants. All proxies received will, whenever possible, be voted and transmitted by means necessary to ensure timely receipt by the tabulating agent prior to the annual or special meeting of shareholders.

      An annual report to the client and/or trustees of any plan client regarding proxies voted on shares held in that plan's investment portfolio will be provided upon request within three business days of such request. Written records of all proxies received and a copy of any report made to trustees will be maintained in client files. In addition, a record of each client's written request for copies of their respective proxy voting records and the Investment Manager's written response to any written or oral request will be kept by the Investment Manager.

      The Investment Manager welcomes inquiries and input on any specific proxy issue of concern to any client, the trustees of any client plan or their authorized representatives.

      The following state the general policies of the Investment Manager; however, exceptions to the policies may be deemed appropriate.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

           "EXCLUSIVE BENEFIT" INVESTING & PROXY VOTING FOR FIDUCIARY
                                  SHAREHOLDERS

      It is the Investment Manager's responsibility to vote proxy issues solely in the best interests of the clients to whom it has a fiduciary responsibility. In doing so, it is the Investment Manager's policy to consider the economic cost or benefit to the clients as investors. The role of shareholders in corporate governance is typically limited. A majority of the decisions regarding the daily operations and business strategies of most corporations, including the businesses in which the corporation is engaged, the manner and means in which the corporation chooses to do business, and the determination of the users of its products and services, should primarily be left to management's discretion. It is the Investment Manager's policy that the shareholder should become involved with these matters only when management has failed and the corporation's performance has suffered, or to protect the rights of shareholders to act.

      Some shareholders use the proxy voting process as a platform to reflect political, moral or religious beliefs. Although the Investment Manager may share the beliefs expressed by means of these proposals, as fiduciaries charged with investing for the exclusive benefit of the clients the Investment Manager serves, as a practical matter, it is impossible for the Investment Manager's decisions in these matters to reflect the divergent views of the plan participants. The Investment Manager generally restricts its consideration of a proposal to the economic viewpoint and the effect of the proposal on share value.

      The above notwithstanding, it is not the Investment Manager's intent to consider only the immediate impact of each proposal on the corporation's bottom line. For example, corporations would save money by not having independent directors, who must be compensated. It is clear, however, that it is in the best interest of shareholders to have their interests represented by directors independent of management. Consequently, the Investment Manager recognizes that, while economic factors are of material concern, other considerations may in some cases be of equal or greater importance with respect to the security of shareholders' investments over the longer term.

      The following are the general proxy voting policies for clients of the Investment Manager. The policies are intended to be guidelines only and each vote will be analyzed based upon all relevant factors; therefore, a vote may vary from the guidelines from time to time.

                          CONFLICTS OF INTEREST BETWEEN
                     THE INVESTMENT MANAGER AND ITS CLIENTS

      The Investment Manager will use the following three-step process to identify and address conflicts of interest:

      (1) The Investment Manager will attempt to identify any potential conflicts of interest;

      (2) The Investment Manager will then determine if the conflict as identified is material; and

      (3) The Investment Manager will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of clients and are not the product of a material conflict.

I. Identifying Conflicts of Interest

      The Investment Manager will evaluate the nature of its relationships to assess which, if any, might place the interests of the Investment Manager, as well as those of its affiliates, in conflict with those of the client or the fund's shareholders on a proxy voting matter. The Investment Manager will review any potential conflicts that involve the following three general categories or any other known conflict to determine if there is a conflict:

- BUSINESS RELATIONSHIPS - The Investment Manager will review any situation for a material conflict where it (or an affiliate) manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it (or an affiliate) is actively soliciting any such business from a company; or if the Investment Manager has determined that it (or an affiliate) otherwise has a similar significant relationship with a third party.

- PERSONAL RELATIONSHIPS - The Investment Manager will review any situation where it (or an affiliate) has a personal relationship with Management or other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists;

- FAMILIAL RELATIONSHIPS - The Investment Manager will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists; and

      Any person with knowledge of a potential conflict of interest of the Investment Manager (or its affiliates) for a particular item shall disclose that conflict to the Director of Research of the Investment Manager. Any person with a known potential conflict of interest for a particular item shall disclose that conflict to the Director of Research and otherwise remove himself or herself from the proxy voting process with respect to that item. The Investment Manager or the Director of Research will also review all known relationships of portfolio managers and senior management for potential conflicts. The Investment Manager will designate an individual or committee to review all proxies to be voted by the Investment Manager on behalf of a client and identify any potential conflicts of interest on an ongoing basis.

II. "Material Conflicts"

      The Investment Manager will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, the Investment Manager will determine materiality based on the reasonable likelihood that they would be viewed as important by the average shareholder.

      III. PROCEDURES TO ADDRESS MATERIAL CONFLICTS

      The Investment Manager will use the following techniques to vote proxies that have been determined to present a "Material Conflict."

- USE A PROXY VOTING SERVICE FOR SPECIFIC PROPOSALS - As a primary means of voting Material Conflicts if no client direction is provided the Investment Manager will vote per the recommendation of an independent proxy voting service (Institutional Shareholder Services ("ISS") or another independent third party if a recommendation from ISS is unavailable).

- CLIENT DIRECTED - If the Material Conflict arises on a proxy to be voted for a third party account and the client provides voting instructions on a particular vote, the Investment Manager will vote according to the directions provided by the client.

- USE A PREDETERMINED VOTING POLICY - If no directives are provided by either ISS or the client, the Investment Manager may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a Material Conflict and the Investment Manager uses a predetermined voting policy, the Investment Manager will not be permitted to vary from the established voting policies established herein.

- SEEK BOARD GUIDANCE - Finally, if the Material Conflict does not fall within one of the situations referenced above, the Investment Manager may seek guidance from the client or the fund's board of directors on voting the proxy for such matters. Under this method, the Investment Manager will disclose the nature of the conflict to client or the fund board and obtain consent or direction to vote the proxies.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

                         SECTION 1 - PROXY SYSTEM ISSUES

ITEM 1.1. - CONFIDENTIAL VOTING & INDEPENDENT INSPECTIONS.................................................     5

ITEM 1.2. - EQUAL PROXY ACCESS PROPOSALS..................................................................     6

ITEM 1.3. - BUNDLED PROXY PROPOSALS.......................................................................     7

ITEM 1.4. - ABSTENTION VOTE PROPOSALS.....................................................................     8

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM 1.1. CONFIDENTIAL VOTING & INDEPENDENT INSPECTIONS

Policy We will vote FOR proposals requiring that proxy voting tabulations identifying shareholders and how they voted be kept confidential and that tabulations be made by an independent third party.

Reasons In an open system with access to how individual shareholders voted, management could attempt to influence the vote outcome by contacting shareholders and trying to persuade them to change their vote. While we do not believe that active coercive pressure is common, some shareholders or fiduciaries with proxy voting responsibilities might feel threatened by the fear of a retaliatory reaction to a vote against management that could affect current or prospective business relationships.

            Alternatively, a confidential proxy tabulation procedure could hinder the ability of the corporation to communicate effectively with the shareholders. We do not believe this to be the case. While management should be allowed to learn which shareholders have or have not voted, there is no reason for them to know how the votes were cast. We further believe that a confidential procedure can be obtained at a reasonable cost (many corporations have such a procedure), and that the protection afforded to shareholders is worth the expense.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM 1.2. EQUAL PROXY ACCESS PROPOSALS

Policy We will vote AGAINST proposals providing shareholders with access to the proxy statement in order to present their views or positions on issues being presented for shareholder vote in the proxy statement.

Reasons Although this proposal appears to provide shareholders with the opportunity for increased input on corporate governance and the opportunity to entertain alternative viewpoints, the policy raises several material administrative concerns. These include matters of time (as to notice and response), volume (as to the potential for a vast number of statements submitted for inclusion), decision (as to which shareholder statements should be included) and corporate exposure (as to the potential for false and misleading information).

          Because of the complexity and administrative difficulty associated with such a practice and the potential for serious deterioration of the proxy statement as a communication channel between a corporation and its shareholders, we believe this proposal is not in the best interest of shareholders. We do support, however, legislative and regulatory efforts to improve the information required to be included in the proxy statement, to ease the restrictions for shareholder proposals to be included in the proxy statement, and to establish controlled procedures which allow greater participation in corporate governance.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM 1.3. BUNDLED PROXY PROPOSALS

Policy We will examine two or more proxy proposals "bundled" together and submitted to shareholders as one proposal on a CASE-BY-CASE basis.

Reasons In some cases, it is appropriate for related proposals to be bundled together. However, certain corporations have bundled together proposals that should be considered separately. In some cases, these separate proposals have had substantially different potential impact on the ability of shareholders to participate in corporate governance.

          We will separately evaluate each proposal in a bundled proposal and will generally vote FOR a bundled proposal only if we would vote FOR each proposal separately. However, one proposal in a bundled proposal might be so important as to override our objection to another element and cause us to vote for the bundled proposal when we otherwise would not.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM 1.4. ABSTENTION VOTE PROPOSALS

Policy We will vote FOR proposals which recommend that votes to abstain not be counted as votes cast, unless inclusion of abstention votes is required by state law.

Reasons The shareholder vote required to pass proxy proposals is generally prescribed by state law, and some of these laws require a "majority of votes cast" at the shareholder meeting. Common practice is to interpret votes "cast" to mean all votes for, against, or to abstain. This proposal ignores the abstention votes in calculating whether a proposal passes or fails; in other words, a decision would be on the basis of votes "for" versus votes "against."

          The argument supporting this proposal assumes that shareholders who feel strongly about an issue will vote for or against, and not vote to abstain. Shareholders who vote to abstain should be treated the same as shareholders who do not vote at all. While we recognize the need to consider abstention votes for quorum requirements, we think that proxy proposals should be decided on the basis of votes cast for or against.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

                      SECTION 2 - BOARD OF DIRECTORS ISSUES

ITEM 2.1. - SIZE OF THE BOARD OF DIRECTORS................................................................   10

ITEM 2.2. - OUTSIDE VERSUS INSIDE DIRECTORS...............................................................   11

ITEM 2.3. - DIRECTORS' TERM OF OFFICE.....................................................................   12

ITEM 2.4. - CLASSIFIED BOARD OF DIRECTORS.................................................................   13

ITEM 2.5. - CUMULATIVE VOTING FOR DIRECTORS...............................................................   15

ITEM 2.6. - VOTING ON DIRECTOR NOMINEES...................................................................   16

ITEM 2.7. - PROXY CONTESTS FOR ELECTION OF DIRECTORS......................................................   17

ITEM 2.8. - COMPENSATION OF DIRECTORS.....................................................................   18

ITEM 2.9. - LIABILITY PROTECTION & INDEMNIFICATION
            OF DIRECTORS..................................................................................   19

ITEM 2.10. - MANDATORY RETIREMENT OF DIRECTORS............................................................   20

ITEM 2.11. - STOCK OWNERSHIP REQUIREMENT FOR DIRECTORS....................................................   21

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM 2.1. SIZE OF THE BOARD OF DIRECTORS

Policy We will generally vote AGAINST proposals which limit shareholder ability to change the size of the Board of Directors (the "Board"). An exception might be made if the corporation is under special circumstances and the proposed restriction will last for a limited time, generally two years or less.

Reasons Management arguments in favor of such a proposal cite concerns about a dominant shareholder's ability to engage in worse-case scenario activities that were not in the other shareholders' best interests if the restriction didn't exist, but generally ignore circumstances under which a dominant shareholder might seek the ability to effect positive change.

          Although we generally believe that the shareholders are the owners of the corporation and the group to whom the directors are responsible, we recognize that there may be certain times and special circumstances that such a limitation may in fact be in the best interest of shareholders. In these cases, the limitation should be of short duration.

Policy We will generally vote FOR proposals to increase or decrease the size of the Board as long as we believe that the reasons for the change reflect the best interests of the shareholders.

Reasons There are many reasons why the size of the Board may legitimately need to be changed. Corporate growth may require an increase in the number of directors to be able to properly direct and monitor the corporation's activities. Likewise, a Board can be too cumbersome and need streamlining for efficiency. It is possible, however, for a Board to institute change for reasons that may not be in the best interest of shareholders, such as increasing the number of directors to make a takeover less likely or decreasing to freeze out a shareholder activist. We will be guided by our belief as to the motivations for the proposal.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM 2.2. OUTSIDE VERSUS INSIDE DIRECTORS

Policy We will vote FOR proposals requiring that a majority of the Board be outside directors.

Policy We will vote FOR proposals that major committees of the Board, such as audit, compensation and nominating committees, be comprised exclusively of outside directors.

Reasons Outside directors generally bring to the Board the highest degree of objectivity and an independent perspective regarding the issues facing the corporation. Directors' responsibilities include issues that directly impact management, such as executive compensation policies and responding to takeover offers. We believe that a majority of the Board should be free from conflicts of interest inherent in issues such as these.

          We also believe that certain committees of the Board should consist entirely of outside directors for the purpose of best protecting shareholder interests.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM 2.3. DIRECTORS' TERM OF OFFICE

Policy We will vote AGAINST proposals to limit the tenure of outside directors.

Reasons While we tend to agree that the fresh outlook new directors can bring to the Board is in many cases of benefit to the shareholders, there are other factors that must be considered as well, such as experience, continuity and stability.

          A tenure limit has the potential to harm shareholder interests, especially at times when the Board needs experience, continuity and stability the most. We believe shareholders have adequate opportunity to evaluate and vote on individual directors and their tenure by retaining the right to elect directors annually.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM 2.4. CLASSIFIED BOARD OF DIRECTORS

Policy We will vote AGAINST proposals seeking to classify the Board into three classes with staggered terms of office.

Policy We will vote FOR proposals requesting the election of all directors annually and not by classes or with staggered terms of office.

Reasons The practice of dividing the Board of Directors into three classes and electing approximately one-third of the directors each year has been adopted by some corporations and continues to be proposed by others.

          Management agreements favoring classification generally include a position that staggered terms help ensure the presence of a majority of directors familiar with corporate operations, which would benefit shareholders by providing experience, continuity and stability. In addition, management purports that a classified Board would strengthen the position of the Board in dealing with "abusive tactics" used in takeover activities.

          Shareholder proposals, prevalent in cases where a classified Board has been previously adopted, take the position that classification makes it more difficult to change the composition of the Board. Obviously, two shareholder meetings would be required to change a majority of the Board. Proponents of annual election of all directors contend that shareholders should have the opportunity to determine the entire Board membership each year.

          We believe that annual election of directors is desirable for the following reasons:

          A. We believe that, under normal circumstances and without reason to do so otherwise, shareholders will tend to re-elect the directors proposed, thus ensuring continuity and stability.

                    Continued on next page ...

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

                Continued from previous page ...

        B. We believe shareholders should have the ability to change a majority of the Board if circumstances so warrant, without having to utilize two shareholder meetings to do so.

        C. We agree that a classified Board provides anti-takeover protection; however, there are clearly times when a corporate takeover might be to the material benefit of shareholders. We believe that this factor outweighs other considerations.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM 2.5. CUMULATIVE VOTING FOR DIRECTORS

Policy We will vote AGAINST proposals requiring the provision for cumulative voting in the election of directors.

Reasons Cumulative voting means that each shareholder is entitled to as many votes as shall equal the number of shares owned multiplied by the number of directors being elected, and that the shareholder may cast all votes for a single candidate or any two or more of them as the shareholder sees fit.

          Cumulative voting may allow a minority group of shareholders to cause the election of one or more directors. This can be good or bad depending on the relation of the outcome to the best interest of all shareholders. The minority group may tend to represent only the special interests of that group. We believe that the privilege of cumulative voting has often been used to further the interests of a few without regard for the interests of the entire body of shareholders. Accordingly, it is our position that directors should be elected based on the shareholder having one vote for each share held.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM 2.6. VOTING ON DIRECTOR NOMINEES

Policy    We will vote on director nominees on a CASE-BY-CASE basis.

Reasons In an uncontested election there is not a list of directors from which shareholders may choose. Rather, shareholders are given a list of nominees selected by management and the Board and asked to vote "for" the slate or, if they choose, to "withhold" votes from individual nominees. Generally, there is little information available concerning individual directors, especially non-management directors. Information on directors should become more readily available as corporate governance evolves.

          Currently, we would generally vote against a slate of directors or withhold our votes from individual directors if we had reason to believe:

          A. The Board has taken an action which we felt was clearly negligent.

          B. An individual director was for any reason unfit to serve in that capacity.

          C.        An individual director had a clear conflict of interest.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM 2.7. PROXY CONTESTS FOR ELECTION OF DIRECTORS

Policy We will evaluate each contested election of directors on a CASE-BY-CASE basis.

Reasons A contested election generally means that two groups, management and an outside dissident group, have each issued a proxy statement and proxy card. While the other issues on the two cards may be identical, the director nominee slates are usually different, as the dissident group offers nominees it expects to support its goals and programs.

          A thorough evaluation of what each side is offering to shareholders must be performed, including the likelihood of each group being able to accomplish their promises. The evaluation will include a review of the track record of both management and the dissident group. The decision must ultimately be made based upon our expectation of achievable value.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM 2.8. COMPENSATION OF DIRECTORS

Policy We will generally vote FOR proposals relating to the compensation of directors, including stock-based compensation in the case of non-employee directors, so long as the proposals are reasonable as to terms and amounts.

Policy We will vote AGAINST proposals relating to the provision of retirement benefits to outside directors.

Reasons We believe that it is in the best interests of shareholders that directors be fairly compensated for the time, effort and expense required to perform their responsibilities. This is necessary to attract and retain quality directors.

          The use of stock or stock option awards is a reasonable means of providing such compensation and also aligns the interests of the outside director with those of the shareholders. These plans generally include restrictions on the exercise of options granted thereunder or the subsequent sale of shares.

          However, concerning retirement plans, outside directors should be thought of as independent contractors; they are not employees, full-time or otherwise. Most proposed director plans base retirement benefits on the length of time the director has served on the Board which puts at risk the independent nature of the role of the outside director.

\
                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM 2.9. LIABILITY PROTECTION & INDEMNIFICATION OF DIRECTORS

Policy Management proposals relating to the limitation or elimination of the personal liability of directors and officers to the corporation or its shareholders for monetary damages and/or to indemnify directors under an indemnity agreement will be examined on a CASE-BY-CASE basis.

Policy We will vote AGAINST proposals to limit or eliminate liability for monetary damages for violating the duty of care.

Policy We will vote AGAINST indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention.

Reasons The incidence of litigation seeking to impose liability on directors of publicly-held corporations has increased in recent years. The cost of defending or settling these actions is typically beyond the means of the directors named.

          Historically, insurance policies for directors & officers could be secured for protection against liability; however the cost of such policies has risen dramatically, if such coverage is available at all.

          The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. We will support such protection so long as it does not exceed reasonable standards.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM 2.10.  MANDATORY RETIREMENT OF DIRECTORS

Policy Proposals to approve an amendment to the bylaws which requires directors to retire from the Board at or about age 70 will be examined on a CASE-BY-CASE basis.

Policy We would generally vote AGAINST proposals for the adoption of a mandatory retirement policy for directors.

Reasons Our examination of such proposals will include consideration of the magnitude and timing of the effect on the current Board, and an attempt to determine the reasons for the proposal. Management may propose to remove one or more directors that management believes is no longer able to serve effectively. Management is in a better position than shareholders to realize this circumstance and the opportunity for fresh ideas and input would be in the shareholders' best interest in this case.

            However, it is possible that management may be seeking to replace a director who is actively and independently supporting the shareholders' best interests, refusing to rubber-stamp management's desired actions. In such circumstance, it would clearly be in the best interest of shareholders to vote against such a proposal.

            In general, we believe management is in the best position to decide retirement policy. We would tend to vote FOR such a shareholder proposal only if we felt that management's lackluster record could best be turned around by this means.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  2.11. STOCK OWNERSHIP REQUIREMENT FOR DIRECTORS

Policy We will vote AGAINST proposals requiring a minimum stock ownership position on the part of directors, whether in shares or at some level of market value.

Reasons We do not oppose stock ownership by directors; rather we believe that stock ownership tends to align the interests of directors and shareholders. The inflexible requirement usually found in these proposals, however, is not in the best interest of shareholders. A mandatory requirement for stock ownership may preclude the corporation from acquiring the services of an otherwise qualified director.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

                     SECTION 3 - CORPORATE GOVERNANCE ISSUES

ITEM 3.1.  - RATIFICATION OF AUDITORS...........................................  23

ITEM 3.2.  - SHAREHOLDER RIGHT TO CALL SPECIAL MEETINGS.........................  24

ITEM 3.3.  - SHAREHOLDER RIGHT TO TAKE ACTION BY WRITTEN CONSENT................  25

ITEM 3.4.  - SUPER-MAJORITY VOTE REQUIREMENTS...................................  26

ITEM 3.5.  - MERGERS, ACQUISITIONS & OTHER BUSINESS COMBINATIONS................  27

ITEM 3.6.  - AUTHORIZING ADDITIONAL COMMON STOCK................................  28

ITEM 3.7.  - PREFERRED STOCK AUTHORIZATION......................................  29

ITEM 3.8.  - UNEQUAL VOTING RIGHTS..............................................  30

ITEM 3.9.  - PREEMPTIVE RIGHTS..................................................  31

ITEM 3.10. - FAIR PRICE PROVISIONS..............................................  32

ITEM 3.11. - PAYMENT OF "GREENMAIL".............................................  33

ITEM 3.12. - RIGHTS PLANS ("POISON PILLS")......................................  34

ITEM 3.13. - STAKEHOLDER PROVISIONS.............................................  35

ITEM 3.14. - TARGETED SHARE PLACEMENTS..........................................  36

ITEM 3.15. - RIGHTS OF APPRAISAL................................................  37

ITEM 3.16. - STATE OF INCORPORATION.............................................  38

ITEM 3.17. - CHANGE OF CORPORATE NAME...........................................  39

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  3.1.  RATIFICATION OF AUDITORS

Policy We will generally vote FOR the ratification of the appointment of independent accountants/auditors, unless reasons as discussed below exist which cause us to vote against the appointment.

Reasons If there is a change in auditors from the previous year we will attempt to determine the reason for the change. Sometimes management will obtain a letter from the previous auditor that states that the change is not being made because of a disagreement between the auditing firm and management. We approve of such disclosure in the proxy statement.

            If the auditing firm relationship is continuing, we would vote against the appointment of independent accountants/auditors only if we had reason to believe:

            A. The auditing firm had become complacent in the performance of its duties.

            B. The auditing firm was for any reason unfit to serve in that capacity.

            C.    The auditing firm had a clear conflict of interest.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  3.2.  SHAREHOLDER RIGHT TO CALL SPECIAL MEETINGS

Policy We will generally vote AGAINST proposals to restrict or prohibit the right of shareholders to call special meetings.

Policy We will generally vote FOR proposals to allow or reduce restrictions on the right of shareholders to call special meetings.

Reasons Restricting the ability of shareholders to call a special meeting insulates the Board from the will of the shareholders to whom it is responsible and, in our opinion, transfers corporate governance rights to management which rightfully belong to shareholders. We believe that corporate governance rights of shareholders should not be restricted to once a year, which is particularly important in the case of a takeover attempt.

            The implementation of such a plan is clearly intended as an anti-takeover device. Shareholders may be denied the opportunity to respond to an offer which they find attractive if the right to call a special meeting is denied.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  3.3.  SHAREHOLDER RIGHT TO TAKE ACTION BY WRITTEN CONSENT

Policy We will generally vote AGAINST proposals to amend the Articles of Incorporation to require that any shareholder action be taken only at a meeting of shareholders.

Policy We will generally vote FOR proposals which provide for the right of shareholders to take action by written consent.

Reasons This proposal seeks to eliminate the right of shareholders to take action by written consent signed by the holders of securities sufficient to take such an action at a shareholder meeting.

            As in the case of shareholder right to call a special meeting, we feel that the protection of the corporate governance rights of shareholders is best accomplished if the shareholders have the ability to take action at other than annual meetings.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  3.4.  SUPER-MAJORITY VOTE REQUIREMENTS

Policy We will generally vote AGAINST proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

Policy We will generally vote FOR proposals to lower supermajority vote requirements to amend charter or bylaw provisions, or to approve mergers or other significant business combinations.

Reasons Certain management proposals calling for an amendment to the corporation's Charter, Bylaws or Articles of Incorporation include a provision whereby a vote of more than a majority of shares would be required to subsequently amend the current proposal or other matters. Usually, these anti-takeover provisions require an affirmative vote of the holders of from 66 2/3% to 85% of the shares eligible to vote.

            It is our position that such proposals are inherently not in the best interests of shareholders, believing that a majority of shareholders, the owners of the corporation, are entitled to govern. Consequently, we would generally oppose such proposal unless the nature of the proposal requiring a supermajority vote is sufficiently important to the best interest of the shareholders.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  3.5.  MERGERS, ACQUISITIONS & OTHER BUSINESS COMBINATIONS

Policy Proposals seeking approval of a merger between the corporation and other entities and related matters, or relating to acquisitions of or by the corporation will be examined on a CASE-BY-CASE basis.

Reasons We will review all available information relating to any proposed merger or acquisition to determine its potential impact on shareholders. If we determine such action to be in the shareholders' best interest, we will vote FOR such a proposal.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  3.6.  AUTHORIZING ADDITIONAL COMMON STOCK

Policy We will generally vote FOR proposals to authorize an increase in the number of authorized shares of common stock.

Reasons Often an increase in the number of authorized common shares is desirable, sometimes in conjunction with a stock split designed to make the stock, at a reduced price, more widely available in a broader market. Additionally, the availability of a sufficient number of shares gives management the flexibility to obtain equity financing for many purposes, including acquisitions.

            While there are anti-takeover uses for excess available shares, we believe that the necessity of financing flexibility overrides these other concerns. We tend to oppose anti-takeover devices in general and believe that there are other means of protection against anti-takeover provisions.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  3.7.  PREFERRED STOCK AUTHORIZATION

Policy Proposals to authorize new classes of preferred stock, or to increase the number of authorized shares of preferred stock, will be examined on a CASE-BY-CASE basis.

Reasons On occasion, management seeks to issue a new class of stock, usually a preferred issue. Although there are sound business purposes for the use of preferred stock, which we support, we believe that the terms of the preferred issue, including voting, conversion, distribution and other rights should be made clear at the time approval is requested. If these terms are not identified, in which case the issue is referred to as "Blank Check Preferred Stock", we will vote against efforts to authorize the issue or increase the number of shares authorized under such an outstanding issue.

            Blank Check Preferred Stock is a powerful anti-takeover defense tool, as management is given the power and discretion to set terms, such as superior voting rights, which are attached to shares typically sold into "friendly" hands to oppose a takeover attempt. We generally oppose such barriers to hostile offers, preferring instead to have such offers fully considered by shareholders.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  3.8.  UNEQUAL VOTING RIGHTS

Policy We will generally vote AGAINST proposals authorizing or issuing shares with superior or otherwise unequal voting rights.

Policy We will generally vote FOR proposals calling for the rescission of shares or classes of shares which have superior voting rights.

Reasons The term "unequal voting rights" can apply in a number of different situations, the most common of which is dual-class voting. This refers to corporations with two different classes of voting stock, one of which carries more votes per share than the other; for example, Class A Common may have one vote per share while Class B Common has ten votes per share. Another type is time-phased voting, where voting rights increase with the length of time the shares are owned by a single investor, then revert to the minimum number of votes when the shares are traded. Other corporations have set a limit on the number of votes which may be cast by a single shareholder. All of these types of voting arrangements were created to give an ownership advantage to an individual or group, such as in the case of a family business going public.

            While some of these arrangements have been eliminated by law or regulation, those corporations where such arrangements already existed were not required to restructure. Also, there is no guarantee that such rules will not again be changed. In general, it is our belief that the "one share, one vote" process that is prevalent in publicly held corporations is in the best interest of shareholders.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  3.9.  PREEMPTIVE RIGHTS

Policy We will generally vote AGAINST proposals to restore preemptive rights to existing shareholders.

Reasons With preemptive rights, or preferential subscription rights, existing shareholders may purchase additional shares of a corporation's stock before it is offered to the public. This right originated at a time when corporations were small and a relatively small number of shareholders held the stock.

            In today's market of large corporations, there are large numbers of shareholders holding the corporations stocks which are widely traded on the various stock exchanges. Shareholders may readily maintain their interest in the corporation through normal market purchases.

            We believe that there is no significant shareholder benefit from preemptive rights. Further, the corporation may incur material additional expense from the administration of such a program, and may be limited in its ability to act quickly in the often volatile security markets. Either of these occurrences may be to the detriment of shareholders' best interests.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  3.10. FAIR PRICE PROVISIONS

Policy We will generally vote FOR proposals to adopt a fair price provision, if the shareholder vote requirement included in the provision calls for no more than a majority of the disinterested shares. We will vote AGAINST all such provisions that require more than a majority vote.

Policy We will vote FOR proposals to lower the supermajority shareholder vote requirement included in existing fair price provisions, or to submit the fair price provision to a shareholder vote.

Reasons Fair price provisions are legitimately used to allow a bidder to consummate a merger or acquisition without Board approval or a shareholder vote as long as the offer satisfies the price requirement contained in the provision. The common requirement is that the acquirer must pay the same share price to minority shareholders as was paid to gain a controlling interest.

            The protection afforded by a fair price provision applies primarily to a two-tier offer. Normally, the acquirer will first offer to pay a premium and accept only a sufficient number of shares in the first tier to acquire control, and will offer to pay cash for those shares. In the second tier, those shareholders who remain may be offered a lower price which may also include securities rather than cash. Typically, shareholders will rush to tender their shares whether or not the offer is in their best interest to avoid being caught in the second, and less desirable, tier. We feel this two-tier, front-end loaded tender offer is inherently coercive and abusive and believe that a properly constructed fair price provision is probably the best defense against it.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  3.11. PAYMENT OF "GREENMAIL"

Policy      We will vote FOR proposals to prohibit the payment of "Greenmail".

Reasons The term "Greenmail" applies to a situation where a corporation offers to buy shares of its stock from an individual investor or group of investors at a price not offered to all shareholders, often in excess of the prevailing market price. This usually occurs when an unfriendly investor or group has acquired a significant position in the corporation's securities and may have announced an intention to acquire control.

            We believe that the payment of such an excess price to specific shareholders without offering the same price to minority shareholders is inequitable and unfair to such minority shareholders.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  3.12. RIGHTS PLANS ("POISON PILLS")

Policy We will generally vote AGAINST proposals for the adoption of a Shareholder Rights Plan (sometimes "Purchase Rights Plan").

Policy We will generally vote FOR proposals requiring the corporation to redeem the rights granted under a previously adopted Shareholder Rights Plan, or to submit the Plan to a vote of the shareholders.

Reasons Shareholder Rights Plans provide certain rights to purchase new shares which are exercisable in the event an unsolicited offer made by a third party to acquire the corporation takes place. These plans are often adopted by the Board without being submitted for shareholder approval. The Plan is generally intended to protect the shareholders against unfair or coercive takeover tactics.

            Positions taken against such Plans point out that the effect of these plans is to deny shareholders the right to decide these important issues, a basic right of ownership, and the opportunity to sell their shares at advantageous prices to potential bidders.

            As previously stated, we believe that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  3.13  STAKEHOLDER PROVISIONS

Policy We will vote AGAINST proposals allowing the Board to consider stakeholder interests when faced with a takeover offer.

Policy We will vote FOR proposals to remove existing charter and bylaw provisions allowing the Board to consider stakeholder interests when faced with a takeover offer.

Reasons The stakeholder concept promotes the belief that corporations owe a duty to constituencies other than shareholders, including local communities, employees, suppliers and creditors. Such a duty is undeniable; we fully believe that corporations have certain social and legal responsibilities that cannot be ignored. These might include the obligation to provide a safe workplace and to pay creditors responsibly.

            This issue has developed into one of accountability. We believe that our legal and economic system is soundly based on the accountability of corporate managers to the shareholders whose capital is at risk. While we recognize the obligations of the corporation to its other constituents, we cannot support provisions which undermine the principle that the first responsibility of directors is to the shareholder.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  3.14. TARGETED SHARE PLACEMENTS

Policy We will examine proposals requesting that corporations first obtain shareholder authorization before issuing voting stock, warrants, rights or other securities convertible into voting stock, to any person or group, unless the voting rights at stake in the placement represent less than five percent of existing voting rights, on a CASE-BY-CASE basis.

Reasons One of the more powerful takeover defenses developed by management is the placement of large blocks of stock into friendly hands. In some cases, the benefits gained by the "white knight" have included significant monetary advantages and preferential treatment not offered to other shareholders. This is clearly not in the best interest of the other shareholders.

            Generally, we would vote FOR the type of shareholder proposals stated above, but we also recognize that for certain corporations and in certain circumstances we might choose to do otherwise when we felt the best interests of the shareholders so warrant.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  3.15. RIGHTS OF APPRAISAL

Policy We would vote FOR proposals to provide rights of appraisal to dissenting shareholders.

Reasons Rights of appraisal provide shareholders who do not approve the terms of a merger the right to demand a judicial review to determine a fair market value for their shares. In certain cases, particularly without a fair price provision, rights of appraisal might be the only remedy of dissatisfied shareholders.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  3.16. STATE OF INCORPORATION

Policy Proposals to change a corporation's state of incorporation will be examined on a CASE-BY-CASE basis.

Policy Proposals to opt-in or opt-out of state anti-takeover statutes will also be examined on a CASE-BY-CASE basis.

Reasons On occasion, a corporation will seek to change its state of incorporation. Although we generally believe management should have the right to make this determination, some states, in order to increase state revenues, have instituted laws and regulations meant to lure corporations to change their domicile, sometimes contrary to the best interest of corporate shareholders. A careful evaluation is necessary to determine the impact of such a change on shareholders' ability to maintain their rights of corporate governance.

            Some states also have certain statutes, including anti-takeover statutes, which corporations may adopt or reject as they choose. This has given rise to management attempts to opt-in and shareholder efforts to opt-out of these statutes. Again, a careful evaluation as to shareholders' best interest is required.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  3.17. CHANGE OF CORPORATE NAME

Policy We will generally vote FOR proposals to amend the Articles of Incorporation whereby the corporation shall change its name.

Reasons A name change is usually related to a merger or acquisition and/or reflects the corporation's desire to have the corporate name more accurately reflect its primary business activity or entity. Unless for some reason we feel the name change will be so detrimental to the business as to negatively affect share value, we would support such a change.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

                      SECTION 4 - EXECUTIVE/EMPLOYEE ISSUES

ITEM 4.1. - LONG-TERM INCENTIVE PLANS...........................................  41

ITEM 4.2. - SEVERANCE AGREEMENTS ("GOLDEN PARACHUTES")..........................  42

ITEM 4.3. - EMPLOYEE STOCK OWNERSHIP PLANS......................................  43

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  4.1.  LONG-TERM INCENTIVE PLANS

Policy Proposals to approve or amend various incentive compensation plans, savings & investment plans, stock purchase plans, or similar plans for officers and employees will be evaluated on a CASE-BY-CASE basis.

Reasons In an effort to attract and retain qualified officers and employees, corporations must develop and maintain a competitive compensation program, which may include salaries and other cash or equity-based elements of compensation. We will generally vote FOR such plans if we believe they are reasonable.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  4.2.  SEVERANCE AGREEMENTS ("GOLDEN PARACHUTES")

Policy Proposals to ratify, cancel or submit for shareholder approval various executive severance agreements will be examined on a CASE-BY-CASE basis.

Reasons Executive severance agreements, commonly referred to as "golden parachutes," represent a special kind of employment agreement for executives and key employees that provide severance payments in the event of termination (voluntary or involuntary) following a change in control of the corporation.

            We believe that it would be difficult to attract and retain competent senior managers, especially in the prevailing environment of proxy contests and hostile takeovers, without severance agreements for executives who are at considerable risk in the event an outsider gains control. Additionally, during a change of control shareholders need executives to focus their attention on managing the business, not seek new and more secure employment.

            Accordingly, it is our opinion that severance agreements are generally necessary and in the best interest of shareholders, and should be accepted as a cost of having senior management available to operate the corporation on a day-to-day basis. We do believe that the examination of these proposals should include consideration of change-in-control benefits in the corporation's long-term incentive plans, that participation should be limited to key employees, and that the payout of benefits should be reasonable in term and amount.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  4.3.  EMPLOYEE STOCK OWNERSHIP PLANS

Policy We will generally vote FOR proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the Plan is reasonably limited.

Policy We will generally vote FOR a proposal requesting that an ESOP, or significant share placements to an ESOP, be submitted for shareholder approval.

Reasons In general, we believe that opportunities for employees to share in the ownership of the corporation have a positive effect on productivity and the work environment. However, some corporations may design and propose such plans primarily to serve as anti-takeover devices. In this regard, we find it necessary to examine the potential size of the plan to determine whether, in our judgment, its true purpose is takeover defense.

            We would consider a shareholder proposal seeking submission of an existing ESOP or significant share placements with the ESOP for shareholder approval as a protection against the use of an ESOP as a takeover defense.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

                          SECTION 5 - DISCLOSURE ISSUES

ITEM 5.1. - EXECUTIVE COMPENSATION..............................................  45

ITEM 5.2. - PRIOR GOVERNMENT SERVICE............................................  46

ITEM 5.3. - FEES PAID TO CONSULTANTS............................................  47

ITEM 5.4. - OTHER DISCLOSURE PROPOSALS..........................................  48

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  5.1.  EXECUTIVE COMPENSATION

Policy We would generally vote AGAINST proposals relating to disclosure in the financial statements of an "estimated fair value" of stock-related compensation granted during the period covered by the financial statements.

Reasons We believe current disclosures as required by generally accepted accounting principles, SEC regulations and other requirements are adequate disclosure until such time as a uniform measurement of fair value is adopted by appropriate regulatory agencies. Until such time, there is possibly a wide variation in the fair value, and confusing and misleading information is likely and not in the best interest of shareholders.

Policy We would generally vote AGAINST proposals relating to disclosure in the proxy statement of the compensation of all individuals who were paid at or above a certain level.

Reasons We generally believe that such disclosure is properly under the direction of the SEC, which has set the prevailing standard of disclosure for this information.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  5.2.  PRIOR GOVERNMENT SERVICE

Policy We would generally vote AGAINST proposals relating to the disclosure of prior government service of certain employees or consultants, lobbyists, legal counsel, investment bankers, directors or others.

Reasons We believe that corporations are required to comply with a large and growing number of laws and regulations designed to prevent conflicts of interest. We would anticipate additional expense with no meaningful benefit to shareholders from requiring additional disclosure.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  5.3.  FEES PAID TO CONSULTANTS

Policy We would generally vote AGAINST proposals seeking to limit or eliminate the use of consultants or require reporting of fees paid to consultants.

Reasons We recognize the value and necessity of corporations from time to time seeking outside expertise and advice from consultants, and generally believe that the judgment of management, as monitored by the Board, is the proper basis for doing so.

            We see no meaningful benefit to shareholders and potential harm to the corporation, and thus to shareholders, by restricting or eliminating such practice. Further, we would anticipate additional expense from reporting such activity.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  5.4.  OTHER DISCLOSURE PROPOSALS

Policy Other proposals seeking to require reports of various practices, policies or expenditures will be examined on a CASE-BY-CASE basis.

Reasons In general, we will vote FOR such proposals only when we believe that corporate disclosure has been inadequate in the past, that the information being requested is not readily available from other sources, that appropriate regulatory authority over the practice, policy or expenditure is inadequate, and/or that the cost of providing such a report will be more than offset by the benefits to be received by the shareholders as a group.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

                            SECTION 6 - SOCIAL ISSUES

ITEM 6.1. - SOUTH AFRICA........................................................  50

ITEM 6.2. - COMMUNIST COUNTRIES.................................................  51

ITEM 6.3. - NORTHERN IRELAND....................................................  52

ITEM 6.4. - THE ENVIRONMENT.....................................................  53

ITEM 6.5. - LINES OF BUSINESS...................................................  54

ITEM 6.6. - ANIMAL RIGHTS.......................................................  55

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  6.1.  SOUTH AFRICA

Policy We will generally vote AGAINST proposals relating to the withdrawal from or cessation of all or certain economic ties with South Africa, Angola, etc.

Reasons Proponents of such proposals argue that economic activity in such countries or with such governments or agencies constitutes support for morally reprehensible governmental policies or practices. Corporations allegedly giving such support argue that they actively seek to change those conditions and that withdrawal or severance of economic ties could in fact worsen existing situations.

            We believe that, in general, corporations are sensitive to such issues, particularly given the amount of attention being directed to them, and monitor them closely. Further, we believe that many corporations make positive contributions to those oppressed in these areas. We expect corporations to make decisions in these matters on an economic basis, and believe that is the proper consideration of the best interest of shareholders. Finally, we believe that the decision of where and with whom to do business should generally be the responsibility of management.

            Notwithstanding, we understand and respect that certain plan sponsors, particularly of public plans, have made the decision or become subject to legal requirements to prohibit investment in such corporations. As such, we believe that a client directive prohibiting such investments should be incorporated into the investment agreement, or that the trustees of such a plan reserve to themselves the duty of voting proxies in the written plan document.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  6.2.  COMMUNIST COUNTRIES

Policy We will generally vote AGAINST proposals prohibiting the corporation from doing business with communist countries.

Reasons We believe that decisions regarding the users of the corporation's products and services do not fall within the provenance of shareholders, but are most properly left with management.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  6.3.  NORTHERN IRELAND

Policy We will generally vote AGAINST proposals relating to ensuring and/or reporting on equal employment opportunity in Northern Ireland and elsewhere.

Reasons We believe that corporations are required to comply with numerous laws and regulations governing equal employment opportunity wherever facilities are situated, and that in general, corporations do comply. We see little benefit to shareholders to offset the expense of requiring a separate report in this regard.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  6.4.  THE ENVIRONMENT

Policy We will generally vote AGAINST proposals relating to adherence to environmental principles and/or reporting on environmental issues.

Reasons Although we recognize that corporations have environmental responsibilities, we believe that regulation and control is appropriately left to regulatory agencies charged with monitoring environmental impacts of corporate policies and procedures and that shareholders do not benefit as investors by imposing additional requirements on their corporations.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  6.5.  LINES OF BUSINESS

Policy We will generally vote AGAINST proposals relating to lines of business, including:

            A. Military contracts and requirements for conversion of facilities to civilian production;

            B.    Space weapons research; and

            C.    Nuclear activities and/or facilities.

Reasons We generally oppose proposals where shareholders seek to require the termination of lines of business or corporate business activities, or to require extensive reporting on such activities beyond that required by regulatory agencies. We anticipate no meaningful benefit to all but a very few shareholders from such requirements, but would expect the incurrence of additional expense in the preparation, production and distribution of reports.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  6.6.  ANIMAL RIGHTS

Policy We will vote AGAINST proposals relating to the elimination, restriction and/or reporting on the use of animals in product testing, or proposals asking the corporation to use its economic influence to protect animal rights.

Reasons Decisions as to the means and manner in which a corporation chooses to do business are properly the responsibility of management. Live animal testing subjects corporations to the regulatory and social attention of numerous agencies and interests. Most such corporations limit the use of live animals in testing and adopt procedures that are as humane as possible under the circumstances. We see no meaningful benefit to shareholders as investors by requiring additional reports on these activities.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

                            SECTION 7 - OTHER ISSUES

ITEM 7.1. - LOCATION OR DATE OF ANNUAL MEETING..................................  57

ITEM 7.2. - POLITICAL ACTIVITY..................................................  58

ITEM 7.3. - CHARITABLE CONTRIBUTIONS............................................  59

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  7.1.  LOCATION OR DATE OF ANNUAL MEETING

Policy We will vote AGAINST proposals relating to the location or date of the corporation's annual meeting.

Reasons We believe that the selection of the location and date of the annual meeting is a proper function of the Board. Recognizing that no date or location would be satisfactory to all shareholders, we oppose attempts to dictate dates or locations to the Board and see no benefit to shareholders by doing so.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  7.2.  POLITICAL ACTIVITY

Policy We will generally vote AGAINST proposals relating to corporate political activity or contributions, or to require the publication of reports on political activity or contributions made by political action committees (PAC's) sponsored or supported by the corporation.

Reasons     We generally oppose such proposals for the following reasons:

            A. Corporations are prohibited by law from spending corporate funds to assist candidates or political parties in federal elections. While certain states allow such contributions, we believe participation is usually immaterial.

            B. PAC contributions are generally made with funds contributed voluntarily by employees, and provide a positive individual participation in the political process of a democratic society.

            C. Costs relating to the administration of corporate-sponsored PAC's are, in our opinion, generally minimal and immaterial.

            D. Federal and most state laws require full disclosure of political contributions made by PAC's. This is public information and available to all interested parties.

            We believe requiring reports or newspaper publication of corporate activity in these areas would result in added expense without commensurate benefit to shareholders.

                  WADDELL & REED INVESTMENT MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

ITEM  7.3.  CHARITABLE CONTRIBUTIONS

Policy We will generally vote AGAINST proposals requiring the reporting, limitation or elimination of corporate charitable/educational contributions.

Reasons     We generally oppose such proposals for the following reasons:

            A. We believe that corporations have social responsibilities and that corporate giving in reasonable amounts for charitable or educational purposes falls within this category.

            B. We believe that the likely alternative to corporate giving is assumption of related costs by society at large, to some degree with public funds acquired through taxation of citizens, including shareholders.

            C. We believe that charitable and educational donations by publicly held corporations are generally reasonable in amount, and an appropriate function of management decision-making as governed by the Board.

            Accordingly, our conclusion would be that limiting or eliminating such contributions would be of no meaningful direct benefit to shareholders, while such practice has significant indirect benefits.

                                                                       HSB-0104

                      STATEMENT OF ADDITIONAL INFORMATION

                              HSBC INVESTOR FUNDS

                        HSBC INVESTOR MONEY MARKET FUND
                       HSBC INVESTOR CASH MANAGEMENT FUND
                HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND
                    HSBC INVESTOR TAX-FREE MONEY MARKET FUND
               HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND
                 HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND
              HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND

                                P.O. Box 182845
                           Columbus, Ohio 43218-2845

    General and Account Information       (800) 782-8183 (Toll Free)

 HSBC Asset Management (Americas) Inc.          BISYS Fund Services
          Investment Adviser             Administrator, Distributor and Sponsor
            ("Adviser")                      ('BISYS," "Administrator,"
                                            "Distributor," or "Sponsor")


      THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUNDS DATED FEBRUARY 28, 2005 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above. References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated February 28, 2005 of the Trust by which shares of each Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.



February 28, 2005

                               TABLE OF CONTENTS


                                                                                  Page No.
                                                                                  --------
GENERAL INFORMATION.............................................................      1

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS.................................      1

    HSBC INVESTOR MONEY MARKET FUND.............................................      1
    HSBC INVESTOR CASH MANAGEMENT FUND..........................................      2
    HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND.............................      3
    HSBC INVESTOR TAX-FREE MONEY MARKET FUND....................................      4
    HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND...........................      5
    HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND...............................      7
    HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND.........................      7
    QUALIFYING AS A REGULATED INVESTMENT COMPANY................................      9

INVESTMENT TECHNIQUES...........................................................     10

    FOREIGN SECURITIES..........................................................     11
    ILLIQUID INVESTMENTS, RULE 144A SECURITIES, AND SECTION 4(2) SECURITIES.....     11
    INTEREST RATES..............................................................     12
    INVESTMENTS IN OTHER INVESTMENT COMPANIES...................................     12
    INVESTMENT IN VARIOUS INDUSTRIES............................................     12
    LENDING OF PORTFOLIO SECURITIES.............................................     13
    MUNICIPAL OBLIGATIONS.......................................................     13
    OBLIGATIONS OF PERSONAL AND BUSINESS CREDIT INSTITUTIONS....................     13
    REPURCHASE AGREEMENTS.......................................................     14
    RISK FACTORS AFFECTING INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS........     15
    SELECTION OF MONEY MARKET INVESTMENTS.......................................     16
    SOVEREIGN AND SUPRANATIONAL DEBT OBLIGATIONS................................     17
    STAND-BY COMMITMENTS........................................................     17
    TAXABLE SECURITIES CONSIDERATIONS...........................................     18
    U.S. GOVERNMENT SECURITIES..................................................     18
    VARIABLE RATE INSTRUMENTS AND PARTICIPATION INTERESTS.......................     19
    "WHEN-ISSUED" MUNICIPAL OBLIGATIONS.........................................     20

PORTFOLIO TRANSACTIONS..........................................................     21

PORTFOLIO HOLDINGS..............................................................     22

INVESTMENT RESTRICTIONS.........................................................     24

    MONEY MARKET FUND...........................................................     24
    CASH MANAGEMENT FUND........................................................     27
    U.S. GOVERNMENT MONEY MARKET FUND...........................................     28
    TAX-FREE MONEY MARKET FUND..................................................     31
    NEW YORK TAX-FREE MONEY MARKET FUND.........................................     32
    U.S. TREASURY MONEY MARKET FUND.............................................     35
    CALIFORNIA TAX-FREE MONEY MARKET FUND.......................................     35
    DIVERSIFICATION MEASURES....................................................     38
    PERCENTAGE AND RATING RESTRICTIONS..........................................     39

PERFORMANCE INFORMATION.........................................................     39

MANAGEMENT OF THE TRUST.........................................................     41

    TRUSTEES AND OFFICERS.......................................................     41

TRUSTEE COMPENSATION............................................................     46

    BOARD OF TRUSTEES...........................................................     44
    INVESTMENT ADVISER..........................................................     48

    DISTRIBUTION PLANS - CLASS A, CLASS B, CLASS C, AND CLASS D SHARES ONLY.....     50
    THE DISTRIBUTOR AND SPONSOR.................................................     51
    ADMINISTRATIVE SERVICES PLAN................................................     53
    ADMINISTRATOR...............................................................     53
    TRANSFER AGENT..............................................................     54
    CUSTODIAN AND FUND ACCOUNTING AGENT.........................................     54
    SHAREHOLDER SERVICING AGENTS................................................     55
    FEDERAL BANKING LAW.........................................................     56
    EXPENSES....................................................................     57

DETERMINATION OF NET ASSET VALUE................................................     57

PURCHASE OF SHARES..............................................................     58

    EXCHANGE PRIVILEGE..........................................................     59
    AUTOMATIC INVESTMENT PLAN...................................................     60
    PURCHASES THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER......     60
    CONTINGENT DEFERRED SALES CHARGE ("CDSC") - CLASS B SHARES..................     61
    CONVERSION FEATURE - CLASS B SHARES.........................................     62
    LEVEL LOAD ALTERNATIVE - CLASS C SHARES.....................................     62

REDEMPTION OF SHARES............................................................     62

    SYSTEMATIC WITHDRAWAL PLAN..................................................     63
    REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE DISTRIBUTOR.............     63
    CHECK REDEMPTION SERVICE....................................................     64

RETIREMENT PLANS................................................................     64

    INDIVIDUAL RETIREMENT ACCOUNTS..............................................     64
    DEFINED CONTRIBUTION PLANS..................................................     65
    SECTION 457 PLAN, 401(K) PLAN, 403(B) PLAN..................................     65

DIVIDENDS AND DISTRIBUTIONS.....................................................     65

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES...........................     66

TAXATION........................................................................     68

    FEDERAL INCOME TAX..........................................................     68
    DISTRIBUTIONS IN GENERAL....................................................     69

OTHER INFORMATION...............................................................     71

    CAPITALIZATION..............................................................     71
    INDEPENDENT AUDITORS........................................................     72
    COUNSEL.....................................................................     72
    CODE OF ETHICS..............................................................     72
    REGISTRATION STATEMENT......................................................     72
    FINANCIAL STATEMENTS........................................................     73
    SHAREHOLDER INQUIRIES.......................................................     73

APPENDIX A: DESCRIPTION OF MUNICIPAL OBLIGATIONS................................    A-1

APPENDIX B: ADDITIONAL INFORMATION CONCERNING NEW YORK MUNICIPAL OBLIGATIONS....    B-1

APPENDIX C: ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL OBLIGATIONS..    C-1

APPENDIX D: DESCRIPTION OF SECURITIES RATINGS...................................    D-1

                              GENERAL INFORMATION


      The HSBC Investor Money Market Fund ("Money Market Fund"), HSBC Investor Cash Management Fund ("Cash Management Fund"), HSBC Investor U.S. Government Money Market Fund ("Government Money Market Fund"), HSBC Investor Tax-Free Money Market Fund ("Tax-Free Money Market Fund"), HSBC Investor New York Tax-Free Money Market Fund ("New York Tax-Free Money Market Fund"), HSBC Investor U.S. Treasury Money Market Fund ("U.S. Treasury Money Market Fund"), and HSBC Investor California Tax-Free Money Market Fund ("California Tax-Free Money Market Fund") (each a "Fund" and together, the "Funds") are separate series of the HSBC Investor Funds (the "Trust"), an open-end, diversified management investment company that currently consists of multiple series, each of which has different and distinct investment objectives and policies. Each Fund is described in this Statement of Additional Information. Shares of the Money Market Fund, Cash Management Fund, Tax-Free Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund, are divided into six separate classes, Class A (the "Class A Shares" or "Investor Shares"), Class B (the "Class B Shares"), Class C (the "Class C Shares"), Class D (the "Class D Shares" or "Private Investors Shares"), Institutional Class (the "Class I Shares"), and Class Y (the "Class Y Shares"). Shares of the New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund are divided into five separate classes, Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class Y Shares.


      Class A Shares, Class D Shares, Class I Shares, and Class Y Shares of the Funds are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor. Class B Shares of each Fund are not offered for sale, but are offered as an exchange option from the corresponding class of other funds of the Trust. Class C Shares of each Fund are primarily offered as an exchange option, but are also available for purchase by customers of HSBC Bank USA sweep programs.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

      The following information supplements the discussion of the investment objective policies, and risks of each Fund, discussed in the Fund's Prospectus.


HSBC INVESTOR MONEY MARKET FUND



      The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.


      The Fund seeks to achieve its investment objective by investing its assets in a portfolio of the highest quality money market instruments with maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less, and repurchase agreements with respect to such obligations. Examples of these instruments include:

- bank certificates of deposit (CDs): negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

- bankers' acceptances: negotiable drafts or bills of exchange that have been "accepted" by a bank, meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity.

- prime commercial paper: high-grade, short-term obligations issued by banks, corporations and other issuers.

- corporate obligations: high-grade, short-term corporate obligations other than prime commercial paper.

-   municipal obligations: high-grade, short-term municipal obligations.

- government securities: marketable securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or instrumentalities.

- repurchase agreements: collateralized by U.S. Treasury or U.S. Government agency obligations.

      The Fund will invest only in the highest quality securities that the Adviser believes present minimal credit risk. Highest quality securities are securities rated at the time of acquisition in the highest short-term category (i.e., A-1/P-1) by at least two nationally recognized rating services (or, if only one rating service has rated the security, by that service) or, if the security is unrated, judged to be of equivalent quality by the Adviser. The Fund will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than 397 days. The Fund may invest in variable or floating rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand. The Fund follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


HSBC INVESTOR CASH MANAGEMENT FUND


      The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

      The Fund seeks to achieve its investment objective by investing its assets in a portfolio of the highest quality money market instruments with maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less, and repurchase agreements with respect to such obligations. Examples of these instruments include:

- bank certificates of deposit (CDs): negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

- bankers' acceptances: negotiable drafts or bills of exchange that have been "accepted" by a bank, meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity.

- prime commercial paper: high-grade, short-term obligations issued by banks, corporations and other issuers.

- corporate obligations: high-grade, short-term corporate obligations other than prime commercial paper.

-   municipal obligations: high-grade, short-term municipal obligations.

- government securities: marketable securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or instrumentalities.

- repurchase agreements: collateralized by U.S. Treasury or U.S. Government agency obligations.

      The Fund will invest only in the highest quality securities that the Adviser believes present minimal credit risk. Highest quality securities are securities rated at the time of acquisition in the highest short-term category (i.e., A-1/P-1) by at least two nationally recognized rating services (or, if only one rating service has rated the security, by that service) or, if the security is unrated, judged to be of equivalent quality by the Adviser. The Fund will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than 397 days. The Fund may invest in variable or floating rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand. The Fund follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND


      The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

      The Fund seeks to achieve its investment objective by investing at least 80% of its net assets in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, commitments to purchase such obligations, and repurchase agreements collateralized by such obligations. All investments on behalf of the Fund (i.e., 100% of the Fund's investments) mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the investments held in the Fund's portfolio (on a dollar-weighted basis) is 90 days or less. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities which are subject to repurchase agreements with recognized securities dealers and banks.

      The Fund invests in obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, notes and bonds, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the "full faith and credit" of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of obligations described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States, (ii) obligations of the Federal National Mortgage Association ("FNMA"), and (iii) obligations of the Student Loan Marketing Association, respectively.

      The Fund follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. In addition, there can be no assurance that the investment objectives of the Fund will be achieved. The investment objective of the Fund and related policies and activities are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of Fund shareholders. If there is a change, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs.


HSBC INVESTOR TAX-FREE MONEY MARKET FUND


      The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital.

      The Fund will invest at least 80% of its assets in investments, the income from which is exempt from regular federal income tax. The Fund's investments may include variable securities, which have variable interest rate or other features that give them the financial characteristics of short-term debt.

      The Fund will invest only in the highest quality securities that the Adviser believes present minimal credit risk. Highest quality securities are securities rated at the time of acquisition in the highest short-term category (i.e., A-1/P- 1) by at least two nationally recognized rating services (or, if only one rating service has rated the security, by that service) or, if the security is unrated, judged to be of equivalent quality by the Adviser. The Fund will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than 397 days. The Fund may invest in variable or floating rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand. The Fund follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND


      The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

      The Fund seeks to achieve its investment objective by investing at least 80% of its net assets in short-term, high quality, fixed rate and variable rate obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations. (Such obligations are referred to herein as "Municipal Obligations.") The Fund invests in certain Municipal Obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, other U.S. territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal, New York State and New York City personal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations ("New York Municipal Obligations"). In determining the tax status of interest on Municipal Obligations and New York Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer.

      Although under normal circumstances, the Fund will invest at least 80% of its net assets in New York Municipal Obligations, market conditions may from time to time limit the availability of such obligations. To the extent that acceptable New York Municipal Obligations are not available for investment, the Fund may purchase Municipal Obligations issued by other states, their authorities, agencies, instrumentalities and political subdivisions, the interest income on which is exempt from federal income tax but is subject to New York State and New York City personal income taxes. The Adviser will normally invest at least 80% of the Fund's net assets in tax exempt obligations. This is not a fundamental policy and may be changed by the Board of Directors of the Trust, without a vote of shareholders, upon 60 days' prior notice. The Fund may invest up to 20% of its total assets in obligations the interest income on which is subject to federal, New York State and New York City personal income taxes or the federal alternative minimum tax. Uninvested cash reserves may be held temporarily for the Fund pending investment.

      The Fund may invest more than 25% of its assets in participation interests issued by banks in industrial development bonds and other Municipal Obligations. In view of this possible "concentration" in bank participation interests, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. See "Variable Rate Instruments and Participation Interests" in the Investment Techniques section below.

      All investments on behalf of the Fund (i.e., 100% of the Fund's investments) mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the investments in the Fund's portfolio (on a dollar-weighted basis) is 90 days or less. The maturities of variable rate instruments held in the Fund's portfolio are deemed to be the longer of the period remaining until the next interest rate adjustment or the period until the Fund would be entitled to payment pursuant to demand rights, although the stated maturities may be in excess of 397 days. See "Variable Rate Instruments and Participation Interests" in the Investment Techniques section below. As a fundamental policy, the investments of the Fund are made primarily (i.e., at least 80% of its assets under normal circumstances) in:

      (1) Municipal bonds with remaining maturities of 397 days or less that at the date of purchase are rated Aaa or Aa by Moody's Investors Service ("Moody's"), AAA or AA by Standard & Poor's Rating Services ("Standard & Poor's") or AAA or AA by Fitch, Inc. ("Fitch") or, if not rated by any of these rating' agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Trust on the basis of a credit evaluation of the obligor on the bonds or of the bank issuing a participation interest or guarantee or of any insurance policy issued in support of the bonds or the participation interest;

      (2) Municipal notes with remaining maturities of 397 days or less that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by any or these rating agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Trust (The principal kinds of municipal notes are tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. The Fund's investments may be concentrated in municipal notes of New York issuers.); and

      (3) Municipal commercial paper that at the date of purchase is rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, is of comparable quality as determined by or on behalf of the Board of Trustees of the Trust. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

      As a non-diversified investment company, the Fund is not subject to any statutory restrictions under the Investment Company Act of 1940 (the "1940 Act") with respect to limiting the investment of the Fund's assets in one or relatively few issuers. Since the Fund may invest a relatively high percentage of the Fund's assets in the obligations of a limited number of issuers, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the value of shares of a diversified investment company would be. The Fund may also invest 25% or more of its assets in obligations that are related in such a way that an economic, business or political development or change affecting one of the obligations would also affect the other obligations including, for example, obligations the interest on which is paid from revenues of similar type projects, or obligations the issuers of which are located in the same state.

HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND


      The investment objective of the Fund is to provide as high a level of current income as is consistent with preservation of capital and liquidity.

      The Fund invests at least 80% of its net assets in direct obligations of the U.S. Treasury which have remaining maturities not exceeding thirteen months. The U.S. Treasury issues various types of marketable securities consisting of bills, notes, bonds and other debt securities. They are direct obligations of the U.S. Government and differ primarily in the length of their maturity. Treasury bills, the most frequently issued marketable U.S. Government security, have a maturity of up to one year and are issued on a discount basis. The Fund may not enter into loans of its portfolio securities, nor may the Fund invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. The Fund will not invest in repurchase agreements.


HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND


      The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal and California personal income taxes as is consistent with the preservation of capital.

      The Fund seeks to achieve this investment objective by investing at least 80% of the value of its net assets in a diversified portfolio of short-term, high quality, tax-exempt money market instruments that derive income which is exempt from both federal income tax and the income tax of California.

      The Fund invests primarily in high-quality commercial paper (including variable amount master demand notes and asset-backed commercial paper), fixed rate and variable rate obligations issued by or on behalf of the State of California, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations. Such obligations are referred to herein as "Municipal Obligations." The Fund invests in certain Municipal Obligations of the State of California and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, other U.S. territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal and California State personal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations ("California Municipal Obligations"). In determining the tax status of interest on Municipal Obligations and California Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer.

      Although under normal circumstances, the Fund will invest 80% of its net assets in tax-exempt obligations and invests at least 80% of its net assets in California Municipal Obligations, market conditions may from time to time limit the availability of such obligations. To the extent that acceptable California Municipal Obligations are not available for investment, the Fund may purchase Municipal Obligations issued by other states, their authorities, agencies, instrumentalities and political subdivisions, the interest income on which is exempt from federal income tax but is subject to California State personal income taxes. As a fundamental policy, the Fund will invest at least 80% of the value of its net assets in investments that derive income which is exempt from both federal income tax and the income tax of California. The Fund may invest up to 20% of its assets in obligations the interest income on which is subject to federal and California State personal income taxes or the federal alternative minimum tax. Uninvested cash reserves may be held temporarily for the Fund pending investment.

      The Fund may invest up to 20% of its assets in participation interests issued by banks in industrial development bonds and other Municipal Obligations. In view of this possible "concentration" in bank participation interests, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. See "Variable Rate Instruments and Participation Interests" in the Investment Techniques section below.

      All investments on behalf of the Fund (i.e., 100% of the Fund's investments) mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the investments in the Fund's portfolio (on a dollar-weighted basis) is 90 days or less. The maturities of variable rate instruments held in the Fund's portfolio are deemed to be the longer of the period remaining until the next interest rate adjustment or the period until the Fund would be entitled to payment pursuant to demand rights, although the stated maturities may be in excess of 397 days. See "Variable Rate Instruments and Participation Interests" in the Investment Techniques section below. As a fundamental policy, the investments of the Fund are made primarily (i.e., at least 80% of its assets under normal circumstances) in:

      (1) Municipal bonds with remaining maturities of 397 days or less that at the date of purchase are rated Aaa or Aa by Moody's Investors Service, Inc. ("Moody's"), AAA or AA by Standard & Poor's Rating Services ("Standard & Poor's") or AAA or AA by Fitch, Inc. ("Fitch") or, if not rated by any of these rating agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Trust on the basis of a credit evaluation of the obligor on the bonds or of the bank issuing a participation interest or guarantee or of any insurance policy issued in support of the bonds or the participation interest;

      (2) Municipal notes with remaining maturities of 397 days or less that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by any or these rating agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Trust (The principal kinds of municipal notes are tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. The Fund's investments may be concentrated in municipal notes of California issuers.); and

           (3) Municipal commercial paper that at the date of purchase is rated Prime-1 or Prime-2 by Moody's, A-1 +, A-1 or A-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, is of comparable quality as determined by or on behalf of the Board of Trustees of the Trust. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

      Since the Fund will invest its assets in the obligations of a limited number of issuers located in California, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the value of shares of a geographically more diversified investment company would be. The Fund may also invest 25% or more of its assets in obligations that are related in such a way that an economic, business or political development or change affecting one of the obligations would also affect the other obligations including, for example, obligations the interest on which is paid from revenues of similar type projects.

QUALIFYING AS A REGULATED INVESTMENT COMPANY

      The Trust intends to qualify each Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify under current law, at the close of each quarter of each Fund's taxable year, at least 50% of the Fund's total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% of the Fund's total assets may be invested in securities of one issuer (or two or more issuers which are controlled by the Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities or the securities of other regulated investment companies.

                             INVESTMENT TECHNIQUES

      Each Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. The following table lists the securities and techniques used by each Fund. Following the table is an alphabetical list of the investment techniques used by the Funds as indicated in the table and the main risks associated with those techniques.

                                                                             U.S.               New York    U.S.    California
                                                                          Government  Tax-Free  Tax-Free  Treasury   Tax-Free
                                                      MONEY      Cash       Money      Money     Money      Money     Money
                                                      MARKET  Management    Market     Market    Market    Market     market
         TYPE OF INVESTMENT OR TECHNIQUE               FUND      Fund        Fund       Fund      Fund      Fund       Fund
         -------------------------------               ----      ----        ----       ----      ----      ----       ----
Foreign Securities                                      X         X

Illiquid Investments, Rule 144A Securities, and         X         X            X         X         X                    X
Section 4(2) Securities

Interest Rates                                          X         X            X         X         X                    X

Investments in Other Investment Companies               X         X            X         X         X         X          X

Investments in Various Industries                       X

Lending of Portfolio Securities                         X         X            X         X         X                    X

Municipal Obligations                                                                    X         X                    X

Obligations of Personal and Business Credit             X         X                      X         X                    X
Institutions

Participation Interests                                                                            X                    X

Portfolio Transactions                                                                                       X

Repurchase Agreements                                   X         X            X         X         X                    X

Risk Factors Affecting Investments in New York                                                     X
Municipal Obligations

Selection of Money Market Investments                   X         X            X         X         X         X          X

Sovereign and Supranational Debt Obligations            X         X

Stand-by Commitments                                                                     X         X                    X

Taxable Securities Considerations                                                        X         X                    X

U.S. Government Securities                              X         X            X         X         X         X          X

Variable Rate Instruments and Participation Interest                                     X         X                    X

When-Issued Municipal Obligations                                                        X         X                    X

FOREIGN SECURITIES

      The Money Market Fund and Cash Management Fund may each invest in securities of foreign issuers. The Money Market Fund and Cash Management Fund may each only invest in, without limit, U.S. dollar-denominated commercial paper of foreign issuers and in bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks. These foreign investments involve certain special risks described below.

      Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, other taxes imposed by the foreign country on a Fund's earnings, assets, or transactions, limitation on the removal of cash or other assets of the Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Currencies in which a Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Furthermore, dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

ILLIQUID INVESTMENTS, RULE 144A SECURITIES, AND SECTION 4(2) SECURITIES

      The Money Market Fund, Cash Management Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax Free Money Market Fund may each invest up to 10% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") or commercial paper issued pursuant to Section 4(2) under the 1933 Act that are determined to be liquid in accordance with guidelines established by the Board of Trustees. There may be delays in selling these securities, and sales may be made at less favorable prices.

      The Adviser may determine that a particular Rule 144A or Section 4(2) security is liquid and thus not subject to the Portfolio's limits on investment in illiquid securities, pursuant to guidelines adopted by the Board of Trustees. Factors that the Adviser must consider in determining whether a particular Rule 144A security is liquid include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.

INTEREST RATES

      The Money Market Fund, Cash Management Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund may each invest in fixed income securities. The value of the fixed income securities in a Fund's portfolio can be expected to vary inversely with changes in prevailing interest rates. Although each Fund's investment policies are designed to minimize these changes and to maintain a net asset value of $1.00 per share, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

      For the Money Market Fund, Cash Management Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and U.S. Treasury Money Market Fund and California Tax-Free Money Market Fund the Trust may, in the future, seek to achieve the Fund's investment objective by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. In such event, the investment advisory contract for a Fund would be terminated and the administrative services fees paid by the Fund would be reduced. Such investment would be made only if the Trustees of the Trust believe that the aggregate per share expenses of a Fund and such other investment company will be less than or approximately equal to the expenses which the Fund would incur if the Trust were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

INVESTMENT IN VARIOUS INDUSTRIES

      The Money Market Fund may invest without limit in the banking industry when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Fund's quality standards in such industry justify any additional risks associated with the concentration of the Fund's assets in the industries.

LENDING OF PORTFOLIO SECURITIES

      The Money Market Fund, Cash Management Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund may each lend portfolio securities in an amount up to 33 1/3% of the Fund's net assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. Loans of portfolio securities earn income for a Fund and are collateralized by cash, cash equivalent or U.S. government securities. A Fund might experience a loss if the financial institution defaults on the loan. The borrower at all times during the loan must maintain with a Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, a Fund must terminate the loan and vote the securities. Alternatively, a Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities. During the time portfolio securities are on loan, the borrower pays the lending Fund any interest or distributions paid on such securities. A Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

MUNICIPAL OBLIGATIONS

      The Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund each seeks its investment objective by investing at least 80% of its assets in short-term, high quality, fixed rate and variable rate obligations issued by a state, territory or possession of the United States, and their authorities, agencies, political subdivisions and instrumentalities and other qualifying issuers, the interest on which is exempt from federal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations. (Such obligations whether or not the interest thereon is subject to the federal alternative minimum tax, are referred herein as "Municipal Obligations.") In determining the tax status of interest on Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer.

OBLIGATIONS OF PERSONAL AND BUSINESS CREDIT INSTITUTIONS

      The Money Market Fund, Cash Management Fund, Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund may each invest without limit in the banking industry and in commercial paper and short-term corporate obligations of issuers in the personal credit institution and business credit institution industries when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Fund's quality standards in those industries justify any additional risks associated with the concentration of the Fund's assets in those industries. The Money Market Fund, Cash Management Fund, Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund, however, will invest more than 25% of its assets in the personal credit institution or business credit institution industries only when, to the Adviser's knowledge, the yields then available on securities issued by companies in such industries and otherwise suitable for investment by a Fund exceed the yields then available on securities issued by companies in the banking industry and otherwise suitable for investment by the Fund.

REPURCHASE AGREEMENTS

      The Money Market Fund, Cash Management Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund may each invest in repurchase agreements. A repurchase agreement arises when a buyer purchases an obligation and simultaneously agrees with the vendor to resell the obligation to the vendor at an agreed-upon price and time, which is usually not more than seven days from the date of purchase. The resale price of a repurchase agreement is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's funds are invested in the obligation and which is not related to the coupon rate on the purchased obligation. Obligations serving as collateral for each repurchase agreement are delivered to a Fund's custodian bank either physically or in book entry form and the collateral is marked to the market daily to ensure that each repurchase agreement is fully collateralized at all times. A buyer of a repurchase agreement runs a risk of loss if, at the time of default by the issuer, the value of the collateral securing the agreement is less than the price paid for the repurchase agreement. A Fund may enter into repurchase agreements only with a vendor which is a member bank of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The restrictions and procedures that govern the investment of a Fund's assets in repurchase obligations are designed to minimize the Fund's risk of losses from those investments. Repurchase agreements are considered collateralized loans under the Investment Company Act of 1940, as amended (the "1940 Act").

      The repurchase agreement provides that, in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If, at the time a Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Money Market Fund, Cash Management Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund have each adopted and follow procedures which are intended to minimize the risks of repurchase agreements. For example, each Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitor that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

      All repurchase agreements entered into by the Money Market Fund, Cash Management Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, New York Tax-Free Money Market Fund or California Tax-Free Money Market Fund are fully collateralized at all times during the period of the agreement in that the value of the underlying security is at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian bank has possession of the collateral, which the Trust's Board of Trustees believes gives the Fund a valid, perfected security interest in the collateral. The Trust's Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements give rise to income which does not qualify as tax-exempt income when distributed to Fund shareholders.

RISK FACTORS AFFECTING INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS

      The Trust intends to invest a high proportion of the New York Tax-Free Money Market Fund's assets in New York municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in the Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of New York issues with the yield of a more diversified portfolio including out- of-state issues before making an investment decision. The Adviser believes that by maintaining the Fund's investment portfolio in liquid, short-term, high quality municipal obligations, including participation interests and other variable rate instruments that have high quality credit support from banks, insurance companies or other financial institutions, the Fund is somewhat insulated from the credit risks that may exist for long-term New York municipal obligations.

      Subject to the fundamental policy, the New York Tax-Free Money Market Fund may invest in taxable securities (such as U.S. Government obligations or certificates of deposit of domestic banks). If the Trust invests on behalf of the New York Tax-Free Money Market Fund in taxable securities, such securities will, in the opinion of the Adviser, be of comparable quality and credit risk with the Municipal Obligations described above.

      New York State and other issuers of New York Municipal Obligations have historically experienced periods of financial difficulties which have caused the credit ratings of certain of their obligations to be downgraded by certain rating agencies. Recurrence of such financial difficulties could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. There can be no assurance that credit ratings on obligations of New York State and New York City and other New York Municipal Obligations will not be downgraded further.

      The fiscal stability of New York is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

      New York City's general obligation debt is rated A2 by Moody's, A by Standard & Poor's and A+ by Fitch.

      For further information concerning New York Municipal Obligations, see Appendix B to this Statement of Additional Information. The summary set forth above and in Appendix B is included for the purpose of providing a general description of New York State and New York City credit and financial conditions. This summary is based on information from statements of issuers of New York Municipal Obligations and does not purport to be complete.

SELECTION OF MONEY MARKET INVESTMENTS

      The Money Market Fund, Cash Management Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, New York Tax-Free Money Market Fund, U.S. Treasury Money Market Fund and California Tax-Free Money Market Fund may each invest in bank certificates of deposit and bankers' acceptances issued by banks having deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. Should the Trustees decide to reduce this minimum deposit requirement, shareholders would be notified and the Prospectus supplemented.

      Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the Treasury.

      Considerations of liquidity and preservation of capital mean that a Fund may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objectives, the Money Market Fund, Cash Management Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, New York Tax-Free Money Market Fund, U.S. Treasury Money Market Fund and California Tax-Free Money Market Fund will each attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of, or in response to, changing economic and money market conditions and trends. The Money Market Fund, Cash Management Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, New York Tax-Free Money Market Fund, U.S. Treasury Money Market Fund and California Tax-Free Money Market Fund will each also invest to take advantage of what the Adviser believes to be temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by a Fund, may result in frequent changes in the Fund's portfolio. Portfolio turnover may give rise to taxable gains. The Money Market Fund, Cash Management Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, New York Tax-Free Money Market Fund, U.S. Treasury Money Market Fund and California Tax-Free Money Market Fund do not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.

SOVEREIGN AND SUPRANATIONAL DEBT OBLIGATIONS

      The Money Market Fund and Cash Management Fund may each invest in sovereign and supranational debt obligations. To the extent the Money Market Fund or Cash Management Fund invest in sovereign and supranational debt instruments issued or guaranteed by foreign governments, agencies, and supranational entities ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, an investment in the Fund may be subject to a high degree of risk, and the sovereign debt obligation may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

STAND-BY COMMITMENTS

      The Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund may invest in stand-by commitments. When a Fund purchases municipal obligations it may also acquire stand-by commitments from banks with respect to such municipal obligations. The Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax-Free Money Market also reserve the right, and may in the future, subject to receipt of an exemptive order pursuant to the 1940 Act, acquire stand-by commitments from broker-dealers. There can be no assurance that such an order will be granted. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at a Fund's option a specified municipal obligation at a specified price. A stand-by commitment is the equivalent of a "put" option acquired for a Fund with respect to a particular municipal obligation held for it.

      The Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund intend to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax-Free Money Market to be fully invested in municipal obligations, and to the extent possible municipal obligations, while preserving the necessary liquidity to purchase municipal obligations on a "when-issued" basis, to meet unusually large redemptions and to purchase at a later date municipal obligations other than those subject to the stand-by commitment.

      The amount payable to a Fund upon the exercise of a stand-by commitment normally is (1) the acquisition cost of the municipal obligation (excluding any accrued interest paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the underlying municipal obligation is valued at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying municipal obligation. Stand-by commitments are valued at zero for purposes of computing the net asset value per share of a Fund.

      The stand-by commitments that a Fund may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the municipal obligations at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and the fact that the maturity of the underlying Municipal Obligation will generally be different from that of the commitment.

TAXABLE SECURITIES CONSIDERATIONS

      Although the New York Tax-Free Money Market Fund attempts to invest 100% of its net assets in municipal obligations, and the California Tax-Free Money Market Fund will invest 80% of its assets in municipal obligations, and the Tax-Free Money Market Fund will normally invest at least 80% of its net assets in tax exempt obligations, each Fund may invest up to 20% of its net assets in securities of the kind described below, the interest income on which is subject to federal income tax, under any one or more of the following circumstances: (a) pending investment of proceeds of sales of Fund shares or of portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions.

      In addition, the New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund may temporarily invest more than 20% of its assets in such taxable securities when, in the opinion of the Adviser, it is advisable to do so because of adverse market conditions affecting the market for municipal obligations. The kinds of taxable securities in which New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund's assets may be invested are limited to the following short-term, fixed income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. Government or its agencies, instrumentalities or authorities; (2) commercial paper rated Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), A-l+, A-1 or A-2 by Standard & Poor"s Rating Services ("Standard & Poor"s") or F-1+, F-1 or F-2 by Fitch, Inc. ("Fitch"); (3) certificates of deposit of domestic banks with assets of $1 billion or more; and (4) repurchase agreements with respect to municipal obligations or other securities which the Funds are permitted to own. The New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund's assets may also be invested in municipal obligations which are subject to an alternative minimum tax.

U.S. GOVERNMENT SECURITIES

      The Money Market Fund, Cash Management Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, New York Tax-Free Money Market Fund, U.S. Treasury Money Market Fund and California Tax-Free Money Market Fund may each invest in U.S. Government Securities. U.S. Government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. The U.S. Treasury Money Market Fund may not invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.

      Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. Government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

VARIABLE RATE INSTRUMENTS AND PARTICIPATION INTERESTS

      The Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund may each invest in variable rate instruments, which provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such instrument or by tendering or "putting" such instrument to a third party.

      Investments in floating or variable rate securities normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury bonds or bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently also offers to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

      Because of the variable rate nature of the instruments, during periods when prevailing interest rates decline, a Fund's yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, a Fund's yield will increase and its shareholders will have reduced risk of capital depreciation. In certain cases, the interest rate index on which an instrument's yield is based may not rise and fall to the same extent or as quickly as the general market for municipal obligations. The value of these instruments may be more volatile than other floating rate municipal obligations.

      Certain floating or variable rate obligations that may be purchased by the Tax-Free Money Market Funds New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity.

      The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed for a Fund through the demand feature, an obligation matures on a specified date which may range up to 30 years from the date of issuance.

"WHEN-ISSUED" MUNICIPAL OBLIGATIONS

      The Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund may each invest in "when-issued" municipal obligations. New issues of municipal obligations may be offered on a "when-issued" or "forward delivery" basis. The payment obligation and the interest rate that will be received on the municipal obligations offered on this basis are each fixed at the time a Fund commits to the purchase, although settlement, i.e., delivery of and payment for the municipal obligations, takes place beyond customary settlement time (but normally within 45 days of the commitment). Between the time a Fund commits to purchase the "when-issued" or "forward delivery" municipal obligation and the time delivery and payment are made, the "when-issued" or "forward delivery" municipal obligation is treated as an asset of the Fund and the amount which the Fund is committed to pay for that municipal obligation is treated as a liability of the Fund. No interest on a "when-issued" or "forward delivery" municipal obligation is accrued for a Fund until delivery occurs. Although the Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund only make commitments to purchase "when-issued" or "forward delivery" municipal obligations with the intention of actually acquiring them, each Fund may sell these obligations before the settlement date if deemed advisable by the Adviser.

      Purchasing municipal obligations on a "when-issued" or "forward delivery" basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the "when-issued" or "forward delivery" municipal obligation may have a lesser (or greater) value at the time of settlement than a Fund's payment obligation with respect to that municipal obligation. Furthermore, if a Fund sells the "when-issued" or "forward delivery" municipal obligation before the settlement date or if a Fund sells other obligations from the Fund's portfolio in order to meet the payment obligations, the Fund may realize a capital gain, which is not exempt from federal or state income taxation.

      Municipal obligations purchased on a "when-issued" or "forward delivery" basis and the securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a "when-issued" or "forward delivery" basis, short-term obligations that offer same day settlement and earnings normally are purchased. Although short-term investments normally are in tax-exempt securities, short-term taxable securities may be purchased if suitable short-term tax-exempt securities are not available. A separate account of a Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of the "when-issued" or "forward delivery" commitments is established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities are valued at market value. If the market value of such securities declines, additional cash or high quality debt securities are placed in the account daily so that the value of the account equals the amount of the Fund's commitments. On the settlement date of the "when-issued" or "forward delivery" securities, a Fund's obligations are met from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although not normally expected, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than the Fund's payment obligations).

                             PORTFOLIO TRANSACTIONS

      Purchases and sales of securities will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to issuers directly or from or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing portfolio securities transactions for each Fund primarily consists of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with a Fund or the Sponsor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission (the "SEC").

      The Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for each Fund. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund's shareholders rather than by any formula. In placing orders for each Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Adviser may place orders for the purchase and sale of Fund investments for a Fund with a broker-dealer affiliate of the Adviser.

      The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing each Fund. The management fee paid from each Fund is not reduced because the Adviser and its affiliates receive such services.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause each Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction, provided that the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the broker-dealer's respective overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising each Fund.

      Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, and subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for each Fund.

      Investment decisions for each Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for a Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable. It is recognized that, in some cases, this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Adviser believes that the Funds' ability to participate in volume transactions will produce better executions for the Funds.


      [The Board of Trustees has adopted a policy to ensure compliance with Rule 12b-1(h) under the 1940 Act in the selection of broker-dealers to execute portfolio transactions for the Funds. Generally, Rule 12b-1(h) prohibits the Funds from compensating a broker-dealer for promotion or sale of Fund shares by directing to the broker-dealer securities transactions or remuneration received or to be received from such portfolio securities transactions.]



                        DISCLOSURE OF PORTFOLIO HOLDINGS



      The Board of Trustees has adopted policies and procedures relating to disclosure of the Trust's portfolio securities (the "Policy"). The Policy is designed to ensure disclosure of portfolio holdings information where necessary to the Trust's operation of useful to the Trust.



      Pursuant to applicable law, the Trust is required to disclose its Funds' complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter. The Trust discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Trust shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Trust shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Trust shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

      [These reports are also available, free of charge, on the Trust's website at www.investorfunds.hsbc.com. The Trust's website also provides information about each Fund's top 10 portfolio holdings, sector holdings and other portfolio characteristics data as of the end of the most recent [calendar] quarter. This information on the website is provided with a lag of at least [ ] days and is available until updated as of the next [calendar] quarter. The information on the Trust's website is publicly available to all categories of persons.]



      The Trusts or the Adviser may share non-public portfolio holdings information of the Trusts sooner than 60 days of the end of each fiscal quarter with a service provider to the Trusts or the Adviser (such as the Trusts' custodian or administrator, a pricing service, proxy voting service, rating and ranking organization, broker-dealer executing trades for the Trusts, or other person) that reasonably needs such information to fulfill its duties, or with affiliated entities for compliance or risk management purposes. These service providers and other entities owe contractual, fiduciary, or other legal duties to the Trusts or the Adviser that foster reasonable expectations that portfolio holdings information will not be misused. The Trusts officers may authorize disclosure of the Trusts' portfolio holdings information to service providers where such service provider needs information to fulfill its duties.



      The Trust requires any third party receiving non-public holdings information to enter into a Confidentiality Agreement. The Confidentiality Agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that such information will be used solely for the purpose of analysis and evaluation of the Funds. Specifically, the Confidentiality Agreement prohibits anyone in possession of non-public portfolio holdings information from purchasing or selling securities based on such information, or from disclosing such information to other persons, except for those who are actually engaged in, and need to know, such information to perform the analysis or evaluation of the Funds.



      [Currently, the Trust has arrangements to provide additional disclosure of portfolio holdings information to the following third parties: [PLEASE PROVIDE LIST OF THIRD PARTIES]. ]
                                       23

      No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Trust, Adviser and its affiliates.

      Pursuant to such Policy, the Board of Trustees or the Chief Compliance Officer (the "CCO"), as authorized by the Board, may release a Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. Compliance with the Policy (including the use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a regular basis, and any violations constituting a "Material Compliance Matter" as defined under Rule 38a-1 of the 1940 Act will be reported by the CCO to the Board of Trustees.

                            INVESTMENT RESTRICTIONS

      The Trust, with respect to each Fund, has adopted certain fundamental and non-fundamental investment restrictions. Fundamental investment restrictions may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

MONEY MARKET FUND

    As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

      1. borrow money, except that, as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1 /3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

      2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

      3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the 1933 Act in selling a portfolio security for the Fund;

      4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4), the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

      5. purchase or sell real estate (including limited partnership interests, but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

      6. concentrate its investments in any particular industry (except for obligations of the U.S. Government and domestic banks), but, if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry;

      7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction
            (1) above;

      8. pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

      9. sell any security which it does not own, unless, by virtue of its ownership of other securities, it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that, if such right is conditional, the sale is made upon the same conditions;

      10.   invest for the purpose of exercising control or management;

      11. purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company (for purposes of this Investment Restriction (11), securities of foreign banks shall be treated as investment company securities, except that debt securities and nonvoting preferred stock of foreign banks are not subject to the 10% limitation described herein). (The Trust, on behalf of the Fund, has no current intention of investing in the obligations of foreign banks.);

      12. taken together with any investments described in Investment Restriction (15) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

      13. purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, one or more of such persons owns beneficially more than 1 /2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

      14. write, purchase or sell any put or call option or any combination thereof;

      15. taken together with any investments described in Investment Restriction (12) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

      16. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

      17. make short sales of securities or maintain a short position, unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.


      The Fund will not as a matter of non-fundamental operating policy invest more than 10% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are issued by issuers which (including the period of operation of any predecessor company or unconditional guarantor of such issuer) have been in operation less than three years (including predecessors) or in securities that are restricted as to resale by the 1933 Act (including Rule 144A securities).

CASH MANAGEMENT FUND

      As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

      1. borrow money, except that, as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1 /3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

      2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

      3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the 1933 Act in selling a portfolio security for the Fund;

      4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4), the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

      5. purchase or sell real estate (including limited partnership interests, but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

      6. concentrate its investments in any particular industry (except for obligations of the U.S. Government and domestic banks), but, if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry;

      7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction
            (1) above;

      8. pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

      9. sell any security which it does not own, unless, by virtue of its ownership of other securities, it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that, if such right is conditional, the sale is made upon the same conditions;

      10. taken together with any investments described in Investment Restriction (13) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

      11. write, purchase or sell any put or call option or any combination thereof;

      12. taken together with any investments described in Investment Restriction (10) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

      13. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

      14. make short sales of securities or maintain a short position, unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.

U.S. GOVERNMENT MONEY MARKET FUND

      As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

      1. borrow money, except that, as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1 /3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

      2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

      3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the 1933 Act in selling a portfolio security for the Fund;

      4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4), the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

      5. purchase or sell real estate (including limited partnership interests, but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

      6. concentrate its investments in any particular industry (except for obligations of the U.S. Government and domestic banks), but, if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry;

      7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction
            (1) above;

      8. pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

      9. sell any security which it does not own, unless, by virtue of its ownership of other securities, it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that, if such right is conditional, the sale is made upon the same conditions;

      10.   invest for the purpose of exercising control or management;

      11. purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company (for purposes of this Investment Restriction (11), securities of foreign banks shall be treated as investment company securities, except that debt securities and nonvoting preferred stock of foreign banks are not subject to the 10% limitation described herein). (The Trust, on behalf of the Fund, has no current intention of investing in the obligations of foreign banks.);

      12. taken together with any investments described in Investment Restriction (15) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

      13. purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

      14. write, purchase or sell any put or call option or any combination thereof;

      15. taken together with any investments described in Investment Restriction (12) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

      16. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

      17. make short sales of securities or maintain a short position, unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.


      The Fund will not as a matter of non-fundamental operating policy invest more than 15% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are issued by issuers which (including the period of operation of any predecessor company or unconditional guarantor of such issuer) have been in operation less than three years (including predecessors) or in securities that are restricted as to resale by the 1933 Act (including Rule 144A securities).

TAX-FREE MONEY MARKET FUND

      As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

      1. borrow money, except that, as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

      2. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the 1933 Act in selling a portfolio security for the Fund;

      3. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1 /3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4), the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

      4. purchase or sell real estate (including limited partnership interests, but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

      5. concentrate its investments in any particular industry (except for obligations of the U.S. Government and domestic banks), but, if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry;

      6. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction
            (1) above;

      7. pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

      8. invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

      9. write, purchase or sell any put or call option or any combination thereof;

      10. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund.

NEW YORK TAX-FREE MONEY MARKET FUND

      As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

      1. borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities); for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

      2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

      3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

      4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

      5. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

      6. concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

      7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction
            (1) above;

      8. write, purchase or sell any put or call option or any combination thereof;

      9. invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days); provided, however, that this Investment Restriction shall not apply to (a) any security if the holder thereof is permitted to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such security or by tendering or "putting" such security to a third party, or (b) the investment by the Trust of all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund; and

      10. make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes).

      For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

      The Trust on behalf of the New York Tax Free Money Market Fund does not, as a matter of non-fundamental policy:


  1. invest less than 80% of the Fund's net assets in New York Municipal Obligations and other tax exempt obligations;

  2. borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost) (moreover, the Trust will not purchase any securities for the Fund's portfolio at any time at which borrowings exceed 5% of the Fund's total assets (taken at market value));

  3. pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's net assets (taken at market value);

  4. sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

  5.  invest for the purpose of exercising control or management;

  6. purchase securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

  7. invest more than 10% of the Fund's net assets in securities that are not readily marketable, including fixed time deposits and repurchase agreements maturing in more than seven days;

  8. purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class;

      For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

U.S. TREASURY MONEY MARKET FUND

      As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

      1. purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities (the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

      2. underwrite securities of other issuers, to the extent that the purchase of municipal obligations, or other permitted investments, directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

      3. invest an amount equal to 10% or more of the value of its net assets in investments which are illiquid (including repurchase agreements and fixed time deposits not subject to withdrawal penalties having maturities of more than seven calendar days);

      4. issue senior securities, borrow money or pledge or mortgage its assets, except the Fund may borrow from banks up to 33 1/3% of the current value of the total assets of the Fund and pledge up to 33 1/3% of its assets to secure such borrowings;

      5.    make loans or lend its portfolio securities; and

      6. purchase securities other than direct obligations of the U.S. Treasury or repurchase agreements pertaining thereto (there being no limit on the amount of the assets of the U.S. Treasury Fund which may be invested in the securities of any one issuer of such obligations).

CALIFORNIA TAX-FREE MONEY MARKET FUND

      As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

      1. invest, under normal circumstances, less than 80%; of the value of its assets in investments that derive income which is exempt from both federal income tax and the income tax of California;

      2. borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities); for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

      3. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

      4. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

      5. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

      6. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

      7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction
            (1) above;

      8. write, purchase or sell any put or call option or any combination thereof;

      9. invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days); provided, however, that this Investment Restriction shall not apply to (a) any security if the holder thereof is permitted to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such security or by tendering or "putting" such security to a third party, or (b) the investment by the Trust of all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund; and

      10. make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes).

      For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

      The Trust on behalf of the Fund does not, as a matter of non-fundamental operating policy:

      1. borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost) (moreover, the Trust will not purchase any securities for the Fund's portfolio at any time at which borrowings exceed 5% of the Fund's total assets (taken at market value));

      2. pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's net assets (taken at market value);

      3. sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

      4.    invest for the purpose of exercising control or management;

      5. purchase securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      6. invest more than 10% of the Fund's net assets in securities that are not readily marketable, including fixed time deposits and repurchase agreements maturing in more than seven days;

      7. purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class; or

      8. purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. These policies are not fundamental and may be changed by the Trust on behalf of the Fund without shareholder approval.

      For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

DIVERSIFICATION MEASURES

      Each Fund's diversification tests are measured at the time of initial purchase and calculated as specified in Rule 2a-7 of the 1940 Act, which may allow a Fund to exceed the limits specified in the Prospectus for certain securities subject to guarantees or demand features. A Fund will be deemed to satisfy the maturity requirements described in the Prospectus to the extent that the Fund satisfies Rule 2a-7's maturity requirements. The definition of issuer for purposes of these investment restrictions is the same as that described under "Investment Objective, Policies and Restrictions" in this Statement of Additional Information for the purpose of diversification under the 1940 Act.

      It is the intention of each Fund, unless otherwise indicated, that with respect to the Fund's policies that are the result of the application of law, the Fund will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

      There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in the net or total assets of a Fund, in the securities rating of the investment, or any other later change.

PERCENTAGE AND RATING RESTRICTIONS

      If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by a Fund is not considered a violation of policy. However, the Adviser will consider such change in its determination of whether to hold the security. Additionally, if such later change results in a Fund holding more than 10% of its net assets in illiquid securities, the Fund will take such action as is necessary to reduce the percentage of the Fund's net assets invested in illiquid securities to 10% or less. To the extent the ratings given by Moody's Investors Service, Inc. or Standard & Poor's Rating Services may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use comparable ratings as standards for investments in accordance with the investment policies set forth in the Prospectus.

                            PERFORMANCE INFORMATION

      From time to time the Trust may provide annualized "yield," "effective yield" and "tax equivalent yield" quotations for the Fund in advertisements, shareholder reports or other communications to shareholders and prospective investors. The methods used to calculate a Fund's yield, effective yield and tax equivalent yield are mandated by the Securities and Exchange Commission. The yield for the Funds will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for a Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

            Effective Yield = [(Base Period Return + 1)(365/7)] - 1

      Performance information for each Fund may be compared, in reports and promotional literature, to: (i) unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general, (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies (including IBC/Donoghue's Money Fund Reports), publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

      Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of each Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of a Fund to yields published for other investment companies or other investment vehicles.

      A Shareholder Servicing Agent or a securities broker, if applicable, may charge its customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent or that securities broker. Specifically, investors who purchase and redeem shares of a Fund through a Shareholder Servicing Agent may be charged one or more of the following types of fees as agreed upon by the Shareholder Servicing Agent and the investor, with respect to the customer services provided by the Shareholder Servicing Agent: account fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and effective yield of a Fund for those investors.

      Conversely, the Trust has been advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from a Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agent or securities broker quotations reflecting such decreased or increased return.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

      The names of the Trustees, their addresses, ages/dates of birth, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee are set forth below.

      Trustees


                                                                          NUMBER OF
                                                                          PORTFOLIOS
                                     TERM OF           PRINCIPAL           IN FUND
NAME, ADDRESS, AND   POSITION(S)   OFFICE AND        OCCUPATION(S)         COMPLEX
     AGE/DATE         HELD WITH     LENGTH OF        DURING PAST 5         OVERSEEN   OTHER TRUSTEESHIPS
     OF BIRTH            FUND      TIME SERVED          YEARS             BY TRUSTEE    HELD BY TRUSTEE
     --------            ----      -----------          -----            ----------     ---------------
NON-INTERESTED
TRUSTEES

FREDERICK C. CHEN     Trustee      Indefinite;   Management                 [30]             None
[P.O. Box 182845                   1990 to       Consultant (1988 to
Columbus, OH 43218]                present       present).
Date of Birth:
April 22, 1927

LARRY M. ROBBINS      Trustee      Indefinite;   Director, Center for       [30]             None
[P.O. Box 182845                   1987 to       Teaching and
Columbus, OH 43218]                present       Learning,
Date of Birth:                                   University of
December 2, 1938                                 Pennsylvania.

ALAN S. PARSOW        Trustee      Indefinite;   General Partner of         [30]             None
[Business Address]                 1987 to       Parsow Partnership,
Date of Birth:                     present       Ltd. (1989 to
January 16, 1950                                 present).

MICHAEL SEELY         Trustee      Indefinite;   President of               [30]             None
[P.O. Box 182845                   1987 to       Investor Access
Columbus, OH 43218]                present       Corporation
Date of Birth:                                   (investor relations
June 7, 1945                                     consulting firm).

                                                                          NUMBER OF
                                                                         PORTFOLIOS
                                     TERM OF           PRINCIPAL           IN FUND
NAME, ADDRESS, AND   POSITION(S)   OFFICE AND        OCCUPATION(S)         COMPLEX
     AGE/DATE         HELD WITH     LENGTH OF        DURING PAST 5        OVERSEEN    OTHER TRUSTEESHIPS
     OF BIRTH            FUND      TIME SERVED          YEARS            BY TRUSTEE     HELD BY TRUSTEE
     --------            ----      -----------          -----            ----------     ---------------
Advisory Board

THOMAS ROBARDS        Advisory     Indefinite;   Senior Vice                [30]             None
[P.O. Box 182845      Board        2004 to       President and
Columbus, Ohio        Member       present       Chief Financial
43218]                                           Officer, American
Date of Birth:                                   Museum of
                                                 Natural History
                                                 (2003 to Present);
                                                 Chief Financial
                                                 Officer, Datek
                                                 Online Holding
                                                 Corp. (2000 to
                                                 2003); Executive
                                                  Vice President
                                                 and Chief
                                                 Financial Officer,
                                                 Republic New
                                                 York Corporation
                                                 (1976 to 2000)
Interested Trustee

STEPHEN J. BAKER      Trustee      Indefinite;   Chief Executive            [30]             None
[P.O. Box 182845                   March 2004    Officer, HSBC
Columbus, Ohio                     to present    Asset
43218]                                           Management
Date of Birth:                                   (Americas) Inc.
June 23, 1956                                    (2003 to present);
                                                 Chief Executive
                                                 Officer, HSBC
                                                 Asset
                                                 Management
                                                 (Canada) Limited
                                                 (1998 to 2003)


The names of the Officers, their addresses, ages/date of birth, position(s) held with the Trust, and principal occupation(s) during the past five years are described in the table below.

Officers

  NAME, ADDRESS, AND      POSITION(S) HELD WITH     TERM OF OFFICE AND    PRINCIPAL OCCUPATION(S) DURING
  AGE/DATE OF BIRTH               TRUST           LENGTH OF TIME SERVED            PAST 5 YEARS
  -----------------               -----           ---------------------            ------------
RICHARD A. FABIETTI       President               Indefinite;             Senior Vice President, Head of
452 Fifth Avenue                                  March 2004 to           Product Management, HSBC
New York, NY 10018                                present                 Asset Management (Americas)
Date of Birth:                                                            Inc. (1998 to present).
October 8, 1958

MARK L. SUTER*            Vice President          Indefinite;             Employee of BISYS Fund Services,
90 Park Avenue                                    2000 to present         Inc. (1/00 to present); Vice President
10th Floor                                                                of Client Services, Seligman Data
New York, NY 10016                                                        (6/97 to 12/99); Vice President,
Date of Birth:                                                            Capitalink (2/96 to 5/97).
August 6, 1962

SALVATORE IOCOLANO        Vice President          Indefinite;             Senior Compliance Officer, HSBC
452 5th Avenue                                    2002 to present         Asset Management (Americas) Inc.
18th Floor                                                                (2001 to present); Director of
New York, NY 10018                                                        Compliance, KPMG Investment
Date of Birth:                                                            Advisers (8/99 to 3/01); Director of
August 6, 1962                                                            Compliance, Oppenheimer Capital
                                                                          (3/98 to 8/99); Securities
                                                                          Compliance Examiner, U.S.
                                                                          Securities and Exchange
                                                                          Commission (3/95 to 3/98).

TROY SHEETS*              Treasurer               Indefinite;             Employee of BISYS Fund
3435 Stelzer Road                                 2004 to present         Services, Inc. (4/02 to present);
Columbus, OH 43219-3035                                                   Senior Manager, KPMG LLP  --
Date of Birth:                                                            Ohio Investment Management
[ ]                                                                       and Funds(8/93 to 4/02).

EDWARD T. SEARLE*         Secretary               Indefinite;             Employee of BISYS Fund
100 Summer Street                                 2005 to present         Services, Inc. (1/05 to present);
Suite 1500                                                                Associate, Drinker Biddle &
Boston, MA 02110                                                          Reath LLP (2/00 to 12/04);
Date of Birth:                                                            Employee of SEI Investments
April 3, 1954                                                             Company (8/99 to 2/00).

ALAINA METZ*              Assistant Secretary     Indefinite;             Employee of BISYS Fund Services,
3435 Stelzer Road                                 1996 to present         Inc. (6/95 to present).
Columbus, OH 43219
Date of Birth:
April 4, 1967

FREDERICK J. SCHMIDT*     Chief Compliance        Time expires            Senior Vice President and Chief
90 Park Avenue            Officer                 2005; 2004 to           Compliance Officer, CCO Services
10th Floor                                        present                 of BISYS Fund Services since 2004;
New York, NY 10016                                                        President, FJS Associates from 2002
Date of Birth:                                                            to 2004; Vice President Credit
7/10/59                                                                   Agricole Asset Management, U.S.
                                                                          from 1987 to 2002



* Messrs. Grimm, Suter, Sheets, Searle and Schmidt and Ms. Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

BOARD OF TRUSTEES


      Overall responsibility for management of the Trust rests with its Board of Trustees, whose members are elected by the shareholders of the Trust. The Trustees carry out their responsibilities in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations.


      Committees

      The Trustees have established an audit committee, a valuation committee, and a nominating and corporate governance committee.

      Audit Committee


      The Audit Committee is composed of all of the disinterested Trustees of the Board (each, an "Independent Trustee"). As of the date of this Statement of Additional Information, the members of the Audit Committee are Frederick C. Chen, Alan S. Parsow, Larry M. Robbins and Michael Seely. This Committee is currently chaired by Mr. Chen. The primary purpose of the Audit Committee is to oversee the accounting and financial reporting policies, practices and internal controls of the Funds. The Audit Committee (i) recommends to the Board of Trustees the selection, retention, compensation and termination of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to the utilized and the proposed audit fees; (iii) reviews the annual audit with the independent auditors; (iv) reviews the annual financial statements of the Funds; and (v) reviews the adequacy and effectiveness of internal controls and procedures. The Audit Committee of the Trust held two meetings during the last fiscal year.


      Valuation Committee


      The Valuation Committee includes at least one of the Independent Trustees of the Trust elected by the Board of Trustees and representatives from HSBC Asset Management (Americas) Inc. and BISYS Fund Services. As of the date of this Statement of Additional Information, the members of this Valuation Committee are Frederick C. Chen, Alan S. Parsow, Larry M. Robbins and Michael Seely. This committee is currently chaired by Mr. Parsow. This committee is to oversee the implementation of the Funds' Valuation Procedures and to make fair value determinations on behalf of the Board of Trustees as specified in the Funds' Valuation Procedures. The Valuation Committee held no meetings during the last fiscal year.


      Nominating and Corporate Governance Committee


      The Nominating and Corporate Governance Committee is composed entirely of Independent Trustees and may be comprised of one or more such Independent Trustees. As of the date of this Statement of Additional Information, the members of this committee are Frederick C. Chen, Alan S. Parsow, Larry M. Robbins and Michael Seely. This committee is currently chaired by Mr. Seely. This committee (i) makes nominations for trustee membership on the Board; (ii) evaluates on a periodic basis the operations and effectiveness of the Board as a whole; (iii) periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) periodically reviews Board governance procedures and shall recommend any appropriate changes to the full Board; and (v) periodically reviews trustee compensation and shall recommend any appropriate changes to the Board as a group. The committee does not consider nominees recommended by shareholders. The Nominating and Corporate Governance Committee held [two] meetings during the last fiscal year.

      Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2004.



                                                      AGGREGATE DOLLAR RANGE OF
                                                       EQUITY SECURITIES IN ALL
                            DOLLAR RANGE OF EQUITY     REGISTERED INVESTMENT
                           SECURITIES IN THE TRUST     COMPANIES OVERSEEN BY
                            [IN EACH BELOW, NEED        TRUSTEE IN FAMILY OF
    NAME OF TRUSTEE         TO STATE WHICH FUND]        INVESTMENT COMPANIES
    ---------------         --------------------        --------------------
NON-INTERESTED TRUSTEES

     Frederick C. Chen

     Alan S. Parsow

     Larry M. Robbins

     Michael Seely

     Thomas Robards*

INTERESTED TRUSTEE

     Stephen J. Baker**


* Mr. Robards was appointed as an Advisory Trustee effective November 1, 2004

**Mr. Baker was appointed to the Board of Trustees effective March 2, 2004.


      No Independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each Independent Trustee's (and his immediate family members') share ownership in securities of the Adviser, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the Adviser or principal underwriter of the Trust (not including registered investment companies).



                          NAME OF
                         OWNERS AND
  NAME OF              RELATIONSHIPS                               VALUE OF    PERCENT OF
  TRUSTEE               TO TRUSTEE     COMPANY   TITLE OF CLASS   SECURITIES      CLASS
  -------               ----------     -------   --------------   ----------      -----
Frederick C.
Chen

Larry M.
Robbins

Alan S. Parsow

Michael Seely

Thomas Robards



      As of February _, 2005, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

      No Independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; (ii) any securities interest in the principal underwriter of the Trust or the Adviser or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

      - a Fund;

      - an officer of a Fund;

      - an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as a Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of a Fund;

      - an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as a Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of a Fund;

      - the Adviser or principal underwriter of a Fund;

      - an officer of the Adviser or principal underwriter of a Fund;

      - a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of a Fund; or

      - an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of a Fund.

                              TRUSTEE COMPENSATION


      The Trust pays each Trustee who is not an "interested person" of the Trust (as defined in the 1940 Act) an annual retainer of $20,000 and a fee of $2,000 for each regular meeting of the Board of Trustees and a fee of $1,000 for each committee meeting, except that Mr. Robbins received an annual retainer of $25,000 and a fee of $2,500 for each regular meeting attended and $1,250 for each committee meeting. For the fiscal year ended October 31, 2004, the Trust paid the following compensation to the Trustees of the Trust.

                                                               NAME OF PERSON, POSITION
                    ------------------------------------------------------------------------------------------------------------
                                           NON-INTERESTED TRUSTEES(1)                                 INTERESTED TRUSTEES
                    ------------------------------------------------------------------------   ---------------------------------
AGGREGATE
COMPENSATION        Fredrick C. Chen,   Alan S. Parsow,   Larry M. Robbins,   Michael Seely,   Stephen J. Baker,   Leslie Bains,
FROM FUND                Trustee            Trustee           Trustee            Trustee           Trustee(2)        Trustee(3)
---------                -------            -------           -------            -------           --------          --------
Money Market
Fund                                                                                                 None              None

Cash
Management                                                                                           None              None
Fund,(4)

U.S. Government
Money Market                                                                                         None              None
Fund

Tax-Free Money
Market Funds                                                                                         None              None

New York Tax-
Free Money                                                                                           None              None
Market Fund

U.S. Treasury
Money Market                                                                                         None              None
Fund

California Tax
Free Money                                                                                           None              None
Market Fund

PENSION OR
RETIREMENT
BENEFITS ACCRUED
AS PART OF FUNDS
EXPENSES(6)

ESTIMATED
ANNUAL BENEFITS
UPON RETIREMENT

TOTAL                                                                                                None              None
COMPENSATION
FROM FUND AND
FUND COMPLEX(7)
PAID TO DIRECTORS



1     Mr. Robards was appointed as an Advisory Trustee effective November
      1,



2     2004. Mr. Baker was appointed to the Board of Trustees effective
      March 2, 2004.



3     Ms. Bains resigned her position as Trustee effective December 31,
      2003.



4     The Cash Management Fund commenced operations on [   ], 2004.



5     The Tax-Free Money Market Fund commenced operations on June 9, 2004.



6 The Trust does not accrue pension or retirement benefits as part of Fund expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.



7 The Fund Complex consisted of HSBC Investor Funds, HSBC Advisor Funds Trust, and HSBC Investor Portfolios.

INVESTMENT ADVISER

      HSBC Asset Management (Americas) Inc. is the investment adviser to the Funds pursuant to an investment advisory contract (the "Advisory Contract") with the Trust. For its services, the Adviser is entitled to a fee from each Fund, computed daily and paid monthly, equal on an annual basis to 0.10% of the Fund's average daily net assets.


      For the fiscal years ended October 31, 2004, 2003, and 2002, the aggregate amount of advisory fees paid by the Funds were:



FUND                      2004           2003              2002
----                      ----           ----              ----
Money Market Fund                     $7,172,180        $5,718,899

Cash Management Fund*                 N/A               N/A

U.S. Government Money
Market Fund                           $3,355,384        $3,516,718

Tax-Free Money Market
Fund**                                N/A               N/A

New-York Tax-Free
Money Market Fund                     $746,173          $678,011

U.S. Treasury Money
Market Fund                           $491,157          $190,053

California Tax-Free
Money Market Fund                     $197,638          $68,707



* The Cash Management Fund commenced operations on [     ], 2004.



**The Tax-Free Money Market Fund commenced operations on June 9, 2004.


      The Advisory Contract will continue in effect with respect to each Fund, provided such continuance is approved at least annually (i) by the holders of a majority of the outstanding voting securities of the Funds or by the Trust's Board of Trustees, and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated with respect to a Fund without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

      The Adviser, located at 452 Fifth Avenue, New York, New York 10018, is a wholly-owned subsidiary of HSBC Bank USA ("HSBC"), which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company. No securities or instruments issued by HSBC USA, Inc. or HSBC will be purchased for a Fund.

      The Advisory Contract for the Funds provides that the Adviser will manage the portfolio of each Fund and will furnish to each Funds investment guidance and policy direction in connection therewith. The Adviser has agreed to provide to the Trust, among other things, information relating to composition, credit conditions and average maturity of the portfolio of each Fund. Pursuant to the Advisory Contract, the Adviser also furnishes to the Trust's Board of Trustees periodic reports on the investment performance of each Fund. The Adviser may, out of its own resources, assist in marketing the Funds' shares. Without limiting the foregoing, the Adviser may, out of its own resources and without cost to the Funds, make payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of Class I Shares of the Funds.

      The Adviser has also entered into an Operational Support Services Agreement to provide operational support services in connection with the operation of the Funds. For its services, the Adviser is entitled to a fee from each Fund, computed daily and paid monthly, equal on an annual basis to 0.10% of the Fund's average daily net assets. Operational support services provided by the Adviser include, among other things, (i) data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for each Fund, (ii) compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to the Funds' officers and Trustees, (iii) handling general shareholder relations with Fund investors, such as advice as to the status of their accounts, the current yield and dividends declared to date and assistance with other questions related to their accounts, and (iv) compiling information required in connection with the Funds' filings with the Securities and Exchange Commission.

      If the Adviser were prohibited from performing any of its services for the Trust, it is expected that the Board of Trustees would recommend to the Funds' shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

      The investment advisory services of the Adviser to the Funds are not exclusive under the terms of the Advisory Contract. The Adviser is free to and does render investment advisory services to others.

      The Trust and the Adviser have received an exemptive order from the SEC that allows the Adviser to enter into new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of Independent Trustees) of the Trust must approve any new or amended agreements with sub-advisers. In accordance with the exemptive order received from the SEC, an information statement providing details about the appointment of the new sub-adviser will be mailed to shareholders within 120 days of the change in sub-adviser. Shareholders will also receive an information statement describing material changes to a sub-advisory contract between the Adviser and a sub-adviser within 120 days of the material change. The Adviser remains responsible for the performance of each fund of the Trust, oversees sub-advisers to ensure compliance with each fund's investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style and performance results in order to recommend any changes in a sub-adviser to the Trust's Board of Trustees.

      The Board of Trustees approved the Advisory Contract with respect to each Fund in a meeting on December 13, 2004. In determining whether it was appropriate to approve the Advisory Contract, the Board of Trustees requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board of Trustees carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. Based on its review of the information requested and provided, the Board of Trustees determined that the Advisory Contract is consistent with the best interests of each Fund to which it applies and its shareholders, and enables each Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of each Fund and its shareholders. The Board of Trustees made these determinations on the basis of the following considerations, among others:


 - The investment advisory fees payable to the Adviser under the Advisory Contract are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with each Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds;

 - The Advisory Contract did not increase current investment advisory fees and overall operating expenses of each Fund over historical fee and expense levels;

 - The nature, quality and extent of the investment advisory services expected to be provided by the Adviser, in light of the high quality services provided to the other mutual funds advised by the Adviser and their historic performance, including achievement of stated investment objectives;

 - The Adviser's representations regarding its staffing and capabilities to manage each Fund, including the retention of personnel with significant portfolio management experience;

 - The Adviser's entrepreneurial commitment to the management and success of each Fund, which could entail a substantial commitment of resources to the successful operation of each Fund; and

 - The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser.

      Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees unanimously approved the Advisory Contract with respect to each Fund.

DISTRIBUTION PLANS -- CLASS A, CLASS B, CLASS C, AND CLASS D SHARES ONLY

      Four Distribution Plans have been adopted by the Trust (the "Distribution Plans") with respect to the Class A Shares (the "Class A Plan"), the Class B Shares (the "Class B Plan"), the Class C Shares (the "Class C Plan"), and the Class D Shares (the "Class D Plan") of the Funds. The Distribution Plans provide that they may not be amended to increase materially the costs which the Class A Shares, Class B Shares, Class C Shares and Class D Shares may bear pursuant to the Class A Plan, Class B Plan, Class C Plan and Class D Plan without approval by shareholders of the Class A Shares, Class B Shares, Class C Shares and Class D Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Independent Trustees has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan, Class B Plan, Class C Plan and Class D Plan, the Trustees considered alternative methods to distribute the Class A Shares, Class B Shares, Class C Shares and Class D Shares and to reduce each class' expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit their respective class and that class' shareholders. The Distribution Plans are terminable with respect to the Class A Shares, Class B Shares, Class C Shares or Class D Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.


      For the fiscal years ended October 31, 2004, 2003, and 2002, the Funds paid the following for distribution expenses:



FUND                      2004          2003              2002
----                      ----          ----              ----
Money Market Fund                     $1,196,752        $1,273,875

Cash Management Fund*                 N/A               N/A

U.S. Government Money
Market Fund                           $124              $393

Tax-Free Money Market
Fund**                                N/A               N/A

New-York Tax-Free
Money Market Fund                     $164              $40

U.S. Treasury Money
Market Fund                           $0                $0

California Tax-Free
Money Market Fund                     $0                N/A



* The Cash Management Fund commenced operations on [      ], 2004.



**The Tax-Free Money Market Fund commenced operations on June 9, 2004.


THE DISTRIBUTOR AND SPONSOR

      BISYS Fund Services ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, acts as sponsor and distributor to the Funds under a Distribution Contract with the Trust. BISYS and its affiliates also serve as administrator or distributor to other investment companies. BISYS is a wholly-owned subsidiary of BISYS Group, Inc.

      The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their registered representatives to locations within or outside of the United States for meetings or seminars of a business nature. In addition, the Adviser may, out of its own resources, assist in marketing the Funds' shares. Without limiting the foregoing, the Adviser may, out of its own resources and without cost to the Funds, make payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of shares of the Funds. None of the aforementioned compensation is paid by the Funds or their shareholders.

      Pursuant to the Distribution Plans adopted by the Trust, the Distributor is reimbursed from the Funds monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Funds and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Funds and which provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. Pursuant to the Class A and Class D Plans, the amount of the Distributor's reimbursement from a Fund may not exceed, on an annual basis, 0.25% of the average daily net assets of the Fund represented by Class A Shares and Class D Shares, respectively, outstanding during the period for which payment is being made. Pursuant to the Class B Plan and Class C Plan, respectively, such payments by the Distributor to broker-dealers may be in amounts on an annual basis of up to 0.75% of a Fund's average daily net assets as presented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Class B Plan and Class C Plan, respectively, and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed, on an annual basis, 1.00% of a Fund's average daily net assets represented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. Salary expenses of BISYS personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expenses are allocated to, or divided among, the particular series for which they are incurred.

      Any payment by the Distributor or reimbursement of the Distributor from a Fund made pursuant to the Distribution Plans is contingent upon the Board of Trustees' approval. The Funds are not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.

ADMINISTRATIVE SERVICES PLAN

      The Trust has adopted an Administrative Services Plan which provides that the Trust may obtain the services of an administrator, transfer agent, custodian, and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. The Administrative Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares, or Class Y Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares, or Class Y Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

ADMINISTRATOR

      Pursuant to an Administration Agreement, BISYS provides the Trust with general office facilities and supervises the overall administration of the Trust and the Funds, including, among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations and arranging for the maintenance of books and records of the Funds. BISYS provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of BISYS or its affiliates. The Fund Administrator may, out of its resources, assist in marketing the Funds' shares. Without limiting the foregoing, the Fund Administrator may, out of its own resources and without cost to the Funds, make payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of Class I Shares of the Funds.

      For these services and facilities, BISYS receives from the Funds fees payable monthly at an annual rate of 0.075% of the first $8 billion of the Funds' average daily net assets; 0.07% of the next $1.25 billion; 0.05% of the next $2.75 billion of such assets; and 0.03% of such assets in excess of $12 billion.


      The Administration Agreement was renewed upon its expiration on March 31, 2003, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS. The Administration Agreement will terminate automatically in the event of its assignment. The Administration Agreement also provides that neither BISYS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

      For the fiscal years ended October 31, 2004, 2003, and 2002, the Funds accrued the following administration fees:



FUND                      2004           2003              2002
----                      ----           ----              ----
Money Market Fund                     $3,784,443        $2,695,571

Cash Management Fund*                 N/A               N/A

U.S. Government Money
Market Fund                           $1,256,914        $1,334,320

Tax-Free Money Market
Fund**                                N/A               N/A

New-York Tax-Free
Money Market Fund                     $372,687          $342,580

U.S. Treasury Money
Market Fund                           $183,986          $71,890

California Tax-Free
Money Market Fund                     $74,036           $25,753



* The Cash Management Fund commenced operations on [      ], 2004.



**The Tax-Free Money Market Fund commenced operations on June 9, 2004.


TRANSFER AGENT

      The Trust has entered into Transfer Agency Agreements with BISYS, pursuant to which BISYS acts as transfer agent (the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Funds (unless such account is maintained by the shareholder's securities-broker, if applicable, or Shareholder Servicing Agent), performs other transfer agency functions, and act as dividend disbursing agent for the Funds. The principal business address of BISYS is 3435 Stelzer Road, Columbus, OH 43219-3035.

CUSTODIAN AND FUND ACCOUNTING AGENT

      Pursuant to a Custodian Agreement, HSBC also acts as the custodian of the Funds' assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Funds' investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily net asset value of Shares of the Funds. Securities held for the Funds may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodian does not determine the investment policies of the Funds or decide which securities will be purchased or sold for the Funds. For its services, HSBC receives such compensation as may from time to time be agreed upon by it and the Trust.

      BISYS serves as the fund accounting agent for the Funds. For the fiscal year ended October 31, 2004, the aggregate amount of fund accounting fees paid by each Fund was as follows:



          FUND            2004
          ----            ----
Money Market Fund

Cash Management Fund*

U.S. Government Money
Market Fund

Tax-Free Money Market
Fund**

New-York Tax-Free
Money Market Fund

U.S. Treasury Money
Market Fund

California Tax-Free
Money Market Fund



* The Cash Management Fund commenced operations on [       ], 2004.



**The Tax-Free Money Market Fund commenced operations on June 9, 2004.


SHAREHOLDER SERVICING AGENTS

      The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent, including HSBC, pursuant to which a Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares, and Class Y Shares, of the Funds may be effected and certain other matters pertaining to the Funds; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the Funds' shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Funds or the Trust; and provides such other related services as the Trust or a shareholder may request.

With respect to Class A Shares, Class B Shares, Class C Shares, and Class D Shares, each Shareholder Servicing Agent receives a fee from the Funds for these services, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent.

      The Trust understands that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of the Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, the Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts.

FEDERAL BANKING LAW

      The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, HSBC's and the Adviser's activities remain subject to, and may be limited by, applicable federal banking law and regulations. HSBC and the Adviser believe that they possess the legal authority to perform the services for the Funds contemplated by the Prospectus, this Statement of Additional Information, and the Advisory Contract without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of HSBC and the Adviser to perform these services, the Board of Trustees would review the Trust's relationship with HSBC and the Adviser and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified adviser or, if that course of action appeared impractical, that the Funds be liquidated.

EXPENSES

Except for the expenses paid by the Adviser and the Distributor, the Funds bear all costs of their operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Class A Shares, Class B Shares, Class C Shares and Class D Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to a Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the Funds.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value ("NAV") of each share of each class of the Funds is determined on each day on which the U.S. bond markets are open for trading (the "Money Market Business Day"). The NAV for the Tax-Free Fund, New York Tax-Free Fund and California Tax-Free Fund is determined at 12:00 (noon) Eastern time. The NAV for the U.S. Government Fund and U.S. Treasury Fund is determined at 3:00 p.m. Eastern time. The NAV for the Money Market Fund and Cash Management Fund is determined at 5:00 p.m., Eastern time. Shares of a Fund purchased on the Money Market Business Day prior to determination of the NAV for the Fund will receive the dividend declared for the Fund on the Money Market Business Day. Orders for a Fund effected on the Money Market Business Day after the NAV determination for the Fund will become effective at the NAV determined on the next Money Market Business Day, and will start earning dividends on the Money Market Business Day.

      The Trust uses the amortized cost method to determine the value of each Fund's portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an obligation at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of a Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

      Rule 2a-7 provides that, in order to value its portfolio using the amortized cost method, a Fund's dollar-weighted average portfolio maturity of 60 days or less must be maintained, and only securities having remaining maturities of 397 days or less which are determined by the Trust's Board of Trustees to be of high quality with minimal credit risks may be purchased. Pursuant to Rule 2a-7, the Board has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of a Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from the $1.00 per share valuation based on amortized cost. The extent of any deviation is examined by the Board of Trustees. If such deviation exceeds $0.003, the Board promptly considers what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is anticipated that the net asset value of each class of shares will remain constant at $1.00, although no assurance can be given that the net asset value will remain constant on a continuing basis.

                               PURCHASE OF SHARES

      An investor may purchase shares through the Distributor directly or by authorizing his Shareholder Servicing Agent or his securities broker to purchase such shares on his behalf through the Distributor. An investor may purchase Class Y Shares of the Funds by authorizing his Shareholder Servicing Agent to purchase such Shares on his behalf through the Distributor.

      Class A Shares, Class D Shares, Class I Shares, and Class Y Shares of the Funds and are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no front-end sales charge to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association, that has entered into a Shareholder Servicing Agreement with the Trust (collectively, "Shareholder Servicing Agents"). Class A Shares, Class D Shares, Class I Shares, and Class Y Shares may be purchased through Shareholder Servicing Agents or, in the case of Investor Shares, only through securities brokers that have entered into a dealer agreement with the Distributor ("Securities Brokers"). At present, the only Shareholder Servicing Agents for Class Y Shares of the Funds are HSBC and its affiliates.

      Class B Shares and Class C Shares of the Funds are not offered for sale but are only offered as an exchange option for Class B shareholders and Class C shareholders of the Trust's other investment portfolios who wish to exchange some or all of those Class B shares or Class C shares for Class B Shares or Class C Shares of the Funds. Although Class B Shares and Class C Shares of the Funds are not subject to a sales charge when a shareholder exchanges Class B shares or Class C shares of another Trust portfolio for Class B Shares or Class C Shares of the Fund, they may be subject to a contingent deferred sales charge when they are redeemed. See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares""below.

      Purchases of Class A Shares, Class D Shares, Class I Shares, and Class Y Shares of the Funds are effected on the same day the purchase order is received by the Distributor provided such order is received prior to 12:00 noon, Eastern time, on any Fund Business Day. Shares purchased earn dividends from and including the day the purchase is effected. The Trust intends the Funds to be as fully invested at all times as is reasonably practicable in order to enhance the yield on its assets. Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for Shares to the Distributor.

      While there is no sales load on purchases of Class A Shares and Class D Shares, the Distributor may receive fees from the Funds. See "Management of the Trust -- The Distributor and Sponsor" above. Other funds which have investment objectives similar to those of the Funds but which do not pay some or all of such fees from their assets may offer a higher yield.

      All purchase payments are invested in full and fractional Shares. The Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

EXCHANGE PRIVILEGE

      By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of the Funds may exchange some or all of his Shares for shares of an identical class of one or more of the following investment companies for which HSBC serves as investment adviser as HSBC may determine (the "HSBC Investor Funds"): HSBC Investor Cash Management Fund, HSBC Investor U.S. Government Money Market Fund, HSBC Investor U.S. Treasury Money Market Fund, HSBC Investor New York Tax-Free Money Market Fund, and HSBC Investor California Tax-Free Money Market Fund (the "Money Market Funds"); HSBC Investor Limited Maturity Fund, HSBC Investor Bond Fund, and HSBC Investor New York Tax-Free Bond Fund (the "Income Funds"); HSBC Investor Growth Fund, HSBC Investor Growth and Income Fund, HSBC Investor Mid-Cap Fund, HSBC Investor Overseas Equity Fund, HSBC Investor Opportunity Fund and HSBC Investor Value Fund ("Equity Funds," Income Funds and Equity Funds together, the "Retail Funds"). By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of the Retail Funds may exchange some or all of his Shares at net asset value without a sales charge for Shares of the same class offered with the same or lower sales charge by any of the Trust's other Funds. Exchanges for Shares with a higher sales charge may be made upon payment of the sales charge differential.

      An investor will receive Class A Shares of the Money Market Funds in exchange for Class A shares of the HSBC Investor Funds, unless the investor is eligible to receive Class D Shares of the Money Market Funds, in which case the investor will receive Class D Shares of a Money Market Fund in exchange for Class A shares of a HSBC Investor Fund. Class B Shares, Class C Shares, Class I Shares, and Class Y Shares may be exchanged for shares of the same class of one or more of the HSBC Investor Funds at net asset value without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Holders of the Funds' Class B Shares may not exchange their Shares for shares of any other class. Exchanges of Fund Investor Shares for Investor Shares of one or more HSBC Investor Funds may be made upon payment of the applicable sales charge, unless otherwise exempt. Shareholders of Class A Shares and Class D Shares of the Funds who are shareholders as of December 31, 1997 will be grandfathered with respect to the HSBC Investor Funds and will be exempt from having to pay a sales charge on any new purchases of Class A Shares or Class D Shares of the Funds. An exchange of Class B Shares or Class C Shares will not affect the holding period of the Class B Shares or Class C Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other HSBC Investor Funds, which may produce a gain or loss for tax purposes.

      The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other HSBC Investor Funds and consider the differences in investment objectives and policies before making any exchange.

      An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A Shareholder wishing to exchange his or her Shares may do so by contacting the Trust at 800-782-8183, by contacting his or her broker-dealer or by providing written instruction to the Distributor.

AUTOMATIC INVESTMENT PLAN

      The Trust offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Funds. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor's bank are notified to discontinue further investments. Due to the varying procedures to prepare, process and to forward bank withdrawal information to the Trust, there may be a delay between the time of the bank withdrawal and the time the money reaches the Funds. The investment in the Funds will be made at the net asset value per share determined on the day that both the check and the bank withdrawal data are received in required form by the Distributor. Further information about the plan may be obtained from BISYS at the telephone number listed on the back cover.

      For further information on how to purchase Investor Shares from the Distributor, an investor should contact the Distributor directly (see back cover for address and phone number).

PURCHASES THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER

      The Funds' shares (except Class B Shares, Class C Shares and Class Y Shares of the Funds) are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a Securities Broker that has entered into a dealer agreement with the Distributor. Class Y Shares of the Funds are only being offered to customers of Shareholder Servicing Agents. Shareholder Servicing Agents and Securities Brokers, if applicable, may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre-authorized or automatic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent and Securities Broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or Securities Broker. Conversely, certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Funds, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents.

      Shareholder Servicing Agents and Securities Brokers may transmit purchase payments on behalf of their customers by wire directly to the Funds' custodian bank by following the procedures described above.

      For further information on how to direct a Securities Broker, if applicable, or a Shareholder Servicing Agent to purchase Shares, an investor should contact his Securities Broker or his Shareholder Servicing Agent.

CONTINGENT DEFERRED SALES CHARGE ("CDSC") -- CLASS B SHARES

      Investors purchasing shares of the Funds will ordinarily purchase either Class A Shares, Class D Shares, Class I Shares, or Class Y Shares. Investors will only receive Class B Shares by exchanging the Class B Shares of other HSBC Investor Funds. If an investor exchanges shares of other HSBC Investor Funds for shares of the Funds and wish to sell his or her shares, Class B Shares may be subject to a contingent deferred sales charge ("CDSC"). Specifically, Class B Shares of the Funds will be subject to a declining CDSC if Class B Shares of any of the HSBC Investor Funds are exchanged for Class B Shares of any of the Money Market Funds and redeemed within 4 years. In such cases, the CDSC will be:

Years since Purchase                   CDSC as a % of Dollar Amount Subject to Charge
0-1                                                     4.00%
1-2                                                     3.00%
2-3                                                     2.00%
3-4                                                     1.00%
More than 4                                             None

      The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. There is no CDSC on reinvested dividends or distributions. If an investor sells some but not all of his or her Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

      The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a Shareholder who has reached age 70 1/2, and
(iii) to the extent the redemption represents the minimum required distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

CONVERSION FEATURE -- CLASS B SHARES

      Class B Shares of the Money Market Funds will convert automatically to Class A Shares of the same Fund (or Class D Shares, depending on your eligibility), after six years from the beginning of the calendar month in which the Class B Shares were originally purchased. After conversion, the shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares (or Class D Shares) which will increase the shareholder's investment return compared to the Class B Shares. A shareholder will not pay any sales charge or fees when his or her shares convert, nor will the transaction be subject to any tax. If an investor purchased Class B Shares of one fund which he or she exchanged for Class B Shares of another fund, the holding period will be calculated from the time of the original purchase of Class B Shares. The dollar value of Class A Shares (or Class D Shares) the investor receives will equal the dollar value of the Class B shares converted.

LEVEL LOAD ALTERNATIVE -- CLASS C SHARES

      Class C Shares of the Money Market Funds are only available for purchase by customers of HSBC Bank USA sweep programs. Other investors will only receive Class C Shares by exchanging the Class C Shares of other HSBC Investor Funds. If an investor purchases Class C Shares or exchanges Class C Shares of other HSBC Investor Funds for Class C Shares of the Funds and wishes to sell his or her shares, the redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Class C Shares. The CDSC will be assessed on the lesser of the current NAV or the NAV at the time of purchase.

      Unlike Class B Shares, Class C Shares have no conversion feature.

                              REDEMPTION OF SHARES

      A shareholder may redeem all or any portion of the Shares in his account at any time at the net asset value (normally $1.00 per share for the Funds) next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to Shares purchased directly through the Distributor, or to his Securities Broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Class A Shares, Class D Shares, Class I Shares, and Class Y Shares may be redeemed without charge while Class B Shares and Class C Shares may be subject to a contingent deferred sales charge (CDSC). See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 12:00 noon, Eastern time, for a Fund on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

      The proceeds of a redemption are normally paid from the Funds in U.S. dollars on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days' notice all Shares in an account which has a value below $50.00, provided that such involuntary redemptions will not result from fluctuations in the value of Fund Shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

      Unless Shares have been purchased directly from the Distributor, a shareholder may redeem Shares only by authorizing his Securities Broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his Securities Broker or his Shareholder Servicing Agent). For further information as to how to direct a Securities Broker or a Shareholder Servicing Agent to redeem Shares, a shareholder should contact his Securities Broker or his Shareholder Servicing Agent.




SYSTEMATIC WITHDRAWAL PLAN

      Any shareholder who owns Shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisors. No additional charge to the shareholder is made for this service.

REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE DISTRIBUTOR

      Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of Class A Shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Transfer Agent, however, may reject redemption instructions if the guarantor is neither a member nor a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

      Redemption by Wire or Telephone. An investor may redeem Class A Shares or Class D Shares of the Funds by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the Funds by wire or by check. The Trust reserves the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or Securities Broker at the time a request for a telephone redemption is effected: (1) shareholder's account number; (2) shareholder's social security number; and (3) name and account number of shareholder's designated Securities Broker or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

CHECK REDEMPTION SERVICE

      Shareholders may redeem Class A Shares or Class D Shares of the Funds by means of a Check Redemption Service. If Class A Shares or Class D Shares are held in book credit form and the Check Redemption Service has been elected on the Purchase Application on file with the Trust, redemptions of shares may be made by using redemption checks provided by the Trust. There is no charge for this service. Checks must be written for amounts of $250 or more, may be payable to anyone and negotiated in the normal way. If more than one shareholder owns the Class A Shares or Class D Shares, all must sign the check unless an election has been made to require only one signature on checks and that election has been filed with the Trust.

      Class A Shares and Class D Shares represented by a redemption check continue to earn daily dividends until the check clears the banking system. When honoring a redemption check, the Trust causes the redemption of exactly enough full and fractional Class A Shares and Class D Shares of the Funds from an account to cover the amount of the check. The Check Redemption Services may be terminated at any time by the Trust.

      If the Check Redemption Service is requested for an account in the name of a corporation or other institution, additional documents must be submitted with the application, i.e., corporations (Certification of Corporate Resolution), partnerships (Certification of Partnership) and trusts (Certification of Trustees). In addition, since the share balance of the Fund account is changing on a daily basis, the total value of the Fund account cannot be determined in advance and the Fund account cannot be closed or entirely redeemed by check.

                                RETIREMENT PLANS

      Class D Shares of the Funds are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Sponsor upon request. The tax law governing tax-deferred retirement plans is complex and changes frequently. Before investing in the Funds through one or more of these plans, an investor should consult his or her tax advisor.

INDIVIDUAL RETIREMENT ACCOUNTS

      The shares may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor's Shareholder Servicing Agent. In any event, such a plan is available from the Sponsor naming BISYS as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. In general, IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax-qualified or Government-approved retirement plan. In general, an IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible, in whole or in part, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover or determining contribution limits.

DEFINED CONTRIBUTION PLANS

      Investors who are self-employed may purchase shares of the Funds for retirement plans for self-employed persons which are known as defined contribution plans (formerly Keogh or H.R. 10 Plans). HSBC offers a prototype plan for money purchase and profit sharing defined contribution plans. The rules governing these plans are complex, and a tax advisor should be consulted.

SECTION 457 PLAN, 401(k) PLAN, 403(b) PLAN

      The Funds may be used as an investment vehicle for certain deferred compensation plans provided for by Section 457 of the Code with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities, tax-exempt organizations and certain affiliates of such entities. The Funds may also be used as an investment vehicle for both 401(k) plans and 403(b) plans.

                           DIVIDENDS AND DISTRIBUTIONS

      The Trust declares all of each Fund's net investment income daily as a dividend to the Fund shareholders. Dividends substantially equal to each Fund's net investment income earned during the month are distributed in that month to the Fund's shareholders of record. Generally, a Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Retail Funds, except as required for federal income tax purposes.

      Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or Securities Broker), dividends are distributed in the form of additional shares of the Funds at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

      Each Fund's net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to each Fund's shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies. Unless a shareholder elects to receive dividends in cash, dividends are distributed in the form of additional shares of the Funds (purchased at their net asset value without a sales charge).

      For this purpose, the net income of the Funds (from the time of the immediately preceding determination thereof) consists of (i) all income accrued, less the amortization of any premium, on the assets of the Funds, less (ii) all actual and accrued expenses determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of the Funds. Obligations held in a Fund's portfolio are valued at amortized cost, which the Trustees of the Trust have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This method provides certainty in valuation, but may result in periods during which the ,stated value of an obligation held for a Fund is higher or lower than the price the Fund would receive if the obligation were sold. This valuation method will continue to be used until such time as the Trustees of the Trust determine that it does not constitute fair value for such purposes.

      Since the net income of the Funds is declared as a dividend each time the net income of the Funds is determined, the net asset value per share of the Funds is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Funds, representing the reinvestment of dividend income, is reflected by an increase in the number of Shares in his account.

      It is expected that the Funds will have a positive net income at the time of each determination thereof. If, for any reason, the net income of the Funds determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of an obligation held in a Fund's portfolio, the negative amount with respect to each shareholder account would first be offset from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month, the number of outstanding Fund shares would be reduced by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the account of such shareholder which represents his proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Funds. Thus, the net asset value per share is expected to be maintained at a constant $1.00.

              DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

      The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares, and Class Y Shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series of the Trust participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has multiple series of shares, each of which constitutes a separately managed fund. The Trust reserves the right to create additional series of shares. The Trust may authorize the creation of multiple classes of shares of separate series of the Trust. Currently, shares of the Money Market Fund, Cash Management Fund, Tax-Free Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund are divided into six separate classes. Shares of the New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund are divided into five separate classes.

      Each share of each class of the Funds represents an equal proportionate interest in a Fund with each other share of that class. Shares have no preference, pre-emptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote.

      Each Shareholder Servicing Agent has agreed to transmit all proxies and voting materials from the Trust to their customers who are beneficial owners of the Funds and such Shareholder Servicing Agents have agreed to vote as instructed by such customers. Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. The Trust will hold special meetings of Fund shareholders when, in the judgment of the Trustees of the Trust, it is necessary or desirable to submit matters for a shareholder vote.

      Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class shall bear any class expenses; and
(c) each class shall have exclusive voting rights on any matter submitted to shareholders that relate solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

      The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

      Shareholders of the Funds have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of the Funds, shareholders of the Funds would be entitled to share pro rata in the net assets of the Funds available for distribution to shareholders.

      The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Funds or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

      The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


      As of February _, 2005, the following persons owned of record or beneficially 5% or more of a Fund or class of shares:


                                    TAXATION

FEDERAL INCOME TAX

      The following is a summary of certain U.S. federal income tax issues concerning the Funds and their shareholders. The Funds may also be subject to state, local, foreign or other taxes not discussed below. This discussion does not purport to be complete or to address all tax issues relevant to each shareholder. Prospective investors should consult their own tax advisors with regard to the federal, state, foreign and other tax consequences to them of the purchase, ownership or disposition of Fund shares. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive.

      The Funds intend to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

      As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Funds intend to distribute all or substantially all of such income.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses for the 12-month period ending October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by a Fund in October, November or December of that year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

DISTRIBUTIONS IN GENERAL

      Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. It is not expected that such distributions will be eligible for the dividends-received deduction for corporations.


      If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund's net taxable investment income will be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on municipal securities) would be taxable to a Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits.


      The excess of long-term capital gains over net short-term capital losses realized, distributed and properly designated by the Funds, whether received in cash or reinvested in Funds, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Capital gain distributions made to individuals are subject to a maximum federal income tax rate of 15% under current law. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares will be taxed on the amount of such distribution and will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

      Generally, the maximum tax rate for individual taxpayers on long-term capital gains and on certain qualifying dividend income is 15%. These rates do not apply to corporate taxpayers. The Funds will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Funds that would be eligible for the lower maximum rate, although it does not expect to distribute a material amount of qualifying dividends. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from funds, such as the Funds, investing in debt instruments will not generally qualify for the lower rates.


      Upon disposition (by redemption, repurchase, sale or exchange) of Fund shares, a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Realization of such a gain or loss is considered unlikely because of each Fund's policy to attempt to maintain a $1.00 per share net asset value. Any such gain or loss would be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands. For individuals, long-term capital gain will generally be subject to a maximum tax rate of 15% if the shareholder's holding period for the shares is more than 12 months. Gain from the disposition of shares held not more than one year will be taxed as short-term capital gain. A loss realized by a shareholder on the disposition of Fund shares with respect to which long-term capital gain dividends have been received will, to the extent of such long-term capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Any loss realized on a sale or exchange of Fund shares also will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

      Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).


      The Trust will be required to report to the Internal Revenue Service (the "IRS") all distributions by the Funds except in the case of certain exempt shareholders. All such distributions generally will be subject to withholding of federal income tax at a rate of 28% (in 2005) ("backup withholding") in the case of nonexempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against the shareholder's federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.


      The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each series of the Trust (including the Funds) qualifies as a regulated investment company for purposes of Massachusetts law.


      The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). Subject to certain limitations, dividends payable to certain non-U.S. shareholders will be exempt from withholdings of U.S. tax through 2007 to the extent such dividends are attributable to interest or short-term capital gains. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.


                        OTHER INFORMATION

CAPITALIZATION

      The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, Fund Trust Tax-Free Trust (organized on July 30, 1986) and Fund Vest (organized on July 17, 1984, and since renamed Fund Source). Prior to October 3, 1994, the name of the Trust was "Fund Trust." Prior to April 12, 2001, the name of the Trust was Republic Funds.

      The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional classes or series will not alter the rights of the Funds' shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Funds, each shareholder is entitled to receive his pro rata share of the net assets of the Funds.

INDEPENDENT AUDITORS


      The Board of Trustees has appointed KPMG LLP as independent auditors of the Trust for the fiscal year ending October 31, 2005. KPMG LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG LLP's address is 191 West Nationwide Blvd., Suite 500, Columbus, Ohio 43215.


COUNSEL

      Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares of the Funds offered by the Trust, and also acts as counsel to the Trust.

CODE OF ETHICS

      The Trust, the Adviser, and BISYS each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and BISYS from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions, required to preclear certain transactions and to report certain transactions on a regular basis.

REGISTRATION STATEMENT

      This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to shares of the Funds, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

      Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS


      The Funds' current audited financial statements dated October 31, 2004 are hereby incorporated herein by reference from the Annual Report of the Funds dated October 31, 2004 as filed with the Securities and Exchange Commission. Copies of the report will be provided without charge to each person receiving this Statement of Additional Information.


SHAREHOLDER INQUIRIES

      All shareholder inquiries should be directed to the Trust, P.O. Box 182845, Columbus, Ohio 43218-2845.

           GENERAL AND ACCOUNT INFORMATION: (800) 782-8183 (TOLL FREE)

                                   APPENDIX A

                      DESCRIPTION OF MUNICIPAL OBLIGATIONS

      Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from regular federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

      The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing, power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

      Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

                  (1) Tax Anticipation Notes. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

                  (2) Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

                  (3) Tax And Revenue Anticipation Notes. Tax and Revenue Anticipation Notes are issued by the State to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

                  (4) Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes.

      Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

      The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's Investors Service, Standard & Poor's Rating Services and Fitch, Inc. represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                   APPENDIX B

                        ADDITIONAL INFORMATION CONCERNING
              NEW YORK MUNICIPAL OBLIGATIONS [NEEDS TO BE UPDATED]

      The following information is a summary of special factors affecting investments in New York municipal obligations. It does not purport to be a complete description and is based on information from the Annual Information Statement ("AIS") of the State of New York dated _______ ("Update").(1)

                                  INTRODUCTION

      New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. Beginning in 2003, Federal and state government employment and wage statistics are being reported in accordance with the new NAICS industrial classification system.

      Services: The services sector, which includes professional and business services, education and healthcare, leisure and hospitality services and other services, is the State's leading economic sector. The services sector accounts for more than four of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

      Manufacturing: Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating, and electrical equipment products are located in the upstate region.

      Trade: As defined under NAICS, wholesale and retail trade is the largest sector in terms of nonagricultural jobs in New York but only the third largest when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

---------------------

      (1)Readers may obtain informational copies of the AIS, updates, and supplements by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705, or the Office of the State Comptroller, Gov. A.E. Smith State Office Building, Albany, NY 12236, (518) 474-4015. This information is also available electronically on the Division of the Budget (DOB) Internet site at www.budget.state.ny.us/dob.

      Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for less than one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

      Agriculture: Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

      Government: Federal, State and local governments together are the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

      Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance, and real estate share, as measured by wages, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

      The State's economy suffered more than the nation as a whole during the recession due to the September 11 devastation of downtown New York City and the importance of the finance and tourism industries to the State economy. However, the State is slowly emerging from recession and growth is evident in several sectors. State nonagricultural employment is expected to rise 0.8 percent in 2004. Wages are expected to rise 5.1 percent in 2004. Total State personal income is projected to increase 5.1 percent in 2004, primarily reflecting strength in wage growth. The growth is attributable primarily to an improved outlook in the financial and insurance sector.

      The risks to the New York forecast are substantial. Weaker than expected growth for both the national and international economies could hinder the State's recovery. This would result in even slower employment and income growth than projected. Financial sector activity remains the largest risk to the New York forecast. Continued weakness in this sector would have a deleterious impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy.

ECONOMIC AND DEMOGRAPHIC TRENDS

      State Economy

      In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990 - 1991 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. However, the situation has been improving during recent years. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 attack resulted in a slowdown in New York that was more severe than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years.

      State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

      U.S. Economy

      Following a sluggish recovery period, the U.S. economy finally appears to be on a sustainable expansionary path. The climate of uncertainty caused by the September 11th terrorist attacks, a string of corporate governance scandals and the war in Iraq and its aftermath seems to have subsided and business confidence appears to be improving. Real U.S. Gross Domestic Product (GDP) is expected to grow at an annual rate of 4.7 percent, following growth of 3.1 percent in 2003.

      Equity prices are rising in response to brisk profit growth and monetary policy is expected to remain accommodative. Household spending is expected to rise, supported by rising employment and incomes, and the continued impact of the 2003 tax cuts. Finally, the combined impact of a moderately falling dollar and accelerating growth in the world economy is expected to increase the demand for U.S. exports in 2004, although on balance, the trade deficit is expected to widen. Persistent slack in the economy and declining oil prices, will likely lower the inflation rate, as measured by growth in the Consumer Price Index
(CPI), to 1.8 percent in 2004 from 2.3 percent in 2003. Personal income is expected to increase 4.7 percent in 2004 following an increase of 3.3 percent in 2003. The national unemployment rate is expected to average 5.7 percent in 2004, after averaging 6.0 in 2003.

                              FISCAL YEAR 2003-2004

EVENTS RELATED TO 2003 - 2004 FINANCIAL PLAN

      The State's current fiscal year began on April 1, 2003 and ends on March 31, 2004. The Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-2004 fiscal year on March 31, 2003, and the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year on May 2, 2003. The Governor did vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003.

      In January 2003, the Governor presented a balanced 2003-04 Executive Budget with proposals that closed a combined 2002-03 and 2003-04 General Budget gap of over $11.5 billion. In May 2003, the DOB projected a shortfall of approximately $900 billion from the Executive Plan resulting primarily from spending additions and lower than projected receipts associated with the final settlement of a 2002 tax liability. On May 28, 2003, DOB issued a revised 2003-04 Financial Plan following final action on the budget by the State Legislature (the Enacted Plan) to reflect final action on the 2003-2004 State Budget by the Legislature.

OVERVIEW OF THE 2003 - 2004 FINANCIAL PLAN

      The 2003 - 2004 January Financial Plan Update reflects revisions based on a review of actual operating results through mid-January 2004, and an updated analysis of underlying economic, revenue, and spending trends.. DOB projected a potential imbalance in the General Fund of roughly $900 million in 2003-04 prior to the anticipated receipt of Federal Funds from the Federal economic stimulus legislation. The stimulus package provided $1.07 billion of fiscal relief to the State, including $645 million in one-time Federal revenue sharing payments and $422 million from a 15-month increase in the Federal matching rate on Medicaid costs (FMAP). An additional $170 million of fiscal savings occurred from the delay in providing payments to New York City associated with the LGAC/Municipal Assistance Corporation (MAC) transaction for a total benefit of $1.24 billion. All other revisions since the Enacted Budget resulted in no significant change to budget balance, and incorporate a slightly improved receipts forecast, higher spending in Medicaid, welfare and TAP, and lower spending in State Operations and debt service. Thus, the net positive impact of $1.24 billion, mostly from the Federal stimulus package, eliminated the potential $912 million potential imbalance.

      Projected spending has increased $1.9 billion since the Enacted Budget. This is primarily attributable to higher projected spending in Medicaid for direct program needs, upward re-estimates to Federal grant levels, and higher Federal matching aid related to the one-time FMAP increase ($1.20 billion); an increase in Federal pass-through aid for the World Trade Center ($556 million); and growth in Federal aid for education ($515 million) and child care spending ($126 million). These increases are partially offset by lower projected disbursements from the Community Projects Fund ($300 million).

2003 - 2004 STATE FINANCIAL PLAN

      Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board. This section discusses significant activities in the General Fund and the other governmental funds anticipated in 2003 - 2004.

GENERAL FUND

      The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2003 -- 2004 fiscal year, the General Fund is expected to account for approximately 41 percent of All Governmental Funds disbursements and 67 percent of State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

      Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The 2003 - 2004 Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. See the section entitled "Special Considerations" below for a discussion of certain risks and uncertainties faced by the State.

General Fund Receipts

      Total General Fund receipts, including transfers from other funds and tobacco securitization proceeds, are now estimated at $42.26 billion for 2003-2004, an increase from 2002-2003 of $4.86 billion. General Fund receipts are projected to be $108 million below the projections contained in the Mid-Year Update. The increase is largely the result of the collection of $4.2 billion in tobacco securitization proceeds and $645 million in Federal revenue sharing grants.

      The personal income tax is imposed on individuals, estates and trusts and is based, with certain modifications, on federal definitions of income and deductions. After RBT deposits, personal income tax receipts for 2003-04 are estimated to reach $15.79 billion, a decrease of $1 billion (5.9.) from 2002-03.

      User taxes and fees are comprised of the State's sales and use tax; and cigarette, tobacco, alcoholic beverage, and auto rental taxes. They also include receipts from motor vehicle fees and alcoholic beverage license fees. Dedicated transportation funds outside the General Fund receive all the revenues of the motor fuel tax and motor vehicle registration fees, and all highway use taxes and fees. Receipts from user taxes and fees are projected to total $7.9 billion in fiscal year 2003 - 2004, $834 million or 11.8 percent above 2002-03 collections.

      Business taxes include franchise taxes based generally on the net income of business, banking, and insurance corporations, taxes based on the gross receipts of utilities, and gallonage-based petroleum business taxes. Total business tax collections are projected to total $3.39 billion in fiscal year 2003 - 2004, $15 million higher than 2002 - 2003 receipts, due primarily to an increase in insurance tax collections as a result of tax restructuring.

      Other taxes include the estate and gift tax, the real property gains tax, and pari-mutuel taxes. The yield from other taxes in 2003-04 is estimated at $784 million, an increase of $41 million from 2002 - 2003. This increase is principally caused by a boost in the collections of the estate tax, which reflects and increase of market equity values form the recent improvement in the economy.

      Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain license and fee revenues. Receipts in this category are estimated at $5.97 billion in fiscal year 2003 - 2004, an increase of $3.88 billion from 2002 - 2003, due largely in part from $4.2 billion in tobacco securitization proceeds.

      Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, including the one percent sales tax used to support payments to the Local Government Assistance Corporation
(LGAC). Transfers from other funds are estimated at $7.77 billion in fiscal year 2003-2004, an increase of $610 million from 2002 - 2003. The increase reflects better-than-anticipated year-to-date collection experience for the personal income, sales and real estate transfer taxes.

      General Fund Disbursements

      General Fund disbursements, including transfers to other funds, are projected to total $42.06 billion in fiscal year 2003 - 2004, a net decrease of $392 million from the restated Mid-Year Update. The revisions include lower estimated spending from the Community Projects Fund ($200 millions) now projected to occur in 2004-05. The remaining decrease of $192 million primarily reflects: a net reduction in State Operations spending ($87 million) including increase mental hygiene offsets, lower spending for the Judiciary, and a net reduction in costs across several agencies from the ongoing statewide austerity measures; lower debt service costs provided from debt management actions ($73 million); and downward reestimates to all other transfers ($41 million), offset by a projected deficiency in nonpublic school aid ($16 million).

      Grants to local governments is the largest category of General Fund disbursements and includes financial aid to local governments and non-profit organizations, as well as entitlement payments for individuals. The largest areas of spending in local assistance are for aid to public schools (44 percent) and for the State's share of Medicaid payments to medical providers (22 percent). Spending for mental hygiene programs (6 percent), higher education programs (5 percent), welfare assistance (4 percent), and children and families services (4 percent) represent the next largest areas of local aid.

      Spending in local assistance was projected to total $28.01 billion in fiscal year 2003 - 2004, an increase of $1.30 billion (4.9 percent) from 2002 - 2003. This net spending growth is primarily attributable to welfare assistance programs ($631 million), Medicaid ($318 million), additional spending in Community Fund Projects ($350 million), higher spending for the Higher Education Service Corporation ($123 million) and various other local assistance programs. These increases are partially offset by an annual decline in spending for the City University of New York ($176 million) and a scheduled decline in payments for the Yonkers settlement agreement ($110 million).

      General Fund spending for school aid was projected at $12.31 billion in fiscal year 2003 - 2004 (on a State fiscal year basis) an increase of $34 million over 2002-03. This net increase reflects the "tail" cost of the 2002-2003 school year increase offset in part by the reduced spending in the 2003-04 enacted school year aid package.

      Medicaid spending was estimated at $6.27 billion in fiscal year 2003 - 2004, an increase of $318 million (5.3 percent) from 2002-2003. The underlying spending growth of roughly 8 percent ($478 million) is partially offset by increased Federal aid ($324 million), additional financing through HCRA ($117 million), and various cost containment proposals.

      Spending on welfare was projected at $1.13 billion in fiscal year 2003 - 2004, an increase of $637 million (127.2 percent) from 2002 - 2003. This increase is largely attributable to additional use of federal TANF funds to offset spending in 2002-2003 ($465 million) and the increased cost of the welfare caseload ($166 million).

      Higher Education Service Corporation (HESC) spending was projected at $442 million, an increase of $123 million (38.6 percent) from 2002-03. This increase reflects underlying program growth ($163 million) and a reduction in available federal TANF funds ($64 million), offset by a deferral of Tuition Assistance Program costs into the 2004-05 fiscal year ($104 million).

      Spending for all other local assistance programs will total $7.18 billion in fiscal year 2003 - 2004, a net increase of $366 million (5.4 percent) from 2002-03. This includes increased State support for children and family services ($90 million), public health programs ($41 million), mental hygiene programs ($27 millions), partially offset an annual decrease in the funding for the Yonkers settlement agreement ($110 million).

      State operations pays for the costs of operating the Executive, Legislative, and Judicial branches of government. State operations spending in this category was projected at $7.17 billion in fiscal year 2003 - 2004, a decrease of $547 million (7.1 percent) over the prior year. The State's overall workforce is projected to total 186,000 persons by the end of 2003-04, down approximately 10,000 from November 2001 when the Governor announced a series of cost savings actions following the September 11 attacks.

      General State charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the Executive branch, Legislature, and Judiciary. These payments, many of which are mandated by statute and collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation, and unemployment insurance. GSCs also cover State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers.

      Disbursements for GSCs are estimated at $3.20 billion in fiscal year 2003-2004, an increase of $467 million from the prior year. The growth results from higher health insurance costs, primarily to cover the increasing cost of providing health insurance benefits for State employees, as well as higher costs for pensions and related benefits.

      Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources. For a full discussion of the State's capital and debt programs, see the section entitled "Debt and Other Financing Activities" in this AIS.

      Transfers for debt service total $1.58 billion in 2003-04, an increase of $87 million. The increase is primarily attributable to planned growth in underlying debt service costs, offset by continued debt reduction efforts.

      Transfers for capital projects pay for projects that are not financed by bond proceeds, dedicated taxes, Federal grants or other revenues. Transfers for capital projects in 2003-04 are projected to increase by $81 million and reflect year-to-year increases in pay-as-you-go financing for certain projects and changes in the timing of the receipt of bond proceeds to reimburse capital spending.

      The State's cost of transfers to the State University are projected to increase by $119 million over 2003-04 primarily due to financing the State's share of an outstanding SUNY loan.

      All other transfers, which include all remaining transfers from the General Fund to other funds, are estimated to total $482 million in 2003-04, an decrease of $179 million. The growth is attributable to decreases in the Community Service Provider Assistance Program ($100 million), Medicaid payments to SUNY hospitals ($48 million), and payments to the State Lottery Fund ($17 million).

NON-RECURRING ACTIONS

      The non-recurring actions incorporated in the 2003-04 Enacted Plan, are primarily intended to finance the extraordinary revenue losses associated with the 2002 tax year that DOB expects will not recur.

      A total of $5.1 billion in gross nonrecurring actions, with a net impact of $3.2 billion on the Financial Plan, are incorporated into the 2003-04 Enacted Plan. These include resources from the securitization of tobacco settlement payments ($3.8 billion), the use of federal TANF moneys to offset General Fund welfare, HESC, and school aid program spending ($458 million), spending delays fro a Medicaid cycle and TAP payments ($274 million), the one-time shift of various pay-as-you-go capital projects to bonding ($122 million), debt management actions to reduce debt service costs ($161 millions), recoveries of school aid and welfare overpayments ($88 million), abandoned property collections ($75 million), and various routine fund sweeps ($138 million).

GENERAL FUND CLOSING BALANCE

      The 2003-04 Financial Plan projects a closing balance in the General Fund of $1.01 billion. The closing balance is comprised of $794 million in the Tax Stabilization Reserve Fund, $200 million in the Community Projects Fund, and $20 million in the Contingency Reserve Fund. The projected increase of $284 million from the Mid-Year Update reflects an additional $200 million balance in the Community Projects Fund resulting from spending delays and a planned deposit of $84 million to the Tax Stabilization Reserve Fund. The closing fund balance excludes $661 million expected to be on deposit in the tax refund reserve account at the close of 2003-04.

OUTYEAR PROJECTIONS OF RECEIPTS AND DISBURSEMENTS

      It is currently estimated that spending and revenue actions in the Enacted Plan in concert with events since the presentation of Executive Plan will result in projected General Fund budget gaps of $6 billion for 2004-05 and $8 billion for 2005-06, before reflecting savings from the Fiscal Management Plan or extra federal aid, which are expected to reduce the gaps by approximately $900 million in each year.

      In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1.0 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03.

OTHER GOVERNMENTAL FUNDS

      In addition to the General Fund, the 2003-04 Enacted Plan includes Special Revenue Funds, Capital Projects Funds, and Debt Service Funds. These are discussed below.

      All Governmental Funds spending is estimated at $98.29 billion in 2003-04, an annual increase of $314 million from the Mid-Year Update. This increase is primarily due to higher than anticipated disbursements for education ($518 million), Medicaid costs relating to the 15-month increase in the federal matching rate ($379 million), and child care spending ($142 million), offset by a decline in State Funds.

SPECIAL REVENUE FUNDS

      Total disbursements for programs supported by Special Revenue Funds are projected at $47.05 billion. Special Revenue Funds, which include Federal grants and State Special Revenue Funds, comprise 50 percent of the All Governmental Funds Financial Plan.

      Federal grants account for 66 percent of all special revenue spending in 2003-04, comparable to prior years. Disbursements from Federal funds, excluding aid for capital programs, are estimated at $33.44 billion, an increase of $202 million from 2002-03. Medicaid is the largest program within Federal funds, accounting for over half of total spending in this category. In 2003-04, Federal support for Medicaid spending is projected to increase $1.03 billion (6 percent) over 2002-03. Other increases enhanced social welfare initiatives authorized under ($426 million), and the Federal share of Child Health Plus ($324 million).

      State special revenue spending is projected to be $15.16 billion. Spending from State special revenue funds for Medicaid is projected to grow by $121 million in 2003-04. Additional HCRA financing, workforce recruitment and retention programs and additional funding for Medicaid pharmacy costs represent $389 million in net growth in the Special Revenue Funds, which is partially offset by lower spending attributable to the use of balances in the Indigent Care Fund, the sunset of the Tobacco Transfer Fund and the legislative reduction of the nursing home gross receipts assessment from 6 percent to 5 percent.

      Other components of the State Funds spending increase include program growth in public health spending ($154 million), EPIC prescription drug program ($105 million), Child Health Plus ($68 million), State aid for education ($104 million), aid to local social service providers through the community service provider assistance program ($188 million), aid to transit systems ($79 million), and growth in the STAR local tax relief program ($136 million).

CAPITAL PROJECTS FUNDS

      Spending from Capital Projects Funds in 2002-03 is projected at $5.29 billion, an increase of $977 million or 22.7 percent from last year. The increase will primarily support capital investments to promote economic development ($340 million), transportation ($291 million), and education ($210 million).

DEBT SERVICE FUNDS

      Spending from Debt Service Funds is estimated at $3.39 billion in 2002-03, an increase of $349 million or 11.5 percent from 2002-03. The increase reflects planned growth in costs, and additional bonding enacted by the Legislature for the CHIPs capital programs and equipment for E-911 cellular emergency systems.

2002-03 GAAP-BASIS FINANCIAL PLAN

      State law requires the State to update its projected GAAP-basis financial results for the current fiscal year on or before September 1 of each year. The State will base its GAAP projections on the cash estimates in the Enacted Plan and on actual results for the 2002-03 fiscal year as reported by the State Comptroller in July 2003.

SPECIAL CONSIDERATIONS

      Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the States Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

      The Executive is reviewing legal questions surrounding certain actions taken by the Legislature in enacting the 2003-04 budget. The State Constitution provides that the Legislature may not alter an appropriation bill submitted by the Governor except to strike out or reduce items, or to add appropriations that are stated separately and distinctly from the original appropriations. A number of court cases have interpreted and clarified the Legislature's powers to act on the appropriations contained in the Executive Budget. In light of the provisions of the State Constitution and existing case law, the Executive believes the Legislature, in enacting changes to the Governor's Executive Budget for 2003-04, may have acted in a manner that violates State constitutional and statutory requirements.

      Labor contracts between the State and most State employee unions expired on March 31, 2003 and collective bargaining negotiations are underway on a new round of contracts. The Financial Plan contains no reserves to finance potential new costs related to any new labor agreements. DOB projects that every one percent increase in salaries for all State employees would result in a Financial Plan cost of approximately $80 million.

      An ongoing risk to the Enacted Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Enacted Plan assumes no significant federal disallowances or other federal actions that could adversely affect State finances. For more information on certain litigation pending against the State, see the section entitled "Litigation" in this AIS.

      In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total of $730 million in General Fund reserves.

TAX REFUND RESERVE ACCOUNT

      Net personal income tax collections in recent years have been affected by transactions in the tax refund reserve account. The tax refund reserve account is used to hold moneys designated to pay tax refunds. The Comptroller deposits into this account tax receipts at the discretion of the Commissioner of Taxation and Finance. The deposit of moneys into the account during a fiscal year has the effect of reducing receipts for the fiscal year, and the withdrawal of moneys from the account has the effect of increasing receipts in the fiscal year of withdrawal. The tax refund reserve account also includes amounts made available as a result of the LGAC financing program. Beginning in 1998-99, a portion of personal income tax collections was deposited directly in the School Tax Reduction (STAR) Fund to be used to make payments to reimburse local governments for their revenue decreases due to the STAR program. The 2000-01 and 2001-02 Financial Plans also included an additional $250 million deposit of personal income tax receipts to the Debt Reduction Reserve Fund.

                               PRIOR FISCAL YEARS

                    CASH-BASIS RESULTS FOR PRIOR FISCAL YEARS

      The State reports its financial results on two bases of accounting: the cash basis, showing receipts and disbursements; and the modified accrual basis, prescribed by Generally Accepted Accounting Principles (GAAP), showing revenues and expenditures.

GENERAL FUND 2000-01 THROUGH 2002-03

      The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

      New York State's financial operations had improved during recent fiscal years but were adversely affected by the national recession, the ongoing weakness in the financial sector and the terrorist attack of September 11, 2001. Nonetheless, during its last ten fiscal years, the State has recorded balanced budgets on a cash basis, with positive year-end fund balances.

      A narrative description of cash-basis results in the General Fund for the prior three fiscal years is presented below, followed by tables that summarize actual General Fund results. For a description of the principal State taxes and fees, see Exhibit B to this AIS.

2002-03 FISCAL YEAR

      In a revised 2002-03 Financial Plan dated February 28, 2003 (the "February Financial Plan"), the State projected a 2002-03 budgetary imbalance of $2.4 billion in the General Fund attributable primarily to a projected revenue shortfall of $2.2 billion. The State achieved $700 million in administrative savings during the year to reduce the imbalance to $1.7 billion. To help close the remaining projected 2002-03 imbalance, improve the State's cash flow position, and to reduce the projected budget gaps for 2003-04 and 2004-05, the Governor proposed selling a portion of the State's future share of tobacco settlement payments to a statutorily created, bankruptcy-remote corporation. However, the State Legislature did not enact legislation authorizing the tobacco settlement sale during 2002-03. Therefore, to eliminate the remaining $1.7 billion imbalance in 2002-03 and maintain reserves at a level consistent with the February Financial Plan, the State implemented a contingency plan in which it deferred $1.9 billion in planned spending to 2003-04.

      After these actions, the State ended the 2002-03 fiscal year with available General Fund cash resources of $1.1 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the Tax Stabilization Reserve Fund, $20 million in the Contingency Reserve Fund to pay costs related to litigation against the State, and $85 million in the Community Projects Fund, which pays primarily for legislative "member items."

      The closing balance excluded amounts on deposit in the refund reserve account. The State ended the 2002-03 fiscal year with $627 million on deposit in the refund reserve account, an increase of $200 million above budgeted levels. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one year to the next. Changes to the refund reserve affect the level of reported personal income tax receipts.

      General Fund receipts and transfers from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion from the February Financial Plan forecast. The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfers to other funds totaled $37.6 billion, a decrease of $2.2 billion from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).

2001-02 FISCAL YEAR

      The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund (TSRF) (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund (CRF), $159 million in the Community Projects Fund (CPF), and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

      General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year, as discussed previously in the AIS. In comparison to the 2001-02 Financial Plan projected in January 2002 (the January Financial
Plan), receipts were $1.3 billion lower than projected. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

      General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments and these payments are expected to occur in the 2002-03 fiscal year.

2000-01 FISCAL YEAR

      The State ended its 2000-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. Of this balance, $627 million was held in the Tax Stabilization Reserve Fund (TSRF) (after a deposit of $80 million in fiscal year 2000-01), $150 million in the Contingency Reserve Fund (CRF), $292 million in the Community Projects Fund (CPF), and $29 million in the Universal Pre-Kindergarten Fund.

      The closing fund balance excluded $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The State retained $2.65 billion of the $3.52 billion balance for reserves, with $2.4 billion set aside for economic uncertainties and $250 million deposited into the Debt Reduction Reserve Fund in 2001-02. The remaining balance of $865 million was comprised of $293 million in resources to pay for costs incurred in 2000-01 but disbursed in 2001-02, $521 million from the Local Government Assistance Corporation (LGAC) that was used to pay tax refunds during fiscal year 2001-02 and $51 million in additional funds used to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

      The 2000-01 General Fund closing balance also excluded $1.2 billion that was on deposit in the School Tax Relief (STAR) Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund
(DRRF) for debt reduction in fiscal year 2001-02.

      General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

                       DEBT AND OTHER FINANCING ACTIVITIES

LEGAL CATEGORIES OF STATE DEBT AND OTHER FINANCINGS

      Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation and other financings through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature. These categories are described in more detail below.

      The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

GENERAL OBLIGATION AND STATE-GUARANTEED FINANCING

      There are a number of methods by which the State itself may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 imposes statutory limitations on new State-supported debt outstanding, which apply to general obligations bonds as well as other State-supported bonds issued on and after April 1, 2000. The State Constitution also provides that general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. General obligation housing bonds must be paid within 50 years after issuance, commencing no more than three years after issuance. However, the Debt Reform Act of 2000 limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years (see "Debt Reform Act - Limitations on State-Supported Debt" below).

      The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes (TRANs), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (BANs). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. However, since 1990, the State's ability to issue TRANs has been limited due to enactment of the fiscal reform program which created LGAC (see "Local Government Assistance Corporation" below). BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing. The State does not anticipate issuing new BANs during the 2003-04 fiscal year.

      Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority (JDA). The State has never been called upon to make any direct payments pursuant to any such guarantees.

      In February 1997, the JDA issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital finances. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities were suspended in 1995. JDA resumed its lending activities in 1997 under a revised set of lending programs and underwriting guidelines. In February of 2003, JDA issued $30 million of State Guaranteed Commercial Paper Notes. It is anticipated that the audit report as of March 31, 2003 will indicate that JDA will have a positive fund (net worth) balance. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 2003-04 fiscal year.

      Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

STATE PERSONAL INCOME TAX REVENUE FINANCING

      In 2001, legislation was enacted to provide for the issuance by certain State authorities of State Personal Income Tax Revenue Bonds, which are expected to become the primary financing vehicle for a broad range of State-supported debt programs authorized to be secured by service contract or lease-purchase payments. These State Personal Income Tax Revenue Bonds are expected to reduce borrowing costs by improving the marketability and creditworthiness of State-supported obligations and by permitting the consolidation of multiple bonding programs to reduce administrative costs.

      The legislation provides that 25 percent of personal income tax receipts (excluding refunds owed to taxpayers and deposits to the STAR Fund) be deposited to the Revenue Bond Tax Fund for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that
(i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the bonds, the legislation requires that personal income tax receipts continue to be deposited to the Revenue Bond Tax Fund until amounts on deposit in the Fund equal the greater of 25 percent of annual personal income tax receipts or $6 billion.

      The State issued its first State Personal Income Tax Revenue Bonds (in an aggregate principal amount of $225 million) on May 9, 2002. As of March 31, 2003, approximately $2.4 billion of State Personal Income Tax Revenue Bonds have been issued and are outstanding.

LEASE-PURCHASE AND CONTRACTUAL-OBLIGATION FINANCING

      The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

      The State has entered into a financing arrangement with LGAC to restructure the way the State makes certain local aid payments (see "Local Government Assistance Corporation" below). Subject to legislative authorization, the State may also participate in the issuance of certificates of participation
(COPs) in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property. The State expects that State Personal Income Tax Revenue Bonds will be used to finance the acquisition of equipment that are authorized to be issued under this program in 2003-04.

      The State is also committed under numerous capital lease-purchase agreements covering electronic data processing and telecommunications equipment and real property capital lease-purchase agreements. Expenditures for these obligations during the 2001-02 fiscal year were $45.3 million comprised of $32.5 million attributable to principal and $12.8 million attributable to interest. As such obligations do not entail a traditional bond, note, or COPS financing, these amounts are not reflected in the tables describing State-supported debt.

MORAL OBLIGATION AND OTHER FINANCING

      Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency (HFA) pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the Urban Development Corporation (UDC) and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2003-04 fiscal year.

      In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation for the City of New York (NYC MAC) was created in 1975 to provide financing assistance to New York City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the four percent New York State sales tax for the benefit of New York City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to New York City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984 and no bonds containing the moral obligation pledge are currently outstanding. In 1995, the State created the Municipal Assistance Corporation for the City of Troy (Troy
MAC). The bonds issued by Troy MAC do not include moral obligation provisions.

LOCAL GOVERNMENT ASSISTANCE CORPORATION

      In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to one percent of the four percent State sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing.

      The legislation also imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors or factors unanticipated at the time of adoption of the budget, and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no TRAN borrowing in the fifth year). This provision limiting the seasonal State's borrowing practices was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. No restrictions were placed upon the State's ability to issue deficit notes.

      The impact of the LGAC reforms, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

      Legislation enacted with 2003-04 Budget relating to LGAC and NYC MAC intends that the State assume responsibility for debt service payments on the remaining $2.5 billion in outstanding NYC MAC bonds. Thirty annual payments of $170 million from sales tax receipts dedicated to LGAC are authorized to be pledged to a New York City-created public benefit corporation allowing the maturity of the debt to be extended to 2034, well beyond the original 2008 maturity of the outstanding NYC MAC debt. The Executive believes that the structure may be flawed and is continuing to evaluate the constitutional and legal issues raised by the legislation, the implications on the State's Debt Reform Act of 2000, and the impact on the LGAC bondholders.

2003-04 BORROWING PLAN

      Section 22-c of the State Finance Law requires the Governor to submit the five-year Capital Program and Financing Plan (the Plan) with the Executive Budget. The proposed 2003-04 through 2007-08 Capital Program and Financing Plan was released with the Executive Budget on January 29, 2003 and updated to reflect the 30-Day Amendments on February 28, 2003. The Plan is required to be updated by the later of July 30 or 90 days after the enactment of the State Budget. A copy of the current Plan and the updated Plan, when available, can be obtained by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705, or by visiting its website at www.budget.state.ny.us/dob.

      The issuance plan for 2002-03 and the remaining years of the Capital Plan reflects the expectation that State Personal Income Tax Revenue Bonds will be issued to finance certain programs authorized to be secured by service contract or lease-purchase payments.

      The State's 2003-04 borrowing plan projects issuance of $248 million in general obligation bonds. The State Legislature did not authorize the issuance of any COPs in the 2003-04 fiscal year.

      Other State-supported borrowings by public authorities to finance various capital programs of the State are projected to total approximately $3.54 billion, which includes Personal Income Tax Revenue Bonds, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 2003-04. Included therein are borrowings by: (i) DASNY for the State University of New York (SUNY), the City University of New York (CUNY), mental health facilities, school construction (RESCUE), capital projects for school districts, university facilities (Jobs 2000), and State court facilities;
(ii) the Thruway Authority for the Consolidated Highway Improvement Program;
(iii) UDC (doing business as the Empire State Development Corporation) for prisons, youth facilities, sports facilities, homeland security, State facilities and Jobs Now Program; (iv) the Environmental Facilities Corporation
(EFC) for State Environmental Infrastructure Projects, including Water Pollution Control and Pipeline for Jobs (Jobs 2000); (v) HFA for housing programs; and
(vi) MTA for service contract bonds related to their debt restructuring. Borrowings for 2002-03 also include the Community Enhancement Facilities Assistance Program (CEFAP) for economic development purposes which may be issued by the Thruway Authority, DASNY, UDC and HFA; the Strategic Investment Program
(SIP) for environmental, historic preservation, economic development, arts, and cultural purposes, which may be issued by DASNY, UDC and EFC and economic development programs, including the Empire Opportunity Fund program, the Gen*NY*sis biotechnology program, the regional economics program and the Community Capital Assistance Program which may be issued by DASNY and UDC.

      The projections of State borrowings for the 2003-04 fiscal year are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

DEBT REFORM ACT - LIMITATIONS ON STATE-SUPPORTED DEBT

      Chapter 59 of the Laws of 2000 enacted the Debt Reform Act of 2000 (Debt Reform Act). The Debt Reform Act implemented statutory initiatives intended to improve the State's borrowing practices. The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and imposes phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital works and purposes only, and established a maximum term of 30 years on such debt.

      The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and is gradually increasing until it is fully phased in at 5 percent in 2013-14.

      The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued.

      However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The Division of the Budget expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

      Pursuant to the provisions of the Debt Reform Act, the first calculation of the Debt Reform Act's limitations was reported in the Financial Plan Update most proximate to October 31, 2001. On November 8, 2001, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 then outstanding at 0.39 percent of personal income and debt service on such debt at 0.09 percent of total governmental receipts. The Division of the Budget expects that debt outstanding and debt service costs for the 2002-03 fiscal year will also be within the statutory caps.

OUTSTANDING DEBT OF THE STATE AND CERTAIN AUTHORITIES

      For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

STATE-SUPPORTED DEBT OUTSTANDING

General Obligation Bond Programs

      The first type of State-supported debt, general obligation debt, is currently authorized for transportation, environment and housing purposes. The amount of general obligation bonds and BANs issued in the 2000-01 through 2002-03 fiscal years (excluding bonds issued to redeem BANs and refunding bonds) were $219 million, $211 million, and $244 million, respectively. Transportation-related bonds are issued for State highway and bridge improvements, aviation, highway and mass transportation projects and purposes, and rapid transit, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally-sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. As of March 31, 2003, the total amount of outstanding general obligation debt was $4.0 billion.

                           AUTHORITIES AND LOCALITIES

PUBLIC AUTHORITIES

      The fiscal stability of the State is related in part to the fiscal stability of its public authorities. For the purposes of this Appendix, public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt under the section entitled "Debt and Other Financing Activities." As of December 31, 2002, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was almost $104.7 billion, only a portion of which constitutes State-supported or State-related debt.

      The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities that are described under the section entitled "Debt and Other Financing Activities" above. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to provide transit and commuter services.

METROPOLITAN TRANSPORTATION AUTHORITY

      The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the TA). The MTA operates certain commuter rail and bus services in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (TBTA), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the

State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

      Since 1980, the State has enacted several taxes including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000 -- 2001 Enacted Budget provided State assistance to the MTA totaling approximately $1.35 billion and initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000 -- 2004 Capital Program. This capital commitment includes an additional $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

      State legislation accompanying the 2000 -- 2001 Enacted State budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for the 2000 through 2004 calendar years (the "2000 -- 2004 Capital Program"). On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000 -- 2004 Capital Program is the fifth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project.

      The 2000 -- 2004 Capital Program approved by the Capital Program Review Board assumes the issuance of an estimated $11.0 billion in new money MTA bonds. The remainder of the plan is projected to be financed with assistance from the federal government, the State, The City of New York, and from various other revenues generated from actions taken by the MTA. Legislation enacted in 2000 authorized the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for certain debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

      The 2000 -- 2004 Capital Plan assumed $1.6 billion in State support using proceeds from State general obligation bonds under the proposed $3.8 billion Transportation Infrastructure Bond Act of 2000, which was defeated by the voters in the November 2000 general election. The MTA is currently reviewing options to offset the loss of the Bond Act funds.

      There can be no assurance that all the necessary governmental actions for the current or future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. Moreover, should the MTA's plans to issue additional debt to replace funding anticipated from the defeated Transportation Infrastructure Bond Act not materialize, the State and the City could come under pressure to provide additional funding to the MTA. Should funding levels ultimately fall below the levels assumed in the plan approved by the Capital Program Review Board, the MTA would have to revise its 2000 - 2004 Capital Program accordingly. If the 2000 - 2004 Capital Plan is delayed or reduced, ridership and fare revenue may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

      The MTA has reported that certain portions of its regional transportation operations were affected by the terrorist attack on the World Trade Center. The MTA noted that the most significant infrastructure damage includes the subway tunnel running beneath the World Trade Center on the #1 and #9 subway lines that will need to be completely rebuilt, along with the related stations and infrastructure, and damage to the N/R Line Cortland Street Station. All estimates of the adverse impact on the MTA and the regional economy are of necessity preliminary and are subject to adjustment as more information becomes available. The MTA currently estimates property damage to the transit system at $855 million. The MTA currently expects that insurance proceeds in the amount of $1.5 billion (subject to a $15 million deductible) and federal disaster assistance will cover substantially all of the property losses related to this event. Bridges and tunnels operated by the TBTA suffered no structural damage; however, certain bridges and tunnels, particularly the Brooklyn-Battery Tunnel, are subject to sporadic closings and restrictions on traffic coordinated by federal, state, and local agencies. The MTA continues to assess the long-term impact of, among other things, the tragedy and its aftermath on State subsidies generated by regional economic transactions, such as the regional sales and use tax and certain business taxes. While the loss of revenues and increase in expenses may be significant, the MTA does not expect that it will materially affect its ability to meet its obligations to bondholders and others in a timely manner.

      On October 28, 2003, the MTA released a revised 2003 budget and a four-year Financial Plan for itself and its affiliates and subsidiaries for 2004
- 2007 (the 2004-2007 Financial Plan). The 2004-2007 Financial Plan included the fares on the transit and commuter systems and tolls on the TBTA's bridges and tunnels that were increased in May 2003. The 2004-2007 Financial Plan expected that all such entities would be able to maintain their respective operations on a self-sustaining basis through 2004 and anticipated budget gaps of $840 million in 2005, $1.34 billion in 2006 and $1.45 billion in 2007. The 2004-2007
Financial Plan tracks the final year of the 2000-2004 Capital Programs of the transit and commuter systems that were approved by the Capital Program Review Board.

      On December 18, 2003, the MTA adopted a 2003 final budget estimate that showed an improvement of $152 million in the expected year-end cash balance, as well as an updated 2004 budget. The MTA decided to apply the additional 2003 cash balance to prepayment of 2005 expenses, thereby lowering the anticipated budget gap in 2005 to $688 million.

THE CITY OF NEW YORK

      The fiscal health of the State may also be affected by the fiscal health of New York City ("City"), which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in public credit markets.

      The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

      To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as fund seasonal needs. In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the TFA in 1997 and TSASC, Inc., in 1999 (local development corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues). The City expects that these actions will provide sufficient financing capacity to continue its capital program through fiscal year 2013.

      For the 2000-2001 and 2001-2002 fiscal years (ending June 30), the City had an operating surplus of $2.9 billion and $682 million, respectively, before discretionary and other transfers, and achieved balance operating results after discretionary and other transfers, in accordance with GAAP.

      The June 2002 Financial Plan included gap-closing actions of $4.8 billion that balance the 2002-03 budget. The 2002-2003 gap-closing program included resources from agency actions and actions to be taken by the federal and State governments and municipal unions. The 2002-2003 budgets include nearly $1.5 billion in bond proceeds from the TFA to cover a portion of the costs and revenue losses related to the September 11 attack on the World Trade Center.

      On June 30, 2003, the City submitted to the State Financial Control Board (the "Control Board") the June Financial Plan for the 2003 through 2007 fiscal years, which related to the City and certain entities that received funds from the City, and which reflects changes as a result of the City's expense and capital budgets for the 2004 fiscal year that were adopted on June 27, 2003. The Financial Plan projected revenues and expenditures for the 2003 and 2004 fiscal years balanced in accordance with GAAP, and projected gaps of $2.0 billion, $3.2 billion, and $3.3 billion for fiscal years 2005, 2006, and 2007, respectively.

      On January 15, 2004, the City issued the January Financial Plan for the 2004 through 2008 fiscal years, which is a modification to the June Financial Plan. The January Plan reflects the Preliminary Budget for fiscal year 2005 and change since the June Financial Plan.

      The January Financial Plan projects revenues and expenditures balanced in accordance with GAAP for both the 2004 and 2005 fiscal years, and projects gaps of $2.0 billion, $2.9 billion and $2.2 billion in fiscal years 2006, 2007 and 2008, respectively. The January Financial Plan included proposed discretionary transfers and prepayments in fiscal year 2004 of $1.39 billion, reflecting prepayments of debt service of $695 million due in each of fiscal years 2005 and 2006.

      Potential risks to the January Financial Plan include the loss of City savings due to the legal challenge concerning the payment of MAC debt with funds provided by the State, the potential for higher uniform overtime costs, and the failure of MTA to assume operation of private bus serviced funded by the City, which total $531 million in fiscal year 2004 and $800 million annually in the 2005 through 2008 fiscal years, as well as assumed State and federal assistance.

      In addition, the January Financial Plan does not make any provision for wage increases, other than the pay increases for the 2000-2002 round of bargaining and pay increases to be funded by productivity initiatives. It is estimated that each one percent wage increase for all City employees for subsequent contract periods would cost approximately $212 million annually (including benefits).

      The City Comptroller and others have issued reports identifying various risks. In addition, the economic and financial condition of the City may be affected by various financial, social, and economic,

FISCAL OVERSIGHT

      In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (NYC
MAC) to provide financing assistance to the City; the New York State Financial Control Board (FCB) to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York (OSDC) to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

      Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

MONITORING AGENCIES

      The staffs of the FCB, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance by the City and its covered organizations with the financial plan.

      The monitoring agencies' reports indicate that recent City budgets have been balanced in part through the use of substantial surpluses and other non-recurring resources and that the City's Financial Plan relies in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. In addition to these monitoring agencies, the Independent Budget Office (IBO) has been established, pursuant to the City Charter, to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City. Copies of the most recent staff reports are available by contacting; FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, Room 517, One Centre Street, New York, NY 1007-2341, Attention: Deputy Comptroller for Public Finance; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

OTHER LOCALITIES

      Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2003 - 2004 fiscal year or thereafter.

      To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation (Chapter 84 of the Laws of 2000) creating the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority has issued $436 million in bonds as of the date of the Update. The Authority may also impose financial plan requirements on Nassau County. The State paid $30 million in transitional assistance to the County for State fiscal year 2000 - 2001, and the Governor has proposed providing up to $75 million in State assistance over the next four State fiscal years, which is subject to appropriation by the State Legislature. Allocation of any such assistance is contingent upon the Authority's approval of Nassau County's financial plan.

      The State has provided extraordinary financial assistance to certain municipalities, primarily cities, since the 1996 - 1997 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year and totaled $200.4 million in 2000-2001.

      Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short-term and long-term borrowings. In 2000, the total indebtedness of all localities in the State, other than New York City, was approximately $23.1 billion. A small portion of that indebtedness represented borrowing to finance budgetary deficits; $108 million in deficit financing was authorized pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 2000.

            Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, Nassau County, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

                               LITIGATION

GENERAL

      The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. As explained below, these proceedings could adversely affect the State's finances in the 2003-04 fiscal year or thereafter. The State intends to describe newly initiated proceedings which the State deems to be material, as well as any material and adverse developments in the listed proceedings, in quarterly updates and/or supplements to this AIS.

      For the purpose of this Litigation section of the AIS, the State defines "material and adverse developments" as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State's ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State's ultimate legal position. The State intends to end disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold described above.

      As of the date of this AIS, except as described below, there is no current material litigation involving the State's Constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects the State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

      The State is party to other claims and litigation, which either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or the State has determined do not meet the materiality threshold described in the first paragraph of this section. Although the amounts of potential losses, if any, resulting from this litigation are not presently determinable, it is the State's opinion that its ultimate liability in any of these cases is not expected to have a material and adverse effect on the State's financial position in the 2003-04 fiscal year or thereafter.

      The General Purpose Financial Statements for the 2002-03 fiscal year reported probable awarded and anticipated unfavorable judgments of $958 million, of which $49 million were expected to be paid during the 2003-04 fiscal year (for more information on the State's estimated liability, see footnote 11 in the General Purpose Financial Statements for the 2002-03 fiscal year). The General Purpose Financial Statement for the 2003-04 fiscal year will update these estimates in July 2004.

      Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2003-04 Financial Plan. The State believes that the proposed 2003-04 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2003-04 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund (for a discussion of the State's projected fund balances for the 2003-04 fiscal year, see the section entitled "Current Fiscal Year"). In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2003-04 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2003-04 Financial Plan.

STATE FINANCE POLICIES

EMPIRE CONVERSION

      In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not-for-profit corporation be transferred to a fund designated as the "public assets fund" to be used for the purpose set forth in Section 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which was returnable simultaneously with the motions to dismiss, on November 26, 2002.

      By a decision dated February 28, 2003, the Supreme Court, New York County, granted the defendants' motion to dismiss. In its decision, the court also granted plaintiffs leave to amend their complaint to assert a new cause of action and deferred decision on the plaintiffs' motion for a preliminary injunction. The plaintiffs and defendants have appealed from the February 28, 2003 decision. Plaintiffs served an amended complaint on April 1, 2003. On April 15, 2003, the defendants moved to dismiss the amended complaint. By decision dated October 1, 2003, the court denied defendants' motion to dismiss, except for the motions to dismiss brought by the individually named members of the board of directors of Empire Healthchoice, Inc. The court also declined to vacate the temporary restraining order directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account. Defendants intend to appeal this decision.

LINE ITEM VETO

      In Silver v. Pataki, the Speaker of the Assembly of the State of New York challenges the Governor's application of his constitutional line item veto to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order of the Supreme Court, New York County, and dismissed the petition. By opinion dated July 10, 2001, the Court of Appeals reversed the decision of the Appellate Division, holding that plaintiff has the capacity and standing to sue as a member of the Assembly. By order dated June 17, 2002, the Supreme Court, New York County, granted defendant's motion for summary judgment, dismissing the complaint. Plaintiff has appealed to the Appellate Division, First Department. On July 22, 2002, the Senate of the State of New York moved in Supreme Court to intervene and for reargument. By decision entered December 11, 2003, the Appellate Division, First Department, affirmed the decision of the Supreme Court, New York County, dismissing the complaint.

GAMING

      In Dalton, et al. v. Pataki, et al., plaintiffs seek a judgment declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, parts B, C and D of Chapter 3 83 of the Laws of 2001, which respectively authorize (1) the governor to enter into tribal-state compacts for the operation by Indian tribes of gambling casinos in certain areas of the State, (2) the Division of the Lottery to license the operation of video lottery terminals at certain race tracks in the State and (3) the Division of the Lottery to enter into a joint, multi jurisdiction and out-of-state lottery. Plaintiffs also seek to enjoin defendants from taking any action to implement the provisions of Chapter 383.

BUDGET PROCESS

      In Pataki v. McCall, et al., the Governor seeks a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills on August 2, 2001 and August 3, 2001 violated Article 7, sections 4 and 5 of the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other appropriation bills prior to taking action on the appropriation bills submitted by the Governor. The action also seeks to enjoin the approval of vouchers submitted pursuant to the budget bills enacted by the Senate and Assembly. This action would not affect appropriations enacted to pay debt service obligations for the 2001-02 fiscal year.

      By decision and order dated November 7, 2001, the Supreme Court, Albany County, granted the State Comptroller's motion to dismiss this action as against the Comptroller. The plaintiff has appealed from that order. By decision and order dated January 17, 2002, the Supreme Court, Albany County, granted summary judgment dismissing certain affirmative defenses and declaring the actions of the Legislature in enacting the budget bills as modified or proposed by the Legislature other than the Legislative and Judiciary budget bills an unconstitutional violation of article VII of the State Constitution and denied defendants' cross-motions for summary judgment. Defendants have appealed from the January 17, 2002 order to the Appellate Division, Third Department.

REAL PROPERTY CLAIMS

      On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

      In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within the affected 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

      In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs' motion to strike the State's defenses and counterclaims. The defenses that were dismissed may not be asserted as to liability, but may still be asserted with respect to damages. The District Court also denied the State's motion to dismiss for failure to join indispensable parties.

      Other Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., both in the United States District Court for the Northern District of New York and Seneca Nation of Indians, et al. v. State, et al., in the United States District Court for the Western District of New York.

      In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February, 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. On October 1, 2003, the State served the United States Department of the Interior and the United States Department of Justice with a statement of claim asserting that the United States is jointly and severally liable with the State for the $248 million judgment and post judgment interest. A statement of claim is a precursor to filing a proceeding in the United States Court of Claims.

      In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By a decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in the defendants' answers. By a decision dated October 20, 2003, the District Court denied the States motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution.

      In the Seneca Nation of Indians case, plaintiffs seek monetary damages and ejectment with regard to their claim of ownership of certain islands in the Niagara River and the New York State Thruway right of way where the Thruway crosses the Cattaraugus reservation in Erie and Chatauqua Counties. By order dated November 22, 1999, the District Court confirmed the July 12, 1999 magistrate's report, which recommended granting the State's motion to dismiss that portion of the action relating to the Thruway right of way and denying the State's motion to dismiss the federal government's damage claims. By decision and order dated June 21, 2002, the District Court granted summary judgment to defendant dismissing that portion of the action relating to the islands on the Niagara River. A judgment entered June 21, 2002, dismissed all aspects of this action. Plaintiff has appealed from the judgment to the U.S. Court of Appeals for the Second Circuit.

CIVIL RIGHTS CLAIMS

YONKERS

      In an action commenced in 1980 (United States, et al. v. Yonkers Board of Education, et al.), plaintiffs sued the Yonkers Board of Education, the State and others alleging the creation and maintenance of an unlawful dual school system in the City of Yonkers.

      On March 26, 2002, after notice and hearing, the District Court approved the settlement proposed and accepted by all parties. Under the terms of the settlement, the Yonkers public schools are deemed desegregated, and control of the schools by the Yonkers Board of Education resumes. The State has agreed to pay a total of $300 million dollars to finance specified educational programs for the Yonkers public schools over the next five years, with the last payment to be made in the 2006-07 State fiscal year. The settlement takes effect after: 1) the District Court entered an order approving the settlement; 2) the District Court vacated all prior remedial orders; 3) the District Court entered an order severing this action from other claims of housing discrimination; 4) the District Court entered a judgment dismissing the education claims with prejudice, subject only to the Court's retention of ancillary jurisdiction to enforce the terms of the settlement; and 5) the State Legislature approved the first annual funding obligation in the State's 2002-03 fiscal year, expressly recognizing the total amount due under the funding schedule. A judgment has been entered approving the settlement and bringing this case to an end.

SCHOOL AID

      In Campaign for Fiscal Equity, Inc. et al. v. State, et al. (Supreme Court, New York County), plaintiffs challenge the State's method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates article 11, section 1 of the State Constitution and Title VI of the federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

      This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the federal and State constitutions and Title VI of the federal Civil Rights Act of 1964. It reversed dismissal of the claims under article 11, section 1 of the State Constitution and implementing regulations of Title VI, and remanded these claims for trial.

      By decision dated January 9, 2001, following trial, the trial court held that the State's education funding mechanism does not provide New York City students with a "sound basic education" as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court's decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.

      By decision dated June 26, 2003, the Court of Appeals reversed that portion of the June 25, 2002 decision and order of the Appellate Division, First Department relating to the claims arising under the State Constitution. The Court held that the weight of the credible evidence supported the trial court's conclusion that New York City schoolchildren were not received the constitutionally mandated opportunity for a sound basic education and further held that the plaintiffs had established a causal link between the present education funding system and the failure to provide said sound basic education. The Court remitted the case to the trial court for further proceedings in accordance with its decision.

STATE PROGRAMS MEDICAID

      Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and federal law.

      In a decision dated June 3, 2003, involving seven consolidated cases (Matter of St. James Nursing Home v. DeBuono), the Supreme Court, Albany County, partially granted petitioners claims that the State violated the procedural requirements of the Boren Amendment and directed the State to recalculate the Medicaid rates associated with State Plan Amendment 95-23. The court dismissed petitioners' claims as to the Medicaid rates associated with State Plan Amendments 95-24 and 96-24. The State has appealed from this decision.

      In related cases, New York Association of Homes and Services for the Aging, Inc. v. Novello, et al., Valley Health Services v. State and Charles T. Sitrin Health Care Center, Inc., et al. v. SONY, et al., plaintiffs seek judgments declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, amendments to Public Health Law Section 2907-d, enacted as part of Chapter 1 of the Laws of 2002, also known as the Health Care Workforce Recruitment & Retention Act of 2002, or "HCRA 2002," which impose a 6 percent assessment on nursing home gross receipts from patient care services and operating income. In a decision dated April 24, 2003, the Court granted summary judgment to defendants dismissing the Sitrin case. Plaintiffs have appealed from this decision.

                                   APPENDIX C

             ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL
                                 OBLIGATIONS(1)

      The following information is a summary of special factors affecting investments in California Municipal Obligations. It does not purport to be a complete description and is based on information drawn from official statements relating to securities offerings of the State of California (the "State") available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

                  RECENT DEVELOPMENTS REGARDING STATE FINANCES

      The U.S. and California economies strengthened in the second half of 2003. Improved labor markets and stronger output growth are expected in the State and national economies in 2004 and 2005.

      The State predicts that the outlook for the California economy depends heavily on improvement of the California labor market. Near-historic low interest rates should help the State economy in 2004, as well as a federal fiscal stimulus package. On balance, the State predicts that the outlook for the California economy is for moderate growth in 2004 and better growth in 2005. Unemployment will likely remain constant in 2004 before falling in 2005.

      The main risk to the outlook for the State economy is the same for the national economy - a retrenchment by consumers. In addition, the State is more at risk to a delay in high-tech recovery. As for the nation, the economy saw accelerating growth in 2003, which is expected to continue in 2004.

      On January 9, 2004, the Governor released his Proposed Budget for 2004-05 (the "2004-05 Budget"), which included updated revenue estimates for the past, the current and the upcoming fiscal years. The 2004-05 Budget estimates revenues from taxes and licenses for 2004-05 to be $76.4 billion, an increase of 4 percent over previous years. Even in the face of increasing revenues, the 2004-05 Budget predicts a shortfall in the current year and budget year totaling $26 billion. The Governor's 2004-05 Budget presents an economic recovery plan that consists of the Economic Recovery Bond Act, a balanced spending plan and a Constitutional amendment to require balanced budgets and reserves in the future.

            The California Economic Recovery Bond Act (Chapter 2, Statutes of 2003, Fifth Extraordinary Session [AB 9]) authorizes, subject to California voted approval at the March 2, 2004 statewide primary election, the issuance of up to $15 billion in bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. This measure provides that bonds authorized under the Act may be used to retire any Fiscal Recovery Bonds issued under the provisions of Chapter 13, Statutes of 2003,

      (1) Additional information can be found on the web site of the Department of Finance of the State of California at http://www.dof.ca.gov/.

First Extraordinary Session (AB 7). Under the Act, the State will not be permitted to use more than $15 billion of net proceeds of any bonds issued to address the inherited debt. The bond authorization will replace the currently authorized Fiscal Recovery Bonds. This Act will only become operative if the voters approve this Act and the Balanced Budget Amendment, Chapter 1, Statutes of 2003, Fifth Extraordinary Session (ACA 5) at the March 2004 election.

      The repayment of the bond will be secured by a pledge of revenues from an increase in the State's share of the sales and use tax of 0.25 percent starting July 1, 2004, which will be deposited in the Fiscal Recovery Fluid. Local governments' shares of the sales and use tax will be decreased by a commensurate amount. Beginning in 2004-05, local governments' share of local property tax revenues will be increased by an amount equal to the 0.25 percent reduction in the local sales and use tax. The new sales and use tax rates will automatically revert to current levels as soon as the bond is repaid. The repayment of the bond may be accelerated with transfers from the Budget Stabilization Fund, as specified in the Balanced Budget Amendment. In the event the dedicated revenue falls short, the State also would pledge its full faith and credit by using General Fund revenues to repay the debt service. The Administration expects the voters to approve the bond at the March 2004 election.

      A constitutional amendment, the Balanced Budget Requirement, Special Reserve Fund (Chapter 1, Statutes of 2003, Fifth Extraordinary Session, ACA 5) will be submitted to voters on the March 2, 2004 ballot. The proposed amendment will ensure that the State enacts budgets that keep expenditures within available resources. It would also require the State to contribute to a special reserve of 1 percent of revenues in 2006-07, 2 percent in 2007-08, and 3 percent in subsequent years. This special reserve will be used to repay the Economic Recovery Bonds and provide a rainy day fund for future economic downturns or natural disasters. It would allow the Governor to declare a fiscal emergency whenever he or she determines that General Fund revenues will decline below budgeted expenditures, or expenditures will increase substantially above available resources. Finally, it would require the Legislature to take action on legislation proposed by the Governor to address fiscal emergencies.

      Most of the State's debt is long-term, used to finance capital projects, and owed to holders of the state's general obligation and lease-revenue bonds. Short-term debt of the State's General Fund is for cash flow purposes and consists of external borrowing (normally Revenue Anticipation Notes) and internal borrowing (borrowing from other funds within the state).

      CALIFORNIA CURRENTLY OWES $29.1 BILLION IN PRINCIPAL ON OUTSTANDING NON-SELF LIQUIDATING GENERAL OBLIGATION BONDS (GO) AS OF THE END OF THE CALENDAR YEAR 2003. THE GENERAL FUND COST FOR PAYMENT OF INTEREST AND REDEMPTION ON THESE BONDS IS $1.9 BILLION IN 2003-04 AND IS ESTIMATED AT $3.1 BILLION IN 2004-05.

            CALIFORNIA'S GENERAL OBLIGATION DEBT IS RATED BAAI BY MOODY'S, BBB BY S & P AND BBB BY FITCH.

            OUTSTANDING LEASE-REVENUE BONDS TOTALED $6.899 BILLION AS OF JANUARY 1, 2004. THE COST OF LEASE PAYMENTS (PRINCIPAL AND INTEREST) WAS ESTIMATED TO BE $430.2 MILLION IN 2002-03, $471.9 MILLION IN 2003-04 AND $520.2 MILLION IN
2004-05.

                      RECENT DEVELOPMENTS REGARDING ENERGY

      DEVELOPMENT OF THE POWER SUPPLY PROGRAM. In January 2001, the Governor of California determined that the electricity available from California's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California and proclaimed a state of emergency to exist in California under the California Emergency Services Act. The Governor directed the Department of Water Resources of the State ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). Following the Governor's proclamation under the California Emergency Services Act, the Power Supply Program was further authorized by the enactment of legislation (the "Power Supply Act") and the adoption of related orders by the California Public Utilities Commission ("CPUC"). The Power Supply Act provided that the State funds advanced for energy purchases would be repaid by the issuance of revenue bonds, to be financed through ratepayer revenue in future years.

      FINANCING THE POWER SUPPLY PROGRAM. The Power Supply Program was initially financed by unsecured, interest-bearing loans from the General Fund of the State aggregating approximately $6.1 billion. Advances from the General Fund ceased in June 2001, after which DWR arranged secured loans from banks and other financial institutions, producing net proceeds aggregating approximately $4.1 billion. The Power Supply Program is also funded by revenue from electricity sales to customers; cash receipts from such revenues have aggregated approximately $3.7 billion through January 31, 2002.

      In November 2002, the State Treasurer's office announced the completion of the sale of $11.3 billion in power supply revenue bonds. The $11.3 billion bond sale was comprised of three components - $6.3 billion in tax-exempt, fixed rate bonds; $4.25 billion in tax-exempt variable and auction rate bonds; and $700 million in taxable rate bonds. The State was repaid $6.6 billion, including $5.9 billion in principal and $525 million in interest ($163 million was repaid to the State from bond proceeds in October 2002). The remainder of bond sale proceeds were used to repay an interim loan, fund reserves for the bond program, and pay costs of issuance and credit enhancements.

      The bonds are secured by DWR's bond charge revenues, imposed by the California Public Utilities Commission (CPUC) on approximately 10 million retail electricity customers served by the three investor-owned utilities in the State
- Pacific Gas & Electric Company (PG&E), San Diego Gas and Electric Company (SDG&E) and Southern California Edison Company (SCE). The bonds are separately secured from any other obligations of DWR and are neither obligations of the State, nor is State credit involved.

      The bond charge is a part of DWR's revenue requirement, which also includes a separate power charge for operations and maintenance expenses. The charges are authorized under a rate agreement between CPUC and DWR that was entered pursuant to the Power Supply Act. Through June 30, 2000, bond charges were $407 million for fiscal year 2002-03. Under the Power Supply Act, DWR has the sole authority to determine and present to CPUC its revenue requirements, although they must be just and reasonable. CPUC is required to set electric rates at a level sufficient to meet the DWR's revenue requirements, which include the cost of debt service and the cost of the State's power purchaser program. Although the State aims to eventually exit the power purchasing business, DWR is responsible for purchasing the "residual net short," which is the electricity the State buys on the spot market to service a portion of the State's energy requirements not supplied by contracted power or power generated by the investor-owned utilities.

      To mitigate risk of higher energy prices, potential legal challenges, or changes in the political climate, the bond issue was structured with substantial reserves. Bondholders benefit from reserves to be maintained to support both debt service and the power purchase program. A debt service reserve account equal to maximum annual debt service is expected to be just under $1 billion.

      Effective January I, 2003, DWR no longer purchases power, except power provided under the terms of its existing contracts. However, DWR retains the legal and financial responsibility for the existing contracts until such time as there is complete assignment of the contracts and release of DWR. While DWR was responsible for the procurement of "resident net short," DWR was required under the terms of the Bond Indenture to maintain a minimum operating account balance of $1 billion. With the end of that responsibility, DWR can now reduce the minimum operating account balance to the maximum amount projected by DWR by which operating expenditures may exceed power charges in any one calendar month, taking into account a range possible future outcomes that DWR deems to be appropriate.

                               STATE INDEBTEDNESS

      CAPITAL FACILITIES FINANCING. The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies.

      GENERAL OBLIGATION BONDS. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

      As of January 1, 2004, the State had outstanding $29,138,087,000 aggregate principal amount of long-term general obligation debt and unused voter authorizations for the future issuance of $21,441,816,000 of long-term general obligation debt (commercial paper authorized to be issued by the respective Finance Committees is treated as issued).

      LEASE-PURCHASE DEBT. In addition to general obligation debt, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. The State had $6,888,897,000 General Fund-supported lease-purchase debt outstanding at January 1, 2004. The State Public Works Board, which is authorized to sell lease revenue bonds had $4,341,165,000 authorized and unissued as of January 1, 2004.

      NON-RECOURSE DEBT. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. There are 17 agencies and authorities authorized to issue revenue obligations and bonds (excluding lease-purchase debt). State agencies and authorities had $10,942,968,000 in total outstanding obligation and bond revenue debt, and no authorized but unissued obligation and bond revenue debt, as of January 1, 2004.

                                 STATE FINANCES

      THE BUDGET PROCESS. The State's fiscal year begins on July 1 and ends on June 30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

      The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.

      Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

      Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-12 and community college ("K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations require a simple majority vote. Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution.

      Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

      THE GENERAL FUND. The moneys of the State are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

      THE SPECIAL FUND FOR ECONOMIC UNCERTAINTIES. The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller to the General Fund as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund.

      INVESTMENT OF FUNDS. Moneys on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account (the "PMIA"). As of December 31, 2003, the PMIA had nearly than $54 billion in taxpayer funds on hand. The Account invests monies on behalf of state government and more than 3,000 local jurisdictions.

      PENSION TRUSTS. The three principal retirement systems in which the State participates are the California Public Employees' Retirement System (Ca1PERS), the California State Teachers' Retirement System (STRS) and the University of California Retirement System. The 2003 Budget Act assumed the State would issue pension obligation bonds to cover the costs to pay for the State employer contributions; however, the bond sale has been delayed by court order.

      WELFARE REFORM. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the "Law") has fundamentally reformed the nation's welfare system. The Law includes provisions to: (1) convert Aid to Families with Dependent Children ("AFDC") from an entitlement program to a block grant titled Temporary Assistance for Needy Families ("TANF"), with lifetime time limits on TANF recipients, work requirements and other changes; (2) deny certain federal welfare and public benefits to legal noncitizens (this provision has been amended by subsequent federal law), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (3) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements.

      California's response to the federal welfare reforms is the California Work Opportunity and Responsibility to Kids ("CalWORKs"), which replaced the former AFDC and Greater Avenues to Independence programs effective January 1, 1998. Consistent with federal law, CalWORKs contains time limits on receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Administration of the CalWORKs program is largely at the county level, and counties are given financial incentives for success in this program.

      Welfare caseloads have continued to decline with the implementation of the CalWORKs program. The 2003-04 and 2004-05 CalWORKs caseload projections are 479,000 and 481,000 cases, respectively.

      The 2004-05 CalWORKs budget reflects California's success in meeting the federally-mandated work participation requirements. With that goal being met, the federally-imposed maintenance-of-effort ("MOE") level for California is reduced from 80% of the federal fiscal year 1994 baseline expenditures for the former AFDC program ($2.9 billion) to 75% ($2.7 billion), saving $181.7 million.

      In 2004-05 California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county MOE requirement. The 2004-05 Budget Act includes total CalWORKs-related expenditures of $6.4 billion, including, among others, TANF and MOE countable expenditures.

      The 2004-05 Budget provides for a one-time augmentation of $191.9 million for CalWORKS employment services in the 2003-04 and 2004-05 fiscal years. Given the 5% reduction in CalWORKS grant levels from 2003, the funding is being provided to enable counties to provide tailored services to their individual needs to move CalWORKS recipients from welfare-to-work. All CalWORKS-related programs are currently administered by the counties and increasing the counties' share of the cost will serve as an incentive for them to pursue the most-cost effective approaches to service delivery.

      LOCAL GOVERNMENTS. The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to over 9,800,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are about 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

      In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

      Consistent with the 1991 State-Local Program Realignment, the 2003-04 Budget proposed a realignment of $8.2 billion worth of programs from the State to California's 58 counties. To provide an income stream to counties three new revenue sources were proposed: a 1% sales tax increase, a cigarette tax increase, and additional income tax brackets for upper-end wage earners. The 2003-04 Budget proposed to realign or transfer the responsibility of a wide variety of programs, including child welfare services, foster care, adoption assistance, the Healthy Communities program, long-term care (In-Home Supportive Services), mental health and substance abuse, and court security.

      The 2004-05 Budget contains reductions in spending, but protects key public safety programs, including, among others, the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement, sheriffs' departments for jail construction and operations, and district attorneys for prosecution. For 2004-05, the State proposes to provide $200 million for the COPS and county juvenile justice crime prevention programs. This is intended to provide for a continuum of response to juvenile crime and delinquency and a swift, certain, and graduated response to juvenile offenders. The Budget also provides $535 million for transportation, including, among other, roads, highways, mass transit, and intercity rail; $204 million for environmental protection and $5 billion for local assistance in health and human services.

      Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. The 2003-04 Budget proposed to transfer the costs of court security to the counties equaling $300 million in State General Fund savings.

      The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996 (see "Welfare Reform" above). Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs. Under the State's realignment program, the General Fund would save $543 million in fiscal year 2003-04 by transferring the administration and employment services of CalWORKS to counties.

      STATE APPROPRIATIONS LIMIT. The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

      Constitutionally, the State is prohibited from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

      There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, most State subventions to local governments, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may be exceeded in cases of emergency.

      The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth and change in attendance at K-14 districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers.

      The Legislature has enacted legislation to implement and set forth the methods for determining the Appropriations Limit. State law requires an estimate of the Appropriations Limit to be included in the Governor's Budget and thereafter to be subject to the budget process and established in the Budget Act.

      The following table shows the Appropriations Limit for 2000-01 through 2004-05. As of the release of the 2004-05 Budget, the Department of Finance projects the Appropriations Subject to Limit to be $13.449 billion and $12.899 billion under the Appropriations limit in fiscal years 2003-04 and 2004-05, respectively.

                           State Appropriations Limit

                                   (Millions)

                                                                            Fiscal Years

                                            2000-01          2001-02            2002-03            2003-04              2004-05
                                            -------          -------            -------           --------             --------
State Appropriations Limit                  $54,073          $59,318            $59,591           $61,702*             $63,977*
                                                                                      *
Appropriations Subject to Limit             $51,648          $44,792            $44,462           $48,253*             $51,168*
                                                                                      *

Amount (Over)/Under Limit                   $ 2,425          $17,078            $15,129           $13,449*             $12,809*
                                                                                      *

* Estimated/Projected.

SOURCE: State of California, Department of Finance.

      PROPOSITION 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools the greater of (1) in general, a fixed percent of General Fund revenues ("Test 1"); (2) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living and enrollment ("Test 2"); or (3) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 fiscal year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3% of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35% to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

      Proposition 98 permits the Legislature by two-thirds vote of both Houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain excess State tax revenues to K-14 schools. See "State Finances -- State Appropriations Limit" above.

      During the recession in the early 1990s, General Fund revenues for several years were less than originally projected so that the original Proposition 98 appropriations were higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. As a result, per-pupil funding from Proposition 98 sources remained approximately $4,200 between fiscal years 1991-92 and 1993-94.

      In 1992, a lawsuit titled California Teachers' Association v. Gould was filed, challenging the validity of these off-budget loans. A settlement of the lawsuit in 1996 requires both the State and K-14 schools share in the repayment of $1.76 billion prior years' emergency loans to schools. The State is repaying $935 million by forgiveness, while schools will repay $825 million. The State's share of the repayment is reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

      Significant decline in 2002-03 estimated General Fund revenues and revised population figures and daily school attendance resulted in a proposed across-the-board reduction in education spending as required by Proposition 98. The total 2002-03 Proposition 98 funding was $43.6 billion. Because State tax revenues were higher than expected last year, this funding level is currently estimated to be $517.8 million below the revised constitutional minimum guarantee. Total 2003-04 Proposition 98 funding is $45.9 billion, which is estimated to be $448.4 million below the updated constitutional minimum guarantee. These funding levels have been adjusted for changes in attendance and costs of apportionments programs, and no discretionary reductions to program levels are proposed. The 2004-05 Proposition 98 funding is proposed to be $46.7 billion, an increase of $769 million over the revised 2003 guarantee. This level is $2 billion less than the current estimate of the Proposition 98 guarantee for 2004-05. Proposition 98 appropriations are proposed to be reduced by a total of $1.734 billion, which is 3.7 percent of total Proposition 98 revenues including property taxes. K-12 appropriations are reduced by $1.2 billion and California Community Colleges programs are increased by $200 million.

TOBACCO LITIGATION. In 1998, the State signed settlement agreement with the four major cigarette manufacturers expected to generate $25 billion over the next 25 years, and under the settlement half of the money will be paid to the State and half to local governments. In January 2003, the State sold $3 billion of tobacco securitization bonds secured by the State's share of the tobacco settlement receipts received under the settlement agreement. The net proceeds from the sale were deposited in the General Fund. In October 2003, the State sold $2.572 billion in Enhanced Tobacco Bonds, netting the State General Fund $2.264 billion. The sales yielded more than $250 million above the amount anticipated when the budget was signed in August.

                      PRIOR FISCAL YEARS' FINANCIAL RESULTS

      The economy grew strongly during the fiscal years beginning in 1995-96 and, as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99 and $8.2 billion in 1999-00) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local government and infrastructure expenditure.

      The extraordinary fiscal resources available in 2000-2001 allowed the State to provide significantly increased funding for K-12 schools, higher education and heath and human services. A total of about $1.5 billion was enacted as part of the budget process.

      The 2002-03 Budget released on January 10, 2002 provided final 2000-01 revenue and expenditures. Expenditures in 2000-01 were $78.0 billion, about $2.0 billion below the 2001 Budget Act estimates. The 2002-03 Governor's Budget reported that the June 30, 2001 SFEU balance, the budget reserve, was approximately $1.3 billion. This figure recognized the disbursement prior to June 30, 2001 of about $6.2 billion from the General Fund to make loans for the DWR. (At the time of enactment of the 2001 Budget Act, the Department of Finance had estimated the June 30, 2001 balance in the SFEU at $6.3 billion, but without recognition of the loans as an expenditure for budget purposes.)

      FISCAL YEAR 2002-03 BUDGET. The $98.9 billion Budget reflected a year-over-year decrease in General Fund expenditures, despite population growth, program caseload growth, and price increases. The spending plan for 2002-03 included General Fund expenditures of $76.722 billion. The 2002-03 Budget Act also included Special Fund expenditures of $19.354 billion and Bond Fund expenditures of $2.812 billion. In response to adverse economic conditions, the 2002-03 Budget also included major across the board spending reductions in the 2001-02 spending plan, as well shifting of funding from the General Fund to other various sources.

      Some of the major features of the 2002-03 Budget Act were the following:

            Total General Fund spending on K-12 education is $55.7 billion, an increase of $3.0 billion over 2001-02. Spending for K-12 education fully funds enrollment and cost of living increases and also provides additional funding for a number of programs, such as teacher and principal training programs, instructional and student achievement improvement programs, energy cost assistance, and high-tech high schools.

            The Budget provides total funding of $15.242 billion for higher education, an increase of $372.2 million, or 2.5 percent, over 2001-02.

            The Budget funds public safety, such as COPS ($116.3 million) and Juvenile Crime Prevention programs ($116.3 million), technology grants for local law enforcement ($18.5 million), small county law enforcement grants ($18.5 million), the War on Metamphetamine initiative ($15 million), and high technology crime and identity theft efforts ($14.2 million).

            The proposed Budget provided tax relief. By the end if fiscal year, 2002-03, taxpayers will have received an additional $4.5 billion in ongoing tax relief: $3.7 billion in vehicle license fee reductions, and $800 million in targeted tax relief that includes long-term care and child care credits for families, research and development credit for businesses, and relief from sales tax on fuel and equipment for California farmers.

            The December 2002 Mid-Year Spending Reduction Proposals disclosed that General Fund revenue receipts were $381 million below expectations. Combined with the State's preliminary estimate of $1.4 billion in lower than projected accrued revenues for 2001-02, the total fiscal year-to-date and prior-year shortfall was about $1.8 billion.

                              CURRENT STATE BUDGETS

      The discussion below of the fiscal year 2003-04 and 2004-05 budget are based on the State's estimates and projections of revenues and expenditures and must not be construed as statements of fact. These estimates and projections are based upon various assumptions as updated in the 2004-05 Budget which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

                             2003-04 PROPOSED BUDGET

      The 2003-04 Budget, released on January 10, 2003 (the "2003-04 Budget"), projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal income tax receipts, which include stock option and capital gains realizations, are particularly impacted by the slowing economy and stock market decline. As a result, the administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion.

      The 2003-04 Budget projected revenues from the three largest sources of tax revenue (personal income, sales and use and corporation) to be about $65.8 billion, far lower than the May 2002 budget revision of $78.6 billion. The delay in the national and California economic recoveries is projected to result in a budget shortfall in the current year and budget year combined of $34.6 billion.

      The 2003-04 Budget contained the following major components:

            Total Proposition 98 expenditure is $53 billion, a $496.8 million decrease from 2002-03 and a $12.6 billion increase over the 1998-99 level. A significant reason for the decline in year-over-year total funding is a one-time suspension for State Teachers' Retirement contributions.

            In view of budget constraints, financial support for higher education amounts to $15.109 billion, or a decline of 0.7 percent. The reductions are intended to minimize the impact on direct instruction.

            Youth and adult corrections expenditures will be reduced by 0.7 percent from the previous year. Health and human services expenditures will be decreased by 28.9 percent. Combined expenditures for other programs, such as transportation, resources, environmental protection, general government and tax relief, will be curtailed in line with proposed spending reductions. Many capital outlay projects currently funded out of the General Fund are proposed to be funded with bond funding.

      Consistent with the 1991 State-Local Program Realignment, the 2003-04 Budget proposes a realignment of $8.2 billion worth of programs from the State to California's 58 counties (see "Local Government" above).

                             2004-05 PROPOSED BUDGET

      The 2004-05 Budget, released on January 9, 2004 (the "2004-05 Budget"), projected an increase in General Fund receipts due to moderate growth in the economy. During 2003, personal income tax withholding began to show year-over-year growth after declining nearly every month since 2001.

      The 2004-05 Budget projected revenues from the three largest sources of tax revenue (personal income, sales and use and corporation) to be about $66.3 billion in 2003-04, and about $70.6 billion in 2004-5.

      The 2004-05 Budget contains the following major components:

                  Legislation authorizing the State to issue Economic Recovery Bonds and proposed balanced budget amendment to the State constitution. This legislation must be approved by voters in the March 2004 primary election.

            Total Proposition 98 expenditure is $46.7 billion, which is $2 billion less current estimate of the Proposition 98 guarantee, but represents an increase of $769 million over the revised guarantee. As a result of the expiration of one-time funding and other factors, the 2004-05 Budget proposes approximately $1.7 billion in new State and local funds for education.

            In view of budget constraints, financial support for higher education amounts to $11.4 billion a decline of almost $4 billion from 2003-04. Fees were increased at these institutions, enrollments decreased and expenditure reduced in order to minimize the impact on direct instruction.

                             ECONOMY AND POPULATION

      INTRODUCTION. California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Since the latter half of 2003, California's economy has been improving. State personal income grew in the second quarter of 2003 and is predicted to grow by about 5.6 percent in 2004. However, the state under-performed the national economy for job growth in the second half of 2003. Nonfarm payroll employment was essentially flat during 2003 and the first 10 months of 2003. The projected unemployment rate was 6.7 percent.

      ECONOMY. The 2004-05 Budget projects that the outlook for the California economy depends heavily on the fate of the national economy. Low interest rates and a considerable amount of federal fiscal stimulus will boost the state and national economies in 2004. On balance, the Budget projects moderate growth in 2004 and even better growth in 2005. Troubling to the State's economy is that the high-tech sector does not appear to have begun to recover. Additionally, the weakness in the stock market and the possibility of military action in Iraq have soured the mood of consumers.

      POPULATION AND LABOR FORCE. The State's mid-2003 population of nearly 36 million represented over 12 percent of the total United States population. The short-term population growth forecast is 1.5 percent. Through the next five years, the State will grow an average of 553,900 people each year. By July 2008, California will add nearly 3 million people to reach over 38 million people, a five year growth rate of 7.7 percent. This is 1 percent less than the 9.3 percent overall population growth since 1998.

      Population growth rates vary significantly by age group. The State's total population growth of 7.7 percent contrasts with 5.0 percent growth of pre-school age group and 2.3 percent growth in the school age group. The college-going age should grow 9.6 percent while the working and retire-aged populations should grow 9 and 10 percent, respectively. The population in the working ages will increase by 1.7 million.

      California's population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the 5-county Los Angeles area accounted for 48 percent of the State's population, with over 16.0 million residents, and the 10-county San Francisco Bay Area represented 21 percent, with a population of over 7.0 million.

                                   APPENDIX D

                         DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S RATING SERVICES (S&P)

Corporate and Municipal Bonds

AAA An obligation rated `AAA' has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA An obligation rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A An obligation rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB An obligation rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB An obligation rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Plus(+) or  The ratings from `AA' to `BB' may be modified by the
Minus (-)   addition of a plus or minus sign to show relative standing within the major rating categories.

Corporate and Municipal Notes

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3        Speculative capacity to pay principal and interest.

Note: A S&P rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term rating.

Commercial Paper

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-l'.

A-3 Issues carrying this designation have adequate capacity for timely payment. However, they are more vulnerable to the adverse effects of-changes in circumstances than obligations carrying the higher designations.

Variable Rate Demand Obligations:

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (i.e., `AAA/A-1+). With short term demand debt, note rating symbols are used with the commercial paper symbols (i.e., `SP-1+/A-1+').

MOODY'S INVESTORS SERVICE

US. Municipal Bonds

Aaa Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issuers or issues.

Baa Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Bb. The modifier 1 indicates that the obligation rates in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1/      This designation denotes superior credit quality. Excellent
VMIG 1      protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/      This designation denotes strong credit quality. Margins of
VMIG 2      protection are ample, although not as large as in the preceding group.

MIG 3/      This designation denotes acceptable credit quality. Liquidity
VMIG 3      and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

Note: A two component rating is assigned to variable demand obligations (VRDOs). The first element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG rating expire at note maturity, while VMIG ratings expirations will be a function of each issuer's specific structural or credit features.

Commercial Paper

Prime-1 Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

            1.    Leading market positions in well established industries.

            2.    High rates of return on funds employed.

            3. Conservative capitalization structure with moderate reliance on debt and ample asset protection.

            4. Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

            5. Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime   Issuers rated "Not Prime" do not fall within any of the
            Prime rating categories.

FITCH, INC.

Long Term Credit Ratings (includes US. Public Finance securities)

AAA Highest credit quality. 'AAA' denotes the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. Single 'A' rating denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Plus (+) or Plus and minus signs may be appended to denote relative
Minus (-)   status within major ratings categories. Plus and minus
            signs, however, are not added to the 'AAA' category.

Short-Term Credit Ratings (includes Note & Commercial Paper)

F-1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added plus (+) sign to denote exceptionally strong credit feature.

F-2 Good credit quality. Indicates a satisfactory capacity for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or F-1" ratings.

F-3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Plus (+) The plus sign may be appended to a 'F-1' category to denote relative status within the category.

Variable Rate Demand Obligations

Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as `AAA/F 1+'. The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

                                     PART C

ITEM 22. EXHIBITS

(a)(1) Form of Amended and Restated Declaration of Trust, with establishments and designations of series and further amendments. (1)

(a)(2) Establishment and designation of series for HSBC Investor Overseas Equity Fund and HSBC Investor Opportunity Fund. (5)

(a)(3) Establishment and designation of series for HSBC Investor Money Market Fund. (10)

(a)(4) Establishment and designation of series for HSBC Mid-Cap Fund. (10)

(a)(5) Establishment and designation of series for HSBC Investor Limited Maturity Fund, and HSBC Investor California Tax-Free Money Market Fund. (11)

(a)(6) Establishment and designation of series for HSBC Investor U.S. Treasury Money Market Fund, HSBC Investor Growth and Income Fund, and HSBC Investor Balanced Fund. (11)

(a)(7) Establishment and designation of series for HSBC Investor Growth Fund, HSBC Investor Value Fund and HSBC Investor Cash Management Fund. (15)

(a)(8) Establishment and designation of series for HSBC Investor Tax-Free Money Market Fund. (16)

(a)(9) Establishment and designation of series for HSBC Investor Aggressive Growth Strategy Fund, HSBC Investor Moderate Growth Strategy Fund, HSBC Investor Growth Strategy Fund, HSBC Investor Conservative Growth Strategy Fund and HSBC Investor Conservative Income Strategy Fund. (20)

(b) Form of By-Laws. (1)

(c) Specimen certificate of shares of beneficial interest of HSBC Investor Funds. (1)

(d)(1) Form of Master Investment Advisory Contract, with supplements regarding HSBC Investor New York Tax-Free Fund, HSBC Investor New York Tax-Free Money Market Fund and HSBC Investor Equity Fund. (1)

(d)(2) Form of Amended and Restated Second Master Investment Advisory Contract, with supplement regarding HSBC Investor U.S. Government Money Market Fund. (1)

(d)(3) Form of Amended and Restated Master Investment Advisory Contract between HSBC Investor Funds and HSBC Asset Management (Americas) Inc. (13)

(d)(4) Form of Investment Advisory Contract between HSBC Investor Funds and HSBC Asset Management (Americas) Inc. (11)

(d)(5) Form of Investment Advisory Contract Supplement regarding HSBC Investor Growth and Income Fund. (11)

(d)(6) Form of Investment Advisory Contract Supplement regarding HSBC Investor U.S. Treasury Money Market Fund. (11)

(d)(7) Form of Investment Advisory Contract Supplement regarding HSBC Investor Balanced Fund. (11)

(d)(8) Form of Investment Advisory Contract Supplement regarding HSBC Investor Money Market Fund. (13)

(d)(9) Form of Investment Advisory Contract Supplement regarding HSBC Investor U.S. Government Money Market Fund. (13)

(d)(10) Form of Investment Advisory Contract Supplement regarding HSBC Investor U.S. Treasury Money Market Fund. (13)

(d)(11) Form of Investment Advisory Contract Supplement regarding HSBC Investor regarding New York Tax-Free Money Market Fund. (13)

(d)(12) Form of Investment Advisory Contract Supplement regarding HSBC Investor regarding New York Tax-Free Bond Fund. (13)

(d)(13) Form of Investment Advisory Contract Supplement regarding HSBC Investor Cash Management Fund. (15)

(d)(14) Form of Investment Advisory Contract Supplement regarding HSBC Investor Tax-Free Money Market Fund. (16)

(d)(15) Form of Investment Advisory Contract Supplement between HSBC Investor Portfolios and HSBC Asset Management (Americas) Inc. regarding HSBC Investor Fixed Income Portfolio. (13)

(d)(16) Form of Investment Advisory Contract Supplement between HSBC Investor Portfolios and HSBC Asset Management (Americas) Inc. regarding HSBC Investor Growth Fund. (15)

(d)(17) Form of Investment Advisory Contract Supplement between HSBC Investor Portfolios and HSBC Asset Management (Americas) Inc. regarding HSBC Investor Value Fund. (15)

(d)(18) Form of Investment Advisory Contract Supplement regarding HSBC Investor Aggressive Growth Strategy Fund, HSBC Investor Moderate Growth Strategy Fund, HSBC Investor Growth Strategy Fund, HSBC Investor Conservative Growth Strategy Fund and HSBC Investor Conservative Income Strategy Fund. (20)

(d)(19) Form of Subadvisory Agreement between Alliance Capital Management L.P. and HSBC Asset Management (Americas) Inc. regarding HSBC Investor Equity Fund.
(7)

(d)(20) Form of Subadvisory Agreement between Capital Guardian Trust Company and HSBC Asset Management (Americas) Inc. regarding HSBC Investor International Equity Fund. (15)

(d)(21) Form of Subadvisory Agreement between Institutional Capital Corporation and HSBC Asset Management (Americas) Inc. regarding the HSBC Investor Equity Fund (13)

(d)(22) Form of Subadvisory Agreement between Westfield Capital Management, LLC, Inc. and HSBC Asset Management (Americas) Inc. regarding HSBC Investor Small Cap Equity Fund. (14)

(d)(23) Form of Subadvisory Agreement between Alliance Capital Management L.P. and HSBC Asset Management (Americas) Inc. regarding HSBC Investor Growth Fund.
(15)

(d)(24) Form of Subadvisory Agreement between Institutional Capital Corporation and HSBC Asset Management (Americas) Inc. regarding the HSBC Investor Value Fund. (15)

(d)(25) Subadvisory Agreement between Waddell & Reed Investment Management Company and HSBC Asset Management (Americas) Inc. regarding HSBC Investor Growth Fund. (18)

(d)(26) Subadvisory Agreement between NWQ Investment Management Co., LLC and HSBC Asset Management (Americas) Inc. regarding HSBC Investor Value Fund . (18)

(d)(27) Subadvisory Agreement between NWQ Investment Management Co., LLC and HSBC Asset Management (Americas) Inc. regarding HSBC Investor Value Fund. Filed herewith.



(d)(28) Subadvisory Agreement between Waddell & Reed Investment Management Company and HSBC Asset Management (Americas) Inc. regarding HSBC Investor Growth Fund. Filed herewith.



(d)(29) Subadvisory Agreement between Bernstein and HSBC Asset Management (Americas) Inc. regarding HSBC Investor International Fund and HSBC Investor Overseas Fund. To be filed by amendment.


(e) (1) Form of Amended and Restated Distribution Agreement regarding HSBC Investor U.S. Government Money Market Fund, HSBC Investor New York Tax Free Money Market Fund, HSBC Investor New York Tax Free Fund, HSBC Investor Equity Fund, HSBC Investor Taxable Fund, HSBC Investor Overseas Equity Fund, HSBC Investor Opportunity Fund, HSBC Investor Money Market Fund, HSBC Mid-Cap Fund, HSBC Investor California Tax-Free Money Market Fund, HSBC Investor Growth and Income Fund, HSBC Investor U.S. Treasury Money Market Fund, HSBC Investor Balanced Fund, HSBC Investor Small Cap Value Fund, HSBC Investor Cash Management Fund, HSBC Investor Growth Fund, HSBC Investor Value Fund and HSBC Investor Tax-Free Money Market Fund, and HSBC Investor Aggressive Growth Strategy Fund, HSBC Investor Moderate Growth Strategy Fund, HSBC Investor Growth Strategy Fund, HSBC Investor Conservative Growth Strategy Fund, HSBC Investor Conservative Income Strategy Fund, and HSBC Investor Aggressive Growth Strategy Fund, HSBC Investor Moderate Growth Strategy Fund, HSBC Investor Growth Strategy Fund, HSBC Investor Conservative Growth Strategy Fund and HSBC Investor Conservative Income Strategy Fund. (20)


(e) (2) Form of Selling Agreement. Filed herewith.



(e) (3) Form of Dealer Agreement. Filed herewith.


(f) Not applicable.

(g)(1) Form of Custodian Agreement. (8)

(h)(1) Form of Service Agreement. (1)

(h)(2) Form of Operational Services Support Agreement between HSBC Asset Management (Americas) Inc. and HSBC Investor Money Market Fund, HSBC Investor U.S. Government Money Market Fund, HSBC Investor New York Tax-Free Money Market Fund, HSBC Investor U.S. Treasury Money Market Fund, HSBC Investor California Tax-Free Money Market Fund, and HSBC Investor Cash Management Fund. (13)


(h)(3) Form of Administration Agreement between HSBC Investor Funds and BISYS.
(8)



(h)(4) Form of Fund Accounting Agreement - BISYS. (8)



(h)(5) Form of Transfer Agency and Service Agreement - BISYS. (8)



(h)(6) Master Services Agreement. Filed herewith.

(h)(7) Omnibus Fee Agreement. Filed herewith.

(h)(8) Amendment to Omnibus Fee Agreement.  Filed herewith.



(h)(9) Form of Expense Limitation Agreement. (14)



(h)(10) Form of Expense Limitation Agreement with respect to the HSBC Investor Cash Management Fund, HSBC Investor U.S. Government Money Market Fund and HSBC Investor U.S. Treasury Money Market Fund. (17)



(h)(11) Form of Letter Agreement to Expense Limitation Agreement with respect to HSBC Investor Money Market Fund, HSBC Investor California Tax-Free Money Market Fund, HSBC Investor Bond Fund, HSBC Investor Bond Fund, HSBC Investor Opportunity Fund and HSBC Investor Overseas Fund. (18)

(h)(12) Form of Expense Limitation Agreement with respect to HSBC Investor Aggressive Growth Strategy Fund, HSBC Investor Growth Strategy Fund, HSBC Investor Moderate Growth Strategy Fund, HSBC Investor Conservative Growth Strategy Fund and HSBC Investor Income Strategy Fund. (20)



(h) (13) Form of Expense Limitation Agreement with respect to the HSBC Investor Growth Fund and HSBC Investor Value Fund. To be filed by amendment



(i) Opinion and consent of counsel. To be filed by amendment


(j) Not applicable.

(k) Not applicable.

(l)(1) Initial Investor Representation letter regarding HSBC Investor International Equity Fund and HSBC Investor Fixed Income Fund. (2)

(l)(2) Initial Investor Representation letter regarding HSBC Investor Equity Fund. (3)

(m) Form of Amended and Restated Master Distribution Plans relating to Class A, B and C shares, with supplements regarding HSBC Investor U.S. Government Money Market Fund, HSBC Investor New York Tax-Free Money Market Fund, HSBC Investor New York Tax-Free Fund, HSBC Investor Equity Fund, HSBC Investor Fund, HSBC Investor Money Market Fund, HSBC Mid-Cap Fund, HSBC Investor California Tax-Free Money Market Fund, Overseas Equity Fund, HSBC Investor Opportunity Fund, HSBC Investor Growth and Income Fund, HSBC Investor Limited Maturity Bond Fund, HSBC Investor U.S. Treasury Money Market Fund, HSBC Investor Balanced Fund, HSBC Investor Small Cap Value Fund, HSBC Investor Cash Management Fund, HSBC Investor Growth Fund, and HSBC Investor Value Fund. HSBC Investor Aggressive Growth Strategy Fund, HSBC Investor Growth Strategy Fund, HSBC Investor Moderate Growth Strategy Fund, HSBC Investor Conservation Growth Strategy Fund and HSBC Investor Income Strategy Fund (20)

(n) Form of Amended and Restated Multiple Class Plan. (20)


(p)(1) Code of Ethics for HSBC Investor Funds, HSBC Advisor Funds Trust, and HSBC Portfolios. To be filed by amendment


(p)(2) Code of Ethics for HSBC Asset Management (Americas), Inc. (10)

(p)(3) Code of Ethics for Alliance Capital Management L.P. (10)

(p)(4) Code of Ethics for Institutional Capital Corporation. (10)

(p)(5) Code of Ethics for Capital Guardian Trust Company. (12)

(p)(6) Code of Ethics for Westfield Capital Management, LLC. (14)

(p)(8) Code of Ethics for Waddell & Reed Investment Management Company. (18)

(p)(9) Code of Ethics for NWQ Investment Management Co., LLC. (18)

(p)(10) Code of Ethics for The Bernstein Unit of Alliance Capital Management
(18)

(p)(11) Code of Ethics for BISYS. (18)

(o)(1) Powers of Attorney of Trustees and Officers of Registrant, HSBC Advisor Funds Trust and HSBC Portfolios. (18)

(o)(2) Power of Attorney of Trustee of Registrant, HSBC Advisor Funds Trust and HSBC Investor Portfolios. (19)

(o)(3) Power of Attorney of Officer of Registrant, HSBC Advisor Fund Trust and HSBC Investor Portfolios. (20)


(o)(4) Powers of Attorney of Officer of Registrant, HSBC Advisor Fund Trust and HSBC Investor Portfolios. Filed herewith.


(1) Incorporated herein by reference from post-effective amendment No. 35 to the registration statement on Form N-1A of the Registrant (File no. 33-7647) (the "Registration Statement") as filed with the Securities and Exchange Commission (the "SEC") on January 23, 1996.

(2) Incorporated herein by reference from post-effective amendment No. 29 to the Registration Statement as filed with the SEC on December 20, 1994.

(3) Incorporated herein by reference from post-effective amendment No. 33 to the Registration Statement as filed with the SEC on June 27, 1995.

(4) Incorporated herein by reference from post-effective amendment No. 37 to the Registration Statement as filed with the SEC on April 4, 1996.

(5) Incorporated herein by reference from post-effective amendment No. 39 to the Registration Statement as filed with the SEC on June 17, 1996.

(6) Incorporated herein by reference from post-effective amendment No. 40 to the Registration Statement as filed with the SEC on November 27, 1996.

(7) Incorporated herein by reference from post-effective amendment No. 42 to the Registration Statement as filed with the SEC on January 31, 1997.

(8) Incorporated herein by reference from post-effective amendment No. 63 to the Registration Statement filed with the SEC on March 1, 1999.

(9) Incorporated herein by reference from post-effective amendment No. 67 to the Registration Statement as filed with the SEC on February 29, 2000.

(10) Incorporated herein by reference from post-effective amendment No. 69 to the Registration Statement as filed with the SEC on June 30, 2000.

(11) Incorporated herein by reference from post-effective amendment No. 74 to the Registration Statement as filed with the SEC on December 28, 2000.

(12) Incorporated herein by reference from post-effective amendment No. 75 to the Registration Statement as filed with the SEC on February 28, 2001.

(13) Incorporated herein by reference from post-effective amendment No. 77 to the Registration Statement as filed with the SEC on January 30, 2002.

(14) Incorporated herein by reference from post-effective amendment No. 81 to the Registration Statement filed with the SEC on February 28, 2003.

(15) Incorporated herein by reference from post-effective amendment No. 82 to the Registration Statement filed with the SEC on August 8, 2003.

(16) Incorporated herein by reference from post-effective amendment No. 85 to the Registration Statement as filed with the SEC on December 15, 2003.

(17) Incorporated herein by reference from post-effective amendment No. 86 to the Registration Statement as filed with the SEC on December 15, 2003.

(18) Incorporated herein by reference from post-effective amendment No. 87 to the Registration Statement as filed with the SEC on March 1, 2004.

(19) Incorporated herein by reference from post-effective amendment No. 88 to the Registration Statement as filed with the SEC on September 3, 2004.


(20) Incorporated herein by reference from post-effective amendment No. 89 to the Registration Statement as filed with the SEC on November 17, 2004.


ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.

ITEM 24. INDEMNIFICATION

Reference is hereby made to Article IV of the Registrant's Declaration of Trust. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees or officers of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Investment Company Act of 1940 and, therefore, is unenforceable.

If a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees or officers of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees or officers in connection with the shares being registered, the Registrant will, unless in the opinion of its Counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

HSBC Asset Management (Americas), 452 Fifth Avenue, New York, New York 10018, serves as investment adviser ("Adviser") and is a wholly-owned subsidiary of HSBC Bank USA, Inc., a New York State chartered bank, which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company. Information as to the directors and officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-25999) filed under the Investment Advisers Act of 1940, as amended and is incorporated by reference thereto.

Information as to the directors and officers of NWQ Investment Management Co., LLC ("NWQ"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of NWQ in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-61379) filed under the Investment Advisers Act of 1940, as amended and is incorporated by reference thereto.

Information as to the directors and officers of Waddell & Reed Investment Management Company ("Waddell & Reed"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Waddell & Reed in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-40372) filed under the Investment Advisers Act of 1940, as amended and is incorporated by reference thereto.

Information as to the directors and officers of Westfield Capital Management. LLC ("Westfield") together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Westfield in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-34350) filed under the Investment Advisers Act of 1940, as amended and is incorporated by reference thereto.

Information as to the directors and officers of The Bernstein Unit of Alliance Capital Management, L.P. ("Bernstein"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Bernstein in the last two years, is included in its application for registration as an investment advisor on Form ADV (File No. 801-57937) filed under the Investment Advisers Act of 1940, as amended and is incorporated by reference thereto.

ITEM 26. PRINCIPAL UNDERWRITERS.

ITEM 27(a) BISYS FUND SERVICES LIMITED PARTNERSHIP ("BISYS" OR THE "Distributor") acts as principal underwriter for the following investment companies:

American Independence Funds Trust
American Performance Funds AmSouth Funds
BB&T Funds
The Coventry Group
The Eureka Funds
First Focus Funds
The Hirtle Callaghan Trust
HSBC Advisor Funds Trust
HSBC Investor Funds
HSBC Investor Portfolios
The Infinity Mutual Funds, Inc.
Kensington Fund
LEADER Mutual Funds
Legacy Funds Group
MMA Praxis Mutual Funds
Mercantile Funds, Inc.
Old Westbury Funds, Inc.
Pacific Capital Funds
USAllianz Variable Insurance Products Trust Variable Insurance Funds The Victory Portfolios
The Victory Variable Insurance Funds
Vintage Mutual Funds, Inc.

BISYS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. BISYS' main address is 100 Summer Street, Suite 1500, Boston, MA 02110. Office of Supervisory Jurisdiction (OSJ) Branch is at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

ITEM 26(b) INFORMATION ABOUT DIRECTORS AND OFFICERS OF BISYS IS AS FOLLOWS:

     Name and Address             Position with Underwriter     Position with Fund
------------------------------    -------------------------     ------------------
BISYS Fund Services Ohio, Inc.      Sole Limited Partner               None
3435 Stelzer Road
Columbus, OH  43219

BISYS Fund Services, Inc.*          Sole General Partner               None
3435 Stelzer Road
Columbus, OH 43219

* Richard F. Froio - Executive Representative and Supervising Principal William
J. Tomko - Supervising Principal, Columbus OSJ

ITEM 26(c) NOT APPLICABLE.

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of: HSBC Asset Management (Americas), 452 Fifth Avenue, New York, New York 10018; BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035; Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105; Institutional Capital Corporation, 225 West Wacker Drive, Chicago, Illinois, 60606; Westfield Capital Management LLC, 21 Fellow Street, Boston MA 02119; Waddell & Reed Investment Management Company, 6300 Lamar Ave, Overland Park, KS 66202; NWQ Investment Management Company, LLC, 2049 Century Park East, 4th Floor, Los Angeles, CA 90067, and The Bernstein Unit of Alliance Capital Management, L.P., 1345 Avenue of the Americas, 39th Floor, New York, NY 10105.

ITEM 28. MANAGEMENT SERVICES

Not applicable.

ITEM 29. UNDERTAKINGS

None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly cased this Post-Effective Amendment No. 90, to its Registration Statement on Form N-1A to be signed on its behalf, on this 30th day of December, 2004.

HSBC Investor Funds

Richard Fabietti**
-------------------
President

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on December 30, 2004.

Richard Fabietti**                               Troy Sheets**
----------------------------                     ----------------------------
Richard Fabietti                                 Troy Sheets
President                                        Treasurer

Alan S. Parsow*                                  Larry M. Robbins*
----------------------------                     ----------------------------
Alan S. Parsow                                   Larry M. Robbins
Trustee                                          Trustee

Michael Seely*                                   Frederick C. Chen*
----------------------------                     ----------------------------
Michael Seely                                    Frederick C. Chen
Trustee                                          Trustee

Stephen Baker***
----------------------------
Stephen Baker
Trustee

/s/David J. Harris
----------------------------
*David J. Harris, as attorney-in-fact pursuant to a power of attorney filed as Exhibit (O)(1) to post-effective amendment No. 87 filed on March 1, 2004.


/s/David J. Harris
----------------------------
**David J. Harris, as attorney-in-fact pursuant to a power of attorney filed as Exhibit (O)(4) filed herewith.


/s/David J. Harris
----------------------------
***David J. Harris, as attorney-in-fact pursuant to a power of attorney filed as Exhibit (O)(2) to post-effective amendment No. 88 filed on September 3, 2004.

HSBC Investor Portfolios (the "Portfolio Trust") has duly caused this amendment to the Registration Statement on Form N-1A of HSBC Funds Trust (the "Trust") to be signed on its behalf by the undersigned, thereto duly authorized on the 30th day of December, 2004.

HSBC INVESTOR PORTFOLIOS


Richard Fabietti**
--------------------
Richard Fabietti
President


    Pursuant to the requirements of the Investment Company Act of 1940, this post-effective amendment to the Trust's Registration Statement has been signed below by the following persons in the capacities indicated on December 30, 2004.


Richard Fabietti**
------------------------------------
Richard Fabietti
President


Troy Sheets**
------------------------------------
Troy Sheets
Treasurer

Alan S. Parsow*
------------------------------------
Alan S. Parsow
Trustee of the Portfolio Trust

Larry M. Robbins*
------------------------------------
Larry M. Robbins
Trustee of the Portfolio Trust

Michael Seely*
------------------------------------
Michael Seely
Trustee of the Portfolio Trust

Frederick C. Chen*
------------------------------------
Frederick C. Chen
Trustee of the Portfolio Trust*

Stephen Baker***
------------------------------------
Stephen Baker
Trustee of the Portfolio Trust*

 /s/ David J. Harris
------------------------------------
*David J. Harris, as attorney-in-fact pursuant to a power of attorney filed as exhibit (o)(1) to post-effective amendment No. 87 filed on March 1, 2004.


 /s/ David J. Harris
------------------------------------
**David J. Harris, as attorney-in-fact pursuant to a power of attorney filed as exhibit (o)(4) filed herewith.


 /s/ David J. Harris
------------------------------------
***David J. Harris, as attorney-in-fact pursuant to a power of attorney filed as exhibit (o)(2) to post-effective amendment No. 88 filed on September 3, 2004.

                                  Exhibit List
                                  ------------

(d)(27) Sub-Advisory Agreement between NWQ Investment Management Co., LLC and HSBC Asset Management (Americas) Inc. regarding HSBC Investor Value Fund.

(d)(28) Sub-Advisory Agreement between Waddell & Reed Investment Management Company and HSBC Asset Management (Americas) Inc. regarding HSBC Growth Fund.

(e)(2)  Form of Selling Agreement

(e)(3)  Form of Dealer Agreement

(h)(6)  Master Services Agreement

(h)(7)  Omnibus Fee Agreement

(h)(8)  Amendment to Omnibus Fee Agreement

(o)(4)  Powers of Attorney of Officer